1933 Act File No. 33-31259
                                                      1940 Act File No. 811-5911

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X__
                                                                  -----

    Pre-Effective Amendment No.   __ .......................
                                -----

    Post-Effective Amendment No.   45  .....................        X
                                 ------                           ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No.   45  ....................................        X
                  ------                                          ---

                            FEDERATED MUNICIPAL TRUST

               (Exact Name of Registrant as Specified in Charter)

                        Federated Investors Funds
                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania  15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire,
                           Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

 __ immediately upon filing pursuant to paragraph (b)
 X_ on December 31, 1997 pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a) (i) on pursuant to paragraph
    (a) (i). 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.












Copies To:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, N.W.
Washington, D.C.  20037

                              CROSS-REFERENCE SHEET

      This Amendment to the Registration Statement of FEDERATED MUNICIPAL TRUST, which consists of sixteen portfolios: (1) Connecticut Municipal Cash Trust, (a) Institutional Service Shares; (2) Pennsylvania Municipal Cash Trust, (a) Cash Series Shares and (b) Institutional Service Shares; (c) Institutional Shares (3) Minnesota Municipal Cash Trust, (a) Cash Series Shares and (b) Institutional Shares; (4) New Jersey Municipal Cash Trust, (a) Institutional Shares and (b) Institutional Service Shares; (5) Ohio Municipal Cash Trust, (a) Cash II Shares
(b) Institutional Shares, and (c) Institutional Service Shares; (6) Virginia Municipal Cash Trust, (a) Institutional Shares and (b) Institutional Service Shares; (7) Alabama Municipal Cash Trust; (8) North Carolina Municipal Cash Trust; (9) Maryland Municipal Cash Trust; (10) California Municipal Cash Trust,
(a) Institutional Shares and (b) Institutional Service Shares; (11) New York Municipal Cash Trust, (a) Cash II Shares and (b) Institutional Service Shares;
(12) Florida Municipal Cash Trust, (a) Institutional Shares and (b) Cash II Shares; (13) Massachusetts Municipal Cash Trust, (a) Institutional Service Shares and (b) Boston 1784 Funds Shares; (14) Michigan Municipal Cash Trust, (a) Institutional Shares and (b) Institutional Service Shares; (15) Georgia Municipal Cash; and (16) Tennessee Municipal Cash Trust, (a) Institutional Shares and (b) Institutional Service Shares, relates to all funds and is comprised of the following:


PART A.    INFORMATION REQUIRED IN A PROSPECTUS.




                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................(1-16) Cover Page.

Item 2.     Synopsis                      (1-16) Summary of Fund Expenses.

Item 3.     Condensed Financial
            Information...................(1-16) Financial Highlights;   (1-16) Performance Information.

Item 4.     General Description of
            Registrant....................(1-16) General Information; (1-13a,
                                          14-16) Investment Information; (1-13a,
                                          14-16) Investment Objective; (13b)
                                          Investment Objective and Policies;
                                          (1-13a, 14-16) Investment Policies;
                                          (13b) Acceptable Investments; (1)
                                          Connecticut Municipal Securities; (2)
                                          Pennsylvania Municipal Securities; (3)
                                          Minnesota Municipal Securities; (4)
                                          New Jersey Municipal Securities; (5)
                                          Ohio Municipal Securities; (6)
                                          Virginia Municipal Securities; (7)
                                          Alabama Municipal Securities; (8)
                                          North Carolina Municipal Securities;
                                          (9) Maryland Municipal Securities;
                                          (10) California Municipal Securities;
                                          (11) New York Municipal Securities;
                                          (12) Florida Municipal Securities;
                                          (13) Massachusetts Municipal
                                          Securities; (14) Michigan Municipal
                                          Securities; (15) Georgia Municipal
                                          Securities; (16) Tennessee Municipal
                                          Securities; (1-16) Investment Risks;
                                          (1-16) Investment Limitations; (16)
                                          Special Information Concerning Hub and
                                          Spoke; (2-6, 10-14, 16) Other Classes
                                          of Shares.

Item 5.     Management of the Fund........(1-16) Fund Information; (1-16) Management of the Fund; (13b)
                                          Management, Distribution, and
            ----------------------
                                          Administration; (1-13a, 14-16) Distribution of Cash Series,
                                          Institutional, Institutional Service, or Cash II Shares;
                                          (1-16) Administration of the Fund.

Item 6.     Capital Stock and Other
            Securities....................(1-13a,14-16) Account and Share
                                          Information; (13b) Dividends and
                                          Distributions; (1-13a,
                                          14-16)Dividends; (1-13a, 14-16)Capital
                                          Gains; (1-13a, 14-16) Voting
                                          Rights;(1-16) Tax Information; (1-16)
                                          Federal Income Tax; (1-16) State and
                                          Local Taxes.

Item 7.     Purchase of Securities Being
            Offered.......................(1-16) Net Asset Value; (13b) Pricing
                                          of Shares; (13b) How to Buy Shares;
                                          (1-13a, 14-16) How to Purchase Shares;
                                          (1, 2a, 2b, 3a, 4b, 5a, 6b, 7-9, 10b,
                                          11, 12, 13a, 14b, 15, 16b) Special
                                          Purchase Features; (13b) Automatic
                                          Investment Program; (13b) How to
                                          Exchange Shares.

Item 8.     Redemption or Repurchase......(1-16) How to Redeem Shares; (1a, 2a, 2b, 3a, 4b, 5a, 6b, 7-9,
                                          10b, 11, 12, 13a, 14b, 15, 16b)
            ------------------------
                                          Special Redemption Features.

Item 9.     Pending Legal Proceedings     None.



PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.    Cover Page....................(1-16) Cover Page.

Item 11.    Table of Contents             (1-16) Table of Contents.

Item 12.    General Information and
            History.......................(1-16) About Federated Investors; (1-16) Appendix.

Item 13.    Investment Objectives and
            Policies...................... (2, 3, 5-11, 13-16) Investment Policies; (1, 4, 12)
                                           Investment Objective and Policies;(1-13a,
                                          14-16) Investment Limitations.

Item 14.    Management of the Fund........(1-16) Federated Municipal Trust Management.
            ----------------------

Item 15.    Control Persons and Principal
            Holders of Securities         Not applicable.

Item 16.    Investment Advisory and Other
            Services......................(1-16) Investment Advisory Services; (1-16) Other Services;
                                          (13b) Shareholder Servicing Agent; (1-4,6-13a,14-16) Shareholder
                                          Services; (2,3,5) Distribution Plan and Shareholder Services.

Item 17.    Brokerage Allocation..........(1-16) Brokerage Transactions.

Item 18.    Capital Stock and Other
            Securities....................(1-16) Massachusetts Partnership Law.

Item 19.    Purchase, Redemption and Pricing
            of Securities Being Offered... (1-16) Determining Net Asset Value; (1-16) Redemption in Kind.

Item 20.    Tax Status                     (1-16) The Fund's Tax Status.

Item 21.    Underwriters                  Not applicable.

Item 22.    Calculation of Performance
            Data..........................(1-16) Yield; (1-16) Effective Yield; (1-13a,14-16) Tax-Equivalent
                                          Yield; (1-16) Performance Comparisons; (1-16) Performance
                                          Information, (1-13a,14-16) Tax-Equivalency Table, (1-16) Total
                                          Return.

Item 23.    Financial Statements          (1-16) Filed in Part A.



CONNECTICUT MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Connecticut Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Connecticut municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Connecticut, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and Connecticut Dividend and Interest Income Tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Connecticut Municipal Securities 5 Investment Risks 5 Investment Limitations 5 Fund Information 6 Management of the Fund 6 Distribution of Institutional Service Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial Institution 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8 Special Redemption Features 9 Account and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 10 Federal Income Tax 10 State and Local Taxes 10 Performance Information 10 Financial Statements 11 Report of Independent Public Accountants Inside Back Cover

SUMMARY OF FUND EXPENSES

                                  SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)                                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)                               None
Exchange Fee                                                                                     None
                                   ANNUAL FUND OPERATING EXPENSES
                              (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                                 0.30%
12b-1 Fee                                                                                        None
Total Other Expenses                                                                             0.30%
  Shareholder Services Fee (after waiver)(2)                                              0.14%
Total Operating Expenses(3)                                                                      0.60%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%

(2) The shareholder services fee has been reduced to reflect the voluntary wavier of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%

(3) The total operating expenses would have been 0.91% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                       $75

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                     YEAR ENDED OCTOBER 31,
                                1997    1996     1995     1994    1993**   1992     1991   1990(A)
 NET ASSET VALUE, BEGINNING      $1.00   $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
 OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income          0.03    0.03     0.03     0.02     0.02    0.03     0.04     0.05
 LESS DISTRIBUTIONS
   Distributions from net       (0.03)  (0.03)   (0.03)   (0.02)   (0.02)  (0.03)   (0.04)   (0.05)
 investment income
 NET ASSET VALUE, END OF         $1.00   $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
 PERIOD
 TOTAL RETURN(B)                 3.01%   3.02%    3.31%    2.12%    1.96%   2.68%    4.04%    5.54%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                      0.60%   0.60%    0.60%    0.59%    0.57%   0.56%    0.56%   0.48%*
   Net investment income         2.97%   2.97%    3.26%    2.11%    1.95%   2.66%    3.94%   5.32%*
   Expense                       0.31%   0.32%    0.30%    0.18%    0.25%   0.30%    0.21%   0.28%*
 waiver/reimbursement(c)
 SUPPLEMENTAL DATA
   Net assets, end of period  $271,316 $227,089$184,718 $190,423 $140,446 $140,118$140,113 $138,738
 (000 omitted)

* Computed on an annualized basis.

** Prior to November 6, 1992, the Fund provided two classes of shares.

(a) Reflects operations for the period from November 1, 1989 (date of initial public investment) to October 31, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The Fund is designed primarily for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Connecticut municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Connecticut taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and Connecticut Dividend and Interest Income Tax consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the Connecticut Dividend and Interest Income Tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Connecticut and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Connecticut Dividend and Interest Income Tax ("Connecticut Municipal Securities"). Examples of Connecticut Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par.

The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Connecticut Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Connecticut Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation.

Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Connecticut Municipal Securities is subject to the federal alternative minimum tax.

CONNECTICUT MUNICIPAL SECURITIES

Connecticut Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Connecticut Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Connecticut Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Connecticut Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Connecticut Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Connecticut Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Connecticut Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Connecticut Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Connecticut Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Connecticut Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval. The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole
discretion.      ADVISER'S BACKGROUND     Federated Management, a Delaware
business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.
Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could
result in severe penalties.     DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES
     Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time, and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.
     SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition to payments
made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities from the value of Fund assets and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES     Shares
are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer), or by wire, or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment
requirements on their customers.      In connection with any sale, Federated
Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Connecticut Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.
PURCHASING SHARES BY CHECK     Shares may be purchased by sending a check to
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Connecticut Municipal Cash Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and
shares begin earning dividends the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written
request by registered or certified mail to the address noted above.      The
written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Fleet Securities Corp., Rochester, New York, owned 25.73% of the voting securities of the Fund, and, therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain
matters presented for a vote of shareholders.      TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Connecticut. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

CONNECTICUT TAXES

Under existing Connecticut laws, distributions made by the Fund will not be subject to Connecticut individual income taxes to the extent that such distributions qualify as exempt interest dividends under the Internal Revenue Code, and represent (i) interest on obligations issued by the district, or similar public entity created under the laws of the State of Connecticut, and
(ii) interest on obligations the income of which may not, by federal law, be taxed by a state, such as bonds issued by the government of Puerto Rico. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Connecticut individual income taxes.

Distributions from the Fund to a shareholder subject to the Connecticut corporation business tax are not eligible for the dividends received deduction under the Connecticut corporation business tax and therefore are included in the taxable income of a taxpayer to the extent such distributions are treated as either exempt-interest dividends or capital gains dividends for federal income tax purposes. All other distributions from the Fund are eligible for the Connecticut corporation business tax dividends received deduction.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS

CONNECTICUT MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.4%
 CONNECTICUT--86.0%
 $          6,000,000 Avon, CT, 3.75% BANs, 1/15/1998                                $    6,001,807
           13,074,571 Clipper Connecticut Tax Exempt Trust, (Series 1994-1) Weekly       13,074,571
                      VRDNs (State Street Bank and Trust Co. LIQ)
            2,160,000 Connecticut Development Authority Weekly VRDNs (Banta               2,160,000
                      Associates)/(Marine Midland Bank N.A., Buffalo, NY LOC)
              600,000 Connecticut Development Authority Weekly VRDNs (Capital               600,000
                      District Energy Center)/ (Canadian Imperial Bank of Commerce,
                      Toronto LOC)
            3,800,000 Connecticut Development Authority Weekly VRDNs (Capital             3,800,000
                      District Energy Center)/ (Canadian Imperial Bank of Commerce,
                      Toronto LOC)
            1,172,400 Connecticut Development Authority Weekly VRDNs (RSA                 1,172,400
                      Corp.)/(Barclays Bank PLC, London LOC)
              830,000 Connecticut Development Authority, (Series 1985) Weekly VRDNs         830,000
                      (Martin-Brower Company Project)/(ABN AMRO Bank N.V.,
                      Amsterdam LOC)
            2,200,000 Connecticut Development Authority, (Series 1986) Weekly VRDNs       2,200,000
                      (United Illuminating Co.)/ (Union Bank of Switzerland, Zurich
                      LOC)
           10,500,000 Connecticut Development Authority, (Series 1996A) Weekly           10,500,000
                      VRDNs (Connecticut Light & Power Co.)/(AMBAC INS)/(Societe
                      Generale, Paris LIQ)
            2,650,000 Connecticut Development Authority, (Series 1997) Weekly VRDNs       2,650,000
                      (Porcelen Ltd., CT LLC)/ (Star Bank, N.A., Cincinnati LOC)
            8,000,000 Connecticut Development Authority, (Series 1997A) Weekly            8,000,000
                      VRDNs (Bradley Airport Hotel Project)/(Kredietbank N.V.,
                      Brussels LOC)
           18,000,000 Connecticut Development Authority, (Series A) Weekly VRDNs         18,000,000
                      (Exeter Energy)/(Sanwa Bank Ltd., Osaka LOC)
            1,000,000 Connecticut Development Authority, (Series B) Weekly VRDNs          1,000,000
                      (Exeter Energy)/(Sanwa Bank Ltd., Osaka LOC)
            7,499,000 Connecticut Development Authority, (Series C) Weekly VRDNs          7,499,000
                      (Exeter Energy)/(Sanwa Bank Ltd., Osaka LOC)
            4,500,000 Connecticut Development Authority, PCR (Series 1993A) Weekly        4,500,000
                      VRDNs (Western Mass Electric Co.)/(Union Bank of Switzerland,
                      Zurich LOC)
            7,500,000 Connecticut Development Authority, PCR Refunding Bonds              7,500,000
                      (Series 1993B) Weekly VRDNs (Connecticut Light & Power
                      Co.)/(Union Bank of Switzerland, Zurich LOC)
              905,000 Connecticut Development Health Care Facilities Weekly VRDNs           905,000
                      (Independence Living)/ (Chase Manhattan Bank N.A., New York
                      LOC)
            5,300,000 Connecticut Development Health Care Facilities Weekly VRDNs         5,300,000
                      (Independence Living)/ (Credit Local de France LOC)
            4,500,000 Connecticut Municipal Electric Energy Cooperative, Power            4,500,000
                      Supply System Revenue Bonds (1995 Series A), 3.65% CP (Fleet
                      National Bank, Providence, R.I. LOC), Mandatory Tender
                      1/9/1998

CONNECTICUT MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CONNECTICUT--CONTINUED
 $          4,500,000 Connecticut Municipal Electric Energy Cooperative, Power       $    4,500,000
                      Supply System Revenue Bonds (1995 Series A), 3.65% CP (Fleet
                      National Bank, Providence, R.I. LOC), Mandatory Tender
                      11/13/1997
            1,600,000 Connecticut State HEFA Weekly VRDNs (Charlotte Hungerfield          1,600,000
                      Hospital)/(BankBoston, N.A. LOC)
            3,400,000 Connecticut State HEFA, (Series A) Weekly VRDNs (Forman             3,400,000
                      School Issue)/(National Westminster Bank, PLC, London LOC)
            6,500,000 Connecticut State HEFA, (Series B) Weekly VRDNs                     6,500,000
                      (Edgehill)/(Banque Paribas, Paris LOC)
            1,000,000 Connecticut State HEFA, Revenue Bonds (Series A) Weekly VRDNs       1,000,000
                      (Pomfret School Issue)/ (Credit Local de France LOC)
            1,000,000 Connecticut State HEFA, Series A Weekly VRDNs (Sharon               1,000,000
                      Hospital)/(BankBoston, N.A. LOC)
            7,000,000 Connecticut State HEFA, Series S, 3.60% CP (Yale University),       7,000,000
                      Mandatory Tender 11/10/1997
            5,000,000 Connecticut State HEFA, Series S, 3.60% CP (Yale University),       5,000,000
                      Mandatory Tender 11/18/1997
            2,000,000 Connecticut State HEFA, Series S, 3.70% CP (Yale University),       2,000,000
                      Mandatory Tender 1/15/1998
            7,025,000 Connecticut State HFA, (Series 1990C), 3.90% CP (Morgan             7,025,000
                      Guaranty Trust Co., New York LIQ), Mandatory Tender
                      11/10/1997
            3,245,000 Connecticut State HFA, (Series 1990D), 3.65% CP, Mandatory          3,245,000
                      Tender 12/16/1997
            3,000,000 Connecticut State HFA, (Series 1990D), 3.75% CP, Mandatory          3,000,000
                      Tender 11/19/1997
            2,405,000 Connecticut State HFA, (Series A), 7.00% Bonds, 11/15/1997          2,407,903
            4,645,000 Connecticut State Resource Recovery Authority, (Series A),          4,647,755
                      5.30% Bonds, 11/15/1997
            3,130,000 Connecticut State, 5.20% Bonds, 3/15/1998                           3,147,891
            3,000,000 Connecticut State, Special Assessment Second Injury Fund,           3,000,000
                      3.60% CP (Caisse Nationale De Credit Agricole, Paris and
                      Credit Communal de Belgique, Brussles LIQs), Mandatory Tender
                      11/17/1997
            7,000,000 Connecticut State, Special Assessment Second Injury Fund,           7,000,000
                      3.70% CP (Caisse Nationale De Credit Agricole, Paris and
                      Credit Communal de Belgique, Brussles LIQs), Mandatory Tender
                      12/10/1997
           12,000,000 Connecticut State, Special Assessment Unemployment                 12,000,000
                      Compensation Advance Fund, Revenue Bonds (Series 1993C),
                      3.90% TOBs (FGIC INS)/(FGIC Securities Purchase, Inc. LIQ),
                      Mandatory Tender 7/1/1998
            1,000,000 Connecticut State, UT GO, 4.30% Bonds, 3/15/1998                    1,001,344
            2,100,000 Connecticut State, UT GO, 5.00% Bonds, 12/15/1997                   2,103,030
            2,000,000 East Hartford, CT, 3.70% BANs, 1/26/1998                            2,001,139
            1,805,000 Haddam, CT, 3.85% Bonds (AMBAC INS), 7/15/1998                      1,805,000
            8,556,000 Hamden, CT, 4.00% BANs, 8/14/1998                                   8,568,907
           11,900,000 Hartford, CT Redevelopment Authority Weekly VRDNs
                      (Underwood 11,900,000 Towers)/(FSA INS)/ (Barclays Bank
                      PLC, London LIQ)
            5,075,000 Hartford, CT, 4.00% BANs, 1/29/1998                                 5,079,007
            5,000,000 Meriden, CT, (Lot A), 3.90% BANs, 2/12/1998                         5,002,730

CONNECTICUT MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CONNECTICUT--CONTINUED
 $          6,950,000 Meriden, CT, (Lot B), 4.00% BANs, 8/12/1998                    $    6,959,327
            1,600,000 New Haven, CT Weekly VRDNs (Starter Sportswear)/(Fleet Bank.        1,600,000
                      N.A. LOC)
              815,000 North Haven, CT, 5.50% Bonds, 9/1/1998                                825,691
            7,500,000 Stamford, CT Housing Authority, Multi-Modal Interchangeable         7,500,000
                      Rate Revenue Bonds (Series 1994) Weekly VRDNs (Morgan Street
                      Project)/(Deutsche Bank, AG LOC)
            1,336,000 Thomaston, CT, 3.70% BANs, 2/19/1998                                1,336,658
                      &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                                     233,349,160
 PUERTO RICO--13.4%
            5,625,823 ABN AMRO Chicago Corp. 1997A LeaseTOPS Trust Weekly VRDNs           5,625,823
                      (Commonwealth of Puerto Rico Municipal Revenues Collection
                      Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/ (State Street
                      Bank and Trust Co. LOC)
            5,000,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory        5,000,000
                      Tender 12/11/1997
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
            5,500,000 Puerto Rico Industrial, Medical & Environmental PCA, (Series        5,500,000
                      1988), 3.70% CP (Inter American University of Puerto
                      Rico)/(Bank of Tokyo-Mitsubishi Ltd. LOC), Mandatory Tender
                      12/10/1997
            9,500,000 Puerto Rico Industrial, Tourist, Education, Medical &               9,500,000
                      Environmental Control Finance Authority, (Series 1994A),
                      3.85% CP (Inter American University of Puerto Rico)/(Banque
                      Paribas, Paris LOC), Mandatory Tender 12/12/1997
            5,685,000 Puerto Rico Municipal Finance Agency, Revenue Bonds, Series         5,708,128
                      A, 4.50% Bonds, 7/1/1998
                        TOTAL                                                            36,333,951
                        TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                      $ 269,683,111


Securities that are subject to Alternative Minimum Tax represent 22.0% of the portfolio as calculated based upon total portfolio market value.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percent Based on Total Market Value (unaudited)

 FIRST TIER   SECOND TIER
    100%           0%

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($271,316,342) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation BANs --Bond Anticipation Notes CP --Commercial Paper FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GO --General Obligation HEFA --Health and Education Facilities Authority HFA --Housing Finance Authority INS --Insured LIQ --Liquidity Agreement LLC --Limited Liability Corporation LOC --Letter of Credit PCA --Pollution Control Authority PCR --Pollution Control Revenue PLC --Public Limited Company TOBs --Tender Option Bonds UT --Unlimited Tax VRDNs --Variable
Rate Demand Notes      (See Notes which are an integral part of the Financial
Statements)

STATEMENT OF ASSETS AND LIABILITIES

CONNECTICUT MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  269,683,111
 Cash                                                                                       559,861
 Income receivable                                                                        1,679,857
   Total assets                                                                         271,922,829
 LIABILITIES:
 Payable for shares redeemed                                             $  30,233
 Income distribution payable                                               507,537
 Accrued expenses                                                           68,717
   Total liabilities                                                                        606,487
 Net Assets for 271,316,429 shares outstanding                                       $  271,316,342
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $271,316,342 / 271,316,429 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

CONNECTICUT MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 9,423,263
 EXPENSES:
 Investment advisory fee                                                  $ 1,319,478
 Administrative personnel and services fee                                    199,252
 Custodian fees                                                                17,268
 Transfer and dividend disbursing agent fees and expenses                      58,800
 Directors'/Trustees' fees                                                      3,607
 Auditing fees                                                                 12,564
 Legal fees                                                                     8,739
 Portfolio accounting fees                                                     67,654
 Shareholder services fee                                                     659,739
 Share registration costs                                                      30,855
 Printing and postage                                                          12,965
 Insurance premiums                                                             3,899
 Taxes                                                                            795
 Miscellaneous                                                                  5,839
   Total expenses                                                           2,401,454
 Waivers --
   Waiver of investment advisory fee                        $ (518,584)
   Waiver of shareholder services fee                         (290,285)
     Total waivers                                                          (808,869)
       Net expenses                                                                       1,592,585
         Net investment income                                                          $ 7,830,678

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

CONNECTICUT MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     7,830,678  $     6,691,741
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                              (7,830,678)      (6,691,741)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          889,231,384      636,539,589
 Net asset value of shares issued to shareholders in payment of          2,819,845        2,096,326
 distributions declared
 Cost of shares redeemed                                             (847,823,630)    (596,265,388)
   Change in net assets resulting from share transactions               44,227,599       42,370,527
     Change in net assets                                               44,227,599       42,370,527
 NET ASSETS:
 Beginning of period                                                   227,088,743      184,718,216
 End of period                                                     $   271,316,342  $   227,088,743

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Connecticut Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The investment objective of the Fund is current income exempt from federal regular income tax and Connecticut dividend and interest income tax consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 1997, capital paid-in aggregated $271,316,342.

Transactions in shares were as follows:


                                                                          Year Ended October 31,
                                                                            1997          1996
 Shares sold                                                             889,231,384    636,539,589
 Shares issued to shareholders in payment of distributions declared        2,819,845      2,096,326
 Shares redeemed                                                       (847,823,630)  (596,265,388)
   Net change resulting from share transactions                           44,227,599     42,370,527

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $395,458,125 and $419,570,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 57.3% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 9.8% of total investments.      REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (CONNECTICUT MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Connecticut Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Connecticut Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
December 2, 1997

[Graphic]
Connecticut Municipal Cash Trust
(A Portfolio of Federated Municipal Trust)
Institutional Service Shares
Prospectus

December 31, 1997

A Portfolio of Federated Municipal Trust, an
Open-End Management Investment Company

CONNECTICUT MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Cusip 314229105

9101004A-SS (12/97)

[Graphic]


                      CONNECTICUT MUNICIPAL CASH TRUST
                        INSTITUTIONAL SERVICE SHARES
                 (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Connecticut Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

CONNECTICUT MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

                 Statement dated December 31, 1997
[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314229105

9101004B-SS (12/97) [Graphic]

TABLE OF CONTENTS

 INVESTMENT POLICIES                                                     1
  Acceptable Investments                                                 1
  Participation Interests                                                1
  Municipal Leases                                                       1
  Ratings                                                                1
  When-Issued and Delayed Delivery Transactions                          1
  Repurchase Agreements                                                  2
  Credit Enhancement                                                     2
 Investing in Securities of Other Investment Companies                   2
 CONNECTICUT INVESTMENT RISKS                                            2
 INVESTMENT LIMITATIONS                                                  3
  Selling Short and Buying on Margin                                     3
  Issuing Senior Securities and Borrowing Money                          3
  Pledging Assets                                                        3
  Diversification of Investments                                         3
  Lending Cash or Securities                                             3
  Investing in Commodities                                               3
  Investing in Real Estate                                               3
  Investing in Restricted Securities                                     3
  Underwriting                                                           3
  Concentration of Investments                                           4
  Investing in Illiquid Securities                                       4
  Investing for Control                                                  4
  Investing in Options                                                   4
  Regulatory Compliance                                                  4
 FEDERATED MUNICIPAL TRUST MANAGEMENT                                    4
  Share Ownership                                                        8
  Trustee Compensation                                                   9
  Trustee Liability                                                      9
 INVESTMENT ADVISORY SERVICES                                            9
  Investment Adviser                                                     9
  Advisory Fees                                                         10
 BROKERAGE TRANSACTIONS                                                 10
 OTHER SERVICES                                                         10
  Fund Administration                                                   10
  Custodian and Portfolio Accountant                                    10
  Transfer Agent                                                        10
  Independent Public Accountants                                        10
 SHAREHOLDER SERVICES                                                   11
 DETERMINING NET ASSET VALUE                                            11
 REDEMPTION IN KIND                                                     11
 MASSACHUSETTS PARTNERSHIP LAW                                          11
 THE FUND'S TAX STATUS                                                  12
 PERFORMANCE INFORMATION                                                12
  Yield                                                                 12
  Effective Yield                                                       12
  Tax-Equivalent Yield                                                  12
  Tax-Equivalency Table                                                 13
  Total Return                                                          13
  Performance Comparisons                                               14
  Economic and Market Information                                       14
 ABOUT FEDERATED INVESTORS                                              14
  Mutual Fund Market                                                    14
  Institutional Clients                                                 15
  Bank Marketing                                                        15
  Broker/Dealers and
   Bank Broker/Dealer Subsidiaries                                      15
 APPENDIX                                                               16

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute
source of payment.     In determining the liquidity of municipal lease
securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon
an event of non-appropriation or other termination of the lease.      RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines
established by the Trustees.      CREDIT ENHANCEMENT     The Fund typically
evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes unless the Fund has invested more than 10% of its assets in securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as
having been issued by both the issuer and the credit enhancer.      The Fund may
have more than 25% of its total assets invested in securities credit enhanced by
banks.     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

CONNECTICUT INVESTMENT RISKS

The Fund invests in obligations of Connecticut issuers which results in the Fund's performance being subject to risks associated with the overall conditions present within Connecticut (the "State"). The following information is a brief summary of the recent prevailing economic conditions and a general summary of the State's financial status. This information is based on official statements related to securities that have been offered by Connecticut issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

Based on per capita income, Connecticut is the wealthiest of all the states. The State's exceptional wealth and resources are its primary source of credit
strength.     Connecticut's economy is largely composed of service industries
(such as insurance and finance), retail and wholesale trade, and manufacturing (concentrated in defense and transportation). In addition, the State is headquarters for some major corporations and insurance firms. All of these sectors were adversely impacted with the national recession in the early 1990s. Between 1988 and 1992, Connecticut lost 9% of its total employment. The State has experienced a slight recovery, however at a slower pace than the nation. It is expected that a slower economic climate will persist in the near future.

Connecticut has a very high level of tax-supported debt. It ranks highest among all states in terms of debt per capita, as well as debt service as a percentage of revenues. In addition to tax-supported debt, Connecticut also has a large unfunded pension liability, and a large unfunded liability in its state managed, second injury, workers' compensation program.

The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the
amounts borrowed.     The Fund will not borrow money for investment leverage,
but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in
excess of 5% of its total assets are outstanding.      PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings.

In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

DIVERSIFICATION OF INVESTMENTS

At the close of each quarter of each fiscal year, no more than 25% of the Fund's total assets will be invested in the securities of a single issuer, but, with regard to at least 50% of the Fund's total assets, no more than 5% of the Fund's total assets are to be invested in securities of a single issuer.

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued Connecticut municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days notice.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the
Board.     As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.
SHARE OWNERSHIP     Officers and Trustees as a group own less than 1% of the
Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Connecticut Municipal Cash Trust Institutional Service Shares: Fleet Securities Corp., Rochester, New York, owned approximately 74,164,586 shares (25.73%) and First Union National Bank, Charlotte, North Carolina, owned approximately 42,348,196 shares (14.69%).

TRUSTEE COMPENSATION

                              AGGREGATE
 NAME,                      COMPENSATION
 POSITION WITH                   FROM                       TOTAL COMPENSATION PAID
 TRUST                         TRUST*#                         FROM FUND COMPLEX+
 John F. Donahue             $0            $0 for the Trust and
 Chairman and Trustee                      56 other investment companies in the Fund Complex
 Thomas G. Bigley            $4,443        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John T. Conroy, Jr.         $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 William J. Copeland         $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Glen R. Johnson             $0            $0 for the Trust and
 President and Trustee                     8 other investment companies in the Fund Complex
 James E. Dowd               $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Lawrence D. Ellis, M.D.     $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Edward L. Flaherty, Jr.     $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Peter E. Madden             $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John E. Murray, Jr.         $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Wesley W. Posvar            $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Marjorie P. Smuts           $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,319,478, $1,125,360, and
$1,064,090, respectively, of which $518,584, $468,496, and $400,553,
respectively, were waived.      BROKERAGE TRANSACTIONS     When selecting
brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997,
1996, and 1995, the Fund paid no brokerage commissions.      Although investment
decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $199,252, $170,171,
and $161,103, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.     By adopting the
Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of $659,739, of which $369,454 was paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base-period return; and multiplying the base-period return by 365/7.

For the seven-day period ended October 31, 1997, the yield for Institutional Service Shares was 3.05%.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base-period return by: adding 1 to the base-period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended October 31, 1997, the effective yield for Institutional Service Shares was 3.10%.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 44.10% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax
exempt.     For the seven-day period ended October 31, 1997, the tax-equivalent
yield for Institutional Service Shares was 5.45%.      TAX-EQUIVALENCY TABLE
A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                       TAXABLE YIELD EQUIVALENT FOR 1997
                              STATE OF CONNECTICUT
 TAX BRACKET:
 FEDERAL        15.00%    28.00%      31.00%       36.00%         39.60%
 COMBINED
 FEDERAL
 AND STATE:     19.50%    32.50%       35.50%       40.50%        44.10%
 JOINT           $1 -    $41,201 -   $99,601 -     $151,751        OVER
 RETURN         41,200     99,600     151,750       271,050      $271,050
 SINGLE          $1 -    $24,651 -   $59,751 -    $124,651 -       OVER
 RETURN         24,650     59,750     124,650       271,050      $271,050
 TAX-EXEMPT
 YIELD                                     TAXABLE YIELD EQUIVALENT
 1.50%          1.86%      2.22%        2.33%        2.52%         2.68%
 2.00%          2.48%      2.96%        3.10%        3.36%         3.58%
 2.50%          3.11%      3.70%        3.88%        4.20%         4.47%
 3.00%          3.73%      4.44%        4.65%        5.04%         5.37%
 3.50%          4.35%      5.19%        5.43%        5.88%         6.26%
 4.00%          4.97%      5.93%        6.20%        6.72%         7.16%
 4.50%          5.59%      6.67%        6.98%        7.56%         8.05%
 5.00%          6.21%      7.41%        7.75%        8.40%         8.94%
 5.50%          6.83%      8.15%        8.53%        9.24%         9.84%
 6.00%          7.45%      8.89%        9.30%        10.08%        10.73%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     For the one-year
and five-year periods ended October 31, 1997 and for the period from November 1, 1989 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.01%, 2.68%, and 3.20%, respectively, for
Institutional Service Shares.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed-income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP
SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1-- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-- Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1-- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA-- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-- Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A-- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

MOODY'S INVESTORS SERVICE, INC.,
SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1-- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1-- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of
financial markets and assured sources of alternate liquidity.      P-2-- Issuers
rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

AAA-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the
fundamentally strong position of such issues.     AA-- Bonds which are rated Aa
are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear
somewhat larger than in Aaa securities.      A-- Bonds which are rated A possess
many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR-- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM DEBT RATING DEFINITIONS

F-1+-- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2-- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

PENNSYLVANIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Cash Series Shares

PROSPECTUS


The Cash Series Shares of Pennsylvania Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Pennsylvania municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Pennsylvania, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1997



TABLE OF CONTENTS

Summary of Fund Expenses                                            1

Financial Highlights -- Cash Series Shares                          2

General Information                                                 3

Investment Information                                              3
Investment Objective                                                3
Investment Policies                                                 3
Pennsylvania Municipal Securities                                   5
Investment Risks                                                    5
Investment Limitations                                              5

Fund Information                                                    6
Management of the Fund                                              6
Distribution of Cash Series Shares                                  6
Administration of the Fund                                          7

Net Asset Value                                                     7

How to Purchase Shares                                              7
Purchasing Shares Through a Financial Institution                   8
Purchasing Shares by Wire                                           8
Purchasing Shares by Check                                          8
Special Purchase Features                                           8

How to Redeem Shares                                                8
Redeeming Shares Through a Financial Institution                    8
Redeeming Shares by Telephone                                       8
Redeeming Shares by Mail                                            9
Special Redemption Features                                         9

Account and Share Information                                       9
Dividends                                                           9
Capital Gains                                                       9
Confirmations and Account Statements                                9
Accounts with Low Balances                                          9
Voting Rights                                                      10

Tax Information                                                    10
Federal Income Tax                                                 10
State and Local Taxes                                              10

Other Classes of Shares                                            11

Performance Information                                            11

Financial Highlights -- Institutional Service Shares               12

Financial Highlights -- Institutional Shares                       13

Financial Statements                                               14

Report of Independent Public Accountants                           27




                                    SUMMARY OF FUND EXPENSES

                                     CASH SERIES SHARES
                              SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                               None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                    None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                          None
Exchange Fee                                                                                                None

                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver) (1)                                                                          0.28%
12b-1 Fee (after waiver) (2)                                                                               0.35%
Total Other Expenses                                                                                       0.42%
Shareholder Services Fee                                                                                   0.25%
Total Operating Expenses (3)                                                                               1.05%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.40%.

(3) The total operating expenses would have been 1.32% absent the voluntary waivers of portions of the management fee and 12b-1 fee.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITY DEALERS, INC.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Cash Series Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                                                      $ 11
3 Years                                                                                                     $ 33
5 Years                                                                                                     $ 58
10 Years                                                                                                    $128


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





                         FINANCIAL HIGHLIGHTS -- CASH SERIES SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991(A)
                                                    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.03
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.03)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       2.77%     2.75%     3.02%     1.84%     1.83%     2.67%     3.55%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              1.05%     1.05%     1.05%     1.04%     0.97%     0.96%     0.78%*
-------------------------------------------------
Net investment income                                 2.72%     2.72%     2.98%     1.73%     1.88%     2.64%     3.92%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.28%     0.18%     0.12%     0.12%     0.28%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $23,777   $19,825   $28,255   $18,352   $18,561   $24,694   $19,846
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from January 25, 1991 (date of initial public investment) to October 31, 1991.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





GENERAL INFORMATION


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Cash Series Shares, Institutional Shares, and Institutional Service Shares. This prospectus relates only to Cash Series Shares of the Fund, which are designed primarily for retail customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Pennsylvania municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Pennsylvania taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.


The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.


INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Pennsylvania dividend and interest income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS


The Fund invests primarily in debt obligations issued by or on behalf of Pennsylvania and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Pennsylvania state income tax, imposed upon non-corporate taxpayers ("Pennsylvania Municipal Securities"). Examples of Pennsylvania Municipal Securities include, but are not limited to:


* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Pennsylvania Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Pennsylvania Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS


From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Pennsylvania Municipal Securities is subject to the federal alternative minimum tax.

PENNSYLVANIA MUNICIPAL SECURITIES

Pennsylvania Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Pennsylvania Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Pennsylvania Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Pennsylvania Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Pennsylvania Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Pennsylvania Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Pennsylvania Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Pennsylvania Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to the risk considerations the Fund's concentration in Pennsylvania Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS


The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval.


The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES


The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF CASH SERIES SHARES

Federated Securities Corp. is the principal distributor for Cash Series Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES


Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.40% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

     MAXIMUM         AVERAGE AGGREGATE
       FEE           DAILY NET ASSETS
    --------  ------------------------------
     0.150%     on the first $250 million
     0.125%     on the next $250 million
     0.100%     on the next $250 million
     0.075%     on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash Series Shares from the value of Fund assets attributable to Cash Series Shares, and dividing the remainder by the number of Cash Series Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.


The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE


Shares may be purchased by wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Pennsylvania Municipal Cash Trust -- Cash Series Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK


Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Pennsylvania Municipal Cash Trust -- Cash Series Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.


HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION


Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.


REDEEMING SHARES BY TELEPHONE


Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS


Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.


CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES


In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PENNSYLVANIA TAXES

Under existing Pennsylvania laws, distributions made by the Fund derived from interest on obligations free from state taxation in Pennsylvania are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax-exempt obligations.


OTHER CLASSES OF SHARES


The Fund also offers other classes of shares called Institutional Shares and Institutional Service Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

All classes are subject to certain of the same expenses.


Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.


Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.


Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991      1990(A)
                                                    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.05      0.05
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.05)    (0.05)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       3.18%     3.16%     3.44%     2.25%     2.24%     3.08%     4.64%     5.78%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.65%     0.65%     0.65%     0.64%     0.57%     0.56%     0.55%     0.50%*
-------------------------------------------------
Net investment income                                 3.14%     3.12%     3.38%     2.19%     2.21%     3.04%     4.53%     5.56%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.27%     0.02%     0.12%     0.12%     0.11%     0.18%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)           $264,634  $221,851  $276,407  $229,160  $318,518  $308,200  $317,165  $275,882
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from Novemebr 21, 1990 (date of initial public investment) to October 31, 1990.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(See Notes which are an integral part of the Financial Statements)






                                    FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                             YEAR ENDED OCTOBER 31,
                                                 ------------------------------
                                                     1997      1996      1995(A)
                                                    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.01
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.01)
-------------------------------------------------   ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------
TOTAL RETURN(B)                                       3.38%     3.37%     1.03%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.45%     0.45%     0.45%*
-------------------------------------------------
Net investment income                                 3.35%     3.27%     3.81%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.47%     0.47%     0.46%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $63,148   $37,076    $2,529
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from August 23, 1995 (date of initial public investment) to October 31, 1995.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





                                         PORTFOLIO OF INVESTMENTS

                                    PENNSYLVANIA MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997


    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- 101.1%
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 101.1%
-------------------------------------------------------------------------------------------------------------
    $1,000,000 Allegheny County, PA IDA, (Series 1991) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd., Osaka LOC)                                                                          $1,000,000
               ----------------------------------------------------------------------------------------------
    6,500,000  Allegheny County, PA IDA, 3.70% CP (Duquesne Light Power Co.)/(Barclays Bank PLC,
               London LOC), Mandatory Tender 2/5/1998                                                                 6,500,000
               ----------------------------------------------------------------------------------------------
    4,710,000  Allegheny County, PA IDA, Commercial Development Revenue Bonds (Series 1992) Weekly
               VRDNs (Eleven Parkway Center Associates)/(National City, Pennsylvania LOC)                             4,710,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Allegheny County, PA IDA, PCR (Series 1992A), 3.85% TOBs (Duquesne Light Power Co.)/
               (Canadian Imperial Bank of Commerce, Toronto LOC), Optional Tender 10/21/1998                          5,000,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Beaver County, PA IDA, PCR Refunding Bonds (1992 Series-E), 3.70% CP (Toledo Edison Co.)/
               (Toronto-Dominion Bank LOC), Mandatory Tender 12/4/1997                                                3,000,000
               ----------------------------------------------------------------------------------------------
    5,800,000  Beaver County, PA IDA, PCRB's (Series 1990C), 3.75% CP (Duquesne Light Power Co.)/
               (Barclays Bank PLC, London LOC), Mandatory Tender 12/1/1997                                            5,800,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Bedford County, PA IDA, (Series 1985) Weekly VRDNs (Sepa, Inc. Facility)/(First Union
               National Bank, Charlotte, NC LOC)                                                                      4,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Bensalem Township School District, PA, 4.00% TRANs, 6/30/1998                                          5,000,927
               ----------------------------------------------------------------------------------------------
    1,115,000 Berks County, PA IDA Weekly VRDNs (ADC Quaker Maid
Meats)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  1,115,000
               ----------------------------------------------------------------------------------------------
      910,000 Berks County, PA IDA Weekly VRDNs (Beacon Container)/(Corestates
Bank N.A.,
               Philadelphia, PA LOC)                                                                                    910,000
               ----------------------------------------------------------------------------------------------
    1,700,000  Berks County, PA IDA, (Series 1988) Weekly VRDNs (Arrow Electronics, Inc.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,700,000
               ----------------------------------------------------------------------------------------------
    3,550,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1996) Weekly VRDNs
               (Ram Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    3,550,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Grafika Commercial Printing, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                       1,725,000
               ----------------------------------------------------------------------------------------------
      345,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries A) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                             345,000
               ----------------------------------------------------------------------------------------------
    1,040,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries B) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,040,000
               ----------------------------------------------------------------------------------------------
    1,015,000  Berks County, PA IDA, VRD/Fixed Rate Revenue Bonds (Series A of 1996) Weekly VRDNs
               (Lebanon Valley Mall Co.)/(Meridian Bank, Reading, PA LOC)                                             1,015,000
               ----------------------------------------------------------------------------------------------
    2,135,000 Bucks County, PA IDA Weekly VRDNs (Double H Plastics,
Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,135,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Bucks County, PA IDA Weekly VRDNs (Pennsylvania
Associates)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,700,000
               ----------------------------------------------------------------------------------------------
    3,235,000  Bucks County, PA IDA, (Series 1991) Weekly VRDNs (Cabot Medical Corp.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           3,235,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------
    $3,585,000 Bucks County, PA IDA, Variable Rate Demand/Fixed Rate Revenue Bonds (Series 1997)
               Weekly VRDNs (Boekel Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                   $3,585,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             3,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             1,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA, (Series 1992B) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd, Osaka LOC)                                                                            1,000,000
               ----------------------------------------------------------------------------------------------
    1,400,000  Butler County, PA IDA, (Series 1996 A) Weekly VRDNs (Armco, Inc.)/
               (Chase Manhattan Bank N.A., New York LOC)                                                              1,400,000
               ----------------------------------------------------------------------------------------------
    2,330,000  Butler County, PA IDA, IDRB (Series 1994) Weekly VRDNs (Lue-Rich Holding Company, Inc.
               Project)/(ABN AMRO Bank N.V., Amsterdam LOC)                                                           2,330,000
               ----------------------------------------------------------------------------------------------
    2,250,000  Butler County, PA IDA, IDRB's (Series 1997) Weekly VRDNs (Wise Business Forms, Inc.)/
               (SouthTrust Bank of Alabama, Birmingham LOC)                                                           2,250,000
               ----------------------------------------------------------------------------------------------
    11,400,000 Butler County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1996A), 3.80%-4.25%
               TOBs (Lutheran Welfare)/(PNC Bank, N.A. LOC), Mandatory Tender 11/3/1997-11/1/1998                    11,400,172
               ----------------------------------------------------------------------------------------------
    2,400,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,400,000
               ----------------------------------------------------------------------------------------------
    1,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         1,500,000
               ----------------------------------------------------------------------------------------------
    2,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,500,000
               ----------------------------------------------------------------------------------------------
    1,500,000  Carbon County, PA IDA Weekly VRDNs (Summit Management & Utilities, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   1,500,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, 3.75% CP (Panther Creek)/(National Westminster Bank, PLC, London
               LOC), Mandatory Tender 12/17/1997                                                                      5,000,000
               ----------------------------------------------------------------------------------------------
    1,290,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.80% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 2/19/1998                               1,290,000
               ----------------------------------------------------------------------------------------------
    1,060,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.85% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                              1,060,000
               ----------------------------------------------------------------------------------------------
    6,825,000  Carbon County, PA IDA, Resource Recovery Bonds, 3.75% CP (Panther Creek)/(National
               Westminster Bank, PLC, London LOC), Mandatory Tender 12/12/1997                                        6,825,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, Solid Waste Disposal Revenue Notes (Series 1996), 3.90% RANs
               (Horsehead Resource Development, Inc.)/(Chase Manhattan Bank N.A., New York LOC),
               12/3/97                                                                                                5,000,000
               ----------------------------------------------------------------------------------------------
    3,174,280  Chartiers Valley Industrial & Commercial  Development Authority, Nursing Home Revenue
               Refunding Bonds (Series 1997A) Weekly VRDNs (Woodhaven Convalescent Center)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,174,280
               ----------------------------------------------------------------------------------------------
    7,300,000 Clearfield County, PA IDA Weekly VRDNs (Penn Traffic Co.)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         7,300,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $3,000,000 Clinton County, PA, IDA Weekly VRDNs (Armstrong World Industries, Inc.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                       $3,000,000
               ----------------------------------------------------------------------------------------------
    1,300,000  Cumberland County, PA IDA, Industrial Development Bonds (Series 1994) Weekly VRDNs
               (Lane Enterprises, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                          1,300,000
               ----------------------------------------------------------------------------------------------
    10,000,000 Cumberland County, PA Municipal Authority, Variable Rate Revenue Bonds (Series 1996 B),
               3.75% TOBs (Dickinson College)/(Mellon Bank N.A., Pittsburgh LOC), Optional Tender 11/2/1998          10,000,000
               ----------------------------------------------------------------------------------------------
    3,500,000 (b)Delaware Valley, PA Regional Finance Authority, PA-162 Weekly
VRDNs (AMBAC INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             3,500,000
               ----------------------------------------------------------------------------------------------
    4,400,000  East Hempfield Township, PA IDA, (Series 1985) Weekly VRDNs (Yellow Freight System)/
               (Wachovia Bank of Georgia N.A., Atlanta LOC)                                                           4,400,000
               ----------------------------------------------------------------------------------------------
    6,250,000  East Hempfield Township, PA IDA, (Series of 1997) Weekly VRDNs (Mennonite Home)/
               (Dauphin Deposit Bank and Trust LOC)                                                                   6,250,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Easton Area School District, PA, (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities
               Purchase, Inc. LIQ)                                                                                    3,500,000
               ----------------------------------------------------------------------------------------------
    2,900,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Mary's Hospital Erie, PA)/
               (PNC Bank, N.A. LOC)                                                                                   2,900,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     1,000,000
               ----------------------------------------------------------------------------------------------
      200,000  Erie County, PA IDA Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                                   200,000
               ----------------------------------------------------------------------------------------------
      225,000  Erie County, PA IDA, (Series 1985) Weekly VRDNs (R. P-C Value, Inc.)/(PNC Bank, N.A. LOC)                225,000
               ----------------------------------------------------------------------------------------------
      400,000  Erie County, PA IDA, (Series B) Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                       400,000
               ----------------------------------------------------------------------------------------------
      200,000  Forest County, PA IDA Weekly VRDNs (Industrial Timber & Land Co.)/(National City Bank,
               Cleveland, OH LOC)                                                                                       200,000
               ----------------------------------------------------------------------------------------------
    1,030,000  Forest County, PA IDA Weekly VRDNs (Marienville Health Care Facility)/(PNC Bank, N.A. LOC)             1,030,000
               ----------------------------------------------------------------------------------------------
    2,900,000 Franconia Township, PA IDA, IDRB's (Series 1997A) Weekly VRDNs
(Asher's Chocolates)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,900,000
               ----------------------------------------------------------------------------------------------
    1,635,000  Franklin County, PA IDA Weekly VRDNs (The Guarriello Limited Partnership)/
               (PNC Bank, N.A. LOC)                                                                                   1,635,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Indiana County, PA IDA, Pollution Control Revenue Bonds (Series 1997A) Weekly VRDNs
               (Peco Energy Co.)/(Union Bank of Switzerland, Zurich LOC)                                              5,000,000
               ----------------------------------------------------------------------------------------------
    8,205,000  Lancaster, PA Higher Education Authority, (Series 1997) Weekly VRDNs (Franklin and
               Marshall College Project)/(Chase Manhattan Bank N.A., New York LIQ)                                    8,205,000
               ----------------------------------------------------------------------------------------------
      356,092  Lawrence County, PA IDA, (Series 1989A) Weekly VRDNs (Ellwood Uddeholm Steel Co.)/
               (KeyBank, N.A. LOC)                                                                                      356,092
               ----------------------------------------------------------------------------------------------
    4,640,000  Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 1990) Weekly VRDNs
               (Phoebe Terrace, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    4,640,000
               ----------------------------------------------------------------------------------------------
    2,600,000  Lehigh County, PA IDA, (Series 1989A) Weekly VRDNs (Hershey Pizza Co., Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   2,600,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $1,000,000 Lehigh County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1997) Weekly VRDNs
               (American Manufacturing Co., Inc.)/(Mellon Bank N.A., Pittsburgh LOC)                                 $1,000,000
               ----------------------------------------------------------------------------------------------
    6,840,000  McKean County, PA IDA, Economic Development Revenue Bonds (Series 1997)
               Weekly VRDNs (Keystone Powdered Metal Co.)/(Mellon Bank N.A., Pittsburgh LOC)                          6,840,000
               ----------------------------------------------------------------------------------------------
      550,000  McKean County, PA IDA, Multi-Mode Revenue Refunding Bonds Weekly VRDNs (Bradford
               Manor, Inc.)/(PNC Bank, N.A. LOC)                                                                        550,000
               ----------------------------------------------------------------------------------------------
    3,300,000  Monroe County, PA IDA, PCR Weekly VRDNs (Cooper Industries, Inc.)/(Sanwa Bank Ltd.,
               Osaka LOC)                                                                                             3,300,000
               ----------------------------------------------------------------------------------------------
    2,270,000  Montgomery County, PA Higher Education and Health Authority, (Series 1992) Weekly VRDNs
               (Pottstown Healthcare Corporation Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                2,270,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Montgomery County, PA IDA, (Series 1984) Weekly VRDNs (Seton Co.)/
               (First Union National Bank, Charlotte, NC LOC)                                                         3,500,000
               ----------------------------------------------------------------------------------------------
    1,200,000  Montgomery County, PA IDA, (Series 1992) Weekly VRDNs (RJI Limited Partnership)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,200,000
               ----------------------------------------------------------------------------------------------
    4,250,000  Montgomery County, PA IDA, (Series C) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank
               and Trust LOC)                                                                                         4,250,000
               ----------------------------------------------------------------------------------------------
    6,675,000  Montgomery County, PA IDA, Commercial Development Revenue Bonds (Series 1992)
               Weekly VRDNs (Hickory Pointe Project)/(First Union National Bank, Charlotte, N.C. LOC)                 6,675,000
               ----------------------------------------------------------------------------------------------
    2,140,000  Montgomery County, PA IDA, EDRB's (Series 1997) Weekly VRDNs (Palmer International, Inc.)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,140,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Montgomery County, PA IDA, Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
               (Series A of 1997) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank and Trust LOC)                      1,000,000
               ----------------------------------------------------------------------------------------------
    4,875,000 Moon Township, PA IDA Weekly VRDNs (Airport Hotel Associates)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         4,875,000
               ----------------------------------------------------------------------------------------------
    1,110,000  Moon Township, PA IDA, Variable Rate Commercial Development Revenue Bond
               (Series 1995A) Weekly VRDNs (One Thorn Run Center)/(National City, Pennsylvania LOC)                   1,110,000
               ----------------------------------------------------------------------------------------------
      361,000  New Castle, PA Area Hospital Authority, (Series 1996) Weekly VRDNs (Jameson Memorial
               Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                                                                 361,000
               ----------------------------------------------------------------------------------------------
    9,000,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 11/19/1997             9,000,000
               ----------------------------------------------------------------------------------------------
    3,850,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 2/13/1998              3,850,000
               ----------------------------------------------------------------------------------------------
    2,542,000  Northampton County, PA IDA, Variable Rate Revenue Bonds (Series 1997) Weekly VRDNs
               (Ultra-Poly Corp.)/(PNC Bank, N.A. LOC)                                                                2,542,000
               ----------------------------------------------------------------------------------------------
    1,590,000  Northumberland County PA IDA, Revenue Bonds (Series A of 1995) Weekly VRDNs
               (Furman Farms, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                              1,590,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Pennsylvania EDFA Weekly VRDNs (Cyrogenics, Inc.)/(PNC Bank, N.A. LOC)                                 1,725,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Pennsylvania EDFA Weekly VRDNs (Industrial Scientific
Corp.)/(Mellon Bank N.A.,
               Pittsburgh LOC)                                                                                        2,700,000
               ----------------------------------------------------------------------------------------------
      600,000  Pennsylvania EDFA Weekly VRDNs (Pioneer Fluid)/(PNC Bank, N.A. LOC)                                      600,000
               ----------------------------------------------------------------------------------------------
      525,000  Pennsylvania EDFA Weekly VRDNs (RMF Associates)/(PNC Bank, N.A. LOC)                                     525,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------- ----------------------------------------------------------------------------------------------

     $575,000  Pennsylvania EDFA, (Series B) Weekly VRDNs (Payne Printing Co.)/(PNC Bank, N.A. LOC)                    $575,000
               ----------------------------------------------------------------------------------------------
    2,890,000  Pennsylvania EDFA, Economic Development Revenue Bonds (Series 1996C) Weekly VRDNs
               (Napco, Inc. Project)/(Mellon Bank N.A., Pittsburgh LOC)                                               2,890,000
               ----------------------------------------------------------------------------------------------
      850,000  Pennsylvania EDFA, Revenue Bonds (Series G4) Weekly VRDNs (Metamora Products)/
               (PNC Bank, N.A. LOC)                                                                                     850,000
               ----------------------------------------------------------------------------------------------
      275,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (DDI Pharmaceuticals, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                     275,000
               ----------------------------------------------------------------------------------------------
      375,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (RAM Forest Products)/
               (PNC Bank, N.A. LOC)                                                                                     375,000
               ----------------------------------------------------------------------------------------------
    7,430,000  (b)Pennsylvania Housing Finance Authority, Merlots (Series K) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LIQ)                                                           7,430,000
               ----------------------------------------------------------------------------------------------
    3,400,000  (b)Pennsylvania Housing Finance Authority, PT-119B(Series 1997-56B) Weekly VRDNs
               (Credit Suisse First Boston, Inc. LIQ)                                                                 3,400,000
               ----------------------------------------------------------------------------------------------
      940,000  Pennsylvania Housing Finance Authority, Section 8 Assisted Residential Development
               Refunding Bonds (Series 1992A) Weekly VRDNs (CGIC INS)/(Citibank NA, New York LIQ)                       940,000
               ----------------------------------------------------------------------------------------------
    7,000,000  Pennsylvania State Higher Education Assistance Agency, Student Loan Adjustable Rate
               Revenue Bonds (Series 1997A) Weekly VRDNs (Student Loan Marketing Association LOC)                     7,000,000
               ----------------------------------------------------------------------------------------------
    2,700,000  Philadelphia, PA IDA, Refunding Revenue Bonds (Series 1991) Weekly VRDNs
               (Tom James Co.)/(SunTrust Bank, Nashville LOC)                                                         2,700,000
               ----------------------------------------------------------------------------------------------
    7,500,000  Philadelphia, PA School District, (Series 1997-1998), 4.50% TRANs (Commerzbank AG,
               Frankfurt LOC), 6/30/1998                                                                              7,523,801
               ----------------------------------------------------------------------------------------------
    3,250,000 Philadelphia, PA Water & Wastewater System, (CDC Series 1997Q)
Weekly VRDNs
               (MBIA Insurance Corporation INS)/(CDC Municipal Products, Inc. LIQ)                                    3,250,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Philadelphia, PA, (Series A), 4.50% TRANs, 6/30/1998                                                   3,009,521
               ----------------------------------------------------------------------------------------------
    15,000,000 Philadelphia, PA, GO (Series 1990), 3.75% CP (Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
               11/20/97                                                                                              15,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Philadelphia, PA, Trust Receipts (Series 1997 FR/RI-11) Weekly VRDNs
               (Bank of New York Co., Inc. LIQ)                                                                       5,000,000
               ----------------------------------------------------------------------------------------------
    4,625,000  Red Lion, PA Area School District, (Series 1997/98), 4.11% TRANs, 6/30/1998                            4,629,103
               ----------------------------------------------------------------------------------------------
    1,900,000  Schuylkill County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995)
               Weekly VRDNs (Prime Packing, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                1,900,000
               ----------------------------------------------------------------------------------------------
    2,000,000  Schuylkill County, PA IDA, Variable Rate Demand/Fixed Rate Manufacturing Facilities
               Revenue Bonds (Series of 1996) Weekly VRDNs (Craftex Mills, Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,000,000
               ----------------------------------------------------------------------------------------------
    2,100,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.80% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 1/21/1998                        2,100,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.85% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                       4,000,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $2,700,000 Washington County, PA Authority, (Series 1985A) Weekly VRDNs (1985-A Pooled Equipment
               Lease Program)/(Sanwa Bank Ltd, Osaka LOC)                                                            $2,700,000
               ----------------------------------------------------------------------------------------------
    10,700,000 Washington County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1995)
               Weekly VRDNs (American Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                    10,700,000
               ----------------------------------------------------------------------------------------------
    1,050,000  Washington County, PA, IDA (Series 1988) Weekly VRDNs (Coca-Cola Co.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                        1,050,000
               ----------------------------------------------------------------------------------------------
    2,000,000  West Allegheny, PA School District, 4.11% TRANs, 6/30/1998                                             2,001,391
               ----------------------------------------------------------------------------------------------
      935,000  West Cornwall Township, PA Municipal Authority, Revenue Bonds (Series 1995)
               Weekly VRDNs (Lebanon Valley Brethern Home Project (PA))/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                    935,000
               ----------------------------------------------------------------------------------------------
    9,600,000  Westmoreland County, PA IDA, Guaranteed Variable Rate Revenue Bonds (Series of 1993)
               Weekly VRDNs (USA Waste Services, Inc.)/(Fleet Bank. N.A. LOC)                                         9,600,000
               ----------------------------------------------------------------------------------------------
    4,455,000  Westmoreland County, PA IDA, Revenue Bonds (Series 1997) Weekly VRDNs (Rhodin
               Enterprises Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                                      4,455,000
               ----------------------------------------------------------------------------------------------
    2,500,000  York County, PA IDA, Limited Obligation Revenue Bonds (Series 1997) Weekly VRDNs
               (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                                2,500,000
               ----------------------------------------------------------------------------------------------
    2,750,000  York County, PA IDA, Variable Rate Demand Ltd Obligation Revenue Bonds (Series 1996)
               Weekly VRDNs (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                   2,750,000
               ----------------------------------------------------------------------------------------------
    1,170,000  Yough School District, PA, Ltd Obligation Revenue Bonds, (Refunding Series 1997A), 4.35%
               Bonds (Asset Guaranty INS), 4/1/1998                                                                   1,170,000
               ----------------------------------------------------------------------------------------------      ------------
                  TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                          355,548,287
               ----------------------------------------------------------------------------------------------      ------------


At October 31, 1997, 47.7% of the total investments at market value were subject to alternative minimum tax.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percent Based on Total Market Value (unaudited)

    FIRST TIER     SECOND TIER
    ----------     ------------
      98.59%          1.41%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $14,330,000 which represents 4.1% of net assets.

(c) Also represents cost for federal tax purposes.

    Note: The categories of investments are shown as a percentage of net assets ($351,558,540) at October 31, 1997.



               PENNSYLVANIA MUNICIPAL CASH TRUST

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation CGIC -- Capital Guaranty Insurance Corporation CP -- Commercial Paper EDFA -- Economic Development Financing Authority EDRB -- Economic Development Revenue Bonds FGIC -- Financial Guaranty Insurance Company GO -- General Obligation IDA -- Industrial Development Authority IDRB -- Industrial Development Revenue Bond INS -- Insured LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue PLC -- Public Limited Company RANs -- Revenue Anticipation Notes TOBs -- Tender Option Bonds TRANs -- Tax and Revenue Anticipation Notes VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)




                              STATEMENT OF ASSETS AND LIABILITIES

                               PENNSYLVANIA MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                               $355,548,287
----------------------------------------------------------------------------------------
Cash                                                                                            535,080
----------------------------------------------------------------------------------------
Income receivable                                                                             2,015,248
----------------------------------------------------------------------------------------
Receivable for shares sold                                                                      234,079
----------------------------------------------------------------------------------------   ------------
Total assets                                                                                358,332,694
----------------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------
Payable for investments purchased                                            $6,001,267
------------------------------------------------------------------------
Payable for shares redeemed                                                         457
------------------------------------------------------------------------
Income distribution payable                                                     663,292
------------------------------------------------------------------------
Accrued expenses                                                                109,138
------------------------------------------------------------------------   ------------
Total liabilities                                                                             6,774,154
----------------------------------------------------------------------------------------   ------------
NET ASSETS for 351,558,540 shares outstanding                                              $351,558,540
----------------------------------------------------------------------------------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------------
$264,633,554 (divided by) 264,633,554 shares outstanding                                          $1.00
----------------------------------------------------------------------------------------   ------------
CASH SERIES SHARES:
----------------------------------------------------------------------------------------
$23,776,931 (divided by) 23,776,931 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------------
$63,148,055 (divided by) 63,148,055 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------

(See Notes which are an integral part of the Financial Statements)





                                       STATEMENT OF OPERATIONS

                                  PENNSYLVANIA MUNICIPAL CASH TRUST
                                     YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------
Interest                                                                                                   $12,660,361
--------------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                                      $1,666,725
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                       251,689
----------------------------------------------------------------------------------------
Custodian fees                                                                                   27,705
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         82,035
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                         3,082
----------------------------------------------------------------------------------------
Auditing fees                                                                                    13,528
----------------------------------------------------------------------------------------
Legal fees                                                                                        7,824
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       103,245
----------------------------------------------------------------------------------------
Distribution services fee -- Cash Series Shares                                                  90,728
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                        649,440
----------------------------------------------------------------------------------------
Shareholder services fee -- Cash Series Shares                                                   56,705
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                                127,217
----------------------------------------------------------------------------------------
Share registration costs                                                                         55,231
----------------------------------------------------------------------------------------
Printing and postage                                                                             29,498
----------------------------------------------------------------------------------------
Insurance premiums                                                                                5,299
----------------------------------------------------------------------------------------
Miscellaneous                                                                                     6,147
----------------------------------------------------------------------------------------   ------------
Total expenses                                                                                3,176,098
----------------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------------
Waiver of investment advisory fee                                             ($737,288)
------------------------------------------------------------------------
Waiver of distribution services fee -- Cash Series Shares                       (11,341)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares             (129,888)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares                     (127,217)
------------------------------------------------------------------------   ------------
Total waivers                                                                                (1,005,734)
----------------------------------------------------------------------------------------   ------------
Net expenses                                                                                                 2,170,364
--------------------------------------------------------------------------------------------------------  ------------
Net investment income                                                                                      $10,489,997
--------------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)





                              STATEMENT OF CHANGES IN NET ASSETS
                               PENNSYLVANIA MUNICIPAL CASH TRUST


                                                                                YEAR ENDED OCTOBER 31,
                                                                           -------------------------------
                                                                                1997            1996
                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------
OPERATIONS --
------------------------------------------------------------------------
Net investment income                                                         $10,489,997      $9,138,414
------------------------------------------------------------------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS --
------------------------------------------------------------------------
Distributions from net investment income
------------------------------------------------------------------------
Institutional Service Shares                                                   (8,169,653)     (7,961,058)
------------------------------------------------------------------------
Cash Series Shares                                                               (617,375)       (504,436)
------------------------------------------------------------------------
Institutional Shares                                                           (1,702,969)       (672,920)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from distributions to shareholders             (10,489,997)     (9,138,414)
------------------------------------------------------------------------   --------------  --------------
SHARE TRANSACTIONS --
------------------------------------------------------------------------
Proceeds from sale of shares                                                1,340,687,798   1,005,435,067
------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                       3,168,018       2,204,567
------------------------------------------------------------------------
Cost of shares redeemed                                                    (1,271,049,376) (1,036,079,299)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from share transactions                         72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------
Change in net assets                                                           72,806,440     (28,439,665)
------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------
Beginning of period                                                           278,752,100     307,191,765
------------------------------------------------------------------------   --------------  --------------
End of period                                                                $351,558,540    $278,752,100
------------------------------------------------------------------------   --------------  --------------


(See Notes which are an integral part of the Financial Statements)





                    NOTES TO FINANCIAL STATEMENTS

                  PENNSYLVANIA MUNICIPAL CASH TRUST
                          OCTOBER 31, 1997

ORGANIZATION
Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Pennsylvania Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash Series Shares and Institutional Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of ("Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

                                                  ACQUISITION  ACQUISITION
SECURITY                                              DATE        COST
----------------------------------------------   -----------  ------------
Delaware Valley, PA Regional Finance Authority    8/13/1997     $3,500,000
Pennsylvania Housing Finance Authority           10/16/1997      3,400,000
Pennsylvania Housing Finance Authority            7/21/1997      7,430,000



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.



Transactions in shares were as follows:


                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SERVICE SHARES                                                   1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                 1,052,427,056     859,300,895
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared              2,495,116       1,683,244
------------------------------------------------------------------------
Shares redeemed                                                            (1,012,139,333)   (915,540,908)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Service Share transactions             42,782,839     (54,556,769)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
CASH SERIES SHARES                                                               1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                    71,085,166      54,089,713
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                559,551         485,371
------------------------------------------------------------------------
Shares redeemed                                                               (67,692,672)    (63,005,461)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Cash Series Share transactions                        3,952,045      (8,430,377)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SHARES                                                             1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                   217,175,576      92,044,459
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                113,351          35,952
------------------------------------------------------------------------
Shares redeemed                                                              (191,217,371)    (57,532,930)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Share transactions                     26,071,556      34,547,481
------------------------------------------------------------------------   --------------  --------------
Net change resulting from share transactions                                   72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------


At October 31, 1997, capital paid-in aggregated $351,558,540.




INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash Series Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of the Cash Series Shares, annually to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS
During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $596,236,000 and $628,663,000, respectively.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 86% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 12% of total investments.

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (PENNSYLVANIA MUNICIPAL CASH TRUST):


We have audited the accompanying statement of assets and liabilities of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2, 12 and 13 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                       ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997



Pennsylvania
Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)
Cash Series Shares



PROSPECTUS
DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company

PENNSYLVANIA
MUNICIPAL CASH TRUST
CASH SERIES SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 314229881
9101005A-CS (12/97)


[RECYCLE LOGO]
RECYCLED PAPER


Pennsylvania Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Pennsylvania Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Pennsylvania municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Pennsylvania, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997




TABLE OF CONTENTS

Summary of Fund Expenses                                        1

Financial Highlights -- Institutional Service Shares            2

General Information                                             3

Investment Information                                          3
Investment Objective                                            3
Investment Policies                                             3
Pennsylvania Municipal Securities                               5
Investment Risks                                                5
Investment Limitations                                          5

Fund Information                                                6
Management of the Fund                                          6
Distribution of Institutional Service Shares                    6
Administration of the Fund                                      7

Net Asset Value                                                 7

How to Purchase Shares                                          7
Purchasing Shares Through a Financial Instituion                7
Purchasing Shares by Wire                                       7
Purchasing Shares by Check                                      8
Special Purchase Features                                       8

How to Redeem Shares                                            8
Redeeming Shares Through a Financial Institution                8
Redeeming Shares by Telephone                                   8
Redeeming Shares by Mail                                        8
Special Redemption Features                                     9

Account and Share Information                                   9
Dividends                                                       9
Capital Gains                                                   9
Confirmations and Account Statements                            9
Accounts with Low Balances                                      9
Voting Rights                                                   9

Tax Information                                                10
Federal Income Tax                                             10
State and Local Tax                                            10

Other Classes of Shares                                        10

Performance Information                                        10

Financial Highlights -- Cash Series Shares                     12

Financial Highlights -- Institutional Shares                   13

Financial Statements                                           14

Report of Independent Public Accountants                       27



                                         SUMMARY OF FUND EXPENSES

                                      INSTITUTIONAL SERVICE SHARES
                                    SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                              None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                   None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                                               None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
Exchange Fee                                                                                               None

                                        ANNUAL OPERATING EXPENSES
                                  (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                           0.28%
12b-1 Fee                                                                                                  None
Total Other Expenses                                                                                       0.37%
Shareholder Services Fee (after waiver)(2)                                                                 0.20%
Total Operating Expenses(3)                                                                                0.65%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.92% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


1 Year                                                                                                       $7
3 Years                                                                                                     $21
5 Years                                                                                                     $36
10 Years                                                                                                    $81

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE SHOWN.




FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991      1990(A)
                                                    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.05      0.05
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.05)    (0.05)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       3.18%     3.16%     3.44%     2.25%     2.24%     3.08%     4.64%     5.78%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.65%     0.65%     0.65%     0.64%     0.57%     0.56%     0.55%     0.50%*
-------------------------------------------------
Net investment income                                 3.14%     3.12%     3.38%     2.19%     2.21%     3.04%     4.53%     5.56%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.27%     0.02%     0.12%     0.12%     0.11%     0.18%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)           $264,634  $221,851  $276,407  $229,160  $318,518  $308,200  $317,165  $275,882
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from Novemebr 21, 1990 (date of initial public investment) to October 31, 1990.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(See Notes which are an integral part of the Financial Statements)




GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Service Shares, Cash Series Shares, and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in Pennsylvania short-term municipal securities. The Fund may not be a suitable investment for retirement plans or for non- Pennsylvania taxpayers because it invests in municipal securities of that state. A minimum
initial investment of $25,000 over a 90-day period is required.      The Fund
attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.


INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by
following the investment policies described in this prospectus.      INVESTMENT
POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Pennsylvania dividend and interest income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Pennsylvania and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Pennsylvania state income tax, imposed upon noncorporate taxpayers ("Pennsylvania Municipal Securities"). Examples of Pennsylvania Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS
The Fund may purchase interests in Pennsylvania Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Pennsylvania Municipal Securities.

MUNICIPAL LEASES
Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT
Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES
The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS
From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually
agreed-upon time and price).      Although the Fund is permitted to make
taxable, temporary investments, there is no current intention to do so. However, the interest from certain Pennsylvania Municipal Securities is subject to the federal alternative minimum tax.

PENNSYLVANIA MUNICIPAL SECURITIES
Pennsylvania Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Pennsylvania Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Pennsylvania Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS
Yields on Pennsylvania Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Pennsylvania Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Pennsylvania Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Pennsylvania Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Pennsylvania Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to the risk considerations the Fund's concentration in Pennsylvania Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS
The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval.

The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND
BOARD OF TRUSTEES
The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.


ADVISORY FEES
The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND
Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES
Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


SHAREHOLDER SERVICES
The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


     MAXIMUM     AVERAGE AGGREGATE DAILY
      FEE               NET ASSETS
  ------------  ------------------------------------
     0.150%     on the first $250 million
     0.125%     on the next $250 million
     0.100%     on the next $250 million
     0.075%     on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE
The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION
Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.


PURCHASING SHARES BY WIRE
Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Pennsylvania Municipal Cash Trust -- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Pennsylvania Municipal Cash Trust -- Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM
A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES
Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE
Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.


Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266- 8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING
Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD
Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM
If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS
The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS
Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PENNSYLVANIA TAXES
Under existing Pennsylvania laws, distributions made by the Fund derived from interest on obligations free from state taxation in Pennsylvania are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax-exempt obligations.

OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Institutional Shares and Cash Series Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period. Cash Series Shares are sold at net asset value primarily to retail customers of financial institutions and are subject to a minimum initial investment of $10,000 over a 90-day period.

All classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Cash Series Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION
From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




                         FINANCIAL HIGHLIGHTS -- CASH SERIES SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991(A)
                                                    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.03
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.03)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       2.77%     2.75%     3.02%     1.84%     1.83%     2.67%     3.55%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              1.05%     1.05%     1.05%     1.04%     0.97%     0.96%     0.78%*
-------------------------------------------------
Net investment income                                 2.72%     2.72%     2.98%     1.73%     1.88%     2.64%     3.92%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.28%     0.18%     0.12%     0.12%     0.28%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $23,777   $19,825   $28,255   $18,352   $18,561   $24,694   $19,846
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from January 25, 1991 (date of initial public investment) to October 31, 1991.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






                                    FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                             YEAR ENDED OCTOBER 31,
                                                 ------------------------------
                                                     1997      1996      1995(A)
                                                    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.01
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.01)
-------------------------------------------------   ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------
TOTAL RETURN(B)                                       3.38%     3.37%     1.03%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.45%     0.45%     0.45%*
-------------------------------------------------
Net investment income                                 3.35%     3.27%     3.81%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.47%     0.47%     0.46%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $63,148   $37,076    $2,529
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from August 23, 1995 (date of initial public investment) to October 31, 1995.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





                                         PORTFOLIO OF INVESTMENTS

                                    PENNSYLVANIA MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997


    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- 101.1%
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 101.1%
-------------------------------------------------------------------------------------------------------------
    $1,000,000 Allegheny County, PA IDA, (Series 1991) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd., Osaka LOC)                                                                          $1,000,000
               ----------------------------------------------------------------------------------------------
    6,500,000  Allegheny County, PA IDA, 3.70% CP (Duquesne Light Power Co.)/(Barclays Bank PLC,
               London LOC), Mandatory Tender 2/5/1998                                                                 6,500,000
               ----------------------------------------------------------------------------------------------
    4,710,000  Allegheny County, PA IDA, Commercial Development Revenue Bonds (Series 1992) Weekly
               VRDNs (Eleven Parkway Center Associates)/(National City, Pennsylvania LOC)                             4,710,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Allegheny County, PA IDA, PCR (Series 1992A), 3.85% TOBs (Duquesne Light Power Co.)/
               (Canadian Imperial Bank of Commerce, Toronto LOC), Optional Tender 10/21/1998                          5,000,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Beaver County, PA IDA, PCR Refunding Bonds (1992 Series-E), 3.70% CP (Toledo Edison Co.)/
               (Toronto-Dominion Bank LOC), Mandatory Tender 12/4/1997                                                3,000,000
               ----------------------------------------------------------------------------------------------
    5,800,000  Beaver County, PA IDA, PCRB's (Series 1990C), 3.75% CP (Duquesne Light Power Co.)/
               (Barclays Bank PLC, London LOC), Mandatory Tender 12/1/1997                                            5,800,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Bedford County, PA IDA, (Series 1985) Weekly VRDNs (Sepa, Inc. Facility)/(First Union
               National Bank, Charlotte, NC LOC)                                                                      4,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Bensalem Township School District, PA, 4.00% TRANs, 6/30/1998                                          5,000,927
               ----------------------------------------------------------------------------------------------
    1,115,000 Berks County, PA IDA Weekly VRDNs (ADC Quaker Maid
Meats)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  1,115,000
               ----------------------------------------------------------------------------------------------
      910,000 Berks County, PA IDA Weekly VRDNs (Beacon Container)/(Corestates
Bank N.A.,
               Philadelphia, PA LOC)                                                                                    910,000
               ----------------------------------------------------------------------------------------------
    1,700,000  Berks County, PA IDA, (Series 1988) Weekly VRDNs (Arrow Electronics, Inc.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,700,000
               ----------------------------------------------------------------------------------------------
    3,550,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1996) Weekly VRDNs
               (Ram Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    3,550,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Grafika Commercial Printing, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                       1,725,000
               ----------------------------------------------------------------------------------------------
      345,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries A) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                             345,000
               ----------------------------------------------------------------------------------------------
    1,040,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries B) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,040,000
               ----------------------------------------------------------------------------------------------
    1,015,000  Berks County, PA IDA, VRD/Fixed Rate Revenue Bonds (Series A of 1996) Weekly VRDNs
               (Lebanon Valley Mall Co.)/(Meridian Bank, Reading, PA LOC)                                             1,015,000
               ----------------------------------------------------------------------------------------------
    2,135,000 Bucks County, PA IDA Weekly VRDNs (Double H Plastics,
Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,135,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Bucks County, PA IDA Weekly VRDNs (Pennsylvania
Associates)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,700,000
               ----------------------------------------------------------------------------------------------
    3,235,000  Bucks County, PA IDA, (Series 1991) Weekly VRDNs (Cabot Medical Corp.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           3,235,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------
    $3,585,000 Bucks County, PA IDA, Variable Rate Demand/Fixed Rate Revenue Bonds (Series 1997)
               Weekly VRDNs (Boekel Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                   $3,585,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             3,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             1,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA, (Series 1992B) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd, Osaka LOC)                                                                            1,000,000
               ----------------------------------------------------------------------------------------------
    1,400,000  Butler County, PA IDA, (Series 1996 A) Weekly VRDNs (Armco, Inc.)/
               (Chase Manhattan Bank N.A., New York LOC)                                                              1,400,000
               ----------------------------------------------------------------------------------------------
    2,330,000  Butler County, PA IDA, IDRB (Series 1994) Weekly VRDNs (Lue-Rich Holding Company, Inc.
               Project)/(ABN AMRO Bank N.V., Amsterdam LOC)                                                           2,330,000
               ----------------------------------------------------------------------------------------------
    2,250,000  Butler County, PA IDA, IDRB's (Series 1997) Weekly VRDNs (Wise Business Forms, Inc.)/
               (SouthTrust Bank of Alabama, Birmingham LOC)                                                           2,250,000
               ----------------------------------------------------------------------------------------------
    11,400,000 Butler County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1996A), 3.80%-4.25%
               TOBs (Lutheran Welfare)/(PNC Bank, N.A. LOC), Mandatory Tender 11/3/1997-11/1/1998                    11,400,172
               ----------------------------------------------------------------------------------------------
    2,400,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,400,000
               ----------------------------------------------------------------------------------------------
    1,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         1,500,000
               ----------------------------------------------------------------------------------------------
    2,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,500,000
               ----------------------------------------------------------------------------------------------
    1,500,000  Carbon County, PA IDA Weekly VRDNs (Summit Management & Utilities, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   1,500,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, 3.75% CP (Panther Creek)/(National Westminster Bank, PLC, London
               LOC), Mandatory Tender 12/17/1997                                                                      5,000,000
               ----------------------------------------------------------------------------------------------
    1,290,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.80% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 2/19/1998                               1,290,000
               ----------------------------------------------------------------------------------------------
    1,060,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.85% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                              1,060,000
               ----------------------------------------------------------------------------------------------
    6,825,000  Carbon County, PA IDA, Resource Recovery Bonds, 3.75% CP (Panther Creek)/(National
               Westminster Bank, PLC, London LOC), Mandatory Tender 12/12/1997                                        6,825,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, Solid Waste Disposal Revenue Notes (Series 1996), 3.90% RANs
               (Horsehead Resource Development, Inc.)/(Chase Manhattan Bank N.A., New York LOC),
               12/3/97                                                                                                5,000,000
               ----------------------------------------------------------------------------------------------
    3,174,280  Chartiers Valley Industrial & Commercial  Development Authority, Nursing Home Revenue
               Refunding Bonds (Series 1997A) Weekly VRDNs (Woodhaven Convalescent Center)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,174,280
               ----------------------------------------------------------------------------------------------
    7,300,000 Clearfield County, PA IDA Weekly VRDNs (Penn Traffic Co.)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         7,300,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $3,000,000 Clinton County, PA, IDA Weekly VRDNs (Armstrong World Industries, Inc.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                       $3,000,000
               ----------------------------------------------------------------------------------------------
    1,300,000  Cumberland County, PA IDA, Industrial Development Bonds (Series 1994) Weekly VRDNs
               (Lane Enterprises, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                          1,300,000
               ----------------------------------------------------------------------------------------------
    10,000,000 Cumberland County, PA Municipal Authority, Variable Rate Revenue Bonds (Series 1996 B),
               3.75% TOBs (Dickinson College)/(Mellon Bank N.A., Pittsburgh LOC), Optional Tender 11/2/1998          10,000,000
               ----------------------------------------------------------------------------------------------
    3,500,000 (b)Delaware Valley, PA Regional Finance Authority, PA-162 Weekly
VRDNs (AMBAC INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             3,500,000
               ----------------------------------------------------------------------------------------------
    4,400,000  East Hempfield Township, PA IDA, (Series 1985) Weekly VRDNs (Yellow Freight System)/
               (Wachovia Bank of Georgia N.A., Atlanta LOC)                                                           4,400,000
               ----------------------------------------------------------------------------------------------
    6,250,000  East Hempfield Township, PA IDA, (Series of 1997) Weekly VRDNs (Mennonite Home)/
               (Dauphin Deposit Bank and Trust LOC)                                                                   6,250,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Easton Area School District, PA, (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities
               Purchase, Inc. LIQ)                                                                                    3,500,000
               ----------------------------------------------------------------------------------------------
    2,900,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Mary's Hospital Erie, PA)/
               (PNC Bank, N.A. LOC)                                                                                   2,900,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     1,000,000
               ----------------------------------------------------------------------------------------------
      200,000  Erie County, PA IDA Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                                   200,000
               ----------------------------------------------------------------------------------------------
      225,000  Erie County, PA IDA, (Series 1985) Weekly VRDNs (R. P-C Value, Inc.)/(PNC Bank, N.A. LOC)                225,000
               ----------------------------------------------------------------------------------------------
      400,000  Erie County, PA IDA, (Series B) Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                       400,000
               ----------------------------------------------------------------------------------------------
      200,000  Forest County, PA IDA Weekly VRDNs (Industrial Timber & Land Co.)/(National City Bank,
               Cleveland, OH LOC)                                                                                       200,000
               ----------------------------------------------------------------------------------------------
    1,030,000  Forest County, PA IDA Weekly VRDNs (Marienville Health Care Facility)/(PNC Bank, N.A. LOC)             1,030,000
               ----------------------------------------------------------------------------------------------
    2,900,000 Franconia Township, PA IDA, IDRB's (Series 1997A) Weekly VRDNs
(Asher's Chocolates)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,900,000
               ----------------------------------------------------------------------------------------------
    1,635,000  Franklin County, PA IDA Weekly VRDNs (The Guarriello Limited Partnership)/
               (PNC Bank, N.A. LOC)                                                                                   1,635,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Indiana County, PA IDA, Pollution Control Revenue Bonds (Series 1997A) Weekly VRDNs
               (Peco Energy Co.)/(Union Bank of Switzerland, Zurich LOC)                                              5,000,000
               ----------------------------------------------------------------------------------------------
    8,205,000  Lancaster, PA Higher Education Authority, (Series 1997) Weekly VRDNs (Franklin and
               Marshall College Project)/(Chase Manhattan Bank N.A., New York LIQ)                                    8,205,000
               ----------------------------------------------------------------------------------------------
      356,092  Lawrence County, PA IDA, (Series 1989A) Weekly VRDNs (Ellwood Uddeholm Steel Co.)/
               (KeyBank, N.A. LOC)                                                                                      356,092
               ----------------------------------------------------------------------------------------------
    4,640,000  Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 1990) Weekly VRDNs
               (Phoebe Terrace, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    4,640,000
               ----------------------------------------------------------------------------------------------
    2,600,000  Lehigh County, PA IDA, (Series 1989A) Weekly VRDNs (Hershey Pizza Co., Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   2,600,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $1,000,000 Lehigh County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1997) Weekly VRDNs
               (American Manufacturing Co., Inc.)/(Mellon Bank N.A., Pittsburgh LOC)                                 $1,000,000
               ----------------------------------------------------------------------------------------------
    6,840,000  McKean County, PA IDA, Economic Development Revenue Bonds (Series 1997)
               Weekly VRDNs (Keystone Powdered Metal Co.)/(Mellon Bank N.A., Pittsburgh LOC)                          6,840,000
               ----------------------------------------------------------------------------------------------
      550,000  McKean County, PA IDA, Multi-Mode Revenue Refunding Bonds Weekly VRDNs (Bradford
               Manor, Inc.)/(PNC Bank, N.A. LOC)                                                                        550,000
               ----------------------------------------------------------------------------------------------
    3,300,000  Monroe County, PA IDA, PCR Weekly VRDNs (Cooper Industries, Inc.)/(Sanwa Bank Ltd.,
               Osaka LOC)                                                                                             3,300,000
               ----------------------------------------------------------------------------------------------
    2,270,000  Montgomery County, PA Higher Education and Health Authority, (Series 1992) Weekly VRDNs
               (Pottstown Healthcare Corporation Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                2,270,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Montgomery County, PA IDA, (Series 1984) Weekly VRDNs (Seton Co.)/
               (First Union National Bank, Charlotte, NC LOC)                                                         3,500,000
               ----------------------------------------------------------------------------------------------
    1,200,000  Montgomery County, PA IDA, (Series 1992) Weekly VRDNs (RJI Limited Partnership)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,200,000
               ----------------------------------------------------------------------------------------------
    4,250,000  Montgomery County, PA IDA, (Series C) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank
               and Trust LOC)                                                                                         4,250,000
               ----------------------------------------------------------------------------------------------
    6,675,000  Montgomery County, PA IDA, Commercial Development Revenue Bonds (Series 1992)
               Weekly VRDNs (Hickory Pointe Project)/(First Union National Bank, Charlotte, N.C. LOC)                 6,675,000
               ----------------------------------------------------------------------------------------------
    2,140,000  Montgomery County, PA IDA, EDRB's (Series 1997) Weekly VRDNs (Palmer International, Inc.)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,140,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Montgomery County, PA IDA, Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
               (Series A of 1997) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank and Trust LOC)                      1,000,000
               ----------------------------------------------------------------------------------------------
    4,875,000 Moon Township, PA IDA Weekly VRDNs (Airport Hotel Associates)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         4,875,000
               ----------------------------------------------------------------------------------------------
    1,110,000  Moon Township, PA IDA, Variable Rate Commercial Development Revenue Bond
               (Series 1995A) Weekly VRDNs (One Thorn Run Center)/(National City, Pennsylvania LOC)                   1,110,000
               ----------------------------------------------------------------------------------------------
      361,000  New Castle, PA Area Hospital Authority, (Series 1996) Weekly VRDNs (Jameson Memorial
               Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                                                                 361,000
               ----------------------------------------------------------------------------------------------
    9,000,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 11/19/1997             9,000,000
               ----------------------------------------------------------------------------------------------
    3,850,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 2/13/1998              3,850,000
               ----------------------------------------------------------------------------------------------
    2,542,000  Northampton County, PA IDA, Variable Rate Revenue Bonds (Series 1997) Weekly VRDNs
               (Ultra-Poly Corp.)/(PNC Bank, N.A. LOC)                                                                2,542,000
               ----------------------------------------------------------------------------------------------
    1,590,000  Northumberland County PA IDA, Revenue Bonds (Series A of 1995) Weekly VRDNs
               (Furman Farms, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                              1,590,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Pennsylvania EDFA Weekly VRDNs (Cyrogenics, Inc.)/(PNC Bank, N.A. LOC)                                 1,725,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Pennsylvania EDFA Weekly VRDNs (Industrial Scientific
Corp.)/(Mellon Bank N.A.,
               Pittsburgh LOC)                                                                                        2,700,000
               ----------------------------------------------------------------------------------------------
      600,000  Pennsylvania EDFA Weekly VRDNs (Pioneer Fluid)/(PNC Bank, N.A. LOC)                                      600,000
               ----------------------------------------------------------------------------------------------
      525,000  Pennsylvania EDFA Weekly VRDNs (RMF Associates)/(PNC Bank, N.A. LOC)                                     525,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------- ----------------------------------------------------------------------------------------------

     $575,000  Pennsylvania EDFA, (Series B) Weekly VRDNs (Payne Printing Co.)/(PNC Bank, N.A. LOC)                    $575,000
               ----------------------------------------------------------------------------------------------
    2,890,000  Pennsylvania EDFA, Economic Development Revenue Bonds (Series 1996C) Weekly VRDNs
               (Napco, Inc. Project)/(Mellon Bank N.A., Pittsburgh LOC)                                               2,890,000
               ----------------------------------------------------------------------------------------------
      850,000  Pennsylvania EDFA, Revenue Bonds (Series G4) Weekly VRDNs (Metamora Products)/
               (PNC Bank, N.A. LOC)                                                                                     850,000
               ----------------------------------------------------------------------------------------------
      275,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (DDI Pharmaceuticals, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                     275,000
               ----------------------------------------------------------------------------------------------
      375,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (RAM Forest Products)/
               (PNC Bank, N.A. LOC)                                                                                     375,000
               ----------------------------------------------------------------------------------------------
    7,430,000  (b)Pennsylvania Housing Finance Authority, Merlots (Series K) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LIQ)                                                           7,430,000
               ----------------------------------------------------------------------------------------------
    3,400,000  (b)Pennsylvania Housing Finance Authority, PT-119B(Series 1997-56B) Weekly VRDNs
               (Credit Suisse First Boston, Inc. LIQ)                                                                 3,400,000
               ----------------------------------------------------------------------------------------------
      940,000  Pennsylvania Housing Finance Authority, Section 8 Assisted Residential Development
               Refunding Bonds (Series 1992A) Weekly VRDNs (CGIC INS)/(Citibank NA, New York LIQ)                       940,000
               ----------------------------------------------------------------------------------------------
    7,000,000  Pennsylvania State Higher Education Assistance Agency, Student Loan Adjustable Rate
               Revenue Bonds (Series 1997A) Weekly VRDNs (Student Loan Marketing Association LOC)                     7,000,000
               ----------------------------------------------------------------------------------------------
    2,700,000  Philadelphia, PA IDA, Refunding Revenue Bonds (Series 1991) Weekly VRDNs
               (Tom James Co.)/(SunTrust Bank, Nashville LOC)                                                         2,700,000
               ----------------------------------------------------------------------------------------------
    7,500,000  Philadelphia, PA School District, (Series 1997-1998), 4.50% TRANs (Commerzbank AG,
               Frankfurt LOC), 6/30/1998                                                                              7,523,801
               ----------------------------------------------------------------------------------------------
    3,250,000 Philadelphia, PA Water & Wastewater System, (CDC Series 1997Q)
Weekly VRDNs
               (MBIA Insurance Corporation INS)/(CDC Municipal Products, Inc. LIQ)                                    3,250,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Philadelphia, PA, (Series A), 4.50% TRANs, 6/30/1998                                                   3,009,521
               ----------------------------------------------------------------------------------------------
    15,000,000 Philadelphia, PA, GO (Series 1990), 3.75% CP (Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
               11/20/97                                                                                              15,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Philadelphia, PA, Trust Receipts (Series 1997 FR/RI-11) Weekly VRDNs
               (Bank of New York Co., Inc. LIQ)                                                                       5,000,000
               ----------------------------------------------------------------------------------------------
    4,625,000  Red Lion, PA Area School District, (Series 1997/98), 4.11% TRANs, 6/30/1998                            4,629,103
               ----------------------------------------------------------------------------------------------
    1,900,000  Schuylkill County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995)
               Weekly VRDNs (Prime Packing, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                1,900,000
               ----------------------------------------------------------------------------------------------
    2,000,000  Schuylkill County, PA IDA, Variable Rate Demand/Fixed Rate Manufacturing Facilities
               Revenue Bonds (Series of 1996) Weekly VRDNs (Craftex Mills, Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,000,000
               ----------------------------------------------------------------------------------------------
    2,100,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.80% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 1/21/1998                        2,100,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.85% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                       4,000,000
               ----------------------------------------------------------------------------------------------




    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $2,700,000 Washington County, PA Authority, (Series 1985A) Weekly VRDNs (1985-A Pooled Equipment
               Lease Program)/(Sanwa Bank Ltd, Osaka LOC)                                                            $2,700,000
               ----------------------------------------------------------------------------------------------
    10,700,000 Washington County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1995)
               Weekly VRDNs (American Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                    10,700,000
               ----------------------------------------------------------------------------------------------
    1,050,000  Washington County, PA, IDA (Series 1988) Weekly VRDNs (Coca-Cola Co.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                        1,050,000
               ----------------------------------------------------------------------------------------------
    2,000,000  West Allegheny, PA School District, 4.11% TRANs, 6/30/1998                                             2,001,391
               ----------------------------------------------------------------------------------------------
      935,000  West Cornwall Township, PA Municipal Authority, Revenue Bonds (Series 1995)
               Weekly VRDNs (Lebanon Valley Brethern Home Project (PA))/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                    935,000
               ----------------------------------------------------------------------------------------------
    9,600,000  Westmoreland County, PA IDA, Guaranteed Variable Rate Revenue Bonds (Series of 1993)
               Weekly VRDNs (USA Waste Services, Inc.)/(Fleet Bank. N.A. LOC)                                         9,600,000
               ----------------------------------------------------------------------------------------------
    4,455,000  Westmoreland County, PA IDA, Revenue Bonds (Series 1997) Weekly VRDNs (Rhodin
               Enterprises Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                                      4,455,000
               ----------------------------------------------------------------------------------------------
    2,500,000  York County, PA IDA, Limited Obligation Revenue Bonds (Series 1997) Weekly VRDNs
               (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                                2,500,000
               ----------------------------------------------------------------------------------------------
    2,750,000  York County, PA IDA, Variable Rate Demand Ltd Obligation Revenue Bonds (Series 1996)
               Weekly VRDNs (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                   2,750,000
               ----------------------------------------------------------------------------------------------
    1,170,000  Yough School District, PA, Ltd Obligation Revenue Bonds, (Refunding Series 1997A), 4.35%
               Bonds (Asset Guaranty INS), 4/1/1998                                                                   1,170,000
               ----------------------------------------------------------------------------------------------      ------------
                  TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                          355,548,287
               ----------------------------------------------------------------------------------------------      ------------


At October 31, 1997, 47.7% of the total investments at market value were subject to alternative minimum tax.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percent Based on Total Market Value (unaudited)

    FIRST TIER     SECOND TIER
    ----------     ------------
      98.59%          1.41%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $14,330,000 which represents 4.1% of net assets.

(c) Also represents cost for federal tax purposes.

    Note: The categories of investments are shown as a percentage of net assets ($351,558,540) at October 31, 1997.



               PENNSYLVANIA MUNICIPAL CASH TRUST

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation CGIC -- Capital Guaranty Insurance Corporation CP -- Commercial Paper EDFA -- Economic Development Financing Authority EDRB -- Economic Development Revenue Bonds FGIC -- Financial Guaranty Insurance Company GO -- General Obligation IDA -- Industrial Development Authority IDRB -- Industrial Development Revenue Bond INS -- Insured LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue PLC -- Public Limited Company RANs -- Revenue Anticipation Notes TOBs -- Tender Option Bonds TRANs -- Tax and Revenue Anticipation Notes VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)




                              STATEMENT OF ASSETS AND LIABILITIES

                               PENNSYLVANIA MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                               $355,548,287
----------------------------------------------------------------------------------------
Cash                                                                                            535,080
----------------------------------------------------------------------------------------
Income receivable                                                                             2,015,248
----------------------------------------------------------------------------------------
Receivable for shares sold                                                                      234,079
----------------------------------------------------------------------------------------   ------------
Total assets                                                                                358,332,694
----------------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------
Payable for investments purchased                                            $6,001,267
------------------------------------------------------------------------
Payable for shares redeemed                                                         457
------------------------------------------------------------------------
Income distribution payable                                                     663,292
------------------------------------------------------------------------
Accrued expenses                                                                109,138
------------------------------------------------------------------------   ------------
Total liabilities                                                                             6,774,154
----------------------------------------------------------------------------------------   ------------
NET ASSETS for 351,558,540 shares outstanding                                              $351,558,540
----------------------------------------------------------------------------------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------------
$264,633,554 (divided by) 264,633,554 shares outstanding                                          $1.00
----------------------------------------------------------------------------------------   ------------
CASH SERIES SHARES:
----------------------------------------------------------------------------------------
$23,776,931 (divided by) 23,776,931 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------------
$63,148,055 (divided by) 63,148,055 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------

(See Notes which are an integral part of the Financial Statements)





                                       STATEMENT OF OPERATIONS

                                  PENNSYLVANIA MUNICIPAL CASH TRUST
                                     YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------
Interest                                                                                                   $12,660,361
--------------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                                      $1,666,725
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                       251,689
----------------------------------------------------------------------------------------
Custodian fees                                                                                   27,705
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         82,035
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                         3,082
----------------------------------------------------------------------------------------
Auditing fees                                                                                    13,528
----------------------------------------------------------------------------------------
Legal fees                                                                                        7,824
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       103,245
----------------------------------------------------------------------------------------
Distribution services fee -- Cash Series Shares                                                  90,728
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                        649,440
----------------------------------------------------------------------------------------
Shareholder services fee -- Cash Series Shares                                                   56,705
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                                127,217
----------------------------------------------------------------------------------------
Share registration costs                                                                         55,231
----------------------------------------------------------------------------------------
Printing and postage                                                                             29,498
----------------------------------------------------------------------------------------
Insurance premiums                                                                                5,299
----------------------------------------------------------------------------------------
Miscellaneous                                                                                     6,147
----------------------------------------------------------------------------------------   ------------
Total expenses                                                                                3,176,098
----------------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------------
Waiver of investment advisory fee                                             ($737,288)
------------------------------------------------------------------------
Waiver of distribution services fee -- Cash Series Shares                       (11,341)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares             (129,888)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares                     (127,217)
------------------------------------------------------------------------   ------------
Total waivers                                                                                (1,005,734)
----------------------------------------------------------------------------------------   ------------
Net expenses                                                                                                 2,170,364
--------------------------------------------------------------------------------------------------------  ------------
Net investment income                                                                                      $10,489,997
--------------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)





                              STATEMENT OF CHANGES IN NET ASSETS
                               PENNSYLVANIA MUNICIPAL CASH TRUST


                                                                                YEAR ENDED OCTOBER 31,
                                                                           -------------------------------
                                                                                1997            1996
                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------
OPERATIONS --
------------------------------------------------------------------------
Net investment income                                                         $10,489,997      $9,138,414
------------------------------------------------------------------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS --
------------------------------------------------------------------------
Distributions from net investment income
------------------------------------------------------------------------
Institutional Service Shares                                                   (8,169,653)     (7,961,058)
------------------------------------------------------------------------
Cash Series Shares                                                               (617,375)       (504,436)
------------------------------------------------------------------------
Institutional Shares                                                           (1,702,969)       (672,920)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from distributions to shareholders             (10,489,997)     (9,138,414)
------------------------------------------------------------------------   --------------  --------------
SHARE TRANSACTIONS --
------------------------------------------------------------------------
Proceeds from sale of shares                                                1,340,687,798   1,005,435,067
------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                       3,168,018       2,204,567
------------------------------------------------------------------------
Cost of shares redeemed                                                    (1,271,049,376) (1,036,079,299)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from share transactions                         72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------
Change in net assets                                                           72,806,440     (28,439,665)
------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------
Beginning of period                                                           278,752,100     307,191,765
------------------------------------------------------------------------   --------------  --------------
End of period                                                                $351,558,540    $278,752,100
------------------------------------------------------------------------   --------------  --------------


(See Notes which are an integral part of the Financial Statements)



                    NOTES TO FINANCIAL STATEMENTS

                  PENNSYLVANIA MUNICIPAL CASH TRUST
                          OCTOBER 31, 1997

ORGANIZATION
Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Pennsylvania Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash Series Shares and Institutional Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of ("Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

                                                  ACQUISITION  ACQUISITION
SECURITY                                              DATE        COST
----------------------------------------------   -----------  ------------
Delaware Valley, PA Regional Finance Authority    8/13/1997     $3,500,000
Pennsylvania Housing Finance Authority           10/16/1997      3,400,000
Pennsylvania Housing Finance Authority            7/21/1997      7,430,000



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.




Transactions in shares were as follows:


                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SERVICE SHARES                                                   1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                 1,052,427,056     859,300,895
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared              2,495,116       1,683,244
------------------------------------------------------------------------
Shares redeemed                                                            (1,012,139,333)   (915,540,908)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Service Share transactions             42,782,839     (54,556,769)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
CASH SERIES SHARES                                                               1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                    71,085,166      54,089,713
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                559,551         485,371
------------------------------------------------------------------------
Shares redeemed                                                               (67,692,672)    (63,005,461)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Cash Series Share transactions                        3,952,045      (8,430,377)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SHARES                                                             1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                   217,175,576      92,044,459
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                113,351          35,952
------------------------------------------------------------------------
Shares redeemed                                                              (191,217,371)    (57,532,930)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Share transactions                     26,071,556      34,547,481
------------------------------------------------------------------------   --------------  --------------
Net change resulting from share transactions                                   72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------


At October 31, 1997, capital paid-in aggregated $351,558,540.




INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash Series Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of the Cash Series Shares, annually to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS
During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $596,236,000 and $628,663,000, respectively.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 86% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 12% of total investments.



               REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (PENNSYLVANIA MUNICIPAL CASH TRUST):


We have audited the accompanying statement of assets and liabilities of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2, 12 and 13 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997





[LOGO OMITTED] Federated Investors

Pennsylvania Municipal Cash Trust

(A Portfolio of Federated
Municipal Trust)

Institutional Service Shares

PROSPECTUS DATED
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an
Open-End Management Investment Company


PENNSYLVANIA
MUNICIPAL CASH TRUST INSTITUTIONAL SERVICE SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 314229204
9101005A-SS (12/97)


[RECYCLE LOGO]
RECYCLED PAPER

PENNSYLVANIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Institutional Shares

PROSPECTUS


The Institutional Shares of Pennsylvania Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Pennsylvania municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Pennsylvania, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1997



TABLE OF CONTENTS

Summary of Fund Expenses                                            1

Financial Highlights -- Institutional Shares                        2

General Information                                                 3

Investment Information                                              3
Investment Objective                                                3
Investment Policies                                                 3
Pennsylvania Municipal Securities                                   5
Investment Risks                                                    5
Investment Limitations                                              5

Fund Information                                                    5
Management of the Fund                                              5
Distribution of Institutional Shares                                6
Administration of the Fund                                          7

Net Asset Value                                                     7

How to Purchase Shares                                              7
Purchasing Shares by Wire                                           7
Purchasing Shares by Check                                          7

How to Redeem Shares                                                8
Redeeming Shares by Telephone                                       8
Redeeming Shares by Mail                                            8

Account and Share Information                                       8
Dividends                                                           8
Capital Gains                                                       8
Confirmations and Account Statements                                8
Accounts with Low Balances                                          8
Voting Rights                                                       9

Tax Information                                                     9
Federal Income Tax                                                  9
State and Local Taxes                                               9

Other Classes of Shares                                             9

Performance Information                                            10

Financial Highlights -- Cash Series Shares                         11

Financial Highlights -- Institutional Service Shares               12

Financial Statements                                               13

Report of Independent Public Accountants                           27




                                   SUMMARY OF FUND EXPENSES

                                     INSTITUTIONAL SHARES
                              SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                               None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                    None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                    None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                          None
Exchange Fee                                                                                                None

                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                           0.28%
12b-1 Fee                                                                                                   None
Total Other Expenses                                                                                       0.17%
Shareholder Services Fee (after waiver)(2)                                                                 0.00%
Total Operating Expenses(3)                                                                                0.45%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.92% absent the voluntary waiver of a portion of the management fee and the voluntary waiver of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                                                      $ 5
3 Years                                                                                                     $13
5 Years                                                                                                     $25
10 Years                                                                                                    $57


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.






                                    FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                             YEAR ENDED OCTOBER 31,
                                                 ------------------------------
                                                     1997      1996      1995(A)
                                                    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.01
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.01)
-------------------------------------------------   ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------
TOTAL RETURN(B)                                       3.38%     3.37%     1.03%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.45%     0.45%     0.45%*
-------------------------------------------------
Net investment income                                 3.35%     3.27%     3.81%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.47%     0.47%     0.46%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $63,148   $37,076    $2,529
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from August 23, 1995 (date of initial public investment) to October 31, 1995.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




GENERAL INFORMATION


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Cash Series Shares, and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Pennsylvania municipal securities. The Fund may not be a suitable investment for retirement plans or for non- Pennsylvania taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.


INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES


The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Pennsylvania dividend and interest income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.


ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Pennsylvania and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Pennsylvania state income tax, imposed upon non-corporate taxpayers ("Pennsylvania Municipal Securities"). Examples of Pennsylvania Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Pennsylvania Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Pennsylvania Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS


From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Pennsylvania Municipal Securities is subject to the federal alternative minimum tax.

PENNSYLVANIA MUNICIPAL SECURITIES

Pennsylvania Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Pennsylvania Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Pennsylvania Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Pennsylvania Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Pennsylvania Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Pennsylvania Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Pennsylvania Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Pennsylvania Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.


Obligations of issuers of Pennsylvania Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to the risk considerations the Fund's concentration in Pennsylvania Municipal Securities may entail a greater level of risk than other types of money market funds.


INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval.

The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.


FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES


The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES


The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS


In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


     MAXIMUM         AVERAGE AGGREGATE
       FEE           DAILY NET ASSETS
    --------  ------------------------------
     0.150%     on the first $250 million
     0.125%     on the next $250 million
     0.100%     on the next $250 million
     0.075%     on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.


The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE


Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Pennsylvania Municipal Cash Trust -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK


Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Pennsylvania Municipal Cash Trust -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL


Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.


The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.


ACCOUNT AND SHARE INFORMATION

DIVIDENDS


Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.


CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS


Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


As of November 24, 1997, Keystone Health Plan West, Pittsburgh, Pennsylvania, owned 30.20% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES


In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PENNSYLVANIA TAXES

Under existing Pennsylvania laws, distributions made by the Fund derived from interest on obligations free from state taxation in Pennsylvania are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax-exempt obligations.


OTHER CLASSES OF SHARES


The Fund also offers other classes of shares called Institutional Service Shares and Cash Series Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period. Cash Series Shares are sold at net asset value primarily to retail customers of financial institutions and are subject to a minimum initial investment of $10,000 over a 90-day period.

All classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Cash Series Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.


Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




                         FINANCIAL HIGHLIGHTS -- CASH SERIES SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991(A)
                                                    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.03
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.03)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       2.77%     2.75%     3.02%     1.84%     1.83%     2.67%     3.55%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              1.05%     1.05%     1.05%     1.04%     0.97%     0.96%     0.78%*
-------------------------------------------------
Net investment income                                 2.72%     2.72%     2.98%     1.73%     1.88%     2.64%     3.92%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.28%     0.18%     0.12%     0.12%     0.28%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $23,777   $19,825   $28,255   $18,352   $18,561   $24,694   $19,846
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from January 25, 1991 (date of initial public investment) to October 31, 1991.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 27.

                                                                               YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------------------------------------
                                                     1997      1996      1995      1994      1993      1992      1991      1990(A)
                                                    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                 0.03      0.03      0.03      0.02      0.02      0.03      0.05      0.05
-------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from net investment income             (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.05)    (0.05)
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-------------------------------------------------   ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                                       3.18%     3.16%     3.44%     2.25%     2.24%     3.08%     4.64%     5.78%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                              0.65%     0.65%     0.65%     0.64%     0.57%     0.56%     0.55%     0.50%*
-------------------------------------------------
Net investment income                                 3.14%     3.12%     3.38%     2.19%     2.21%     3.04%     4.53%     5.56%*
-------------------------------------------------
Expense waiver/reimbursement(c)                       0.27%     0.27%     0.27%     0.02%     0.12%     0.12%     0.11%     0.18%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)           $264,634  $221,851  $276,407  $229,160  $318,518  $308,200  $317,165  $275,882
-------------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from Novemebr 21, 1990 (date of initial public investment) to October 31, 1990.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(See Notes which are an integral part of the Financial Statements)





                                         PORTFOLIO OF INVESTMENTS

                                    PENNSYLVANIA MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997


    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- 101.1%
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 101.1%
-------------------------------------------------------------------------------------------------------------
    $1,000,000 Allegheny County, PA IDA, (Series 1991) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd., Osaka LOC)                                                                          $1,000,000
               ----------------------------------------------------------------------------------------------
    6,500,000  Allegheny County, PA IDA, 3.70% CP (Duquesne Light Power Co.)/(Barclays Bank PLC,
               London LOC), Mandatory Tender 2/5/1998                                                                 6,500,000
               ----------------------------------------------------------------------------------------------
    4,710,000  Allegheny County, PA IDA, Commercial Development Revenue Bonds (Series 1992) Weekly
               VRDNs (Eleven Parkway Center Associates)/(National City, Pennsylvania LOC)                             4,710,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Allegheny County, PA IDA, PCR (Series 1992A), 3.85% TOBs (Duquesne Light Power Co.)/
               (Canadian Imperial Bank of Commerce, Toronto LOC), Optional Tender 10/21/1998                          5,000,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Beaver County, PA IDA, PCR Refunding Bonds (1992 Series-E), 3.70% CP (Toledo Edison Co.)/
               (Toronto-Dominion Bank LOC), Mandatory Tender 12/4/1997                                                3,000,000
               ----------------------------------------------------------------------------------------------
    5,800,000  Beaver County, PA IDA, PCRB's (Series 1990C), 3.75% CP (Duquesne Light Power Co.)/
               (Barclays Bank PLC, London LOC), Mandatory Tender 12/1/1997                                            5,800,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Bedford County, PA IDA, (Series 1985) Weekly VRDNs (Sepa, Inc. Facility)/(First Union
               National Bank, Charlotte, NC LOC)                                                                      4,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Bensalem Township School District, PA, 4.00% TRANs, 6/30/1998                                          5,000,927
               ----------------------------------------------------------------------------------------------
    1,115,000 Berks County, PA IDA Weekly VRDNs (ADC Quaker Maid
Meats)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  1,115,000
               ----------------------------------------------------------------------------------------------
      910,000 Berks County, PA IDA Weekly VRDNs (Beacon Container)/(Corestates
Bank N.A.,
               Philadelphia, PA LOC)                                                                                    910,000
               ----------------------------------------------------------------------------------------------
    1,700,000  Berks County, PA IDA, (Series 1988) Weekly VRDNs (Arrow Electronics, Inc.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,700,000
               ----------------------------------------------------------------------------------------------
    3,550,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1996) Weekly VRDNs
               (Ram Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    3,550,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Berks County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Grafika Commercial Printing, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                       1,725,000
               ----------------------------------------------------------------------------------------------
      345,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries A) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                             345,000
               ----------------------------------------------------------------------------------------------
    1,040,000  Berks County, PA IDA, Revenue Bonds (Series 1995A/Subseries B) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,040,000
               ----------------------------------------------------------------------------------------------
    1,015,000  Berks County, PA IDA, VRD/Fixed Rate Revenue Bonds (Series A of 1996) Weekly VRDNs
               (Lebanon Valley Mall Co.)/(Meridian Bank, Reading, PA LOC)                                             1,015,000
               ----------------------------------------------------------------------------------------------
    2,135,000 Bucks County, PA IDA Weekly VRDNs (Double H Plastics,
Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,135,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Bucks County, PA IDA Weekly VRDNs (Pennsylvania
Associates)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,700,000
               ----------------------------------------------------------------------------------------------
    3,235,000  Bucks County, PA IDA, (Series 1991) Weekly VRDNs (Cabot Medical Corp.)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           3,235,000
               ----------------------------------------------------------------------------------------------






    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------
    $3,585,000 Bucks County, PA IDA, Variable Rate Demand/Fixed Rate Revenue Bonds (Series 1997)
               Weekly VRDNs (Boekel Industries, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                   $3,585,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             3,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA Weekly VRDNs (Mine Safety Appliances Co.)/(Sanwa Bank Ltd,
               Osaka LOC)                                                                                             1,000,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Butler County, PA IDA, (Series 1992B) Weekly VRDNs (Mine Safety Appliances Co.)/
               (Sanwa Bank Ltd, Osaka LOC)                                                                            1,000,000
               ----------------------------------------------------------------------------------------------
    1,400,000  Butler County, PA IDA, (Series 1996 A) Weekly VRDNs (Armco, Inc.)/
               (Chase Manhattan Bank N.A., New York LOC)                                                              1,400,000
               ----------------------------------------------------------------------------------------------
    2,330,000  Butler County, PA IDA, IDRB (Series 1994) Weekly VRDNs (Lue-Rich Holding Company, Inc.
               Project)/(ABN AMRO Bank N.V., Amsterdam LOC)                                                           2,330,000
               ----------------------------------------------------------------------------------------------
    2,250,000  Butler County, PA IDA, IDRB's (Series 1997) Weekly VRDNs (Wise Business Forms, Inc.)/
               (SouthTrust Bank of Alabama, Birmingham LOC)                                                           2,250,000
               ----------------------------------------------------------------------------------------------
    11,400,000 Butler County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1996A), 3.80%-4.25%
               TOBs (Lutheran Welfare)/(PNC Bank, N.A. LOC), Mandatory Tender 11/3/1997-11/1/1998                    11,400,172
               ----------------------------------------------------------------------------------------------
    2,400,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,400,000
               ----------------------------------------------------------------------------------------------
    1,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         1,500,000
               ----------------------------------------------------------------------------------------------
    2,500,000 Cambria County, PA IDA Weekly VRDNs (Cambria Cogeneration)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         2,500,000
               ----------------------------------------------------------------------------------------------
    1,500,000  Carbon County, PA IDA Weekly VRDNs (Summit Management & Utilities, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   1,500,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, 3.75% CP (Panther Creek)/(National Westminster Bank, PLC, London
               LOC), Mandatory Tender 12/17/1997                                                                      5,000,000
               ----------------------------------------------------------------------------------------------
    1,290,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.80% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 2/19/1998                               1,290,000
               ----------------------------------------------------------------------------------------------
    1,060,000  Carbon County, PA IDA, Resource Recovery Bonds (Series B), 3.85% CP (Panther Creek)/
               (National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                              1,060,000
               ----------------------------------------------------------------------------------------------
    6,825,000  Carbon County, PA IDA, Resource Recovery Bonds, 3.75% CP (Panther Creek)/(National
               Westminster Bank, PLC, London LOC), Mandatory Tender 12/12/1997                                        6,825,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Carbon County, PA IDA, Solid Waste Disposal Revenue Notes (Series 1996), 3.90% RANs
               (Horsehead Resource Development, Inc.)/(Chase Manhattan Bank N.A., New York LOC),
               12/3/97                                                                                                5,000,000
               ----------------------------------------------------------------------------------------------
    3,174,280  Chartiers Valley Industrial & Commercial  Development Authority, Nursing Home Revenue
               Refunding Bonds (Series 1997A) Weekly VRDNs (Woodhaven Convalescent Center)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,174,280
               ----------------------------------------------------------------------------------------------
    7,300,000 Clearfield County, PA IDA Weekly VRDNs (Penn Traffic Co.)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         7,300,000
               ----------------------------------------------------------------------------------------------






    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $3,000,000 Clinton County, PA, IDA Weekly VRDNs (Armstrong World Industries, Inc.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                       $3,000,000
               ----------------------------------------------------------------------------------------------
    1,300,000  Cumberland County, PA IDA, Industrial Development Bonds (Series 1994) Weekly VRDNs
               (Lane Enterprises, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                          1,300,000
               ----------------------------------------------------------------------------------------------
    10,000,000 Cumberland County, PA Municipal Authority, Variable Rate Revenue Bonds (Series 1996 B),
               3.75% TOBs (Dickinson College)/(Mellon Bank N.A., Pittsburgh LOC), Optional Tender 11/2/1998          10,000,000
               ----------------------------------------------------------------------------------------------
    3,500,000 (b)Delaware Valley, PA Regional Finance Authority, PA-162 Weekly
VRDNs (AMBAC INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             3,500,000
               ----------------------------------------------------------------------------------------------
    4,400,000  East Hempfield Township, PA IDA, (Series 1985) Weekly VRDNs (Yellow Freight System)/
               (Wachovia Bank of Georgia N.A., Atlanta LOC)                                                           4,400,000
               ----------------------------------------------------------------------------------------------
    6,250,000  East Hempfield Township, PA IDA, (Series of 1997) Weekly VRDNs (Mennonite Home)/
               (Dauphin Deposit Bank and Trust LOC)                                                                   6,250,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Easton Area School District, PA, (Series 1997) Weekly VRDNs (FGIC INS)/(FGIC Securities
               Purchase, Inc. LIQ)                                                                                    3,500,000
               ----------------------------------------------------------------------------------------------
    2,900,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Mary's Hospital Erie, PA)/
               (PNC Bank, N.A. LOC)                                                                                   2,900,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Erie County, PA Hospital Authority Weekly VRDNs (St. Vincent Health System)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     1,000,000
               ----------------------------------------------------------------------------------------------
      200,000  Erie County, PA IDA Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                                   200,000
               ----------------------------------------------------------------------------------------------
      225,000  Erie County, PA IDA, (Series 1985) Weekly VRDNs (R. P-C Value, Inc.)/(PNC Bank, N.A. LOC)                225,000
               ----------------------------------------------------------------------------------------------
      400,000  Erie County, PA IDA, (Series B) Weekly VRDNs (P.H.B. Project)/(PNC Bank, N.A. LOC)                       400,000
               ----------------------------------------------------------------------------------------------
      200,000  Forest County, PA IDA Weekly VRDNs (Industrial Timber & Land Co.)/(National City Bank,
               Cleveland, OH LOC)                                                                                       200,000
               ----------------------------------------------------------------------------------------------
    1,030,000  Forest County, PA IDA Weekly VRDNs (Marienville Health Care Facility)/(PNC Bank, N.A. LOC)             1,030,000
               ----------------------------------------------------------------------------------------------
    2,900,000 Franconia Township, PA IDA, IDRB's (Series 1997A) Weekly VRDNs
(Asher's Chocolates)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,900,000
               ----------------------------------------------------------------------------------------------
    1,635,000  Franklin County, PA IDA Weekly VRDNs (The Guarriello Limited Partnership)/
               (PNC Bank, N.A. LOC)                                                                                   1,635,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Indiana County, PA IDA, Pollution Control Revenue Bonds (Series 1997A) Weekly VRDNs
               (Peco Energy Co.)/(Union Bank of Switzerland, Zurich LOC)                                              5,000,000
               ----------------------------------------------------------------------------------------------
    8,205,000  Lancaster, PA Higher Education Authority, (Series 1997) Weekly VRDNs (Franklin and
               Marshall College Project)/(Chase Manhattan Bank N.A., New York LIQ)                                    8,205,000
               ----------------------------------------------------------------------------------------------
      356,092  Lawrence County, PA IDA, (Series 1989A) Weekly VRDNs (Ellwood Uddeholm Steel Co.)/
               (KeyBank, N.A. LOC)                                                                                      356,092
               ----------------------------------------------------------------------------------------------
    4,640,000  Lehigh County, PA General Purpose Authority, Revenue Bonds (Series 1990) Weekly VRDNs
               (Phoebe Terrace, Inc.)/(Corestates Bank N.A., Philadelphia, PA LOC)                                    4,640,000
               ----------------------------------------------------------------------------------------------
    2,600,000  Lehigh County, PA IDA, (Series 1989A) Weekly VRDNs (Hershey Pizza Co., Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   2,600,000
               ----------------------------------------------------------------------------------------------






    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $1,000,000 Lehigh County, PA IDA, Variable Rate Demand Revenue Bonds (Series 1997) Weekly VRDNs
               (American Manufacturing Co., Inc.)/(Mellon Bank N.A., Pittsburgh LOC)                                 $1,000,000
               ----------------------------------------------------------------------------------------------
    6,840,000  McKean County, PA IDA, Economic Development Revenue Bonds (Series 1997)
               Weekly VRDNs (Keystone Powdered Metal Co.)/(Mellon Bank N.A., Pittsburgh LOC)                          6,840,000
               ----------------------------------------------------------------------------------------------
      550,000  McKean County, PA IDA, Multi-Mode Revenue Refunding Bonds Weekly VRDNs (Bradford
               Manor, Inc.)/(PNC Bank, N.A. LOC)                                                                        550,000
               ----------------------------------------------------------------------------------------------
    3,300,000  Monroe County, PA IDA, PCR Weekly VRDNs (Cooper Industries, Inc.)/(Sanwa Bank Ltd.,
               Osaka LOC)                                                                                             3,300,000
               ----------------------------------------------------------------------------------------------
    2,270,000  Montgomery County, PA Higher Education and Health Authority, (Series 1992) Weekly VRDNs
               (Pottstown Healthcare Corporation Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                2,270,000
               ----------------------------------------------------------------------------------------------
    3,500,000  Montgomery County, PA IDA, (Series 1984) Weekly VRDNs (Seton Co.)/
               (First Union National Bank, Charlotte, NC LOC)                                                         3,500,000
               ----------------------------------------------------------------------------------------------
    1,200,000  Montgomery County, PA IDA, (Series 1992) Weekly VRDNs (RJI Limited Partnership)/
               (Corestates Bank N.A., Philadelphia, PA LOC)                                                           1,200,000
               ----------------------------------------------------------------------------------------------
    4,250,000  Montgomery County, PA IDA, (Series C) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank
               and Trust LOC)                                                                                         4,250,000
               ----------------------------------------------------------------------------------------------
    6,675,000  Montgomery County, PA IDA, Commercial Development Revenue Bonds (Series 1992)
               Weekly VRDNs (Hickory Pointe Project)/(First Union National Bank, Charlotte, N.C. LOC)                 6,675,000
               ----------------------------------------------------------------------------------------------
    2,140,000  Montgomery County, PA IDA, EDRB's (Series 1997) Weekly VRDNs (Palmer International, Inc.)/
               (Mellon Bank N.A., Pittsburgh LOC)                                                                     2,140,000
               ----------------------------------------------------------------------------------------------
    1,000,000  Montgomery County, PA IDA, Tax-Exempt Variable Rate Demand/Fixed Rate Revenue Bonds
               (Series A of 1997) Weekly VRDNs (Vari Corp.)/(Dauphin Deposit Bank and Trust LOC)                      1,000,000
               ----------------------------------------------------------------------------------------------
    4,875,000 Moon Township, PA IDA Weekly VRDNs (Airport Hotel Associates)/(ABN
AMRO Bank N.V.,
               Amsterdam LOC)                                                                                         4,875,000
               ----------------------------------------------------------------------------------------------
    1,110,000  Moon Township, PA IDA, Variable Rate Commercial Development Revenue Bond
               (Series 1995A) Weekly VRDNs (One Thorn Run Center)/(National City, Pennsylvania LOC)                   1,110,000
               ----------------------------------------------------------------------------------------------
      361,000  New Castle, PA Area Hospital Authority, (Series 1996) Weekly VRDNs (Jameson Memorial
               Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                                                                 361,000
               ----------------------------------------------------------------------------------------------
    9,000,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 11/19/1997             9,000,000
               ----------------------------------------------------------------------------------------------
    3,850,000  Northampton County, PA IDA, 3.85% CP (Citizens Utilities Co.), Mandatory Tender 2/13/1998              3,850,000
               ----------------------------------------------------------------------------------------------
    2,542,000  Northampton County, PA IDA, Variable Rate Revenue Bonds (Series 1997) Weekly VRDNs
               (Ultra-Poly Corp.)/(PNC Bank, N.A. LOC)                                                                2,542,000
               ----------------------------------------------------------------------------------------------
    1,590,000  Northumberland County PA IDA, Revenue Bonds (Series A of 1995) Weekly VRDNs
               (Furman Farms, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                              1,590,000
               ----------------------------------------------------------------------------------------------
    1,725,000  Pennsylvania EDFA Weekly VRDNs (Cyrogenics, Inc.)/(PNC Bank, N.A. LOC)                                 1,725,000
               ----------------------------------------------------------------------------------------------
    2,700,000 Pennsylvania EDFA Weekly VRDNs (Industrial Scientific
Corp.)/(Mellon Bank N.A.,
               Pittsburgh LOC)                                                                                        2,700,000
               ----------------------------------------------------------------------------------------------
      600,000  Pennsylvania EDFA Weekly VRDNs (Pioneer Fluid)/(PNC Bank, N.A. LOC)                                      600,000
               ----------------------------------------------------------------------------------------------
      525,000  Pennsylvania EDFA Weekly VRDNs (RMF Associates)/(PNC Bank, N.A. LOC)                                     525,000
               ----------------------------------------------------------------------------------------------






    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------- ----------------------------------------------------------------------------------------------

     $575,000  Pennsylvania EDFA, (Series B) Weekly VRDNs (Payne Printing Co.)/(PNC Bank, N.A. LOC)                    $575,000
               ----------------------------------------------------------------------------------------------
    2,890,000  Pennsylvania EDFA, Economic Development Revenue Bonds (Series 1996C) Weekly VRDNs
               (Napco, Inc. Project)/(Mellon Bank N.A., Pittsburgh LOC)                                               2,890,000
               ----------------------------------------------------------------------------------------------
      850,000  Pennsylvania EDFA, Revenue Bonds (Series G4) Weekly VRDNs (Metamora Products)/
               (PNC Bank, N.A. LOC)                                                                                     850,000
               ----------------------------------------------------------------------------------------------
      275,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (DDI Pharmaceuticals, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                     275,000
               ----------------------------------------------------------------------------------------------
      375,000  Pennsylvania EDFA, Revenue Bonds Weekly VRDNs (RAM Forest Products)/
               (PNC Bank, N.A. LOC)                                                                                     375,000
               ----------------------------------------------------------------------------------------------
    7,430,000  (b)Pennsylvania Housing Finance Authority, Merlots (Series K) Weekly VRDNs
               (Corestates Bank N.A., Philadelphia, PA LIQ)                                                           7,430,000
               ----------------------------------------------------------------------------------------------
    3,400,000  (b)Pennsylvania Housing Finance Authority, PT-119B(Series 1997-56B) Weekly VRDNs
               (Credit Suisse First Boston, Inc. LIQ)                                                                 3,400,000
               ----------------------------------------------------------------------------------------------
      940,000  Pennsylvania Housing Finance Authority, Section 8 Assisted Residential Development
               Refunding Bonds (Series 1992A) Weekly VRDNs (CGIC INS)/(Citibank NA, New York LIQ)                       940,000
               ----------------------------------------------------------------------------------------------
    7,000,000  Pennsylvania State Higher Education Assistance Agency, Student Loan Adjustable Rate
               Revenue Bonds (Series 1997A) Weekly VRDNs (Student Loan Marketing Association LOC)                     7,000,000
               ----------------------------------------------------------------------------------------------
    2,700,000  Philadelphia, PA IDA, Refunding Revenue Bonds (Series 1991) Weekly VRDNs
               (Tom James Co.)/(SunTrust Bank, Nashville LOC)                                                         2,700,000
               ----------------------------------------------------------------------------------------------
    7,500,000  Philadelphia, PA School District, (Series 1997-1998), 4.50% TRANs (Commerzbank AG,
               Frankfurt LOC), 6/30/1998                                                                              7,523,801
               ----------------------------------------------------------------------------------------------
    3,250,000 Philadelphia, PA Water & Wastewater System, (CDC Series 1997Q)
Weekly VRDNs
               (MBIA Insurance Corporation INS)/(CDC Municipal Products, Inc. LIQ)                                    3,250,000
               ----------------------------------------------------------------------------------------------
    3,000,000  Philadelphia, PA, (Series A), 4.50% TRANs, 6/30/1998                                                   3,009,521
               ----------------------------------------------------------------------------------------------
    15,000,000 Philadelphia, PA, GO (Series 1990), 3.75% CP (Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
               11/20/97                                                                                              15,000,000
               ----------------------------------------------------------------------------------------------
    5,000,000  Philadelphia, PA, Trust Receipts (Series 1997 FR/RI-11) Weekly VRDNs
               (Bank of New York Co., Inc. LIQ)                                                                       5,000,000
               ----------------------------------------------------------------------------------------------
    4,625,000  Red Lion, PA Area School District, (Series 1997/98), 4.11% TRANs, 6/30/1998                            4,629,103
               ----------------------------------------------------------------------------------------------
    1,900,000  Schuylkill County, PA IDA, Manufacturing Facilities Revenue Bonds (Series 1995)
               Weekly VRDNs (Prime Packing, Inc. Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                1,900,000
               ----------------------------------------------------------------------------------------------
    2,000,000  Schuylkill County, PA IDA, Variable Rate Demand/Fixed Rate Manufacturing Facilities
               Revenue Bonds (Series of 1996) Weekly VRDNs (Craftex Mills, Inc.)/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                  2,000,000
               ----------------------------------------------------------------------------------------------
    2,100,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.80% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 1/21/1998                        2,100,000
               ----------------------------------------------------------------------------------------------
    4,000,000  Venango, PA IDA, Resource Recovery Bonds (Series 1993), 3.85% CP (Scrubgrass Power
               Corp.)/(National Westminster Bank, PLC, London LOC), Mandatory Tender 12/16/1997                       4,000,000
               ----------------------------------------------------------------------------------------------






    PRINCIPAL
      AMOUNT                                                                                                         VALUE
-------------- ----------------------------------------------------------------------------------------------  -----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- CONTINUED
-------------------------------------------------------------------------------------------------------------

    $2,700,000 Washington County, PA Authority, (Series 1985A) Weekly VRDNs (1985-A Pooled Equipment
               Lease Program)/(Sanwa Bank Ltd, Osaka LOC)                                                            $2,700,000
               ----------------------------------------------------------------------------------------------
    10,700,000 Washington County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1995)
               Weekly VRDNs (American Iron Oxide Co. Project)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                    10,700,000
               ----------------------------------------------------------------------------------------------
    1,050,000  Washington County, PA, IDA (Series 1988) Weekly VRDNs (Coca-Cola Co.)/(Mellon Bank NA,
               Pittsburgh LOC)                                                                                        1,050,000
               ----------------------------------------------------------------------------------------------
    2,000,000  West Allegheny, PA School District, 4.11% TRANs, 6/30/1998                                             2,001,391
               ----------------------------------------------------------------------------------------------
      935,000  West Cornwall Township, PA Municipal Authority, Revenue Bonds (Series 1995)
               Weekly VRDNs (Lebanon Valley Brethern Home Project (PA))/(Corestates Bank N.A.,
               Philadelphia, PA LOC)                                                                                    935,000
               ----------------------------------------------------------------------------------------------
    9,600,000  Westmoreland County, PA IDA, Guaranteed Variable Rate Revenue Bonds (Series of 1993)
               Weekly VRDNs (USA Waste Services, Inc.)/(Fleet Bank. N.A. LOC)                                         9,600,000
               ----------------------------------------------------------------------------------------------
    4,455,000  Westmoreland County, PA IDA, Revenue Bonds (Series 1997) Weekly VRDNs (Rhodin
               Enterprises Project)/(Corestates Bank N.A., Philadelphia, PA LOC)                                      4,455,000
               ----------------------------------------------------------------------------------------------
    2,500,000  York County, PA IDA, Limited Obligation Revenue Bonds (Series 1997) Weekly VRDNs
               (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                                2,500,000
               ----------------------------------------------------------------------------------------------
    2,750,000  York County, PA IDA, Variable Rate Demand Ltd Obligation Revenue Bonds (Series 1996)
               Weekly VRDNs (Metal Exchange Corp.)/(Comerica Bank, Detroit, MI LOC)                                   2,750,000
               ----------------------------------------------------------------------------------------------
    1,170,000  Yough School District, PA, Ltd Obligation Revenue Bonds, (Refunding Series 1997A), 4.35%
               Bonds (Asset Guaranty INS), 4/1/1998                                                                   1,170,000
               ----------------------------------------------------------------------------------------------      ------------
                  TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                          355,548,287
               ----------------------------------------------------------------------------------------------      ------------



At October 31, 1997, 47.7% of the total investments at market value were subject to alternative minimum tax.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percent Based on Total Market Value (unaudited)

    FIRST TIER     SECOND TIER
    ----------     ------------
      98.59%          1.41%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $14,330,000 which represents 4.1% of net assets.

(c) Also represents cost for federal tax purposes.

    Note: The categories of investments are shown as a percentage of net assets ($351,558,540) at October 31, 1997.



               PENNSYLVANIA MUNICIPAL CASH TRUST

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation CGIC -- Capital Guaranty Insurance Corporation CP -- Commercial Paper EDFA -- Economic Development Financing Authority EDRB -- Economic Development Revenue Bonds FGIC -- Financial Guaranty Insurance Company GO -- General Obligation IDA -- Industrial Development Authority IDRB -- Industrial Development Revenue Bond INS -- Insured LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue PLC -- Public Limited Company RANs -- Revenue Anticipation Notes TOBs -- Tender Option Bonds TRANs -- Tax and Revenue Anticipation Notes VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)




                              STATEMENT OF ASSETS AND LIABILITIES

                               PENNSYLVANIA MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                               $355,548,287
----------------------------------------------------------------------------------------
Cash                                                                                            535,080
----------------------------------------------------------------------------------------
Income receivable                                                                             2,015,248
----------------------------------------------------------------------------------------
Receivable for shares sold                                                                      234,079
----------------------------------------------------------------------------------------   ------------
Total assets                                                                                358,332,694
----------------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------
Payable for investments purchased                                            $6,001,267
------------------------------------------------------------------------
Payable for shares redeemed                                                         457
------------------------------------------------------------------------
Income distribution payable                                                     663,292
------------------------------------------------------------------------
Accrued expenses                                                                109,138
------------------------------------------------------------------------   ------------
Total liabilities                                                                             6,774,154
----------------------------------------------------------------------------------------   ------------
NET ASSETS for 351,558,540 shares outstanding                                              $351,558,540
----------------------------------------------------------------------------------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------------
$264,633,554 (divided by) 264,633,554 shares outstanding                                          $1.00
----------------------------------------------------------------------------------------   ------------
CASH SERIES SHARES:
----------------------------------------------------------------------------------------
$23,776,931 (divided by) 23,776,931 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------------
$63,148,055 (divided by) 63,148,055 shares outstanding                                            $1.00
----------------------------------------------------------------------------------------   ------------

(See Notes which are an integral part of the Financial Statements)





                                       STATEMENT OF OPERATIONS

                                  PENNSYLVANIA MUNICIPAL CASH TRUST
                                     YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------
Interest                                                                                                   $12,660,361
--------------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                                      $1,666,725
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                       251,689
----------------------------------------------------------------------------------------
Custodian fees                                                                                   27,705
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         82,035
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                         3,082
----------------------------------------------------------------------------------------
Auditing fees                                                                                    13,528
----------------------------------------------------------------------------------------
Legal fees                                                                                        7,824
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       103,245
----------------------------------------------------------------------------------------
Distribution services fee -- Cash Series Shares                                                  90,728
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                        649,440
----------------------------------------------------------------------------------------
Shareholder services fee -- Cash Series Shares                                                   56,705
----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                                127,217
----------------------------------------------------------------------------------------
Share registration costs                                                                         55,231
----------------------------------------------------------------------------------------
Printing and postage                                                                             29,498
----------------------------------------------------------------------------------------
Insurance premiums                                                                                5,299
----------------------------------------------------------------------------------------
Miscellaneous                                                                                     6,147
----------------------------------------------------------------------------------------   ------------
Total expenses                                                                                3,176,098
----------------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------------
Waiver of investment advisory fee                                             ($737,288)
------------------------------------------------------------------------
Waiver of distribution services fee -- Cash Series Shares                       (11,341)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares             (129,888)
------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares                     (127,217)
------------------------------------------------------------------------   ------------
Total waivers                                                                                (1,005,734)
----------------------------------------------------------------------------------------   ------------
Net expenses                                                                                                 2,170,364
--------------------------------------------------------------------------------------------------------  ------------
Net investment income                                                                                      $10,489,997
--------------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)





                              STATEMENT OF CHANGES IN NET ASSETS
                               PENNSYLVANIA MUNICIPAL CASH TRUST


                                                                                YEAR ENDED OCTOBER 31,
                                                                           -------------------------------
                                                                                1997            1996
                                                                           --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------
OPERATIONS --
------------------------------------------------------------------------
Net investment income                                                         $10,489,997      $9,138,414
------------------------------------------------------------------------   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS --
------------------------------------------------------------------------
Distributions from net investment income
------------------------------------------------------------------------
Institutional Service Shares                                                   (8,169,653)     (7,961,058)
------------------------------------------------------------------------
Cash Series Shares                                                               (617,375)       (504,436)
------------------------------------------------------------------------
Institutional Shares                                                           (1,702,969)       (672,920)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from distributions to shareholders             (10,489,997)     (9,138,414)
------------------------------------------------------------------------   --------------  --------------
SHARE TRANSACTIONS --
------------------------------------------------------------------------
Proceeds from sale of shares                                                1,340,687,798   1,005,435,067
------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                       3,168,018       2,204,567
------------------------------------------------------------------------
Cost of shares redeemed                                                    (1,271,049,376) (1,036,079,299)
------------------------------------------------------------------------   --------------  --------------
Change in net assets resulting from share transactions                         72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------
Change in net assets                                                           72,806,440     (28,439,665)
------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------
Beginning of period                                                           278,752,100     307,191,765
------------------------------------------------------------------------   --------------  --------------
End of period                                                                $351,558,540    $278,752,100
------------------------------------------------------------------------   --------------  --------------


(See Notes which are an integral part of the Financial Statements)



                    NOTES TO FINANCIAL STATEMENTS

                  PENNSYLVANIA MUNICIPAL CASH TRUST
                          OCTOBER 31, 1997

ORGANIZATION
Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Pennsylvania Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash Series Shares and Institutional Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of ("Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

                                                  ACQUISITION  ACQUISITION
SECURITY                                              DATE        COST
----------------------------------------------   -----------  ------------
Delaware Valley, PA Regional Finance Authority    8/13/1997     $3,500,000
Pennsylvania Housing Finance Authority           10/16/1997      3,400,000
Pennsylvania Housing Finance Authority            7/21/1997      7,430,000



USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.




Transactions in shares were as follows:


                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SERVICE SHARES                                                   1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                 1,052,427,056     859,300,895
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared              2,495,116       1,683,244
------------------------------------------------------------------------
Shares redeemed                                                            (1,012,139,333)   (915,540,908)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Service Share transactions             42,782,839     (54,556,769)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
CASH SERIES SHARES                                                               1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                    71,085,166      54,089,713
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                559,551         485,371
------------------------------------------------------------------------
Shares redeemed                                                               (67,692,672)    (63,005,461)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Cash Series Share transactions                        3,952,045      (8,430,377)
------------------------------------------------------------------------   --------------  --------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                           ------------------------------
INSTITUTIONAL SHARES                                                             1997            1996
------------------------------------------------------------------------   --------------  --------------
Shares sold                                                                   217,175,576      92,044,459
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                113,351          35,952
------------------------------------------------------------------------
Shares redeemed                                                              (191,217,371)    (57,532,930)
------------------------------------------------------------------------   --------------  --------------
Net change resulting from Institutional Share transactions                     26,071,556      34,547,481
------------------------------------------------------------------------   --------------  --------------
Net change resulting from share transactions                                   72,806,440     (28,439,665)
------------------------------------------------------------------------   --------------  --------------


At October 31, 1997, capital paid-in aggregated $351,558,540.




INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE
The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash Series Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of the Cash Series Shares, annually to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE
Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS
During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $596,236,000 and $628,663,000, respectively.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 86% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 12% of total investments.



                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (PENNSYLVANIA MUNICIPAL CASH TRUST):


We have audited the accompanying statement of assets and liabilities of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2, 11 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                       ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997



[LOGO OMITTED] FEDERATED INVESTORS

Pennsylvania
Municipal Cash Trust

(A Portfolio of Federated
Municipal Trust)

Institutional Shares




PROSPECTUS
DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company

PENNSYLVANIA
MUNICIPAL CASH TRUST
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 314229717
G00214-01-IS (12/97)


[RECYCLE LOGO]
RECYCLED PAPER


                     PENNSYLVANIA MUNICIPAL CASH TRUST
                (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)
                          CASH SERIES SHARES
                         INSTITUTIONAL SHARES
                      INSTITUTIONAL SERVICE SHARES

                 STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus(es) of Pennsylvania Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

PENNSYLVANIA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

                  Statement dated December 31, 1997



[Graphic] Federated Investors

Federated Securities Corp., Distributor
Cusip 314229881
Cusip 314229717
Cusip 314229204
9101005B (12/97)




TABLE OF CONTENTS
INVESTMENT POLICIES                                               1
Acceptable Investments                                            1
Participation Interests                                           1
Municipal Leases                                                  1
Ratings                                                           1
When-Issued and Delayed Delivery Transactions                     1
Repurchase Agreements                                             2
Credit Enhancement                                                2
Investing in Securities of Other Investment Companies             2
PENNSYLVANIA INVESTMENT RISKS                                     2
INVESTMENT LIMITATIONS                                            3
FEDERATED MUNICIPAL TRUST MANAGEMENT                              5
Share Ownership                                                   8
Trustee Compensation                                              9
Trustee Liability                                                 9
INVESTMENT ADVISORY SERVICES                                      9
Investment Adviser                                                9
Advisory Fees                                                    10
BROKERAGE TRANSACTIONS                                           10
OTHER SERVICES                                                   10
Fund Administration                                              10
Custodian and Portfolio Accountant                               10
Transfer Agent                                                   10
Independent Public Accountants                                   10
Distribution Plan and Shareholder Services                       11
DETERMINING NET ASSET VALUE                                      11
REDEMPTION IN KIND                                               11
MASSACHUSETTS PARTNERSHIP LAW                                    12
THE FUND'S TAX STATUS                                            12
PERFORMANCE INFORMATION                                          12
Yield                                                            12
Effective Yield                                                  12
Tax-Equivalent Yield                                             12
Tax-Equivalency Table                                            13
Total Return                                                     13
Performance Comparisons                                          14
Economic and Market Information                                  14
ABOUT FEDERATED INVESTORS                                        14
Mutual Fund Market                                               14
Institutional Clients                                            15
Bank Marketing                                                   15
Broker/Dealers and Bank Broker/Dealer
Subsidiaries                                                     15
APPENDIX                                                         16



INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non- appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub- categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit- enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


PENNSYLVANIA INVESTMENT RISKS

The Fund invests in obligations of Pennsylvania (the "Commonwealth") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the Commonwealth. The following information is a brief summary of the prevailing economic conditions and general summary of the Commonwealth's financial condition. This information is based on official statements relating to securities and from other sources believed to be reliable but should not be considered as a complete description of all relevant information.


Pennsylvania's economy has been performing below the national average and is expected to continue this pattern over the next several years. While job growth has improved since the early 1990's, it still continues to lag well behind the national growth levels. Manufacturing is still an important industry in the Commonwealth but has been exceeded by employment in both services and trade. Growth in personal income has also lagged the national growth rate but Pennsylvania per capita income does exceed the national average and ranks 19th among the states. Despite the economic challenges, the Commonwealth's financial position has remained stable due to improved spending controls and strong fiscal management. In addition, Pennsylvania continues to maintain a moderate debt level.


The overall credit quality of the Commonwealth is demonstrated by its debt ratings. Pennsylvania was recently upgraded to a Aa3 rating by Moody's Investors Service, Inc. Standard & Poors Ratings Group rates the Commonwealth AA-.


The Fund's concentration in securities issued by the Commonwealth and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the Commonwealth or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the Commonwealth; and the underlying fiscal condition of the Commonwealth, its counties, and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

DIVERSIFICATION OF INVESTMENTS

At the close of each quarter of each fiscal year, no more than 25% of the Fund's total assets will be invested in the securities of a single issuer, but, with regard to at least 50% of the Fund's total assets, no more than 5% of the Fund's total assets are to be invested in securities of a single issuer.

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a nongovernmental issuer are considered to be issued solely by that issuer. If in the case of an industrial development bond or government- issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except that it may acquire publicly or non publicly issued Pennsylvania municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies and limitations.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

PORTFOLIO TRADING


In order to pass through to investors the tax-free income from the Fund for purposes of the Pennsylvania Personal Income Tax, the Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary its investments, except to: (i) eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;
(iii) maintain a constant net asset value per unit pursuant to, and in compliance with, an order or rule of the United States Securities and Exchange Commission; (iv) reinvest the earnings from securities in like securities; or
(v) defray normal administrative expenses (the "Pennsylvania Investment Restrictions").


CONCENTRATION OF INVESTMENTS


The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of the investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.


The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA


Birthdate: February 3, 1934

Trustee


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza -- 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee


Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee


President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee


Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John
F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938


Executive Vice President, Secretary and Treasurer


Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.


As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP


Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Cash Series Shares of Pennsylvania Municipal Cash Trust: BHC Securities, Inc., Philadelphia, Pennsylvania, owned approximately 4,619,450 shares (19.43%); Raymond J. Webber, Wexford, Pennsylvania, owned approximately 2,475,959 shares (10.42%); Lehigh, Allentown, Pennsylvania, owned approximately 1,423,952 shares (5.99%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Pennsylvania Municipal Cash Trust:
Keystone Health Plan West , Pittsburgh, Pennsylvania, owned approximately 20,000,000 shares (30.20%); Holiday Company, Holidaysburgh, Pennsylvania, owned approximately 7,021,356 shares (10.60%); JASCO & Company, Indiana, Pennsylvania, owned approximately 5,668,238 shares (8.56%); Thomas Heasley & Company, Greensburg, Pennsylvania, owned approximately 4,896,997 shares (7.40%); Dickey & Company, Somerset, Pennsylvania, owned approximately 3,542,958 (5.35%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of Pennsylvania Municipal Cash
Trust: First Union National Bank, Charlotte, North Carolina, owned approximately 42,757,868 shares (16.33%); Mellon Bank Capital Markets, Pittsburgh, Pennsylvania, owned approximately 35,590,839 shares (13.59%); Dauphin Deposit Bank & Trust, Harrisburg, Pennsylvania, owned approximately 24,245,007 shares (9.26%); Keystone Financial, Inc., Altoona, Pennsylvania, owned approximately 15,366,345 shares (5.87%); Corestates Bank NA, Philadelphia, Pennsylvania, owned approximately 14,338,953 shares (5.48%); Saxon & Company Philadelphia, Pennsylvania, owned approximately 14,287,233 shares (5.46%).





TRUSTEE COMPENSATION


                          AGGREGATE
NAME,                    COMPENSATION
POSITION WITH                FROM                   TOTAL COMPENSATION PAID
FUND                        TRUST*#                    FROM FUND COMPLEX+
John F. Donahue              $-0-         $0 for the Trust and
Chairman and Trustee                      56 other investment companies in the Fund Complex
Thomas G. Bigley          $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
John T. Conroy, Jr.       $4,443          $119,615 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
William J. Copeland       $4,443          $119,615 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Glen R. Johnson              $-0-         $0 for the Trust and
President and Trustee                     8 other investment companies in the Fund Complex
James E. Dowd             $4,443          $119,615 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.   $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.   $4,443          $119,615 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Peter E. Madden           $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
John E. Murray, Jr.,      $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Wesley W. Posvar          $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex
Marjorie P. Smuts         $4,038          $108,725 for the Trust and
Trustee                                   56 other investment companies in the Fund Complex


* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.



TRUSTEE LIABILITY


The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John
F. Donahue, his wife and his son, J. Christopher Donahue.


The adviser shall not be liable to the Trust, the Fund ,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES


For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,666,725, $1,470,813, and
$1,445,400, respectively, of which $737,288, $647,993, and $222,841, respectively, were waived.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $251,689, $222,042, and $218,834, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT


State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES


These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.


For the fiscal year ended October 31, 1997, payments in the amount of $90,728 were made pursuant to the Plan for Cash Series Shares, $79,387 of which was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, Cash Series Shares, Institutional Shares, and Institutional Service Shares earned shareholder service fees in the amounts of $56,705, $127,217, and $649,440, respectively, of which $56,705, $0, and $519,552, respectively, were paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.


The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.


REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To he extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.


For the seven-day period ended October 31, 1997, the yields for Cash Series Shares, Institutional Shares, and Institutional Service Shares were 2.78%, 3.38%, and 3.18%, respectively.


EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


For the seven-day period ended October 31, 1997, the effective yields for Cash Series Shares, Institutional Shares, and Institutional Service Shares, were 2.82%, 3.44%, and 3.23%, respectively.


TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 42.40% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax exempt.


For the seven-day period October 31, 1997, the tax-equivalent yields for Cash Series Shares, Institutional Shares, and Institutional Service Shares, were 4.83%, 5.87%, and 5.52%, respectively.


TAX-EQUIVALENCY TABLE


A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.




                TAXABLE YIELD EQUIVALENT FOR 1997
                     STATE OF PENNSYLVANIA

COMBINED FEDERAL AND STATE INCOME TAX BRACKET:

             17.80%       30.80%       33.80%        38.80%      42.40%
JOINT           $1-     $41,201-     $99,601-     $151,751-       OVER
RETURN      41,200       99,600      151,750       271,050    $271,050
SINGLE          $1-     $24,651-     $59,751-     $124,651-       OVER
RETURN      24,650       59,750      124,650       271,050    $271,050


TAX-EXEMPT
YIELD                TAXABLE YIELD EQUIVALENT

1.50%     1.82%     2.17%     2.27%     2.45%     2.60%
2.00%     2.43%     2.89%     3.02%     3.27%     3.47%
2.50%     3.04%     3.61%     3.78%     4.08%     4.34%
3.00%     3.65%     4.34%     4.53%     4.90%     5.21%
3.50%     4.26%     5.06%     5.29%     5.72%     6.08%
4.00%     4.87%     5.78%     6.04%     6.54%     6.94%
4.50%     5.47%     6.50%     6.80%     7.35%     7.81%
5.00%     6.08%     7.23%     7.55%     8.17%     8.68%
5.50%     6.69%     7.95%     8.31%     8.99%     9.55%
6.00%     7.30%     8.67%     9.06%     9.80%    10.42%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.


Cash Series Shares average annual total returns for the one-year and five-year periods ended October 31, 1997, and for the period from January 25, 1991, (date of initial public investment) through October 31, 1997, were 2.77%, 2.44%, and 2.69%, respectively.

Institutional Shares average annual total returns for the one-year period ended October 31, 1997, and for the period from August 23, 1995, (date of initial public investment) through October 31, 1997, were 3.38% and 3.41%, respectively.

Institutional Service Shares average annual total returns for the one-year and five-year periods ended October 31, 1997, and for the period from November 21, 1989, (date of initial public investment) through October 31, 1997, were 3.18%, 2.85%, and 3.46%, respectively.


PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION


Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


ABOUT FEDERATED INVESTORS


Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.


BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


* Source: Investment Company Institute



APPENDIX


STANDARD & POOR'S RATING GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS


A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS


AAA-- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS


Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.


FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS


F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.



MINNESOTA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Cash Series Shares

PROSPECTUS

The Cash Series Shares of Minnesota Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Minnesota municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Minnesota, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and regular personal income taxes imposed by the State of
Minnesota consistent with stability of principal.      THE SHARES OFFERED BY
THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Prospectus dated
December 31, 1997

                               TABLE OF CONTENTS





 Summary of Fund Expenses 1 Financial Highlights--Cash Series Shares 2 General Information 3 Investment Information 3 Investment Policies 3 Minnesota Municipal Securities 5 Investment Risks 5 Investment Limitations 6 Fund Information 6 Management of the Fund 6 Distribution of Cash Series Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial Institution 8 Purchasing Shares by Wire 8 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 9 Special Redemption Features 9 Account and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account Statements 10 Accounts with Low Balances 10 Voting Rights 10 Tax Information 10 Federal Income Tax 10 State and Local Taxes 10 Other Classes of Shares 11 Performance Information 11 Financial Highlights--Institutional Shares 12 Financial Statements 13 Report of Independent Public Accountants 26




SUMMARY OF FUND EXPENSES
CASH SERIES SHARES
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering
price)                                                                           None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price)                                                    None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None
Exchange Fee                                                                     None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                0.14%
12b-1 Fee (after waiver)(2)                                                     0.25%
Total Other Expenses                                                            0.41%
  Shareholder Services Fee                                             0.25%
Total Operating Expenses(3)                                                     0.80%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.50%.

(3) The total operating expenses would have been 1.31% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITY DEALERS, INC.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Cash Series Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the end of each time period.
 1 Year                                                   $ 8
 3 Years                                                  $26
 5 Years                                                  $44
10 Years                                                  $99

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--CASH SERIES SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                            YEAR ENDED OCTOBER 31,
                                            1997     1996     1995    1994    1993    1992  1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00   $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.03     0.03     0.03    0.02   0.02    0.03    0.04
 LESS DISTRIBUTIONS
   Distributions from net investment        (0.03)   (0.03)   (0.03)  (0.02) (0.02)  (0.03)  (0.04)
 income
 NET ASSET VALUE, END OF PERIOD             $ 1.00   $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00
 TOTAL RETURN(B)                             2.97%    2.97%    3.41%   2.17%  2.02%   2.78%   3.60%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                  0.80%    0.80%    0.70%   0.71%  0.71%   0.71%  0.64%*
   Net investment income                     2.92%    2.93%    3.37%   2.15%  2.01%   2.75%  4.11%*
   Expense waiver/reimbursement(c)           0.51%    0.51%    0.62%   0.61%  0.44%   0.44%  0.59%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted) $221,227$235,614 $131,471 $94,335 $67,521$75,044 $69,747

* Computed on an annualized basis.

(a) Reflects operations for the period from January 7, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Cash Series Shares and Institutional Shares. This prospectus relates only to Cash Series Shares of the Fund, which are designed primarily for retail customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Minnesota municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Minnesota taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.
     The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of Minnesota consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, the Fund invests its assets so that (1) at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Minnesota regular personal income tax ("exempt interest dividends"); and (2) at least 95% of the exempt interest dividends that the Fund pays to its shareholders will derive from interest income from Minnesota municipal obligations. The remaining 5% of such exempt interest dividends paid to shareholders will derive either from interest income on Minnesota municipal securities or interest income which is exempt from both federal regular and Minnesota regular personal income taxes. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these
policies becomes effective.      ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Minnesota and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Minnesota state income tax imposed upon non-corporate taxpayers ("Minnesota Municipal Securities"). Examples of Minnesota Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Minnesota Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Minnesota Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Minnesota Municipal Securities is subject to the federal alternative minimum tax.

MINNESOTA MUNICIPAL SECURITIES

Minnesota Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Minnesota Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Minnesota Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Minnesota Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Minnesota Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Minnesota Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Minnesota Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Minnesota Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Minnesota Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Minnesota Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

   ADVISORY FEES

   The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

   ADVISER'S BACKGROUND

   Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John
   F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF CASH SERIES SHARES

Federated Securities Corp. is the principal distributor for Cash Series Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.50% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related
support services as agents for their clients or customers.     The Plan is a
compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder
Services.      SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition
to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment
adviser or its affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:



 MAXIMUM                 AVERAGE AGGREGATE
   FEE                   DAILY NET ASSETS
 0.150%            on the first $250 million
 0.125%            on the next $250 million
 0.100%            on the next $250 million
 0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash Series Shares from the value of Fund assets attributable to Cash Series Shares, and dividing the remainder by the number of Cash Series Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.
    The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer), or by wire, or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve Wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Minnesota Municipal Cash Trust--Cash Series Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at
the telephone number listed on your account statement.      PURCHASING SHARES BY
CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Minnesota Municipal Cash Trust--Cash Series Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged
by the financial institution for this service.      REDEEMING SHARES BY
TELEPHONE     Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or
fraudulent telephone instructions.     In the event of drastic economic or
market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified. REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Norwest Investment Services, Inc., Minneapolis, Minnesota, owned 31.95% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the
outcome of certain matters presented for a vote of shareholders.      TAX
INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Minnesota. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MINNESOTA TAXES

Under existing Minnesota laws, distributions made by the Fund will be exempt from Minnesota regular personal income taxes provided that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and provided further that 95% of such distributions are derived from interest on obligations issued by the State of Minnesota or any of its political or governmental subdivisions, municipalities, or governmental agencies or instrumentalities. Distributions made by the Fund will also be exempt to the extent that they are derived from interest on federal obligations and are reported federally as dividend income by shareholders. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Minnesota regular personal income taxes.

Dividends of the Fund are not exempt from Minnesota corporate income taxes.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial
investment of $25,000 over a 90-day period.     Both classes are subject to
certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                      YEAR ENDED OCTOBER 31,
                                   1997     1996     1995    1994     1993    1992     1991   1990(A)
 NET ASSET VALUE, BEGINNING OF
 PERIOD                          $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00  $ 1.00    $ 1.00   $ 1.00
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income           0.03     0.03     0.04     0.03     0.02    0.03      0.05     0.01
 LESS DISTRIBUTIONS
   Distributions from net
   investment income              (0.03)   (0.03)   (0.04)   (0.03)   (0.02)  (0.03)    (0.05)   (0.01)
NET ASSET VALUE, END OF
PERIOD                           $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00  $ 1.00    $ 1.00   $ 1.00
TOTAL RETURN(B)                    3.48%    3.49%    3.82%    2.58%    2.43%   3.19%     4.89%    0.90%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                        0.30%    0.30%    0.30%    0.31%    0.31%   0.31%     0.30%   0.01%*
   Net investment income           3.42%    3.43%    3.77%    2.55%    2.40%   3.10%     4.73%   6.45%*
   Expense                         0.51%    0.51%    0.52%    0.34%    0.34%   0.33%     0.43%   0.69%*
 waiver/reimbursement(c)
 SUPPLEMENTAL DATA
   Net assets, end of period   $208,365 $217,443 $212,392 $159,704 $165,865 $245,168 $124,603 $75,904
 (000 omitted)

* Computed on an annualized basis.

(a) Reflects operations for the period from September 10, 1990 (date of initial public investment) to October 31, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

MINNESOTA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.6%
 MINNESOTA--96.7%
 $          6,000,000 Anoka City, MN Solid Waste Disposal Authority, 3.95% CP        $    6,000,000
                      (United Power Associates)/ (National Rural Utilities
                      Cooperative Finance Corp. GTD), Mandatory Tender 11/19/1997
            2,050,000 Anoka, MN, Multifamily Housing Revenue Bonds Weekly VRDNs           2,050,000
                      (Walker Plaza Project)/ (U.S. Bank, N.A., Minneapolis LOC)
            3,685,000 Apple Valley, MN, IDRB (Series 1995) Weekly VRDNs (AV               3,685,000
                      Development Co. Project)/(Firstar Bank, Minnesota LOC)
            2,210,000 Baudette, MN, IDR (Series 1989) Weekly VRDNs (Reid Powell,          2,210,000
                      Inc.)/(Nationsbank, N.A., Charlotte LOC)
            6,700,000 Becker, MN, PCR (Series 1993A & B), 3.75% CP (Northern
                      States 6,700,000 Power Co.), Mandatory Tender 12/17/1997
            4,000,000 Becker, MN, PCR (Series 1993A & B), 3.80% CP (Northern
                      States 4,000,000 Power Co.), Mandatory Tender 2/18/1998
              500,000 Beltrami County, MN, Environmental Control Authority Daily            500,000
                      VRDNs (Northwood Panelboard Co.)/(Union Bank of Switzerland,
                      Zurich LOC)
            1,400,000 Beltrami County, MN, Environmental Control Authority, (Series       1,400,000
                      1995) Daily VRDNs (Northwood Panelboard Co.)/(Union Bank of
                      Switzerland, Zurich LOC)
            2,855,000 Blaine, MN, Industrial Development Revenue Bonds (Series
                      2,855,000 1996) Weekly VRDNs (S & S of Minnesota, LLC
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            7,600,000 Bloomington, MN Port Authority, Special Tax Revenue Refunding       7,600,000
                      Bonds (Series 1994B) Weekly VRDNs (Mall of America)/(FSA
                      INS)/(Credit Local de France LIQ)
            2,000,000 Bloomington, MN Port Authority, Special Tax Revenue Refunding       2,000,000
                      Bonds (Series 1996B) Weekly VRDNs (Mall of America)/(FSA
                      INS)/(Credit Local de France LIQ)
            3,100,000 Bloomington, MN, IDRB (Series 1995) Weekly VRDNs (Now               3,100,000
                      Technologies, Inc. Project)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
            5,000,000 Bloomington, MN, Multifamily Housing Weekly VRDNs                   5,000,000
                      (Crow/Bloomington Apartments)/ (Citibank N.A., New York LOC)
            3,960,000 Burnsville, MN, Adjustable Rate IDRB (Series 1996) Weekly           3,960,000
                      VRDNs (Caire, Inc. Project)/(Bank One, Wisconsin, N.A. LOC)
            5,750,000 Burnsville, MN, Multifamily Housing Weekly VRDNs (Berkshire         5,750,000
                      of Burnsville)/(Sumitomo Bank Ltd., Osaka LOC)
            2,550,025 Byron, MN IDB Weekly VRDNs (Schmidt Printing)/(Norwest
                      Bank 2,550,025 Minnesota, Minneapolis LOC)
            1,240,000 Chanhassen, MN IDA, (Series 1995) Weekly VRDNs (Building            1,240,000
                      Management Group, L.L.C. Project)/(Norwest Bank Minnesota,
                      Minneapolis LOC)
            1,700,000 Chaska, MN, GO Refunding Bonds of 1996, 3.80% Bonds,                1,698,249
                      12/1/1997
            5,000,000 Cloquet, MN, Industrial Facilities Revenue Bonds (Series            5,000,000
                      1996A) Weekly VRDNs (Potlatch Corp.)/(Credit Suisse First
                      Boston LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          2,800,000 Coon Rapids, MN Hospital Authority, (Series 1985) Weekly       $    2,800,000
                      VRDNs (Health Central System)/ (U.S. Bank, N.A., Minneapolis
                      LOC)
            2,350,000 Cottage Grove, MN, IDR Refunding Bonds (Series 1995) Weekly         2,350,000
                      VRDNs (Supervalue Inc.)/ (Wachovia Bank of Georgia N.A.,
                      Atlanta LOC)
           10,745,000 (b)Dakota County & Washington County MN Housing &                  10,745,000
                      Redevelopment Authority, MERLOTS (Series J), 4.15% TOBs
                      (United States Treasury COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 12/1/1997
            1,505,000 (b)Dakota County, MN Housing & Redevelopment Authority,
                      1,505,000 (Custodial Receipts), 4.15% TOBs (GNMA
                      COL)/(Corestates Bank N.A., Philadelphia, PA LIQ),
                      Optional Tender 12/1/1997
            3,000,000 (b)Dakota County, Washington County & Anoka City, MN Housing        3,000,000
                      & Redevelopment Authority, MERLOTS-Series H, 4.15% TOBs
                      (United States Treasury COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 12/1/1997
            9,525,000 Duluth, MN, GO Tax and Aid Anticipation Certificates of             9,529,532
                      Indebtedness of 1997, 4.00% TANs, 12/31/1997
            8,000,000 Eagan, MN, Multifamily Housing (Series 1992A) Weekly VRDNs          8,000,000
                      (Cinnamon Ridge)/(Mellon Bank N.A., Pittsburgh LOC)
              835,000 Eden Prairie, MN IDA, #194 Weekly VRDNs (Richard W. Cohen             835,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,255,000 Eden Prairie, MN IDA, (Series 1996) Weekly VRDNs (Challenge         1,255,000
                      Printing, Inc. Project)/ (Norwest Bank Minnesota, Minneapolis
                      LOC)
            1,405,000 Eden Prairie, MN IDA, (Series 1995) Weekly VRDNs (Robert            1,405,000
                      Lothenbach Project)/(Norwest Bank Minnesota, Minneapolis LOC)
              850,000 Elk River, MN Weekly VRDNs (Tescom Project)/(Norwest Bank             850,000
                      Minnesota, Minneapolis LOC)
            2,945,000 Farmington, MN, (Series 1996) Weekly VRDNs (Lexington               2,945,000
                      Standard Corporation Project)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
              960,000 Foley, MN Independent School District No. 051, 3.84% TANs             960,466
                      (Minnesota Tax and Aid Anticipation Borrowing Program GTD),
                      2/6/1998
            5,200,000 Hennepin Co. MN, (Series 1995C) Weekly VRDNs (Hennepin Co. MN       5,200,000
                      GTD)
            5,550,000 Hennepin Co. MN, (Series 1996C) Weekly VRDNs (Hennepin Co. MN       5,550,000
                      GTD)
            7,100,000 Hubbard County, MN, Solid Waste Disposal (Series 1990) Weekly       7,100,000
                      VRDNs (Potlatch Corp.)/ (Credit Suisse First Boston LOC)
            2,900,000 Lino Lakes, MN, Variable Rate Demand IDRBs (Series 1997)            2,900,000
                      Weekly VRDNs (Taylor Corp.)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
            1,000,000 MN Insured Municipal Securities Trust, Series 1996A, Floating       1,000,000
                      Rate Certificates Weekly VRDNs (Eden Prairie MN, ISD
                      272)/(MBIA INS)/(Norwest Bank Minnesota, Minneapolis LIQ)
            1,125,000 MN Insured Municipal Securities Trust, Series 1996B, Floating       1,125,000
                      Rate Certificates Weekly VRDNs (Eden Prairie MN, ISD
                      272)/(MBIA INS)/(Norwest Bank Minnesota, Minneapolis LIQ)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          2,500,000 MN Insured Municipal Securities Trust, Series 1996H, Floating  $    2,500,000
                      Rate Certificates Weekly VRDNs (St. Louis Park, MN Health
                      Care Facilities)/(AMBAC INS)/(Norwest Bank Minnesota,
                      Minneapolis LIQ)
            2,250,000 MN Municipal Securities Trust, Series 1996D, Floating Rate          2,250,000
                      Certificates Weekly VRDNs (North St. Paul-Maplewood, MN ISD
                      622)/(Norwest Bank Minnesota, Minneapolis LIQ)
            5,000,000 MN Municipal Securities Trust, Series 1996F, Floating Rate          5,000,000
                      Certificates Weekly VRDNs (Benedictine Health
                      System)/(Norwest Bank Minnesota, Minneapolis LIQ)
            4,000,000 MN Municipal Securities Trust, Series 1996H, Floating Rate          4,000,000
                      Certificates Weekly VRDNs (Rosemount, MN ISD 196)/(FSA
                      INS)/(Norwest Bank Minnesota, Minneapolis LIQ)
            3,900,000 Maple Grove, MN IDA, (Series 1991A) Weekly VRDNs (Eagle             3,900,000
                      Ridge, MN Apartments)/ (Sumitomo Bank Ltd., Osaka LOC)
            3,000,000 Maple Grove, MN IDA, (Series 1991B) Weekly VRDNs (Eagle             3,000,000
                      Ridge, MN Apartments)/ (Sumitomo Bank Ltd., Osaka LOC)
            1,000,000 Maplewood, MN, (Series 1997) Weekly VRDNs (Camada Limited           1,000,000
                      Partnership)/(Norwest Bank Minnesota, Minneapolis LOC)
            2,025,000 Maplewood, MN, Multifamily Housing (Series 1993) Weekly VRDNs       2,025,000
                      (Silver Ridge Project)/ (Federal Home Loan Bank of Chicago
                      LOC)
            2,580,000 Mendota Heights, MN, Multifamily Revenue Bonds Weekly VRDNs         2,580,000
                      (Lexington Heights Apartments)/(Sumitomo Bank Ltd., Osaka
                      LOC)
           14,555,000 Minneapolis CDA, Refunding Revenue Bonds Weekly VRDNs              14,555,000
                      (Riverplace Project (The Pinnacle Apartments))/(Sumitomo Bank
                      Ltd., Osaka LOC)
           12,440,000 Minneapolis CDA, Revenue Refunding Bonds (Series 1995)
                      Weekly 12,440,000 VRDNs (Walker Methodist Health Center,
                      Inc. Project)/(U.S.
                      Bank, N.A., Minneapolis LOC)
              680,000 Minneapolis, MN IDA Weekly VRDNs (JTJ Co.)/(U.S. Bank, N.A.,          680,000
                      Minneapolis LOC)
            6,600,000 Minneapolis, MN, (Series 1995B) Weekly VRDNs                        6,600,000
           10,500,000 Minneapolis, MN, Housing Development Revenue Refunding Bonds       10,500,000
                      (Series 1988) Weekly VRDNs (Symphony Place)/ (Citibank N.A.,
                      New York LOC)
              900,000 Minneapolis, MN, Variable Rate Demand Commercial Development          900,000
                      Revenue Refunding Bonds (Series 1996) Weekly VRDNs (WNB &
                      Company Project)/(U.S. Bank, N.A., Minneapolis LOC)
            6,100,000 Minneapolis, MN, Variable Rate Housing Revenue Bonds Weekly         6,100,000
                      VRDNs (One Ten Grant Project)/(U.S. Bank, N.A., Minneapolis
                      LOC)
           18,175,000 Minneapolis, MN, Various Purpose Bonds (Series 1996) Weekly        18,175,000
                      VRDNs (Bayerische Vereinsbank AG, Munich LIQ)
            5,000,000 Minneapolis, MN, Various Purpose Bonds (Series 1997B) Weekly        5,000,000
                      VRDNs (Bayerische Vereinsbank AG, Munich LIQ)
               50,000 (b)Minneapolis/St. Paul MN Housing Finance Board, SFM Revenue          50,000
                      Bonds, 4.00% TOBs (GNMA COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 11/1/1997

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          3,860,000 (b)Minneapolis/St. Paul MN Housing Finance Board, SFM Revenue  $    3,860,000
                      Bonds, MERLOTS (Series D), 4.10% TOBs (GNMA COL)/(Corestates
                      Bank N.A., Philadelphia, PA LIQ), Optional Tender 1/1/1998
            8,000,000 Minnesota Agricultural and Economic Development Board,              8,000,000
                      (Series 1996) Weekly VRDNs (Evangelical Lutheran Good
                      Samaritan Society)/(Rabobank Nederland, Utrecht LOC)
            8,000,000 Minnesota State Commissioner of Iron Range Resources &              8,000,000
                      Rehabilitation, (Series 1991) Weekly VRDNs (Louisiana-Pacific
                      Corp.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
            2,675,000 Minnesota State HFA, Single Family Mortgage Bonds (Series J),       2,675,000
                      3.65% TOBs, Mandatory Tender 12/11/1997
            6,400,000 Minnesota State HFA, Single Family Mortgage Bonds (Series K),       6,400,000
                      3.60% TOBs, Mandatory Tender 12/11/1997
            3,800,000 Minnesota State Higher Education Coordinating Board, (Series        3,800,000
                      1992A) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            7,000,000 Minnesota State Higher Education Coordinating Board, 1992           7,000,000
                      (Series B) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            6,500,000 Minnesota State Higher Education Coordinating Board, 1992           6,500,000
                      (Series C) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
           12,700,000 Minnesota State Higher Education Coordinating Board, 1992          12,700,000
                      (Series C) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            1,482,000 Minnesota State Higher Education Coordinating Board,                1,482,000
                      Supplemental Student Loan Program Refunding Revenue Bonds
                      (Series 1994A) Weekly VRDNs (Norwest Bank Minnesota,
                      Minneapolis LIQ)
           11,705,000 Minnesota State, 4.625% Bonds, 8/1/1998                            11,776,737
            1,860,000 Minnesota State, 4.70% Bonds, 8/1/1998                              1,872,311
            5,000,000 Minnesota State, 5.50% Bonds, 8/1/1998                              5,059,471
            2,400,000 Minnesota State, 7.00% Bonds, 8/1/1998                              2,456,022
            3,825,000 Minnesota State, GO State Various Purpose Bonds, 5.00% Bonds,       3,825,000
                      11/1/1997
            2,000,000 Minnesota Tax and Aid Anticipation Borrowing Program, (Series       2,000,000
                      B), 3.65% TANs (Minnesota Tax and Aid Anticipation Borrowing
                      Program GTD), 3/10/1998
            5,000,000 Minnesota Tax and Aid Anticipation Borrowing Program, GO Aid        5,000,000
                      Anticipation Certificates of Indebtedness (Series 1997B),
                      3.85% TANs (Minnesota Tax and Aid Anticipation Borrowing
                      Program GTD), 9/3/1998
            1,300,000 Minnetonka, MN, IDRB (Series 1996) Weekly VRDNs (PGI Cos.,          1,300,000
                      Inc.)/(Norwest Bank Minnesota, Minneapolis LOC)
            5,900,000 Minnetonka, MN, Multifamily Housing Revenue Refunding Bonds         5,900,000
                      (Series 1995) Weekly VRDNs (Southampton Apartments Project
                      (MN))/(National Bank of Canada, Montreal LOC)
            1,300,000 New Brighton, MN, IDR Weekly VRDNs (Unicare Homes,                  1,300,000
                      Inc.)/(Banque Paribas, Paris LOC)
            1,000,000 New Hope, MN IDRB, (Series 1994) Weekly VRDNs (Gaines and           1,000,000
                      Hanson Printing Co.)/ (Norwest Bank Minnesota, Minneapolis
                      LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          3,290,000 New Hope, MN Weekly VRDNs (Paddock Labs)/(U.S. Bank, N.A.,     $    3,290,000
                      Minneapolis LOC)
            2,245,000 Olmsted County, MN Building Authority, Certificates of              2,245,000
                      Participation Weekly VRDNs (Human Services
                      Infrastructure)/(Toronto-Dominion Bank LOC)
              900,000 Perham, MN IDA Weekly VRDNs (Land O' Lakes, Inc.)/(Rabobank           900,000
                      Nederland, Utrecht LOC)
            1,250,000 Plymouth, MN Weekly VRDNs (Nuaire, Inc.)/(Norwest Bank              1,250,000
                      Minnesota, Minneapolis LOC)
            4,000,000 Plymouth, MN, IDRB (Series 1994) Weekly VRDNs (Olympic
                      Steel, 4,000,000 Inc.)/(National City Bank, Cleveland, OH
                      LOC)
            1,180,000 Port of Austin, MN Weekly VRDNs (Mower House Color)/(Norwest        1,180,000
                      Bank Minnesota, Minneapolis LOC)
              750,000 Rogers, MN IDA Weekly VRDNs (Metal Sales Manufacturing                750,000
                      Corp)/(KeyBank, N.A. LOC)
            2,720,000 Rogers, MN IDA, IDRB Weekly VRDNs (DAC Development, LLC             2,720,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,500,000 Rosemount, MN, PCR (Series 1984) Weekly VRDNs (Koch Refining        1,500,000
                      Co.)
            8,000,000 Shakopee, MN Hospital Finance Authority Weekly VRDNs (St.           8,000,000
                      Francis Regional Medical Center)/(Citibank N.A., New York
                      LOC)
            1,347,500 St. Cloud, MN Housing & Redevelopment Authority, Revenue            1,347,500
                      Refunding Bonds (Series 1994A) Weekly VRDNs (Coborn's
                      Incorporated Project)/(Norwest Bank Minnesota, Minneapolis
                      LOC)
            2,527,500 St. Cloud, MN Housing & Redevelopment Authority, Revenue            2,527,500
                      Refunding Bonds (Series 1994B) Weekly VRDNs (Coborn's
                      Incorporated Project)/(Norwest Bank Minnesota, Minneapolis
                      LOC)
            2,900,000 St. Cloud, MN, (Series 1997-A) Weekly VRDNs (The Saint Cloud        2,900,000
                      Hospital)/(Rabobank Nederland, Utrecht LOC)
            4,800,000 St. Paul, MN Housing & Redevelopment Authority Weekly VRDNs         4,800,000
                      (District Cooling St Paul, Inc.)/(Credit Local de France LOC)
              400,000 St. Paul, MN Housing & Redevelopment Authority Weekly VRDNs           400,000
                      (United Way)/(U.S. Bank, N.A., Minneapolis LOC)
              300,000 St. Paul, MN Housing & Redevelopment Authority, (Series 1994)         300,000
                      Weekly VRDNs (Minnesota Children's Museum)/(U.S. Bank, N.A.,
                      Minneapolis LOC)
            2,000,000 St. Paul, MN Housing & Redevelopment Authority, District            2,000,000
                      Cooling Revenue Bonds (1995 Series I) Weekly VRDNs (Credit
                      Local de France LOC)
            2,000,000 St. Paul, MN Port Authority, (Series 1991) Weekly VRDNs (West       2,000,000
                      Gate Office)/(U.S. Bank, N.A., Minneapolis LOC)
            1,000,000 Steele County, MN, IDRB (Series 1994) Weekly VRDNs
                      (Blount, 1,000,000 Inc.)/(Nationsbank, N.A., Charlotte
                      LOC)
            3,855,000 Victoria, MN, IDRB, (Series 1996A) Weekly VRDNs (HEI, Inc.          3,855,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,330,000 Victoria, MN, Industrial Development Revenue Bonds, (Series         1,330,000
                      1996B) Weekly VRDNs (HEI, Inc. Project)/(Norwest Bank
                      Minnesota, Minneapolis LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $         12,795,000 Washington County, MN Housing & Redevelopment Authority,       $   12,795,000
                      (Series 90) Weekly VRDNs (Granada Pond Apartments)/(Sumitomo
                      Bank Ltd., Osaka LOC)
            2,250,000 Wells, MN, 4.25% TOBs (Stokely, Inc.)/(Corestates Bank
                      N.A., 2,250,000 Philadelphia, PA LOC), Optional Tender
                      12/1/1997
            7,440,000 White Bear Lake, MN Independent School District No. 624, GO         7,442,636
                      Tax Anticipation Certificates, 3.75% TANs (Minnesota Tax and
                      Aid Anticipation Borrowing Program)/(Minnesota Tax and Aid
                      Anticipation Borrowing Program GTD), 3/3/1998
            1,105,000 White Bear, MN Weekly VRDNs (Thermoform Plastic,                    1,105,000
                      Inc.)/(Norwest Bank Minnesota, Minneapolis LOC)
            2,095,000 White Bear, MN, Variable Rate Demand Industrial Revenue Bonds       2,095,000
                      Weekly VRDNs (N.A. Ternes Project)/(Firstar Bank, Minnesota
                      LOC)
            2,000,000 Winsted, MN IDA Weekly VRDNs (Sterner Lighting                      2,000,000
                      Systems)/(Fleet National Bank, Providence, R.I. LOC)
                        TOTAL                                                           415,497,449
 PUERTO RICO--2.9%
            7,948,000 ABN AMRO Chicago Corp. 1997A LeaseTOPS Trust Weekly VRDNs           7,639,429
                      (Commonwealth of Puerto Rico Municipal Revenues Collection
                      Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/(State Street
                      Bank and Trust Co. LOC)
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
                        TOTAL                                                            12,639,429
                        TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                      $ 428,136,878


Securities that are subject to Alternative Minimum Tax represent 32.2% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)


FIRST TIER    SECOND TIER

   100.00%    0.00%


(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $19,160,000 which represents 4.5% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($429,592,418) at October 31, 1997.

The following acronyms are used throughout this portfolio:     AMBAC --American
Municipal Bond Assurance Corporation CDA --Community Development Administration COL --Collateralized CP --Commercial Paper FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HFA --Housing Finance Authority IDA --Industrial Development Authority IDB --Industrial Development Bond IDR --Industrial Development Revenue IDRB --Industrial Development Revenue Bond INS --Insured ISD --Independent School District LIQ --Liquidity Agreement LLC --Limited Liability Corporation LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue SFM --Single Family Mortgage TANs --Tax Anticipation Notes TOBs
--Tender Option Bonds VRDNs --Variable Rate Demand Notes      (See Notes which
are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
MINNESOTA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  428,136,878
 Cash                                                                                        55,527
 Income receivable                                                                        3,034,373
 Receivable for shares sold                                                                   4,667
   Total assets                                                                         431,231,445
 LIABILITIES:
 Payable for shares redeemed                                             $ 880,609
 Income distribution payable                                               614,530
 Accrued expenses                                                          143,888
   Total liabilities                                                                      1,639,027
 Net Assets for 429,592,418 shares outstanding                                       $  429,592,418
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $208,365,493 / 208,365,493 shares outstanding                                                $1.00
 CASH SERIES SHARES:
 $221,226,925 / 221,226,925 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
MINNESOTA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                              $ 16,713,357
 EXPENSES:
 Investment advisory fee                                                $   1,795,783
 Administrative personnel and services fee                                    338,975
 Custodian fees                                                                34,973
 Transfer and dividend disbursing agent fees and                              162,930
 expenses
 Directors'/Trustees' fees                                                      4,966
 Auditing fees                                                                 13,044
 Legal fees                                                                    10,026
 Portfolio accounting fees                                                    104,395
 Distribution services fee--Cash Series Shares                              1,108,546
 Shareholder services fee--Institutional Shares                               567,904
 Shareholder services fee--Cash Series Shares                                 554,461
 Share registration costs                                                      47,586
 Printing and postage                                                          18,019
 Insurance premiums                                                             5,340
 Taxes                                                                            786
 Miscellaneous                                                                  5,257
   Total expenses                                                           4,772,991
 Waivers--
   Waiver of investment advisory fee                    $ (1,181,776)
   Waiver of distribution services fee--Cash Series         (554,085)
 Shares
   Waiver of shareholder services fee--Institutional        (567,904)
 Shares
     Total waivers                                                         (2,303,765)
       Net expenses                                                                       2,469,226
         Net investment income                                                         $ 14,244,131

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

MINNESOTA MUNICIPAL CASH TRUST

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $      14,244,131   $      12,971,151
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                               (7,772,322)         (7,706,768)
   Cash Series Shares                                                 (6,471,809)         (5,264,383)
     Change in net assets resulting from distributions to            (14,244,131)        (12,971,151)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,220,304,237       1,294,216,493
 Net asset value of shares issued to shareholders in payment           6,706,186           5,465,115
 of distributions declared
 Cost of shares redeemed                                          (1,250,475,198)     (1,190,487,756)
   Change in net assets resulting from share transactions            (23,464,775)        109,193,852
     Change in net assets                                            (23,464,775)        109,193,852
 NET ASSETS:
 Beginning of period                                                 453,057,193         343,863,341
 End of period                                                 $     429,592,418   $     453,057,193

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Minnesota Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Cash Series Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of Minnesota consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

SECURITY                              ACQUISITION DATE          ACQUISITION COST
Dakota County & Washington County MN
Housing & Redevelopment Authority,
MERLOTS (Series J)                      9/1/1997                  10,745,000
Dakota County MN Housing &
Redevelopment Authority,
(Custodial Receipts)                    9/1/1997                   1,505,000
Dakota County, Washington County
& Anoka City, MN Housing &
Redevelopment Authority, MERLOTS-
Series H                                9/1/1997                   3,000,000
Minneapolis/St. Paul MN Housing
Finance Board, SFM Revenue Bonds        5/1/1997                      50,000
Minneapolis/St. Paul MN Housing
Finance Board, SFM Revenue Bonds,
MERLOTS (Series D)                      8/1/1997                   3,860,000

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $429,592,418.

Transactions in shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                      1997            1996
 Shares sold                                                              596,921,325    547,719,129
 Shares issued to shareholders in payment of distributions
 declared                                                                     323,548        301,311
 Shares redeemed                                                         (606,322,424)  (542,969,267)
   Net change resulting from Institutional Service
   Shares transactions                                                     (9,077,551)     5,051,173

                                                                         YEAR ENDED OCTOBER 31,
 CASH SERIES SHARES                                                          1997           1996
 Shares sold                                                              623,382,912    746,497,364
 Shares issued to shareholders in payment of distributions
 declared                                                                   6,382,638      5,163,804
Shares redeemed                                                          (644,152,774)  (647,518,489)
   Net change resulting from Institutional Shares transactions            (14,387,224)   104,142,679
     Net change resulting from share transactions                         (23,464,775)   109,193,852

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash Series Shares. The Plan provides that the Fund may incur distribution expenses up to 0.50% of the average daily net assets of the Cash Series Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $603,306,130 and $563,566,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 69.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 9.9% of total investments.      REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (MINNESOTA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

[Graphic]

MINNESOTA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Cash Series Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

MINNESOTA MUNICIPAL CASH TRUST CASH SERIES SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com


Cusip 314229873
0082715A-CSS (12/97)



Minnesota Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Minnesota Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Minnesota municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Minnesota, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and regular personal income taxes imposed by the
State of Minnesota consistent with stability of principal.      THE SHARES
OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at
Internet Web site (http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus dated December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights--Institutional Shares 2 General Information 3 Investment Information 3 Investment Policies 3 Minnesota Municipal Securities 5 Investment Risks 5 Investment Limitations 6 Fund Information 6 Management of the Fund 6 Distribution of Institutional Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 How to Redeem Shares 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8 Account and Share Information 8 Dividends 8 Capital Gains 9 Confirmations and Account Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 9 Federal Income Tax 9 State and Local Taxes 9 Other Classes of Shares 10 Performance Information 10 Financial Highlights--Cash Series Shares 11 Financial Statements 12 Report of Independent Public Accountants Inside Back Cover

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as apercentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)                                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)                        None
Exchange Fee                                                                              None
                              ANNUAL OPERATING EXPENSES
                       (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                         0.14%
12b-1 Fee                                                                                 None
Total Other Expenses                                                                     0.16%
  Shareholder Services Fee (after waiver)(2)                                      0.00%
Total Operating Expenses(3)                                                              0.30%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.81% absent the voluntary waiver of a portion of the management fee and the voluntary waiver of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                          $3
3 Years                                        $10
5 Years                                        $17
10 Years                                       $38

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                      YEAR ENDED OCTOBER 31,
                                  1997     1996      1995      1994       1993      1992      1991    1990(A)
 NET ASSET VALUE, BEGINNING OF   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income           0.03      0.03      0.04      0.03      0.02      0.03      0.05     0.01
 LESS DISTRIBUTIONS
   Distributions from net         (0.03)    (0.03)    (0.04)    (0.03)    (0.02)    (0.03)    (0.05)   (0.01)
 investment income
 NET ASSET VALUE, END OF         $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 PERIOD
 TOTAL RETURN(B)                   3.48%     3.49%     3.82%     2.58%     2.43%     3.19%     4.89%    0.90%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                        0.30%     0.30%     0.30%     0.31%     0.31%     0.31%     0.30%    0.01%*
   Net investment income           3.42%     3.43%     3.77%     2.55%     2.40%     3.10%     4.73%    6.45%*
   Expense                         0.51%     0.51%     0.52%     0.34%     0.34%     0.33%     0.43%    0.69%*
 waiver/reimbursement(c)
 SUPPLEMENTAL DATA
   Net assets, end of period   $208,365  $217,443  $212,392  $159,704  $165,865  $245,168  $124,603  $75,904
 (000 omitted)

* Computed on an annualized basis.

(a) Reflects operations for the period from September 10, 1990 (date of initial public investment) to October 31, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Cash Series Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Minnesota municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Minnesota taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of Minnesota consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, the Fund invests its assets so that (1) at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Minnesota regular personal income tax ("exempt interest dividends"); and (2) at least 95% of the exempt interest dividends that the Fund pays to its shareholders will derive from interest income from Minnesota municipal obligations. The remaining 5% of such exempt interest dividends paid to shareholders will derive either from interest income on Minnesota municipal securities or interest income which is exempt from both federal regular and Minnesota regular personal income taxes. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these
policies becomes effective.      ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Minnesota and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Minnesota state income tax imposed upon non-corporate taxpayers ("Minnesota Municipal Securities"). Examples of Minnesota Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND NOTES

  Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

  PARTICIPATION INTERESTS

  The Fund may purchase interests in Minnesota Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Minnesota Municipal Securities.

  MUNICIPAL LEASES

  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.     RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Minnesota Municipal Securities is subject to the federal alternative minimum tax.

MINNESOTA MUNICIPAL SECURITIES

Minnesota Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Minnesota Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Minnesota Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Minnesota Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Minnesota Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Minnesota Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Minnesota Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Minnesota Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Minnesota Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Minnesota Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

  ADVISORY FEES

  The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

  ADVISER'S BACKGROUND

  Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
  Federated Investors.     Federated Management and other subsidiaries of
  Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.
     SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition to payments
made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:
 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per
share.     The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Minnesota Municipal Cash Trust--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at
the telephone number listed on your account statement.      PURCHASING SHARES BY
CHECK     Shares may be purchased by sending a check to Federated Shareholder
Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Minnesota Municipal Cash Trust--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.
     HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or
fraudulent telephone instructions.     In the event of drastic economic or
market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified. REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, VAR & Company, St. Paul, Minnesota, owned 59.13% of the voting securities of theFund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters
presented for a vote of shareholders.      TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Minnesota. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MINNESOTA TAXES

Under existing Minnesota laws, distributions made by the Fund will be exempt from Minnesota regular personal income taxes provided that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and provided further that 95% of such distributions are derived from interest on obligations issued by the State of Minnesota or any of its political or governmental subdivisions, municipalities, or governmental agencies or instrumentalities. Distributions made by the Fund will also be exempt to the extent that they are derived from interest on federal obligations and are reported federally as dividend income by shareholders. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Minnesota regular personal income taxes.

Dividends of the Fund are not exempt from Minnesota corporate income taxes.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Cash Series Shares. Cash Series Shares are sold at net asset value primarily to retail customers of financial institutions and are subject to a minimum initial investment of
$10,000 over a 90-day period.     Both classes are subject to certain of the
same expenses.      Cash Series Shares are distributed under a 12b-1 Plan
adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--CASH SERIES SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.


                             YEAR ENDED OCTOBER 31,
                                              1997      1996     1995     1994     1993     1992     1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03      0.03      0.03     0.02     0.02     0.03     0.04
 LESS DISTRIBUTIONS
   Distributions from net investment          (0.03)    (0.03)    (0.03)   (0.02)   (0.02)   (0.03)   (0.04)
 income
 NET ASSET VALUE, END OF PERIOD              $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
 TOTAL RETURN(B)                               2.97%     2.97%     3.41%    2.17%    2.02%    2.78%    3.60%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                    0.80%     0.80%     0.70%    0.71%    0.71%    0.71%    0.64%*
   Net investment income                       2.92%     2.93%     3.37%    2.15%    2.01%    2.75%    4.11%*
   Expense waiver/reimbursement(c)             0.51%     0.51%     0.62%    0.61%    0.44%    0.44%    0.59%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted) $221,227  $235,614  $131,471  $94,335  $67,521  $75,044  $69,747

* Computed on an annualized basis.

(a) Reflects operations for the period from January 7, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

MINNESOTA MUNICIPAL CASH TRUST


OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.6%
 MINNESOTA--96.7%
 $          6,000,000 Anoka City, MN Solid Waste Disposal Authority, 3.95% CP        $    6,000,000
                      (United Power Associates)/ (National Rural Utilities
                      Cooperative Finance Corp. GTD), Mandatory Tender 11/19/1997
            2,050,000 Anoka, MN, Multifamily Housing Revenue Bonds Weekly VRDNs           2,050,000
                      (Walker Plaza Project)/ (U.S. Bank, N.A., Minneapolis LOC)
            3,685,000 Apple Valley, MN, IDRB (Series 1995) Weekly VRDNs (AV               3,685,000
                      Development Co. Project)/(Firstar Bank, Minnesota LOC)
            2,210,000 Baudette, MN, IDR (Series 1989) Weekly VRDNs (Reid Powell,          2,210,000
                      Inc.)/(Nationsbank, N.A., Charlotte LOC)
            6,700,000 Becker, MN, PCR (Series 1993A & B), 3.75% CP (Northern
                      States 6,700,000 Power Co.), Mandatory Tender 12/17/1997
            4,000,000 Becker, MN, PCR (Series 1993A & B), 3.80% CP (Northern
                      States 4,000,000 Power Co.), Mandatory Tender 2/18/1998
              500,000 Beltrami County, MN, Environmental Control Authority Daily            500,000
                      VRDNs (Northwood Panelboard Co.)/(Union Bank of Switzerland,
                      Zurich LOC)
            1,400,000 Beltrami County, MN, Environmental Control Authority, (Series       1,400,000
                      1995) Daily VRDNs (Northwood Panelboard Co.)/(Union Bank of
                      Switzerland, Zurich LOC)
            2,855,000 Blaine, MN, Industrial Development Revenue Bonds (Series
                      2,855,000 1996) Weekly VRDNs (S & S of Minnesota, LLC
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            7,600,000 Bloomington, MN Port Authority, Special Tax Revenue Refunding       7,600,000
                      Bonds (Series 1994B) Weekly VRDNs (Mall of America)/(FSA
                      INS)/(Credit Local de France LIQ)
            2,000,000 Bloomington, MN Port Authority, Special Tax Revenue Refunding       2,000,000
                      Bonds (Series 1996B) Weekly VRDNs (Mall of America)/(FSA
                      INS)/(Credit Local de France LIQ)
            3,100,000 Bloomington, MN, IDRB (Series 1995) Weekly VRDNs (Now               3,100,000
                      Technologies, Inc. Project)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
            5,000,000 Bloomington, MN, Multifamily Housing Weekly VRDNs                   5,000,000
                      (Crow/Bloomington Apartments)/ (Citibank N.A., New York LOC)
            3,960,000 Burnsville, MN, Adjustable Rate IDRB (Series 1996) Weekly           3,960,000
                      VRDNs (Caire, Inc. Project)/(Bank One, Wisconsin, N.A. LOC)
            5,750,000 Burnsville, MN, Multifamily Housing Weekly VRDNs (Berkshire         5,750,000
                      of Burnsville)/(Sumitomo Bank Ltd., Osaka LOC)
            2,550,025 Byron, MN IDB Weekly VRDNs (Schmidt Printing)/(Norwest
                      Bank 2,550,025 Minnesota, Minneapolis LOC)
            1,240,000 Chanhassen, MN IDA, (Series 1995) Weekly VRDNs (Building            1,240,000
                      Management Group, L.L.C. Project)/(Norwest Bank Minnesota,
                      Minneapolis LOC)
            1,700,000 Chaska, MN, GO Refunding Bonds of 1996, 3.80% Bonds,                1,698,249
                      12/1/1997
            5,000,000 Cloquet, MN, Industrial Facilities Revenue Bonds (Series            5,000,000
                      1996A) Weekly VRDNs (Potlatch Corp.)/(Credit Suisse First
                      Boston LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          2,800,000 Coon Rapids, MN Hospital Authority, (Series 1985) Weekly       $    2,800,000
                      VRDNs (Health Central System)/ (U.S. Bank, N.A., Minneapolis
                      LOC)
            2,350,000 Cottage Grove, MN, IDR Refunding Bonds (Series 1995) Weekly         2,350,000
                      VRDNs (Supervalue Inc.)/ (Wachovia Bank of Georgia N.A.,
                      Atlanta LOC)
           10,745,000 (b)Dakota County & Washington County MN Housing &                  10,745,000
                      Redevelopment Authority, MERLOTS (Series J), 4.15% TOBs
                      (United States Treasury COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 12/1/1997
            1,505,000 (b)Dakota County, MN Housing & Redevelopment Authority,
                      1,505,000 (Custodial Receipts), 4.15% TOBs (GNMA
                      COL)/(Corestates Bank N.A., Philadelphia, PA LIQ),
                      Optional Tender 12/1/1997
            3,000,000 (b)Dakota County, Washington County & Anoka City, MN Housing        3,000,000
                      & Redevelopment Authority, MERLOTS-Series H, 4.15% TOBs
                      (United States Treasury COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 12/1/1997
            9,525,000 Duluth, MN, GO Tax and Aid Anticipation Certificates of             9,529,532
                      Indebtedness of 1997, 4.00% TANs, 12/31/1997
            8,000,000 Eagan, MN, Multifamily Housing (Series 1992A) Weekly VRDNs          8,000,000
                      (Cinnamon Ridge)/(Mellon Bank N.A., Pittsburgh LOC)
              835,000 Eden Prairie, MN IDA, #194 Weekly VRDNs (Richard W. Cohen             835,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,255,000 Eden Prairie, MN IDA, (Series 1996) Weekly VRDNs (Challenge         1,255,000
                      Printing, Inc. Project)/ (Norwest Bank Minnesota, Minneapolis
                      LOC)
            1,405,000 Eden Prairie, MN IDA, (Series 1995) Weekly VRDNs (Robert            1,405,000
                      Lothenbach Project)/(Norwest Bank Minnesota, Minneapolis LOC)
              850,000 Elk River, MN Weekly VRDNs (Tescom Project)/(Norwest Bank             850,000
                      Minnesota, Minneapolis LOC)
            2,945,000 Farmington, MN, (Series 1996) Weekly VRDNs (Lexington               2,945,000
                      Standard Corporation Project)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
              960,000 Foley, MN Independent School District No. 051, 3.84% TANs             960,466
                      (Minnesota Tax and Aid Anticipation Borrowing Program GTD),
                      2/6/1998
            5,200,000 Hennepin Co. MN, (Series 1995C) Weekly VRDNs (Hennepin Co. MN       5,200,000
                      GTD)
            5,550,000 Hennepin Co. MN, (Series 1996C) Weekly VRDNs (Hennepin Co. MN       5,550,000
                      GTD)
            7,100,000 Hubbard County, MN, Solid Waste Disposal (Series 1990) Weekly       7,100,000
                      VRDNs (Potlatch Corp.)/ (Credit Suisse First Boston LOC)
            2,900,000 Lino Lakes, MN, Variable Rate Demand IDRBs (Series 1997)            2,900,000
                      Weekly VRDNs (Taylor Corp.)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
            1,000,000 MN Insured Municipal Securities Trust, Series 1996A, Floating       1,000,000
                      Rate Certificates Weekly VRDNs (Eden Prairie MN, ISD
                      272)/(MBIA INS)/(Norwest Bank Minnesota, Minneapolis LIQ)
            1,125,000 MN Insured Municipal Securities Trust, Series 1996B, Floating       1,125,000
                      Rate Certificates Weekly VRDNs (Eden Prairie MN, ISD
                      272)/(MBIA INS)/(Norwest Bank Minnesota, Minneapolis LIQ)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          2,500,000 MN Insured Municipal Securities Trust, Series 1996H, Floating  $    2,500,000
                      Rate Certificates Weekly VRDNs (St. Louis Park, MN Health
                      Care Facilities)/(AMBAC INS)/(Norwest Bank Minnesota,
                      Minneapolis LIQ)
            2,250,000 MN Municipal Securities Trust, Series 1996D, Floating Rate          2,250,000
                      Certificates Weekly VRDNs (North St. Paul-Maplewood, MN ISD
                      622)/(Norwest Bank Minnesota, Minneapolis LIQ)
            5,000,000 MN Municipal Securities Trust, Series 1996F, Floating Rate          5,000,000
                      Certificates Weekly VRDNs (Benedictine Health
                      System)/(Norwest Bank Minnesota, Minneapolis LIQ)
            4,000,000 MN Municipal Securities Trust, Series 1996H, Floating Rate          4,000,000
                      Certificates Weekly VRDNs (Rosemount, MN ISD 196)/(FSA
                      INS)/(Norwest Bank Minnesota, Minneapolis LIQ)
            3,900,000 Maple Grove, MN IDA, (Series 1991A) Weekly VRDNs (Eagle             3,900,000
                      Ridge, MN Apartments)/ (Sumitomo Bank Ltd., Osaka LOC)
            3,000,000 Maple Grove, MN IDA, (Series 1991B) Weekly VRDNs (Eagle             3,000,000
                      Ridge, MN Apartments)/ (Sumitomo Bank Ltd., Osaka LOC)
            1,000,000 Maplewood, MN, (Series 1997) Weekly VRDNs (Camada Limited           1,000,000
                      Partnership)/(Norwest Bank Minnesota, Minneapolis LOC)
            2,025,000 Maplewood, MN, Multifamily Housing (Series 1993) Weekly VRDNs       2,025,000
                      (Silver Ridge Project)/ (Federal Home Loan Bank of Chicago
                      LOC)
            2,580,000 Mendota Heights, MN, Multifamily Revenue Bonds Weekly VRDNs         2,580,000
                      (Lexington Heights Apartments)/(Sumitomo Bank Ltd., Osaka
                      LOC)
           14,555,000 Minneapolis CDA, Refunding Revenue Bonds Weekly VRDNs              14,555,000
                      (Riverplace Project (The Pinnacle Apartments))/(Sumitomo Bank
                      Ltd., Osaka LOC)
           12,440,000 Minneapolis CDA, Revenue Refunding Bonds (Series 1995)
                      Weekly 12,440,000 VRDNs (Walker Methodist Health Center,
                      Inc. Project)/(U.S.
                      Bank, N.A., Minneapolis LOC)
              680,000 Minneapolis, MN IDA Weekly VRDNs (JTJ Co.)/(U.S. Bank, N.A.,          680,000
                      Minneapolis LOC)
            6,600,000 Minneapolis, MN, (Series 1995B) Weekly VRDNs                        6,600,000
           10,500,000 Minneapolis, MN, Housing Development Revenue Refunding Bonds       10,500,000
                      (Series 1988) Weekly VRDNs (Symphony Place)/ (Citibank N.A.,
                      New York LOC)
              900,000 Minneapolis, MN, Variable Rate Demand Commercial Development          900,000
                      Revenue Refunding Bonds (Series 1996) Weekly VRDNs (WNB &
                      Company Project)/(U.S. Bank, N.A., Minneapolis LOC)
            6,100,000 Minneapolis, MN, Variable Rate Housing Revenue Bonds Weekly         6,100,000
                      VRDNs (One Ten Grant Project)/(U.S. Bank, N.A., Minneapolis
                      LOC)
           18,175,000 Minneapolis, MN, Various Purpose Bonds (Series 1996) Weekly        18,175,000
                      VRDNs (Bayerische Vereinsbank AG, Munich LIQ)
            5,000,000 Minneapolis, MN, Various Purpose Bonds (Series 1997B) Weekly        5,000,000
                      VRDNs (Bayerische Vereinsbank AG, Munich LIQ)
               50,000 (b)Minneapolis/St. Paul MN Housing Finance Board, SFM Revenue          50,000
                      Bonds, 4.00% TOBs (GNMA COL)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ), Optional Tender 11/1/1997

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          3,860,000 (b)Minneapolis/St. Paul MN Housing Finance Board, SFM Revenue  $    3,860,000
                      Bonds, MERLOTS (Series D), 4.10% TOBs (GNMA COL)/(Corestates
                      Bank N.A., Philadelphia, PA LIQ), Optional Tender 1/1/1998
            8,000,000 Minnesota Agricultural and Economic Development Board,              8,000,000
                      (Series 1996) Weekly VRDNs (Evangelical Lutheran Good
                      Samaritan Society)/(Rabobank Nederland, Utrecht LOC)
            8,000,000 Minnesota State Commissioner of Iron Range Resources &              8,000,000
                      Rehabilitation, (Series 1991) Weekly VRDNs (Louisiana-Pacific
                      Corp.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
            2,675,000 Minnesota State HFA, Single Family Mortgage Bonds (Series J),       2,675,000
                      3.65% TOBs, Mandatory Tender 12/11/1997
            6,400,000 Minnesota State HFA, Single Family Mortgage Bonds (Series K),       6,400,000
                      3.60% TOBs, Mandatory Tender 12/11/1997
            3,800,000 Minnesota State Higher Education Coordinating Board, (Series        3,800,000
                      1992A) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            7,000,000 Minnesota State Higher Education Coordinating Board, 1992           7,000,000
                      (Series B) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            6,500,000 Minnesota State Higher Education Coordinating Board, 1992           6,500,000
                      (Series C) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
           12,700,000 Minnesota State Higher Education Coordinating Board, 1992          12,700,000
                      (Series C) Weekly VRDNs (U.S. Bank, N.A., Minneapolis LIQ)
            1,482,000 Minnesota State Higher Education Coordinating Board,                1,482,000
                      Supplemental Student Loan Program Refunding Revenue Bonds
                      (Series 1994A) Weekly VRDNs (Norwest Bank Minnesota,
                      Minneapolis LIQ)
           11,705,000 Minnesota State, 4.625% Bonds, 8/1/1998                            11,776,737
            1,860,000 Minnesota State, 4.70% Bonds, 8/1/1998                              1,872,311
            5,000,000 Minnesota State, 5.50% Bonds, 8/1/1998                              5,059,471
            2,400,000 Minnesota State, 7.00% Bonds, 8/1/1998                              2,456,022
            3,825,000 Minnesota State, GO State Various Purpose Bonds, 5.00% Bonds,       3,825,000
                      11/1/1997
            2,000,000 Minnesota Tax and Aid Anticipation Borrowing Program, (Series       2,000,000
                      B), 3.65% TANs (Minnesota Tax and Aid Anticipation Borrowing
                      Program GTD), 3/10/1998
            5,000,000 Minnesota Tax and Aid Anticipation Borrowing Program, GO Aid        5,000,000
                      Anticipation Certificates of Indebtedness (Series 1997B),
                      3.85% TANs (Minnesota Tax and Aid Anticipation Borrowing
                      Program GTD), 9/3/1998
            1,300,000 Minnetonka, MN, IDRB (Series 1996) Weekly VRDNs (PGI Cos.,          1,300,000
                      Inc.)/(Norwest Bank Minnesota, Minneapolis LOC)
            5,900,000 Minnetonka, MN, Multifamily Housing Revenue Refunding Bonds         5,900,000
                      (Series 1995) Weekly VRDNs (Southampton Apartments Project
                      (MN))/(National Bank of Canada, Montreal LOC)
            1,300,000 New Brighton, MN, IDR Weekly VRDNs (Unicare Homes,                  1,300,000
                      Inc.)/(Banque Paribas, Paris LOC)
            1,000,000 New Hope, MN IDRB, (Series 1994) Weekly VRDNs (Gaines and           1,000,000
                      Hanson Printing Co.)/ (Norwest Bank Minnesota, Minneapolis
                      LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $          3,290,000 New Hope, MN Weekly VRDNs (Paddock Labs)/(U.S. Bank, N.A.,     $    3,290,000
                      Minneapolis LOC)
            2,245,000 Olmsted County, MN Building Authority, Certificates of              2,245,000
                      Participation Weekly VRDNs (Human Services
                      Infrastructure)/(Toronto-Dominion Bank LOC)
              900,000 Perham, MN IDA Weekly VRDNs (Land O' Lakes, Inc.)/(Rabobank           900,000
                      Nederland, Utrecht LOC)
            1,250,000 Plymouth, MN Weekly VRDNs (Nuaire, Inc.)/(Norwest Bank              1,250,000
                      Minnesota, Minneapolis LOC)
            4,000,000 Plymouth, MN, IDRB (Series 1994) Weekly VRDNs (Olympic
                      Steel, 4,000,000 Inc.)/(National City Bank, Cleveland, OH
                      LOC)
            1,180,000 Port of Austin, MN Weekly VRDNs (Mower House Color)/(Norwest        1,180,000
                      Bank Minnesota, Minneapolis LOC)
              750,000 Rogers, MN IDA Weekly VRDNs (Metal Sales Manufacturing                750,000
                      Corp)/(KeyBank, N.A. LOC)
            2,720,000 Rogers, MN IDA, IDRB Weekly VRDNs (DAC Development, LLC             2,720,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,500,000 Rosemount, MN, PCR (Series 1984) Weekly VRDNs (Koch Refining        1,500,000
                      Co.)
            8,000,000 Shakopee, MN Hospital Finance Authority Weekly VRDNs (St.           8,000,000
                      Francis Regional Medical Center)/(Citibank N.A., New York
                      LOC)
            1,347,500 St. Cloud, MN Housing & Redevelopment Authority, Revenue            1,347,500
                      Refunding Bonds (Series 1994A) Weekly VRDNs (Coborn's
                      Incorporated Project)/(Norwest Bank Minnesota, Minneapolis
                      LOC)
            2,527,500 St. Cloud, MN Housing & Redevelopment Authority, Revenue            2,527,500
                      Refunding Bonds (Series 1994B) Weekly VRDNs (Coborn's
                      Incorporated Project)/(Norwest Bank Minnesota, Minneapolis
                      LOC)
            2,900,000 St. Cloud, MN, (Series 1997-A) Weekly VRDNs (The Saint Cloud        2,900,000
                      Hospital)/(Rabobank Nederland, Utrecht LOC)
            4,800,000 St. Paul, MN Housing & Redevelopment Authority Weekly VRDNs         4,800,000
                      (District Cooling St Paul, Inc.)/(Credit Local de France LOC)
              400,000 St. Paul, MN Housing & Redevelopment Authority Weekly VRDNs           400,000
                      (United Way)/(U.S. Bank, N.A., Minneapolis LOC)
              300,000 St. Paul, MN Housing & Redevelopment Authority, (Series 1994)         300,000
                      Weekly VRDNs (Minnesota Children's Museum)/(U.S. Bank, N.A.,
                      Minneapolis LOC)
            2,000,000 St. Paul, MN Housing & Redevelopment Authority, District            2,000,000
                      Cooling Revenue Bonds (1995 Series I) Weekly VRDNs (Credit
                      Local de France LOC)
            2,000,000 St. Paul, MN Port Authority, (Series 1991) Weekly VRDNs (West       2,000,000
                      Gate Office)/(U.S. Bank, N.A., Minneapolis LOC)
            1,000,000 Steele County, MN, IDRB (Series 1994) Weekly VRDNs
                      (Blount, 1,000,000 Inc.)/(Nationsbank, N.A., Charlotte
                      LOC)
            3,855,000 Victoria, MN, IDRB, (Series 1996A) Weekly VRDNs (HEI, Inc.          3,855,000
                      Project)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,330,000 Victoria, MN, Industrial Development Revenue Bonds, (Series         1,330,000
                      1996B) Weekly VRDNs (HEI, Inc. Project)/(Norwest Bank
                      Minnesota, Minneapolis LOC)

MINNESOTA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MINNESOTA--CONTINUED
 $         12,795,000 Washington County, MN Housing & Redevelopment Authority,       $   12,795,000
                      (Series 90) Weekly VRDNs (Granada Pond Apartments)/(Sumitomo
                      Bank Ltd., Osaka LOC)
            2,250,000 Wells, MN, 4.25% TOBs (Stokely, Inc.)/(Corestates Bank
                      N.A., 2,250,000 Philadelphia, PA LOC), Optional Tender
                      12/1/1997
            7,440,000 White Bear Lake, MN Independent School District No. 624, GO         7,442,636
                      Tax Anticipation Certificates, 3.75% TANs (Minnesota Tax and
                      Aid Anticipation Borrowing Program)/(Minnesota Tax and Aid
                      Anticipation Borrowing Program GTD), 3/3/1998
            1,105,000 White Bear, MN Weekly VRDNs (Thermoform Plastic,                    1,105,000
                      Inc.)/(Norwest Bank Minnesota, Minneapolis LOC)
            2,095,000 White Bear, MN, Variable Rate Demand Industrial Revenue Bonds       2,095,000
                      Weekly VRDNs (N.A. Ternes Project)/(Firstar Bank, Minnesota
                      LOC)
            2,000,000 Winsted, MN IDA Weekly VRDNs (Sterner Lighting                      2,000,000
                      Systems)/(Fleet National Bank, Providence, R.I. LOC)
                      &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                                     415,497,449
 PUERTO RICO--2.9%
            7,948,000 ABN AMRO Chicago Corp. 1997A LeaseTOPS Trust Weekly VRDNs           7,639,429
                      (Commonwealth of Puerto Rico Municipal Revenues Collection
                      Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/(State Street
                      Bank and Trust Co. LOC)
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
                      &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                                      12,639,429
                      &NBSP;&NBSP;&NBSP;&NBSP;TOTAL INVESTMENTS (AT AMORTIZED         $ 428,136,878
                      COST)(C)

  Securities that are subject to Alternative Minimum Tax represent 32.2% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (Unaudited)
    FIRST TIER   SECOND TIER
      100.00%      0.00%
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $19,160,000 which represents 4.5% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($429,592,418) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation CDA --Community Development Administration COL --Collateralized CP --Commercial Paper FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HFA --Housing Finance Authority IDA --Industrial Development Authority IDB --Industrial Development Bond IDR --Industrial Development Revenue IDRB --Industrial Development Revenue Bond INS --Insured ISD --Independent School District LIQ --Liquidity Agreement LLC --Limited Liability Corporation LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue SFM --Single Family Mortgage TANs --Tax Anticipation Notes TOBs --Tender Option Bonds VRDNs --Variable Rate
Demand Notes      (See Notes which are an integral part of the Financial
Statements)

STATEMENT OF ASSETS AND LIABILITIES

MINNESOTA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  428,136,878
 Cash                                                                                        55,527
 Income receivable                                                                        3,034,373
 Receivable for shares sold                                                                   4,667
   Total assets                                                                         431,231,445
 LIABILITIES:
 Payable for shares redeemed                                             $ 880,609
 Income distribution payable                                               614,530
 Accrued expenses                                                          143,888
   Total liabilities                                                                      1,639,027
 Net Assets for 429,592,418 shares outstanding                                       $  429,592,418
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $208,365,493 / 208,365,493 shares outstanding                                                $1.00
 CASH SERIES SHARES:
 $221,226,925 / 221,226,925 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

MINNESOTA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                              $ 16,713,357
 EXPENSES:
 Investment advisory fee                                                $   1,795,783
 Administrative personnel and services fee                                    338,975
 Custodian fees                                                                34,973
 Transfer and dividend disbursing agent fees and expenses                     162,930
 Directors'/Trustees' fees                                                      4,966
 Auditing fees                                                                 13,044
 Legal fees                                                                    10,026
 Portfolio accounting fees                                                    104,395
 Distribution services fee--Cash Series Shares                              1,108,546
 Shareholder services fee--Institutional Shares                               567,904
 Shareholder services fee--Cash Series Shares                                 554,461
 Share registration costs                                                      47,586
 Printing and postage                                                          18,019
 Insurance premiums                                                             5,340
 Taxes                                                                            786
 Miscellaneous                                                                  5,257
   Total expenses                                                           4,772,991
 Waivers--
   Waiver of investment advisory fee                    $ (1,181,776)
   Waiver of distribution services fee--Cash Series         (554,085)
       Shares
   Waiver of shareholder services fee--Institutional        (567,904)
       Shares
     Total waivers                                                        (2,303,765)
       Net expenses                                                                       2,469,226
         Net investment income                                                         $ 14,244,131

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

MINNESOTA MUNICIPAL CASH TRUST


                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $      14,244,131  $       12,971,151
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                               (7,772,322)         (7,706,768)
   Cash Series Shares                                                 (6,471,809)         (5,264,383)
     Change in net assets resulting from distributions to            (14,244,131)        (12,971,151)
       shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,220,304,237       1,294,216,493
 Net asset value of shares issued to shareholders in payment           6,706,186           5,465,115
 of distributions declared
 Cost of shares redeemed                                          (1,250,475,198)     (1,190,487,756)
   Change in net assets resulting from share transactions            (23,464,775)        109,193,852
     Change in net assets                                            (23,464,775)        109,193,852
 NET ASSETS:
 Beginning of period                                                 453,057,193         343,863,341
 End of period                                                 $     429,592,418  $      453,057,193

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Minnesota Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Cash Series Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of Minnesota consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

SECURITY                                                 ACQUISITION DATE    ACQUISITION COST
Dakota County & Washington County MN
Housing & Redevelopment Authority, MERLOTS (Series J)        9/1/1997           10,745,000
Dakota County MN Housing & Redevelopment Authority,
(Custodial Receipts)                                         9/1/1997            1,505,000
Dakota County, Washington County & Anoka City, MN
Housing & Redevelopment Authority, MERLOTS-Series H          9/1/1997            3,000,000
Minneapolis/St. Paul MN Housing Finance Board,
SFM Revenue Bonds                                            5/1/1997               50,000
Minneapolis/St. Paul MN Housing Finance Board,
SFM Revenue Bonds, MERLOTS (Series D)                        8/1/1997            3,860,000

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $429,592,418.

Transactions in shares were as follows:

                                                                            Year Ended October 31,
 Institutional Shares                                                       1997              1996
 Shares sold                                                              596,921,325    547,719,129
 Shares issued to shareholders in payment of distributions                    323,548        301,311
 declared
 Shares redeemed                                                         (606,322,424)  (542,969,267)
   Net change resulting from Institutional Service Shares                  (9,077,551)     5,051,173
       transactions
                                                                            Year Ended October 31,
 Cash Series Shares                                                         1997             1996
 Shares sold                                                              623,382,912    746,497,364
 Shares issued to shareholders in payment of distributions                  6,382,638      5,163,804
 declared
 Shares redeemed                                                         (644,152,774)  (647,518,489)
   Net change resulting from Institutional Shares transactions            (14,387,224)   104,142,679
     Net change resulting from share transactions                         (23,464,775)   109,193,852

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash Series Shares. The Plan provides that the Fund may incur distribution expenses up to 0.50% of the average daily net assets of the Cash Series Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $603,306,130 and $563,566,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 69.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.9% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (MINNESOTA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Minnesota Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights (see pages 2 and 11 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

[Graphic]Federated Investors

Minnesota Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

MINNESOTA MUNICIPAL CASH TRUST INSTITUTIONAL SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 314229402

0082715A-IS (12/97)

[Graphic]


MINNESOTA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Cash Series Shares

Institutional Shares

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus(es) of Minnesota Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

MINNESOTA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

STATEMENT DATED DECEMBER 31, 1997

[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

Cusip 314229873
Cusip 314229402
0082715B (12/97)


TABLE OF CONTENTS

 Investment Policies                                                      1
 Acceptable Investments                                                   1
 Participation Interests                                                  1
 Municipal Leases                                                         1
 Ratings                                                                  1
 When-Issued and Delayed Delivery Transactions                            1
 Repurchase Agreements                                                    2
 Reverse Repurchase Agreements                                            2
 Credit Enhancement                                                       2
 Investing in Securities of Other Investment Companies                    2
 Minnesota Investment Risks                                               2
 Limits on Taxing and Spending Authority                                  2
 Investment Limitations                                                   3
 Selling Short and Buying on Margin                                       3
 Issuing Senior Securities and Borrowing Money                            3
 Pledging Assets                                                          3
 Lending Cash or Securities                                               3
 Investing in Commodities                                                 3
 Investing in Real Estate                                                 3
 Investing in Restricted Securities                                       3
 Underwriting                                                             3
 Concentration of Investments                                             3
 Investments in Any One Issuer                                            4
 Investing in Illiquid Securities                                         4
 Investing for Control                                                    4
 Investing in Options                                                     4
 Regulatory Compliance                                                    4
 Federated Municipal Trust Management                                     5
 Share Ownership                                                          8
 Trustee Compensation                                                     9
 Trustee Liability                                                        9
 Investment Advisory Services                                             9
 Investment Adviser                                                       9
 Advisory Fees                                                           10
 Brokerage Transactions                                                  10
 Other Services                                                          10
 Fund Administration                                                     10
 Custodian and Portfolio Accountant                                      10
 Transfer Agent                                                          10
 Independent Public Accountants                                          10
 Distribution Plan and Shareholder Services                              11
 Determining Net Asset Value                                             11
 Redemption in Kind                                                      11
 Massachusetts Partnership Law                                           12
 The Fund's Tax Status                                                   12
 Performance Information                                                 12
 Yield                                                                   12
 Effective Yield                                                         12
 Tax-Equivalent Yield                                                    12
 Tax-Equivalency Table                                                   12
 Total Return                                                            13
 Performance Comparisons                                                 13
 Economic and Market Information                                         14
 About Federated Investors                                               14
 Mutual Fund Market                                                      14
 Institutional Clients                                                   14
 Bank Marketing                                                          14
 Broker/Dealers and Bank Broker/ Dealer Subsidiaries                     14
 Appendix                                                                15


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

MINNESOTA INVESTMENT RISKS

Minnesota has a diversified economy, the structure of which has increasingly come to resemble the nation as a whole. Minnesota's emergence as a regional center is evidenced by the comparatively high rates of employment growth in trade, finance, insurance, and service industries over the past ten years. Agriculture, which had been severely affected since 1981, appears to be improving with land values now stabilizing at levels seen in the early 1980s. State unemployment rates remain below the national level; and personal income has grown more rapidly than that of the nation as a whole, with personal income per capita remaining slightly above the national average.

Following a period of volatility in the early 1980s, Minnesota's fiscal operations have been recently characterized by a strong financial position and moderate debt burden. Minnesota has disciplined its budget process through frequent reviews of revenue forecasts and timely legislative action. For fiscal 1997, the state expects to achieve a balanced budget without revenue increases or one-time revenues. In addition, the state maintains two statutory reserves for cash flow and budgetary purposes which, together, represent over 6% of General Fund revenues. The state's budget forecast calls for additions to be made to these reserves in fiscal 1997.

Minnesota's debt position is excellent with nearly exclusive use of general obligation bonds. Amortization of general obligation debt is rapid, with nearly three-quarters due within ten years, fully characteristic of high-quality borrowers. Debt service requirements are a mere 3% of annual expenditures.
The overall credit quality of the state is further demonstrated by its debt ratings. In 1996, Minnesota was upgraded to an Aaa rating from Moody's Investors Service, Inc. Standard & Poor's Ratings Group rates the state AA+.
INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Minnesota municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, or its Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under federal securities law, except for certain restricted securities which meet the criteria for liquidity established by the Trustees.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by
these money market instruments, such as repurchase agreements.      The above
limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. Mcgonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the
Board.     As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series,
Inc.      SHARE OWNERSHIP     Officers and Trustees as a group own less than 1%
of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Cash Series Shares of Minnesota Municipal Cash Trust: Norwest Investment Services, Inc., Minneapolis, Minnesota, owned approximately 75,225,768 shares (31.95%); FBS Investment Services, Inc., Minneapolis, Minnesota, owned approximately 30,076,578 shares (12.77%); Piper Jaffray, Inc., Minneapolis, Minnesota, owned approximately 26,655,429 shares (11.32%); MJK Clearing Omnibus Account, Minneapolis, Minnesota, owned approximately 20,262,011 shares (8.61%); Regional Operations Group, Minneapolis, Minnesota, owned approximately 18,923,617 shares (8.04%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Minnesota Municipal Cash Trust: VAR & Company, Saint Paul, Minnesota, owned approximately 136,557,216 shares (59.13%); Resource Bank & Trust Company, Minneapolis, Minnesota, owned approximately 39,914,703 shares (17.28%).

TRUSTEE COMPENSATION

                        AGGREGATE
     NAME,            COMPENSATION
 POSITION WITH            FROM            TOTAL COMPENSATION PAID
     TRUST               TRUST*#            FROM FUND COMPLEX+
John F. Donahue         $0            $0 for the Trust and
Chairman and Trustee                  56 other investment companies in the Fund Complex

Thomas G. Bigley        $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

John T. Conroy, Jr.     $4,443        $119,615 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

William J. Copeland     $4,443        $119,615 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Glen R. Johnson         $0            $0 for the Trust and
President and Trustee                 8 other investment companies in the Fund Complex

James E. Dowd           $4,443        $119,615 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D. $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr. $4,443        $119,615 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Peter E. Madden         $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

John E. Murray, Jr.     $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Wesley W. Posvar        $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

Marjorie P. Smuts       $4,038        $108,725 for the Trust and
Trustee                               56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,795,783, $1,616,197, and
$1,357,870, respectively, of which $1,181,776, $1,058,480, and $906,031,
respectively, were waived.      BROKERAGE TRANSACTIONS     When selecting
brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997,
1996, and 1995, the Fund paid no brokerage commissions.      Although investment
decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $338,975, $305,489,
and $256,977, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, payments in the amount of $1,108,546 were made pursuant to the Plan for Cash Series Shares, $554,461 of which was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of $554,461, and $567,904, for Cash Series Shares and Institutional Shares, respectively, of which $554,461, and $0, respectively, was paid to financial institutions. DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of
determining net asset value.      REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     For the seven-day period ended October 31, 1997, the yields for Cash
Series Shares and Institutional Shares were 3.01% and 3.51%, respectively. EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th
power; and subtracting 1 from the result.     For the seven-day period ended
October 31, 1997, the effective yields for Cash Series Shares and Institutional
Shares were 3.05% and 3.57%, respectively.      TAX-EQUIVALENT YIELD     The
tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 48.10% tax rate (the maximum effective federal rate for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yields for Cash Series Shares and Institutional Shares were 5.80% and 6.76%, respectively.
     TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

TAXABLE YIELD EQUIVALENT FOR 1997
STATE OF MINNESOTA
COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
       23.00%  36.50%   39.50%   44.50%   48.10%

JOINT  $1-    $41,201- $99,601- $151,751-  OVER
RETURN 41,200 99,600   151,750  271,050   $271,050

SINGLE $1-    $24,651- $59,751- $124,651-  OVER
RETURN 24,650 59,750   124,650  271,050   $271,050

TAX-EXEMPT YIELD TAXABLE YIELD EQUIVALENT

1.50%   1.95%  2.36%   2.48%     2.70%     2.89%
2.00%   2.60%  3.15%   3.31%     3.60%     3.85%
2.50%   3.25%  3.94%   4.13%     4.50%     4.82%
3.00%   3.90%  4.72%   4.96%     5.41%     5.78%
3.50%   4.55%  5.51%   5.79%     6.31%     6.74%
4.00%   5.19%  6.30%   6.61%     7.21%     7.71%
4.50%   5.84%  7.09%   7.44%     8.11%     8.67%
5.00%   6.49%  7.87%   8.26%     9.01%     9.63%
5.50%   7.14%  8.66%   9.09%     9.91%    10.60%
6.00%   7.79%  9.45%   9.92%    10.81%    11.56%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     For the one-year,
five-year, and period from January 7, 1991, (date of initial public investment) to October 31, 1997, the average annual total returns were 2.97%, 2.71%, and 2.91%, respectively, for Cash Series Shares. For the one-year, five-year, and period from September 10, 1990, (date of initial public investment) to October 31, 1997, the average annual total returns were 3.48%, 3.16%, and 3.47%,
respectively, for Institutional Shares.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion,
$12.8 billion, and $9.5 billion, respectively.      J. Thomas Madden, Executive
Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.





NEW JERSEY MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of New Jersey Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term New Jersey municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of New Jersey, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1997


TABLE OF CONTENTS

 Summary of Fund Expenses 1 Financial Highlights--Institutional Shares 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 New Jersey Municipal Securities 5 Investment Risks 5 Investment Limitations 5 Fund Information 6 Management of the Fund 6 Distribution of Institutional Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 How to Redeem Shares 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8 Account and Share Information 8 Dividends 8 Capital Gains 8 Confirmations and Account Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 9 Federal Income Tax 9 State and Local Taxes 9 Other Classes of Shares 10 Performance Information 10 Financial Highlights--Institutional Service Shares 11 Financial Statements 12 Report of Independent Public Accountants 22



SUMMARY OF FUND EXPENSES

                     INSTITUTIONAL SHARES SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                None
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)     None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or              None
 redemption proceeds, as applicable)
 Redemption Fee (as a percentage of amount redeemed, if applicable)                           None
 Exchange Fee                                                                                 None

                                   ANNUAL OPERATING EXPENSES

                            (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                             0.29%
 12b-1 Fee                                                                                    None
 Total Other Expenses                                                                         0.26%
     Shareholder Services Fee (after waiver)(2)                                      0.05%
 Total Operating Expenses(3)                                                                  0.55%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.86% absent the voluntary waivers of portions of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $6
 3 Years                                                                                        $18
 5 Years                                                                                        $31
 10 Years                                                                                       $69

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                                                          YEAR ENDED OCTOBER 31, 1997
                                             1997     1996    1995    1994   1993**   1992  1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00  $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03     0.03    0.03   0.02    0.02    0.03    0.04
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.03)   (0.03)  (0.03) (0.02)  (0.02)  (0.03)  (0.04)
 NET ASSET VALUE, END OF PERIOD              $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00  $ 1.00
 TOTAL RETURN(B)                              3.18%    3.17%   3.46%  2.26%   2.22%   2.96%   3.87%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                   0.55%    0.55%   0.55%  0.54%   0.46%   0.45%  0.27%*
   Net investment income                      3.13%    3.13%   3.41%  2.22%   2.19%   2.86%  4.19%*
   Expense waiver/reimbursement(c)            0.31%    0.37%   0.41%  0.39%   0.45%   0.51%  0.67%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted) $112,407 $115,722 $86,944 $62,984$66,346 $57,657 $39,423

* Computed on an annualized basis.

** Prior to October 6, 1993, the fund provided three classes of shares.

(a) Reflects operations for the period from December 13,1990 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term New Jersey municipal securities. The Fund may not be a suitable investment for retirement plans or for non-New Jersey taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day
period is required.      The Fund attempts to stabilize the value of a share at
$1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of New Jersey and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers ("New Jersey Municipal Securities"). Examples of New Jersey Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in New Jersey Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying New Jersey Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such
commitments.     RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain New Jersey Municipal Securities is subject to the federal alternative minimum tax.

NEW JERSEY MUNICIPAL SECURITIES

New Jersey Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

New Jersey Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of New Jersey Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on New Jersey Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New Jersey Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of New Jersey Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in New Jersey Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these New Jersey Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of New Jersey Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in New Jersey Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and
through 4,500 financial institutions nationwide.      Both the Trust and the
adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per
share.     The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: New Jersey Municipal Cash Trust--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: New Jersey Municipal Cash Trust--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or
fraudulent telephone instructions.     In the event of drastic economic or
market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified. REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Fleet Securities Corp., Rochester, New York, owned 35.38% of the voting securities of the Institutional Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.
     TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than New Jersey. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

NEW JERSEY TAXES

Under existing New Jersey laws, distributions made by the Fund will not be subject to New Jersey income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest or gain from obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey; or (ii) interest or gain from obligations (such as obligations of the United States) that are statutorily free from New Jersey taxation under federal or New Jersey state laws. Conversely, to the extent that distributions by the Fund are attributable to other types of obligations, such distributions will be subject to New Jersey income taxes.

Distributions received by a corporate shareholder from the Fund will not be exempt from New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in an agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Both classes are subject to certain of the same expenses.      Institutional
Service Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                           YEAR ENDED OCTOBER 31, 1997
                     1997 1996 1995 1994 1993** 1992 1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00 $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03    0.03    0.03    0.02    0.02    0.03   0.04
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.03)  (0.03)  (0.03)  (0.02)  (0.02)  (0.03) (0.04)
 NET ASSET VALUE, END OF PERIOD              $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00 $ 1.00
 TOTAL RETURN(B)                              3.08%   3.07%   3.36%   2.16%   2.12%   2.86%  3.82%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                   0.65%   0.65%   0.65%   0.65%   0.56%   0.55% 0.35%*
   Net investment income                      3.08%   3.03%   3.28%   2.19%   2.08%   2.69% 4.11%*
   Expense waiver/reimbursement(c)            0.31%   0.37%   0.41%   0.41%   0.45%   0.51% 0.69%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)  $54,538 $28,807 $29,817 $36,704 $21,005 $26,844 $17,709

* Computed on an annualized basis.

** Prior to October 6, 1993, the fund provided three classes of shares.

(a) Reflects operations for the period from December 13,1990 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

NEW JERSEY MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--99.2%
 NEW JERSEY--90.0%
 $            700,000 Atlantic County, NJ Improvement Authority Weekly VRDNs         $      700,000
                      (Marine Midland Bank N.A., Buffalo, NY LOC)
            1,255,000 Atlantic Highlands, NJ, 4.125% BANs, 12/29/1997                     1,255,816
            2,400,000 Berlin Township, NJ, 4.125% BANs, 6/25/1998                         2,403,352
            3,285,000 Burlington, NJ, (Series 1997), 4.25% BANs, 10/20/1998               3,294,143
            1,710,000 Camden County, NJ Improvement Authority, (Series 1995) Weekly       1,710,000
                      VRDNs (Jewish Federation of Southern Jersey, Inc.)/(National
                      Westminster Bank, PLC, London LOC)
            4,900,000 (b)Camden County, NJ Improvement Authority, (Series 1996)           4,900,000
                      Weekly VRDNs (Parkview Redevelopment Housing
                      Project)/(General Electric Capital Corp. LOC)
            4,780,000 (b)Clipper New Jersey Tax-Exempt Trust, (Series 1996-2)             4,780,000
                      Weekly VRDNs (New Jersey Housing & Mortgage Financing
                      Authority)/(MBIA INS)/(State Street Bank and Trust Co. LIQ)
            1,099,900 Colts Neck Township, NJ, (Series 1997A), 4.00% BANs,                1,100,914
                      2/27/1998
            1,950,000 Cumberland, NJ Regional School District Board of Education,         1,950,626
                      4.375% BANs, 12/15/1997
            1,078,010 Franklin Township, NJ, 4.25% BANs, 8/19/1998                        1,080,897
            1,256,000 Green Township, NJ, 4.00% BANs, 1/22/1998                           1,256,406
            1,581,598 Haddonfield, NJ, 4.45% BANs, 6/5/1998                               1,585,915
            1,275,000 Hammonton, NJ, 4.00% BANs, 11/26/1997                               1,275,252
            1,000,000 Harrison, NJ, 4.25% BANs, 5/28/1998                                 1,001,630
            3,844,018 High Bridge Borough, NJ, 4.375% BANs, 9/4/1998                      3,855,657
            3,884,515 Jefferson Township, NJ, (Series 1997A), 4.00% BANs, 2/20/1998       3,887,929
            2,000,000 Longport, NJ, 4.15% BANs, 1/28/1998                                 2,001,164
            1,800,000 Manchester Township, NJ, (Series 1996C), 4.25% BANs,                1,800,593
                      11/26/1997
            2,185,593 Maple Shade Township, NJ, 4.25% BANs, 5/8/1998 2,189,431
            1,000,000 Mercer County, NJ Improvement Authority Weekly VRDNs
            (Mercer 1,000,000
                      County, NJ Pooled Governmental Loan Program)/(Credit Suisse
                      First Boston LOC)
            1,500,000 Middlesex County, NJ PCFA Weekly VRDNs (FMC Gold                    1,500,000
                      Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
            2,220,000 Monroe Township, NJ, 4.375% BANs, 7/30/1998                         2,225,950
            2,637,087 Monroe Township, NJ, 4.50% BANs, 1/15/1998                          2,638,916

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEW JERSEY--CONTINUED
 $          1,200,000 New Brunswick, NJ, 3.875% BANs, 12/23/1997                     $    1,200,287
            1,100,000 New Jersey EDA Weekly VRDNs (Center-For-Aging - Applewood           1,100,000
                      Estates)/(Banque Paribas, Paris LOC)
            2,500,000 New Jersey EDA Weekly VRDNs (Franciscan Oaks)/(Bank of              2,500,000
                      Scotland, Edinburgh LOC)
            5,468,000 New Jersey EDA Weekly VRDNs (Meridan Health Care)/(First            5,468,000
                      National Bank of Maryland, Baltimore LOC)
            4,173,000 New Jersey EDA Weekly VRDNs (Molins Machines)/(Nationsbank,         4,173,000
                      N.A., Charlotte LOC)
            1,075,000 New Jersey EDA Weekly VRDNs (Nash Group)/(Chase Manhattan           1,075,000
                      Bank N.A., New York LOC)
            1,380,000 New Jersey EDA, (1994 Series A), 4.30% TOBs (A.F.L. Quality,        1,380,000
                      Inc.)/(Fleet Bank. N.A. LOC), Optional Tender 6/24/1998
            1,040,000 New Jersey EDA, (1994 Series B), 4.30% TOBs (Two Univac,            1,040,000
                      L.L.C.)/(Fleet Bank. N.A. LOC), Optional Tender 6/24/1998
            4,100,000 New Jersey EDA, (Series 1985) Weekly VRDNs (Seton Co.)/(First       4,100,000
                      Union National Bank, Charlotte, NC LOC)
            4,000,000 New Jersey EDA, (Series 1986) Weekly VRDNs (Ridgefield              4,000,000
                      Associates)/(Bank of Tokyo- Mitsubishi Ltd. LOC)
              300,000 New Jersey EDA, (Series 1987G) Weekly VRDNs (W.Y. Urban               300,000
                      Renewal)/(National Westminster Bank, PLC, London LOC)
            1,950,000 New Jersey EDA, (Series 1988-F) Weekly VRDNs (Lamington             1,950,000
                      Corners Associates)/ (First Union National Bank, North LOC)
            1,000,000 New Jersey EDA, (Series 1992D-1) Weekly VRDNs (Danlin               1,000,000
                      Corp.)/(Banque Nationale de Paris LOC)
            1,925,000 New Jersey EDA, (Series 1992I-1) Weekly VRDNs (Geshem               1,925,000
                      Realty)/(Banque Nationale de Paris LOC)
            1,401,000 New Jersey EDA, (Series 1995) Weekly VRDNs (Filtra                  1,401,000
                      Corporation Project)/(Chase Manhattan Bank N.A., New York
                      LOC)
            2,580,000 New Jersey EDA, (Series 1995) Weekly VRDNs (International           2,580,000
                      Vitamin Corporation Project)/ (National Westminster Bank,
                      PLC, London LOC)
            1,100,000 New Jersey EDA, (Series 1995) Weekly VRDNs (Manhattan Bagel         1,100,000
                      Co., Inc.)/(First Union National Bank, North LOC)
            4,845,000 New Jersey EDA, (Series 1996) Weekly VRDNs (R. Realty               4,845,000
                      Company)/(First Union National Bank, Charlotte, NC LOC)
            1,700,000 New Jersey EDA, (Series 1997) Weekly VRDNs (UJA Federation of       1,700,000
                      Bergan County and North Hudson, Inc.)/(Bank of New York, New
                      York LOC)
            2,585,000 New Jersey EDA, (Series 1997) Weekly VRDNs (Wood Hollow             2,585,000
                      Associates, L.L.C.)/(Corestates Bank N.A., Philadelphia, PA
                      LOC)

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEW JERSEY--CONTINUED
 $          1,450,000 New Jersey EDA, (Series A) Weekly VRDNs (325 Midland Avenue,   $    1,450,000
                      LLC & Wearbest Sil-Tex, Ltd.)/(Bank of New York, New York
                      LOC)
              590,000 New Jersey EDA, (Series B) Weekly VRDNs (325 Midland Avenue,          590,000
                      LLC & Wearbest Sil-Tex, Ltd.)/(Bank of New York, New York
                      LOC)
              950,000 New Jersey EDA, (Series B) Weekly VRDNs (Greater Trenton              950,000
                      CMHC, Inc.)/(Corestates N.J. National Bank, Ewing Township
                      LOC)
              900,000 New Jersey EDA, (Series D-1) Weekly VRDNs (The Hibbert                900,000
                      Company)/(Corestates N.J. National Bank, Ewing Township LOC)
              680,000 New Jersey EDA, (Series W) Weekly VRDNs (Datatec Industries,          680,000
                      Inc.)/(Banque Nationale de Paris LOC)
            2,815,000 New Jersey EDA, Economic Development Bonds Weekly VRDNs             2,815,000
                      (Atlantic States Cast Iron Pipe Co.)/(Amsouth Bank N.A.,
                      Birmingham LOC)
            4,800,000 New Jersey EDA, Port Facility Revenue Bonds (Series 1983)           4,800,000
                      Weekly VRDNs (Trailer Marine Transport Corp.)/(Chase
                      Manhattan Bank N.A., New York LOC)
           11,280,000 (b)New Jersey Housing & Mortgage Financing Authority, CDC          11,280,000
                      Municipal Products Class A Certificates (Series 1996B) Weekly
                      VRDNs (MBIA INS)/(CDC Municipal Products, Inc. LIQ)
            1,500,000 (b)New Jersey State Transportation Trust Fund Agency, Trust         1,500,000
                      Receipts (Series 1996-1) Weekly VRDNs (MBIA INS)/(Bank of New
                      York, New York LIQ)
            4,000,000 (b)New Jersey State, (CDC Series 1997L) Weekly VRDNs (CDC           4,000,000
                      Municipal Products, Inc. LIQ)
            4,100,000 New Jersey State, (Series Fiscal 1998A), 3.80% CP (Bank of          4,100,000
                      Nova Scotia, Toronto and Commerzbank AG, Frankfurt LIQs),
                      Mandatory Tender 1/20/1998
            2,203,300 Pine Hill Borough, NJ, (Series B), 3.96% BANs, 8/7/1998             2,204,263
            1,018,953 Point Pleasant, NJ, 4.375% BANs, 8/6/1998                           1,021,768
            1,021,244 Point Pleasant, NJ, 4.375% BANs, 9/17/1998                          1,024,475
           10,000,000 Port Authority of New York and New Jersey, (Series 1991-4)         10,000,000
                      Weekly VRDNs
            1,500,000 Stafford Township, NJ, 4.375% BANs, 5/15/1998                       1,502,114
            4,322,655 Washington Borough, NJ, 4.00% BANs, 12/12/1997                      4,324,057
            1,400,000 Washington Township, NJ, 4.10% BANs, 8/6/1998                       1,402,042
              833,132 Washington Township, NJ, 4.25% BANs, 12/19/1997                       833,603
                          TOTAL                                                         150,194,200

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--9.2%
 $         11,000,000 (b)ABN AMRO Chicago Corp. 1997A LeaseTOPS Trust Weekly VRDNs   $   10,314,009
                      (Commonwealth of Puerto Rico Municipal Revenues Collection
                      Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/ (State Street
                      Bank and Trust Co. LOC)
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
                           TOTAL                                                         15,314,009
                           TOTAL INVESTMENTS (AT AMORTIZED                            $ 165,508,209
                           COST)(C)

Securities that are subject to Alternative Minimum Tax represent 30.0% of the portfolio as calculated based upon total portfolio market value.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percent Based on Total Market Value (unaudited)

 FIRST TIER      SECOND TIER
    94.84%          5.16%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $37,460,000 which represents 22.4% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($166,945,139) at October 31, 1997.

The following acronyms are used throughout this portfolio: BANs --Bond Anticipation Notes CP --Commercial Paper EDA --Economic Development Authority INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCFA --Pollution Control Finance Authority PLC --Public Limited Company TOBs --Tender Option Bonds VRDNs --Variable Rate Demand Notes
     (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

NEW JERSEY MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  165,508,209
 Cash                                                                                       340,865
 Income receivable                                                                        1,495,539
   Total assets                                                                         167,344,613
 LIABILITIES:
 Payable for shares redeemed                                             $  25,512
 Income distribution payable                                               341,797
 Accrued expenses                                                           32,165
   Total liabilities                                                                        399,474
 Net Assets for 166,945,139 shares outstanding                                       $  166,945,139
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $112,406,741 / 112,406,741 shares outstanding                                                $1.00
 INSTITUTIONAL SERVICE SHARES:
 $54,538,398 / 54,538,398 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

NEW JERSEY MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 6,185,900
 EXPENSES:
 Investment advisory fee                                                   $   669,639
 Administrative personnel and services fee                                     155,000
 Custodian fees                                                                  9,282
 Transfer and dividend disbursing agent fees and expenses                       47,895
 Directors'/Trustees' fees                                                       2,363
 Auditing fees                                                                  13,044
 Legal fees                                                                      9,341
 Portfolio accounting fees                                                      59,942
 Distribution services fee--Institutional Service Shares                        38,943
 Shareholder services fee--Institutional Shares                                321,195
 Shareholder services fee--Institutional Service Shares                         97,357
 Share registration costs                                                       28,331
 Printing and postage                                                           14,027
 Insurance premiums                                                              3,704
 Taxes                                                                           2,680
 Miscellaneous                                                                   5,324
   Total expenses                                                            1,478,067
 Waivers --
   Waiver of investment advisory fee                         $ (176,158)
   Waiver of distribution services fee--Institutional           (38,943)
 Service Shares
   Waiver of shareholder services fee--Institutional Shares    (256,956)
   Waiver of shareholder services fee--Institutional            (38,943)
 Service Shares
     Total waivers                                                            (511,000)
       Net expenses                                                                         967,067
         Net investment income                                                          $ 5,218,833

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

NEW JERSEY MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     5,218,833  $     3,903,742
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                 (4,020,737)      (3,146,674)
   Institutional Service Shares                                         (1,198,096)        (757,068)
     Change in net assets resulting from distributions to               (5,218,833)      (3,903,742)
     shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          561,976,671      416,887,554
 Net asset value of shares issued to shareholders in payment of          1,135,725          630,451
 distributions declared
 Cost of shares redeemed                                              (540,696,148)    (389,750,630)
   Change in net assets resulting from share transactions               22,416,248       27,767,375
     Change in net assets                                               22,416,248       27,767,375
 NET ASSETS:
 Beginning of period                                                   144,528,891      116,761,516
 End of period                                                     $   166,945,139  $   144,528,891

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL CASH TRUST


OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of New Jersey Municipal Cash Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of New Jersey consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:
SECURITY                 ACQUISITION DATE   ACQUISITION COST
 Camden County, NJ Improvement              7/10/1996       $  4,900,000
 Authority
 Clipper New Jersey Tax-Exempt Trust        5/1/1996           4,780,000
 New Jersey Housing & Mortgage        4/22/1997 - 5/9/1997    11,280,000
 Financing Authority
 New Jersey State Transportation            8/22/1997          1,500,000
 Trust Fund Agency
 New Jersey State, (CDC Series 1997L        5/22/1997          4,000,000
 ABN AMRO Chicago Corp                      9/12/1997 -       11,000,000
                                           10/29/1997
USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $166,945,139.

Transactions in shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                       1997          1996
 Shares sold                                                             385,242,860       334,848,832
 Shares issued to shareholders in payment of distributions                   321,415           218,331
 declared
 Shares redeemed                                                        (388,879,537)     (306,289,398)
   Net change resulting from Institutional Share transactions             (3,315,262)       28,777,765
                                                                         YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SERVICE SHARES                                              1997             1996
Shares sold                                                              176,733,811         82,038,722
Shares issued to shareholders in payment of distributions declared           814,310            412,120
Shares redeemed                                                         (151,816,611)       (83,461,232)
Net change resulting from Institutional Service Share transactions        25,731,510         (1,010,390)
Net change resulting from share transactions                              22,416,248          27,767,375

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.10% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $330,405,000 and $307,795,000, respectively. GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 57.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 10.5% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (NEW JERSEY MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of New Jersey Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 11 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Jersey Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


NOTES

NOTES

[Graphic]

New Jersey Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment
Company


NEW JERSEY MUNICIPAL CASH TRUST INSTITUTIONAL SHARES Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com

Cusip 314229600
0100802A-IS (12/97)

[Graphic]


NEW JERSEY MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of New Jersey Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term New Jersey municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of New Jersey, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses 1 Financial Highlights--Institutional Service Shares 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 New Jersey Municipal Securities 5 Investment Risks 5 Investment Limitations 6 Fund Information 6 Management of the Fund 6 Distribution of Institutional Service Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial Institution 8 Purchasing Shares by Wire 8 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 9 Special Redemption Features 9 Account and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account Statements 10 Accounts with Low Balances 10 Voting Rights 10 Tax Information 10 Federal Income Tax 10 State and Local Taxes 10 Other Classes of Shares 11 Performance Information 11 Financial Highlights--Institutional Shares 12 Financial Statements 13 Report of Independent Public Accountants 23


SUMMARY OF FUND EXPENSES

                                          INSTITUTIONAL SERVICE SHARES
                                        SHAREHOLDER TRANSACTION EXPENSES

         Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
 percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
 None Redemption Fee (as a percentage of amount redeemed, if applicable) None
 Exchange Fee None
                                       ANNUAL OPERATING EXPENSES
                                 (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                             0.29%
 12b-1 Fee(2)                                                                                 0.00%
 Total Other Expenses                                                                         0.36%
     Shareholder Services Fee (after waiver)(3)                                       0.15%
 Total Operating Expenses(4)                                                                  0.65%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%

(2) The 12b-1 Fee has been reduced to reflect the voluntary waiver of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.10%.

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 0.96% absent the voluntary waivers of portions of the management fee and shareholder services fee and the voluntary waiver of the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $7
 3 Years                                                                                        $21
 5 Years                                                                                        $36
 10 Years                                                                                       $81

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                           YEAR ENDED OCTOBER 31, 1997
                     1997 1996 1995 1994 1993** 1992 1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00 $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03    0.03    0.03    0.02    0.02    0.03   0.04
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.03)  (0.03)  (0.03)  (0.02)  (0.02)  (0.03) (0.04)
 NET ASSET VALUE, END OF PERIOD              $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00 $ 1.00
 TOTAL RETURN(B)                              3.08%   3.07%   3.36%   2.16%   2.12%   2.86%  3.82%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                   0.65%   0.65%   0.65%   0.65%   0.56%   0.55% 0.35%*
   Net investment income                      3.08%   3.03%   3.28%   2.19%   2.08%   2.69% 4.11%*
   Expense waiver/reimbursement(c)            0.31%   0.37%   0.41%   0.41%   0.45%   0.51% 0.69%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)  $54,538 $28,807 $29,817 $36,704 $21,005 $26,844 $17,709

* Computed on an annualized basis.

** Prior to October 6, 1993, the fund provided three classes of shares.

(a) Reflects operations for the period from December 13,1990 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in an agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term New Jersey municipal securities. The Fund may not be a suitable investment for retirement plans or for non-New Jersey taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day
period is required.      The Fund attempts to stabilize the value of a share at
$1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of New Jersey and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and New Jersey state income tax imposed upon non-corporate taxpayers ("New Jersey Municipal Securities"). Examples of New Jersey Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in New Jersey Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying New Jersey Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain New Jersey Municipal Securities is subject to the federal alternative minimum tax.

NEW JERSEY MUNICIPAL SECURITIES

New Jersey Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

New Jersey Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of New Jersey Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on New Jersey Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New Jersey Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of New Jersey Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in New Jersey Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these New Jersey Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of New Jersey Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in New Jersey Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and
through 4,500 financial institutions nationwide.      Both the Trust and the
adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.10% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related
support services as agents for their clients or customers.      The Plan is a
compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under
the Plan.     In addition, the Fund has entered into a Shareholder Services
Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the
Fund and Federated Shareholder Services.      SUPPLEMENTAL PAYMENTS TO FINANCIAL
INSTITUTIONS     In addition to payments made pursuant to the Shareholder
Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment
adviser or its affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES     Shares
are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment
requirements on their customers.      In connection with any sale, Federated
Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: New Jersey Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement. PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: New Jersey Municipal Cash Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or
fraudulent telephone instructions.     In the event of drastic economic or
market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified. REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Fleet Securities Corp., Rochester, New York, owned 35.38% of the voting securities of the Institutional Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.
     TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than New Jersey. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

NEW JERSEY TAXES

Under existing New Jersey laws, distributions made by the Fund will not be subject to New Jersey income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest or gain from obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey; or (ii) interest or gain from obligations (such as obligations of the United States) that are statutorily free from New Jersey taxation under federal or New Jersey state laws. Conversely, to the extent that distributions by the Fund are attributable to other types of obligations, such distributions will be subject to New Jersey income taxes. Distributions received by a corporate shareholder from the Fund will not be exempt from New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial investment of $25,000, over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                                                          YEAR ENDED OCTOBER 31, 1997
                                             1997     1996    1995    1994   1993**   1992  1991(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00  $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03     0.03    0.03   0.02    0.02    0.03    0.04
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.03)   (0.03)  (0.03) (0.02)  (0.02)  (0.03)  (0.04)
 NET ASSET VALUE, END OF PERIOD              $ 1.00   $ 1.00  $ 1.00 $ 1.00  $ 1.00  $ 1.00  $ 1.00
 TOTAL RETURN(B)                              3.18%    3.17%   3.46%  2.26%   2.22%   2.96%   3.87%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                   0.55%    0.55%   0.55%  0.54%   0.46%   0.45%  0.27%*
   Net investment income                      3.13%    3.13%   3.41%  2.22%   2.19%   2.86%  4.19%*
   Expense waiver/reimbursement(c)            0.31%    0.37%   0.41%  0.39%   0.45%   0.51%  0.67%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted) $112,407 $115,722 $86,944 $62,984$66,346 $57,657 $39,423

* Computed on an annualized basis.

** Prior to October 6, 1993, the fund provided three classes of shares.

(a) Reflects operations for the period from December 13,1990 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

NEW JERSEY MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.2%
 NEW JERSEY--90.0%
 $            700,000 Atlantic County, NJ Improvement Authority Weekly VRDNs         $      700,000
                      (Marine Midland Bank N.A., Buffalo, NY LOC)
            1,255,000 Atlantic Highlands, NJ, 4.125% BANs, 12/29/1997                     1,255,816
            2,400,000 Berlin Township, NJ, 4.125% BANs, 6/25/1998                         2,403,352
            3,285,000 Burlington, NJ, (Series 1997), 4.25% BANs, 10/20/1998               3,294,143
            1,710,000 Camden County, NJ Improvement Authority, (Series 1995) Weekly       1,710,000
                      VRDNs (Jewish Federation of Southern Jersey, Inc.)/(National
                      Westminster Bank, PLC, London LOC)
            4,900,000 (b)Camden County, NJ Improvement Authority, (Series 1996)           4,900,000
                      Weekly VRDNs (Parkview Redevelopment Housing
                      Project)/(General Electric Capital Corp. LOC)
            4,780,000 (b)Clipper New Jersey Tax-Exempt Trust, (Series 1996-2)             4,780,000
                      Weekly VRDNs (New Jersey Housing & Mortgage Financing
                      Authority)/(MBIA INS)/(State Street Bank and Trust Co. LIQ)
            1,099,900 Colts Neck Township, NJ, (Series 1997A), 4.00% BANs,                1,100,914
                      2/27/1998
            1,950,000 Cumberland, NJ Regional School District Board of Education,         1,950,626
                      4.375% BANs, 12/15/1997
            1,078,010 Franklin Township, NJ, 4.25% BANs, 8/19/1998                        1,080,897
            1,256,000 Green Township, NJ, 4.00% BANs, 1/22/1998                           1,256,406
            1,581,598 Haddonfield, NJ, 4.45% BANs, 6/5/1998                               1,585,915
            1,275,000 Hammonton, NJ, 4.00% BANs, 11/26/1997                               1,275,252
            1,000,000 Harrison, NJ, 4.25% BANs, 5/28/1998                                 1,001,630
            3,844,018 High Bridge Borough, NJ, 4.375% BANs, 9/4/1998                      3,855,657
            3,884,515 Jefferson Township, NJ, (Series 1997A), 4.00% BANs, 2/20/1998       3,887,929
            2,000,000 Longport, NJ, 4.15% BANs, 1/28/1998                                 2,001,164
            1,800,000 Manchester Township, NJ, (Series 1996C), 4.25% BANs,                1,800,593
                      11/26/1997
            2,185,593 Maple Shade Township, NJ, 4.25% BANs, 5/8/1998 2,189,431
            1,000,000 Mercer County, NJ Improvement Authority Weekly VRDNs
            (Mercer 1,000,000
                      County, NJ Pooled Governmental Loan Program)/(Credit Suisse
                      First Boston LOC)
            1,500,000 Middlesex County, NJ PCFA Weekly VRDNs (FMC Gold                    1,500,000
                      Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
            2,220,000 Monroe Township, NJ, 4.375% BANs, 7/30/1998                         2,225,950
            2,637,087 Monroe Township, NJ, 4.50% BANs, 1/15/1998                          2,638,916

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEW JERSEY--CONTINUED
 $          1,200,000 New Brunswick, NJ, 3.875% BANs, 12/23/1997                     $    1,200,287
            1,100,000 New Jersey EDA Weekly VRDNs (Center-For-Aging - Applewood           1,100,000
                      Estates)/(Banque Paribas, Paris LOC)
            2,500,000 New Jersey EDA Weekly VRDNs (Franciscan Oaks)/(Bank of              2,500,000
                      Scotland, Edinburgh LOC)
            5,468,000 New Jersey EDA Weekly VRDNs (Meridan Health Care)/(First            5,468,000
                      National Bank of Maryland, Baltimore LOC)
            4,173,000 New Jersey EDA Weekly VRDNs (Molins Machines)/(Nationsbank,         4,173,000
                      N.A., Charlotte LOC)
            1,075,000 New Jersey EDA Weekly VRDNs (Nash Group)/(Chase Manhattan           1,075,000
                      Bank N.A., New York LOC)
            1,380,000 New Jersey EDA, (1994 Series A), 4.30% TOBs (A.F.L. Quality,        1,380,000
                      Inc.)/(Fleet Bank. N.A. LOC), Optional Tender 6/24/1998
            1,040,000 New Jersey EDA, (1994 Series B), 4.30% TOBs (Two Univac,            1,040,000
                      L.L.C.)/(Fleet Bank. N.A. LOC), Optional Tender 6/24/1998
            4,100,000 New Jersey EDA, (Series 1985) Weekly VRDNs (Seton Co.)/(First       4,100,000
                      Union National Bank, Charlotte, NC LOC)
            4,000,000 New Jersey EDA, (Series 1986) Weekly VRDNs (Ridgefield              4,000,000
                      Associates)/(Bank of Tokyo- Mitsubishi Ltd. LOC)
              300,000 New Jersey EDA, (Series 1987G) Weekly VRDNs (W.Y. Urban               300,000
                      Renewal)/(National Westminster Bank, PLC, London LOC)
            1,950,000 New Jersey EDA, (Series 1988-F) Weekly VRDNs (Lamington             1,950,000
                      Corners Associates)/ (First Union National Bank, North LOC)
            1,000,000 New Jersey EDA, (Series 1992D-1) Weekly VRDNs (Danlin               1,000,000
                      Corp.)/(Banque Nationale de Paris LOC)
            1,925,000 New Jersey EDA, (Series 1992I-1) Weekly VRDNs (Geshem               1,925,000
                      Realty)/(Banque Nationale de Paris LOC)
            1,401,000 New Jersey EDA, (Series 1995) Weekly VRDNs (Filtra                  1,401,000
                      Corporation Project)/(Chase Manhattan Bank N.A., New York
                      LOC)
            2,580,000 New Jersey EDA, (Series 1995) Weekly VRDNs (International           2,580,000
                      Vitamin Corporation Project)/ (National Westminster Bank,
                      PLC, London LOC)
            1,100,000 New Jersey EDA, (Series 1995) Weekly VRDNs (Manhattan Bagel         1,100,000
                      Co., Inc.)/(First Union National Bank, North LOC)
            4,845,000 New Jersey EDA, (Series 1996) Weekly VRDNs (R. Realty               4,845,000
                      Company)/(First Union National Bank, Charlotte, NC LOC)
            1,700,000 New Jersey EDA, (Series 1997) Weekly VRDNs (UJA Federation of       1,700,000
                      Bergan County and North Hudson, Inc.)/(Bank of New York, New
                      York LOC)
            2,585,000 New Jersey EDA, (Series 1997) Weekly VRDNs (Wood Hollow             2,585,000
                      Associates, L.L.C.)/(Corestates Bank N.A., Philadelphia, PA
                      LOC)

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEW JERSEY--CONTINUED
 $          1,450,000 New Jersey EDA, (Series A) Weekly VRDNs (325 Midland Avenue,   $    1,450,000
                      LLC & Wearbest Sil-Tex, Ltd.)/(Bank of New York, New York
                      LOC)
              590,000 New Jersey EDA, (Series B) Weekly VRDNs (325 Midland Avenue,          590,000
                      LLC & Wearbest Sil-Tex, Ltd.)/(Bank of New York, New York
                      LOC)
              950,000 New Jersey EDA, (Series B) Weekly VRDNs (Greater Trenton              950,000
                      CMHC, Inc.)/(Corestates N.J. National Bank, Ewing Township
                      LOC)
              900,000 New Jersey EDA, (Series D-1) Weekly VRDNs (The Hibbert                900,000
                      Company)/(Corestates N.J. National Bank, Ewing Township LOC)
              680,000 New Jersey EDA, (Series W) Weekly VRDNs (Datatec Industries,          680,000
                      Inc.)/(Banque Nationale de Paris LOC)
            2,815,000 New Jersey EDA, Economic Development Bonds Weekly VRDNs             2,815,000
                      (Atlantic States Cast Iron Pipe Co.)/(Amsouth Bank N.A.,
                      Birmingham LOC)
            4,800,000 New Jersey EDA, Port Facility Revenue Bonds (Series 1983)           4,800,000
                      Weekly VRDNs (Trailer Marine Transport Corp.)/(Chase
                      Manhattan Bank N.A., New York LOC)
           11,280,000 (b)New Jersey Housing & Mortgage Financing Authority, CDC          11,280,000
                      Municipal Products Class A Certificates (Series 1996B) Weekly
                      VRDNs (MBIA INS)/(CDC Municipal Products, Inc. LIQ)
            1,500,000 (b)New Jersey State Transportation Trust Fund Agency, Trust         1,500,000
                      Receipts (Series 1996-1) Weekly VRDNs (MBIA INS)/(Bank of New
                      York, New York LIQ)
            4,000,000 (b)New Jersey State, (CDC Series 1997L) Weekly VRDNs (CDC           4,000,000
                      Municipal Products, Inc. LIQ)
            4,100,000 New Jersey State, (Series Fiscal 1998A), 3.80% CP (Bank of          4,100,000
                      Nova Scotia, Toronto and Commerzbank AG, Frankfurt LIQs),
                      Mandatory Tender 1/20/1998
            2,203,300 Pine Hill Borough, NJ, (Series B), 3.96% BANs, 8/7/1998             2,204,263
            1,018,953 Point Pleasant, NJ, 4.375% BANs, 8/6/1998                           1,021,768
            1,021,244 Point Pleasant, NJ, 4.375% BANs, 9/17/1998                          1,024,475
           10,000,000 Port Authority of New York and New Jersey, (Series 1991-4)         10,000,000
                      Weekly VRDNs
            1,500,000 Stafford Township, NJ, 4.375% BANs, 5/15/1998                       1,502,114
            4,322,655 Washington Borough, NJ, 4.00% BANs, 12/12/1997                      4,324,057
            1,400,000 Washington Township, NJ, 4.10% BANs, 8/6/1998                       1,402,042
              833,132 Washington Township, NJ, 4.25% BANs, 12/19/1997                       833,603
                          TOTAL                                                         150,194,200

NEW JERSEY MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--9.2%
 $         11,000,000 (b)ABN AMRO Chicago Corp. 1997A LeaseTOPS Trust Weekly VRDNs   $   10,314,009
                      (Commonwealth of Puerto Rico Municipal Revenues Collection
                      Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/ (State Street
                      Bank and Trust Co. LOC)
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
                          TOTAL                                                          15,314,009
                          TOTAL INVESTMENTS (AT AMORTIZED                             $ 165,508,209
                          COST)(C)

Securities that are subject to Alternative Minimum Tax represent 30.0% of the portfolio as calculated based upon total portfolio market value.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percent Based on Total Market Value (unaudited)

 FIRST TIER    SECOND TIER
    94.84%        5.16%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $37,460,000 which represents 22.4% of net assets.

( c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($166,945,139) at October 31, 1997.

The following acronyms are used throughout this portfolio: BANs --Bond Anticipation Notes CP --Commercial Paper EDA --Economic Development Authority INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCFA --Pollution Control Finance Authority PLC --Public Limited Company TOBs --Tender Option Bonds VRDNs --Variable Rate Demand Notes
     (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

NEW JERSEY MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  165,508,209
 Cash                                                                                       340,865
 Income receivable                                                                        1,495,539
   Total assets                                                                         167,344,613
 LIABILITIES:
 Payable for shares redeemed                                             $  25,512
 Income distribution payable                                               341,797
 Accrued expenses                                                           32,165
   Total liabilities                                                                        399,474
 Net Assets for 166,945,139 shares outstanding                                       $  166,945,139
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $112,406,741 / 112,406,741 shares outstanding                                                $1.00
 INSTITUTIONAL SERVICE SHARES:
 $54,538,398 / 54,538,398 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

NEW JERSEY MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 6,185,900
 EXPENSES:
 Investment advisory fee                                                   $   669,639
 Administrative personnel and services fee                                     155,000
 Custodian fees                                                                  9,282
 Transfer and dividend disbursing agent fees and expenses                       47,895
 Directors'/Trustees' fees                                                       2,363
 Auditing fees                                                                  13,044
 Legal fees                                                                      9,341
 Portfolio accounting fees                                                      59,942
 Distribution services fee--Institutional Service Shares                        38,943
 Shareholder services fee--Institutional Shares                                321,195
 Shareholder services fee--Institutional Service Shares                         97,357
 Share registration costs                                                       28,331
 Printing and postage                                                           14,027
 Insurance premiums                                                              3,704
 Taxes                                                                           2,680
 Miscellaneous                                                                   5,324
   Total expenses                                                            1,478,067
 Waivers --
   Waiver of investment advisory fee                         $ (176,158)
   Waiver of distribution services fee--Institutional           (38,943)
 Service Shares
   Waiver of shareholder services fee--Institutional Shares    (256,956)
   Waiver of shareholder services fee--Institutional            (38,943)
 Service Shares
     Total waivers                                                            (511,000)
       Net expenses                                                                         967,067
         Net investment income                                                          $ 5,218,833

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

NEW JERSEY MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     5,218,833  $     3,903,742
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                 (4,020,737)      (3,146,674)
   Institutional Service Shares                                         (1,198,096)        (757,068)
     Change in net assets resulting from distributions to               (5,218,833)      (3,903,742)
     shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          561,976,671      416,887,554
 Net asset value of shares issued to shareholders in payment of          1,135,725          630,451
 distributions declared
 Cost of shares redeemed                                              (540,696,148)    (389,750,630)
   Change in net assets resulting from share transactions               22,416,248       27,767,375
     Change in net assets                                               22,416,248       27,767,375
 NET ASSETS:
 Beginning of period                                                   144,528,891      116,761,516
 End of period                                                     $   166,945,139  $   144,528,891

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPAL CASH TRUST


OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of New Jersey Municipal Cash Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the regular personal income taxes imposed by the State of New Jersey consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

SECURITY ACQUISITION DATE ACQUISITION COST Camden County, NJ Improvement
 7/10/1996 $ 4,900,000 Authority Clipper New Jersey Tax-Exempt Trust 5/1/1996 4,780,000 New Jersey Housing & Mortgage 4/22/1997 - 5/9/1997 11,280,000
 Financing Authority New Jersey State Transportation 8/22/1997 1,500,000 Trust Fund Agency New Jersey State, (CDC Series 1997L 5/22/1997 4,000,000 ABN AMRO Chicago Corp 9/12/1997 - 11,000,000
                                          10/29/1997

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $166,945,139.
Transactions in shares were as follows:
                                                                        YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                       1997          1996
 Shares sold                                                             385,242,860       334,848,832
 Shares issued to shareholders in payment of distributions                   321,415           218,331
 declared
 Shares redeemed                                                        (388,879,537)     (306,289,398)
   Net change resulting from Institutional Share transactions             (3,315,262)       28,777,765
                                                                         YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SERVICE SHARES                                              1997             1996
Shares sold                                                              176,733,811         82,038,722
Shares issued to shareholders in payment of distributions declared           814,310            412,120
Shares redeemed                                                         (151,816,611)       (83,461,232)
Net change resulting from Institutional Service Share transactions        25,731,510         (1,010,390)
Net change resulting from share transactions                              22,416,248          27,767,375

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.10% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $330,405,000 and $307,795,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 57.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 10.5% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (NEW JERSEY MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of New Jersey Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Jersey Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


NOTES

[Graphic]

New Jersey Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company


NEW JERSEY MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


[Graphic]
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com


Cusip 314229709
0100802A-SS (12/97)

[Graphic]

NEW JERSEY MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SERVICE SHARES

INSTITUTIONAL SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of New Jersey Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

NEW JERSEY MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

Cusip 314229709

0100802B (12/97)

[Graphic]

TABLE OF CONTENTS

 INVESTMENT POLICIES 1 Acceptable Investments 1 Participation Interests 1 Municipal Leases 1 Ratings 1 When-Issued and Delayed Delivery Transactions 1 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Credit Enhancement 2 Investing in Securities of Other Investment Companies 2 NEW JERSEY INVESTMENT RISKS 2 INVESTMENT LIMITATIONS 3 Selling Short and Buying on Margin 3 Issuing Senior Securities and Borrowing Money 3 Pledging Assets 3 Lending Cash or Securities 3 Investing in Commodities 3 Investing in Real Estate 3 Underwriting 4 Concentration of Investments 4 Investing in Illiquid Securities 4 Investing for Control 4 Investing in Options 4 Regulatory Compliance 4 FEDERATED MUNICIPAL TRUST MANAGEMENT 4 Share Ownership 8 Trustee Compensation 9 Trustee Liability 9 INVESTMENT ADVISORY SERVICES 10 Investment Adviser 10 Advisory Fees 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 10 Fund Administration 10 Custodian and Portfolio Accountant 10 Transfer Agent 11 Independent Public Accountants 11 Distribution Plan and Shareholder Services 11 DETERMINING NET ASSET VALUE 11 REDEMPTION IN KIND 12 MASSACHUSETTS PARTNERSHIP LAW 12 THE FUND'S TAX STATUS 12 PERFORMANCE INFORMATION 12 Yield 12 Effective Yield 12 Tax-Equivalent Yield 13 Tax-Equivalency Table 13 Total Return 14 Performance Comparisons 14 Economic and Market Information 15 ABOUT FEDERATED INVESTORS 15 Mutual Fund Market 15 Institutional Clients 15 Bank Marketing 15 Broker/Dealers and Bank Broker/Dealer Subsidiaries 15 APPENDIX 16


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines
established by the Trustees.      REVERSE REPURCHASE AGREEMENTS     The Fund may
also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.
     CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

NEW JERSEY INVESTMENT RISKS

The Fund invests in obligations of New Jersey (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a
complete description of all relevant information.     The New Jersey economy is
diversified with large retail trade and service sectors and many headquarters of large U.S. corporations. Employment levels have recovered from the losses incurred in the 1989-1992 recession. Since October 1992, total employment has increased by nearly 7%.The unemployment rate declined from 8.6% to 5.2%, during this same period. New Jersey's wealth indicators rank among the highest in the nation. In 1996, the State's personal per capita income ranked third in the nation, 28.3% above the national average.

A new fiscal policy has emerged in New Jersey. In an attempt to spur economic growth, income tax reductions totaling 30% for most individuals were phased in over a three-year period. For fiscal years 1995-1998, appropriations were budgeted to increase by 1%. Given lower tax revenue levels, expenditure reductions will continue to be key to balancing the budget. This low level growth can only be accomplished by significantly curtailing the State's fastest growing Budget items--Medicaid and corrections. The state faces the additional challenge of managing Federal welfare reform. In any fiscal scenario, the State's credit picture is greatly helped by strong cash reserves. In recent years, the State has maintained cash basis year-end balances exceeding 5% of revenues. For fiscal year 1997, the closing balance is expected to be just under $1.1 billion, an increase of $196 over the closing fiscal year 1996 balance.

New Jersey's debt structure was dramatically changed in 1997 when the state issued $2.75 billion in bonds to fund its unfunded pension liability. This transaction increased the state's debt service expense but eliminated its unfunded pension fund contribution. This issue reduced the state's financial flexibility by substituting a relatively flexible obligation, an actuarial estimate, with a more rigid obligation, a debt service payment. In addition, annual expenses could increase if the return on invested bond proceeds is less than interest rate of the bonds. New Jersey's overall tax-supported debt ratios are $1,500 per capita and 5% of personal income.

The overall credit quality of the State is further demonstrated by its debt ratings. New Jersey maintains an Aa1 rating from Moody's Investors Service, Inc. S&P rates the State AA+.

The Fund's concentration in municipal securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued New Jersey municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations and its Declaration of Trust.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by
these money market instruments, such as repurchase agreements.      The above
limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days notice.


INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund:
1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT
Funds; and World Investment Series, Inc.      SHARE OWNERSHIP     Officers and
Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the New Jersey Municipal Cash Trust:
Fleet Securities Corp., Rochester, New York, owned approximately 41,697,832 shares (35.38%); United National Bank, Bridgewater, New Jersey, owned approximately 20,033,476 shares (17.00%); Corestates Bank N.A., Philadelphia, Pennsylvania, owned approximately 15,124,700 shares (12.83%); Tellson & Co., Peapack Gladstone Bank, Gladstone, New Jersey, owned approximately 14,552,598 shares (12.35%); Fiduciary Trust Co. International, for the exclusive benefit of its customers, New York, New York, owned approximately 10,946,500 shares (9.29%); and The Bopac Company, Valley National Bank, Clifton, New Jersey, owned approximately 8,216,430 shares (6.97%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the New Jersey Municipal Cash
Trust: Managed Healthcare System of New Jersey, New York, New York, owned approximately 14,119,738 shares (24.88%); Fiduciary Trust Co. International, for the exclusive benefit of its customers, New York, New York, owned approximately 8,156,500 shares (14.37%); First Union National Bank, Charlotte, North Carolina, owned approximately 5,393,955 shares (9.51%); Randor Alloys, Inc., Cranbury, New Jersey, owned approximately 4,763,940 shares (8.40%); and Aztec Consulting Services, Inc., Fort Lee, New Jersey, owned approximately 3,398,521 shares (5.99%).

TRUSTEE COMPENSATION

                        AGGREGATE
 NAME,                  COMPENSATION
 POSITION WITH          FROM         TOTAL COMPENSATION PAID
 TRUST                  TRUST*#      FROM FUND COMPLEX+

 John F. Donahue        $0           $0 for the Trust and
 Chairman and Trustee                56 other investment companies in the
                                     Fund Complex
 Thomas G. Bigley       $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John T. Conroy, Jr.    $3,934       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 William J. Copeland    $3,934       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Glen R. Johnson        $0           $0 for the Trust and President and
 Trustee                             8 other investment companies in the
                                     Fund Complex
 James E. Dowd          $3,934       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Lawrence D. Ellis,
 M.D.                   $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Edward L. Flaherty,
 Jr.                    $3,934       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Peter E. Madden        $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John E. Murray, Jr.    $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Wesley W. Posvar       $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Marjorie P. Smuts      $3,611       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex

* Information is furnished for the fiscal year ended December 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $669,639, $501,943, and $431,160, respectively, of which $176,158, $215,343, and $228,371, respectively, were
waived.      BROKERAGE TRANSACTIONS     When selecting brokers and dealers to
handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no
brokerage commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $155,000, $155,108,
and $155,000, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

With respect to Institutional Service Shares, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to Institutional Shares and Institutional Service Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.     By adopting the Plan,
the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund 's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of
redemptions and sales.      Other benefits, which may be realized under either
arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to
shareholders' requests and inquiries concerning their accounts.     For the
fiscal year ended October 31, 1997, payments in the amount of $38,943 were made pursuant to the Plan for Institutional Service Shares, none of which was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, the Fund paid shareholder service fees for Institutional Shares and Institutional Service Shares in the amounts of $321,195, and $97,357, respectively, of which $64,239 and $58,414, respectively, were paid to financial
institutions.      DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining
net asset value.      REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     For the seven-day period ended October 31, 1997, the yield for
Institutional Shares and Institutional Service Shares was 3.20% and 3.10%,
respectively.      EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th
power; and subtracting 1 from the result.     For the seven-day period ended
October 31, 1997, the effective yield for Institutional Shares and Institutional
Service Shares was 3.26 and 3.15%, respectively.      TAX-EQUIVALENT YIELD
The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 45.97% tax rate (the maximum combined effective federal and state rates for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yield for Institutional Shares and Institutional Service Shares was 5.92% and 5.74%,
respectively.      TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

              TAXABLE YIELD EQUIVALENT FOR 1997

STATE OF NEW JERSEY
                     SINGLE RETURN
 TAX BRACKET: FEDERAL
             15.00%     28.00%     31.00%     36.00%     39.60%
 COMBINED FEDERAL AND STATE
             16.75%     33.53%     37.37%     42.37%     45.97%
 SINGLE       $1-      $24,651-   $59,751-   $124,651-   OVER
 RETURN      24,650     59,750     124,650    271,050  $271,050
 TAX-EXEMPT YIELD       TAXABLE YIELD EQUIVALENT
 1.50%         1.80%    2.26%    2.40%     2.60%     2.78%
 2.00%         2.40%    3.01%    3.19%     3.47%     3.70%
 2.50%         3.00%    3.76%    3.99%     4.34%     4.63%
 3.00%         3.60%    4.51%    4.79%     5.21%     5.55%
 3.50%         4.20%    5.27%    5.59%     6.07%     6.48%
 4.00%         4.80%    6.02%    6.39%     6.94%     7.40%
 4.50%         5.41%    6.77%    7.19%     7.81%     8.33%
 5.00%         6.01%    7.52%    7.98%     8.68%     9.25%
 5.50%         6.61%    8.27%    8.78%     9.54%    10.18%
 6.00%         7.21%    9.03%    9.58%    10.41%    11.10%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

                   TAXABLE YIELD EQUIVALENT FOR 1997
                       STATE OF NEW JERSEY
                         MARRIED FILING JOINT
 TAX BRACKET: FEDERAL
             15.00%     28.00%     31.00%     36.00%      39.60%
 COMBINED FEDERAL AND STATE
             16.75%     33.53%     37.37%     42.37%      45.97%
 JOINT         $1-    $41,201-    $99,601-   $151,751-    OVER
 RETURN      41,200    99,600     151,750     271,050    $271,050
 TAX-EXEMPT YIELD         TAXABLE YIELD EQUIVALENT
 1.50%        1.80%     2.26%     2.40%       2.60%       2.78%
 2.00%        2.40%     3.01%     3.19%       3.47%       3.70%
 2.50%        3.00%     3.76%     3.99%       4.34%       4.63%
 3.00%        3.60%     4.51%     4.79%       5.21%       5.55%
 3.50%        4.20%     5.27%     5.59%       6.07%       6.48%
 4.00%        4.80%     6.02%     6.39%       6.94%       7.40%
 4.50%        5.41%     6.77%     7.19%       7.81%       8.33%
 5.00%        6.01%     7.52%     7.98%       8.68%       9.25%
 5.50%        6.61%     8.27%     8.78%       9.54%      10.18%
 6.00%        7.21%     9.03%     9.58%      10.41%      11.10%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The charts above are for illustrative purposes only. They are not indicators of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.


TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     For the one-year
and five-year periods ended October 31, 1997, and for the period from December 13, 1990 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.18%, 2.86%, and 3.07%, respectively, for Institutional Shares, and were 3.08%, 2.76%, and 2.97%, respectively, for
Institutional Service Shares.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

MOODY'S INVESTORS SERVICE INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

OHIO MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Cash II Shares

PROSPECTUS

The Cash II Shares of Ohio Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Ohio municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Ohio, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated December 31, 1997



TABLE OF CONTENTS


Summary of Fund Expenses                                          1

Financial Highlights - Cash II Shares                       2

General Information                                                     3

Investment Information                                                  3
Investment Objective                                              3
Investment Policies                                               3
Ohio Municipal Securities                                         5
Investment Risks                                                  5
Investment Limitations                                            5

Fund Information                                                        6
Management of the Fund                                            6
Distribution of Cash II Shares                                    6
Administration of the Fund                                        7

Net Asset Value                                                         7

How to Purchase Shares                                                  7
Purchasing Shares Through a Financial Institution     7
Purchasing Shares by Wire                                         8
Purchasing Shares by Check                                      8
Special Purchase Features                                         8

How to Redeem Shares                                                    8
Redeeming Shares Through a Financial Institution      8
Redeeming Shares by Telephone                               8
Redeeming Shares by Mail                                          9
Special Redemption Features                                       9

Account and Share Information                               9
Dividends                                                         9
Capital Gains                                                     9
Confirmations and Account Statements                        9
Accounts with Low Balances                                        9
Voting Rights                                                     9

Tax Information                                                   10
Federal Income Tax                                                10
State and Local Taxes                                             10

Other Classes of Shares                                           11

Performance Information                                           11

Financial Highlights - Institutional Service Shares         12

Financial Highlights - Institutional Shares                 13

Financial Statements                                              14

Report of Independent Public Accountants                    29






                                   SUMMARY OF FUND EXPENSES

                                        CASH II SHARES
                                SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                  None
Contingent Deferred Sales Charge (as a percentage
  of original purchase price or redemption proceeds, as applicable)                    None
Redemption Fee (as a percentage of amount redeemed, if applicable)                     None
Exchange Fee                                                                           None

                                  ANNUAL OPERATING EXPENSES
                           (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                      0.17%
12b-1 Fee (after waiver)(2)                                                           0.25%
Total Other Expenses                                                                  0.45%
Shareholder Services Fee                                                              0.25%
Total Operating Expenses (after waivers)(3)                                           0.87%



(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.30%.

(3) The total operating expenses would have been 1.15% absent the voluntary waivers of portions of the management fee and 12b-1 fee.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Cash II Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                                $  9

3 Years                                                                               $ 28

5 Years                                                                               $ 48

10 Years                                                                              $107


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.







                               FINANCIAL HIGHLIGHTS - CASH II SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                     YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------------
                                             1997      1996      1995      1994      1993      1992    1991(A)
                                           -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00      $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                          0.03      0.03      0.03      0.02      0.02      0.03     0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income      (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.02)
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $1.00     $1.00    $1.00      $1.00     $1.00     $1.00     $1.00
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                                2.98%     2.96%     3.30%     2.10%     2.02%     2.90%     2.27%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                       0.87%     0.87%     0.87%     0.85%     0.78%     0.76%     0.63%*
-----------------------------------------
Net investment income                          2.94%     2.92%     3.25%     2.09%     2.01%     2.86%     4.18%*
-----------------------------------------
Expense waiver/reimbursement(c)                0.28%     0.31%     0.29%     0.24%     0.19%     0.25%     0.34%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)    $245,329  $206,149  $188,234  $156,051  $127,017  $133,877   $94,081
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known Institutional Service Shares, Cash II Shares, and Institutional Shares. This prospectus relates only to Cash II Shares of the Fund, which are designed primarily for retail customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Ohio municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Ohio taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities ("Ohio Municipal Securities"). Examples of Ohio Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Ohio Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Ohio Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT



Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.



DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.



TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Ohio Municipal Securities is subject to the federal alternative minimum tax.

OHIO MUNICIPAL SECURITIES

Ohio Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Ohio Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Ohio Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Ohio Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Ohio Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Ohio Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Ohio Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Ohio Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in Ohio Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS



The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval. The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.



FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF CASH II SHARES

Federated Securities Corp. is the principal distributor for Cash II Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES



Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.30% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

MAXIMUM            AVERAGE AGGREGATE
  FEE              DAILY NET ASSETS
-------  -------------------------------------
 0.15% on the first $250 million 0.125% on the next $250 million 0.10% on the next $250 million 0.075% on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash II Shares from the value of Fund assets attributable to Cash II Shares, and dividing the remainder by the number of Cash II Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.



In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Ohio Municipal Cash Trust - Cash II Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Ohio Municipal Cash Trust - Cash II Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION



Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.



REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS



Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of November 24, 1997, Parcol & Co., Oaks, Pennsylvania, owned 48.95% of the voting securities of the Institutional Service Shares of the Fund; Gradison & Company, Inc., for the exclusive benefit of its customers, Cincinnati, Ohio, owned 78.38% of the voting securities of the Cash II Shares of the Fund; and Panabco, Newark, Ohio, owned 29.24% of the voting securities of the Institutional Shares of the Fund. These companies may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Ohio. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OHIO TAXES

Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest or dividends from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which are exempt from state income tax under federal laws. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Ohio individual income taxes.

Distributions made by the Fund will not be subject to Ohio corporation franchise tax to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States, which is included in federal taxable income and which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio law to levy a tax on intangible income).

OTHER CLASSES OF SHARES



The Fund also offers two other classes of shares called Institutional Service Shares and Institutional Shares. Both Institutional Service Shares and Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and both are subject to a minimum initial investment of $25,000 over a 90-day period.

All classes are subject to certain of the same expenses.

Institutional Service Shares and Institutional Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.






                                         FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                              YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------------
                                                      1997      1996      1995      1994     1993      1992     1991(A)
                                                      -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
OF PERIOD                           $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
-----------------------------------------
Net investment income                           0.03      0.03      0.04      0.02      0.02      0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment
income                              (0.03)    (0.03)    (0.04)    (0.02     (0.02)    (0.03)    (0.02)
------------------------------------------      -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------------------      -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                                 3.29%    3.27%    3.61%    2.41%    2.33%    3.21%   2.40%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                                    0.57%    0.57%    0.57%    0.55%    0.48%    0.46%    0.35%*
-----------------------------------------
Net investment income                                 3.25%    3.23%    3.56%    2.36%    2.30%    3.10%    4.46%*
-----------------------------------------
Expense waiver/reimbursement(c)                 0.28%    0.31%    0.29%    0.07%    0.19%    0.25%    0.32%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)         $80,619   $59,721   $72,931   $62,499   $81,748   $74,342  $44,771
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






                          FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                  YEAR ENDED
                                   OCTOBER 31,
                                                            -------------------
                                                            1997     1996(A)
                                                            --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                                       0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income        (0.03)    (0.02)
-----------------------------------------             -------   -------
NET ASSET VALUE, END OF PERIOD                 $1.00     $1.00
-----------------------------------------             -------   -------
TOTAL RETURN(B)                                             3.49%     2.22%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                                          0.37%     0.37%*
-----------------------------------------
Net investment income                                       3.40%     3.38%*
-----------------------------------------
Expense waiver/reimbursement(c)                       0.48%     0.51%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)               $55,710   $72,680
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from March 5, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





                                        PORTFOLIO OF INVESTMENTS

                                       OHIO MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997

  PRINCIPAL
    AMOUNT                                                                                                               VALUE
-------------  ------------------------------------------------------------------------------------------------------------
(A)SHORT-TERM MUNICIPALS -- 99.4%
--------------------------------------------------------------------------------------------------------------
OHIO -- 99.4%
--------------------------------------------------------------------------------------------------------------
    $575,000   Akron, Bath & Copley, OH Joint Township Weekly VRDNs (Visiting Nurses)/
               (National City Bank, Cleveland, OH LOC)                                                                 $575,000
               -----------------------------------------------------------------------------------------------
   2,480,000   Ashland County, OH Health Care Weekly VRDNs (Brethren Care, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                2,480,000
               -----------------------------------------------------------------------------------------------
   5,875,000   Belmont County, OH Weekly VRDNs (Lesco, Inc.)/(PNC Bank, N.A. LOC)                     5,875,000
               -----------------------------------------------------------------------------------------------
   1,800,000   Belmont County, OH, Water System Improvement (Series C), 4.16% BANs, 12/15/1997                        1,800,665
               -----------------------------------------------------------------------------------------------
   1,860,000   Canfield, OH Local School District, School Improvement (Series 1997), 4.125% BANs, 10/1/1998           1,863,021
               -----------------------------------------------------------------------------------------------
   7,000,000   Clermont County, OH , Variable Rate IDRB's (Series 1997) Weekly VRDNs
               (Buriot International, Inc.)/(KeyBank, N.A. LOC)                                                       7,000,000
               -----------------------------------------------------------------------------------------------
   1,255,000   Cleveland Heights, OH, 4.25% BANs, 8/27/1998                                                           1,258,958
               -----------------------------------------------------------------------------------------------
   2,335,000   (b)Cleveland, OH Parking Facilities, PA-182 (Series 1996) Weekly VRDNs (MBIA INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             2,335,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Clinton County, OH Hospital Authority Weekly VRDNs (Clinton Memorial Hospital)/
               (National City Bank, Columbus, OH LOC)                                                                 1,700,000
               -----------------------------------------------------------------------------------------------
   1,805,000   Columbiana County, OH, Industrial Development Revenue Bonds Weekly VRDNs
               (C & S Land Company Project)/(Bank One, Ohio, N.A. LOC)                                                1,805,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Conneaut, OH, Water Treatment Improvement General Limited Tax, 4.50% BANs, 4/14/1998                   1,501,611
               -----------------------------------------------------------------------------------------------
   8,000,000   Cuyahoga County, OH Hospital Authority, (Series 1997 D) Weekly VRDNs (Cleveland Clinic)/
               (Bank of America NT and SA, San Francisco LIQ)                                                         8,000,000
               -----------------------------------------------------------------------------------------------
     600,000   Cuyahoga County, OH IDA Weekly VRDNs (Animal Protection League (Cuyahoga County))/
               (KeyBank, N.A. LOC)                                                                                      600,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Cuyahoga County, OH IDA Weekly VRDNs (East Park Community, Inc.)/(KeyBank, N.A. LOC)                   1,500,000
               -----------------------------------------------------------------------------------------------
     370,000   Cuyahoga County, OH IDA Weekly VRDNs (Interstate Diesel Service, Inc.)/
               (Huntington National Bank, Columbus, OH LOC)                                                             370,000
               -----------------------------------------------------------------------------------------------
     640,000   Cuyahoga County, OH IDA Weekly VRDNs (Parma-Commerce Parkway West)/
               (KeyBank, N.A. LOC)                                                                                      640,000
               -----------------------------------------------------------------------------------------------
     950,000   Cuyahoga County, OH IDA Weekly VRDNs (Premier Manufacturing Corp.)/
               (National City Bank, Kentucky LOC)                                                                       950,000
               -----------------------------------------------------------------------------------------------
   1,825,000   Cuyahoga County, OH IDA, IDRB (Series 1995) Weekly VRDNs (Avalon Precision
               Casting Co. Project)/(KeyBank, N.A. LOC)                                                               1,825,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Dayton, OH, Airport Improvement BAN's (Series 1996), 3.80% BANs, 12/16/1997                            4,000,765
               -----------------------------------------------------------------------------------------------
   1,585,000   Delaware County, OH, IDRB (Series 1995) Weekly VRDNs (Air Waves, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,585,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Elyria, OH, Police Station Improvement Notes, (Series 1997), 4.00% BANs, 12/4/1997                     2,000,437
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $5,245,000   Erie County, OH, Adjustable Rate Demand Health Care Facilities Bonds (Series 1996A)
               Weekly VRDNs (Providence Care Center)/(Fifth Third Bank of Northwestern OH LOC)                       $5,245,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Euclid, OH, 4.12% BANs, 7/31/1998                                                                      1,001,215
               -----------------------------------------------------------------------------------------------
   5,395,000   Franklin County, OH Hospital Facility Authority, (Series 1992) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bank, Cincinnati LOC)                                                5,395,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Franklin County, OH IDA Weekly VRDNs (Heekin Can, Inc.)/(PNC Bank, Ohio, N.A. LOC)                     4,500,000
               -----------------------------------------------------------------------------------------------
   2,940,000   Franklin County, OH IDA Weekly VRDNs (Unicorn Leasing Corp.)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     2,940,000
               -----------------------------------------------------------------------------------------------
   3,310,000   Franklin County, OH IDA, (Series 1995) Weekly VRDNs (Fabcon L.L.C. Project)/
               (Norwest Bank Minnesota, Minneapolis LOC)                                                              3,310,000
               -----------------------------------------------------------------------------------------------
   4,900,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            4,900,000
               -----------------------------------------------------------------------------------------------
   2,100,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996B) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            2,100,000
               -----------------------------------------------------------------------------------------------
   1,995,000   Franklin County, OH, Adjustable Rate Demand Economic Development Revenue Refunding
               Bonds (Series 1996) Weekly VRDNs (CPM Investments)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      1,995,000
               -----------------------------------------------------------------------------------------------
   1,395,000   Franklin County, OH, Health Care Facilities Revenue Bonds (Series 1994) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bancorp LOC)                                                         1,395,000
               -----------------------------------------------------------------------------------------------
   8,035,000   Greene County, OH, (Series 1997F), 4.10% BANs, 9/10/1998                                               8,051,582
               -----------------------------------------------------------------------------------------------
   1,635,000   Greene County, OH, Various Purpose Certificates of Indebtedness, 4.00% BANs, 12/11/1997                1,635,589
               -----------------------------------------------------------------------------------------------
   5,600,000   Hamilton County, OH Health System Weekly VRDNs (West Park Community)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     5,600,000
               -----------------------------------------------------------------------------------------------
   7,500,000   Henry County Ohio, Series 1996 Automatic Feed Project Weekly VRDNs
               (Huntington National Bank, Columbus, OH LOC)                                                           7,500,000
               -----------------------------------------------------------------------------------------------
   2,400,000   Highland Heights City, OH, 3.97% BANs, 12/18/1997                                                      2,400,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Hilliard, OH, (Series 1997-B), 4.15% BANs, 9/10/1998                                                   1,002,470
               -----------------------------------------------------------------------------------------------
   3,800,000   Hilliard, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Medex, Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,800,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Holmes County, OH IDA Weekly VRDNs (Poultry Processing)/
               (Rabobank Nederland, Utrecht LOC)                                                                      2,000,000
               -----------------------------------------------------------------------------------------------
   1,430,600   Huber Heights, OH, 4.00% BANs, 1/23/1998                                                               1,431,539
               -----------------------------------------------------------------------------------------------
   1,160,000   Huber Heights, OH, IDRB (Series 1994) Weekly VRDNs (Lasermike, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,160,000
               -----------------------------------------------------------------------------------------------
   1,357,000   Huron City, OH, Various Purpose General Ltd Tax, 4.10% BANs, 2/25/1998                                 1,358,453
               -----------------------------------------------------------------------------------------------
   1,200,000   Kent, OH, Adjustable Rate IDRB's (Series 1994) Weekly VRDNs (Raven's Metal
               Products, Inc. Project)/(First National Bank of Ohio, Akron LOC)                                       1,200,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Lake County, OH, 4.00% BANs, 3/12/1998                                                                 1,000,861
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $3,300,000   Lake County, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Apsco Properties, LTD.)/
               (First National Bank of Ohio, Akron LOC)                                                              $3,300,000
               -----------------------------------------------------------------------------------------------
   1,600,000   Lisbon Village School District, OH, GO Unlimited School Improvement , 4.10% BANs, 9/3/1998             1,602,569
               -----------------------------------------------------------------------------------------------
   2,000,000   Lorain County, OH, Public Improvement GO Ltd. Tax, 4.22% BANs, 9/17/1998                               2,004,554
               -----------------------------------------------------------------------------------------------
   4,190,000   Lorain Port Authority, OH, (Series 1994) Weekly VRDNs (Spitzer Great Lakes Ltd., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             4,190,000
               -----------------------------------------------------------------------------------------------
   1,175,000   Lorain Port Authority, OH, Adjustable Rate Demand Port Development Refunding Revenue
               Bonds (Series 1996) Weekly VRDNs (Spitzer Project)/(Bank One, Ohio, N.A. LOC)                          1,175,000
               -----------------------------------------------------------------------------------------------
   8,305,000   Lorain Port Authority, OH, IDRB (Series 1996) Weekly VRDNs (Brush Wellman, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                8,305,000
               -----------------------------------------------------------------------------------------------
     800,000   Lucas County, OH IDA Weekly VRDNs (Kuhlman Corp.)/(KeyBank, N.A. LOC)                                    800,000
               -----------------------------------------------------------------------------------------------
   1,645,000   Lucas County, OH, Hospital Facility Improvement Revenue Bonds (Series 93) Weekly VRDNs
               (Lott Industries, Inc.)/(National City Bank, Cleveland, OH LOC)                                        1,645,000
               -----------------------------------------------------------------------------------------------
     245,000   Lucas County, OH, Hospital Improvement Revenue Weekly VRDNs (Sunshine Children's Home)/
               (National City Bank, Cleveland, OH LOC)                                                                  245,000
               -----------------------------------------------------------------------------------------------
   3,400,000   Lucas County, OH, Hospital Refunding Revenue Bonds Weekly VRDNs (Riverside Hospital, OH)/
               (Huntington National Bank, Columbus, OH LOC)                                                           3,400,000
               -----------------------------------------------------------------------------------------------
   1,585,000   Lucas County, OH, Metropolitan Sewer and Water District Improvement, 4.11%
               BANs, 10/21/1998                                                                                       1,588,397
               -----------------------------------------------------------------------------------------------
   1,000,000   Lyndhurst, OH, 4.00% BANs, 3/18/1998                                                                   1,000,721
               -----------------------------------------------------------------------------------------------
   5,325,000   Mahoning County, OH Multifamily HFA Weekly VRDNs (International Towers, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   5,325,000
               -----------------------------------------------------------------------------------------------
     580,000   Mansfield, OH, IDR Weekly VRDNs (Designed Metal Products, Inc.)/(Bank One, Ohio, N.A. LOC)               580,000
               -----------------------------------------------------------------------------------------------
   3,750,000   Mayfield Village, OH IDA Weekly VRDNs (Beta Campus Co.)/(KeyBank, N.A. LOC)                            3,750,000
               -----------------------------------------------------------------------------------------------
   7,400,000   Medina County, OH, (Series 1997) Weekly VRDNs (Plaza 71 Associates Ltd.)/
               (Westdeutsche Landesbank Girozentrale LOC)                                                             7,400,000
               -----------------------------------------------------------------------------------------------
   5,400,000   Medina County, OH, Solid Waste Disposal Revenue Bonds (Series 1995) Weekly VRDNs
               (Valley City Steel Company Project)/(KeyBank, N.A. LOC)                                                5,400,000
               -----------------------------------------------------------------------------------------------
   1,925,000   Montgomery, OH IDA Weekly VRDNs (Bethesda Two Limited Partnership)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,925,000
               -----------------------------------------------------------------------------------------------
  10,000,000   New Albany, OH Community Authority, Adjustable Rate Multi-Purpose Infrastructure
               Improvement Bonds, (Series A) Weekly VRDNs (Huntington National Bank,
               Columbus, OH LOC)                                                                                     10,000,000
               -----------------------------------------------------------------------------------------------
     320,000   North Olmsted, OH IDA Weekly VRDNs (Bryant & Stratton)/(KeyBank, N.A. LOC)                               320,000
               -----------------------------------------------------------------------------------------------
     825,000   North Olmsted, OH IDA, 4.05% TOBs (Therm-All)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 2/1/1998                                                                                 825,000
               -----------------------------------------------------------------------------------------------
   1,295,000   Ohio HFA Weekly VRDNs (Westchester Village)/(KeyBank, N.A. LOC)                                        1,295,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,520,000   Ohio HFA, (CR-18), (Series 1988A), 3.80% TOBs (GNMA COL)/(Citibank N.A., New York LIQ),
               Optional Tender 2/1/1998                                                                              $4,520,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio HFA, (Series 1997 A-2), 3.65% TOBs, Mandatory Tender 3/2/1998                                     5,000,000
               -----------------------------------------------------------------------------------------------
   7,040,000   Ohio HFA, 3.90% TOBs (Lincoln Park Associates)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 11/1/1997                                                                              7,040,000
               -----------------------------------------------------------------------------------------------
     740,000   Ohio HFA, Multifamily Housing Revenue Bonds, (Series 1997), 4.76% TOBs (Wind River
               Apartments)/(Republic National Bank of New York INV), Mandatory Tender 12/1/1997                         740,000
               -----------------------------------------------------------------------------------------------
   2,960,000   (b)Ohio HFA, PT-122, 3.80% TOBs (GNMA COL)/(Banco Santander LIQ),
               Mandatory Tender 11/6/1997                                                                             2,960,000
               -----------------------------------------------------------------------------------------------
   6,390,000   (b)Ohio HFA, Single Family Mortgage (Series PT-71), 4.00% TOBs (GNMA COL)/
               (Commerzbank AG, Frankfurt LIQ), Mandatory Tender 10/15/1998                                           6,390,000
               -----------------------------------------------------------------------------------------------
  11,235,000   (b)Ohio HFA, Trust Receipts (Series 1996 FR/RI-6) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                      11,235,000
               -----------------------------------------------------------------------------------------------
   3,300,000   (b)Ohio HFA, Trust Receipts (Series 1997 FR/RI-14) Weekly VRDNs (GNMA GTD)/
               (Bank of New York, New York LIQ)                                                                       3,300,000
               -----------------------------------------------------------------------------------------------
   4,000,000   (b)Ohio HFA, Trust Receipts, (Series 1996 FR/RI-5) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                       4,000,000
               -----------------------------------------------------------------------------------------------
   2,270,000   Ohio HFA, VRD Multifamily Housing Revenue Bonds (Series 1997) Weekly VRDNs
               (Pine Crossing Ltd. Partnership)/(Sumitomo Bank Ltd., Osaka LOC)                                       2,270,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Ohio State Air Quality Development Authority, (Series 1988A) Weekly VRDNs
               (PPG Industries, Inc.)                                                                                 3,800,000
               -----------------------------------------------------------------------------------------------
   1,725,000   Ohio State Higher Education Facility, Revenue Bonds Weekly VRDNs (Notre Dame
               College Project)/(National City Bank, Cleveland, OH LOC)                                               1,725,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Public Facilities Commission, (Series II-B), 4.50% Bonds, 11/1/1998                         5,034,740
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Water Development Authority, Ohio PCR Bonds (Series 1989) Weekly VRDNs
               (Duquesne Light Power Co.)/(First National Bank of Chicago LOC)                                        5,000,000
               -----------------------------------------------------------------------------------------------
  10,000,000   Ohio State Water Development Authority, PCR Refunding Bonds Weekly VRDNs
               (General Motors Corp.)                                                                                10,000,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Ohio State Water Development Authority, PCR Bonds (Series 1988), 3.85% CP (Duquesne Light
               Power Co.)/(Toronto-Dominion Bank LOC), Mandatory Tender 12/16/1997                                    4,000,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue Bonds, 4.10%
               TOBs (Union Bank of Switzerland, Zurich LOC), Optional Tender 5/1/1998                                 3,500,000
               -----------------------------------------------------------------------------------------------
     400,000   Ohio State Weekly VRDNs (John Carroll University, OH)/(PNC Bank, N.A. LOC)                               400,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State, Environmental Improvement Revenue Bonds (Series 1996) Weekly VRDNs
               (Newark Group Industries, Inc.)/(Chase Manhattan Bank N.A., New York LOC)                              5,000,000
               -----------------------------------------------------------------------------------------------
   1,125,000   Ohio State, IDR (Series 1991) Weekly VRDNs (Standby Screw, Inc.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,125,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Ohio State, IDRB (Series 1994) Weekly VRDNs (Anomatic Corp.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,300,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,900,000   Oregon City, OH, 4.15% BANs, 12/18/1997                                                               $4,903,041
               -----------------------------------------------------------------------------------------------
   1,150,000   Orrville, OH IDA Weekly VRDNs (O.S. Associates/Contours, Inc.)/(National City Bank,
               Cleveland, OH LOC)                                                                                     1,150,000
               -----------------------------------------------------------------------------------------------
   5,560,000   Ottawa County, OH, 4.15% BANs, 4/7/1998                                                                5,565,747
               -----------------------------------------------------------------------------------------------
   5,000,000   Ottawa County, OH, Regional Water System Improvement , 4.125% BANs, 8/6/1998                           5,009,140
               -----------------------------------------------------------------------------------------------
      85,000   Portage County, OH IDA Weekly VRDNs (D & W Associates)/(Bank One, Ohio, N.A. LOC)                         85,000
               -----------------------------------------------------------------------------------------------
     340,000   Portage County, OH IDA, 3.95% TOBs (Neidlinger)/(KeyBank, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 340,000
               -----------------------------------------------------------------------------------------------
   4,220,000   Portage County, OH IDA, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Barnette Project)/(National City, Northeast LOC)                                                      4,220,000
               -----------------------------------------------------------------------------------------------
     800,000   Portage County, OH IDA, Industries Revenue Bonds Weekly VRDNs (Lovejoy Industries)/
               (Star Bank, N.A., Cincinnati LOC)                                                                        800,000
               -----------------------------------------------------------------------------------------------
   4,375,000   Ross County, OH, Hospital Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Medical Center Hospital Project)/(Fifth Third Bank, Cincinnati LOC)                                   4,375,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Sandusky, OH, (Series 1997-1), 4.125% BANs, 9/17/1998                                                  3,807,829
               -----------------------------------------------------------------------------------------------
   1,868,000   Sandusky, OH, 4.00% BANs, 11/26/1997                                                                   1,868,370
               -----------------------------------------------------------------------------------------------
   5,200,000 Scioto County, OH Hospital Authority Weekly VRDNs (AMBAC INS)/
               (First National Bank of Chicago LIQ)                                                                   5,200,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Seneca County, OH Hospital Facility Authority Weekly VRDNs (St. Francis Home)/
               (National City Bank, Cleveland, OH LOC)                                                                1,700,000
               -----------------------------------------------------------------------------------------------
     400,000   Sharonville, OH, IDR Weekly VRDNs (Xtek, Inc.)/(Fifth Third Bank, Cincinnati LOC)                        400,000
               -----------------------------------------------------------------------------------------------
     480,000   Solon, OH, IDR Weekly VRDNs (Graphic Laminating)/(KeyBank, N.A. LOC)                                     480,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Solon, OH, IDRB (Series 1995) Weekly VRDNs (Cleveland Twist Drill Co.)/
               (Nationsbank, N.A., Charlotte LOC)                                                                     2,000,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Springfield, OH, 4.17% BANs, 6/18/1998                                                                 1,251,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Stark County, OH IDR Weekly VRDNs (KeyBank, N.A. LOC)                                                  1,000,000
               -----------------------------------------------------------------------------------------------
   2,055,000   Stark County, OH IDR, (Series 1994) Weekly VRDNs (Wilkof Morris)/(KeyBank, N.A. LOC)                   2,055,000
               -----------------------------------------------------------------------------------------------
   1,270,000   Stark County, OH IDR, IDRB (Series 1996) Weekly VRDNs (Foundations Systems and
               Anchors, Inc. Project)/(Bank One, Ohio, N.A. LOC)                                                      1,270,000
               -----------------------------------------------------------------------------------------------
   1,215,000   Strongsville, OH, IDRB (Series 1994) Weekly VRDNs (Nutro Machinery Corp., Project)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,215,000
               -----------------------------------------------------------------------------------------------
   2,500,000   Summit County, OH IDR Weekly VRDNs (Maison Aine Limited Partnership)/
               (KeyBank, N.A. LOC)                                                                                    2,500,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Summit County, OH IDR, (Series 1994) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             4,500,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Summit County, OH IDR, (Series 1997) Weekly VRDNs (Baker McMillen Co.)/
               (National City, Northeast LOC)                                                                         1,500,000
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
    $820,000   Summit County, OH IDR, 3.80% TOBs (S.D. Meyers, Inc.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/15/1998                                                                               $820,000
               -----------------------------------------------------------------------------------------------
     325,000   Summit County, OH IDR, 3.95% TOBs (Keltec Industries)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 325,000
               -----------------------------------------------------------------------------------------------
   1,025,000   Summit County, OH IDR, 3.95% TOBs (Matech Machine Tool Co.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/1/1998                                                                               1,025,000
               -----------------------------------------------------------------------------------------------
   1,030,000   Summit County, OH IDR, 3.95% TOBs (Rogers Industrial Products, Inc.)/
               (Bank One, Ohio, N.A. LOC), Optional Tender 11/1/1997                                                  1,030,000
               -----------------------------------------------------------------------------------------------
     725,000   Summit County, OH IDR, 3.95% TOBs (Universal Rack)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 3/1/1998                                                                                 725,000
               -----------------------------------------------------------------------------------------------
     660,000   Summit County, OH IDR, 4.05% TOBs (Bechmer-Boyce Project)/(KeyBank, N.A. LOC),
               Optional Tender 1/15/1998                                                                                660,000
               -----------------------------------------------------------------------------------------------
   1,575,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Fomo Products, Inc.)/(First National Bank of Ohio, Akron LOC)                                         1,575,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1997) Weekly VRDNs (Svision)/
               (Bank One, Ohio, N.A. LOC)                                                                             2,000,000
               -----------------------------------------------------------------------------------------------
     840,000   Summit County, OH IDR, Bonds (Series 1994) Weekly VRDNs (Austin Printing Co., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                               840,000
               -----------------------------------------------------------------------------------------------
   2,890,000   Summit County, OH IDR, IDRB (Series 1994B) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             2,890,000
               -----------------------------------------------------------------------------------------------
     775,000   Summit County, OH IDR, IDRB (Series 1995) Weekly VRDNs (Cardtech Project (OH))/
               (KeyBank, N.A. LOC)                                                                                      775,000
               -----------------------------------------------------------------------------------------------
   1,355,000   Summit County, OH IDR, Industrial Development Bonds (Series 1996) Weekly VRDNs
               (Creative Screen Print Project)/(National City, Northeast LOC)                                         1,355,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Summit County, OH IDR, Multi-Mode Variable Rate I Weekly VRDNs
               (Mastergraphics, Inc. Project)/(KeyBank, N.A. LOC)                                                     1,250,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Summit County, OH, Adjustable Rate Healthcare Facilities Revenue Bonds (Series 1996)
               Weekly VRDNs (United Disability Services, Inc.)/(First National Bank of Ohio, Akron LOC)               3,500,000
               -----------------------------------------------------------------------------------------------
   3,200,000   Toledo, OH, Adjustable Rate City Services Special Assessment Notes (Services 1997)
               Weekly VRDNs (Canadian Imperial Bank of Commerce, Toronto LOC)                                         3,200,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Toledo-Lucas County, OH Port Authority, Airport Development Revenue Bonds (Series 1996-1)
               Weekly VRDNs (Burlington Air Express, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                        4,000,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Toledo-Lucas County, OH Port Authority, IDA Weekly VRDNs (Medusa Corp.)/
               (Bayerische Vereinsbank AG, Munich LOC)                                                                1,000,000
               -----------------------------------------------------------------------------------------------
   2,300,000   Trumbull County, OH IDA, (Series 1989) Weekly VRDNs (McSonald Steel Corp.)/
               (PNC Bank, N.A. LOC)                                                                                   2,300,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Trumbull County, OH IDA, IDR Refunding Bonds (Series 1994) Weekly VRDNs
               (Churchill Downs, Inc.)/(Bank One, Ohio, N.A. LOC)                                                     1,300,000
               -----------------------------------------------------------------------------------------------
   1,130,000   Tuscarawas County, OH, Adjustable Rate IDRB's (Series 1995) Weekly VRDNs
               (Primary Packaging, Inc.)/(First National Bank of Ohio, Akron LOC)                                     1,130,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $2,650,000   Williams County, OH, Multi-Mode Variable Rate IDRB's (Series 1996) Weekly VRDNs
               (Allied Moulded Products, Inc.)/(KeyBank, N.A. LOC)                                                   $2,650,000
               -----------------------------------------------------------------------------------------------
   1,080,000   Willoughby City, OH, IDR Refunding Bonds (Series 1995A) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,080,000
               -----------------------------------------------------------------------------------------------
   1,155,000   Willoughby City, OH, IDR Revenue Bonds (Series 1995 B) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,155,000
               -----------------------------------------------------------------------------------------------
   1,200,000   Wood County, OH Weekly VRDNs (Principle Business Enterprises)/
               (National City Bank, Cleveland, OH LOC)                                                                1,200,000
               -----------------------------------------------------------------------------------------------
   2,120,000   Wood County, OH, EDRB Weekly VRDNs (Roe Inc. Project)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      2,120,000
               -----------------------------------------------------------------------------------------------
   3,000,000   Wooster City, OH, Waterworks System Improvement (Series 1996), 4.125% BANs, 11/20/1997                 3,000,564
               -----------------------------------------------------------------------------------------------
   4,170,000   Youngstown, OH, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Cantar/Polyair Corp./Performa Corp.)/(Marine Midland Bank N.A., Buffalo, NY LOC)                      4,170,000
               -----------------------------------------------------------------------------------------------  ----------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                            $379,275,148
               -----------------------------------------------------------------------------------------------  ----------------


    Securities that are subject to Alternative Minimum Tax represent 49.8% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (unaudited)

    First Tier   Second Tier
    ----------   -----------
      96.0%        4.0%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $30,220,000 which represents 7.9% of net assets.

(c) Also represents cost for federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets ($381,658,739) at October 31, 1997.

AMBAC -- American Municipal Bond Assurance Corporation BANs -- Bond Anticipation Notes COL -- Collateralized CP -- Commercial Paper EDRB -- Economic Development Revenue Bonds GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranty HFA -- Housing Finance Authority IDA -- Industrial Development Authority IDR -- Industrial Development Revenue IDRB -- Industrial Development Revenue Bond INS -- Insured INV -- Investment Agreement LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue TOBs -- Tender Option Bonds VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)






                              STATEMENT OF ASSETS AND LIABILITIES

                                   OHIO MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                              $379,275,148
----------------------------------------------------------------------------------
Cash                                                                                                  131,655
----------------------------------------------------------------------------------
Income receivable                                                                               2,842,365
----------------------------------------------------------------------------------
Receivable for shares sold                                                                            50,094
----------------------------------------------------------------------------------              ------------
Total assets                                                                                          382,299,262
----------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                                   $97,151
------------------------------------------------------------------
Income distribution payable                                                   366,587
------------------------------------------------------------------
Accrued expenses                                                              176,785
------------------------------------------------------------------   ------------
Total liabilities                                                                               640,523
----------------------------------------------------------------------------------              ------------
NET ASSETS for 381,658,739 shares outstanding                                       $381,658,739
----------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------
$80,619,487 (divided by) 80,619,487 shares outstanding                                    $1.00
----------------------------------------------------------------------------------              ------------
CASH II SHARES:
----------------------------------------------------------------------------------
$245,328,833 (divided by) 245,328,833 shares outstanding                                  $1.00
----------------------------------------------------------------------------------              ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------
$55,710,419 (divided by) 55,710,419 shares outstanding                                    $1.00
----------------------------------------------------------------------------------              ------------

(See Notes which are an integral part of the Financial Statements)






                                                  STATEMENT OF OPERATIONS

                                                OHIO MUNICIPAL CASH TRUST
                                                YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------
Interest                                                                                                          $13,788,155
-------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------
Investment advisory fee                                                                   $1,448,035
----------------------------------------------------------------------------------
Administrative personnel and services fee                                                 273,333
----------------------------------------------------------------------------------
Custodian fees                                                                                  24,975
----------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                      239,112
----------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                       3,825
----------------------------------------------------------------------------------
Auditing fees                                                                                   13,544
----------------------------------------------------------------------------------
Legal fees                                                                                      9,355
----------------------------------------------------------------------------------
Portfolio accounting fees                                                                 111,189
----------------------------------------------------------------------------------
Distribution services fee -- Cash II Shares                                               683,505
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                            178,006
----------------------------------------------------------------------------------
Shareholder services fee -- Cash II Shares                                                569,588
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    157,340
----------------------------------------------------------------------------------
Share registration costs                                                                        42,673
----------------------------------------------------------------------------------
Printing and postage                                                                            25,947
----------------------------------------------------------------------------------
Insurance premiums                                                                              5,384
----------------------------------------------------------------------------------
Taxes                                                                                           569
----------------------------------------------------------------------------------
Miscellaneous                                                                                   3,419
----------------------------------------------------------------------------------  ------------
Total expenses                                                                            3,789,799
----------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------
Waiver of investment advisory fee                                                   ($846,106)
------------------------------------------------------------------
Waiver of distribution services fee -- Cash II Shares                      (113,917)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares  (35,601)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares              (157,340)
------------------------------------------------------------------   ------------
Total waivers                                                                                   (1,152,964)
----------------------------------------------------------------------------------  ------------
Net expenses                                                                                                      2,636,835
-------------------------------------------------------------------------------------------------     ------------
Net investment income                                                                                       $11,151,320
-------------------------------------------------------------------------------------------------     ------------


(See Notes which are an integral part of the Financial Statements)






                                        STATEMENT OF CHANGES IN NET ASSETS

                                            OHIO MUNICIPAL CASH TRUST


                                                                                    YEAR ENDED OCTOBER 31,
                                                                                    ---------------------------------
                                                                                     1997             1996
                                                                                    ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------
Net investment income                                                   $11,151,320        $8,958,075
----------------------------------------------------------------        ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------
Institutional Service Shares                                            (2,309,907)       (2,339,083)
----------------------------------------------------------------
Cash II Shares                                                                (6,696,096)       (5,962,329)
----------------------------------------------------------------
Institutional Shares                                                          (2,145,317)         (656,663)
----------------------------------------------------------------        ---------------   ---------------
Change in net assets resulting from distributions to                    (11,151,320)       (8,958,075)
shareholders
----------------------------------------------------------------        ---------------   ---------------
SHARE TRANSACTIONS --
----------------------------------------------------------------
Proceeds from sale of shares                                            1,714,819,513     1,408,349,215
----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                     7,135,525         6,083,711
----------------------------------------------------------------
Cost of shares redeemed                                                       (1,678,846,130)   (1,337,048,550)
----------------------------------------------------------------        ---------------   ---------------
Change in net assets resulting from share transactions            43,108,908        77,384,376
----------------------------------------------------------------  ---------------   ---------------
Change in net assets                                                    43,108,908        77,384,376
----------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------
Beginning of period                                                     338,549,831       261,165,455
----------------------------------------------------------------        ---------------   ---------------
End of period                                                                 $381,658,739      $338,549,831
----------------------------------------------------------------        ---------------   ---------------


(See Notes which are an integral part of the Financial Statements)




                      NOTES TO FINANCIAL STATEMENTS

                      OHIO MUNICIPAL CASH TRUST
                            OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Ohio Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash II Shares and Institutional Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:


SECURITY                                                    ACQUISITION DATE    ACQUISITION COST
------------------------------------------------------      --------------------  ----------------
Cleveland, OH Parking Facilities, PA-182 (Series 1996)        10/10/97           $2,335,000
Ohio HFA, PT-122                                                        8/18/97             2,960,000
Ohio HFA, Single Family Mortgage (Series PT-71)                   9/1/97               6,390,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-6)    4/14/1997-10/17/1997     11,235,000
Ohio HFA, Trust Receipts (Series 1997 FR/RI-14)                   9/13/96             3,300,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-5)                    7/1/97               4,000,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $381,658,739.

Transactions in shares were as follows:


                                                                                                YEAR ENDED OCTOBER 31,
                                                                                          ----------------------------
INSTITUTIONAL SERVICE SHARES                                                1997            1996
--------------------------------------------------------------------------          ------------    ------------
Shares sold                                                                         204,340,077       440,264,015
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                   477,179              226,623
--------------------------------------------------------------------------
Shares redeemed                                                                     (183,918,781)   (453,700,715)
--------------------------------------------------------------------------         ------------    ------------
Net change resulting from Institutional Service Share transactions               20,898,475      (13,210,077)
--------------------------------------------------------------------------  ------------    ------------



                                                                                                YEAR ENDED OCTOBER 31,
                                                                                          ----------------------------
CASH II SHARES                                                                          1997            1996
--------------------------------------------------------------------------            ------------    ------------
Shares sold                                                                         846,566,747     681,930,901
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared            6,536,111       5,797,497
--------------------------------------------------------------------------
Shares redeemed                                                                     (813,922,799)   (669,813,991)
--------------------------------------------------------------------------           ------------    ------------
Net change resulting from Cash II Share transactions                                39,180,059      17,914,407
--------------------------------------------------------------------------    ------------    ------------



                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                        OCTOBER 31,      OCTOBER 31,
INSTITUTIONAL SHARES                                                                1997                 1996(A)
--------------------------------------------------------------------------               ------------          ------------
Shares sold                                                                         663,912,689     286,154,299
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared            122,235          59,591
--------------------------------------------------------------------------
Shares redeemed                                                                     (681,004,550)   (213,533,844)
--------------------------------------------------------------------------           ------------    ------------
Net change resulting from Institutional Share transactions                    (16,969,626)     72,680,046
--------------------------------------------------------------------------           ------------    ------------
Net change resulting from share transactions                                        43,108,908      77,384,376
--------------------------------------------------------------------------           ------------    ------------

(a) For the period from March 5, 1996 (date of initial public investment) to October 31, 1996.



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of average daily net assets of Cash II Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $600,750,000 and $596,189,955, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 67.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.9% of total investments.



             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST
(OHIO MUNICIPAL CASH TRUST):


We have audited the accompanying statement of assets and liabilities of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2, 12 and 13 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                 ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

[GRAPHIC] FEDERATED INVESTORS



OHIO MUNICIPAL
CASH TRUST

(A Portfolio of Federated Municipal Trust)
Cash II Shares

PROSPECTUS


DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company

OHIO MUNICIPAL
CASH TRUST
CASH II SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com



Cusip 314229840
1030105A-CII (12/97)



[GRAPHIC]


OHIO MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Ohio Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Ohio municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Ohio, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated December 31, 1997


TABLE OF CONTENTS



Summary of Fund Expenses                                          1

Financial Highlights -- Institutional Shares                2

General Information                                                     3

Investment Information                                                  3
Investment Objective                                                    3
Investment Policies                                                     3
Ohio Municipal Securities                                               5
Investment Risks                                                        5
Investment Limitations                                                  5

Fund Information                                                        6
Management of the Fund                                            6
Distribution of Institutional Shares                              6
Administration of the Fund                                        7

Net Asset Value                                                         7

How to Purchase Shares                                                  7
Purchasing Shares by Wire                                         7
Purchasing Shares by Check                                        7

How to Redeem Shares                                              8
Redeeming Shares by Telephone                               8
Redeeming Shares by Mail                                          8

Account and Share Information                                     8
Dividends                                                               8
Capital Gains                                                           8
Confirmations and Account Statements                        8
Accounts with Low Balances                                        9
Voting Rights                                                           9

Tax Information                                                         9
Federal Income Tax                                                      9
State and Local Taxes                                                   9

Other Classes of Shares                                           10

Performance Information                                           10

Financial Highlights -- Cash II Shares                      11

Financial Highlights -- Institutional Service Shares  12

Financial Statements                                              13

Report of Independent Public Accountants                    28



                                  SUMMARY OF FUND EXPENSES

                                    INSTITUTIONAL SHARES

                             SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                                                      None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)                                                      None
Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                             None
Redemption Fee (as a percentage of amount redeemed,
 if applicable)                                                                                 None
Exchange Fee                                                                              None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                                          0.17%
12b-1 Fee                                                                                       None
Total Other Expenses                                                                      0.20%
Shareholder Services Fee (after waiver)(2)                                                0.00%
Total Operating Expenses (after waivers)(3)                                         0.37%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.85% absent the voluntary waiver of a portion of the management fee and the voluntary waiver of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year       $ 4
3 Years      $12
5 Years      $21
10 Years    $47

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                          FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Independent Public Accountants on page 29.

                                                YEAR ENDED
                                                OCTOBER 31,
                                            -------------------
                                               1997     1996(A)
                                            --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                           0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income       (0.03)    (0.02)
-----------------------------------------    -------   -------
NET ASSET VALUE, END OF PERIOD                 $1.00     $1.00
-----------------------------------------    -------   -------
TOTAL RETURN(B)                                 3.49%     2.22%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                        0.37%     0.37%*
-----------------------------------------
Net investment income                           3.40%     3.38%*
-----------------------------------------
Expense waiver/reimbursement(c)                 0.48%     0.51%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)      $55,710   $72,680
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from March 5, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Service Shares, Cash II Shares, and Institutional Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Ohio municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Ohio taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities ("Ohio Municipal Securities"). Examples of Ohio Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Ohio Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Ohio Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.



TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Ohio Municipal Securities is subject to the federal alternative minimum tax.

OHIO MUNICIPAL SECURITIES

Ohio Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Ohio Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Ohio Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Ohio Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Ohio Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Ohio Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Ohio Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Ohio Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in Ohio Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval. The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

MAXIMUM           AVERAGE AGGREGATE
  FEE             DAILY NET ASSETS
-------   ------------------------------------
 0.15%     on the first $250 million
 0.13%     on the next $250 million
 0.10%     on the next $250 million
 0.08%     on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA;
Attention: EDGEWIRE; For Credit to: Ohio Municipal Cash Trust -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Ohio Municipal Cash Trust -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS



Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS


Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of November 24, 1997, Parcol & Co., Oaks, Pennsylvania, owned 48.95% of the voting securities of the Institutional Service Shares of the Fund; Gradison & Company, Inc., for the exclusive benefit of its customers, Cincinnati, Ohio, owned 78.38% of the voting securities of the Cash II Shares of the Fund; and Panabco, Newark, Ohio, owned 29.24% of the voting securities of the Institutional Shares of the Fund. These companies may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Ohio. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OHIO TAXES

Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest or dividends from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which are exempt from state income tax under federal laws. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Ohio individual income taxes.

Distributions made by the Fund will not be subject to Ohio corporation franchise tax to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States, which is included in federal taxable income and which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio law to levy a tax on intangible income).

OTHER CLASSES OF SHARES



The Fund also offers two other classes of shares called Institutional Service Shares and Cash II Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period. Cash II Shares are sold at net asset value primarily to retail customers of financial institutions and are also subject to a minimum initial investment of $25,000 over a 90-day period.


All classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Cash II Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.



To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.






                               FINANCIAL HIGHLIGHTS - CASH II SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                     YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------------
                                             1997      1996      1995      1994      1993      1992    1991(A)
                                           -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00      $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                          0.03      0.03      0.03      0.02      0.02      0.03     0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income      (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.02)
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $1.00     $1.00    $1.00      $1.00     $1.00     $1.00     $1.00
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                                2.98%     2.96%     3.30%     2.10%     2.02%     2.90%     2.27%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                       0.87%     0.87%     0.87%     0.85%     0.78%     0.76%     0.63%*
-----------------------------------------
Net investment income                          2.94%     2.92%     3.25%     2.09%     2.01%     2.86%     4.18%*
-----------------------------------------
Expense waiver/reimbursement(c)                0.28%     0.31%     0.29%     0.24%     0.19%     0.25%     0.34%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)    $245,329  $206,149  $188,234  $156,051  $127,017  $133,877   $94,081
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)









                                         FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                     YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------------
                                               1997      1996      1995      1994     1993      1992     1991(A)
                                             -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                           0.03      0.03      0.04      0.02      0.02      0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income       (0.03)    (0.03)    (0.04)    (0.02     (0.02)    (0.03)    (0.02)
------------------------------------------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                 $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------------------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                                 3.29%     3.27%     3.61%     2.41%     2.33%     3.21%     2.40%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                        0.57%     0.57%     0.57%     0.55%     0.48%     0.46%     0.35%*
-----------------------------------------
Net investment income                           3.25%     3.23%     3.56%     2.36%     2.30%     3.10%     4.46%*
-----------------------------------------
Expense waiver/reimbursement(c)                 0.28%     0.31%     0.29%     0.07%     0.19%     0.25%     0.32%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)      $80,619   $59,721   $72,931   $62,499   $81,748   $74,342   $44,771
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





                                        PORTFOLIO OF INVESTMENTS

                                       OHIO MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997

  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- 99.4%
--------------------------------------------------------------------------------------------------------------
OHIO -- 99.4%
--------------------------------------------------------------------------------------------------------------
    $575,000   Akron, Bath & Copley, OH Joint Township Weekly VRDNs (Visiting Nurses)/
               (National City Bank, Cleveland, OH LOC)                                                                 $575,000
               -----------------------------------------------------------------------------------------------
   2,480,000   Ashland County, OH Health Care Weekly VRDNs (Brethren Care, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                2,480,000
               -----------------------------------------------------------------------------------------------
   5,875,000   Belmont County, OH Weekly VRDNs (Lesco, Inc.)/(PNC Bank, N.A. LOC)                                     5,875,000
               -----------------------------------------------------------------------------------------------
   1,800,000   Belmont County, OH, Water System Improvement (Series C), 4.16% BANs, 12/15/1997                        1,800,665
               -----------------------------------------------------------------------------------------------
   1,860,000   Canfield, OH Local School District, School Improvement (Series 1997), 4.125% BANs, 10/1/1998           1,863,021
               -----------------------------------------------------------------------------------------------
   7,000,000   Clermont County, OH , Variable Rate IDRB's (Series 1997) Weekly VRDNs
               (Buriot International, Inc.)/(KeyBank, N.A. LOC)                                                       7,000,000
               -----------------------------------------------------------------------------------------------
   1,255,000   Cleveland Heights, OH, 4.25% BANs, 8/27/1998                                                           1,258,958
               -----------------------------------------------------------------------------------------------
   2,335,000   (b)Cleveland, OH Parking Facilities, PA-182 (Series 1996) Weekly VRDNs (MBIA INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             2,335,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Clinton County, OH Hospital Authority Weekly VRDNs (Clinton Memorial Hospital)/
               (National City Bank, Columbus, OH LOC)                                                                 1,700,000
               -----------------------------------------------------------------------------------------------
   1,805,000   Columbiana County, OH, Industrial Development Revenue Bonds Weekly VRDNs
               (C & S Land Company Project)/(Bank One, Ohio, N.A. LOC)                                                1,805,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Conneaut, OH, Water Treatment Improvement General Limited Tax, 4.50% BANs, 4/14/1998                   1,501,611
               -----------------------------------------------------------------------------------------------
   8,000,000   Cuyahoga County, OH Hospital Authority, (Series 1997 D) Weekly VRDNs (Cleveland Clinic)/
               (Bank of America NT and SA, San Francisco LIQ)                                                         8,000,000
               -----------------------------------------------------------------------------------------------
     600,000   Cuyahoga County, OH IDA Weekly VRDNs (Animal Protection League (Cuyahoga County))/
               (KeyBank, N.A. LOC)                                                                                      600,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Cuyahoga County, OH IDA Weekly VRDNs (East Park Community, Inc.)/(KeyBank, N.A. LOC)                   1,500,000
               -----------------------------------------------------------------------------------------------
     370,000   Cuyahoga County, OH IDA Weekly VRDNs (Interstate Diesel Service, Inc.)/
               (Huntington National Bank, Columbus, OH LOC)                                                             370,000
               -----------------------------------------------------------------------------------------------
     640,000   Cuyahoga County, OH IDA Weekly VRDNs (Parma-Commerce Parkway West)/
               (KeyBank, N.A. LOC)                                                                                      640,000
               -----------------------------------------------------------------------------------------------
     950,000   Cuyahoga County, OH IDA Weekly VRDNs (Premier Manufacturing Corp.)/
               (National City Bank, Kentucky LOC)                                                                       950,000
               -----------------------------------------------------------------------------------------------
   1,825,000   Cuyahoga County, OH IDA, IDRB (Series 1995) Weekly VRDNs (Avalon Precision
               Casting Co. Project)/(KeyBank, N.A. LOC)                                                               1,825,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Dayton, OH, Airport Improvement BAN's (Series 1996), 3.80% BANs, 12/16/1997                            4,000,765
               -----------------------------------------------------------------------------------------------
   1,585,000   Delaware County, OH, IDRB (Series 1995) Weekly VRDNs (Air Waves, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,585,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Elyria, OH, Police Station Improvement Notes, (Series 1997), 4.00% BANs, 12/4/1997                     2,000,437
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $5,245,000   Erie County, OH, Adjustable Rate Demand Health Care Facilities Bonds (Series 1996A)
               Weekly VRDNs (Providence Care Center)/(Fifth Third Bank of Northwestern OH LOC)                       $5,245,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Euclid, OH, 4.12% BANs, 7/31/1998                                                                      1,001,215
               -----------------------------------------------------------------------------------------------
   5,395,000   Franklin County, OH Hospital Facility Authority, (Series 1992) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bank, Cincinnati LOC)                                                5,395,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Franklin County, OH IDA Weekly VRDNs (Heekin Can, Inc.)/(PNC Bank, Ohio, N.A. LOC)                     4,500,000
               -----------------------------------------------------------------------------------------------
   2,940,000   Franklin County, OH IDA Weekly VRDNs (Unicorn Leasing Corp.)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     2,940,000
               -----------------------------------------------------------------------------------------------
   3,310,000   Franklin County, OH IDA, (Series 1995) Weekly VRDNs (Fabcon L.L.C. Project)/
               (Norwest Bank Minnesota, Minneapolis LOC)                                                              3,310,000
               -----------------------------------------------------------------------------------------------
   4,900,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            4,900,000
               -----------------------------------------------------------------------------------------------
   2,100,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996B) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            2,100,000
               -----------------------------------------------------------------------------------------------
   1,995,000   Franklin County, OH, Adjustable Rate Demand Economic Development Revenue Refunding
               Bonds (Series 1996) Weekly VRDNs (CPM Investments)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      1,995,000
               -----------------------------------------------------------------------------------------------
   1,395,000   Franklin County, OH, Health Care Facilities Revenue Bonds (Series 1994) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bancorp LOC)                                                         1,395,000
               -----------------------------------------------------------------------------------------------
   8,035,000   Greene County, OH, (Series 1997F), 4.10% BANs, 9/10/1998                                               8,051,582
               -----------------------------------------------------------------------------------------------
   1,635,000   Greene County, OH, Various Purpose Certificates of Indebtedness, 4.00% BANs, 12/11/1997                1,635,589
               -----------------------------------------------------------------------------------------------
   5,600,000   Hamilton County, OH Health System Weekly VRDNs (West Park Community)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     5,600,000
               -----------------------------------------------------------------------------------------------
   7,500,000   Henry County Ohio, Series 1996 Automatic Feed Project Weekly VRDNs
               (Huntington National Bank, Columbus, OH LOC)                                                           7,500,000
               -----------------------------------------------------------------------------------------------
   2,400,000   Highland Heights City, OH, 3.97% BANs, 12/18/1997                                                      2,400,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Hilliard, OH, (Series 1997-B), 4.15% BANs, 9/10/1998                                                   1,002,470
               -----------------------------------------------------------------------------------------------
   3,800,000   Hilliard, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Medex, Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,800,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Holmes County, OH IDA Weekly VRDNs (Poultry Processing)/
               (Rabobank Nederland, Utrecht LOC)                                                                      2,000,000
               -----------------------------------------------------------------------------------------------
   1,430,600   Huber Heights, OH, 4.00% BANs, 1/23/1998                                                               1,431,539
               -----------------------------------------------------------------------------------------------
   1,160,000   Huber Heights, OH, IDRB (Series 1994) Weekly VRDNs (Lasermike, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,160,000
               -----------------------------------------------------------------------------------------------
   1,357,000   Huron City, OH, Various Purpose General Ltd Tax, 4.10% BANs, 2/25/1998                                 1,358,453
               -----------------------------------------------------------------------------------------------
   1,200,000   Kent, OH, Adjustable Rate IDRB's (Series 1994) Weekly VRDNs (Raven's Metal
               Products, Inc. Project)/(First National Bank of Ohio, Akron LOC)                                       1,200,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Lake County, OH, 4.00% BANs, 3/12/1998                                                                 1,000,861
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $3,300,000   Lake County, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Apsco Properties, LTD.)/
               (First National Bank of Ohio, Akron LOC)                                                              $3,300,000
               -----------------------------------------------------------------------------------------------
   1,600,000   Lisbon Village School District, OH, GO Unlimited School Improvement , 4.10% BANs, 9/3/1998             1,602,569
               -----------------------------------------------------------------------------------------------
   2,000,000   Lorain County, OH, Public Improvement GO Ltd. Tax, 4.22% BANs, 9/17/1998                               2,004,554
               -----------------------------------------------------------------------------------------------
   4,190,000   Lorain Port Authority, OH, (Series 1994) Weekly VRDNs (Spitzer Great Lakes Ltd., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             4,190,000
               -----------------------------------------------------------------------------------------------
   1,175,000   Lorain Port Authority, OH, Adjustable Rate Demand Port Development Refunding Revenue
               Bonds (Series 1996) Weekly VRDNs (Spitzer Project)/(Bank One, Ohio, N.A. LOC)                          1,175,000
               -----------------------------------------------------------------------------------------------
   8,305,000   Lorain Port Authority, OH, IDRB (Series 1996) Weekly VRDNs (Brush Wellman, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                8,305,000
               -----------------------------------------------------------------------------------------------
     800,000   Lucas County, OH IDA Weekly VRDNs (Kuhlman Corp.)/(KeyBank, N.A. LOC)                                    800,000
               -----------------------------------------------------------------------------------------------
   1,645,000   Lucas County, OH, Hospital Facility Improvement Revenue Bonds (Series 93) Weekly VRDNs
               (Lott Industries, Inc.)/(National City Bank, Cleveland, OH LOC)                                        1,645,000
               -----------------------------------------------------------------------------------------------
     245,000   Lucas County, OH, Hospital Improvement Revenue Weekly VRDNs (Sunshine Children's Home)/
               (National City Bank, Cleveland, OH LOC)                                                                  245,000
               -----------------------------------------------------------------------------------------------
   3,400,000   Lucas County, OH, Hospital Refunding Revenue Bonds Weekly VRDNs (Riverside Hospital, OH)/
               (Huntington National Bank, Columbus, OH LOC)                                                           3,400,000
               -----------------------------------------------------------------------------------------------
   1,585,000   Lucas County, OH, Metropolitan Sewer and Water District Improvement, 4.11%
               BANs, 10/21/1998                                                                                       1,588,397
               -----------------------------------------------------------------------------------------------
   1,000,000   Lyndhurst, OH, 4.00% BANs, 3/18/1998                                                                   1,000,721
               -----------------------------------------------------------------------------------------------
   5,325,000   Mahoning County, OH Multifamily HFA Weekly VRDNs (International Towers, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   5,325,000
               -----------------------------------------------------------------------------------------------
     580,000   Mansfield, OH, IDR Weekly VRDNs (Designed Metal Products, Inc.)/(Bank One, Ohio, N.A. LOC)               580,000
               -----------------------------------------------------------------------------------------------
   3,750,000   Mayfield Village, OH IDA Weekly VRDNs (Beta Campus Co.)/(KeyBank, N.A. LOC)                            3,750,000
               -----------------------------------------------------------------------------------------------
   7,400,000   Medina County, OH, (Series 1997) Weekly VRDNs (Plaza 71 Associates Ltd.)/
               (Westdeutsche Landesbank Girozentrale LOC)                                                             7,400,000
               -----------------------------------------------------------------------------------------------
   5,400,000   Medina County, OH, Solid Waste Disposal Revenue Bonds (Series 1995) Weekly VRDNs
               (Valley City Steel Company Project)/(KeyBank, N.A. LOC)                                                5,400,000
               -----------------------------------------------------------------------------------------------
   1,925,000   Montgomery, OH IDA Weekly VRDNs (Bethesda Two Limited Partnership)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,925,000
               -----------------------------------------------------------------------------------------------
  10,000,000   New Albany, OH Community Authority, Adjustable Rate Multi-Purpose Infrastructure
               Improvement Bonds, (Series A) Weekly VRDNs (Huntington National Bank,
               Columbus, OH LOC)                                                                                     10,000,000
               -----------------------------------------------------------------------------------------------
     320,000   North Olmsted, OH IDA Weekly VRDNs (Bryant & Stratton)/(KeyBank, N.A. LOC)                               320,000
               -----------------------------------------------------------------------------------------------
     825,000   North Olmsted, OH IDA, 4.05% TOBs (Therm-All)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 2/1/1998                                                                                 825,000
               -----------------------------------------------------------------------------------------------
   1,295,000   Ohio HFA Weekly VRDNs (Westchester Village)/(KeyBank, N.A. LOC)                                        1,295,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,520,000   Ohio HFA, (CR-18), (Series 1988A), 3.80% TOBs (GNMA COL)/(Citibank N.A., New York LIQ),
               Optional Tender 2/1/1998                                                                              $4,520,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio HFA, (Series 1997 A-2), 3.65% TOBs, Mandatory Tender 3/2/1998                                     5,000,000
               -----------------------------------------------------------------------------------------------
   7,040,000   Ohio HFA, 3.90% TOBs (Lincoln Park Associates)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 11/1/1997                                                                              7,040,000
               -----------------------------------------------------------------------------------------------
     740,000   Ohio HFA, Multifamily Housing Revenue Bonds, (Series 1997), 4.76% TOBs (Wind River
               Apartments)/(Republic National Bank of New York INV), Mandatory Tender 12/1/1997                         740,000
               -----------------------------------------------------------------------------------------------
   2,960,000   (b)Ohio HFA, PT-122, 3.80% TOBs (GNMA COL)/(Banco Santander LIQ),
               Mandatory Tender 11/6/1997                                                                             2,960,000
               -----------------------------------------------------------------------------------------------
   6,390,000   (b)Ohio HFA, Single Family Mortgage (Series PT-71), 4.00% TOBs (GNMA COL)/
               (Commerzbank AG, Frankfurt LIQ), Mandatory Tender 10/15/1998                                           6,390,000
               -----------------------------------------------------------------------------------------------
  11,235,000   (b)Ohio HFA, Trust Receipts (Series 1996 FR/RI-6) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                      11,235,000
               -----------------------------------------------------------------------------------------------
   3,300,000   (b)Ohio HFA, Trust Receipts (Series 1997 FR/RI-14) Weekly VRDNs (GNMA GTD)/
               (Bank of New York, New York LIQ)                                                                       3,300,000
               -----------------------------------------------------------------------------------------------
   4,000,000   (b)Ohio HFA, Trust Receipts, (Series 1996 FR/RI-5) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                       4,000,000
               -----------------------------------------------------------------------------------------------
   2,270,000   Ohio HFA, VRD Multifamily Housing Revenue Bonds (Series 1997) Weekly VRDNs
               (Pine Crossing Ltd. Partnership)/(Sumitomo Bank Ltd., Osaka LOC)                                       2,270,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Ohio State Air Quality Development Authority, (Series 1988A) Weekly VRDNs
               (PPG Industries, Inc.)                                                                                 3,800,000
               -----------------------------------------------------------------------------------------------
   1,725,000   Ohio State Higher Education Facility, Revenue Bonds Weekly VRDNs (Notre Dame
               College Project)/(National City Bank, Cleveland, OH LOC)                                               1,725,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Public Facilities Commission, (Series II-B), 4.50% Bonds, 11/1/1998                         5,034,740
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Water Development Authority, Ohio PCR Bonds (Series 1989) Weekly VRDNs
               (Duquesne Light Power Co.)/(First National Bank of Chicago LOC)                                        5,000,000
               -----------------------------------------------------------------------------------------------
  10,000,000   Ohio State Water Development Authority, PCR Refunding Bonds Weekly VRDNs
               (General Motors Corp.)                                                                                10,000,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Ohio State Water Development Authority, PCR Bonds (Series 1988), 3.85% CP (Duquesne Light
               Power Co.)/(Toronto-Dominion Bank LOC), Mandatory Tender 12/16/1997                                    4,000,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue Bonds, 4.10%
               TOBs (Union Bank of Switzerland, Zurich LOC), Optional Tender 5/1/1998                                 3,500,000
               -----------------------------------------------------------------------------------------------
     400,000   Ohio State Weekly VRDNs (John Carroll University, OH)/(PNC Bank, N.A. LOC)                               400,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State, Environmental Improvement Revenue Bonds (Series 1996) Weekly VRDNs
               (Newark Group Industries, Inc.)/(Chase Manhattan Bank N.A., New York LOC)                              5,000,000
               -----------------------------------------------------------------------------------------------
   1,125,000   Ohio State, IDR (Series 1991) Weekly VRDNs (Standby Screw, Inc.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,125,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Ohio State, IDRB (Series 1994) Weekly VRDNs (Anomatic Corp.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,300,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,900,000   Oregon City, OH, 4.15% BANs, 12/18/1997                                                               $4,903,041
               -----------------------------------------------------------------------------------------------
   1,150,000   Orrville, OH IDA Weekly VRDNs (O.S. Associates/Contours, Inc.)/(National City Bank,
               Cleveland, OH LOC)                                                                                     1,150,000
               -----------------------------------------------------------------------------------------------
   5,560,000   Ottawa County, OH, 4.15% BANs, 4/7/1998                                                                5,565,747
               -----------------------------------------------------------------------------------------------
   5,000,000   Ottawa County, OH, Regional Water System Improvement , 4.125% BANs, 8/6/1998                           5,009,140
               -----------------------------------------------------------------------------------------------
      85,000   Portage County, OH IDA Weekly VRDNs (D & W Associates)/(Bank One, Ohio, N.A. LOC)                         85,000
               -----------------------------------------------------------------------------------------------
     340,000   Portage County, OH IDA, 3.95% TOBs (Neidlinger)/(KeyBank, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 340,000
               -----------------------------------------------------------------------------------------------
   4,220,000   Portage County, OH IDA, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Barnette Project)/(National City, Northeast LOC)                                                      4,220,000
               -----------------------------------------------------------------------------------------------
     800,000   Portage County, OH IDA, Industries Revenue Bonds Weekly VRDNs (Lovejoy Industries)/
               (Star Bank, N.A., Cincinnati LOC)                                                                        800,000
               -----------------------------------------------------------------------------------------------
   4,375,000   Ross County, OH, Hospital Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Medical Center Hospital Project)/(Fifth Third Bank, Cincinnati LOC)                                   4,375,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Sandusky, OH, (Series 1997-1), 4.125% BANs, 9/17/1998                                                  3,807,829
               -----------------------------------------------------------------------------------------------
   1,868,000   Sandusky, OH, 4.00% BANs, 11/26/1997                                                                   1,868,370
               -----------------------------------------------------------------------------------------------
   5,200,000 Scioto County, OH Hospital Authority Weekly VRDNs (AMBAC INS)/
               (First National Bank of Chicago LIQ)                                                                   5,200,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Seneca County, OH Hospital Facility Authority Weekly VRDNs (St. Francis Home)/
               (National City Bank, Cleveland, OH LOC)                                                                1,700,000
               -----------------------------------------------------------------------------------------------
     400,000   Sharonville, OH, IDR Weekly VRDNs (Xtek, Inc.)/(Fifth Third Bank, Cincinnati LOC)                        400,000
               -----------------------------------------------------------------------------------------------
     480,000   Solon, OH, IDR Weekly VRDNs (Graphic Laminating)/(KeyBank, N.A. LOC)                                     480,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Solon, OH, IDRB (Series 1995) Weekly VRDNs (Cleveland Twist Drill Co.)/
               (Nationsbank, N.A., Charlotte LOC)                                                                     2,000,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Springfield, OH, 4.17% BANs, 6/18/1998                                                                 1,251,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Stark County, OH IDR Weekly VRDNs (KeyBank, N.A. LOC)                                                  1,000,000
               -----------------------------------------------------------------------------------------------
   2,055,000   Stark County, OH IDR, (Series 1994) Weekly VRDNs (Wilkof Morris)/(KeyBank, N.A. LOC)                   2,055,000
               -----------------------------------------------------------------------------------------------
   1,270,000   Stark County, OH IDR, IDRB (Series 1996) Weekly VRDNs (Foundations Systems and
               Anchors, Inc. Project)/(Bank One, Ohio, N.A. LOC)                                                      1,270,000
               -----------------------------------------------------------------------------------------------
   1,215,000   Strongsville, OH, IDRB (Series 1994) Weekly VRDNs (Nutro Machinery Corp., Project)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,215,000
               -----------------------------------------------------------------------------------------------
   2,500,000   Summit County, OH IDR Weekly VRDNs (Maison Aine Limited Partnership)/
               (KeyBank, N.A. LOC)                                                                                    2,500,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Summit County, OH IDR, (Series 1994) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             4,500,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Summit County, OH IDR, (Series 1997) Weekly VRDNs (Baker McMillen Co.)/
               (National City, Northeast LOC)                                                                         1,500,000
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
    $820,000   Summit County, OH IDR, 3.80% TOBs (S.D. Meyers, Inc.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/15/1998                                                                               $820,000
               -----------------------------------------------------------------------------------------------
     325,000   Summit County, OH IDR, 3.95% TOBs (Keltec Industries)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 325,000
               -----------------------------------------------------------------------------------------------
   1,025,000   Summit County, OH IDR, 3.95% TOBs (Matech Machine Tool Co.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/1/1998                                                                               1,025,000
               -----------------------------------------------------------------------------------------------
   1,030,000   Summit County, OH IDR, 3.95% TOBs (Rogers Industrial Products, Inc.)/
               (Bank One, Ohio, N.A. LOC), Optional Tender 11/1/1997                                                  1,030,000
               -----------------------------------------------------------------------------------------------
     725,000   Summit County, OH IDR, 3.95% TOBs (Universal Rack)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 3/1/1998                                                                                 725,000
               -----------------------------------------------------------------------------------------------
     660,000   Summit County, OH IDR, 4.05% TOBs (Bechmer-Boyce Project)/(KeyBank, N.A. LOC),
               Optional Tender 1/15/1998                                                                                660,000
               -----------------------------------------------------------------------------------------------
   1,575,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Fomo Products, Inc.)/(First National Bank of Ohio, Akron LOC)                                         1,575,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1997) Weekly VRDNs (Svision)/
               (Bank One, Ohio, N.A. LOC)                                                                             2,000,000
               -----------------------------------------------------------------------------------------------
     840,000   Summit County, OH IDR, Bonds (Series 1994) Weekly VRDNs (Austin Printing Co., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                               840,000
               -----------------------------------------------------------------------------------------------
   2,890,000   Summit County, OH IDR, IDRB (Series 1994B) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             2,890,000
               -----------------------------------------------------------------------------------------------
     775,000   Summit County, OH IDR, IDRB (Series 1995) Weekly VRDNs (Cardtech Project (OH))/
               (KeyBank, N.A. LOC)                                                                                      775,000
               -----------------------------------------------------------------------------------------------
   1,355,000   Summit County, OH IDR, Industrial Development Bonds (Series 1996) Weekly VRDNs
               (Creative Screen Print Project)/(National City, Northeast LOC)                                         1,355,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Summit County, OH IDR, Multi-Mode Variable Rate I Weekly VRDNs
               (Mastergraphics, Inc. Project)/(KeyBank, N.A. LOC)                                                     1,250,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Summit County, OH, Adjustable Rate Healthcare Facilities Revenue Bonds (Series 1996)
               Weekly VRDNs (United Disability Services, Inc.)/(First National Bank of Ohio, Akron LOC)               3,500,000
               -----------------------------------------------------------------------------------------------
   3,200,000   Toledo, OH, Adjustable Rate City Services Special Assessment Notes (Services 1997)
               Weekly VRDNs (Canadian Imperial Bank of Commerce, Toronto LOC)                                         3,200,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Toledo-Lucas County, OH Port Authority, Airport Development Revenue Bonds (Series 1996-1)
               Weekly VRDNs (Burlington Air Express, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                        4,000,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Toledo-Lucas County, OH Port Authority, IDA Weekly VRDNs (Medusa Corp.)/
               (Bayerische Vereinsbank AG, Munich LOC)                                                                1,000,000
               -----------------------------------------------------------------------------------------------
   2,300,000   Trumbull County, OH IDA, (Series 1989) Weekly VRDNs (McSonald Steel Corp.)/
               (PNC Bank, N.A. LOC)                                                                                   2,300,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Trumbull County, OH IDA, IDR Refunding Bonds (Series 1994) Weekly VRDNs
               (Churchill Downs, Inc.)/(Bank One, Ohio, N.A. LOC)                                                     1,300,000
               -----------------------------------------------------------------------------------------------
   1,130,000   Tuscarawas County, OH, Adjustable Rate IDRB's (Series 1995) Weekly VRDNs
               (Primary Packaging, Inc.)/(First National Bank of Ohio, Akron LOC)                                     1,130,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $2,650,000   Williams County, OH, Multi-Mode Variable Rate IDRB's (Series 1996) Weekly VRDNs
               (Allied Moulded Products, Inc.)/(KeyBank, N.A. LOC)                                                   $2,650,000
               -----------------------------------------------------------------------------------------------
   1,080,000   Willoughby City, OH, IDR Refunding Bonds (Series 1995A) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,080,000
               -----------------------------------------------------------------------------------------------
   1,155,000   Willoughby City, OH, IDR Revenue Bonds (Series 1995 B) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,155,000
               -----------------------------------------------------------------------------------------------
   1,200,000   Wood County, OH Weekly VRDNs (Principle Business Enterprises)/
               (National City Bank, Cleveland, OH LOC)                                                                1,200,000
               -----------------------------------------------------------------------------------------------
   2,120,000   Wood County, OH, EDRB Weekly VRDNs (Roe Inc. Project)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      2,120,000
               -----------------------------------------------------------------------------------------------
   3,000,000   Wooster City, OH, Waterworks System Improvement (Series 1996), 4.125% BANs, 11/20/1997                 3,000,564
               -----------------------------------------------------------------------------------------------
   4,170,000   Youngstown, OH, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Cantar/Polyair Corp./Performa Corp.)/(Marine Midland Bank N.A., Buffalo, NY LOC)                      4,170,000
               -----------------------------------------------------------------------------------------------  ----------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                            $379,275,148
               -----------------------------------------------------------------------------------------------  ----------------


    Securities that are subject to Alternative Minimum Tax represent 49.8% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (unaudited)

    First Tier   Second Tier
    ----------   -----------
      96.0%        4.0%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $30,220,000 which represents 7.9% of net assets.

(c) Also represents cost for federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets ($381,658,739) at October 31, 1997.

AMBAC -- American Municipal Bond Assurance Corporation BANs -- Bond Anticipation Notes COL -- Collateralized CP -- Commercial Paper EDRB -- Economic Development Revenue Bonds GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranty HFA -- Housing Finance Authority IDA -- Industrial Development Authority IDR -- Industrial Development Revenue IDRB -- Industrial Development Revenue Bond INS -- Insured INV -- Investment Agreement LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue TOBs -- Tender Option Bonds VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)






                              STATEMENT OF ASSETS AND LIABILITIES

                                   OHIO MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                        $379,275,148
----------------------------------------------------------------------------------
Cash                                                                                     131,655
----------------------------------------------------------------------------------
Income receivable                                                                      2,842,365
----------------------------------------------------------------------------------
Receivable for shares sold                                                                50,094
----------------------------------------------------------------------------------  ------------
Total assets                                                                         382,299,262
----------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                               $97,151
------------------------------------------------------------------
Income distribution payable                                               366,587
------------------------------------------------------------------
Accrued expenses                                                          176,785
------------------------------------------------------------------   ------------
Total liabilities                                                                        640,523
----------------------------------------------------------------------------------  ------------
NET ASSETS for 381,658,739 shares outstanding                                       $381,658,739
----------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------
$80,619,487 (divided by) 80,619,487 shares outstanding                                     $1.00
----------------------------------------------------------------------------------  ------------
CASH II SHARES:
----------------------------------------------------------------------------------
$245,328,833 (divided by) 245,328,833 shares outstanding                                   $1.00
----------------------------------------------------------------------------------  ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------
$55,710,419 (divided by) 55,710,419 shares outstanding                                     $1.00
----------------------------------------------------------------------------------  ------------

(See Notes which are an integral part of the Financial Statements)






                                                  STATEMENT OF OPERATIONS

                                                OHIO MUNICIPAL CASH TRUST
                                                YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------
Interest                                                                                             $13,788,155
-------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------
Investment advisory fee                                                               $1,448,035
----------------------------------------------------------------------------------
Administrative personnel and services fee                                                273,333
----------------------------------------------------------------------------------
Custodian fees                                                                            24,975
----------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                 239,112
----------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                  3,825
----------------------------------------------------------------------------------
Auditing fees                                                                             13,544
----------------------------------------------------------------------------------
Legal fees                                                                                 9,355
----------------------------------------------------------------------------------
Portfolio accounting fees                                                                111,189
----------------------------------------------------------------------------------
Distribution services fee -- Cash II Shares                                              683,505
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                 178,006
----------------------------------------------------------------------------------
Shareholder services fee -- Cash II Shares                                               569,588
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                         157,340
----------------------------------------------------------------------------------
Share registration costs                                                                  42,673
----------------------------------------------------------------------------------
Printing and postage                                                                      25,947
----------------------------------------------------------------------------------
Insurance premiums                                                                         5,384
----------------------------------------------------------------------------------
Taxes                                                                                        569
----------------------------------------------------------------------------------
Miscellaneous                                                                              3,419
----------------------------------------------------------------------------------  ------------
Total expenses                                                                         3,789,799
----------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------
Waiver of investment advisory fee                                       ($846,106)
------------------------------------------------------------------
Waiver of distribution services fee -- Cash II Shares                    (113,917)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares        (35,601)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares               (157,340)
------------------------------------------------------------------   ------------
Total waivers                                                                         (1,152,964)
----------------------------------------------------------------------------------  ------------
Net expenses                                                                                           2,636,835
-------------------------------------------------------------------------------------------------   ------------
Net investment income                                                                                $11,151,320
-------------------------------------------------------------------------------------------------   ------------


(See Notes which are an integral part of the Financial Statements)






                                        STATEMENT OF CHANGES IN NET ASSETS

                                            OHIO MUNICIPAL CASH TRUST


                                                                         YEAR ENDED OCTOBER 31,
                                                                  ---------------------------------
                                                                        1997             1996
                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------
Net investment income                                                 $11,151,320        $8,958,075
----------------------------------------------------------------  ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------
Institutional Service Shares                                           (2,309,907)       (2,339,083)
----------------------------------------------------------------
Cash II Shares                                                         (6,696,096)       (5,962,329)
----------------------------------------------------------------
Institutional Shares                                                   (2,145,317)         (656,663)
----------------------------------------------------------------  ---------------   ---------------
Change in net assets resulting from distributions to                  (11,151,320)       (8,958,075)
shareholders
----------------------------------------------------------------  ---------------   ---------------
SHARE TRANSACTIONS --
----------------------------------------------------------------
Proceeds from sale of shares                                        1,714,819,513     1,408,349,215
----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                               7,135,525         6,083,711
----------------------------------------------------------------
Cost of shares redeemed                                            (1,678,846,130)   (1,337,048,550)
----------------------------------------------------------------  ---------------   ---------------
Change in net assets resulting from share transactions                 43,108,908        77,384,376
----------------------------------------------------------------  ---------------   ---------------
Change in net assets                                                   43,108,908        77,384,376
----------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------
Beginning of period                                                   338,549,831       261,165,455
----------------------------------------------------------------  ---------------   ---------------
End of period                                                        $381,658,739      $338,549,831
----------------------------------------------------------------  ---------------   ---------------


(See Notes which are an integral part of the Financial Statements)




                      NOTES TO FINANCIAL STATEMENTS

                      OHIO MUNICIPAL CASH TRUST
                            OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Ohio Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash II Shares and Institutional Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940

Additional information on each restricted security held at October 31, 1997 is as follows:


SECURITY                                                  ACQUISITION DATE    ACQUISITION COST
------------------------------------------------------  --------------------  ----------------
Cleveland, OH Parking Facilities, PA-182 (Series 1996)        10/10/97           $2,335,000
Ohio HFA, PT-122                                               8/18/97            2,960,000
Ohio HFA, Single Family Mortgage (Series PT-71)                9/1/97             6,390,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-6)          4/14/1997-10/17/1997     11,235,000
Ohio HFA, Trust Receipts (Series 1997 FR/RI-14)                9/13/96            3,300,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-5)                 7/1/97             4,000,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $381,658,739.

Transactions in shares were as follows:


                                                                                YEAR ENDED OCTOBER 31,
                                                                            ----------------------------
INSTITUTIONAL SERVICE SHARES                                                    1997            1996
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  204,340,077     440,264,015
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared               477,179         226,623
--------------------------------------------------------------------------
Shares redeemed                                                             (183,918,781)   (453,700,715)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Institutional Service Share transactions            20,898,475     (13,210,077)
--------------------------------------------------------------------------  ------------    ------------



                                                                                YEAR ENDED OCTOBER 31,
                                                                            ----------------------------
CASH II SHARES                                                                  1997            1996
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  846,566,747     681,930,901
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared             6,536,111       5,797,497
--------------------------------------------------------------------------
Shares redeemed                                                             (813,922,799)   (669,813,991)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Cash II Share transactions                          39,180,059      17,914,407
--------------------------------------------------------------------------  ------------    ------------



                                                                             YEAR ENDED      PERIOD ENDED
                                                                             OCTOBER 31,      OCTOBER 31,
INSTITUTIONAL SHARES                                                            1997             1996(A)
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  663,912,689     286,154,299
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared               122,235          59,591
--------------------------------------------------------------------------
Shares redeemed                                                             (681,004,550)   (213,533,844)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Institutional Share transactions                   (16,969,626)     72,680,046
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from share transactions                                  43,108,908      77,384,376
--------------------------------------------------------------------------  ------------    ------------

(a) For the period from March 5, 1996 (date of initial public investment) to October 31, 1996.



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of average daily net assets of Cash II Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $600,750,000 and $596,189,955, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 67.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.9% of total investments.



             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST
(OHIO MUNICIPAL CASH TRUST):



We have audited the accompanying statement of assets and liabilities of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2, 11 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


[GRAPHIC] FEDERATED INVESTORS

OHIO MUNICIPAL
CASH TRUST

(A Portfolio of Federated
Municipal Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company

OHIO MUNICIPAL
CASH TRUST
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Ave.

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Ave.

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222



Federated Securities Corp., Distributor

1-800-341-7400

www.federatedivestors.com

Cusip 314229659
G00211-01-IS (12/97)


[GRAPHIC]
RECYCLED PAPER


OHIO MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Ohio Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Ohio municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Ohio, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated December 31, 1997



TABLE OF CONTENTS


Summary of Fund Expenses                                                1

Financial Highlights - Institutional Service Shares                     2

General Information                                                           3

Investment Information                                                        3
Investment Objective                                                          3
Investment Policies                                                           3
Ohio Municipal Securities                                                     5
Investment Risks                                                              5
Investment Limitations                                                        5

Fund Information                                                              6
Management of the Fund                                                  6
Distribution of Institutional Service Shares                            6
Administration of the Fund                                              7

Net Asset Value                                                               7

How to Purchase Shares                                                        7
Purchasing Shares Through a Financial Institution                       7
Purchasing Shares by Wire                                               7
Purchasing Shares by Check                                              8
Special Purchase Features                                                     8


How to Redeem Shares                                                          8
Redeeming Shares Through a Financial Institution                  8
Redeeming Shares by Telephone                                           8
Redeeming Shares by Mail                                                8
Special Redemption Features                                             9

Account and Share Information                                           9
Dividends                                                                     9
Capital Gains                                                                 9
Confirmation and Account Statements                                     9
Accounts with Low Balances                                              9
Voting Rights                                                                 9

Tax Information                                                         10
Federal Income Tax                                                      10
State and Local Taxes                                                   10

Other Classes of Shares                                                 10

Performance Information                                                 11

Financial Highlights - Cash II Shares                             12

Financial Highlights - Institutional Shares                       13

Financial Statements                                                    14

Report of Independent Public Accountants                          29




SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)                                                      None

Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)                                                      None

Contingent Deferred Sales Charge (as a percentage of original purchase price
 or redemption proceeds, as applicable)                                                   None

Redemption Fee (as a percentage of amount redeemed, if applicable)      None

Exchange Fee                                                                              None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                                           0.17%

12b-1 Fee                                                                                       None

Total Other Expenses                                                                      0.40%

Shareholder Services Fee (after waiver)(2)                                            0.20%

Total Operating Expenses (after waivers)(3)                                         0.57%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.85% absent the voluntary waivers of portions of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year       $ 6
3 Years      $18
5 Years      $32
10 Years    $71


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                                         FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                              YEAR ENDED OCTOBER 31,
                                                      -------------------------------------------------------------------
                                                      1997      1996      1995      1994     1993      1992     1991(A)
                                                      -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING
OF PERIOD                           $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                                 0.03      0.03      0.04      0.02      0.02      0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income  (0.03)    (0.03)    (0.04)    (0.02     (0.02)    (0.03)    (0.02)
------------------------------------------      -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
------------------------------------------      -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                            3.29%     3.27%     3.61%     2.41%     2.33%     3.21%     2.40%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                               0.57%     0.57%     0.57%     0.55%     0.48%     0.46%     0.35%*
-----------------------------------------
Net investment income                          3.25%     3.23%     3.56%     2.36%     2.30%     3.10%     4.46%*
-----------------------------------------
Expense waiver/reimbursement(c)         0.28%     0.31%     0.29%     0.07%     0.19%     0.25%     0.32%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period
(000 omitted)                    $80,619   $59,721   $72,931   $62,499   $81,748   $74,342   $44,771
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Service Shares, Cash II Shares, and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Ohio municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Ohio taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities ("Ohio Municipal Securities"). Examples of Ohio Municipal Securities include, but are not limited to:

* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Ohio Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Ohio Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.



TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Ohio Municipal Securities is subject to the federal alternative minimum tax.

OHIO MUNICIPAL SECURITIES

Ohio Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Ohio Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Ohio Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Ohio Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Ohio Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Ohio Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Ohio Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Ohio Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Ohio Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these considerations, the Fund's concentration in Ohio Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval. The following limitation may be changed without shareholder approval. The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

Maximum                            Average Aggregate
  Fee                              Daily Net Assets
--------                  ---------------------------------
0.15%                         on the first $250 million
0.13%                          on the next $250 million
0.10%                          on the next $250 million
0.08%                    on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.



PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Ohio Municipal Cash Trust - Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Ohio Municipal Cash Trust - Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES


Systematic Investment Program. A minimum of $100 can be automatically withdrawn from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.



HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.



REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION


Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES


CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.



ACCOUNT AND SHARE INFORMATION

DIVIDENDS



Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS


Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of November 24, 1997, Parcol & Co., Oaks, Pennsylvania, owned 48.95% of the voting securities of the Institutional Service Shares of the Fund; Gradison & Company, Inc., for the exclusive benefit of its customers, Cincinnati, Ohio, owned 78.38% of the voting securities of the Cash II Shares of the Fund; and Panabco, Newark, Ohio, owned 29.24% of the voting securites of the Institutional Shares of the Fund. These companies may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Ohio. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OHIO TAXES



Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest or dividends from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States which are exempt from state income tax under federal laws. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Ohio individual income taxes.

Distributions made by the Fund will not be subject to Ohio corporation franchise tax to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States, which is included in federal taxable income and which is exempt from state income tax under federal laws.

Exempt-interest dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political subdivisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio law to levy a tax on intangible income).



OTHER CLASSES OF SHARES



The Fund also offers two other classes of shares called Cash II Shares and Institutional Shares. Cash II Shares are sold at net asset value primarily to retail customers of financial institutions and are subject to a minimum initial investment of $25,000 over a 90-day period. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are also subject to a minimum initial investment of $25,000 over a 90-day period.



All classes are subject to certain of the same expenses.

Cash II Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.



Institutional Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.



Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.





                               FINANCIAL HIGHLIGHTS - CASH II SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                                     YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------------
                                             1997      1996      1995      1994      1993      1992    1991(A)
                                           -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00      $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                          0.03      0.03      0.03      0.02      0.02      0.03     0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income      (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.02)
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $1.00     $1.00    $1.00      $1.00     $1.00     $1.00     $1.00
-----------------------------------------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(B)                                2.98%     2.96%     3.30%     2.10%     2.02%     2.90%     2.27%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                       0.87%     0.87%     0.87%     0.85%     0.78%     0.76%     0.63%*
-----------------------------------------
Net investment income                          2.94%     2.92%     3.25%     2.09%     2.01%     2.86%     4.18%*
-----------------------------------------
Expense waiver/reimbursement(c)                0.28%     0.31%     0.29%     0.24%     0.19%     0.25%     0.34%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)    $245,329  $206,149  $188,234  $156,051  $127,017  $133,877   $94,081
-----------------------------------------

*   Computed on an annualized basis.
 (a)Reflects operations for the period from April 22, 1991 (date of initial public investment) to October 31, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)





                          FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 29.

                                                YEAR ENDED
                                                OCTOBER 31,
                                            -------------------
                                               1997     1996(A)
                                            --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00     $1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------
Net investment income                           0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income       (0.03)    (0.02)
-----------------------------------------    -------   -------
NET ASSET VALUE, END OF PERIOD                 $1.00     $1.00
-----------------------------------------    -------   -------
TOTAL RETURN(B)                                 3.49%     2.22%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                        0.37%     0.37%*
-----------------------------------------
Net investment income                           3.40%     3.38%*
-----------------------------------------
Expense waiver/reimbursement(c)                 0.48%     0.51%*
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)      $55,710   $72,680
-----------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from March 5, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)




                                        PORTFOLIO OF INVESTMENTS

                                       OHIO MUNICIPAL CASH TRUST
                                            OCTOBER 31, 1997

  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- 99.4%
--------------------------------------------------------------------------------------------------------------
OHIO -- 99.4%
--------------------------------------------------------------------------------------------------------------
    $575,000   Akron, Bath & Copley, OH Joint Township Weekly VRDNs (Visiting Nurses)/
               (National City Bank, Cleveland, OH LOC)                                                                 $575,000
               -----------------------------------------------------------------------------------------------
   2,480,000   Ashland County, OH Health Care Weekly VRDNs (Brethren Care, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                2,480,000
               -----------------------------------------------------------------------------------------------
   5,875,000   Belmont County, OH Weekly VRDNs (Lesco, Inc.)/(PNC Bank, N.A. LOC)                                     5,875,000
               -----------------------------------------------------------------------------------------------
   1,800,000   Belmont County, OH, Water System Improvement (Series C), 4.16% BANs, 12/15/1997                        1,800,665
               -----------------------------------------------------------------------------------------------
   1,860,000   Canfield, OH Local School District, School Improvement (Series 1997), 4.125% BANs, 10/1/1998           1,863,021
               -----------------------------------------------------------------------------------------------
   7,000,000   Clermont County, OH , Variable Rate IDRB's (Series 1997) Weekly VRDNs
               (Buriot International, Inc.)/(KeyBank, N.A. LOC)                                                       7,000,000
               -----------------------------------------------------------------------------------------------
   1,255,000   Cleveland Heights, OH, 4.25% BANs, 8/27/1998                                                           1,258,958
               -----------------------------------------------------------------------------------------------
   2,335,000   (b)Cleveland, OH Parking Facilities, PA-182 (Series 1996) Weekly VRDNs (MBIA INS)/
               (Merrill Lynch Capital Services, Inc. LIQ)                                                             2,335,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Clinton County, OH Hospital Authority Weekly VRDNs (Clinton Memorial Hospital)/
               (National City Bank, Columbus, OH LOC)                                                                 1,700,000
               -----------------------------------------------------------------------------------------------
   1,805,000   Columbiana County, OH, Industrial Development Revenue Bonds Weekly VRDNs
               (C & S Land Company Project)/(Bank One, Ohio, N.A. LOC)                                                1,805,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Conneaut, OH, Water Treatment Improvement General Limited Tax, 4.50% BANs, 4/14/1998                   1,501,611
               -----------------------------------------------------------------------------------------------
   8,000,000   Cuyahoga County, OH Hospital Authority, (Series 1997 D) Weekly VRDNs (Cleveland Clinic)/
               (Bank of America NT and SA, San Francisco LIQ)                                                         8,000,000
               -----------------------------------------------------------------------------------------------
     600,000   Cuyahoga County, OH IDA Weekly VRDNs (Animal Protection League (Cuyahoga County))/
               (KeyBank, N.A. LOC)                                                                                      600,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Cuyahoga County, OH IDA Weekly VRDNs (East Park Community, Inc.)/(KeyBank, N.A. LOC)                   1,500,000
               -----------------------------------------------------------------------------------------------
     370,000   Cuyahoga County, OH IDA Weekly VRDNs (Interstate Diesel Service, Inc.)/
               (Huntington National Bank, Columbus, OH LOC)                                                             370,000
               -----------------------------------------------------------------------------------------------
     640,000   Cuyahoga County, OH IDA Weekly VRDNs (Parma-Commerce Parkway West)/
               (KeyBank, N.A. LOC)                                                                                      640,000
               -----------------------------------------------------------------------------------------------
     950,000   Cuyahoga County, OH IDA Weekly VRDNs (Premier Manufacturing Corp.)/
               (National City Bank, Kentucky LOC)                                                                       950,000
               -----------------------------------------------------------------------------------------------
   1,825,000   Cuyahoga County, OH IDA, IDRB (Series 1995) Weekly VRDNs (Avalon Precision
               Casting Co. Project)/(KeyBank, N.A. LOC)                                                               1,825,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Dayton, OH, Airport Improvement BAN's (Series 1996), 3.80% BANs, 12/16/1997                            4,000,765
               -----------------------------------------------------------------------------------------------
   1,585,000   Delaware County, OH, IDRB (Series 1995) Weekly VRDNs (Air Waves, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,585,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Elyria, OH, Police Station Improvement Notes, (Series 1997), 4.00% BANs, 12/4/1997                     2,000,437
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $5,245,000   Erie County, OH, Adjustable Rate Demand Health Care Facilities Bonds (Series 1996A)
               Weekly VRDNs (Providence Care Center)/(Fifth Third Bank of Northwestern OH LOC)                       $5,245,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Euclid, OH, 4.12% BANs, 7/31/1998                                                                      1,001,215
               -----------------------------------------------------------------------------------------------
   5,395,000   Franklin County, OH Hospital Facility Authority, (Series 1992) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bank, Cincinnati LOC)                                                5,395,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Franklin County, OH IDA Weekly VRDNs (Heekin Can, Inc.)/(PNC Bank, Ohio, N.A. LOC)                     4,500,000
               -----------------------------------------------------------------------------------------------
   2,940,000   Franklin County, OH IDA Weekly VRDNs (Unicorn Leasing Corp.)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     2,940,000
               -----------------------------------------------------------------------------------------------
   3,310,000   Franklin County, OH IDA, (Series 1995) Weekly VRDNs (Fabcon L.L.C. Project)/
               (Norwest Bank Minnesota, Minneapolis LOC)                                                              3,310,000
               -----------------------------------------------------------------------------------------------
   4,900,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            4,900,000
               -----------------------------------------------------------------------------------------------
   2,100,000   Franklin County, OH IDA, Adjustable Rate Demand IDRB's (Series 1996B) Weekly VRDNs
               (Carams, Ltd.)/(Huntington National Bank, Columbus, OH LOC)                                            2,100,000
               -----------------------------------------------------------------------------------------------
   1,995,000   Franklin County, OH, Adjustable Rate Demand Economic Development Revenue Refunding
               Bonds (Series 1996) Weekly VRDNs (CPM Investments)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      1,995,000
               -----------------------------------------------------------------------------------------------
   1,395,000   Franklin County, OH, Health Care Facilities Revenue Bonds (Series 1994) Weekly VRDNs
               (Wesley Glenn, Inc.)/(Fifth Third Bancorp LOC)                                                         1,395,000
               -----------------------------------------------------------------------------------------------
   8,035,000   Greene County, OH, (Series 1997F), 4.10% BANs, 9/10/1998                                               8,051,582
               -----------------------------------------------------------------------------------------------
   1,635,000   Greene County, OH, Various Purpose Certificates of Indebtedness, 4.00% BANs, 12/11/1997                1,635,589
               -----------------------------------------------------------------------------------------------
   5,600,000   Hamilton County, OH Health System Weekly VRDNs (West Park Community)/
               (Fifth Third Bank, Cincinnati LOC)                                                                     5,600,000
               -----------------------------------------------------------------------------------------------
   7,500,000   Henry County Ohio, Series 1996 Automatic Feed Project Weekly VRDNs
               (Huntington National Bank, Columbus, OH LOC)                                                           7,500,000
               -----------------------------------------------------------------------------------------------
   2,400,000   Highland Heights City, OH, 3.97% BANs, 12/18/1997                                                      2,400,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Hilliard, OH, (Series 1997-B), 4.15% BANs, 9/10/1998                                                   1,002,470
               -----------------------------------------------------------------------------------------------
   3,800,000   Hilliard, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Medex, Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             3,800,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Holmes County, OH IDA Weekly VRDNs (Poultry Processing)/
               (Rabobank Nederland, Utrecht LOC)                                                                      2,000,000
               -----------------------------------------------------------------------------------------------
   1,430,600   Huber Heights, OH, 4.00% BANs, 1/23/1998                                                               1,431,539
               -----------------------------------------------------------------------------------------------
   1,160,000   Huber Heights, OH, IDRB (Series 1994) Weekly VRDNs (Lasermike, Inc. Project)/
               (KeyBank, N.A. LOC)                                                                                    1,160,000
               -----------------------------------------------------------------------------------------------
   1,357,000   Huron City, OH, Various Purpose General Ltd Tax, 4.10% BANs, 2/25/1998                                 1,358,453
               -----------------------------------------------------------------------------------------------
   1,200,000   Kent, OH, Adjustable Rate IDRB's (Series 1994) Weekly VRDNs (Raven's Metal
               Products, Inc. Project)/(First National Bank of Ohio, Akron LOC)                                       1,200,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Lake County, OH, 4.00% BANs, 3/12/1998                                                                 1,000,861
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $3,300,000   Lake County, OH, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Apsco Properties, LTD.)/
               (First National Bank of Ohio, Akron LOC)                                                              $3,300,000
               -----------------------------------------------------------------------------------------------
   1,600,000   Lisbon Village School District, OH, GO Unlimited School Improvement , 4.10% BANs, 9/3/1998             1,602,569
               -----------------------------------------------------------------------------------------------
   2,000,000   Lorain County, OH, Public Improvement GO Ltd. Tax, 4.22% BANs, 9/17/1998                               2,004,554
               -----------------------------------------------------------------------------------------------
   4,190,000   Lorain Port Authority, OH, (Series 1994) Weekly VRDNs (Spitzer Great Lakes Ltd., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                             4,190,000
               -----------------------------------------------------------------------------------------------
   1,175,000   Lorain Port Authority, OH, Adjustable Rate Demand Port Development Refunding Revenue
               Bonds (Series 1996) Weekly VRDNs (Spitzer Project)/(Bank One, Ohio, N.A. LOC)                          1,175,000
               -----------------------------------------------------------------------------------------------
   8,305,000   Lorain Port Authority, OH, IDRB (Series 1996) Weekly VRDNs (Brush Wellman, Inc.)/
               (National City Bank, Cleveland, OH LOC)                                                                8,305,000
               -----------------------------------------------------------------------------------------------
     800,000   Lucas County, OH IDA Weekly VRDNs (Kuhlman Corp.)/(KeyBank, N.A. LOC)                                    800,000
               -----------------------------------------------------------------------------------------------
   1,645,000   Lucas County, OH, Hospital Facility Improvement Revenue Bonds (Series 93) Weekly VRDNs
               (Lott Industries, Inc.)/(National City Bank, Cleveland, OH LOC)                                        1,645,000
               -----------------------------------------------------------------------------------------------
     245,000   Lucas County, OH, Hospital Improvement Revenue Weekly VRDNs (Sunshine Children's Home)/
               (National City Bank, Cleveland, OH LOC)                                                                  245,000
               -----------------------------------------------------------------------------------------------
   3,400,000   Lucas County, OH, Hospital Refunding Revenue Bonds Weekly VRDNs (Riverside Hospital, OH)/
               (Huntington National Bank, Columbus, OH LOC)                                                           3,400,000
               -----------------------------------------------------------------------------------------------
   1,585,000   Lucas County, OH, Metropolitan Sewer and Water District Improvement, 4.11%
               BANs, 10/21/1998                                                                                       1,588,397
               -----------------------------------------------------------------------------------------------
   1,000,000   Lyndhurst, OH, 4.00% BANs, 3/18/1998                                                                   1,000,721
               -----------------------------------------------------------------------------------------------
   5,325,000   Mahoning County, OH Multifamily HFA Weekly VRDNs (International Towers, Inc.)/
               (PNC Bank, N.A. LOC)                                                                                   5,325,000
               -----------------------------------------------------------------------------------------------
     580,000   Mansfield, OH, IDR Weekly VRDNs (Designed Metal Products, Inc.)/(Bank One, Ohio, N.A. LOC)               580,000
               -----------------------------------------------------------------------------------------------
   3,750,000   Mayfield Village, OH IDA Weekly VRDNs (Beta Campus Co.)/(KeyBank, N.A. LOC)                            3,750,000
               -----------------------------------------------------------------------------------------------
   7,400,000   Medina County, OH, (Series 1997) Weekly VRDNs (Plaza 71 Associates Ltd.)/
               (Westdeutsche Landesbank Girozentrale LOC)                                                             7,400,000
               -----------------------------------------------------------------------------------------------
   5,400,000   Medina County, OH, Solid Waste Disposal Revenue Bonds (Series 1995) Weekly VRDNs
               (Valley City Steel Company Project)/(KeyBank, N.A. LOC)                                                5,400,000
               -----------------------------------------------------------------------------------------------
   1,925,000   Montgomery, OH IDA Weekly VRDNs (Bethesda Two Limited Partnership)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,925,000
               -----------------------------------------------------------------------------------------------
  10,000,000   New Albany, OH Community Authority, Adjustable Rate Multi-Purpose Infrastructure
               Improvement Bonds, (Series A) Weekly VRDNs (Huntington National Bank,
               Columbus, OH LOC)                                                                                     10,000,000
               -----------------------------------------------------------------------------------------------
     320,000   North Olmsted, OH IDA Weekly VRDNs (Bryant & Stratton)/(KeyBank, N.A. LOC)                               320,000
               -----------------------------------------------------------------------------------------------
     825,000   North Olmsted, OH IDA, 4.05% TOBs (Therm-All)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 2/1/1998                                                                                 825,000
               -----------------------------------------------------------------------------------------------
   1,295,000   Ohio HFA Weekly VRDNs (Westchester Village)/(KeyBank, N.A. LOC)                                        1,295,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,520,000   Ohio HFA, (CR-18), (Series 1988A), 3.80% TOBs (GNMA COL)/(Citibank N.A., New York LIQ),
               Optional Tender 2/1/1998                                                                              $4,520,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio HFA, (Series 1997 A-2), 3.65% TOBs, Mandatory Tender 3/2/1998                                     5,000,000
               -----------------------------------------------------------------------------------------------
   7,040,000   Ohio HFA, 3.90% TOBs (Lincoln Park Associates)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 11/1/1997                                                                              7,040,000
               -----------------------------------------------------------------------------------------------
     740,000   Ohio HFA, Multifamily Housing Revenue Bonds, (Series 1997), 4.76% TOBs (Wind River
               Apartments)/(Republic National Bank of New York INV), Mandatory Tender 12/1/1997                         740,000
               -----------------------------------------------------------------------------------------------
   2,960,000   (b)Ohio HFA, PT-122, 3.80% TOBs (GNMA COL)/(Banco Santander LIQ),
               Mandatory Tender 11/6/1997                                                                             2,960,000
               -----------------------------------------------------------------------------------------------
   6,390,000   (b)Ohio HFA, Single Family Mortgage (Series PT-71), 4.00% TOBs (GNMA COL)/
               (Commerzbank AG, Frankfurt LIQ), Mandatory Tender 10/15/1998                                           6,390,000
               -----------------------------------------------------------------------------------------------
  11,235,000   (b)Ohio HFA, Trust Receipts (Series 1996 FR/RI-6) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                      11,235,000
               -----------------------------------------------------------------------------------------------
   3,300,000   (b)Ohio HFA, Trust Receipts (Series 1997 FR/RI-14) Weekly VRDNs (GNMA GTD)/
               (Bank of New York, New York LIQ)                                                                       3,300,000
               -----------------------------------------------------------------------------------------------
   4,000,000   (b)Ohio HFA, Trust Receipts, (Series 1996 FR/RI-5) Weekly VRDNs (GNMA COL)/
               (Bank of New York, New York LIQ)                                                                       4,000,000
               -----------------------------------------------------------------------------------------------
   2,270,000   Ohio HFA, VRD Multifamily Housing Revenue Bonds (Series 1997) Weekly VRDNs
               (Pine Crossing Ltd. Partnership)/(Sumitomo Bank Ltd., Osaka LOC)                                       2,270,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Ohio State Air Quality Development Authority, (Series 1988A) Weekly VRDNs
               (PPG Industries, Inc.)                                                                                 3,800,000
               -----------------------------------------------------------------------------------------------
   1,725,000   Ohio State Higher Education Facility, Revenue Bonds Weekly VRDNs (Notre Dame
               College Project)/(National City Bank, Cleveland, OH LOC)                                               1,725,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Public Facilities Commission, (Series II-B), 4.50% Bonds, 11/1/1998                         5,034,740
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State Water Development Authority, Ohio PCR Bonds (Series 1989) Weekly VRDNs
               (Duquesne Light Power Co.)/(First National Bank of Chicago LOC)                                        5,000,000
               -----------------------------------------------------------------------------------------------
  10,000,000   Ohio State Water Development Authority, PCR Refunding Bonds Weekly VRDNs
               (General Motors Corp.)                                                                                10,000,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Ohio State Water Development Authority, PCR Bonds (Series 1988), 3.85% CP (Duquesne Light
               Power Co.)/(Toronto-Dominion Bank LOC), Mandatory Tender 12/16/1997                                    4,000,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Ohio State Water Development Authority, Pollution Control Facilities Revenue Bonds, 4.10%
               TOBs (Union Bank of Switzerland, Zurich LOC), Optional Tender 5/1/1998                                 3,500,000
               -----------------------------------------------------------------------------------------------
     400,000   Ohio State Weekly VRDNs (John Carroll University, OH)/(PNC Bank, N.A. LOC)                               400,000
               -----------------------------------------------------------------------------------------------
   5,000,000   Ohio State, Environmental Improvement Revenue Bonds (Series 1996) Weekly VRDNs
               (Newark Group Industries, Inc.)/(Chase Manhattan Bank N.A., New York LOC)                              5,000,000
               -----------------------------------------------------------------------------------------------
   1,125,000   Ohio State, IDR (Series 1991) Weekly VRDNs (Standby Screw, Inc.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,125,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Ohio State, IDRB (Series 1994) Weekly VRDNs (Anomatic Corp.)/(National City Bank,
               Columbus, OH LOC)                                                                                      1,300,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $4,900,000   Oregon City, OH, 4.15% BANs, 12/18/1997                                                               $4,903,041
               -----------------------------------------------------------------------------------------------
   1,150,000   Orrville, OH IDA Weekly VRDNs (O.S. Associates/Contours, Inc.)/(National City Bank,
               Cleveland, OH LOC)                                                                                     1,150,000
               -----------------------------------------------------------------------------------------------
   5,560,000   Ottawa County, OH, 4.15% BANs, 4/7/1998                                                                5,565,747
               -----------------------------------------------------------------------------------------------
   5,000,000   Ottawa County, OH, Regional Water System Improvement , 4.125% BANs, 8/6/1998                           5,009,140
               -----------------------------------------------------------------------------------------------
      85,000   Portage County, OH IDA Weekly VRDNs (D & W Associates)/(Bank One, Ohio, N.A. LOC)                         85,000
               -----------------------------------------------------------------------------------------------
     340,000   Portage County, OH IDA, 3.95% TOBs (Neidlinger)/(KeyBank, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 340,000
               -----------------------------------------------------------------------------------------------
   4,220,000   Portage County, OH IDA, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Barnette Project)/(National City, Northeast LOC)                                                      4,220,000
               -----------------------------------------------------------------------------------------------
     800,000   Portage County, OH IDA, Industries Revenue Bonds Weekly VRDNs (Lovejoy Industries)/
               (Star Bank, N.A., Cincinnati LOC)                                                                        800,000
               -----------------------------------------------------------------------------------------------
   4,375,000   Ross County, OH, Hospital Facilities Revenue Bonds (Series 1995) Weekly VRDNs
               (Medical Center Hospital Project)/(Fifth Third Bank, Cincinnati LOC)                                   4,375,000
               -----------------------------------------------------------------------------------------------
   3,800,000   Sandusky, OH, (Series 1997-1), 4.125% BANs, 9/17/1998                                                  3,807,829
               -----------------------------------------------------------------------------------------------
   1,868,000   Sandusky, OH, 4.00% BANs, 11/26/1997                                                                   1,868,370
               -----------------------------------------------------------------------------------------------
   5,200,000 Scioto County, OH Hospital Authority Weekly VRDNs (AMBAC INS)/
               (First National Bank of Chicago LIQ)                                                                   5,200,000
               -----------------------------------------------------------------------------------------------
   1,700,000   Seneca County, OH Hospital Facility Authority Weekly VRDNs (St. Francis Home)/
               (National City Bank, Cleveland, OH LOC)                                                                1,700,000
               -----------------------------------------------------------------------------------------------
     400,000   Sharonville, OH, IDR Weekly VRDNs (Xtek, Inc.)/(Fifth Third Bank, Cincinnati LOC)                        400,000
               -----------------------------------------------------------------------------------------------
     480,000   Solon, OH, IDR Weekly VRDNs (Graphic Laminating)/(KeyBank, N.A. LOC)                                     480,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Solon, OH, IDRB (Series 1995) Weekly VRDNs (Cleveland Twist Drill Co.)/
               (Nationsbank, N.A., Charlotte LOC)                                                                     2,000,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Springfield, OH, 4.17% BANs, 6/18/1998                                                                 1,251,655
               -----------------------------------------------------------------------------------------------
   1,000,000   Stark County, OH IDR Weekly VRDNs (KeyBank, N.A. LOC)                                                  1,000,000
               -----------------------------------------------------------------------------------------------
   2,055,000   Stark County, OH IDR, (Series 1994) Weekly VRDNs (Wilkof Morris)/(KeyBank, N.A. LOC)                   2,055,000
               -----------------------------------------------------------------------------------------------
   1,270,000   Stark County, OH IDR, IDRB (Series 1996) Weekly VRDNs (Foundations Systems and
               Anchors, Inc. Project)/(Bank One, Ohio, N.A. LOC)                                                      1,270,000
               -----------------------------------------------------------------------------------------------
   1,215,000   Strongsville, OH, IDRB (Series 1994) Weekly VRDNs (Nutro Machinery Corp., Project)/
               (Huntington National Bank, Columbus, OH LOC)                                                           1,215,000
               -----------------------------------------------------------------------------------------------
   2,500,000   Summit County, OH IDR Weekly VRDNs (Maison Aine Limited Partnership)/
               (KeyBank, N.A. LOC)                                                                                    2,500,000
               -----------------------------------------------------------------------------------------------
   4,500,000   Summit County, OH IDR, (Series 1994) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             4,500,000
               -----------------------------------------------------------------------------------------------
   1,500,000   Summit County, OH IDR, (Series 1997) Weekly VRDNs (Baker McMillen Co.)/
               (National City, Northeast LOC)                                                                         1,500,000
               -----------------------------------------------------------------------------------------------







                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
    $820,000   Summit County, OH IDR, 3.80% TOBs (S.D. Meyers, Inc.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/15/1998                                                                               $820,000
               -----------------------------------------------------------------------------------------------
     325,000   Summit County, OH IDR, 3.95% TOBs (Keltec Industries)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 3/1/1998                                                                                 325,000
               -----------------------------------------------------------------------------------------------
   1,025,000   Summit County, OH IDR, 3.95% TOBs (Matech Machine Tool Co.)/(Bank One, Ohio, N.A. LOC),
               Optional Tender 2/1/1998                                                                               1,025,000
               -----------------------------------------------------------------------------------------------
   1,030,000   Summit County, OH IDR, 3.95% TOBs (Rogers Industrial Products, Inc.)/
               (Bank One, Ohio, N.A. LOC), Optional Tender 11/1/1997                                                  1,030,000
               -----------------------------------------------------------------------------------------------
     725,000   Summit County, OH IDR, 3.95% TOBs (Universal Rack)/(National City Bank, Cleveland, OH LOC),
               Optional Tender 3/1/1998                                                                                 725,000
               -----------------------------------------------------------------------------------------------
     660,000   Summit County, OH IDR, 4.05% TOBs (Bechmer-Boyce Project)/(KeyBank, N.A. LOC),
               Optional Tender 1/15/1998                                                                                660,000
               -----------------------------------------------------------------------------------------------
   1,575,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs
               (Fomo Products, Inc.)/(First National Bank of Ohio, Akron LOC)                                         1,575,000
               -----------------------------------------------------------------------------------------------
   2,000,000   Summit County, OH IDR, Adjustable Rate IDRB's (Series 1997) Weekly VRDNs (Svision)/
               (Bank One, Ohio, N.A. LOC)                                                                             2,000,000
               -----------------------------------------------------------------------------------------------
     840,000   Summit County, OH IDR, Bonds (Series 1994) Weekly VRDNs (Austin Printing Co., Inc.)/
               (Bank One, Ohio, N.A. LOC)                                                                               840,000
               -----------------------------------------------------------------------------------------------
   2,890,000   Summit County, OH IDR, IDRB (Series 1994B) Weekly VRDNs (Harry London Candies, Inc. )/
               (Bank One, Ohio, N.A. LOC)                                                                             2,890,000
               -----------------------------------------------------------------------------------------------
     775,000   Summit County, OH IDR, IDRB (Series 1995) Weekly VRDNs (Cardtech Project (OH))/
               (KeyBank, N.A. LOC)                                                                                      775,000
               -----------------------------------------------------------------------------------------------
   1,355,000   Summit County, OH IDR, Industrial Development Bonds (Series 1996) Weekly VRDNs
               (Creative Screen Print Project)/(National City, Northeast LOC)                                         1,355,000
               -----------------------------------------------------------------------------------------------
   1,250,000   Summit County, OH IDR, Multi-Mode Variable Rate I Weekly VRDNs
               (Mastergraphics, Inc. Project)/(KeyBank, N.A. LOC)                                                     1,250,000
               -----------------------------------------------------------------------------------------------
   3,500,000   Summit County, OH, Adjustable Rate Healthcare Facilities Revenue Bonds (Series 1996)
               Weekly VRDNs (United Disability Services, Inc.)/(First National Bank of Ohio, Akron LOC)               3,500,000
               -----------------------------------------------------------------------------------------------
   3,200,000   Toledo, OH, Adjustable Rate City Services Special Assessment Notes (Services 1997)
               Weekly VRDNs (Canadian Imperial Bank of Commerce, Toronto LOC)                                         3,200,000
               -----------------------------------------------------------------------------------------------
   4,000,000   Toledo-Lucas County, OH Port Authority, Airport Development Revenue Bonds (Series 1996-1)
               Weekly VRDNs (Burlington Air Express, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                        4,000,000
               -----------------------------------------------------------------------------------------------
   1,000,000   Toledo-Lucas County, OH Port Authority, IDA Weekly VRDNs (Medusa Corp.)/
               (Bayerische Vereinsbank AG, Munich LOC)                                                                1,000,000
               -----------------------------------------------------------------------------------------------
   2,300,000   Trumbull County, OH IDA, (Series 1989) Weekly VRDNs (McSonald Steel Corp.)/
               (PNC Bank, N.A. LOC)                                                                                   2,300,000
               -----------------------------------------------------------------------------------------------
   1,300,000   Trumbull County, OH IDA, IDR Refunding Bonds (Series 1994) Weekly VRDNs
               (Churchill Downs, Inc.)/(Bank One, Ohio, N.A. LOC)                                                     1,300,000
               -----------------------------------------------------------------------------------------------
   1,130,000   Tuscarawas County, OH, Adjustable Rate IDRB's (Series 1995) Weekly VRDNs
               (Primary Packaging, Inc.)/(First National Bank of Ohio, Akron LOC)                                     1,130,000
               -----------------------------------------------------------------------------------------------








                                                  OHIO MUNICIPAL CASH TRUST
  PRINCIPAL
    AMOUNT                                                                                                           VALUE
-------------  -----------------------------------------------------------------------------------------------  ----------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------
OHIO -- CONTINUED
--------------------------------------------------------------------------------------------------------------
  $2,650,000   Williams County, OH, Multi-Mode Variable Rate IDRB's (Series 1996) Weekly VRDNs
               (Allied Moulded Products, Inc.)/(KeyBank, N.A. LOC)                                                   $2,650,000
               -----------------------------------------------------------------------------------------------
   1,080,000   Willoughby City, OH, IDR Refunding Bonds (Series 1995A) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,080,000
               -----------------------------------------------------------------------------------------------
   1,155,000   Willoughby City, OH, IDR Revenue Bonds (Series 1995 B) Weekly VRDNs (Pine Ridge
               Shopping Center Company Project)/(Star Bank, N.A., Cincinnati LOC)                                     1,155,000
               -----------------------------------------------------------------------------------------------
   1,200,000   Wood County, OH Weekly VRDNs (Principle Business Enterprises)/
               (National City Bank, Cleveland, OH LOC)                                                                1,200,000
               -----------------------------------------------------------------------------------------------
   2,120,000   Wood County, OH, EDRB Weekly VRDNs (Roe Inc. Project)/(Huntington National Bank,
               Columbus, OH LOC)                                                                                      2,120,000
               -----------------------------------------------------------------------------------------------
   3,000,000   Wooster City, OH, Waterworks System Improvement (Series 1996), 4.125% BANs, 11/20/1997                 3,000,564
               -----------------------------------------------------------------------------------------------
   4,170,000   Youngstown, OH, Adjustable Rate Demand IDRB's (Series 1996A) Weekly VRDNs
               (Cantar/Polyair Corp./Performa Corp.)/(Marine Midland Bank N.A., Buffalo, NY LOC)                      4,170,000
               -----------------------------------------------------------------------------------------------  ----------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                                            $379,275,148
               -----------------------------------------------------------------------------------------------  ----------------


    Securities that are subject to Alternative Minimum Tax represent 49.8% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (unaudited)

    First Tier   Second Tier
    ----------   -----------
      96.0%        4.0%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $30,220,000 which represents 7.9% of net assets.

(c) Also represents cost for federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets ($381,658,739) at October 31, 1997.

AMBAC -- American Municipal Bond Assurance Corporation BANs -- Bond Anticipation Notes COL -- Collateralized CP -- Commercial Paper EDRB -- Economic Development Revenue Bonds GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranty HFA -- Housing Finance Authority IDA -- Industrial Development Authority IDR -- Industrial Development Revenue IDRB -- Industrial Development Revenue Bond INS -- Insured INV -- Investment Agreement LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PCR -- Pollution Control Revenue TOBs -- Tender Option Bonds VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)






                              STATEMENT OF ASSETS AND LIABILITIES

                                   OHIO MUNICIPAL CASH TRUST
                                        OCTOBER 31, 1997


ASSETS:
----------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                        $379,275,148
----------------------------------------------------------------------------------
Cash                                                                                     131,655
----------------------------------------------------------------------------------
Income receivable                                                                      2,842,365
----------------------------------------------------------------------------------
Receivable for shares sold                                                                50,094
----------------------------------------------------------------------------------  ------------
Total assets                                                                         382,299,262
----------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                               $97,151
------------------------------------------------------------------
Income distribution payable                                               366,587
------------------------------------------------------------------
Accrued expenses                                                          176,785
------------------------------------------------------------------   ------------
Total liabilities                                                                        640,523
----------------------------------------------------------------------------------  ------------
NET ASSETS for 381,658,739 shares outstanding                                       $381,658,739
----------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
----------------------------------------------------------------------------------
$80,619,487 (divided by) 80,619,487 shares outstanding                                     $1.00
----------------------------------------------------------------------------------  ------------
CASH II SHARES:
----------------------------------------------------------------------------------
$245,328,833 (divided by) 245,328,833 shares outstanding                                   $1.00
----------------------------------------------------------------------------------  ------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------
$55,710,419 (divided by) 55,710,419 shares outstanding                                     $1.00
----------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)





                                             STATEMENT OF OPERATIONS

                                           OHIO MUNICIPAL CASH TRUST
                                           YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------
Interest                                                                                             $13,788,155
-------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------
Investment advisory fee                                                               $1,448,035
----------------------------------------------------------------------------------
Administrative personnel and services fee                                                273,333
----------------------------------------------------------------------------------
Custodian fees                                                                            24,975
----------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                 239,112
----------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                  3,825
----------------------------------------------------------------------------------
Auditing fees                                                                             13,544
----------------------------------------------------------------------------------
Legal fees                                                                                 9,355
----------------------------------------------------------------------------------
Portfolio accounting fees                                                                111,189
----------------------------------------------------------------------------------
Distribution services fee -- Cash II Shares                                              683,505
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                 178,006
----------------------------------------------------------------------------------
Shareholder services fee -- Cash II Shares                                               569,588
----------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                         157,340
----------------------------------------------------------------------------------
Share registration costs                                                                  42,673
----------------------------------------------------------------------------------
Printing and postage                                                                      25,947
----------------------------------------------------------------------------------
Insurance premiums                                                                         5,384
----------------------------------------------------------------------------------
Taxes                                                                                        569
----------------------------------------------------------------------------------
Miscellaneous                                                                              3,419
----------------------------------------------------------------------------------  ------------
Total expenses                                                                         3,789,799
----------------------------------------------------------------------------------
Waivers --
------------------------------------------------------------------
Waiver of investment advisory fee                                       ($846,106)
------------------------------------------------------------------
Waiver of distribution services fee -- Cash II Shares                    (113,917)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares        (35,601)
------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares               (157,340)
------------------------------------------------------------------   ------------
Total waivers                                                                         (1,152,964)
----------------------------------------------------------------------------------  ------------
Net expenses                                                                                           2,636,835
-------------------------------------------------------------------------------------------------   ------------
Net investment income                                                                                $11,151,320
-------------------------------------------------------------------------------------------------   ------------



(See Notes which are an integral part of the Financial Statements)





                                        STATEMENT OF CHANGES IN NET ASSETS

                                            OHIO MUNICIPAL CASH TRUST


                                                                         YEAR ENDED OCTOBER 31,
                                                                  ---------------------------------
                                                                        1997             1996
                                                                  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------
Net investment income                                                 $11,151,320        $8,958,075
----------------------------------------------------------------  ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------
Institutional Service Shares                                           (2,309,907)       (2,339,083)
----------------------------------------------------------------
Cash II Shares                                                         (6,696,096)       (5,962,329)
----------------------------------------------------------------
Institutional Shares                                                   (2,145,317)         (656,663)
----------------------------------------------------------------  ---------------   ---------------
Change in net assets resulting from distributions to                  (11,151,320)       (8,958,075)
shareholders
----------------------------------------------------------------  ---------------   ---------------
SHARE TRANSACTIONS --
----------------------------------------------------------------
Proceeds from sale of shares                                        1,714,819,513     1,408,349,215
----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                               7,135,525         6,083,711
----------------------------------------------------------------
Cost of shares redeemed                                            (1,678,846,130)   (1,337,048,550)
----------------------------------------------------------------  ---------------   ---------------
Change in net assets resulting from share transactions                 43,108,908        77,384,376
----------------------------------------------------------------  ---------------   ---------------
Change in net assets                                                   43,108,908        77,384,376
----------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------
Beginning of period                                                   338,549,831       261,165,455
----------------------------------------------------------------  ---------------   ---------------
End of period                                                        $381,658,739      $338,549,831
----------------------------------------------------------------  ---------------   ---------------



(See Notes which are an integral part of the Financial Statements)



                      NOTES TO FINANCIAL STATEMENTS

                      OHIO MUNICIPAL CASH TRUST
                            OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Ohio Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Institutional Service Shares, Cash II Shares and Institutional Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940

Additional information on each restricted security held at October 31, 1997 is as follows:


SECURITY                                                  ACQUISITION DATE    ACQUISITION COST
------------------------------------------------------  --------------------  ----------------
Cleveland, OH Parking Facilities, PA-182 (Series 1996)        10/10/97           $2,335,000
Ohio HFA, PT-122                                               8/18/97            2,960,000
Ohio HFA, Single Family Mortgage (Series PT-71)                9/1/97             6,390,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-6)          4/14/1997-10/17/1997     11,235,000
Ohio HFA, Trust Receipts (Series 1997 FR/RI-14)                9/13/96            3,300,000
Ohio HFA, Trust Receipts (Series 1996 FR/RI-5)                 7/1/97             4,000,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $381,658,739.

Transactions in shares were as follows:


                                                                                YEAR ENDED OCTOBER 31,
                                                                            ----------------------------
INSTITUTIONAL SERVICE SHARES                                                    1997            1996
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  204,340,077     440,264,015
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared               477,179         226,623
--------------------------------------------------------------------------
Shares redeemed                                                             (183,918,781)   (453,700,715)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Institutional Service Share transactions            20,898,475     (13,210,077)
--------------------------------------------------------------------------  ------------    ------------



                                                                                YEAR ENDED OCTOBER 31,
                                                                            ----------------------------
CASH II SHARES                                                                  1997            1996
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  846,566,747     681,930,901
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared             6,536,111       5,797,497
--------------------------------------------------------------------------
Shares redeemed                                                             (813,922,799)   (669,813,991)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Cash II Share transactions                          39,180,059      17,914,407
--------------------------------------------------------------------------  ------------    ------------



                                                                             YEAR ENDED      PERIOD ENDED
                                                                             OCTOBER 31,      OCTOBER 31,
INSTITUTIONAL SHARES                                                            1997             1996(A)
--------------------------------------------------------------------------  ------------    ------------
Shares sold                                                                  663,912,689     286,154,299
--------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared               122,235          59,591
--------------------------------------------------------------------------
Shares redeemed                                                             (681,004,550)   (213,533,844)
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from Institutional Share transactions                   (16,969,626)     72,680,046
--------------------------------------------------------------------------  ------------    ------------
Net change resulting from share transactions                                  43,108,908      77,384,376
--------------------------------------------------------------------------  ------------    ------------

(a) For the period from March 5, 1996 (date of initial public investment) to October 31, 1996.



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Cash II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.30% of average daily net assets of Cash II Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $600,750,000 and $596,189,955, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 67.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.9% of total investments.




REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST
(OHIO MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2, 12 and 13 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ohio Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997



[GRAPHIC] FEDERATED INVESTORS
OHIO MUNICIPAL
CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS



DECEMBER 31, 1997



A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company

OHIO MUNICIPAL
CASH TRUST
Institutional Service Shares



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000



DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower



1001 Liberty Avenue



Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower



1001 Liberty Avenue



Pittsburgh, PA 15222-3779



CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222



Cusip 314229857

G00211-02-SS (12/97)


[GRAPHIC]

OHIO MUNICIPAL CASH TRUST
               (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

                    INSTITUTIONAL SERVICE SHARES
                          CASH II SHARES
                       INSTITUTIONAL SHARES

                STATEMENT OF ADDITIONAL INFORMATION     This Statement of
Additional Information should be read with the prospectuses of Ohio Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

OHIO MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

                   Statement dated December 31, 1997


 [Graphic]Federated Investors

Federated Securities Corp., Distributor

Cusip 314229857

1030105B (12/97) [Graphic]

TABLE OF CONTENTS

INVESTMENT POLICIES                                 1
  Acceptable Investments                            1
  Participation Interests                           1
  Municipal Leases                                  1
  Ratings                                           1
  When-Issued and Delayed Delivery Transactions     1
  Repurchase Agreements                             2
  Reverse Repurchase Agreements                     2
  Credit Enhancement                                2
  Investing in Securities of Other Investment       2
    Companies
OHIO INVESTMENT RISKS                               2
INVESTMENT LIMITATIONS                              3
FEDERATED MUNICIPAL TRUST MANAGEMENT                5
  Share Ownership                                   8
  Trustee Compensation                              9
  Trustee Liability                                 9
INVESTMENT ADVISORY SERVICES                        9
  Investment Adviser                                9
BROKERAGE TRANSACTIONS                             10
OTHER SERVICES                                     10
  Fund Administration                              10
  Custodian and Portfolio Accountant               10
  Transfer Agent                                   10
Independent Public Accountants                   10
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES         11
DETERMINING NET ASSET VALUE                        11
REDEMPTION IN KIND                                 12
MASSACHUSETTS PARTNERSHIP LAW                      12
THE FUND'S TAX STATUS                              12
PERFORMANCE INFORMATION                            12
  Yield                                            12
  Effective Yield                                  12
  Tax-Equivalent Yield                             13
  Tax-Equivalency Table                            13
TOTAL RETURN                                       14
PERFORMANCE COMPARISONS                            14
  Economic and Market Information                  15
ABOUT FEDERATED INVESTORS                          15
  Mutual Fund Market                               15
  Institutional Clients                            15
  Bank Marketing                                   16
  Broker/Dealers and Bank Broker/Dealer
    Subsidiaries                                   16
APPENDIX                                           17


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories.
See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

OHIO INVESTMENT RISKS

The Fund invests in obligations of Ohio (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a brief summary of the prevailing economic conditions and general summary of the State's financial condition. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

The Ohio economy is largely composed of manufacturing which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves the State vulnerable to an economic slowdown associated with business cycles. The State has diversified its economy somewhat over the past decade with services and trade composing roughly 50% of the economy. Unemployment in Ohio over the past two years has been below the national average, but population growth, as in many great lakes states, has been stagnant.

The State fully depleted the budget stabilization fund that exceeded $300 million, to achieve balanced budgets as a result of the most recent recession. The State acted promptly in addressing the fall in revenue with an expansion of the sales tax and cuts in appropriations. As a result of prudent financial management, the State restored the budget stabilization fund in fiscal 1993. Strong performance in fiscal 1994, 1995 and 1996 resulted in reserve levels that are well above the levels of 1990. Ohio's budget stabilization fund is now above $828 million.

The overall condition of the State is further demonstrated by its debt ratings. Ohio, rated Aaa by Moody's Investors Service, Inc. in the 1970's, was downgraded to Aa in 1979 . Moody's recently revised Ohio's rating upward to Aa1 in September of 1996. Standard & Poor's Ratings Group first rated the State in 1984 at AA; that rating was also upgraded to AA+ in October of 1996.

The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.

INVESTMENT LIMITATIONS

  SELLING SHORT AND BUYING ON MARGIN

  The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

  ISSUING SENIOR SECURITIES AND BORROWING MONEY

  The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

  The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

  PLEDGING ASSETS

  The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

  LENDING CASH OR SECURITIES

  The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued Ohio municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations, and its Declaration of Trust.

  INVESTING IN COMMODITIES

  The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

  INVESTING IN RESTRICTED SECURITIES

  The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

  INVESTING IN REAL ESTATE

  The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

  UNDERWRITING

  The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

  CONCENTRATION OF INVESTMENTS

  The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (including instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

  The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

  INVESTING IN ILLIQUID SECURITIES

  The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

  INVESTING FOR CONTROL

  The Fund will not invest in securities of a company for the purpose of exercising control or management.

  INVESTING IN OPTIONS

  The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

  REGULATORY COMPLIANCE

  The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments , as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Thomas G. Bigley
15 Old Timber Trail


Pittsburgh, PA

Birthdate: February 3, 1934

Trustee


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village
Development Corporation; Director or Trustee of the Funds.

William J. Copeland

One PNC Plaza - 23rd Floor

Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee


Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of
Massachusetts; formerly, President, State Street Bank and Trust
Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee


President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee


Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

  * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

  @ Member of the Executive Committee. The Executive Committee of the Board of
    Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund:
2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP


Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Ohio Municipal Cash
Trust: Parcol & Co., Oaks, Pennsylvania, owned approximately 38,818,227 shares (48.95%); SNBSO & Co., Security National Bank & Trust Co., Springfield, Ohio, owned approximately 7,966,137 shares (10.04%); Key Trust Co., Cleveland, Ohio, owned approximately 5,425,000 shares (6.84%); and Kent Sporting Goods, New London, Ohio, owned approximately 4,368,776 shares (5.51%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Cash II Shares of the Ohio Municipal Cash Trust: Gradison & Company, Inc., for the exclusive benefit of its customers, Cincinnati, Ohio, owned approximately 196,195,364 shares (78.38%); and First National Bank of Ohio, Akron, Ohio, owned approximately 26,315,230 shares (10.51%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Ohio Municipal Cash Trust:
Panabco, Park National Bank, Newark, Ohio, owned approximately 17,441,788 shares (29.24%); Mahco #1114263, Mahoning National Bank, Youngstown, Ohio, owned approximately 9,193,304 shares (15.41%); Holdon, The Ohio Ban, Findlay, Ohio, owned approximately 7,246,642 shares (12.15%); Saxon & Co., for the benefit of Gerald J. Robinson, Philadelphia, Pennsylvania, owned approximately 6,697,000 shares (11.23%); Grand Old Co., The First National Bank, Zanesville, Ohio, owned approximately 3,888,693 shares (6.52%); and Croban, Croghan Colonial Bank, Fremont, Ohio, owned approximately 3,397,746 shares (5.70%).

TRUSTEE COMPENSATION



                                   AGGREGATE
NAME,                             COMPENSATION
POSITION WITH                        FROM                  TOTAL COMPENSATION PAID
TRUST                                TRUST*#                 FROM FUND COMPLEX+


John F. Donahue                             $0      $0 for the Trust and
Chairman and Trustee                                56 other investment companies in the Fund Complex
Thomas G. Bigley                        $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
John T. Conroy, Jr.                     $4,443      $119,615 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
William J. Copeland                     $4,443      $119,615 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Glen R. Johnson                             $0      $0 for the Trust and
President and Trustee                               8 other investment companies in the Fund Complex
James E. Dowd                           $4,443      $119,615 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.                 $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.                 $4,443      $119,615 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Peter E. Madden                         $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
John E. Murray, Jr.,                    $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Wesley W. Posvar                        $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex
Marjorie P. Smuts                       $4,038      $108,725 for the Trust and
Trustee                                             56 other investment companies in the Fund Complex

*  Information is furnished for the fiscal year ended October 31, 1997

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.


+  The information is provided for the last calendar year.


TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Ohio Municipal Cash Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Ohio Municipal Cash Trust.

  ADVISORY FEES


  For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,448,035, $1,183,374, and $957,142, respectively, of which $846,106, $570,677, and $95,512, respectively, were waived.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.


Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $273,333, $223,680, and $181,139, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT


Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.


INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES


With respect to Cash II Shares, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to Institutional Service Shares, Cash II Shares, and Institutional Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund 's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.


For the fiscal year ended October 31, 1997, payments in the amount of $683,505 were made pursuant to the Plan for Cash II Shares, of which $569,588 was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, the Fund paid shareholder service fees in the amount of $178,006, $569,588, and $157,340, respectively for Institutional Service Shares, Cash II Shares, and Institutional Shares, of which $142,405, $569,588, and $0, respectively, were paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS


To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.


For the seven-day period ended October 31, 1997, the yield for Institutional Service Shares, Cash II Shares, and Institutional Shares was 3.38%, 3.08%, and 3.58%, respectively.


EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


For the seven-day period ended October 31, 1997, the effective yield for Institutional Service Shares, Cash II Shares, and Institutional Shares was 3.43%, 3.13%, and 3.64%, respectively.


TAX-EQUIVALENT YIELD


The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 46.604% tax rate (the maximum combined effective federal and state rates for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yield for Institutional Service Shares, Cash II Shares, and Institutional Shares was 6.33%, 5.77%, and 6.70%, respectively.


TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.




                         TAXABLE YIELD EQUIVALENT FOR 1997
                                  STATE OF OHIO

FEDERAL TAX BRACKET:
              15.00%      28.00%       31.00%       36.00%        39.60%
COMBINED FEDERAL AND STATE TAX BRACKET:

              19.162%      32.857%      37.444%      43.004%      46.604%
SINGLE          $1-       $24,651-     $59,751-    $124,651-       OVER
RETURN         24,650      59,750       124,650      271,050      $271,050


TAX-EXEMPT
YIELD                              TAXABLE YIELD EQUIVALENT

1.50%          1.86%       2.23%        2.40%        2.63%         2.81%
2.00%          2.47%       2.98%        3.20%        3.51%         3.75%
2.50%          3.09%       3.72%        4.00%        4.39%         4.68%
3.00%          3.71%       4.47%        4.80%        5.26%         5.62%
3.50%          4.33%       5.21%        5.59%        6.14%         6.55%
4.00%          4.95%       5.96%        6.39%        7.02%         7.49%
4.50%          5.57%       6.70%        7.19%        7.90%         8.43%
5.00%          6.19%       7.45%        7.99%        8.77%         9.36%
5.50%          6.80%       8.19%        8.79%        9.65%        10.30%
6.00%          7.42%       8.94%        9.59%       10.53%        11.24%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.



                         TAXABLE YIELD EQUIVALENT FOR 1997
STATE OF OHIO

FEDERAL TAX BRACKET:
              15.00%        28.00%       31.00%        36.00%        39.60%

COMBINED FEDERAL AND STATE TAX BRACKET:
             19.857%      34.444%       37.344%       43.004%       46.604%
JOINT          $1-       $41,201-      $99,601-     $151,751-          OVER
RETURN        41,200      99,600        151,750       271,050      $271,050

TAX-EXEMPT
YIELD                              TAXABLE YIELD EQUIVALENT

1.50%         1.87%          2.29%       2.40%         2.63%         2.81%
2.00%         2.50%          3.05%       3.20%         3.51%         3.75%
2.50%         3.12%          3.81%       4.00%         4.39%         4.68%
3.00%         3.74%          4.58%       4.80%         5.26%         5.62%
3.50%         4.37%          5.34%       5.59%         6.14%         6.55%
4.00%         4.99%          6.10%       6.39%         7.02%         7.49%
4.50%         5.61%          6.86%       7.19%         7.90%         8.43%
5.00%         6.24%          7.63%       7.99%         8.77%         9.36%
5.50%         6.86%          8.39%       8.79%         9.65%        10.30%
6.00%         7.49%          9.15%       9.59%        10.53%        11.24%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The charts above are for illustrative purposes only. They are not indicators of past or future performance of the Fund.


* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.


For the one-year and five-year period ended October 31, 1997, and for the period from April 22, 1991 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.29%, 2.98%, and 3.15%, respectively, for Institutional Service Shares, and were 2.98%, 2.67%, and 2.84%, respectively, for Cash II Shares.

For the one-year period ended October 31, 1997, and for the period from March 5, 1996 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.49% and 3.46%, respectively, for Institutional Shares.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION


Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.


MUTUAL FUND MARKET


Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES



Federated funds are available to consumers through major brokerage firms nationwide - we have over 2,200 broker/dealer and bank broker/dealer relationships across the country - supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


* Source: Investment Company Institute.


APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION
RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.


VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS


S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA - Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODYS INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION
RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS



Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 - Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term romissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


LONG-TERM DEBT RATINGS

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR - Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) - The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2) - The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3) - The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.


FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS


F-1+ - Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 - Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


VIRGINIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Virginia Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Virginia municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Virginia, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Shares          2
 General Information                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3
 Virginia Municipal Securities                       5
 Investment Risks                                    5
 Investment Limitations                              5
 Fund Information                                    6
 Management of the Fund                              6
 Distribution of Institutional Shares                6
 Administration of the Fund                          7
 Net Asset Value                                     7
 How to Purchase Shares                              7
 Purchasing Shares by Wire                           7
 Purchasing Shares by Check                          7
 How to Redeem Shares                                8
 Redeeming Shares by Telephone                       8
 Redeeming Shares by Mail                            8
 Account and Share Information                       8
 Dividends                                           8
 Capital Gains                                       8
 Confirmations and Account Statements                9
 Accounts with LowBalances                           9
 Voting Rights                                       9
 Tax Information                                     9
 Federal Income Tax                                  9
 State and Local Taxes                               9
 Other Classes of Shares                            10
 Performance Information                            10
 Financial Highlights--Institutional Service Shares 11
 Financial Statements                               12
 Report of Independent Public Accountants           22

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
INSTITUTIONAL SHARES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price                                                     None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None
Exchange Fee                                                                     None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                                 0.29%
12b-1 Fee                                                                        None
Total Other Expenses                                                             0.20%
   Shareholder Services Fee (after waiver)(2)                         0.00%
Total Operating Expenses(3)                                                      0.49%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.85% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 5
 3 Years                                                                                        $16
 5 Years                                                                                        $27
 10 Years                                                                                       $62

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                             YEAR ENDED OCTOBER 31,
                           1997 1996 1995 1994 1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.03     0.03     0.04     0.03     0.003
 LESS DISTRIBUTIONS
   Distributions from net investment income             (0.03)   (0.03)   (0.04)   (0.03)   (0.003)
 NET ASSET VALUE, END OF PERIOD                        $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
 TOTAL RETURN(B)                                         3.31%    3.24%    3.56%    2.57%     0.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                              0.49%    0.49%    0.49%    0.33%    0.09%*
   Net investment income                                 3.26%    3.19%    3.50%    2.56%    2.68%*
   Expense waiver/reimbursement(c)                       0.36%    0.40%    0.42%    0.37%    1.04%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)            $24,382  $26,302  $22,642  $20,360    $7,210

* Computed on an annualized basis.

(a) Reflects operations for the period from September 16, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Virginia municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Virginia taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.
     The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Virginia state income tax or at least 80% of its net assets will be invested in obligations, the interest income from which is exempt from federal regular and Virginia state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Virginia and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia ("Virginia Municipal Securities"). Examples of Virginia Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

   VARIABLE RATE DEMAND NOTES

   Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

   PARTICIPATION INTERESTS

   The Fund may purchase interests in Virginia Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Virginia Municipal Securities.

   MUNICIPAL LEASES

   Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Virginia Municipal Securities is subject to the federal alternative minimum tax.

VIRGINIA MUNICIPAL SECURITIES

Virginia Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Virginia Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Virginia Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Virginia Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Virginia Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Virginia Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Virginia Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Virginia Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Virginia Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Due to these risk considerations, the Fund's concentration in Virginia Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.



FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

   ADVISORY FEES

   The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

   ADVISER'S BACKGROUND

   Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John
   F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its
affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%          on the next $250 million
 0.100%          on the next $250 million
 0.075%         on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90-days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment
requirements on their customers.      PURCHASING SHARES BY WIRE     Shares may
be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Virginia Municipal Cash Trust--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at
the telephone number listed on your account statement.      PURCHASING SHARES BY
CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Virginia Municipal Cash Trust--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone
number listed on your account statement.     Telephone instructions may be
recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for
election of Trustees under certain circumstances.      Trustees may be removed
by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at
least 10% of the outstanding shares of the Trust.     As of November 24, 1997,
Warrtrust & Company, Warrenton, Virginia, owned 30.80% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote
of shareholders.      TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Virginia. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

VIRGINIA TAXES

Under existing Virginia laws, distributions made by the Fund will not be subject to Virginia income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest or gain from obligations issued by or on behalf of the Commonwealth of Virginia or any political subdivision thereof; or (ii) interest or gain from obligations issued by a territory or possession of the United States or any political subdivision thereof which federal law exempts from state income taxes. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Virginia
income taxes.      OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in an agency capacity and are subject to a minimum
initial investment of $25,000 over a 90-day period.     Both classes are subject
to certain of the same expenses.      Institutional Service Shares are
distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                             YEAR ENDED OCTOBER 31,
                           1997 1996 1995 1994 1993(A)

 NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                           0.03      0.03      0.03      0.02    0.003
 LESS DISTRIBUTIONS
   Distributions from net investment income           (0.03)    (0.03)    (0.03)    (0.02)  (0.003)
 NET ASSET VALUE, END OF PERIOD                      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 TOTAL RETURN(B)                                       3.17%     3.14%     3.46%     2.44%    0.34%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                            0.63%     0.59%     0.59%     0.40%    0.19%*
   Net investment income                               3.12%     3.10%     3.38%     2.42%    2.67%*
   Expense waiver/reimbursement(c)                     0.23%     0.30%     0.32%     0.37%    1.04%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)         $198,838  $177,575  $127,083  $100,084  $45,648

* Computed on an annualized basis.

(a) Reflects operations for the period from September 16, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--98.9%
 VIRGINIA--96.4%
 $          5,722,000 Alexandria, VA IDA Weekly VRDNs (American Red Cross)/(Sanwa    $    5,722,000
                      Bank Ltd., Osaka LOC)
            3,500,000 Alexandria, VA Redevelopment and Housing Authority, Series          3,500,000
                      1996B Weekly VRDNs (Buckingham Village Apartments)/(First
                      Union National Bank, Charlotte, NC LOC)
            2,200,000 Amelia County, VA IDA, (Series 1991) Weekly VRDNs (Chambers         2,200,000
                      Waste System)/(Morgan Guaranty Trust Co., New York LOC)
            2,500,000 Bedford County, VA IDA, (Series 1996) Weekly VRDNs (Nekoosa         2,500,000
                      Packaging Corporation Project)/(Canadian Imperial Bank of
                      Commerce, Toronto LOC)
            1,500,000 Bedford County, VA IDA, (Series 1997) Weekly VRDNs (Nekoosa         1,500,000
                      Packaging Corporation Project)/(Canadian Imperial Bank of
                      Commerce, Toronto LOC)
            4,700,000 Botetourt County, VA IDA, IDRB (Series 1995) Weekly VRDNs           4,700,000
                      (Emkay Holdings, L.L.C. Project)/ (State Street Bank and
                      Trust Co. LOC)
           11,000,000 Campbell County, VA IDA, Solid Waste Disposal Facilities           11,000,000
                      Revenue ACES Weekly VRDNs (Georgia-Pacific Corp.)/(Industrial
                      Bank of Japan Ltd., Tokyo LOC)
            5,350,000 Carroll County, VA IDA, IDRB (Series 1995) Weekly VRDNs             5,350,000
                      (Kentucky Derby Hosiery Co., Inc. Project)/(Bank One,
                      Kentucky LOC)
            1,000,000 Charles County, VA IDA, Solid Waste Disposal Facility Revenue       1,000,000
                      Bonds (Series 1996) Weekly VRDNs (Chambers Development of
                      Virginia, Inc. Project)/(Morgan Guaranty Trust Co., New York
                      LOC)
            1,650,000 Charlottesville, VA IDA, IDR Refunding Bonds, 3.90% TOBs
                      1,650,000 (Safeway, Inc.)/(Bankers Trust Co., New York
                      LOC), Mandatory Tender 12/1/1997
            2,900,000 Chesapeake, VA IDA, (Series 1986) Weekly VRDNs (Volvo               2,900,000
                      AB)/(Union Bank of Switzerland, Zurich LOC)
            5,000,000 Chesapeake, VA IDA, IDRB (Series 1988) Weekly VRDNs (Sumitomo       5,000,000
                      Machinery Corp. of America Corp.)/(Sumitomo Bank Ltd., Osaka
                      LOC)
            4,100,000 Chesterfield County, VA IDA, 3.80% CP (Virginia Electric            4,100,000
                      Power Co.), Mandatory Tender 11/12/1997
            5,800,000 Danville, VA IDA, (Series 1997) Weekly VRDNs (Diebold,              5,800,000
                      Inc.)/(Bank One, Ohio, N.A. LOC)
              904,000 Dinwiddie County, VA IDA, IDRB (Series 1989) Weekly VRDNs             904,000
                      (Tindall Concrete VA, Inc.)/ (First Union National Bank,
                      Charlotte, NC LOC)
            5,298,975 Equity Trust III, (1996 Series) Weekly VRDNs (Bayerische            5,298,975
                      Hypotheken-Und Wechsel-Bank Ag LOC)
            6,900,000 Fairfax County, VA IDA, (Series 1993B), 3.70% CP (Inova             6,900,000
                      Health System), Mandatory Tender 1/20/1998
            4,000,000 Fairfax County, VA IDA, (Series 1993B), 3.75% CP (Inova             4,000,000
                      Health System), Mandatory Tender 2/19/1998
            2,000,000 Fairfax County, VA, (Series A), 6.50% Bonds (United States          2,061,456
                      Treasury PRF), 4/1/1998 (@102)

VIRGINIA MUNICIPAL CASH TRUST


      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 VIRGINIA--CONTINUED
 $          6,100,000 Falls Church, VA IDA, (Series 1985), 3.80% TOBs (Kaiser        $    6,100,000
                      Permanente Medical Care Program), Optional Tender 11/1/1997
              600,000 Fauquier County, VA IDA, Refunding Revenue Bonds Weekly VRDNs         600,000
                      (Warrenton Development Co.)/(Nationsbank, N.A., Charlotte
                      LOC)
            7,113,000 Fluvanna County, VA IDA, (Series 1986) Weekly VRDNs                 7,113,000
                      (Thomasville Furniture Industries)/ (Union Bank of
                      Switzerland, Zurich LOC)
            3,000,000 Frederick County, VA IDA, (Series 1997) Weekly VRDNs
                      (Jouan, 3,000,000 Inc.)/(Central Fidelity Bank, Richmond
                      LOC)
            1,500,000 Front Royal & Warren County, VA IDA, IDRB (Series 1995)             1,500,000
                      Weekly VRDNs (Pen-Tab Industries, Inc. Project)/(Bank of
                      America Illinois LOC)
              835,000 Grayson County, VA IDA, (Series 1987) Weekly VRDNs                    835,000
                      (Robertshaw Controls Company Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
            7,500,000 Halifax, VA IDA, MMMs, PCR, 3.85% CP (Virginia Electric
                      Power 7,500,000 Co.), Mandatory Tender 11/18/1997
            3,000,000 Halifax, VA IDA, MMMs, PCR, 3.85% CP (Virginia Electric
                      Power 3,000,000 Co.), Mandatory Tender 12/12/1997
            1,700,000 Hanover County, VA IDA Weekly VRDNs (Fiber-Lam, Inc.                1,700,000
                      Project)/(Nationsbank, N.A., Charlotte LOC)
            6,700,000 James City County, VA IDA, (Series 1997) Weekly VRDNs               6,700,000
                      (Riverside Health System-Patriots Colony)
            3,200,000 Mecklenburg County, VA IDA, IDRB Weekly VRDNs (Harden               3,200,000
                      Manufacturing Corp.)/(Columbus Bank and Trust Co., GA LOC)
            3,000,000 Mecklenburg County, VA IDA, IDRB Weekly VRDNs (Smith Land           3,000,000
                      Holdings, L.L.C.)/(Columbus Bank and Trust Co., GA LOC)
           15,000,000 Metropolitan Washington, DC Airports Authority, 4.00% CP           15,000,000
                      (Nationsbank, N.A., Charlotte LOC), Mandatory Tender
                      11/17/1997
            4,295,000 Newport News, VA IDA, (Series 1997) Weekly VRDNs (Iceland           4,295,000
                      Seafood Corp.)/(Crestar Bank of Virginia, Richmond LOC)
            6,715,000 Newport News, VA Redevelopment & Housing Authority,
                      (PA-152) 6,715,000 Weekly VRDNs (Indian Lakes
                      Apartments)/(Merrill Lynch Capital Services, Inc.
                      LIQ)/(Merrill Lynch Capital Services, Inc.
                      LOC)
            1,000,000 Norfolk, VA, 4.50% Bonds, 2/1/1998                                  1,002,201
            1,285,000 Pulaski County, VA IDA, (Series 1995) Weekly VRDNs (Balogh          1,285,000
                      Real Estate Ltd. Partnership Mar-Bal Inc. Project)/(Bank One,
                      Ohio, N.A. LOC)
            1,000,000 Richmond, VA IDA, (Series 1997) Weekly VRDNs (PM Beef)/(U.S.        1,000,000
                      Bank, N.A., Minneapolis LOC)
              820,000 Richmond, VA IDA, Industrial Development Revenue Refunding            820,000
                      Bonds (Series 1987-B), 3.80% TOBs (Crow-Klein-Macfarlane
                      Project)/(First Union National Bank of Virginia LOC),
                      Optional Tender 11/15/1997

VIRGINIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 VIRGINIA--CONTINUED
 $          1,500,000 Richmond, VA Redevelopment & Housing Authority, (Series B-3)   $    1,500,000
                      Weekly VRDNs (Richmond, VA Red Tobacco Row)/(Bayerische
                      Landesbank Girozentrale LOC)
              555,000 Richmond, VA Redevelopment & Housing Authority, (Series B-6)          555,000
                      Weekly VRDNs (Richmond, VA Red Tobacco Row)/(Bayerische
                      Landesbank Girozentrale LOC)
            2,500,000 Staunton, VA IDA, (Series 1997) Weekly VRDNs (Diebold,              2,500,000
                      Inc.)/(Bank One, Ohio, N.A. LOC)
            2,285,000 Tazewell County, VA IDA, (Series 1993) Weekly VRDNs (Seville        2,285,000
                      Properties Bluefield)/ (Huntington National Bank, Columbus,
                      OH LOC)
            2,030,000 Virginia Beach, VA IDA, (Series 1993) Weekly VRDNs (Ocean           2,030,000
                      Ranch Motel Corp.)/ (Nationsbank, N.A., Charlotte LOC)
            1,200,000 Virginia Beach, VA, UT GO, 5.125% Bonds, 2/1/1998                   1,204,170
            6,335,000 Virginia Peninsula Port Authority, Coal Terminal Revenue            6,335,000
                      Refunding Bonds (Series 1987A), 3.75% CP (Dominion Terminal
                      Associates)/(National Westminster Bank, PLC, London LOC),
                      Mandatory Tender 11/20/1997
            6,500,000 Virginia Peninsula Port Authority, Facility Revenue Refunding       6,500,000
                      Bonds (Series 1992), 3.75% CP (CSX Corp.)/(Bank of Nova
                      Scotia, Toronto LOC), Mandatory Tender 11/19/1997
            3,150,000 Virginia Peninsula Port Authority, Facility Revenue Refunding       3,150,000
                      Bonds (Series 1992), 3.85% CP (CSX Corp.)/(Bank of Nova
                      Scotia, Toronto LOC), Mandatory Tender 11/18/1997
            4,944,000 Virginia Peninsula Port Authority, IDRB (Series 1986) Weekly        4,944,000
                      VRDNs (Eeco Project)/ (Nationsbank, N.A., Charlotte LOC)
            9,920,000 Virginia Port Authority, Merlots (Series 1997M) Weekly
                      VRDNs 9,920,000 (MBIA INS)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ)
            4,700,000 Virginia Small Business Financing Authority Weekly VRDNs            4,700,000
                      (Moses Lake Industries)/ (KeyBank, N.A. LOC)
            2,500,000 Virginia State Housing Development Authority, (Series G-1),         2,528,436
                      5.70% TOBs, Mandatory Tender 7/1/1998
            4,000,000 Virginia State Public School Authority, (Series B), 5.00%           4,034,533
                      Bonds, 8/1/1998
            1,000,000 Virginia State Public School Authority, (Series C), 5.00%           1,008,718
                      Bonds, 8/1/1998
            1,507,000 Williamsburg, VA IDA, (Series 1988) Weekly VRDNs (Colonial
                      1,507,000 Williamsburg Foundation Museum)/(Nationsbank,
                      N.A., Charlotte LOC)
            1,575,000 Winchester, VA IDA, (Series 1995) Weekly VRDNs (Midwesco            1,575,000
                      Filter Resources, Inc. Project)/ (Harris Trust & Savings
                      Bank, Chicago LOC)
            3,400,000 Winchester, VA IDA, Hospital Refunding Revenue Bonds, 4.30%         3,403,852
                      Bonds (Winchester Medical Center, Inc.)/(AMBAC INS), 1/1/1998
            5,000,000 York County, VA IDA, (Series 1985), 3.80% CP (Virginia              5,000,000
                      Electric Power Co.), Mandatory Tender 11/12/1997
                        TOTAL                                                           215,132,341

VIRGINIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--2.5%
 $          3,500,000 Puerto Rico Industrial, Medical & Environmental PCA, (Series   $    3,500,000
                      1983A), 3.80% TOBs (Reynolds Metals Co.)/(ABN AMRO Bank N.V.,
                      Amsterdam LOC), Optional Tender 9/1/1998
            2,065,000 Puerto Rico Municipal Finance Agency, Revenue Bonds, Series         2,073,401
                      B, 4.50% Bonds, 7/1/1998
                        TOTAL                                                             5,573,401
                        TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                      $ 220,705,742


Securities that are subject to Alternative Minimum Tax represent 59.3% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based On Total Market Value (Unaudited)

 FIRST TIER   SECOND TIER
   100.00%       0.00%

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($223,220,239) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities AMBAC --American Municipal Bond Assurance Corporation CP --Commercial Paper GO --General Obligation IDA --Industrial Development Authority IDR --Industrial Development Revenue IDRB --Industrial Development Revenue Bond INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance MMMs --Money Market Municipals PCA --Pollution Control Authority PCR --Pollution Control Revenue PLC --Public Limited Company PRF --Prerefunded TOBs --Tender Option
Bonds UT --Unlimited Tax VRDNs --Variable Rate Demand Notes      (See Notes
which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Investments in securities, at amortized cost and value                              $  220,705,742
 Cash                                                                                     1,060,017
 Income receivable                                                                        1,430,489
 Receivable for shares sold                                                                 270,773
 Deferred organizational costs                                                               11,164
 Deferred expenses                                                                            8,777
   Total assets                                                                         223,486,962
 LIABILITIES:
 Payable for shares redeemed                                             $  54,093
 Income distribution payable                                               155,372
 Accrued expenses                                                           57,258
   Total liabilities                                                                        266,723
 Net Assets for 223,220,239 shares outstanding                                       $  223,220,239
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $24,382,210 / 24,382,210 shares outstanding                                                  $1.00
 INSTITUTIONAL SERVICE SHARES:
 $198,838,029 / 198,838,029 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

VIRGINIA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 8,258,769
 EXPENSES:
 Investment advisory fee                                                   $   881,787
 Administrative personnel and services fee                                     166,299
 Custodian fees                                                                 19,388
 Transfer and dividend disbursing agent fees and expenses                      102,037
 Directors'/Trustees' fees                                                       1,864
 Auditing fees                                                                  13,044
 Legal fees                                                                      7,832
 Portfolio accounting fees                                                      70,926
 Shareholder services fee--Institutional Shares                                 56,180
 Shareholder services fee--Institutional Service Shares                        494,971
 Share registration costs                                                       35,909
 Printing and postage                                                           20,058
 Insurance premiums                                                              3,113
 Miscellaneous                                                                  13,896
   Total expenses                                                            1,887,304
 Waivers--
   Waiver of investment advisory fee                         $ (246,296)
   Waiver of shareholder services fee--Institutional Shares     (56,180)
   Waiver of shareholder services fee--Institutional           (229,092)
 Service Shares
     Total waivers                                                            (531,568)
       Net expenses                                                                       1,355,736
         Net investment income                                                          $ 6,903,033

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

VIRGINIA MUNICIPAL CASH TRUST

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $       6,903,033  $       5,112,556
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                 (732,930)          (761,548)
   Institutional Service Shares                                       (6,170,103)        (4,351,008)
     Change in net assets resulting from distributions to             (6,903,033)        (5,112,556)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,311,030,791      1,246,683,348
 Net asset value of shares issued to shareholders in payment           4,912,775          3,397,142
 of distributions declared
 Cost of shares redeemed                                          (1,296,599,777)    (1,195,928,451)
   Change in net assets resulting from share transactions             19,343,789         54,152,039
     Change in net assets                                             19,343,789         54,152,039
 NET ASSETS:
 Beginning of period                                                 203,876,450        149,724,411
 End of period                                                 $     223,220,239  $     203,876,450

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Virginia Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                          YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                 1997                       1996
 Shares sold                                       75,151,387                113,430,564
 Shares issued to shareholders in
 payment of distributions declared                     13,520                      6,598
Shares redeemed                                   (77,084,630)              (109,777,058)
   Net change resulting from Institutional
   Share transactions                              (1,919,723)                 3,660,104

                                                                            YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SERVICE SHARES                         1997                        1996

 Shares sold                                    1,235,879,404              1,133,252,784
 Shares issued to shareholders in
 payment of distributions declared                  4,899,255                  3,390,544
 Shares redeemed                               (1,219,515,147)            (1,086,151,393)
 Net change resulting from
 Institutional Service Share transactions          21,263,512                 50,491,935
 Net change resulting from share transactions      19,343,789                 54,152,039

At October 31, 1997, capital paid-in aggregated $223,220,239.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES
Organizational expenses of $33,493 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $8,932 of organizational expenses.
INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $503,937,583 and $529,570,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 74.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 12.1% of total investments. REPORT OF INDEPENDENT PUBLIC
ACCOUNTANTS      To the Shareholders and Board of Trustees of FEDERATED
MUNICIPAL TRUST (VIRGINIA MUNICIPAL CASH TRUST):     We have audited the
accompanying statement of assets and liabilities of Virginia Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights (see pages 2 and 11 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Virginia Municipal Cash Trust as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


VIRGINIA MUNICIPAL CASH TRUST
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

[Graphic]

VIRGINIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 314229816
3080501A-IS (12/97)

[Graphic]


Virginia Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Virginia Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Virginia municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Virginia, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the income tax imposed by the Commonwealth
of Virginia consistent with stability of principal.      THE SHARES OFFERED BY
THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights--Institutional Service Shares 2
 General Information 3 Investment Information 3 Investment Objective 3
 Investment Policies 3 Virginia Municipal Securities 5 Investment Risks 5
 Investment Limitations 5 Fund Information 6 Management of the Fund 6
 Distribution of Institutional Service Shares 6 Administration of the Fund 7 Net
 Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial
 Institution 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 Special
 Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial
 Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8
 Special Redemption Features 9 Account and Share Information 9 Dividends 9
 Capital Gains 9 Confirmations and Account Statements 9 Accounts with
 LowBalances 9 Voting Rights 9 Tax Information 10 Federal Income Tax 10 State
 and Local Taxes 10 Other Classes of Shares 10 Performance Information 11
 Financial Highlights--Institutional Shares 12 Financial Statements 13 Report of
 Independent Public Accountants 23

SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
INSTITUTIONAL SERVICE SHARES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price                                                     None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None
Exchange Fee                                                                     None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

Management Fee (after waiver)(1)                                                 0.29%
12b-1 Fee                                                                        None
Total Other Expenses                                                             0.34%
   Shareholder Services Fee (after waiver)(2)                         0.13%
Total Operating Expenses(3)                                                      0.63%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.86% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $20
 5 Years                                                                                        $35
 10 Years                                                                                       $79

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                             YEAR ENDED OCTOBER 31,
                           1997 1996 1995 1994 1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               0.03      0.03      0.03      0.02    0.003
 LESS DISTRIBUTIONS
   Distributions from net investment income          (0.03)    (0.03)    (0.03)    (0.02)  (0.003)
 NET ASSET VALUE, END OF PERIOD                      $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
 TOTAL RETURN(B)                                      3.17%     3.14%     3.46%     2.44%    0.34%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                           0.63%     0.59%     0.59%     0.40%   0.19%*
   Net investment income                              3.12%     3.10%     3.38%     2.42%   2.67%*
   Expense waiver/reimbursement(c)                    0.23%     0.30%     0.32%     0.37%   1.04%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)         $198,838  $177,575  $127,083  $100,084  $45,648

* Computed on an annualized basis.

(a) Reflects operations for the period from September 16, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in an agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Virginia municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Virginia taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day
period is required.      The Fund attempts to stabilize the value of a share at
$1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Virginia state income tax or at least 80% of its net assets will be invested in obligations, the interest income from which is exempt from federal regular and Virginia state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any
material change in these policies becomes effective.      ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Virginia and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia ("Virginia Municipal Securities"). Examples of Virginia Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND NOTES

  Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

  PARTICIPATION INTERESTS

  The Fund may purchase interests in Virginia Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Virginia Municipal Securities.

  MUNICIPAL LEASES

  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies
may be subject to such duplicate expenses.      TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Virginia Municipal Securities is subject to the federal alternative minimum tax.

VIRGINIA MUNICIPAL SECURITIES

Virginia Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Virginia Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Virginia Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Virginia Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Virginia Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Virginia Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Virginia Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Virginia Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Virginia Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Due to these risk considerations, the Fund's concentration in Virginia Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot
be changed without shareholder approval.      FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

  ADVISORY FEES

  The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

  ADVISER'S BACKGROUND

  Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
  Federated Investors.     Federated Management and other subsidiaries of
  Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its
affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:
 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075%  on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum
investment requirements on their customers.     In connection with any sale,
Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the
Fund before shares can be purchased.      PURCHASING SHARES THROUGH A FINANCIAL
INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve Wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Virginia Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.
PURCHASING SHARES BY CHECK     Shares may be purchased by sending a check to
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Virginia Municipal Cash Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin
earning dividends the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged
by the financial institution for this service.      REDEEMING SHARES BY
TELEPHONE     Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or
fraudulent telephone instructions.     In the event of drastic economic or
market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified. REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for
election of Trustees under certain circumstances.     Trustees may be removed by
the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least
10% of the outstanding shares of the Trust.      TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Virginia. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

VIRGINIA TAXES

Under existing Virginia laws, distributions made by the Fund will not be subject to Virginia income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest or gain from obligations issued by or on behalf of the Commonwealth of Virginia or any political subdivision thereof; or (ii) interest or gain from obligations issued by a territory or possession of the United States or any political subdivision thereof which federal law exempts from state income taxes. Conversely, to the extent that distributions made by the Fund are attributable to other types of obligations, such distributions will be subject to Virginia
income taxes.      OTHER CLASSES OF SHARES     The Fund also offers another
class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                             YEAR ENDED OCTOBER 31,
                           1997 1996 1995 1994 1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.03     0.03     0.04     0.03     0.003
 LESS DISTRIBUTIONS
   Distributions from net investment income             (0.03)   (0.03)   (0.04)   (0.03)   (0.003)
 NET ASSET VALUE, END OF PERIOD                        $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00
 TOTAL RETURN(B)                                         3.31%    3.24%    3.56%    2.57%     0.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                              0.49%    0.49%    0.49%    0.33%    0.09%*
   Net investment income                                 3.26%    3.19%    3.50%    2.56%    2.68%*
   Expense waiver/reimbursement(c)                       0.36%    0.40%    0.42%    0.37%    1.04%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)            $24,382  $26,302  $22,642  $20,360    $7,210

* Computed on an annualized basis.

(a) Reflects operations for the period from September 16, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--98.9%
 VIRGINIA--96.4%
 $          5,722,000 Alexandria, VA IDA Weekly VRDNs (American Red Cross)/(Sanwa    $    5,722,000
                      Bank Ltd., Osaka LOC)
            3,500,000 Alexandria, VA Redevelopment and Housing Authority, Series          3,500,000
                      1996B Weekly VRDNs (Buckingham Village Apartments)/(First
                      Union National Bank, Charlotte, NC LOC)
            2,200,000 Amelia County, VA IDA, (Series 1991) Weekly VRDNs (Chambers         2,200,000
                      Waste System)/(Morgan Guaranty Trust Co., New York LOC)
            2,500,000 Bedford County, VA IDA, (Series 1996) Weekly VRDNs (Nekoosa         2,500,000
                      Packaging Corporation Project)/(Canadian Imperial Bank of
                      Commerce, Toronto LOC)
            1,500,000 Bedford County, VA IDA, (Series 1997) Weekly VRDNs (Nekoosa         1,500,000
                      Packaging Corporation Project)/(Canadian Imperial Bank of
                      Commerce, Toronto LOC)
            4,700,000 Botetourt County, VA IDA, IDRB (Series 1995) Weekly VRDNs           4,700,000
                      (Emkay Holdings, L.L.C. Project)/ (State Street Bank and
                      Trust Co. LOC)
           11,000,000 Campbell County, VA IDA, Solid Waste Disposal Facilities           11,000,000
                      Revenue ACES Weekly VRDNs (Georgia-Pacific Corp.)/(Industrial
                      Bank of Japan Ltd., Tokyo LOC)
            5,350,000 Carroll County, VA IDA, IDRB (Series 1995) Weekly VRDNs             5,350,000
                      (Kentucky Derby Hosiery Co., Inc. Project)/(Bank One,
                      Kentucky LOC)
            1,000,000 Charles County, VA IDA, Solid Waste Disposal Facility Revenue       1,000,000
                      Bonds (Series 1996) Weekly VRDNs (Chambers Development of
                      Virginia, Inc. Project)/(Morgan Guaranty Trust Co., New York
                      LOC)
            1,650,000 Charlottesville, VA IDA, IDR Refunding Bonds, 3.90% TOBs
                      1,650,000 (Safeway, Inc.)/(Bankers Trust Co., New York
                      LOC), Mandatory Tender 12/1/1997
            2,900,000 Chesapeake, VA IDA, (Series 1986) Weekly VRDNs (Volvo               2,900,000
                      AB)/(Union Bank of Switzerland, Zurich LOC)
            5,000,000 Chesapeake, VA IDA, IDRB (Series 1988) Weekly VRDNs (Sumitomo       5,000,000
                      Machinery Corp. of America Corp.)/(Sumitomo Bank Ltd., Osaka
                      LOC)
            4,100,000 Chesterfield County, VA IDA, 3.80% CP (Virginia Electric            4,100,000
                      Power Co.), Mandatory Tender 11/12/1997
            5,800,000 Danville, VA IDA, (Series 1997) Weekly VRDNs (Diebold,              5,800,000
                      Inc.)/(Bank One, Ohio, N.A. LOC)
              904,000 Dinwiddie County, VA IDA, IDRB (Series 1989) Weekly VRDNs             904,000
                      (Tindall Concrete VA, Inc.)/ (First Union National Bank,
                      Charlotte, NC LOC)
            5,298,975 Equity Trust III, (1996 Series) Weekly VRDNs (Bayerische            5,298,975
                      Hypotheken-Und Wechsel-Bank Ag LOC)
            6,900,000 Fairfax County, VA IDA, (Series 1993B), 3.70% CP (Inova             6,900,000
                      Health System), Mandatory Tender 1/20/1998
            4,000,000 Fairfax County, VA IDA, (Series 1993B), 3.75% CP (Inova             4,000,000
                      Health System), Mandatory Tender 2/19/1998
            2,000,000 Fairfax County, VA, (Series A), 6.50% Bonds (United States          2,061,456
                      Treasury PRF), 4/1/1998 (@102)

 VIRGINIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 VIRGINIA--CONTINUED
 $          6,100,000 Falls Church, VA IDA, (Series 1985), 3.80% TOBs (Kaiser        $    6,100,000
                      Permanente Medical Care Program), Optional Tender 11/1/1997
              600,000 Fauquier County, VA IDA, Refunding Revenue Bonds Weekly VRDNs         600,000
                      (Warrenton Development Co.)/(Nationsbank, N.A., Charlotte
                      LOC)
            7,113,000 Fluvanna County, VA IDA, (Series 1986) Weekly VRDNs                 7,113,000
                      (Thomasville Furniture Industries)/ (Union Bank of
                      Switzerland, Zurich LOC)
            3,000,000 Frederick County, VA IDA, (Series 1997) Weekly VRDNs
                      (Jouan, 3,000,000 Inc.)/(Central Fidelity Bank, Richmond
                      LOC)
            1,500,000 Front Royal & Warren County, VA IDA, IDRB (Series 1995)             1,500,000
                      Weekly VRDNs (Pen-Tab Industries, Inc. Project)/(Bank of
                      America Illinois LOC)
              835,000 Grayson County, VA IDA, (Series 1987) Weekly VRDNs                    835,000
                      (Robertshaw Controls Company Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
            7,500,000 Halifax, VA IDA, MMMs, PCR, 3.85% CP (Virginia Electric
                      Power 7,500,000 Co.), Mandatory Tender 11/18/1997
            3,000,000 Halifax, VA IDA, MMMs, PCR, 3.85% CP (Virginia Electric
                      Power 3,000,000 Co.), Mandatory Tender 12/12/1997
            1,700,000 Hanover County, VA IDA Weekly VRDNs (Fiber-Lam, Inc.                1,700,000
                      Project)/(Nationsbank, N.A., Charlotte LOC)
            6,700,000 James City County, VA IDA, (Series 1997) Weekly VRDNs               6,700,000
                      (Riverside Health System-Patriots Colony)
            3,200,000 Mecklenburg County, VA IDA, IDRB Weekly VRDNs (Harden               3,200,000
                      Manufacturing Corp.)/(Columbus Bank and Trust Co., GA LOC)
            3,000,000 Mecklenburg County, VA IDA, IDRB Weekly VRDNs (Smith Land           3,000,000
                      Holdings, L.L.C.)/(Columbus Bank and Trust Co., GA LOC)
           15,000,000 Metropolitan Washington, DC Airports Authority, 4.00% CP           15,000,000
                      (Nationsbank, N.A., Charlotte LOC), Mandatory Tender
                      11/17/1997
            4,295,000 Newport News, VA IDA, (Series 1997) Weekly VRDNs (Iceland           4,295,000
                      Seafood Corp.)/(Crestar Bank of Virginia, Richmond LOC)
            6,715,000 Newport News, VA Redevelopment & Housing Authority,
                      (PA-152) 6,715,000 Weekly VRDNs (Indian Lakes
                      Apartments)/(Merrill Lynch Capital Services, Inc.
                      LIQ)/(Merrill Lynch Capital Services, Inc.
                      LOC)
            1,000,000 Norfolk, VA, 4.50% Bonds, 2/1/1998                                  1,002,201
            1,285,000 Pulaski County, VA IDA, (Series 1995) Weekly VRDNs (Balogh          1,285,000
                      Real Estate Ltd. Partnership Mar-Bal Inc. Project)/(Bank One,
                      Ohio, N.A. LOC)
            1,000,000 Richmond, VA IDA, (Series 1997) Weekly VRDNs (PM Beef)/(U.S.        1,000,000
                      Bank, N.A., Minneapolis LOC)
              820,000 Richmond, VA IDA, Industrial Development Revenue Refunding            820,000
                      Bonds (Series 1987-B), 3.80% TOBs (Crow-Klein-Macfarlane
                      Project)/(First Union National Bank of Virginia LOC),
                      Optional Tender 11/15/1997

 VIRGINIA MUNICIPAL CASH TRUST


      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 VIRGINIA--CONTINUED
 $          1,500,000 Richmond, VA Redevelopment & Housing Authority, (Series B-3)   $    1,500,000
                      Weekly VRDNs (Richmond, VA Red Tobacco Row)/(Bayerische
                      Landesbank Girozentrale LOC)
              555,000 Richmond, VA Redevelopment & Housing Authority, (Series B-6)          555,000
                      Weekly VRDNs (Richmond, VA Red Tobacco Row)/(Bayerische
                      Landesbank Girozentrale LOC)
            2,500,000 Staunton, VA IDA, (Series 1997) Weekly VRDNs (Diebold,              2,500,000
                      Inc.)/(Bank One, Ohio, N.A. LOC)
            2,285,000 Tazewell County, VA IDA, (Series 1993) Weekly VRDNs (Seville        2,285,000
                      Properties Bluefield)/ (Huntington National Bank, Columbus,
                      OH LOC)
            2,030,000 Virginia Beach, VA IDA, (Series 1993) Weekly VRDNs (Ocean           2,030,000
                      Ranch Motel Corp.)/ (Nationsbank, N.A., Charlotte LOC)
            1,200,000 Virginia Beach, VA, UT GO, 5.125% Bonds, 2/1/1998                   1,204,170
            6,335,000 Virginia Peninsula Port Authority, Coal Terminal Revenue            6,335,000
                      Refunding Bonds (Series 1987A), 3.75% CP (Dominion Terminal
                      Associates)/(National Westminster Bank, PLC, London LOC),
                      Mandatory Tender 11/20/1997
            6,500,000 Virginia Peninsula Port Authority, Facility Revenue Refunding       6,500,000
                      Bonds (Series 1992), 3.75% CP (CSX Corp.)/(Bank of Nova
                      Scotia, Toronto LOC), Mandatory Tender 11/19/1997
            3,150,000 Virginia Peninsula Port Authority, Facility Revenue Refunding       3,150,000
                      Bonds (Series 1992), 3.85% CP (CSX Corp.)/(Bank of Nova
                      Scotia, Toronto LOC), Mandatory Tender 11/18/1997
            4,944,000 Virginia Peninsula Port Authority, IDRB (Series 1986) Weekly        4,944,000
                      VRDNs (Eeco Project)/ (Nationsbank, N.A., Charlotte LOC)
            9,920,000 Virginia Port Authority, Merlots (Series 1997M) Weekly
                      VRDNs 9,920,000 (MBIA INS)/(Corestates Bank N.A.,
                      Philadelphia, PA LIQ)
            4,700,000 Virginia Small Business Financing Authority Weekly VRDNs            4,700,000
                      (Moses Lake Industries)/ (KeyBank, N.A. LOC)
            2,500,000 Virginia State Housing Development Authority, (Series G-1),         2,528,436
                      5.70% TOBs, Mandatory Tender 7/1/1998
            4,000,000 Virginia State Public School Authority, (Series B), 5.00%           4,034,533
                      Bonds, 8/1/1998
            1,000,000 Virginia State Public School Authority, (Series C), 5.00%           1,008,718
                      Bonds, 8/1/1998
            1,507,000 Williamsburg, VA IDA, (Series 1988) Weekly VRDNs (Colonial
                      1,507,000 Williamsburg Foundation Museum)/(Nationsbank,
                      N.A., Charlotte LOC)
            1,575,000 Winchester, VA IDA, (Series 1995) Weekly VRDNs (Midwesco            1,575,000
                      Filter Resources, Inc. Project)/ (Harris Trust & Savings
                      Bank, Chicago LOC)
            3,400,000 Winchester, VA IDA, Hospital Refunding Revenue Bonds, 4.30%         3,403,852
                      Bonds (Winchester Medical Center, Inc.)/(AMBAC INS), 1/1/1998
            5,000,000 York County, VA IDA, (Series 1985), 3.80% CP (Virginia              5,000,000
                      Electric Power Co.), Mandatory Tender 11/12/1997
                      TOTAL                                                             215,132,341

 VIRGINIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--2.5%
 $          3,500,000 Puerto Rico Industrial, Medical & Environmental PCA, (Series   $    3,500,000
                      1983A), 3.80% TOBs (Reynolds Metals Co.)/(ABN AMRO Bank N.V.,
                      Amsterdam LOC), Optional Tender 9/1/1998
            2,065,000 Puerto Rico Municipal Finance Agency, Revenue Bonds, Series         2,073,401
                      B, 4.50% Bonds, 7/1/1998
                      TOTAL                                                               5,573,401
                      TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                        $ 220,705,742

Securities that are subject to Alternative Minimum Tax represent 59.3% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based On Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   100.00%       0.00%

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($223,220,239) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities AMBAC --American Municipal Bond Assurance Corporation CP --Commercial Paper GO --General Obligation IDA --Industrial Development Authority IDR --Industrial Development Revenue IDRB --Industrial Development Revenue Bond INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance MMMs --Money Market Municipals PCA --Pollution Control Authority PCR --Pollution Control Revenue PLC --Public Limited Company PRF --Prerefunded TOBs --Tender Option
Bonds UT --Unlimited Tax VRDNs --Variable Rate Demand Notes      (See Notes
which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Investments in securities, at amortized cost and value                              $  220,705,742
 Cash                                                                                     1,060,017
 Income receivable                                                                        1,430,489
 Receivable for shares sold                                                                 270,773
 Deferred organizational costs                                                               11,164
 Deferred expenses                                                                            8,777
   Total assets                                                                         223,486,962
 LIABILITIES:
 Payable for shares redeemed                                             $  54,093
 Income distribution payable                                               155,372
 Accrued expenses                                                           57,258
   Total liabilities                                                                        266,723
 Net Assets for 223,220,239 shares outstanding                                       $  223,220,239
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $24,382,210 / 24,382,210 shares outstanding                                                  $1.00
 INSTITUTIONAL SERVICE SHARES:
 $198,838,029 / 198,838,029 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

VIRGINIA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 8,258,769
 EXPENSES:
 Investment advisory fee                                                   $   881,787
 Administrative personnel and services fee                                     166,299
 Custodian fees                                                                 19,388
 Transfer and dividend disbursing agent fees and expenses                      102,037
 Directors'/Trustees' fees                                                       1,864
 Auditing fees                                                                  13,044
 Legal fees                                                                      7,832
 Portfolio accounting fees                                                      70,926
 Shareholder services fee--Institutional Shares                                 56,180
 Shareholder services fee--Institutional Service Shares                        494,971
 Share registration costs                                                       35,909
 Printing and postage                                                           20,058
 Insurance premiums                                                              3,113
 Miscellaneous                                                                  13,896
   Total expenses                                                            1,887,304
 Waivers--
   Waiver of investment advisory fee                         $ (246,296)
   Waiver of shareholder services fee--Institutional Shares     (56,180)
   Waiver of shareholder services fee--Institutional           (229,092)
 Service Shares
     Total waivers                                                           (531,568)
       Net expenses                                                                       1,355,736
         Net investment income                                                          $ 6,903,033

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

VIRGINIA MUNICIPAL CASH TRUST

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $       6,903,033  $       5,112,556
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                (732,930)          (761,548)
   Institutional Service Shares                                      (6,170,103)        (4,351,008)
     Change in net assets resulting from distributions to            (6,903,033)        (5,112,556)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,311,030,791      1,246,683,348
 Net asset value of shares issued to shareholders in payment           4,912,775          3,397,142
 of distributions declared
 Cost of shares redeemed                                         (1,296,599,777)    (1,195,928,451)
   Change in net assets resulting from share transactions             19,343,789         54,152,039
     Change in net assets                                             19,343,789         54,152,039
 NET ASSETS:
 Beginning of period                                                 203,876,450        149,724,411
 End of period                                                 $     223,220,239  $     203,876,450

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Virginia Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                     Year Ended October 31,
INSTITUTIONAL SHARES                                 1997                  1996
 Shares sold                                       75,151,387                113,430,564
 Shares issued to                                      13,520                      6,598
 shareholders in
 payment of
 distributions declared
 Shares redeemed                                  (77,084,630)              (109,777,058)
   Net change resulting                            (1,919,723)                 3,660,104
   from Institutional Share transactions
                                                     Year Ended October 31,
INSTITUTIONAL SERVICE                                 1997                1996
 SHARES
 Shares sold                                    1,235,879,404              1,133,252,784
 Shares issued to                                   4,899,255                  3,390,544
 shareholders in
 payment of
 distributions declared
 Shares redeemed                               (1,219,515,147)            (1,086,151,393)
   Net change resulting                            21,263,512                 50,491,935
   from Institutional Service Share
   transactions
      Net change resulting                         19,343,789                 54,152,039
      from share transactions

At October 31, 1997, capital paid-in aggregated $223,220,239.
INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $33,493 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $8,932 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $503,937,583 and $529,570,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 74.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 12.1% of total investments.      REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (VIRGINIA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Virginia Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Virginia Municipal Cash Trust as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP Pittsburgh, Pennsylvania
December 2, 1997

NOTES

[Graphic]Federated Investors

Virginia Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

VIRGINIA MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 314229824

3080501A-SS (12/97)

[Graphic]


VIRGINIA MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus(es) of Virginia Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

VIRGINIA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997

[Graphic]Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
www.federatedinvestors.com

Cusip 314229816
Cusip 314229824
3080501B (12/97)
[Graphic]

TABLE OF CONTENTS

 Investment Policies                                    1
  Acceptable Investments                                1
  Participation Interests                               1
  Municipal Leases                                      1
  Ratings                                               1
  When-Issued and Delayed Delivery Transactions         1
  Repurchase Agreements                                 2
  Reverse Repurchase Agreements                         2
  Credit Enhancement                                    2
  Investing in Securities of Other Investment Companies 2
 Virginia Investment Risks                              2
 Investment Limitations                                 3
  Selling Short and Buying on Margin                    3
  Issuing Senior Securities and Borrowing Money         3
  Pledging Assets                                       3
  Lending Cash or Securities                            3
  Investing in Commodities                              3
  Investing in Real Estate                              3
  Underwriting                                          3
  Concentration of Investments                          3
  Investing in Illiquid Securities                      3
  Investing for Control                                 4
  Investing in Options                                  4
  Regulatory Compliance                                 4
 Federated Municipal Trust Management                   4
  Share Ownership                                       7
  Trustee Compensation                                  8
  Trustee Liability                                     8
 Investment Advisory Services                           9
  Investment Adviser                                    9
  Advisory Fees                                         9
 Brokerage Transactions                                 9
 Other Services                                         9
  Fund Administration                                   9
  Custodian and Portfolio Accountant                    9
  Transfer Agent                                       10
  Independent Public Accountants                       10
  Shareholder Services                                 10
 Determining Net Asset Value                           10
 Redemption in Kind                                    10
 Massachusetts Partnership Law                         11
 The Fund's Tax Status                                 11
 Performance Information                               11
  Yield                                                11
  Effective Yield                                      11
  Tax-Equivalent Yield                                 11
  Tax-Equivalency Table                                12
  Total Return                                         12
  Performance Comparisons                              13
  Economic and Market Information                      13
 About Federated Investors                             13
  Mutual Fund Market                                   14
  Institutional Clients                                14
  BankMarketing                                        14
  Broker/Dealer and Bank Broker/Dealer Subsidiaries    14
 Appendix                                              15

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines
established by the Trustees.      REVERSE REPURCHASE AGREEMENTS     The Fund may
also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.
     CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

VIRGINIA INVESTMENT RISKS

The Fund invests in obligations of Commonwealth of Virginia (Virginia" or the "Commonwealth") issuers which results in the Fund's performance being subject to risks associated with the overall conditions present within the Commonwealth. The following information is a brief summary of the recent prevailing economic conditions and a general summary of the Commonwealth's financial status. This information is based on official statements related to securities that have been offered by Virginia issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.
    The Commonwealth's credit strength is derived from a diversified economy, above average wealth levels, low unemployment rates, conservative financial management, and a low debt burden. Virginia benefits from its proximity to the nations capital and its employment base remains substantially tied to government and defense-related industries. Although defense cutbacks and base closings have left Virginia relatively unscathed in recent years, the potential for future closings and cutbacks remains alive; consequently, Virginia's legislators have been budgeting conservative growth in the future and have implemented spending restraints. To counter the contracting defense/government related declines, the Commonwealth is actively seeking economic diversification, focusing particularly on high technology, trade, and tourism. Virginia's pro-business environment has
attracted many high technology firms.      Virginia remains a conservative debt
issuer and maintains debt levels that are low in relation to its substantial resources. The Commonwealth actively manages its debt position and continually demonstrates its ability and willingness to adjust financial planning and
budgeting to preserve financial balance.     The Fund's concentration in
securities issued by the Commonwealth and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the Commonwealth or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the Commonwealth; and the underlying fiscal condition of the Commonwealth and its
municipalities.      INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued Virginia municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations and its Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (the Fund considers cash items to be instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase
agreements.      The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees, and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its ability to participate in volume transactions will be to the benefit of the Fund.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.
SHARE OWNERSHIP     Officers and Trustees as a group own less than 1% of the
Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Virginia Municipal Cash Trust:
Warrtrust & Company, Warrenton, Virginia, owned approximately 13,130,190 shares (30.80%); Old Dominion Trust Company, Norfolk, Virginia, owned approximately 7,815,457 shares (18.33%); Comfort & Company, Hampton, Virginia, owned approximately 6,341,949 shares (14.88%); VATCO, Richmond, Virginia, owned approximately 3,547,704 shares (8.32%); Hamac & Company, Richmond, Virginia, owned approximately 2,434,454 shares (5.71%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of Virginia Municipal Cash
Trust: Scott & Stringfellow, Inc., Richmond, Virginia, owned approximately 33,826,895 shares (15.73%); First Union National Bank, Charlotte, North Carolina, owned approximately 16,627,439 shares (7.73%).

TRUSTEE COMPENSATION

                             AGGREGATE
 NAME,                     COMPENSATION
 POSITION WITH                 FROM                TOTAL COMPENSATION PAID
 FUND                          TRUST*#                FROM FUND COMPLEX+
John F. Donahue                   $0          $0 for the Trust and
Chairman and Trustee                          56 other investment companies in the Fund Complex

Thomas G. Bigley              $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $4,443          $119,615 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

William J. Copeland           $4,443          $119,615 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Glen R. Johnson                   $0          $0 for the Trust and
President and Trustee                         8 other investment companies in the Fund Complex

James E. Dowd                 $4,443          $119,615 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.       $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.       $4,443          $119,615 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Peter E. Madden               $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

John E. Murray, Jr.           $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Wesley W. Posvar              $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

Marjorie P. Smuts             $4,038          $108,725 for the Trust and
Trustee                                       56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $881,787, $657,332, and $514,947, respectively, of which $246,296, $243,090, and $224,073, respectively, were
waived.      BROKERAGE TRANSACTIONS     When selecting brokers and dealers to
handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no
brokerage commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $166,299, $155,000,
and $155,000, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.      By adopting the
Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders'
requests and inquiries concerning their accounts.     For the fiscal year ended
October 31, 1997, the Fund earned shareholder service fees in the amount of $56,180 and $494,971, on behalf of Institutional Shares and Institutional Service Shares, respectively, of which $0 and $265,879, respectively, was paid
to financial institutions.      DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.05% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining
net asset value.      REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     For the seven-day period ended October 31, 1997, the yields for
Institutional Shares and Institutional Service Shares were 3.35% and 3.20%,
respectively.      EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th
power; and subtracting 1 from the result.     For the seven-day period ended
October 31, 1997, the effective yields for Institutional Shares and Institutional Service Shares were 3.41% and 3.26%, respectively.
TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 45.35% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax
exempt.     For the seven-day period ended October 31, 1997, the tax-equivalent yields for Institutional Shares and Institutional Service Shares were 6.13% and
5.86%, respectively.      TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.
                 TAXABLE YIELD EQUIVALENT FOR 1997
                       STATE OF VIRGINIA
COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
           20.75%      33.75%       36.75%      41.75%      45.35%
JOINT        $1-      $41,201-     $99,601-   $151,751-      OVER
RETURN     41,200      99,600      151,750     271,050     $271,050
SINGLE       $1-      $24,651-     $59,751-   $124,651-      OVER
RETURN     24,650      59,750      124,650     271,050     $271,050
Tax-Exempt
Yield                     Taxable Yield Equivalent
1.50%       1.89%       2.26%       2.37%       2.58%       2.74%
2.00%       2.52%       3.02%       3.16%       3.43%       3.66%
2.50%       3.15%       3.77%       3.95%       4.29%       4.57%
3.00%       3.79%       4.53%       4.74%       5.15%       5.49%
3.50%       4.42%       5.28%       5.53%       6.01%       6.40%
4.00%       5.05%       6.04%       6.32%       6.87%       7.32%
4.50%       5.68%       6.79%       7.11%       7.73%       8.23%
5.00%       6.31%       7.55%       7.91%       8.58%       9.15%
5.50%       6.94%       8.30%       8.70%       9.44%      10.06%
6.00%       7.57%       9.06%       9.49%      10.30%      10.98%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     For the one-year
period ended October 31, 1997, and for the period from September 16, 1993 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.31% and 3.16%, respectively, for Institutional Shares, and were 3.17% and 3.04%, respectively, for Institutional Service Shares.
PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

(Y) LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
(Y) IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
(Y) MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated
Investors' international and global portfolios.      MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.     BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice
President, Bank Marketing & Sales.      BROKER/DEALERS AND BANK BROKER/DEALER
SUBSIDIARIES     Federated funds are available to consumers through major
brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by
James F. Getz, President, Federated Securities Corp.      * Source: Investment
Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC.

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


Alabama Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

PROSPECTUS

The shares of Alabama Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Alabama municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Alabama, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and income tax imposed by the State of Alabama consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997


TABLE OF CONTENTS

 Summary of Fund Expenses 1 Financial Highlights 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 Alabama Municipal Securities 5 Investment Risks 5 Investment Limitations 5 Fund Information 6 Management of the Fund 6 Distribution of Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial Institution 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8 Special Redemption Features 9 Account and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 9 Federal Income Tax 9 State and Local Taxes 10 Performance Information 10 Financial Statements 11 Report of Independent Public Accountants 23


SUMMARY OF FUND EXPENSES

                               SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a
 percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
 None Redemption Fee (as a percentage of amount redeemed, if applicable) None
 Exchange Fee None
                                ANNUAL FUND OPERATING EXPENSES
                        (As a percentage of projected average net assets)
 Management Fee (after waiver)(1)                                                             0.19%
 12b-1 Fee                                                                                    None
 Total Other Expenses                                                                         0.40%
    Shareholder Services Fee(2)                                                         0.24%
 Total Operating Expenses(3)                                                                  0.59%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses in the table above are based on expenses expected during fiscal year ending October 31, 1998. The total operating expenses were 0.55% for fiscal year ended October 31, 1997 and would have been 0.91% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                       $74

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                                                                  YEAR ENDED OCTOBER 31,
                                                          1997       1996       1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                     0.03       0.03       0.04       0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                 (0.03)     (0.03)     (0.04)     (0.02)
 NET ASSET VALUE, END OF PERIOD                            $ 1.00     $ 1.00     $ 1.00     $ 1.00
 TOTAL RETURN(B)                                            3.26%      3.22%      3.66%      2.31%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                 0.55%      0.55%      0.48%     0.36%*
   Net investment income                                    3.21%      3.18%      3.59%     2.67%*
   Expense waiver/reimbursement(c)                          0.36%      0.37%      0.44%     0.62%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)               $223,647   $233,720   $209,490   $142,804

* Computed on an annualized basis.

(a) Reflects operations for the period from December 3, 1993 (date of initial public investment) to October 31, 1994. For the period from November 29, 1993 (start of business) to December 3,1993 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The Fund is designed for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Alabama municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Alabama taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.
     The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of Alabama consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Alabama state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any
material change in these policies becomes effective.      ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Alabama and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income tax imposed by the State of Alabama ("Alabama Municipal Securities"). Examples of Alabama Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Alabama Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Alabama Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies
may be subject to such duplicate expenses.      TEMPORARY INVESTMENTS     From
time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and
price).      Although the Fund is permitted to make taxable, temporary
investments, there is no current intention to do so. However, the interest from certain Alabama Municipal Securities is subject to the federal alternative minimum tax.

ALABAMA MUNICIPAL SECURITIES

Alabama Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Alabama Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Alabama Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Alabama Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Alabama Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Alabama Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Alabama Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Alabama Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Alabama Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Alabama Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its net assets and pledge assets not exceeding 15% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.
Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time, and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its
affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:
 MAXIMUM           AVERAGE AGGREGATE
   FEE             DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%        on the next $250 million
 0.100%       on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.
The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Alabama Municipal Cash Trust; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone
number listed on your account statement.      PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Alabama Municipal Cash Trust. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and
shares begin earning dividends the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio, only shareholders of that portfolio are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Alabama. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

ALABAMA TAXES

Under existing Alabama laws, distributions made by the Fund will not be subject to Alabama personal income taxes to the extent that such distributions are attributable to interest earned on obligations that would be exempt from Alabama personal income taxes if held directly by shareholders (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States). Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Alabama personal income taxes.

Shareholders may exclude from the share value of the Fund, for purposes of the Alabama personal property tax, that portion of the total share value which is attributable to the value of the obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS

ALABAMA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.5%
 ALABAMA--93.2%
 $         9,995,000 (b)Alabama HFA, Variable Rate Certificates (Series 1997J)       $    9,995,000
                     Weekly VRDNs (Bank of America NT and SA, San Francisco LIQ)
           1,000,000 Alabama State Corrections Institution Finance Authority, (1993       1,000,952
                     Series A), 4.20% Bonds (MBIA INS), 4/1/1998
           1,540,000 Alabama State IDA Weekly VRDNs (Sunshine Homes Inc.)/ (Amsouth       1,540,000
                     Bank N.A., Birmingham LOC)
           7,725,000 Alabama State IDA, IDRB (Series 1994) Weekly VRDNs (Decatur          7,725,000
                     Aluminum Corp.)/ (Star Bank, N.A., Cincinnati LOC)
           1,400,000 Alabama State IDA, IDRB Weekly VRDNs (Monarch Tile, Inc.             1,400,000
                     Project)/ (Nationsbank of Texas, N.A. LOC)
           3,250,000 Alabama State IDA, IDRB's (Series 1996) Weekly VRDNs (IMI Cash       3,250,000
                     Valve Project)/ (Regions Bank, Alabama LOC)
           1,000,000 Alabama State IDA, Revenue Bonds Weekly VRDNs (Southern Bag          1,000,000
                     Corporation, Ltd.)/ (SouthTrust Bank of Alabama, Birmingham
                     LOC)
           1,000,000 Alabama State Public School & College Authority, 3.90% Bonds,        1,000,217
                     12/1/1997
           5,000,000 Alabama State, UT GO Refunding Bonds, 5.70% Bonds, 9/1/1998
           5,076,602 3,650,000 Arab, AL IDB, (Series 1989) Weekly VRDNs (SCI
           Manufacturing, 3,650,000
                     Inc.)/ (Bank of Tokyo-Mitsubishi Ltd. LOC)
           1,100,000 Arab, AL IDB, Revenue Refunding Bonds (Series 1989) Weekly
                     1,100,000 VRDNs (SCI Manufacturing, Inc.)/(Bank of
                     Tokyo-Mitsubishi Ltd.
                     LOC)
           1,660,000 Ashland, AL IDB, (Series 1996) Weekly VRDNs (Tru-Wood                1,660,000
                     Cabinets)/ (Regions Bank, Alabama LOC)
           1,155,000 Auburn University, AL, 6.60% Bonds, 6/1/1998                         1,169,052
           2,000,000 Birmingham, AL IDA Weekly VRDNs (Altec Industries, Inc.)/            2,000,000
                     (Wachovia Bank of Georgia N.A., Atlanta LOC)
           1,615,000 Birmingham, AL IDA Weekly VRDNs (Glasforms, Inc.)/(Regions           1,615,000
                     Bank, Alabama LOC)
           4,500,000 Birmingham, AL IDA, (Series 1997) Weekly VRDNs (Millcraft,
                     AL 4,500,000 Inc.)/ (Regions Bank, Alabama LOC)
           3,000,000 Birmingham, AL IDA, IDRB's (Series 1997) Weekly VRDNs (J. J. &       3,000,000
                     W, IV, Ltd.)/ (Svenska Handelsbanken, Inc. LOC)
           4,745,000 Birmingham, AL IDA, Revenue Bonds (Series 1989) Weekly VRDNs         4,745,000
                     (O'Neal Steel, Inc.)/ (SouthTrust Bank of Alabama, Birmingham
                     LOC)
           2,500,000 Birmingham, AL IDA, Revenue Bonds (Series 1996) Weekly VRDNs         2,500,000
                     (American FireLog Corp.)/ (Comerica Bank, Detroit, MI LOC)

ALABAMA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 ALABAMA--CONTINUED
 $         3,095,000 Birmingham, AL Special Care Facilities Financing Authority,     $    3,095,000
                     Capital Improvement Revenue Bonds (Series 1995) Weekly VRDNs
                     (Methodist Home for the Aging (AL))/ (SouthTrust Bank of
                     Alabama, Birmingham LOC)
           1,230,000 Calhoun County, AL Economic Development Council Weekly VRDNs         1,230,000
                     (Food Ingredients Tech. Co.)/(Nationsbank, N.A., Charlotte
                     LOC)
           4,140,000 Chatom, AL, (National Rural Utilities Series 1984M), 3.65%
                     4,140,000 TOBs (Alabama Electric Co-op, Inc.)/(National
                     Rural Utilities Cooperative Finance Corp. GTD), Optional
                     Tender 2/15/1998
           2,000,000 Chatom, AL, IDB PCR, 3.75% CP (Alabama Electric Co-op,               2,000,000
                     Inc.)/(National Rural Utilities Cooperative Finance Corp.
                     GTD), Mandatory Tender 11/3/1997
           2,185,000 (b)Columbia, AL IDB, CDC Municipal Products, Inc. (Series            2,185,000
                     1997I) Weekly VRDNs (Alabama Power Co.)/(AMBAC INS)/(CDC
                     Municipal Products, Inc. LIQ)
           1,900,000 Cullman, AL IDB, IRB's (Series 1992) Weekly VRDNs (Pressac           1,900,000
                     Holdings PLC)/ (NBD Bank, Michigan LOC)
           1,100,000 Cullman, AL IDB, Series 1989 Weekly VRDNs (Pressac Inc)/(NBD         1,100,000
                     Bank, Michigan LOC)
           2,900,000 Cullman, AL IDB, Variable Fixed Rate IDRB Weekly VRDNs               2,900,000
                     (National Bedding Company)/ (Bank of America Illinois LOC)
             910,000 Decatur, AL IDB, General Obligation Warrants (Series 1997),            913,577
                     4.50% Bonds (MBIA INS), 6/1/1998
           3,000,000 Decatur, AL IDB, Revenue Refunding Bonds (Series 1993) Weekly        3,000,000
                     VRDNs (Allied-Signal, Inc.)
           2,000,000 Decatur, AL IDB, Solid Waste Disposal Revenue Bonds (Series          2,000,000
                     1996) Weekly VRDNs (Trico Steel Company, L.L.C.
                     Project)/(Chase Manhattan Bank N.A., New York LOC)
           5,700,000 Decatur, AL IDB, Solid Waste Disposal Revenue Bonds (Series          5,700,000
                     1997) Weekly VRDNs (Trico Steel Company, L.L.C.
                     Project)/(Chase Manhattan Bank N.A., New York LOC)
           1,800,000 Dothan, AL IDB, Adjustable/Fixed Rate IRBs (Series 1997)             1,800,000
                     Weekly VRDNs (Henderson Steel Erectors)/(Regions Financial
                     Corp. LOC)
           6,175,000 Fairfield, AL IDA, Variable Rate Environmental Improvement           6,175,000
                     Revenue Bonds (Series 1995), 3.75% TOBs (USX Corp.)/(Wachovia
                     Bank of NC, N.A., Winston-Salem LOC), Optional Tender
                     1/15/1998
           1,390,000 Fort Payne, AL IDB, IDRB Weekly VRDNs (Ovalstrapping, Inc.)/         1,390,000
                     (U.S. Bank, N.A., Minneapolis LOC)
           5,300,000 Geneva County, AL IDB, Adjustable Fixed Rate IDRB's (Series          5,300,000
                     1996) Weekly VRDNs (Brooks AG Co., Inc.)/(Regions Bank,
                     Alabama LOC)
           4,000,000 Guntersville, AL IDB, (Series 1995) Weekly VRDNs (Hercules           4,000,000
                     Rubber Co. Project)/ (SouthTrust Bank of Alabama, Birmingham
                     LOC)
           3,405,000 Hamilton, AL IDB, Variable/Fixed Rate IDRB's Weekly VRDNs            3,405,000
                     (Tennessee River, Inc.)/ (SouthTrust Bank of Alabama,
                     Birmingham LOC)
           3,415,000 Hoover, AL IDA Weekly VRDNs (Bud's Best Cookies,                     3,415,000
                     Inc.)/(SouthTrust Bank of Alabama, Birmingham LOC)

ALABAMA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 ALABAMA--CONTINUED
 $         2,500,000 Huntsville, AL IDA Weekly VRDNs (Giles and Kendall,             $    2,500,000
                     Inc.)/(SouthTrust Bank of Alabama, Birmingham LOC)
             330,000 Huntsville, AL IDA Weekly VRDNs (Parkway Project (Huntsville,          330,000
                     AL))/ (Regions Bank, Alabama LOC)
           1,910,000 Huntsville, AL, Warrants (Series A), 4.75% Bonds, 11/1/1997          1,910,000
           6,200,000 Huntsville, AL, Warrants, (Series 1995A), 5.25% Bonds,               6,223,412
                     2/1/1998
           1,395,000 Ider, AL IDB, Industrial Development Bonds Weekly VRDNs              1,395,000
                     (Galbreath, Inc. Proj.)/ (National Bank of Canada, Montreal
                     LOC)
           3,545,000 Jefferson County, AL, Capital Appreciation Warrants Bonds            3,491,935
                     (MBIA INS), 4/1/1998
           1,500,000 Jefferson County, AL, GO Warrants (Series 1996) Weekly VRDNs         1,500,000
                     (Bayerische Landesbank Girozentrale LOC)
           1,500,000 Jefferson County, AL, Sewer Revenue Warrants, 7.00% Bonds,           1,538,104
                     9/1/1998
           1,900,000 Livingston, AL IDB, Floating/Fixed Rate IDRB's (Series
                     1989) 1,900,000 Weekly VRDNs (Toin Corporation
                     U.S.A.)/(Industrial Bank of Japan Ltd., Tokyo LOC)
           3,500,000 Lowndes County, AL IDB, (Series 1996) Weekly VRDNs (Warren Oil       3,500,000
                     Company Project)/ (First Union National Bank, Charlotte, NC
                     LOC)
           1,000,000 Mobile, AL Board of Water and Sewer Commissioners, Refunding         1,008,610
                     (Series A), 9.00% Bonds (United States Treasury PRF), 1/1/1998
                     (@100)
           2,485,000 Mobile, AL Downtown Redevelopment Authority, (Series 1992)           2,485,000
                     Weekly VRDNs (Mitchell Project)/(SunTrust Bank, Atlanta LOC)
           3,000,000 Mobile, AL IDB, (1994 Series A), 4.00% TOBs (International           3,000,000
                     Paper Co.), Optional Tender 12/1/1997
           3,755,000 Mobile, AL Water & Sewer Commissioners, Water & Sewer
                     Revenue 3,756,794 Bonds (Series 1995), 4.10% Bonds (FGIC
                     INS), 1/1/1998
             470,000 Mobile, AL, GO Warrants, 4.75% Bonds, 8/15/1998                        472,468
           3,000,000 Montgomery - Wynlakes Governmental Utility Services Corp.,           3,000,000
                     Bonds (Series 1995-A) Weekly VRDNs (Vaughn Road, L.L.C.,
                     Project)/(Amsouth Bank N.A., Birmingham LOC)
           1,000,000 Montgomery, AL BMC Special Care Facilities Finance Authority,        1,000,000
                     (Series 94A) Weekly VRDNs (Baptist Medical Center,
                     AL)/(Amsouth Bank N.A., Birmingham LOC) 2,565,000
           Montgomery, AL IDB, (Series 1990-A) Weekly VRDNs
                     (Industrial 2,565,000 Partners)/ (Wachovia Bank of Georgia
                     N.A., Atlanta LOC)
           3,500,000 Montgomery, AL IDB, (Series 1997) Weekly VRDNs (KINPAK INC.          3,500,000
                     Project)/ (First Union National Bank of Florida LOC)
           3,000,000 Montgomery, AL IDB, IDRB's (Series 1996) Weekly VRDNs (CSC           3,000,000
                     Fabrication, Inc. Project)/ (First Union National Bank,
                     Charlotte, NC LOC)
           3,650,000 Montgomery, AL IDB, Industrial Development Revenue Bonds             3,650,000
                     (Series 1996A) Weekly VRDNs (Jobs Company, L.L.C.
                     Project)/(Columbus Bank and Trust Co., GA LOC)

ALABAMA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 ALABAMA--CONTINUED
 $         2,000,000 Phoenix City, AL IDB, (Series 1988), 3.75% CP (Mead Coated      $    2,000,000
                     Board)/ (ABN AMRO Bank N.V., Amsterdam LOC), Mandatory Tender
                     2/10/1998
           5,500,000 Phoenix City, AL IDB, (Series 1988), 3.80% CP (Mead Coated           5,500,000
                     Board)/(ABN AMRO Bank N.V., Amsterdam LOC), Mandatory Tender
                     1/28/1998
           2,900,000 Phoenix City, AL IDB, (Series 1988), 3.80% CP (Mead Coated           2,900,000
                     Board)/(ABN AMRO Bank N.V., Amsterdam LOC), Mandatory Tender
                     2/25/1998
             850,000 Piedmont, AL IDB Weekly VRDNs (Industrial Partners)/
                     (Wachovia 850,000 Bank of Georgia N.A., Atlanta LOC)
           3,500,000 Prattville, AL IDB, IDR Bonds Weekly VRDNs (Kuhnash                  3,500,000
                     Properties/Arkay Plastics Project)/ (PNC Bank, Ohio, N.A. LOC)
           3,150,000 Scottsboro, AL IDB, (Series 1994) Weekly VRDNs (Maples               3,150,000
                     Industries, Inc.)/ (Amsouth Bank N.A., Birmingham LOC)
           1,250,000 Scottsboro, AL IDB, IDRB (Series 1991) Weekly VRDNs (Maples          1,250,000
                     Industries, Inc.)/ (Amsouth Bank N.A., Birmingham LOC)
           5,000,000 Selma, AL IDB, Annual Tender PCR Refunding Bonds (1993 Series        5,000,000
                     B), 4.10% TOBs (International Paper Co.), Optional Tender
                     7/15/1998
           3,575,000 St. Clair County, AL IDB, (Series 1993) Weekly VRDNs (Ebsco          3,575,000
                     Industries, Inc.)/ (National Australia Bank, Ltd., Melbourne
                     LOC)
           1,100,000 Sumter County, AL IDA, Industrial Revenue Bonds (Series 1995B)       1,100,000
                     Weekly VRDNs (Canal Chip Project)/(Regions Bank, Alabama LOC)
           2,500,000 Troy, AL IDB, (Series 1997A) Weekly VRDNs (Hudson Cos.)/             2,500,000
                     (Amsouth Bank N.A., Birmingham LOC)
           5,000,000 Tuscaloosa County, AL IDA, 1995 Series A Weekly VRDNs                5,000,000
                     (Tuscaloosa Steel Corporation)/ (Bayerische Landesbank
                     Girozentrale LOC)
           2,000,000 Tuskegee, AL IDB, IDRB (Series 1995) Weekly VRDNs (Concrete          2,000,000
                     Company (The))/ (Columbus Bank and Trust Co., GA LOC)
           1,185,000 University of South Alabama, University Tuition Revenue              1,185,000
                     Refunding Bonds (Series 1996B), 3.80% Bonds (MBIA INS),
                     11/15/1997
           2,245,000 Vincent, AL IDB, (Series 1993) Weekly VRDNs (Ebsco Industries,       2,245,000
                     Inc.)/ (National Australia Bank, Ltd., Melbourne LOC)
           1,400,000 Winfield, AL, Variable/Fixed Rate Industrial Revenue Bonds           1,400,000
                     (Series 1984) Weekly VRDNs (Union Underwear Company,
                     Inc.)/(Bank of Nova Scotia, Toronto LOC)
                         TOTAL                                                          208,456,723
 PUERTO RICO--6.3%
           3,500,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory         3,500,000
                     Tender 12/11/1997
           1,000,000 Puerto Rico Industrial, Medical & Environmental PCA,
                     (Series 1,000,000 1983A), 3.80% TOBs (Reynolds Metals
                     Co.)/(ABN AMRO Bank N.V., Amsterdam LOC), Optional Tender
                     9/1/1998

ALABAMA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--CONTINUED
 $         3,000,000 Puerto Rico Industrial, Medical & Environmental PCA, Pollution  $    3,000,363
                     Control Facilities Financing Authority (Series 1983A), 3.75%
                     TOBs (Schering Plough Corp.)/(Morgan Guaranty Trust Co., New
                     York LOC), Optional Tender 12/1/1997
           6,600,000 Puerto Rico Industrial, Tourist, Education, Medical &                6,600,000
                     Environmental Control Finance Authority, (Series 1994A), 3.85%
                     CP (Inter American University of Puerto Rico)/(Banque Paribas,
                     Paris LOC), Mandatory Tender 12/11/1997
                         TOTAL                                                           14,100,363
                         TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                     $ 222,557,086

Securities that are subject to Alternative Minimum Tax represent 63.5% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
    96.41%       3.59%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $12,180,000 which represents 5.46% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($223,647,211) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation CP --Commercial Paper FGIC --Financial Guaranty Insurance Company GO --General Obligation GTD --Guaranty HFA --Housing Finance Authority IDA --Industrial Development Authority IDB --Industrial Development Bond IDR --Industrial Development Revenue IDRB --Industrial Development Revenue Bond INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCA --Pollution Control Authority PCR --Pollution Control Revenue PLC --Public Limited Company PRF --Prerefunded TOBs --Tender Option Bonds UT --Unlimited Tax VRDNs --Variable
Rate Demand Notes      (See Notes which are an integral part of the Financial
Statements)

STATEMENT OF ASSETS AND LIABILITIES

ALABAMA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                         $ 222,557,086
 Income receivable                                                                        1,446,381
 Receivable for shares sold                                                                     249
 Deferred organizational costs                                                               20,519
 Deferred expenses                                                                           12,196
   Total assets                                                                         224,036,431
 LIABILITIES:
 Payable for shares redeemed                                            $  16,328
 Income distribution payable                                              228,532
 Payable to Bank                                                           85,696
 Accrued expenses                                                          58,664
   Total liabilities                                                                        389,220
 Net Assets for 223,647,211 shares outstanding                                        $ 223,647,211
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $223,647,211 u 223,647,211 shares outstanding                                    $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

ALABAMA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 8,298,096
 EXPENSES:
 Investment advisory fee                                                  $ 1,102,550
 Administrative personnel and services fee                                    166,497
 Custodian fees                                                                14,879
 Transfer and dividend disbursing agent fees and expenses                      34,179
 Directors'/Trustees' fees                                                      2,835
 Auditing fees                                                                 12,544
 Legal fees                                                                     8,419
 Portfolio accounting fees                                                     60,067
 Shareholder services fee                                                     551,275
 Share registration costs                                                      28,714
 Printing and postage                                                          15,396
 Insurance premiums                                                             3,423
 Miscellaneous                                                                 17,848
   Total expenses                                                           2,018,626
 Waivers --
   Waiver of investment advisory fee                        $ (774,067)
   Waiver of shareholder services fee                          (22,051)
     Total waivers                                                          (796,118)
       Net expenses                                                                       1,222,508
         Net investment income                                                          $ 7,075,588

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

ALABAMA MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     7,075,588  $     6,674,235
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                               (7,075,588)      (6,674,235)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          655,080,120      712,795,816
 Net asset value of shares issued to shareholders in payment of          4,317,122        3,730,255
 distributions declared
 Cost of shares redeemed                                              (669,470,177)    (692,296,354)
   Change in net assets resulting from share transactions              (10,072,935)       24,229,717
     Change in net assets                                              (10,072,935)       24,229,717
 NET ASSETS:
 Beginning of period                                                   233,720,146      209,490,429
 End of period                                                     $   223,647,211  $   233,720,146

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

ALABAMA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Alabama Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of Alabama consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each restricted security held at October 31, 1997 is as follows:

                 ACQUISITION                     ACQUISITION
                   SECURITY                          DATE                COST
 Alabama HFA, Variable Rate Certificates,         8/14/1997            $9,995,000
 (Series 1997-J) Weekly VRDNs
 Columbia, AL, IDB, CDC Municipal Products,   9/30/1997-10/1/1997      $2,185,000
 Inc., (Series 1997-I) Weekly VRDNs

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 1997, capital paid-in aggregated $223,647,211. Transactions in shares were as follows:

                                                                             YEAR ENDED OCTOBER 31,
                                                                            1997              1996
 Shares sold                                                              655,080,120     712,795,816
 Shares issued to shareholders in payment of distributions                  4,317,122       3,730,255
 declared
 Shares redeemed                                                         (669,470,177)   (692,296,354)
   Net change resulting from share transactions                           (10,072,935)     24,229,717

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $57,711 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the period ended October 31, 1997, the Fund expensed $8,673 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $396,064,557 and $444,520,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 80.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 10.0% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST
(ALABAMA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Alabama Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alabama Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

NOTES

[Graphic]

Alabama Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

PROSPECTUS
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

ALABAMA MUNICIPAL CASH TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com


Cusip 314229790
3090802A (12/97)

[Graphic]


ALABAMA MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Alabama Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

ALABAMA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

Cusip 314229790
3090802B (12/97)

[Graphic]

TABLE OF CONTENTS

 INVESTMENT POLICIES 1 Acceptable Investments 1 Participation Interests 1 Municipal Leases 1 Ratings 1 When-Issued and Delayed Delivery Transactions 1 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Credit Enhancement 2 Investing in Securities of Other Investment Companies 2 ALABAMA INVESTMENT RISKS 2 INVESTMENT LIMITATIONS 3 Selling Short and Buying on Margin 3 Issuing Senior Securities And Borrowing Money 3 Pledging Assets 3 Lending Cash or Securities 3 Investing in Commodities 3 Investing in Real Estate 3 Underwriting 3 Concentration of Investments 3 Investing in Illiquid Securities 4 Investing for Control 4 Investing in Options 4 Regulatory Compliance 4 FEDERATED MUNICIPAL TRUST MANAGEMENT 4 Share Ownership 8 Trustee Compensation 9 Trustee Liability 9 INVESTMENT ADVISORY SERVICES 9 Investment Adviser 9 Advisory Fees 10 BROKERAGE TRANSACTIONS 10 OTHER SERVICES 10 Fund Administration 10 Custodian and Portfolio Accountant 10 Transfer Agent 10 Independent Public Accountants 11 SHAREHOLDER SERVICES 11 DETERMINING NET ASSET VALUE 11 REDEMPTION IN KIND 11 MASSACHUSETTS PARTNERSHIP LAW 11 THE FUND'S TAX STATUS 12 PERFORMANCE INFORMATION 12 Yield 12 Effective Yield 12 Tax-Equivalent Yield 12 Tax-Equivalency Table 12 Total Return 13 Performance Comparisons 13 Economic and Market Information 14 ABOUT FEDERATED INVESTORS 14 Mutual Fund Market 14 Institutional Clients 14 Bank Marketing 14 Broker/Dealers and Bank Broker/Dealer Subsidiaries 14 APPENDIX 15


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute
source of payment.     In determining the liquidity of municipal lease
securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon
an event of non-appropriation or other termination of the lease.      RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until
the transaction is settled.      CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

ALABAMA INVESTMENT RISKS

The State of Alabama has experienced some diversification of its economy primarily centered around its metropolitan areas. Agriculture, dominant prior to World War II has given way to the manufacturing of textiles, chemicals, paper, and metals. Manufacturing comprises roughly 23% of Alabama's non-agricultural employment, slightly above the rest of the US., and continues to remain strong as evidenced by Mercedes-Benz's decision to locate a plant in Alabama. Other major non-agricultural sectors include government (20%); wholesale and retail trade (22%); and services, including finance, insurance, and real estate (24%). Over the last decade, the economy has further diversified with the addition of high-tech firms to the Huntsville area and healthcare services to the Birmingham area. During the 1982 recession Alabama's unemployment rate climbed into double digits. The recent recession, however, has not been as severe to the Alabama economy. The state's unemployment rate has reflected national trends (4.7% as of October 1997). However the North American Free Trade Agreement leaves Alabama exposed to potential job losses in some traditional industries as Mexico offers
a lower-cost environment.      Alabama's overall debt structure is more complex
than most states due to its many issuing authorities. Roughly 60% of Alabama's debts are special or limited tax obligations, payable from designated sources. Debt service as a percentage of budget revenues is currently 4.8%, which is above average for the nation. However, since Alabama generally taxes and spends less than most states, debt service appears as a larger part of its revenue in relation to other states. Debt service on a per capita basis is moderate. The state has a strong balanced budget act that allows spending only from moneys on hand. The governor has the ability to prorate budgeted expenditures during the fiscal year in order to balance the budget. This proration ability has been challenged in court, and the outcome may adversely affect the mechanism by which the budget is balanced. Furthermore, Alabama's school funding has been challenged; resolution of this matter may affect the state budget.

The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the state or its municipalities to meet their obligations will depend upon the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued Alabama municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, limitations, and its Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days notice.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President, and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.     As of
November 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Alabama Municipal Cash Trust: Hubco, Birmingham, Alabama, owned approximately 54,203,137 shares (23.23%); Lynspen & Co., Birmingham, Alabama, owned approximately 34,329,350 shares (14.71%); and Ebsco Industries, Inc., Birmingham, Alabama, owned approximately 22,541,055 shares (9.66%). TRUSTEE COMPENSATION

                        AGGREGATE
 NAME,                  COMPENSATION
 POSITION WITH          FROM         TOTAL COMPENSATION PAID
 TRUST                  TRUST*#      FROM FUND COMPLEX+

 John F. Donahue        $0           $0 for the Trust and
 Chairman and Trustee                56 other investment companies in the
                                     Fund Complex
 Thomas G. Bigley       $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John T. Conroy, Jr.    $4,443       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 William J. Copeland    $4,443       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Glen R. Johnson        $0           $0 for the Trust and President and
 Trustee                             8 other investment companies in the
                                     Fund Complex
 James E. Dowd          $4,443       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Lawrence D. Ellis,
 M.D.                   $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Edward L. Flaherty,
 Jr.                    $4,443       $119,615 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Peter E. Madden        $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 John E. Murray, Jr.    $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Wesley W. Posvar       $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex
 Marjorie P. Smuts      $4,038       $108,725 for the Trust and
 Trustee                             56 other investment companies in the
                                     Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31,1997, 1996, and 1995, the adviser earned $1,102,550, $1,049,210, and
$820,528, respectively, of which $774,067, $692,887, and $606,516, respectively,
were waived.      BROKERAGE TRANSACTIONS     When selecting brokers and dealers
to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no
brokerage commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $166,497, $158,659,
and $131,658, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of
$551,275, of which $529,224 was paid to financial institutions.      DETERMINING
NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     The Fund's yield for the seven-day period ended October 31, 1997, was
3.25%.      EFFECTIVE YIELD     The effective yield is calculated by compounding
the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Fund's effective yield for the seven-day period ended October 31, 1997, was
3.30%.      TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 44.60% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax
exempt.     The Fund's tax-equivalent yield for the seven-day period ended
October 31, 1997, was 5.87%.      TAX-EQUIVALENCY TABLE     A tax-equivalency
table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

           TAXABLE YIELD EQUIVALENT FOR 1997

                STATE OF ALABAMA
 COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
            20.00%   33.00%   36.00%    41.00%    44.60%
 JOINT      $1 -     $41,201 -   $99,601 -    $151,751       OVER
 RETURN     41,200    99,600      151,750      271,050     $271,050
 SINGLE     $1 -      $24,651 -  $59,751 -    $124,651 -     OVER
 RETURN     24,650    59,750     124,650       271,050     $271,050

 TAX-EXEMPT
 YIELD               TAXABLE YIELD EQUIVALENT
 2.50%      3.13%     3.73%      3.91%      4.24%      4.51%
 3.00%      3.75%     4.48%      4.69%      5.08%      5.42%
 3.50%      4.38%     5.22%      5.47%      5.93%      6.32%
 4.00%      5.00%     5.97%      6.25%      6.78%      7.22%
 4.50%      5.63%     6.72%      7.03%      7.63%      8.12%
 5.00%      6.25%     7.46%      7.81%      8.47%      9.03%
 5.50%      6.88%     8.21%      8.59%      9.32%      9.93%
 6.00%      7.50%     8.96%      9.38%     10.17%     10.83%
 6.50%      8.13%     9.70%     10.16%     11.02%     11.73%
 7.00%      8.75%    10.45%     10.94%     11.86%     12.64%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     The Fund's average
annual total returns for the one-year period ended October 31, 1997, and for the period from December 3, 1993 (date of initial public investment) through October
31, 1997, were 3.26% and 3.19%, respectively.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging, and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts,
certificates of deposit, and Treasury bills.      ECONOMIC AND MARKET
INFORMATION     Advertising and sales literature for the Fund may include
discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed-income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated
Investors' international and global portfolios.      MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.     BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice
President, Bank Marketing & Sales.      BROKER/DEALERS AND BANK BROKER/DEALER
SUBSIDIARIES     Federated funds are available to consumers through major
brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by
James F. Getz, President, Federated Securities Corp.      * Source: Investment
Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

MOODY'S INVESTORS SERVICE INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

NORTH CAROLINA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

PROSPECTUS

The shares of North Carolina Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term North Carolina municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of North Carolina, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the income tax imposed by the State of North Carolina
consistent with stability of principal.      THE SHARES OFFERED BY THIS
PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights 2 General Information 3
 Investment Information 3 Investment Objective 3 Investment Policies 3 North
 Carolina Municipal Securities 5 Investment Risks 5 Investment Limitations 5
 Fund Information 6 Management of the Fund 6 Distribution of Shares 6
 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7
 Purchasing Shares Through a Financial Institution 7 Purchasing Shares by Wire 7
 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8
 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by
 Telephone 8 Redeeming Shares by Mail 8 Special Redemption Features 9 Account
 and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account
 Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 10
 Federal Income Tax 10 State and Local Taxes 10 Performance Information 10
 Financial Statements 11 Report of Independent Public Accountants 22

SUMMARY OF FUND EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable) None Redemption
Fee (as a percentage of amount redeemed, if applicable) None Exchange Fee None

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                 0.10%
12b-1 Fee                                                                        None
Total Other Expenses                                                             0.49%
   Shareholder Services Fee                                              0.25%
Total Fund Operating Expenses(2)                                                 0.59%


 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%

(2) The total operating expenses would have been 0.99% absent the voluntary waiver of a portion of the management fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information". Wire--transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                       $74

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) Reference is made to the Report of Independent Public Accountants on page 22.

                                                                      YEAR ENDED OCTOBER 31,
                                                             1997        1996      1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $ 1.00     $ 1.00    $ 1.00    $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                       0.03       0.03      0.04      0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                   (0.03)     (0.03)    (0.04)    (0.02)
 NET ASSET VALUE, END OF PERIOD                              $ 1.00     $ 1.00    $ 1.00    $ 1.00
 TOTAL RETURN(B)                                               3.24%      3.23%     3.51%     2.06%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                    0.59%      0.59%     0.59%     0.49%*
   Net investment income                                       3.19%      3.17%     3.46%     2.54%*
   Expense waiver/reimbursement(c)                             0.40%      0.42%     0.40%     0.44%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                 $172,636   $137,749   $97,602   $85,249

* Computed on an annualized basis.

(a) Reflects operations for the period from December 31, 1993 (date of initial public investment) to October 31, 1994. For the period from November 29, 1993 (start of business) to December 31, 1993, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The Fund is designed for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term North Carolina municipal securities. The Fund may not be a suitable investment for retirement plans or for non-North Carolina taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of North Carolina consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and North Carolina state income tax or at least 80% of its net assets will be invested in obligations, the interest income from which is exempt from federal regular and North Carolina state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of North Carolina and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and North Carolina income tax ("North Carolina Municipal Securities"). Examples of North Carolina Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

   VARIABLE RATE DEMAND NOTES

   Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

   PARTICIPATION INTERESTS

   The Fund may purchase interests in North Carolina
   Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying North Carolina Municipal Securities.

   MUNICIPAL LEASES
   Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT
Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES
The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in restricted
securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest
its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser
determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase
it at a mutually agreed-upon time and price).      Although the Fund is
permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain North Carolina Municipal Securities is subject to the federal alternative minimum tax.

NORTH CAROLINA MUNICIPAL SECURITIES

North Carolina Municipal Securities are
generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

North Carolina Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of North Carolina Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on North Carolina Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of North Carolina Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of North Carolina Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in North Carolina Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these North Carolina Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of North Carolina Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in North Carolina Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is
managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

   ADVISORY FEES

   The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

   ADVISER'S BACKGROUND

   Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the
Fund and Federated Shareholder Services.      SUPPLEMENTAL PAYMENTS TO FINANCIAL
INSTITUTIONS     In addition to payments made pursuant to the Shareholder
Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment
adviser or its affiliates.      ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM              AVERAGE AGGREGATE
   FEE                DAILY NET ASSETS
 0.150%             on the first $250 million
 0.125%             on the next $250 million
 0.100%             on the next $250 million
 0.075%           on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.
The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES


Shares are sold at their net asset value, without a
sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased, as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their
customers.      In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase
shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by
calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention:
EDGEWIRE; For Credit to: North Carolina Municipal Cash Trust; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account
statement.      PURCHASING SHARES BY CHECK     Shares may be purchased by
sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to North Carolina Municipal Cash Trust. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin
earning dividends the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded, and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed
confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio, only shareholders of that portfolio are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than North Carolina. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

NORTH CAROLINA TAXES

Under existing North Carolina laws, distributions made by the Fund will not be subject to North Carolina income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest on obligations of the state of North Carolina or any of its political subdivisions; or (ii) interest on obligations of the United States or its possessions. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to North Carolina income taxes.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS

NORTH CAROLINA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A) SHORT-TERM MUNICIPAL SECURITIES--99.2%
 NORTH CAROLINA--94.0%
 $          1,755,000 Alamance County, NC Industrial Facilities & Pollution Control  $    1,755,000
                      Financing Authority, (Series B) Weekly VRDNs (Culp,
                      Inc.)/(Wachovia Bank of NC, NA, Winston-Salem LOC)
            1,600,000 Buncombe County, NC Industrial Facilities & Pollution Control       1,600,000
                      Financing Authority, (Series 1991) Weekly VRDNs (Rich Mount,
                      Inc.)/(Bank of Tokyo-Mitsubishi Ltd. LOC)
            1,335,000 Burke County, NC Industrial Facilities & Pollution Control          1,335,000
                      Financing Authority Weekly VRDNs (Norwalk Furniture Corp. &
                      Hickory Furniture)/(Branch Banking & Trust Co., Wilson LOC)
              730,000 Catawba County, NC Industrial Facilities & Pollution Control          730,000
                      Financing Authority, (Series 1992) Weekly VRDNs (WSMP,
                      Inc.)/(Nationsbank, N.A., Charlotte LOC)
            4,200,000 Catawba County, NC Industrial Facilities & Pollution Control        4,200,000
                      Financing Authority, (Series 1994) Weekly VRDNs (Ethan Allen
                      Inc. Project)/(Bankers Trust Co., New York LOC)
            3,365,000 Cleveland County, NC Industrial Facilities and Pollution            3,365,000
                      Control Financing Authority, IDRB (Series 1990) Weekly VRDNs
                      (MetalsAmerica, Inc. Project)/(Bank of Boston, N.A. LOC)
            1,490,000 Cleveland County, NC Industrial Facilities and Pollution            1,490,000
                      Control Financing Authority, Pollution Control Revenue Bonds
                      (Series 1995) Weekly VRDNs (Grover Industries, Inc. Project)/
                      (Bank of America Illinois LOC)
              920,000 Davidson County, NC Industrial Facilities & PCFA, IDRB                920,000
                      (Series 1995) Weekly VRDNs (Lawrence Industries, Inc.
                      Project)/(Michigan National Bank, Farmington Hills LOC)
            6,000,000 Gaston County, NC Industrial Facilities and Pollution Control       6,000,000
                      Financing Authority, (Series 1997) Weekly VRDNs (Thermoform
                      Plastic, Inc.)/(Norwest Bank Minnesota, Minneapolis LOC)
            1,800,000 Guilford County, NC Industrial Facilities & PCFA, (Series           1,800,000
                      1989) Weekly VRDNs (Bonset America Corp.)/(Dai-Ichi Kangyo
                      Bank Ltd., Tokyo and Industrial Bank of Japan Ltd., Tokyo
                      LOCs)
            4,300,000 Halifax County, NC Industrial Facilities & PCFA Weekly VRDNs        4,300,000
                      (Flambeau Airmold Project)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
            2,944,000 Halifax County, NC, 3.74% BANs, 5/13/1998 2,944,592
            2,600,000 High Point, NC, (Series 1997A), 3.90% BANs, 3/11/1998
            2,600,000 4,000,000 Iredell County, NC Industrial Facilities &
            Pollution Control 4,000,000
                      Financing Authority, (Series 1984), 4.05% TOBs (Rubbermaid
                      Specialty Products, Inc.)/(Rubbermaid, Inc. GTD), Optional
                      Tender 6/1/1998
              600,000 Iredell County, NC Industrial Facilities & Pollution Control          600,000
                      Financing Authority, Industrial Revenue Bonds Weekly VRDNs
                      (Jet Corr, Inc. Project)/ (National Bank of Canada, Montreal
                      LOC)
            1,000,000 Johnson County, NC Industrial Facilities & Pollution Control        1,000,000
                      Financing Authority, (Series 19960 Weekly VRDNs (Inolex
                      Chemical Company Project)/(PNC Bank, N.A. LOC)
            3,250,000 Lee County, NC Industrial Facility & PCFA, (Series 1989)            3,250,000
                      Weekly VRDNs (Avondale Mills, Inc.)/ (SunTrust Bank, Atlanta
                      LOC)

NORTH CAROLINA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A) SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 NORTH CAROLINA--CONTINUED
 $          2,200,000 Lincoln County, NC Industrial Facilities & Pollution Control   $    2,200,000
                      Financing Authority, Industrial Revenue Bonds Weekly VRDNs
                      (Leucadia, Inc. Project)/ (National Bank of Canada, Montreal
                      LOC)
           15,300,000 Martin County, NC IFA, (Series 1993) Weekly VRDNs                  15,300,000
                      (Weyerhaeuser Co.)
            5,000,000 McDowell County, NC Industrial Facilities and Pollution             5,000,000
                      Control Financing Authority, (Series 1997) Weekly VRDNs
                      (Parker Hosiery, Inc.)/(First Union National Bank, Charlotte,
                      N.C. LOC)
            2,500,000 Mecklenberg County, NC Industrial Facilities and Pollution          2,500,000
                      Control Financing Authority, (Series 1996) Weekly VRDNs
                      (SteriGenics International Project)/ (Comerica Bank, Detroit,
                      MI LOC)
            1,000,000 Mecklenburg County, NC, (Series 1996) Weekly VRDNs (YMCA of         1,000,000
                      Greater Charlotte Project)/ (Wachovia Bank of NC, NA,
                      Winston-Salem LOC)
            3,010,000 New Hanover County, NC PCFA Weekly VRDNs (Efson,                    3,010,000
                      Inc.)/(Branch Banking & Trust Co., Wilson LOC)
            6,000,000 New Hanover County, NC PCFA, (Series 1984) Weekly VRDNs             6,000,000
                      (American Hoist & Derrick Co. Project)/(First Union National
                      Bank, Charlotte, N.C. LOC)
            1,335,000 New Hanover County, NC PCFA, (Series 1990) Weekly VRDNs             1,335,000
                      (Wilmington Machinery Inc. Project)/(Branch Banking & Trust
                      Co, Wilson LOC)
            4,500,000 New Hanover County, NC, GO School Bonds, (Series 1995)
                      Weekly 4,500,000 VRDNs (Wachovia Bank of NC, NA,
                      Winston-Salem LIQ)
            2,800,000 North Carolina Agricultural Finance Authority, (Series 1996)        2,800,000
                      Weekly VRDNs (Coastal Carolina Gin L.L.C. Project)/(Branch
                      Banking & Trust Co., Wilson LOC)
            6,060,000 (b)North Carolina Eastern Municipal Power Agency, PA -171           6,060,000
                      (Series 1996A) Weekly VRDNs (MBIA INS)/(Merrill Lynch Capital
                      Services, Inc. LIQ)
            9,165,000 (b)North Carolina Eastern Municipal Power Agency, PT-132,           9,165,000
                      3.90% TOBs (MBIA INS)/ (Credit Suisse First Boston, Inc.
                      LIQ), Mandatory Tender 10/1/1998
            1,070,000 North Carolina Medical Care Commission Hospital, (Series            1,072,094
                      1995), 4.40% Bonds (Gaston Memorial Hospital Project),
                      2/15/1998
            4,000,000 North Carolina Medical Care Commission Hospital, (Series            4,000,000
                      1996) Weekly VRDNs (Adult Communities Total Services,
                      Inc.)/(Lasalle National Bank, Chicago LOC)
            3,300,000 North Carolina Medical Care Commission Hospital, (Series            3,300,000
                      1996) Weekly VRDNs (North Carolina Baptist)
            2,400,000 North Carolina Medical Care Commission Hospital, Revenue            2,400,000
                      Bonds (Series 1992B) Weekly VRDNs (North Carolina Baptist)
            2,000,000 North Carolina Medical Care Commission Hospital, Revenue            2,000,000
                      Bonds (Series 1993) Weekly VRDNs (Moses H. Cone Memorial)
            6,415,000 North Carolina Municipal Power Agency No. 1, (Series A),            6,415,000
                      3.80% CP (Morgan Guaranty Trust Co., New York and Union Bank
                      of Switzerland, Zurich LOCs), Mandatory Tender 12/5/1997

NORTH CAROLINA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A) SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 NORTH CAROLINA--CONTINUED
 $          4,000,000 North Carolina Municipal Power Agency No. 1, (Series A),       $    4,000,000
                      3.85% CP (Morgan Guaranty Trust Co., New York and Union Bank
                      of Switzerland, Zurich LOCs), Mandatory Tender 12/5/1997
            2,000,000 North Carolina State, UT GO, 6.10% Bonds, 3/1/1998
            2,016,283 4,000,000 Onslow County, NC Industrial Facilities &
            Pollution Control 4,000,000
                      Financing Authority Weekly VRDNs (Mine Safety Appliances
                      Co.)/(Sanwa Bank Ltd., Osaka LOC)
            3,280,000 Orange County, NC Industrial Facilities & Pollution Control         3,280,000
                      Financing Authority Weekly VRDNs (Mebane Packaging
                      Corp.)/(First Union National Bank, Charlotte, N.C. LOC)
            1,400,000 Piedmont, NC Airport Authority Weekly VRDNs (Triad                  1,400,000
                      International Maintenance Corp.)/ (Mellon Bank NA, Pittsburgh
                      LOC)
            1,700,000 Randolph County, NC IDA, (Series 1990) Weekly VRDNs (Wayne          1,700,000
                      Steel, Inc.)/ (Bank One, Ohio, N.A. LOC)
            1,600,000 Rutherford County, NC, Industrial Facilities Pollution              1,600,000
                      Control Financing Authority Weekly VRDNs (Spring-Ford
                      Knitting Co.)/(Branch Banking & Trust Co., Wilson LOC)
            1,500,000 Sampson County, NC Industrial Facilities and Pollution              1,500,000
                      Control Financing Authority, (Series 1997) Weekly VRDNs
                      (DuBose Strapping, Inc.)/(First Union National Bank,
                      Charlotte, N.C. LOC)
            3,900,000 Wake County, NC Industrial Facilities & PCFA, (Series
                      1990A), 3,900,000 3.80% CP (Carolina Power & Light
                      Co.)/(Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
                      1/21/1998
            2,000,000 Wake County, NC Industrial Facilities & PCFA, (Series
                      1990A), 2,000,000 3.80% CP (Carolina Power & Light
                      Co.)/(Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
                      1/22/1998
            5,700,000 Wake County, NC Industrial Facilities & PCFA, (Series
                      1990B), 5,700,000 3.75% CP (Carolina Power & Light
                      Co.)/(Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
                      11/18/1997
            3,000,000 Wake County, NC Industrial Facilities & PCFA, (Series
                      1990B), 3,000,000 3.80% CP (Carolina Power & Light
                      Co.)/(Fuji Bank, Ltd., Tokyo LOC), Mandatory Tender
                      11/18/1997
            2,000,000 Wake County, NC, UT GO, 4.70% Bonds, 3/1/1998 2,007,680
            3,305,008 Wayne County, NC PCFA Weekly VRDNs (Cooper Industries,
            Inc.)/ 3,305,008
                      (Sanwa Bank Ltd., Osaka LOC)
            3,000,000 Winston-Salem, NC, GO Bonds (Series 1990) Weekly VRDNs              3,000,000
                      (Credit Suisse First Boston LIQ)
                      TOTAL                                                             162,355,657
 PUERTO RICO--5.2%
            5,000,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        5,000,000
                      Tender 1/14/1998
            3,000,000 Puerto Rico Industrial, Medical & Environmental PCA,
                      (Series 3,000,000 1983A), 3.80% TOBs (Reynolds Metals
                      Co.)/(ABN AMRO Bank N.V., Amsterdam LOC), Optional Tender
                      9/1/1998

NORTH CAROLINA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A) SHORT-TERM MUNICIPAL SECURITIES--CONTINUED
 PUERTO RICO--CONTINUED
 $          1,000,000 Puerto Rico Industrial, Medical & Environmental PCA,           $    1,000,120
                      Pollution Control Facilities Financing Authority (Series 1983
                      A), 3.75% TOBs (Schering Plough Corp.)/ (Morgan Guaranty
                      Trust Co., New York LOC), Optional Tender 12/1/1997
                        TOTAL                                                             9,000,120
                        TOTAL INVESTMENTS (AT AMORTIZED COST(C)                       $ 171,355,777

Securities that are subject to Alternative Minimum Tax represent 29.9% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER     SECOND TIER
   100.00%       0.00%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $15,225,000, which represents 8.8% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($172,635,784) at October 31, 1997.

The following acronyms are used throughout this portfolio:

BANs  --Bond Anticipation Notes
CP    --Commercial Paper
GO    --General Obligation
GTD   --Guaranty
IDA   --Industrial Development Authority
IDRB --Industrial Development Revenue Bond IFA --Industrial Finance Authority INS --Insured LIQ --Liquidity Agreement LOCs --Letters of Credit LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCA --Pollution Control Authority PCFA --Pollution Control Finance Authority TOBs --Tender Option Bonds UT --Unlimited Tax VRDNs --Variable Rate Demand Notes


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
NORTH CAROLINA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Investments in securities, at amortized cost and value                               $ 171,355,777
 Cash                                                                                       284,058
 Income receivable                                                                          991,128
 Receivable for shares sold                                                                 114,208
 Deferred organizational costs                                                               18,982
 Deferred expenses                                                                           12,769
   Total assets                                                                         172,776,922
 LIABILITIES:
 Payable for shares redeemed                                             $ 50,552
 Income distribution payable                                               24,595
 Accrued expenses                                                          65,991
   Total liabilities                                                                        141,138
 Net Assets for 172,635,784 shares outstanding                                        $ 172,635,784
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $172,635,784 / 172,635,784 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
NORTH CAROLINA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                              $  5,342,971
 EXPENSES:
 Investment advisory fee                                                $   707,395
 Administrative personnel and services fee                                  126,345
 Custodian fees                                                               9,560
 Transfer and dividend disbursing agent fees and expenses                    59,016
 Directors'/Trustees' fees                                                    1,985
 Auditing fees                                                               12,544
 Legal fees                                                                   7,414
 Portfolio accounting fees                                                   50,689
 Shareholder services fee                                                   352,847
 Share registration costs                                                    41,563
 Printing and postage                                                         7,034
 Insurance premiums                                                           3,098
 Miscellaneous                                                               18,773
   Total expenses                                                         1,398,263
 Waiver--
   Waiver of investment advisory fee                                      (559,422)
     Net expenses                                                                           838,841
       Net investment income                                                           $  4,504,130

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
NORTH CAROLINA MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     4,504,130  $     3,699,402
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                               (4,504,130)      (3,699,402)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          898,803,747      825,948,456
 Net asset value of shares issued to shareholders in payment of          3,808,923        2,898,862
 distributions declared
 Cost of shares redeemed                                              (867,725,411)    (788,700,740)
   Change in net assets resulting from share transactions               34,887,259       40,146,578
     Change in net assets                                               34,887,259       40,146,578
 NET ASSETS:
 Beginning of period                                                   137,748,525       97,601,947
 End of period                                                     $   172,635,784  $   137,748,525

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS
NORTH CAROLINA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of North Carolina Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of North Carolina consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

            SECURITY                 ACQUISITION DATE      ACQUISITION COST
 North Carolina Eastern                 9/11/1997           $ 6,060,000
 Municipal Power Agency, PA-171
 (Series 1996A)
 North Carolina Eastern                 10/2/1997           $ 9,165,000
 Municipal Power Agency, PT-132

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 1997, capital paid-in aggregated $172,635,784. Transactions in shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
                                                                         1997         1996
 Shares sold                                                          898,803,747   825,948,456
 Shares issued to shareholders in payment of distributions
 declared                                                               3,808,923     2,898,862
Shares redeemed                                                      (867,725,411) (788,700,740)
   Net change resulting from share transactions                        34,887,259    40,146,578


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the
Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $53,386 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $5,713 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common
Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $393,209,250 and $370,880,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 73.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.0% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (NORTH CAROLINA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of North Carolina Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North Carolina Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

 [Graphic]

NORTH CAROLINA MUNICIPAL CASH TRUST

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

NORTH CAROLINA MUNICIPAL CASH TRUST     Federated Investors Funds 5800 Corporate
Drive Pittsburgh, PA 15237-7000      DISTRIBUTOR     Federated Securities Corp.
Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
INVESTMENT ADVISER     Federated Management Federated Investors Tower 1001
Liberty Avenue Pittsburgh, PA 15222-3779      CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor

Cusip 314229782
3090803A (12/97)

[Graphic]


NORTH CAROLINA MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of North Carolina Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

North Carolina Municipal Cash Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Statement dated December 31, 1997

[Graphic]

Federated Securities Corp. Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 314229782
3090803B (12/97)


TABLE OF CONTENTS

 Investment Policies 1 Acceptable Investments 1 Participation Interests 1 Municipal Leases 1 Ratings 1 When-Issued and Delayed Delivery Transactions 1 Repurchase Agreements 2 Reverse Repurchase Agreements 2 Credit Enhancement 2 Investing in Securities of Other Investment Companies 2 North Carolina Investment Risks 2 Investment Limitations 3 Selling Short and Buying on Margin 3 Issuing Senior Securities and Borrowing Money 3 Pledging Assets 3 Lending Cash or Securities 3 Investing in Commodities 3 Investing in Real Estate 3 Underwriting 3 Concentration of Investments 3 Investing in Illiquid Securities 4 Investing for Control 4 Investing in Options 4 Regulatory Compliance 4 Federated Municipal Trust Management 5 Share Ownership 8 Trustee Compensation 9 Trustee Liability 9 Investment Advisory Services 9 Investment Adviser 9 Advisory Fees 10 Brokerage Transactions 10 Other Services 10 Fund Administration 10 Custodian and Portfolio Accountant 10 Transfer Agent 10 Independent Public Accountants 11 Shareholder Services 11 Determining Net Asset Value 11 Redemption in Kind 11 Massachusetts Partnership Law 12 The Fund's Tax Status 12 Performance Information 12 Yield 12 Effective Yield 12 Tax-Equivalent Yield 12 Tax-Equivalent Table 12 Total Return 13 Performance Comparisons 13 Economic and Market Information 14 About Federated Investors 14 Mutual Fund Market 14 Institutional Clients 14 Bank Marketing 14 Broker/Dealers and Bank Broker/Dealer Subsidiaries 15 Appendix 16


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


NORTH CAROLINA INVESTMENT RISKS

The state of North Carolina's credit strength is derived from a diversified and growing economy, relatively low unemployment rates, strong financial management, and a low debt burden. In recent years, the state's economy has become less dependent on agriculture (primarily tobacco) and manufacturing (textiles and furniture) and has experienced increased activity in financial services, research, high-tech manufacturing, and tourism. Although by national standards North Carolina is not one of the wealthier states (89% of national average), it is among the top in the Southeast region and its growth in personal income continues to outstrip national figures. The employment picture in North Carolina remains healthy with unemployment rates significantly below national averages and employment growth rates among the highest in the country.

North Carolina is a conservative debt issuer and has consistently maintained extremely low debt levels. Such conservative levels are inherent in the state's financial structure which contains constitutional debt limits. The state's administration continues to demonstrate its ability and willingness to adjust financial planning and budgeting to preserve financial balance. When finances became tight during the recession of the early 1990s, the state quickly responded to shortfalls by increasing its sales and corporate tax rates and implementing expenditure reductions. Since the recession, North Carolina has seen improving state finances and has implemented a series of tax cuts while maintaining to fund capital and budget reserve accounts. The finances of many of North Carolina's municipalities are also very strong. This strength can be partially attributed to the Local Government Commission of North Carolina which serves as a central oversight and consulting group which must approve all debt issued by state municipalities. It is interesting to note that over 25% of all Aaa-rated tax-exempt bonds issued nationwide are issued by local municipalities within the state.

The Fund's concentration in securities issued by the state and its political subdivisions provide a greater level of risk than a fund which is diversified across a number of states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except that it may acquire publicly or nonpublicly issued North Carolina municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, limitations, and its Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities, if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. govern-ment, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.



J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the
Board.     As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.     As of
November 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of North Carolina Municipal Cash Trust: H.J. Faison-B, Charlotte, North Carolina, owned approximately 12,204,200 shares (5.70%); First Union National Bank, Charlotte, North Carolina, owned approximately 40,304,845 shares (18.83%); Murphy Farms, Inc., Rose Hill, North Carolina, owned approximately 24,305,000 shares (11.35%); and Neil Realty Co., Kinston, North Carolina, owned approximately 13,238,903 shares (6.18%).

TRUSTEE COMPENSATION

                            AGGREGATE
 NAME,                    COMPENSATION
 POSITION WITH                FROM              TOTAL COMPENSATION PAID
 TRUST                       TRUST*#            FROM FUND COMPLEX+
John F. Donahue               $0           $0 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Thomas G. Bigley          $4,443           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

John T. Conroy, Jr.       $4,443           $119,615 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

William J. Copeland       $4,443           $119,615 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Glen R. Johnson               $0           $0 for the Trust and
President and Trustee                      8 other investment companies in the Fund Complex

James E. Dowd             $4,443           $119,615 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.   $4,038           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.   $4,443           $119,615 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Peter E. Madden           $4,038           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

John E. Murray, Jr.       $4,038           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Wesley W. Posvar          $4,038           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

Marjorie P. Smuts         $4,038           $108,725 for the Trust and
Trustee                                    56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J.
Christopher Donahue.     The adviser shall not be liable to the North Carolina
Municipal Cash Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the North Carolina Municipal Cash Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $707,395, $582,818, and $537,013, respectively, of which $559,422, $487,687, and $433,120, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage
commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $126,345, $125,000,
and $125,000, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.      By adopting the
Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders'
requests and inquiries concerning their accounts.     For the fiscal year ended
October 31, 1997, the Fund earned shareholder service fees in the amount of
$352,847, all of which was paid to financial institutions.      DETERMINING NET
ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     The Fund's yield for the seven-day period ended October 31, 1997, was
3.29%.      EFFECTIVE YIELD     The effective yield is calculated by compounding
the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Fund's effective yield for the seven-day period ended October 31, 1997, was 3.34%.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 47.35% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax
exempt.     The Fund's tax-equivalent yield for the seven-day period ended
October 31, 1997, was 6.25%.      TAX-EQUIVALENCY TABLE     A tax-equivalency
table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

TAXABLE YIELD EQUIVALENT FOR 1997
STATE OF NORTH CAROLINA
FEDERAL INCOME TAX BRACKET:
                15.00%       28.00%       31.00%     36.00%       39.60%
COMBINED FEDERAL AND STATE:
                22.00%       35.00%       38.75%    43.75%        47.35%
JOINT              $1-     $41,201-     $99,601-  $151,751-        OVER
RETURN         41,200       99,600      151,750    271,050     $271,050
SINGLE             $1-     $24,651-     $59,751-  $124,651-        OVER
RETURN         24,650       59,750      124,650    271,050     $271,050

Tax-Exempt
Yield                        Taxable Yield Equivalent
1.50%           1.92%         2.31%        2.45%      2.67%        2.85%
2.00%           2.56%         3.08%        3.27%      3.56%        3.80%
2.50%           3.21%         3.85%        4.08%      4.44%        4.75%
3.00%           3.85%         4.62%        4.90%      5.33%        5.70%
3.50%           4.49%         5.38%        5.71%      6.22%        6.65%
4.00%           5.13%         6.15%        6.53%      7.11%        7.60%
4.50%           5.77%         6.92%        7.35%      8.00%        8.55%
5.00%           6.41%         7.69%        8.16%      8.89%        9.50%
5.50%           7.05%         8.46%        8.98%      9.78%       10.45%
6.00%           7.69%         9.23%        9.80%     10.67%       11.40%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     The Fund's average
annual total returns for the one-year period ended October 31, 1997 and for the period from December 31, 1993 (date of initial public investment) through
October 31, 1997 were 3.24% and 3.14%, respectively.      PERFORMANCE
COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* Lipper Analytical Services, Inc., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
* IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
* Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield. Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated
Investors' international and global portfolios.      MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.     BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice
President, Bank Marketing & Sales.      BROKER/DEALERS AND BANK BROKER/DEALER
SUBSIDIARIES     Federated funds are available to consumers through major
brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by
James F. Getz, President, Federated Securities Corp.      * Source: Investment
Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

MARYLAND MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

PROSPECTUS

The shares of Maryland Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Maryland municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Maryland, or its political subdivisions and financing authorities, but which provide income exempt from federal regular income tax and the personal income taxes imposed by the State of Maryland and Maryland municipalities consistent with stability of principal and liquidity.
     THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights 2 General Information 3
 Investment Information 3 Investment Objective 3 Investment Policies 3 Maryland
 Municipal Securities 5 Investment Risks 5 Investment Limitations 5 Fund
 Information 6 Management of the Fund 6 Distribution of Shares 6 Administration
 of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares
 Through a Financial Institution 7 Purchasing Shares by Wire 7 Purchasing Shares
 by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares
 Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming
 Shares by Mail 8 Special Redemption Features 9 Account and Share Information 9
 Dividends 9 Capital Gains 9 Confirmations and Account Statements 9 Accounts
 with Low Balances 9 Voting Rights 9 Tax Information 9 Federal Income Tax 9
 State and Local Taxes 10 Performance Information 10 Financial Statements 11
 Report of Independent Public Accountants 20

SUMMARY OF FUND EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price                                                     None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None
Exchange Fee                                                                     None

ANNUAL FUND OPERATING EXPENSES

(As a percentage of average net assets)
Management Fee (after waiver)(1)                                                 0.00%
12b-1 Fee                                                                        None
Total Other Expenses (after waiver)(2)                                           0.69%
   Shareholder Services Fee (after waiver)(2)                         0.24%
Total Operating Expenses(3)                                                      0.69%


(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.32% absent the voluntary waiver of the management fee and the voluntary waiver of a portion of the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 7
 3 Years                                                                                        $22
 5 Years                                                                                        $38
 10 Years                                                                                       $86

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 20.

                                                YEAR ENDED OCTOBER 31,
                                             1997     1996     1995   1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 1.00  $ 1.00  $ 1.00   $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.03    0.03    0.03     0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income   (0.03)  (0.03)  (0.03)   (0.01)
 NET ASSET VALUE, END OF PERIOD              $ 1.00  $ 1.00  $ 1.00   $ 1.00
 TOTAL RETURN(B)                               3.10%   3.11%   3.36%    1.30%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                    0.69%   0.65%   0.65%    0.46%*
   Net investment income                       3.05%   3.09%   3.30%    2.68%*
   Expense waiver/reimbursement (c)            0.63%   0.65%   0.50%    0.53%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)  $45,575 $54,286 $51,400  $56,275

* Computed on an annualized basis.

(a) Reflects operations for the period from May 9, 1994 (date of initial public investment) to October 31, 1994. For the period from April 25, 1994 (start of business) to May 9, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The Fund is designed for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Maryland municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Maryland taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.
     The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Maryland and Maryland municipalities consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Maryland state and local income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Maryland and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Maryland state and local income tax,("Maryland Municipal Securities"). Examples of Maryland Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Maryland Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Maryland Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies
may be subject to such duplicate expenses.      TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Maryland Municipal Securities is subject to the federal alternative minimum tax.

MARYLAND MUNICIPAL SECURITIES

Maryland Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Maryland Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Maryland Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Maryland Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Maryland Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Maryland Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Maryland Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Maryland Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Maryland Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Maryland Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot
be changed without shareholder approval.      FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and
through 4,500 financial institutions nationwide.      Both the Trust and the
adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.
     SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition to payments
made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM             AVERAGE AGGREGATE
   FEE                DAILY NET ASSETS
 0.150%          on the first $250 million
 0.125%           on the next $250 million
 0.100%           on the next $250 million
 0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.
The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day, and Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Maryland Municipal Cash Trust; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone
number listed on your account statement.      PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Maryland Municipal Cash Trust. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and
shares begin earning dividends the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The
Fund does not accept signatures guaranteed by a notary public.      SPECIAL
REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio, only shareholders of that portfolio are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees
under certain circumstances.      Trustees may be removed by the Trustees or by
shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Maryland. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MARYLAND TAXES

Under existing Maryland laws, distributions made by the Fund will not be subject to Maryland state or local income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest on tax-exempt obligations of Maryland or its political subdivisions or authorities; (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States; or (iii) gain realized by the Fund from the sale or exchange of bonds issued by Maryland, a political subdivision of Maryland, or the United States government (excluding obligations issued by the District of Columbia, a territory or possession of the United States, or a department, agency, instrumentality, or political subdivision of the District, territory or possession). Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to
Maryland income taxes.      PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS
MARYLAND MUNICIPAL CASH TRUST

OCTOBER 31, 1997

PRINCIPAL
  AMOUNT                                                           VALUE
 (A)SHORT-TERM MUNICIPALS--99.2%
 MARYLAND--92.9%
 $1,000,000 Anne Arundel County, MD, EDRB (Series 1988), 3.75%   $1,000,000
            CP (Baltimore Gas & Electric Co.), Mandatory Tender
            12/15/1997
  1,000,000 Anne Arundel County, MD, EDRB (Series 1988), 3.85%    1,000,000
            CP (Baltimore Gas & Electric Co.), Mandatory Tender
            12/15/1997
  3,630,000 Anne Arundel County, MD, Economic Development         3,630,000
            Revenue Bonds (Series 1996) Weekly VRDNs (Atlas
            Container Corp. Project)/(Mellon Bank NA,
            Pittsburgh LOC)
  2,275,000 Baltimore County, MD IDA, (Series 1994A) Weekly       2,275,000
            VRDNs (Pitts Realty Limited Partnership)/ (PNC
            Bank, NA, Delaware LOC)
  1,700,000 Baltimore County, MD Port Facility 3.60%              1,700,000
            (Occidental Petroleum Corp.)/(Morgan Guaranty Trust
            Co., New York LOC) 11/15/1997
  1,200,000 Baltimore County, MD, Revenue Bonds (1994 Issue)      1,200,000
            Weekly VRDNs (Direct Marketing Associates, Inc.
            Facility)/(First National Bank of Maryland,
            Baltimore LOC)
    500,000 Baltimore, MD PCR Weekly VRDNs (SCM Plants,             500,000
            Inc.)/(Barclays Bank PLC, London LOC)
  1,300,000 Carroll County, MD, Variable Rate Economic            1,300,000
            Development Refunding Revenue Bonds (Series 1995B)
            Weekly VRDNs (Evapco, Inc. Project)/(Nationsbank of
            Maryland, N.A. LOC)
    910,000 Elkton, MD, Revenue Refunding Bonds (Series 1992)       910,000
            Weekly VRDNs (Highway Service Ventures, Inc.
            Facility)/(First Union National Bank, Charlotte,
            N.C. LOC)
  1,000,000 Harford County, MD, EDRB (Series 1996) Weekly VRDNs   1,000,000
            (Citrus and Allied Essences Ltd.)/ (First National
            Bank of Maryland, Baltimore LOC)
  3,141,000 Hartford County, MD, (Series 1989) Weekly VRDNs       3,141,000
            (Hartford Commons Associates Facility)/
            (Nationsbank, N.A., Charlotte LOC)
  1,300,000 Howard County, MD, Consolidated Improvement Bonds     1,302,250
            (Series 1997), 4.25% Bonds, 2/15/1998
  1,000,000 Maryland EDC, Pooled Financing Revenue Bonds,         1,000,000
            (Series 1995) Weekly VRDNs (Maryland Municipal Bond
            Fund)/(Nationsbank, N.A., Charlotte LOC)
    800,000 Maryland Health & Higher Educational Facilities         800,000
            Authority, ACES Revenue Bonds (Series 1994) Weekly
            VRDNs (Daughters of Charity)
  1,000,000 Maryland Health & Higher Educational Facilities       1,000,000
            Authority, Pooled Loan Program Revenue Notes, 3.70%
            CP (John Hopkins University)/(Sanwa Bank Ltd, Osaka
            LIQ), Mandatory Tender 12/1/1997
  1,000,000 Maryland Health & Higher Educational Facilities       1,000,000
            Authority, Pooled Loan Program Revenue Notes, 3.75%
            CP (John Hopkins University)/(Sanwa Bank Ltd, Osaka
            LIQ), Mandatory Tender 12/9/1997
  1,000,000 (b)Maryland State Community Development               1,000,000
            Administration, (PA-170) Weekly VRDNs (Merrill
            Lynch Capital Services, Inc. LIQ)
    850,000 Maryland State Community Development                    850,000
            Administration, (Series 1990A) Weekly VRDNs
            (College Estates)/(First National Bank of Maryland,
            Baltimore LOC)

MARYLAND MUNICIPAL CASH TRUST

 PRINCIPAL
  AMOUNT                                                           VALUE
 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MARYLAND--CONTINUED
 $2,000,000 Maryland State Energy Financing Administration,     $ 2,000,000
            Annual Tender Solid Waste Disposal Revenue
            Refunding Bonds, 4.10% TOBs (Nevamar
            Corp.)/(International Paper Co. GTD), Optional
            Tender 9/1/1998
  3,000,000 Maryland State Energy Financing Administration,       3,000,000
            IDRB (Series 1988) Weekly VRDNs (Morningstar
            Foods, Inc.)/(Nationsbank of Texas, N.A. LOC)
  2,000,000 Maryland State Energy Financing Administration,       2,000,000
            Limited Obligation Variable Rate Demand Revenue
            Bonds (Series 1996) Weekly VRDNs (Keywell
            L.L.C.)/(Bank of America Illinois LOC)
  1,500,000 Maryland State IDFA, (Series 1996) Weekly VRDNs       1,500,000
            (Chesapeake Biological Labs, Inc.)/ (First Union
            National Bank, Charlotte, N.C. LOC)
  3,300,000 Maryland State IDFA, Economic Development Revenue     3,300,000
            Refunding Bonds (Series 1994) Weekly VRDNs
            (Johnson Controls, Inc.)
  2,300,000 Montgomery County, MD, EDR Weekly VRDNs (U.S.         2,300,000
            Pharmacopeial Convention Facility)/ (Chase
            Manhattan Bank N.A., New York LOC)
  1,100,000 Prince George's County, MD, IDRB (Series 1993),       1,100,000
            4.05% TOBs (International Paper Co.)/
            (International Paper Co. GTD), Optional Tender
            7/15/1998
  1,000,000 Washington Suburban Sanitation District, MD, Sewer    1,018,431
            Disposal (1st Series), 6.70% Bonds, 7/1/1998
  1,500,000 Wicomico County, MD, EDRB (Series 1994) Weekly        1,500,000
            VRDNs (Field Container Co. L.P.)/ (Northern Trust
            Co., Chicago, IL LOC)
              TOTAL                                              42,326,681
 PUERTO RICO--6.3%
  1,500,000 Puerto Rico Government Development Bank, 3.70% CP,    1,500,000
            Mandatory Tender 12/11/1997
  1,400,000 Puerto Rico Industrial, Medical & Environmental       1,400,000
            PCA, (Series 1983A), 3.80% TOBs (Reynolds Metals
            Co.)/(ABN AMRO Bank N.V., Amsterdam LOC), Optional
            Tender 9/1/1998
              TOTAL                                               2,900,000
              TOTAL INVESTMENTS (AMORTIZED COST)(C)             $45,226,681


Securities that are subject to Alternative Minimum Tax represent 56.2% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based On Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   93.15%         6.85%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $1,000,000 which represents 2.2% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($45,574,763) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ACES --Adjustable Convertible Extendable Securities CP --Commercial Paper EDC --Economic Development Commission EDR --Economic Development Revenue EDRB --Economic Development Revenue Bonds GTD --Guaranty IDA --Industrial Development Authority IDRB --Industrial Development Revenue Bond IDFA --Industrial Development Finance Authority LIQ --Liquidity Agreement LOC --Letter of Credit PCA --Pollution Control Authority PCR --Pollution Control Revenue PLC --Public Limited Company TOBs --Tender Option Bonds VRDNs --Variable Rate Demand Notes
     (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
MARYLAND MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Investments in securities, at amortized cost and value                         $ 45,226,681
 Cash                                                                                111,476
 Income receivable                                                                   240,035
 Receivable for shares sold                                                              870
 Deferred organizational costs                                                        20,414
 Deferred expenses                                                                    12,454
   Total assets                                                                   45,611,930
 LIABILITIES:
 Payable for shares redeemed                                        $  1,230
 Income distribution payable                                          22,080
 Accrued expenses                                                     13,857
   Total liabilities                                                                  37,167
 Net Assets for 45,574,763 shares outstanding                                   $ 45,574,763
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $45,574,763 / 45,574,763 shares outstanding                                           $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

MARYLAND MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                        $ 1,712,349
 EXPENSES:
 Investment advisory fee                                              $  229,262
 Administrative personnel and services fee                               125,000
 Custodian fees                                                            5,121
 Transfer and dividend disbursing agent fees and expenses                 25,193
 Directors'/Trustees' fees                                                   161
 Auditing fees                                                            12,544
 Legal fees                                                                6,986
 Portfolio accounting fees                                                41,882
 Shareholder services fee                                                114,631
 Share registration costs                                                 18,659
 Printing and postage                                                      9,209
 Insurance premiums                                                        2,531
 Taxes                                                                        83
 Miscellaneous                                                            15,169
   Total expenses                                                        606,431
 Waivers and reimbursements--
   Waiver of investment advisory fee                      $ (229,262)
   Waiver of shareholder services fee                         (4,585)
   Reimbursement of other operating expenses                 (56,543)
     Total waivers and reimbursements                                   (290,390)
       Net expenses                                                                  316,041
         Net investment income                                                   $ 1,396,308

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
MARYLAND MUNICIPAL CASH TRUST


                                                                         YEAR ENDED OCTOBER 31,
                                                                          1997           1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                               $   1,396,308   $    1,465,068
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                               (1,396,308)      (1,465,068)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                           143,776,753     135,836,347
 Net asset value of shares issued to shareholders in payment of           1,155,608       1,324,055
 distributions declared
 Cost of shares redeemed                                              (153,643,401)    (134,274,793)
   Change in net assets resulting from share transactions               (8,711,040)       2,885,609
     Change in net assets                                               (8,711,040)       2,885,609
 NET ASSETS:
 Beginning of period                                                     54,285,803      51,400,194
 End of period                                                       $   45,574,763  $   54,285,803

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Maryland Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Maryland and Maryland municipalities consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on the restricted security held at October 31, 1997 is as follows:

                 SECURITY               ACQUISITION DATE     ACQUISITION COST
 Maryland State Community Development
 Administration (PA-170)                    8/29/1997           $1,000,000

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 1997, capital paid-in aggregated $45,574,763. Transactions in shares were as follows:

                             YEAR ENDED OCTOBER 31,
                                  1997 1996(a)
 Shares sold                                                      143,776,753       135,836,347
 Shares issued to shareholders in payment of distributions          1,155,608         1,324,055
 declared
 Shares redeemed                                                 (153,643,401)     (134,274,793)
   Net change resulting from share transactions                    (8,711,040)        2,885,609

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $45,952 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $3,466 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $88,395,000 and $88,715,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 71.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 19.0% of total investments.      REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (MARYLAND MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Maryland Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maryland Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

December 2, 1997


MARYLAND MUNICIPAL CASH TRUST     Federated Investors Funds 5800 Corporate Drive
Pittsburgh, PA 15237-7000      DISTRIBUTOR     Federated Securities Corp.
Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
INVESTMENT ADVISER     Federated Management Federated Investors Tower 1001
Liberty Avenue Pittsburgh, PA 15222-3779      CUSTODIAN

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

[Graphic]

MARYLAND MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Prospectus

December 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

Federated Securities Corp., Distributor


Cusip 314229774
G00105-01-A (12/97)

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MARYLAND MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Maryland Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

MARYLAND MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997

Cusip 314229774
G00105-02-B (12/97)


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Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

TABLE OF CONTENTS

 Investment Policies                                                      1
 Acceptable Investments                                                   1
 Participation Interests                                                  1
 Municipal Leases                                                         1
 Ratings                                                                  1
 When-Issued and Delayed Delivery Transactions                            1
 Repurchase Agreements                                                    2
 Reverse Repurchase Agreements                                            2
 Credit Enhancement                                                       2
 Investing in Securities of Other Investment Companies                    2
 Maryland Investment Risks                                                2
 Investment Limitations                                                   3
 Selling Short and Buying on Margin                                       3
 Issuing Senior Securities and Borrowing Money                            3
 Pledging Assets                                                          3
 Lending Cash or Securities                                               3
 Investing in Commodities                                                 3
 Investing in Real Estate                                                 3
 Underwriting                                                             3
 Concentration of Investments                                             3
 Investing in Illiquid Securities                                         4
 Investing for Control                                                    4
 Investing in Options                                                     4
 Regulatory Compliance                                                    4
 Federated Municipal Trust Management                                     5
 Share Ownership                                                          8
 Trustee Compensation                                                     9
 Trustee Liability                                                        9
 Investment Advisory Services                                             9
 Investment Adviser                                                       9
 Advisory Fees                                                           10
 Brokerage Transactions                                                  10
 Other Services                                                          10
 Fund Administration                                                     10
 Custodian and Portfolio Accountant                                      10
 Transfer Agent                                                          10
 Independent Public Accountants                                          11
 Shareholder Services                                                    11
 Determining Net Asset Value                                             11
 Redemption in Kind                                                      11
 Massachusetts Partnership Law                                           12
 The Fund's Tax Status                                                   12
 Performance Information                                                 12
 Yield                                                                   12
 Effective Yield                                                         12
 Tax-Equivalent Yield                                                    12
 Tax-Equivalency Table                                                   13
 Total Return                                                            13
 Performance Comparisons                                                 13
 Economic and Market Information                                         14
 About Federated Investors                                               14
 Mutual Fund Market                                                      14
 Institutional Clients                                                   15
 Bank Marketing                                                          15
 Broker/Dealers and Bank Broker/ Dealer Subsidiaries                     15
 Appendix                                                                16


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

MARYLAND INVESTMENT RISKS

The Fund invests in obligations of Maryland issuers which results in the Fund's performance being subject to risks associated with the overall conditions present within Maryland (the "State"). The following information is a brief summary of the recent prevailing economic conditions and a general summary of the State's financial status. This information is based on official statements related to securities that have been offered by Maryland issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

Maryland's economy differs from that of the nation, with a heavier dependence on government, services (particularly business, engineering, and management services) and trade than the typical state, and less reliance on manufacturing. The State's economic structure reflects its proximity to Washington, DC with one-tenth of civilian wages paid in the State coming from federal agencies located in Maryland and 10% of Maryland's personal income originating from jobs in the District of Columbia. Although this structure adds a degree of concentration risk, the wages earned by Maryland's federal workers also contributes to the State's above average income and below average unemployment. Although the Maryland economy is rebounding from the recession in the early 1990s, the pace of job growth has trailed that of the nation. This dampened growth is largely attributable to cutbacks in federal spending, particularly in
defense related programs.     State finances are well-managed with strong
administrative control exercised by the State Board of Public Works, which is comprised of the governor, treasurer, and controller. The revenue stream is well diversified, relying heavily on sales, income, and a variety of other taxes (including a state property tax). The finances of the State have largely improved since the early 1990s. The State went from a significant deficit position in 1992 to operating surpluses in recent years. Although Maryland remains one of the nation's more indebted states, it has kept borrowing within constraints recommended by the State's Debt Affordability Committee. About 60% of the State's debt service is supported by a dedicated state property tax.
The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued Maryland municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations, and its Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities, if as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days notice.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh

Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the
Board.     As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.
SHARE OWNERSHIP     Officers and Trustees as a group own less than 1% of the
Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Maryland Municipal Cash Trust: David Ritz, Potomac, Maryland, owned approximately 5,353,349 shares (11.22%); United Communications Group, Rockville, Maryland, owned approximately 4,713,107 shares
(9.88%).      TRUSTEE COMPENSATION
                     AGGREGATE
     NAME,          COMPENSATION
 POSITION WITH          FROM               TOTAL COMPENSATION PAID
     TRUST             TRUST*#             FROM FUND COMPLEX+
John F. Donahue         $0        $0 for the Trust and
Chairman and Trustee              56 other investment companies in the Fund Complex

Thomas G. Bigley        $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

John T. Conroy, Jr.     $4,443    $119,615 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

William J. Copeland     $4,443    $119,615 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Glen R. Johnson         $0        $0 for the Trust and
President and Trustee             8 other investment companies in the Fund Complex

James E. Dowd           $4,443    $119,615 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D. $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr. $4,443    $119,615 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Peter E. Madden         $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

John E. Murray, Jr.     $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Wesley W. Posvar        $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

Marjorie P. Smuts       $4,038    $108,725 for the Trust and
Trustee                           56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J.
Christopher Donahue.     The adviser shall not be liable to the Trust, the
Fund,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract
with the Trust.      ADVISORY FEES     For its advisory services, Federated
Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $229,262, $237,399, and $296,327, respectively, of which
$229,262, $237,399, and $295,202, respectively, were waived.      BROKERAGE
TRANSACTIONS     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage
commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $125,000, $125,000,
and $125,000, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing
dividend options, account designations, and addresses.      By adopting the
Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders'
requests and inquiries concerning their accounts.     For the fiscal year ended
October 31, 1997, the Fund earned shareholder service fees in the amount of
$114,631, of which $110,046 was paid to financial institutions.      DETERMINING
NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of
determining net asset value.      REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year. PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     The Fund's yield for the seven-day period ended October 31, 1997, was
3.18%.      EFFECTIVE YIELD     The effective yield is calculated by compounding
the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Fund's effective yield for the seven-day period ended October 31, 1997, was
3.23%.      TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 47.10% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax
exempt.     The Fund's tax-equivalent yield for the seven-day period ended
October 31, 1997, was 6.01%.      TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads
between tax-free and taxable yields.
 TAXABLE YIELD EQUIVALENT FOR 1997
         STATE OF MARYLAND
     INCLUDING LOCAL INCOME TAX
COMBINED FEDERAL, STATE, AND COUNTY INCOME TAX BRACKET:
         22.50%  35.50%     38.50%     43.50%    47.10%
JOINT     $1-   $41,201-   $99,601-  $151,751-    OVER
RETURN: 41,200   99,600    151,750   271,050     $271,050
SINGLE    $1-   $24,651-   $59,751-  $124,651-    OVER
RETURN: 24,650   59,750    124,650   271,050     $271,050
TAX-EXEMPT
YIELD              TAXABLE YIELD EQUIVALENT

2.00%   2.58%   3.10%      3.25%      3.54%      3.78%
2.50%   3.23%   3.88%      4.07%      4.42%      4.73%
3.00%   3.87%   4.65%      4.88%      5.31%      5.67%
3.50%   4.52%   5.43%      5.69%      6.19%      6.62%
4.00%   5.16%   6.20%      6.50%      7.08%      7.56%
4.50%   5.81%   6.98%      7.32%      7.96%      8.51%
5.00%   6.45%   7.75%      8.13%      8.85%      9.45%
5.50%   7.10%   8.53%      8.94%      9.73%     10.40%
6.00%   7.74%   9.30%      9.76%     10.62%     11.34%
6.50%   8.39%  10.08%     10.57%     11.50%     12.29%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The local income tax rate is assumed to be 50% of the state rate for all counties excluding Allegany, Baltimore, Montgomery, Prince George's Queen Anne's, St. Mary's, Somerset, Talbot, Wicomico, and Worchester.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     The Fund's average
annual total returns for the one-year period ended October 31, 1997, and for the period from May 9, 1994 (date of initial public investment), through October 31,
1997, were 3.10% and 3.13%, respectively.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated
Investors' international and global portfolios.      MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.     BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BOND (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

CALIFORNIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of California Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term California municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of California, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of California consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Shares          2
 General Information                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3
 California Municipal Securities                     5
 Investment Risks                                    5
 Investment Limitations                              5
 Fund Information                                    6
 Management of the Fund                              6
 Distribution of Institutional Shares                6
 Administration of the Fund                          7
 Net Asset Value                                     7
 How to Purchase Shares                              7
 Purchasing Shares by Wire                           7
 Purchasing Shares by Check                          7
 How to Redeem Shares                                8
 Redeeming Shares by Telephone                       8
 Redeeming Shares by Mail                            8
 Account and Share Information                       8
 Dividends                                           8
 Capital Gains                                       8
 Confirmations and Account Statements                8
 Accounts with Low Balances                          9
 Voting Rights                                       9
 Tax Information                                     9
 Federal Income Tax                                  9
 State and Local Taxes                               9
 Other Classes of Shares                            10
 Performance Information                            10
 Financial Highlights--Institutional Service Shares 11
 Financial Statements                               12
 Report of Independent Public Accountants           22

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SHARES
SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
percentage of offering price                                                     None
Contingent Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, as applicable)                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None
Exchange Fee                                                                     None

ANNUAL OPERATING EXPENSES
(As a percentage of projected average net assets)
Management Fee (after waiver)(1)                                                 0.01%
12b-1 Fee                                                                        None
Total Other Expenses                                                             0.25%
   Shareholder Services Fee (after waiver)(2)                         0.00%
Total Operating Expenses(3)                                                      0.26%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1998. The total operating expenses were 0.21% for the fiscal year ended October 31, 1997, and would have been 0.95% absent the voluntary waivers of a portion of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 3
 3 Years                                                                                        $ 8
 5 Years                                                                                        $15
 10 Years                                                                                       $33

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                                                         YEAR ENDED      PERIOD ENDED
                                                         OCTOBER 31,     OCTOBER 31,
                                                            1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.00          $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                    0.03            0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                (0.03)           (0.02)
 NET ASSET VALUE, END OF PERIOD                           $ 1.00          $ 1.00
 TOTAL RETURN(B)                                            3.44%            2.24%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                 0.21%            0.20%*
   Net investment income                                    3.45%            3.33%*
   Expense waiver/reimbursement(c)                          0.74%            0.90%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)               $41,956         $20,089

* Computed on an annualized basis.

(a) Reflects operations for the period from March 4, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for banks and other institutions that hold assets for individuals, trusts, estates, or partnerships as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term California municipal securities. The Fund may not be a suitable investment for retirement plans or for non-California taxpayers because it invests in municipal securities of that state. A minimum
initial investment of $25,000 over a 90-day period is required.      The Fund
attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the state of California consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of California municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and California state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of California and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and California state income tax imposed upon non- corporate taxpayers ("California Municipal Securities"). Examples of California Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in California Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying California Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies
may be subject to such duplicate expenses.      TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain California Municipal Securities is subject to the federal alternative minimum tax.

CALIFORNIA MUNICIPAL SECURITIES

California Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

California Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of California Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on California Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of California Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of California Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in California Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these California Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of California Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Fund's concentration in California Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and
through 4,500 financial institutions nationwide.      Both the Trust and the
adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.
     SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition to payments
made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per
share.     The net asset value is determined at 9:00 a.m. Pacific time (12:00 noon Eastern time), 10:00 a.m. Pacific time (1:00 p.m. Eastern time), and as of the close of trading (normally 1:00 p.m. Pacific time or 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 10:00 a.m. Pacific time (1:00 p.m. Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 12:00 noon Pacific time (3:00 p.m. Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: California Municipal Cash Trust -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone
number listed on your account statement.      PURCHASING SHARES BY CHECK
Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: California Municipal Cash Trust -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the
check is received), and shares begin earning dividends the next day.      HOW TO
REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 9:00 a.m. Pacific time (12:00 noon Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 12:00 noon Pacific time (3:00 p.m. Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Repub & Co., Los Angeles, California, owned 32.71% of the voting securities of the Institutional Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the
outcome of certain matters presented for a vote of shareholders.      TAX
INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than California. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

CALIFORNIA TAXES

Under existing California laws, distributions made by the Fund will not be subject to California individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the California Revenue and Taxation Code, and provided further that at the close of each quarter, at least 50 percent of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California taxation under either the Constitution or laws of California or the Constitution or laws of the United States. The Fund will furnish its shareholders with a written note designating exempt- interest dividends within 60 days after the close of its taxable year. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to California individual income taxes.

Dividends of the Fund are not exempt from the California taxes payable by corporations.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold at net asset value primarily to banks and other institutions and are subject to a minimum initial investment of $25,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                                             PERIOD
                           YEAR ENDED         ENDED                           YEAR ENDED
                           OCTOBER 31,     OCTOBER 31,                     SEPTEMBER 30,
                    1997     1996     1995    1994(A)  1994    1993     1992   1991    1990  1989(B)
 NET ASSET VALUE,   $ 1.00   $ 1.00    $ 1.00  $ 1.00 $ 1.00   $ 1.00  $ 1.00  $ 1.00 $ 1.00  $ 1.00
 BEGINNING OF
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
   income             0.03     0.03      0.03   0.002   0.02     0.02    0.03    0.04   0.05    0.03
Net realized
 loss on
 investment              --       --    (0.01)      --     --       --      --      --     --     --
Total from            0.03     0.03      0.02   0.002   0.02     0.02    0.03    0.04   0.05    0.03
 investment
 operations
   Capital
   Contributions        --       --      0.01      --     --       --      --      --     --     --
 LESS
 DISTRIBUTIONS
   Distributions
   from net
   investment
   income            (0.03)   (0.03)    (0.03) (0.002) (0.02)   (0.02)  (0.03)  (0.04) (0.05)   (0.03)
NET ASSET VALUE,
 END OF PERIOD      $ 1.00   $ 1.00    $ 1.00  $ 1.00 $ 1.00   $ 1.00  $ 1.00  $ 1.00 $ 1.00   $ 1.00
TOTAL RETURN(C)       3.19%    3.22%     3.37%   0.23%  2.07%    2.03%   2.83%   4.30%  5.38%    2.95%
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses          0.46%    0.49%     0.59%  0.59%*  0.58%    0.54%   0.45%   0.35%  0.38%    0.40%*
   Net investment
   income            3.13%    3.17%     3.33%  2.71%*  2.03%    2.00%   2.76%   4.19%  5.27%    5.86%*
Expense waiver/
 reimbursement(d)    0.49%    0.62%     0.50%  0.44%*  0.40%    0.35%   0.58%   0.75%  0.86%    0.89%*
SUPPLEMENTAL DATA
   Net assets, end
   of period (000
   omitted)      $234,764 $132,159   $96,534 $81,563 $74,707$104,322 $59,709 $56,754 $50,391 $36,628

* Computed on an annualized basis.

(a) For the one month ended October 31, 1994. The Fund changed its fiscal year-end from September 30, to October 31, beginning September 30, 1994.

(b) Reflects operations for the period from March 15, 1989 (date of initial public investment) to September 30, 1989.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.5%
 CALIFORNIA--86.9%
 $          2,500,000 California Educational Facilities Authority, (Series 1997B),   $    2,505,544
                      4.125% TOBs (University of Southern California), Mandatory
                      Tender 10/1/1998
           12,595,000 (b)California Educational Facilities Authority, PA-160 Weekly      12,595,000
                      VRDNs (Stanford University)/ (Merrill Lynch Capital Services,
                      Inc. LIQ)
            1,100,000 California Health Facilities Financing Authority Weekly VRDNs       1,100,000
                      (FGIC INS)/(Morgan Guaranty Trust Co., New York LIQ)
            3,200,000 California PCFA, (Series 1984A) Weekly VRDNs (Homestate             3,200,000
                      Mining Co.)/(Bank of Nova Scotia, Toronto LOC)
            4,500,000 California School Cash Reserve Program Authority, (Series
                      B), 4,505,140 4.50% TRANs (MBIA INS), 12/19/1997
            4,850,000 California State Public Works Board, (1997 Series A), 5.00%         4,871,407
                      Bonds (California Community Colleges), 4/1/1998
            4,960,000 (b)California State, CDC Municipal Products, Inc. (Series
                      4,960,000 1996L) Weekly VRDNs (FGIC INS)/ (CDC Municipal
                      Products, Inc.
                      LIQ)
            6,000,000 California State, GO Tax Exempt Notes, 3.80% CP (Bayerische         6,000,000
                      Landesbank Girozentrale, Credit Suisse First Boston,
                      Landesbank Hessen-Thueringen, Frankfurt, Morgan Guaranty
                      Trust Co., New York and Westdeutsche Landesbank Girozentrale
                      LIQs), Mandatory Tender 12/15/1997
            4,700,000 California State, GO Tax Exempt Notes, 3.80% CP (Bayerische         4,700,000
                      Landesbank Girozentrale, Credit Suisse First Boston,
                      Landesbank Hessen-Thueringen, Frankfurt, Morgan Guaranty
                      Trust Co., New York and Westdeutsche Landesbank Girozentrale
                      LIQs), Mandatory Tender 12/22/1997
           10,500,000 California Statewide Communities Development Authority Weekly      10,500,000
                      VRDNs (Memorial Health Services)/(ABN AMRO Bank N.V.,
                      Amsterdam LIQ)
            3,400,000 California Statewide Communities Development Authority,             3,400,000
                      (Series A) Weekly VRDNs (Barton Memorial Hospital)/(Banque
                      Nationale de Paris LOC)
            5,800,000 Central Unified School District, CA, Certificates of                5,800,000
                      Participation (1995 Financing Project) Weekly VRDNs (Union
                      Bank of California LOC)
            4,000,000 Central Valley Schools, CA Financing Authority, 4.50% TRANs,        4,018,907
                      8/27/1998
            4,000,000 (b)Clipper CA Tax-Exempt Trust, (1996 Issue A) Weekly VRDNs         4,000,000
                      (California Rural Home Mortgage Finance Authority)/(MBIA
                      INS)/(State Street Bank and Trust Co. LIQ)
            5,200,000 Contra Costa, CA Water District, (Series A), 3.60% CP               5,200,000
                      (Westdeutsche Landesbank Girozentrale LIQ), Mandatory Tender
                      11/20/1997
            2,000,000 El Cerrito, CA, 4.25% TRANs, 6/30/1998                              2,004,384
            7,100,000 Glendale, CA, (Series 1984A), 3.55% (Reliance Development           7,100,000
                      Company, Inc.)/(Barclays Bank PLC, London LOC), 11/14/1997
            4,000,000 Huntington Beach, CA, Multifamily Housing Revenue Refunding         4,000,000
                      Bonds (1996 Series A) Weekly VRDNs (Huntington Breakers
                      Apartments)/(Sumitomo Bank Ltd., Osaka LOC)

CALIFORNIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CALIFORNIA--CONTINUED
 $          5,000,000 Long Beach, CA Housing Authority, (1995 Series A) Weekly       $    5,000,000
                      VRDNs (Channel Point Apartments)/ (Union Bank of California
                      LOC)
            1,600,000 Loomis, CA Union Elementary School District, 4.45% TRANs,           1,607,251
                      9/10/1998
            6,550,000 Los Angeles County, CA, 4.50% TRANs, 6/30/1998 6,575,910
           10,000,000 Los Angeles, CA Department of Water & Power, Electric
           Plant 10,000,000
                      Short-Term Revenue Certificates, 3.60% CP (Bank of Nova
                      Scotia, Toronto and Toronto-Dominion Bank LOCs), Mandatory
                      Tender 12/10/1997
            7,875,000 Los Angeles, CA Wastewater System, 3.80% CP (Morgan Guaranty        7,875,000
                      Trust Co., New York and Union Bank of Switzerland, Zurich
                      LOCs), Mandatory Tender 1/14/1998
            5,060,000 Metropolitan Water District, Southern California Waterworks,        5,095,766
                      5.00% Bonds, 7/1/1998
            2,000,000 Monterey Peninsula, CA Water Management District Weekly VRDNs       2,000,000
                      (Wastewater Reclaimation)/(Sumitomo Bank Ltd., Osaka LOC)
            5,000,000 Oakland, CA Unified School District, 4.25% TRANs, 10/28/1998        5,019,042
            6,000,000 Oceanside, CA Community Development Commission, (Series 1985)       6,000,000
                      Weekly VRDNs (Shadow Way Apartments)/(Bank One, Arizona N.A.
                      LOC)
            8,000,000 Orange County, CA Housing Authority, Variable Rate Demand           8,000,000
                      Apartment Development Revenue Bonds, (Series BB of 1985)
                      Weekly VRDNs (Costa Mesa Partners)/(Chase Manhattan Bank
                      N.A., New York LOC)
            5,200,000 Orange County, CA IDA, (Series 1985B - Niguel Summit II)            5,200,000
                      Weekly VRDNs (Hon Development Corp.)/(Bank of America NT and
                      SA, San Francisco LOC)
            5,800,000 Orange County, CA IDA, (Series 1991A) Weekly VRDNs (The             5,800,000
                      Lakes)/(Citibank NA, New York LOC)
            3,000,000 Orange County, CA Local Transportation Authority, (Series           3,009,532
                      1992), 4.90% Bonds (FGIC INS), 2/15/1998
            2,600,000 (b)Orange County, CA Local Transportation Authority, Trust          2,600,000
                      Receipts (Series FR 1997-8) Weekly VRDNs (FGIC INS)/(Bank of
                      New York, New York LIQ)
           10,330,000 (b)Oxnard Harbor District, CA, (Series 1995 II), PT-105            10,330,000
                      Weekly VRDNs (Asset Guaranty INS)/ (Credit Suisse First
                      Boston, Inc. LIQ)
           13,250,000 (b)Pitney Bowes Credit Corp. Leasetops Trust, Leasetops            13,250,000
                      Certificates (Series 1996A) Weekly VRDNs (San Diego County,
                      CA, Regional Communications System)/(Pitney Bowes Credit
                      Corp. LIQ)/(Bayerische Landesbank Girozentrale LOC)
            1,570,000 Placer County, CA Office of Education, 4.45% TRANs,
            9/10/1998 1,577,115 1,025,000 Placer Hills, CA Union Elementary
            School District, 4.45% 1,029,645
                      TRANs, 9/10/1998
            4,000,000 Regents of University of California, (Series A), 3.70% CP           4,000,000
                      (Bank of America NT and SA, San Francisco, Bank of Montreal,
                      Caisse Nationale De Credit Agricole, Paris, Canadian Imperial
                      Bank of Commerce, Toronto and Societe Generale, Paris LIQs),
                      Mandatory Tender 12/17/1997
            8,000,000 Regents of University of California, (Series A), 3.75% CP           8,000,000
                      (Bank of America NT and SA, San Francisco, Bank of Montreal,
                      Caisse Nationale De Credit Agricole, Paris, Canadian Imperial
                      Bank of Commerce, Toronto and Societe Generale, Paris LIQs),
                      Mandatory Tender 11/14/1997

CALIFORNIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CALIFORNIA--CONTINUED
 $          9,247,000 Riverside County, CA, (Series A) Weekly VRDNs (Riverside, CA   $    9,247,000
                      Public Facility Finance)/ (Commerzbank AG, Frankfurt and
                      National Westminster Bank, PLC, London LOCs)
            3,000,000 Riverside County, CA, 4.50% TRANs, 6/30/1998                        3,010,467
              900,000 Roseville, CA, Hospital Facilities Authority, (Series 1989A)          900,000
                      Weekly VRDNs (Toronto-Dominion Bank LOC)
            5,000,000 Sacramento County, CA HDA, Multifamily Housing Revenue              5,000,000
                      Refunding Bonds (1996 Series C) Weekly VRDNs (River Terrace
                      Apartments)/(Dai-Ichi Kangyo Bank Ltd., Tokyo LOC)
            1,700,000 San Bernardino County, CA, (Series 1985) Weekly VRDNs               1,700,000
                      (Woodview Apartments)/(Swiss Bank Corp., Basle LOC)
            3,215,000 (b)San Francisco, CA Redevelopment Finance Agency,
                      (PT-125) 3,215,000 Weekly VRDNs (Northridge Cooperative
                      Homes)/(MBIA INS)/(Commerzbank AG, Frankfurt LIQ)
           10,000,000 San Francisco, CA Redevelopment Finance Agency, (Series B1)        10,000,000
                      Weekly VRDNs (Fillmore Center)/(Bank of Nova Scotia, Toronto
                      LOC)
            4,080,000 (b)San Francisco, CA Redevelopment Finance Agency, CDC              4,080,000
                      Municipal Products, Inc. (Series 1997T) Weekly VRDNs
                      (Northridge Cooperative Homes)/(MBIA INS)/(CDC Municipal
                      Products, Inc. LIQ)
              400,000 Santa Clara, CA, (Series 1985C) Weekly VRDNs (Santa Clara, CA         400,000
                      Electric System)/(National Westminster Bank, PLC, London LOC)
              510,000 Stockton, CA, (Series 1993) Weekly VRDNs (La Quinta Inns,             510,000
                      Inc.)/(Nationsbank of Texas, N.A. LOC)
                        TOTAL                                                           240,492,110

 PUERTO RICO--12.6%

           15,190,000 (b)Puerto Rico Electric Power Authority, Merlots (Series           15,190,000
                      1997S) Weekly VRDNs (MBIA INS)/ (Corestates Bank N.A.,
                      Philadelphia, PA LIQ)
            7,735,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory        7,735,000
                      Tender 12/11/1997
           10,000,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory       10,000,000
                      Tender 12/11/1997
            2,040,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        2,040,000
                      Tender 1/14/1998
                        TOTAL                                                            34,965,000
                        TOTAL INVESTMENTS (AT AMORTIZED COST(C)                       $ 275,457,110

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based On Total Market Value (Unaudited)

 FIRST TIER  SECOND TIER
  100.00%      0.00%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $70,220,000 which represents 25% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($276,720,167) at October 31, 1997.

The following acronym(s) are used throughout this portfolio:

CP --Commercial Paper FGIC --Financial Guaranty Insurance Company GO --General Obligation HDA --Hospital Development Authority IDA --Industrial Development Authority INS --Insured LIQ --Liquidity Agreement LOCs --Letters of Credit LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCFA --Pollution Control Finance Authority PLC --Public Limited Company TOBs --Tender Option Bonds TRANs --Tax and Revenue Anticipation Notes VRDNs --Variable Rate Demand
Notes      (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                         $ 275,457,110
 Cash                                                                                       147,123
 Income receivable                                                                        1,718,036
 Receivable for shares sold                                                                  24,637
   Total assets                                                                         277,346,906
 LIABILITIES:
 Payable for shares redeemed                                            $ 174,220
 Income distribution payable                                              356,270
 Accrued expenses                                                          96,249
   Total liabilities                                                                        626,739
 Net Assets for 276,720,167 shares outstanding                                        $ 276,720,167
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SERVICE SHARES:
 $234,764,373 / 234,764,373 shares outstanding                                                $1.00
 INSTITUTIONAL SHARES:
 $41,955,794 / 41,955,794 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

CALIFORNIA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 7,552,473
 EXPENSES:
 Investment advisory fee                                                 $   1,047,530
 Administrative personnel and services fee                                     167,256
 Custodian fees                                                                 12,146
 Transfer and dividend disbursing agent fees and                                91,980
 expenses
 Directors'/Trustees' fees                                                       1,104
 Auditing fees                                                                  13,044
 Legal fees                                                                      7,526
 Portfolio accounting fees                                                      68,390
 Shareholder services fee--Institutional Service Shares                        449,026
 Shareholder services fee--Institutional Shares                                 74,743
 Share registration costs                                                       41,429
 Printing and postage                                                           14,541
 Insurance premiums                                                              4,092
 Miscellaneous                                                                   4,571
   Total expenses                                                            1,997,378
 Waivers--
   Waiver of investment advisory fee                     $ (1,026,075)
   Waiver of shareholder services fee--Institutional          (74,743)
 Shares
     Total waivers                                                          (1,100,818)
       Net expenses                                                                         896,560
         Net investment income                                                          $ 6,655,913


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

CALIFORNIA MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     6,655,913  $     3,198,194
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Service Shares                                        (5,624,269)      (2,906,707)
   Institutional Shares                                                (1,031,644)        (291,487)
     Change in net assets resulting from distributions to              (6,655,913)      (3,198,194)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          905,107,252      477,899,575
 Net asset value of shares issued to shareholders in payment of          3,335,040          907,904
 distributions declared
 Cost of shares redeemed                                             (783,969,559)    (423,093,903)
   Change in net assets resulting from share transactions              124,472,733       55,713,576
     Change in net assets                                              124,472,733       55,713,576
 NET ASSETS:
 Beginning of period                                                   152,247,434       96,533,858
 End of period                                                     $   276,720,167  $   152,247,434

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of California Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of California consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

                SECURITY                 ACQUISITION DATE  ACQUISITION COST
 Clipper CA Tax-Exempt Trust                     6/28/1996       $4,000,000
 California State, CDC Municipal                12/12/1996        4,960,000
 Products, Inc.
 California Educational Facilities              10/24/1997       12,595,000
 Authority
 Orange County, CA                               3/25/1997        2,600,000
 Oxnard Harbor District, CA                       4/3/1997       10,330,000
 Pitney Bowes Credit Corp. Leasetops    2/7/1997-2/19/1997       13,250,000
 Trust
 San Francisco, CA Redevelopment                 8/29/1997        3,215,000
 Finance Agency
 San Francisco, CA Redevelopment                  9/4/1997        4,080,000
 Finance Agency
 Puerto Rico Electric Power Authority   9/18/1997-10/7/1997      15,190,000

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
 Institutional Service Shares                                                  1997           1996
 Shares sold                                                              809,738,300     422,168,406
 Shares issued to shareholders in payment of distributions                  3,272,742         907,892
 declared
 Shares redeemed                                                        (710,405,505)    (387,451,320)
   Net change resulting from Institutional Service Share                  102,605,537      35,624,978
 transactions
                                                                         YEAR ENDED OCTOBER 31,
 Institutional Shares
                                                                          1997          1996(A)
Shares sold                                                             95,368,952     55,731,169
Shares issued to shareholders in payment
of distributions declared                                                   62,298             12
Shares redeemed                                                        (73,564,054)   (35,642,583)
Net change resulting from Institutional Share transactions              21,867,196     20,088,598
Net change resulting from Fund share transactions                      124,472,733     55,713,576

(a) For the period from March 4, 1996 (date of initial public investment) to October 31, 1996.

At October 31, 1997, capital paid-in aggregated $276,720,167.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

Fserv maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $380,640,000 and $376,800,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 60% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 11% of total investments.      REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS     To the Shareholders and Board of Trustees of FEDERATED
MUNICIPAL TRUST (CALIFORNIA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of California Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

CALIFORNIA MUNICIPAL CASH TRUST
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

CALIFORNIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End
Management Investment Company


Federated Securities Corp., Distributor

[Graphic]

Cusip 314229675
G00300-01-IS (12/97)


CALIFORNIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of California Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term California municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of California, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of California consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site
(http://www.sec.gov).      THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.     Prospectus dated
December 31, 1997      TABLE OF CONTENTS
 Summary of Fund Expenses 1 Financial Highlights--Institutional Service Shares 2 General Information 3 Investment Information 3 Investment Objective 3 Investment Policies 3 California Municipal Securities 5 Investment Risks 5 Investment Limitations 5 Fund Information 6 Management of the Fund 6 Distribution of Institutional Service Shares 6 Administration of the Fund 7 Net Asset Value 7 How to Purchase Shares 7 Purchasing Shares Through a Financial Institution 7 Purchasing Shares by Wire 7 Purchasing Shares by Check 8 Special Purchase Features 8 How to Redeem Shares 8 Redeeming Shares Through a Financial Institution 8 Redeeming Shares by Telephone 8 Redeeming Shares by Mail 8 Special Redemption Features 9 Account and Share Information 9 Dividends 9 Capital Gains 9 Confirmations and Account Statements 9 Accounts with Low Balances 9 Voting Rights 9 Tax Information 10 Federal Income Tax 10 State and Local Taxes 10 Other Classes of Shares 10 Performance Information 11 Financial Highlights--Institutional Shares 12 Financial Statements 13 Report of Independent Public Accountants 23

SUMMARY OF FUND EXPENSES

INSTITUTIONAL SERVICE SHARES
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of
offering price)                                                                  None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable) None Redemption
Fee (as a percentage of amount redeemed, if applicable) None Exchange Fee None

ANNUAL OPERATING EXPENSES
(As a percentage of projected average net assets)
Management Fee (after waiver)(1)                                                 0.01%
12b-1 Fee                                                                        None
Total Other Expenses                                                             0.50%
   Shareholder Services Fee                                             0.25%
Total Operating Expenses(2)                                                      0.51%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1998. The total operating expenses were 0.46% for the fiscal year ended October 31, 1997, and would have been 0.95% absent the voluntary waiver of a portion of the management fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 5
 3 Years                                                                                        $16
 5 Years                                                                                        $29
 10 Years                                                                                       $64

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                                             PERIOD
                           YEAR ENDED         ENDED                           YEAR ENDED
                           OCTOBER 31,     OCTOBER 31,                     SEPTEMBER 30,
                    1997     1996     1995    1994(A)  1994    1993     1992   1991    1990  1989(B)
 NET ASSET VALUE,   $ 1.00   $ 1.00    $ 1.00  $ 1.00 $ 1.00   $ 1.00  $ 1.00  $ 1.00 $ 1.00  $ 1.00
 BEGINNING OF
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
   income             0.03     0.03      0.03   0.002   0.02     0.02    0.03    0.04   0.05    0.03
Net realized
 loss on
 investment              --       --    (0.01)      --     --       --      --      --     --     --
Total from            0.03     0.03      0.02   0.002   0.02     0.02    0.03    0.04   0.05    0.03
 investment
 operations
   Capital
   Contributions        --       --      0.01      --     --       --      --      --     --     --
 LESS
 DISTRIBUTIONS
   Distributions
   from net
   investment
   income            (0.03)   (0.03)    (0.03) (0.002) (0.02)   (0.02)  (0.03)  (0.04) (0.05)   (0.03)
NET ASSET VALUE,
 END OF PERIOD      $ 1.00   $ 1.00    $ 1.00  $ 1.00 $ 1.00   $ 1.00  $ 1.00  $ 1.00 $ 1.00   $ 1.00
TOTAL RETURN(C)       3.19%    3.22%     3.37%   0.23%  2.07%    2.03%   2.83%   4.30%  5.38%    2.95%
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses          0.46%    0.49%     0.59%  0.59%*  0.58%    0.54%   0.45%   0.35%  0.38%    0.40%*
   Net investment
   income            3.13%    3.17%     3.33%  2.71%*  2.03%    2.00%   2.76%   4.19%  5.27%    5.86%*
Expense waiver/
 reimbursement(d)    0.49%    0.62%     0.50%  0.44%*  0.40%    0.35%   0.58%   0.75%  0.86%    0.89%*
SUPPLEMENTAL DATA
   Net assets, end
   of period (000
   omitted)      $234,764 $132,159   $96,534 $81,563 $74,707$104,322 $59,709 $56,754 $50,391 $36,628

* Computed on an annualized basis.

(a) For the one month ended October 31, 1994. The Fund changed its fiscal year-end from September 30, to October 31, beginning September 30, 1994.

(b) Reflects operations for the period from March 15, 1989 (date of initial public investment) to September 30, 1989.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary or agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term California municipal securities. The Fund may not be a suitable investment for retirement plans or for non-California taxpayers because it invests in municipal securities of that state. A minimum initial investment of
$25,000 over a 90-day period is required.      The Fund attempts to stabilize
the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the state of California consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of California municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and California state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies
becomes effective.      ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of California and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and California state income tax imposed upon non- corporate taxpayers ("California Municipal Securities"). Examples of California Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes; * variable rate demand notes; * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in California Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying California Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together
with other illiquid securities, to 10% of its net assets.     INVESTING IN
SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies
may be subject to such duplicate expenses.      TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain California Municipal Securities is subject to the federal alternative minimum tax.

CALIFORNIA MUNICIPAL SECURITIES

California Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

California Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of California Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on California Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of California Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of California Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in California Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these California Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial
difficulties.     Obligations of issuers of California Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Fund's concentration in California Municipal Securities may entail a greater level of risk than other
types of money market funds.      INVESTMENT LIMITATIONS     The Fund will not
borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment
limitations cannot be changed without shareholder approval.      FUND
INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of
Federated Investors.     Federated Management and other subsidiaries of
Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and
through 4,500 financial institutions nationwide.      Both the Trust and the
adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.
     SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS     In addition to payments
made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.
ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%         on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value
will always remain at $1.00 per share.     The net asset value is determined at
9:00 a.m. Pacific time (12:00 noon Eastern time), 10:00 a.m. Pacific time (1:00 p.m. Eastern time), and as of the close of trading (normally 1:00 p.m. Pacific time or 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day.      HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 10:00 a.m. Pacific time (1:00 p.m. Eastern time), to place an order. The order is considered received immediately. Payment by federal funds must be received before 12:00 noon Pacific time (3:00 p.m. Eastern time), in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: California Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at
the telephone number listed on your account statement.      PURCHASING SHARES BY
CHECK     Shares may be purchased by sending a check to Federated Shareholder
Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: California Municipal Cash Trust -- Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends
the next day.      SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 9:00 a.m. Pacific time (12:00 noon Eastern time), will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 11:00 a.m. Pacific time (2:00 p.m. Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMBBank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 12:00 noon Pacific time (3:00 p.m. Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check
is converted into federal funds.      CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of
shareholders owning at least 10% of the outstanding shares of the Trust.     As
of November 24, 1997, Repub & Co., Los Angeles, California, owned 32.71% of the voting securities of the Institutional Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the
outcome of certain matters presented for a vote of shareholders.      TAX
INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than California. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

CALIFORNIA TAXES

Under existing California laws, distributions made by the Fund will not be subject to California individual income taxes to the extent that such distributions qualify as exempt-interest dividends under the California Revenue and Taxation Code, so long as at the close of each quarter, at least 50 percent of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California taxation under either the Constitution or laws of California or the Constitution or laws of the United States. The Fund will furnish its shareholders with a written note designating exempt-interest dividends within sixty days after the close of its taxable year. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to California individual income taxes.

Dividends of the Fund are not exempt from the California taxes payable by corporations.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to banks and other financial institutions and are subject to a minimum initial investment of
$25,000 over a 90-day period.      Both classes are subject to certain of the
same expenses.

Institutional Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 23.

                                                         YEAR ENDED      PERIOD ENDED
                                                         OCTOBER 31,     OCTOBER 31,
                                                            1997           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.00          $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                    0.03            0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                (0.03)           (0.02)
 NET ASSET VALUE, END OF PERIOD                           $ 1.00          $ 1.00
 TOTAL RETURN(B)                                            3.44%            2.24%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                 0.21%            0.20%*
   Net investment income                                    3.45%            3.33%*
   Expense waiver/reimbursement(c)                          0.74%            0.90%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)               $41,956         $20,089

* Computed on an annualized basis.

(a) Reflects operations for the period from March 4, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.5%
 CALIFORNIA--86.9%
 $          2,500,000 California Educational Facilities Authority, (Series 1997B),   $    2,505,544
                      4.125% TOBs (University of Southern California), Mandatory
                      Tender 10/1/1998
           12,595,000 (b)California Educational Facilities Authority, PA-160 Weekly      12,595,000
                      VRDNs (Stanford University)/ (Merrill Lynch Capital Services,
                      Inc. LIQ)
            1,100,000 California Health Facilities Financing Authority Weekly VRDNs       1,100,000
                      (FGIC INS)/(Morgan Guaranty Trust Co., New York LIQ)
            3,200,000 California PCFA, (Series 1984A) Weekly VRDNs (Homestate             3,200,000
                      Mining Co.)/(Bank of Nova Scotia, Toronto LOC)
            4,500,000 California School Cash Reserve Program Authority, (Series
                      B), 4,505,140 4.50% TRANs (MBIA INS), 12/19/1997
            4,850,000 California State Public Works Board, (1997 Series A), 5.00%         4,871,407
                      Bonds (California Community Colleges), 4/1/1998
            4,960,000 (b)California State, CDC Municipal Products, Inc. (Series
                      4,960,000 1996L) Weekly VRDNs (FGIC INS)/ (CDC Municipal
                      Products, Inc.
                      LIQ)
            6,000,000 California State, GO Tax Exempt Notes, 3.80% CP (Bayerische         6,000,000
                      Landesbank Girozentrale, Credit Suisse First Boston,
                      Landesbank Hessen-Thueringen, Frankfurt, Morgan Guaranty
                      Trust Co., New York and Westdeutsche Landesbank Girozentrale
                      LIQs), Mandatory Tender 12/15/1997
            4,700,000 California State, GO Tax Exempt Notes, 3.80% CP (Bayerische         4,700,000
                      Landesbank Girozentrale, Credit Suisse First Boston,
                      Landesbank Hessen-Thueringen, Frankfurt, Morgan Guaranty
                      Trust Co., New York and Westdeutsche Landesbank Girozentrale
                      LIQs), Mandatory Tender 12/22/1997
           10,500,000 California Statewide Communities Development Authority Weekly      10,500,000
                      VRDNs (Memorial Health Services)/(ABN AMRO Bank N.V.,
                      Amsterdam LIQ)
            3,400,000 California Statewide Communities Development Authority,             3,400,000
                      (Series A) Weekly VRDNs (Barton Memorial Hospital)/(Banque
                      Nationale de Paris LOC)
            5,800,000 Central Unified School District, CA, Certificates of                5,800,000
                      Participation (1995 Financing Project) Weekly VRDNs (Union
                      Bank of California LOC)
            4,000,000 Central Valley Schools, CA Financing Authority, 4.50% TRANs,        4,018,907
                      8/27/1998
            4,000,000 (b)Clipper CA Tax-Exempt Trust, (1996 Issue A) Weekly VRDNs         4,000,000
                      (California Rural Home Mortgage Finance Authority)/(MBIA
                      INS)/(State Street Bank and Trust Co. LIQ)
            5,200,000 Contra Costa, CA Water District, (Series A), 3.60% CP               5,200,000
                      (Westdeutsche Landesbank Girozentrale LIQ), Mandatory Tender
                      11/20/1997
            2,000,000 El Cerrito, CA, 4.25% TRANs, 6/30/1998                              2,004,384
            7,100,000 Glendale, CA, (Series 1984A), 3.55% (Reliance Development           7,100,000
                      Company, Inc.)/(Barclays Bank PLC, London LOC), 11/14/1997
            4,000,000 Huntington Beach, CA, Multifamily Housing Revenue Refunding         4,000,000
                      Bonds (1996 Series A) Weekly VRDNs (Huntington Breakers
                      Apartments)/(Sumitomo Bank Ltd., Osaka LOC)

CALIFORNIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CALIFORNIA--CONTINUED
 $          5,000,000 Long Beach, CA Housing Authority, (1995 Series A) Weekly       $    5,000,000
                      VRDNs (Channel Point Apartments)/ (Union Bank of California
                      LOC)
            1,600,000 Loomis, CA Union Elementary School District, 4.45% TRANs,           1,607,251
                      9/10/1998
            6,550,000 Los Angeles County, CA, 4.50% TRANs, 6/30/1998 6,575,910
           10,000,000 Los Angeles, CA Department of Water & Power, Electric
           Plant 10,000,000
                      Short-Term Revenue Certificates, 3.60% CP (Bank of Nova
                      Scotia, Toronto and Toronto-Dominion Bank LOCs), Mandatory
                      Tender 12/10/1997
            7,875,000 Los Angeles, CA Wastewater System, 3.80% CP (Morgan Guaranty        7,875,000
                      Trust Co., New York and Union Bank of Switzerland, Zurich
                      LOCs), Mandatory Tender 1/14/1998
            5,060,000 Metropolitan Water District, Southern California Waterworks,        5,095,766
                      5.00% Bonds, 7/1/1998
            2,000,000 Monterey Peninsula, CA Water Management District Weekly VRDNs       2,000,000
                      (Wastewater Reclaimation)/(Sumitomo Bank Ltd., Osaka LOC)
            5,000,000 Oakland, CA Unified School District, 4.25% TRANs, 10/28/1998        5,019,042
            6,000,000 Oceanside, CA Community Development Commission, (Series 1985)       6,000,000
                      Weekly VRDNs (Shadow Way Apartments)/(Bank One, Arizona N.A.
                      LOC)
            8,000,000 Orange County, CA Housing Authority, Variable Rate Demand           8,000,000
                      Apartment Development Revenue Bonds, (Series BB of 1985)
                      Weekly VRDNs (Costa Mesa Partners)/(Chase Manhattan Bank
                      N.A., New York LOC)
            5,200,000 Orange County, CA IDA, (Series 1985B - Niguel Summit II)            5,200,000
                      Weekly VRDNs (Hon Development Corp.)/(Bank of America NT and
                      SA, San Francisco LOC)
            5,800,000 Orange County, CA IDA, (Series 1991A) Weekly VRDNs (The             5,800,000
                      Lakes)/(Citibank NA, New York LOC)
            3,000,000 Orange County, CA Local Transportation Authority, (Series           3,009,532
                      1992), 4.90% Bonds (FGIC INS), 2/15/1998
            2,600,000 (b)Orange County, CA Local Transportation Authority, Trust          2,600,000
                      Receipts (Series FR 1997-8) Weekly VRDNs (FGIC INS)/(Bank of
                      New York, New York LIQ)
           10,330,000 (b)Oxnard Harbor District, CA, (Series 1995 II), PT-105            10,330,000
                      Weekly VRDNs (Asset Guaranty INS)/ (Credit Suisse First
                      Boston, Inc. LIQ)
           13,250,000 (b)Pitney Bowes Credit Corp. Leasetops Trust, Leasetops            13,250,000
                      Certificates (Series 1996A) Weekly VRDNs (San Diego County,
                      CA, Regional Communications System)/(Pitney Bowes Credit
                      Corp. LIQ)/(Bayerische Landesbank Girozentrale LOC)
            1,570,000 Placer County, CA Office of Education, 4.45% TRANs,
            9/10/1998 1,577,115 1,025,000 Placer Hills, CA Union Elementary
            School District, 4.45% 1,029,645
                      TRANs, 9/10/1998
            4,000,000 Regents of University of California, (Series A), 3.70% CP           4,000,000
                      (Bank of America NT and SA, San Francisco, Bank of Montreal,
                      Caisse Nationale De Credit Agricole, Paris, Canadian Imperial
                      Bank of Commerce, Toronto and Societe Generale, Paris LIQs),
                      Mandatory Tender 12/17/1997
            8,000,000 Regents of University of California, (Series A), 3.75% CP           8,000,000
                      (Bank of America NT and SA, San Francisco, Bank of Montreal,
                      Caisse Nationale De Credit Agricole, Paris, Canadian Imperial
                      Bank of Commerce, Toronto and Societe Generale, Paris LIQs),
                      Mandatory Tender 11/14/1997

CALIFORNIA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 CALIFORNIA--CONTINUED
 $          9,247,000 Riverside County, CA, (Series A) Weekly VRDNs (Riverside, CA   $    9,247,000
                      Public Facility Finance)/ (Commerzbank AG, Frankfurt and
                      National Westminster Bank, PLC, London LOCs)
            3,000,000 Riverside County, CA, 4.50% TRANs, 6/30/1998                        3,010,467
              900,000 Roseville, CA, Hospital Facilities Authority, (Series 1989A)          900,000
                      Weekly VRDNs (Toronto-Dominion Bank LOC)
            5,000,000 Sacramento County, CA HDA, Multifamily Housing Revenue              5,000,000
                      Refunding Bonds (1996 Series C) Weekly VRDNs (River Terrace
                      Apartments)/(Dai-Ichi Kangyo Bank Ltd., Tokyo LOC)
            1,700,000 San Bernardino County, CA, (Series 1985) Weekly VRDNs               1,700,000
                      (Woodview Apartments)/(Swiss Bank Corp., Basle LOC)
            3,215,000 (b)San Francisco, CA Redevelopment Finance Agency,
                      (PT-125) 3,215,000 Weekly VRDNs (Northridge Cooperative
                      Homes)/(MBIA INS)/(Commerzbank AG, Frankfurt LIQ)
           10,000,000 San Francisco, CA Redevelopment Finance Agency, (Series B1)        10,000,000
                      Weekly VRDNs (Fillmore Center)/(Bank of Nova Scotia, Toronto
                      LOC)
            4,080,000 (b)San Francisco, CA Redevelopment Finance Agency, CDC              4,080,000
                      Municipal Products, Inc. (Series 1997T) Weekly VRDNs
                      (Northridge Cooperative Homes)/(MBIA INS)/(CDC Municipal
                      Products, Inc. LIQ)
              400,000 Santa Clara, CA, (Series 1985C) Weekly VRDNs (Santa Clara, CA         400,000
                      Electric System)/(National Westminster Bank, PLC, London LOC)
              510,000 Stockton, CA, (Series 1993) Weekly VRDNs (La Quinta Inns,             510,000
                      Inc.)/(Nationsbank of Texas, N.A. LOC)
                        TOTAL                                                           240,492,110

 PUERTO RICO--12.6%

           15,190,000 (b)Puerto Rico Electric Power Authority, Merlots (Series           15,190,000
                      1997S) Weekly VRDNs (MBIA INS)/ (Corestates Bank N.A.,
                      Philadelphia, PA LIQ)
            7,735,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory        7,735,000
                      Tender 12/11/1997
           10,000,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory       10,000,000
                      Tender 12/11/1997
            2,040,000 Puerto Rico Government Development Bank, 3.80% CP, Mandatory        2,040,000
                      Tender 1/14/1998
                        TOTAL                                                            34,965,000
                        TOTAL INVESTMENTS (AT AMORTIZED COST(C)                       $ 275,457,110

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based On Total Market Value (Unaudited)

 FIRST TIER  SECOND TIER
  100.00%      0.00%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $70,220,000 which represents 25% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($276,720,167) at October 31, 1997.

The following acronym(s) are used throughout this portfolio:

CP --Commercial Paper FGIC --Financial Guaranty Insurance Company GO --General Obligation HDA --Hospital Development Authority IDA --Industrial Development Authority INS --Insured LIQ --Liquidity Agreement LOCs --Letters of Credit LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCFA --Pollution Control Finance Authority PLC --Public Limited Company TOBs --Tender Option Bonds TRANs --Tax and Revenue Anticipation Notes VRDNs --Variable Rate Demand
Notes      (See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                         $ 275,457,110
 Cash                                                                                       147,123
 Income receivable                                                                        1,718,036
 Receivable for shares sold                                                                  24,637
   Total assets                                                                         277,346,906
 LIABILITIES:
 Payable for shares redeemed                                            $ 174,220
 Income distribution payable                                              356,270
 Accrued expenses                                                          96,249
   Total liabilities                                                                        626,739
 Net Assets for 276,720,167 shares outstanding                                        $ 276,720,167
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SERVICE SHARES:
 $234,764,373 / 234,764,373 shares outstanding                                                $1.00
 INSTITUTIONAL SHARES:
 $41,955,794 / 41,955,794 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

CALIFORNIA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 7,552,473
 EXPENSES:
 Investment advisory fee                                                 $   1,047,530
 Administrative personnel and services fee                                     167,256
 Custodian fees                                                                 12,146
 Transfer and dividend disbursing agent fees and                                91,980
 expenses
 Directors'/Trustees' fees                                                       1,104
 Auditing fees                                                                  13,044
 Legal fees                                                                      7,526
 Portfolio accounting fees                                                      68,390
 Shareholder services fee--Institutional Service Shares                        449,026
 Shareholder services fee--Institutional Shares                                 74,743
 Share registration costs                                                       41,429
 Printing and postage                                                           14,541
 Insurance premiums                                                              4,092
 Miscellaneous                                                                   4,571
   Total expenses                                                            1,997,378
 Waivers--
   Waiver of investment advisory fee                     $ (1,026,075)
   Waiver of shareholder services fee--Institutional          (74,743)
 Shares
     Total waivers                                                          (1,100,818)
       Net expenses                                                                         896,560
         Net investment income                                                          $ 6,655,913


(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

CALIFORNIA MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     6,655,913  $     3,198,194
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Service Shares                                        (5,624,269)      (2,906,707)
   Institutional Shares                                                (1,031,644)        (291,487)
     Change in net assets resulting from distributions to              (6,655,913)      (3,198,194)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          905,107,252      477,899,575
 Net asset value of shares issued to shareholders in payment of          3,335,040          907,904
 distributions declared
 Cost of shares redeemed                                             (783,969,559)    (423,093,903)
   Change in net assets resulting from share transactions              124,472,733       55,713,576
     Change in net assets                                              124,472,733       55,713,576
 NET ASSETS:
 Beginning of period                                                   152,247,434       96,533,858
 End of period                                                     $   276,720,167  $   152,247,434

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

CALIFORNIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of California Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares.

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of California consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

                SECURITY                 ACQUISITION DATE  ACQUISITION COST
 Clipper CA Tax-Exempt Trust                     6/28/1996       $4,000,000
 California State, CDC Municipal                12/12/1996        4,960,000
 Products, Inc.
 California Educational Facilities              10/24/1997       12,595,000
 Authority
 Orange County, CA                               3/25/1997        2,600,000
 Oxnard Harbor District, CA                       4/3/1997       10,330,000
 Pitney Bowes Credit Corp. Leasetops    2/7/1997-2/19/1997       13,250,000
 Trust
 San Francisco, CA Redevelopment                 8/29/1997        3,215,000
 Finance Agency
 San Francisco, CA Redevelopment                  9/4/1997        4,080,000
 Finance Agency
 Puerto Rico Electric Power Authority   9/18/1997-10/7/1997      15,190,000

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
 Institutional Service Shares                                                  1997           1996
 Shares sold                                                              809,738,300     422,168,406
 Shares issued to shareholders in payment of distributions                  3,272,742         907,892
 declared
 Shares redeemed                                                        (710,405,505)    (387,451,320)
   Net change resulting from Institutional Service Share                  102,605,537      35,624,978
 transactions
                                                                         YEAR ENDED OCTOBER 31,
 Institutional Shares
                                                                          1997          1996(A)
Shares sold                                                             95,368,952     55,731,169
Shares issued to shareholders in payment
of distributions declared                                                   62,298             12
Shares redeemed                                                        (73,564,054)   (35,642,583)
Net change resulting from Institutional Share transactions              21,867,196     20,088,598
Net change resulting from Fund share transactions                      124,472,733     55,713,576

(a) For the period from March 4, 1996 (date of initial public investment) to October 31, 1996.

At October 31, 1997, capital paid-in aggregated $276,720,167.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

Fserv maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $380,640,000 and $376,800,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 60% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or
agency did not exceed 11% of total investments.      REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS     To the Shareholders and Board of Trustees of FEDERATED
MUNICIPAL TRUST (CALIFORNIA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of California Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of California Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

CALIFORNIA MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

CALIFORNIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End
Management Investment Company


Federated Securities Corp., Distributor

[Graphic]

Cusip 314229766
G00329-01-SS (12/97)


CALIFORNIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

Institutional Service Shares

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of California Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

CALIFORNIA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

STATEMENT DATED DECEMBER 31, 1997


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

Cusip 314229675
Cusip 314229766

G00329-02 (12/97)

TABLE OF CONTENTS

 Investment Policies                                                      1
 Acceptable Investments                                                   1
 Participation Interests                                                  1
 Municipal Leases                                                         1
 Ratings                                                                  1
 When-Issued and Delayed Delivery Transactions                            1
 Repurchase Agreements                                                    2
 Credit Enhancement                                                       2
 Investing in Securities of Other Investment Companies                    2
 California Investment Risks                                              2
 Limits on Taxing and Spending Authority                                  2
 Investment Limitations                                                   3
 Selling Short and Buying on Margin                                       3
 Issuing Senior Securities and Borrowing Money                            3
 Pledging Assets                                                          3
 Lending Cash or Securities                                               3
 Investing in Commodities                                                 3
 Investing in Real Estate                                                 3
 Underwriting                                                             3
 Concentration of Investments                                             3
 Investments in Any One Issuer                                            4
 Investing in Illiquid Securities                                         4
 Investing for Control                                                    4
 Investing in Options                                                     4
 Regulatory Compliance                                                    4
 Federated Municipal Trust Management                                     5
 Share Ownership                                                          8
 Trustee Compensation                                                     9
 Trustee Liability                                                        9
 Investment Advisory Services                                             9
 Investment Adviser                                                       9
 Advisory Fees                                                           10
 Brokerage Transactions                                                  10
 Other Services                                                          10
 Fund Administration                                                     10
 Custodian and Portfolio Accountant                                      10
 Transfer Agent                                                          10
 Independent Public Accountants                                          11
 Shareholder Services                                                    11
 Determining Net Asset Value                                             11
 Redemption in Kind                                                      11
 Massachusetts Partnership Law                                           12
 The Fund's Tax Status                                                   12
 Performance Information                                                 12
 Yield                                                                   12
 Effective Yield                                                         12
 Tax-Equivalent Yield                                                    12
 Tax-Equivalency Table                                                   13
 Total Return                                                            14
 Performance Comparisons                                                 14
 Economic and Market Information                                         14
 About Federated Investors                                               14
 Mutual Fund Market                                                      15
 Institutional Clients                                                   15
 Bank Marketing                                                          15
 Broker/Dealers and Bank Broker/ Dealer Subsidiaries                     15
 Appendix                                                                16


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

CALIFORNIA INVESTMENT RISKS

LIMITS ON TAXING AND SPENDING AUTHORITY

Developments in California ( the "State" or "California") which constrain the taxing and spending authority of California governmental entities could adversely affect the ability of such entities to meet their interest and/or principal payment obligations on securities they have issued or will issue. The following information constitutes only a brief summary and is not intended as a complete description.

In 1978, a statewide referendum approved Proposition 13, an amendment to the California Constitution limiting both the valuation of real property for property tax purposes and the power of local taxing authorities to increase real property tax revenues. To provide revenue to local governments, legislation was enacted shortly thereafter providing for the redistribution to local governments of the State's then existing surplus in its General Fund, reallocation of revenues to local governments, and assumption by the State of certain local government obligations. More recent California legislation has, however, reduced State assistance payments to local governments and reallocated a portion of such payments to the State's General Fund.

In 1979, California voters amended the California Constitution again by passing
Article XIII B, which imposes an appropriations limit on the spending authority of certain State and local government entities. The State's appropriations limit is based on its 1978-1979 fiscal year authorizations to expend proceeds of taxes and is adjusted annually to reflect changes in cost of living and population and transfer of financial responsibility from one governmental unit to another. If a California governmental entity raises revenues beyond its appropriations limit, the excess must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules. These spending limitations do not, however, apply to the debt service on obligations existing or legally authorized as of January 1, 1979, or on bonded indebtedness thereafter approved by the voters.

In November 1988, California voters approved Proposition 98. This initiative requires that revenues in excess of amounts permitted to be spent, and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Any funds allocated to the State school fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year. Prop. 98 also requires the State to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

On September 28, 1995, the California Supreme Court upheld the constitutionality of Proposition 62. This referendum was approved by the State's voters in 1986, but not enforced due to previous judicial decisions. Prop. 62 requires a two-thirds voter approval for special taxes and a new simple majority approval for general municipal purposes for general law cities and counties. The future effect of Proposition 62 on the financial performance of California local governments and on note and debt security is unclear. It is possible that court challenges, based on Prop. 62, to taxes raised or imposed after 1986, may reduce general municipal revenues available for financing municipal operations and services, including repayment of tax anticipation notes and other forms of debt such as certificates of participation.

In November of 1996, the California voters approved Proposition 218, which further limits the ability of local governments to raise certain taxes without direct voter approval. For general taxes the locality must seek a majority and for special taxes a two-thirds majority. The long-term effects on municipalities with respect to Prop. 218 are yet to be determined. Prop. 218 extends the voter approval to the 90-plus charter cities in California.

The effects of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remain unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

ECONOMIC DEVELOPMENTS

California's economy continues to improve. Strong growth in high technology, entertainment, and trade have diversified employment and offset the effects of restructuring in defense and aerospace; however, unemployment still lags national levels by more than 1%.

The stronger state economy has been beneficial to the state's finances. Revenues have exceeded forecasts, but mandated expenditures on education, prisons, and infrastructure will keep operating margins tight.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued California municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, limitations and the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash, or certain money market instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

INVESTMENTS IN ANY ONE ISSUER

With respect to securities comprising 75% of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer (except cash and cash items, repurchase agreements collateralized by U.S. government securities, and U.S. government obligations.)

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.


INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations
without the approval of its shareholders.      FEDERATED MUNICIPAL TRUST
MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the California Municipal Cash Trust:
Repub & Co., Imperial Trust Company, Los Angeles, California, owned approximately 12,783,000 shares (32.71%); SBT & Co., for the benefit of various accounts, La Jolla, California, owned approximately 6,149,936 shares (15.74%); Key Trust Co., Cleveland, Ohio, owned approximately 4,100,000 shares (10.49%); Palsan Company, Sumitomo Bank of California, San Francisco, California, owned approximately 4,007,652 shares (10.26%); Union Safe Deposit Bank, Stockton, California, owned approximately 3,725,758 shares (9.53%); Santa Monica Bank, Santa Monica, California, owned approximately 3,393,915 shares (8.69%); and Bank of Stockton, Stockton, California, owned approximately 2,935,369 shares (7.51%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the California Municipal Cash
Trust: Piper Jaffray, Inc., for the exclusive benefit of its customers, Minneapolis, Minnesota, owned approximately 40,092,057 shares (17.76%); Swiss Bank Corporation, Omnibus Reinvest Account, New York, New York, owned approximately 22,352,564 shares (9.90%); Wells Fargo Bank, Calabasas, California, owned approximately 12,308,001 shares (5.45%); and Citibank N.A., Long Island City, New York, owned approximately 12,041,609 shares (5.33%).
TRUSTEE COMPENSATION
                       AGGREGATE
     NAME,           COMPENSATION
 POSITION WITH            FROM           TOTAL COMPENSATION PAID
     TRUST              TRUST*#          FROM FUND COMPLEX+
John F. Donahue         $0               $0 for the Trust and Chairman and Trustee 56 other
                                         investment companies in the Fund Complex

Thomas G. Bigley        $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

John T. Conroy, Jr.     $4,443           $119,615 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

William J. Copeland     $4,443           $119,615 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

Glen R. Johnson         $0               $0 for the Trust and President and Trustee 8 other
                                         investment companies in the Fund Complex

James E. Dowd           $4,443           $119,615 for the Trust and Trustee 56 other investment
                                         companies in the Fund Complex

Lawrence D. Ellis, M.D. $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

Edward L. Flaherty, Jr. $4,443           $119,615 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

Peter E. Madden         $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

John E. Murray, Jr.     $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

Wesley W. Posvar        $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

Marjorie P. Smuts       $4,038           $108,725 for the Trust and Trustee 56 other
                                         investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J.
Christopher Donahue.     The adviser shall not be liable to the Trust, the Fund,
or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract
with the Trust.      ADVISORY FEES     For its advisory services, Federated
Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,047,530, $501,955, and $465,758, respectively, of which
$1,026,075, $501,955, and $402,906, respectively, were waived.      BROKERAGE
TRANSACTIONS     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, Institutional Service Shares of the Fund paid no brokerage commissions. During the fiscal year ended October 31, 1997, and for the period from March 4, 1996 (date of initial public investment) to October 31, 1996, Institutional Shares of the Fund paid no brokerage
commissions.      Although investment decisions for the Fund are made
independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $167,256, $145,082,
and $125,000, respectively.      CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees for Institutional Shares and Institutional Service Shares in the amounts of $74,743 and $449,026, respectively, none of which was paid to financial institutions for Institutional Shares and all of which was paid to financial
institutions for Institutional Service Shares.      DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by
365/7.     For the seven-day period ended October 31, 1997, the yield for
Institutional Shares and Institutional Service Shares was 3.44% and 3.19%,
respectively.      EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th
power; and subtracting 1 from the result.     For the seven-day period ended
October 31, 1997, the effective yield for Institutional Shares and Institutional
Service Shares was 3.50% and 3.24%, respectively.      TAX-EQUIVALENT YIELD
The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 48.90% tax rate (the maximum combined effective federal and state rates for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yield for Institutional Shares and Institutional Service Shares was 6.73% and 6.24%,
respectively.      TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


     TAXABLE YIELD EQUIVALENT FOR 1997
        STATE OF CALIFORNIA
COMBINED FEDERAL AND STATE INCOME TAX BRACKET:

      23.00%  37.30%    40.30%    45.30%     48.90%
SINGLE $1 -   $24,651 - $59,751 - $124,651 - OVER
RETURN 24,650 59,750    124,650   271,050    $271,050
TAX-EXEMPT
YIELD                TAXABLE YIELD EQUIVALENT
1.50% 1.95%   2.39%     2.51%     2.74%      2.94%
2.00% 2.60%   3.19%     3.35%     3.66%      3.91%
2.50% 3.25%   3.99%     4.19%     4.57%      4.89%
3.00% 3.90%   4.78%     5.03%     5.48%      5.87%
3.50% 4.55%   5.58%     5.86%     6.40%      6.85%
4.00% 5.19%   6.38%     6.70%     7.31%      7.83%
4.50% 5.84%   7.18%     7.54%     8.23%      8.81%
5.00% 6.49%   7.97%     8.38%     9.14%      9.78%
5.50% 7.14%   8.77%     9.21%    10.05%     10.76%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

TAXABLE YIELD EQUIVALENT FOR 1997
        STATE OF CALIFORNIA
COMBINED FEDERAL AND STATE INCOME TAX BRACKET:

      21.00%   37.30%    40.30%    45.30%     48.90%   48.90%
JOINT  $1 -   $41,201 - $99,601 - $151,751 - $271,051   OVER
RETURN 41,200  99,600   151,750   271,050    439,744  $439,744

TAX-EXEMPT
YIELD TAXABLE YIELD EQUIVALENT
1.50%  1.90%  2.39%     2.51%     2.74%      2.94%      2.94%
2.00%  2.53%  3.19%     3.35%     3.66%      3.91%      3.91%
2.50%  3.16%  3.99%     4.19%     4.57%      4.89%      4.89%
3.00%  3.80%  4.78%     5.03%     5.48%      5.87%      5.87%
3.50%  4.43%  5.58%     5.86%     6.40%      6.85%      6.85%
4.00%  5.06%  6.38%     6.70%     7.31%      7.83%      7.83%
4.50%  5.70%  7.18%     7.54%     8.23%      8.81%      8.81%
5.00%  6.33%  7.97%     8.38%     9.14%      9.78%      9.78%
5.50%  6.96%  8.77%     9.21%    10.05%     10.76%     10.76%

Note: The maximum marginal tax rate for
each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not
used to increase federal deductions.     The charts above are for illustrative
purposes only. They are not indicators of past or future performance of the
Fund.      * Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the
monthly reinvestment of all dividends and distributions.     For the one-year
and five-year periods ended October 31, 1997, and for the period from March 15, 1989 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.19%, 2.78% and 3.45%, respectively, for Institutional Service Shares.

For the one-year period ended October 31, 1997, and for the period from March 4, 1996 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.44% and 3.44%, respectively, for Institutional
Shares.      PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the
Investment Company Institute.      ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars
in annual trading volume.     In the money market sector, Federated Investors
gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated
Investors' international and global portfolios.      MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.     BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice
President, Bank Marketing & Sales.      BROKER/DEALERS AND BANK BROKER/DEALER
SUBSIDIARIES     Federated funds are available to consumers through major
brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by
James F. Getz, President, Federated Securities Corp.      * Source: Investment
Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATIONS RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.



NEW YORK MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

Cash II Shares

PROSPECTUS

The Cash II Shares of New York Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term New York municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of New York, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and personal income taxes imposed by New York State and New York municipalities consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated December 31, 1997



TABLE OF CONTENTS

Summary of Fund Expenses                                          1

Financial Highlights - Cash II Shares                             2

General Information                                               3

Investment Information                                            3
Investment Objective                                              3
Investment Policies                                               3
New York Municipal Securities                                     5



Investment Risks                                                  5
Investment Limitations                                            5

Fund Information                                                  6

Management of the Fund                                            6



Distribution of Cash II Shares                                    6



Administration of the Fund                                        7

Net Asset Value                                                   7




How to Purchase Shares                                            7



Purchasing Shares Through a Financial Institution                 7
Purchasing Shares by Wire                                         8
Purchasing Shares by Check                                        8
Special Purchase Features                                         8



How to Redeem Shares                                              8
Redeeming Shares Through a Financial Institution                  8
Redeeming Shares by Telephone                                     8
Redeeming Shares by Mail                                          9
Special Redemption Features                                       9

Account and Share Information                                     9
Dividends                                                         9
Capital Gains                                                     9
Confirmations and Account Statements                              9
Accounts with Low Balances                                        9
Voting Rights                                                     9

Tax Information                                                  10
Federal Income Tax                                               10
State and Local Taxes                                            10

Other Classes of Shares                                          10

Performance Information                                          11

Financial Highlights - Institutional Service Shares              12

Financial Statements                                             13

Report of Independent Public Accountants                         26





                                   SUMMARY OF FUND EXPENSES

                                        CASH II SHARES

                               SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)        None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                                    None
Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
Exchange Fee                                                                                    None


                                      ANNUAL OPERATING EXPENSES
                              (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                               0.31%
12b-1 Fee (after waiver)(2)                                                                    0.00%
Total Other Expenses                                                                           0.40%
Shareholder Services Fee                                                                       0.25%
Total Operating Expenses(3)                                                                    0.71%



(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The total operating expenses would have been 1.05% absent the voluntary waiver of a portion of the management fee and the voluntary waiver of the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Cash II Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.




EXAMPLE
-------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.
 1 year                                                                                 $ 7
 3 years                                                                                $23
 5 years                                                                                $40
10 years                                                                                $88



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




                              FINANCIAL HIGHLIGHTS - CASH II SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                                  YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------------------------
                                            1997      1996      1995      1994    1993**      1992    1991(A)
                                           ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
Net investment income                        0.03      0.03      0.03      0.02      0.02      0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income    (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.02)
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                              3.07%     3.05%     3.37%     2.15%     1.98%     2.86%     2.20%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                     0.71%     0.71%     0.71%     0.71%     0.71%     0.73%     0.46%*
-----------------------------------------
Net investment income                        3.01%     3.02%     3.20%     2.19%     1.96%     2.46%     4.08%*
-----------------------------------------
Expense waiver/reimbursement(c)              0.34%     0.36%     0.36%     0.21%     0.17%       --        --
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)   $21,402   $25,571   $14,439   $134,051  $58,884    $4,641       $56
-----------------------------------------


*  Computed on an annualized basis.

** Prior to November 9, 1992, the Fund provided three classes of shares.

(a)Reflects operations for the period from April 25, 1991 (date of initial public investment) to October 31, 1991.
(b)Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Cash II Shares and Institutional Service Shares. This prospectus relates only to Cash II Shares of the Fund, which are designed to provide a cash management vehicle for certain customers of financial institutions which would include corporations and municipalities, as well as larger individual accounts, seeking a high level of cash management services from the participating institution. The Fund may not be a suitable investment for retirement plans or for non-New York taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS



The Fund invests primarily in debt obligations issued by or on behalf of New York and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities ("New York Municipal Securities"). Examples of New York Municipal Securities include, but are not limited to:



* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in New York Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying New York Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

TEMPORARY INVESTMENTS



From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).



Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain New York Municipal Securities is subject to the federal alternative minimum tax.

NEW YORK MUNICIPAL SECURITIES

New York Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

New York Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of New York Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on New York Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New York Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of New York Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in New York Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these New York Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of New York Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in New York Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS



The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days. These investment limitations cannot be changed without shareholder approval.



FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF CASH II SHARES

Federated Securities Corp. is the principal distributor for Cash II Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES



Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.30% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND



ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:



MAXIMUM                            AVERAGE AGGREGATE
  FEE                              DAILY NET ASSETS

-----                            -------------------
0.15%                              on the first $250 million
0.13%                              on the next $250 million
0.10%                              on the next $250 million
0.08%                              on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash II Shares from the value of Fund assets attributable to Cash II Shares, and dividing the remainder by the number of Cash II Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: New York Municipal Cash Trust - Cash II Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to New York Municipal Cash Trust - Cash II Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION



Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.



REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.



In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.



REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS



Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.




CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions
(except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES



Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



VOTING RIGHTS



Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than New York. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

NEW YORK TAXES



Under existing New York laws, distributions made by the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent interest income attributable to obligations issued by the State of New York and its political subdivisions as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to New York State and New York City personal income taxes.



The Fund cannot predict in advance the exact portion of its dividends that will be exempt from New York State and New York City personal income taxes. However, the Fund will report to shareholders at least annually what percentage of the dividends it actually paid is exempt from such taxes.

Dividends paid by the Fund are exempt from the New York City unincorporated business taxes to the same extent that they are exempt from the New York City personal income taxes.

Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

OTHER CLASSES OF SHARES



The Fund also offers another class of shares called Institutional Service Shares that are sold primarily to banks and other institutions that hold assets for individuals, trusts, estates, or partnerships. Institutional Service Shares are sold at net asset value and are subject to a Rule 12b-1 Plan and a Shareholder Services Agreement. Investments in Institutional Service Shares are subject to a minimum initial investment of $25,000 over a 90-day period.



Cash II Shares and Institutional Service Shares are subject to certain of the same expenses.

Expense differences, however, between Cash II Shares and Institutional Service Shares may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



                         FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.


                                                     YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------
                                           1997      1996      1995      1994     1993*
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
Net investment income                        0.03      0.03      0.04      0.02      0.02
----------------------------------------
LESS DISTRIBUTIONS
----------------------------------------
Distributions from net
  investment income                         (0.03)    (0.03)    (0.04)    (0.02)    (0.02)
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE,
   END OF PERIOD                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
TOTAL RETURN(A)                              3.26%     3.24%     3.56%     2.35%     2.16%
----------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------
Expenses                                     0.53%     0.53%     0.54%     0.52%     0.54%
----------------------------------------
Net investment income                        3.21%     3.18%     3.49%     2.31%     2.14%
----------------------------------------
Expense waiver/
   reimbursement(b)                          0.52%     0.54%     0.53%     0.13%     0.17%
----------------------------------------
SUPPLEMENTAL DATA
----------------------------------------
Net assets, end of period
   (000 omitted)                         $424,174  $305,533  $276,149  $236,580  $274,357
----------------------------------------

                                                     YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------
                                           1992      1991       1990      1989      1988
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
Net investment income                        0.03      0.04      0.05      0.06      0.05
----------------------------------------
LESS DISTRIBUTIONS
----------------------------------------
Distributions from net
  investment income                         (0.03)    (0.04)    (0.05)    (0.06)    (0.05)
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE,
   END OF PERIOD                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
TOTAL RETURN(A)                              3.01%     4.59%     5.51%     5.70%     4.66%
----------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------
Expenses                                     0.57%     0.52%     0.54%     0.55%     0.51%
----------------------------------------
Net investment income                        2.99%     4.48%     5.36%     5.56%     4.57%
----------------------------------------
Expense waiver/
   reimbursement(b)                            --        --        --        --        --
----------------------------------------
SUPPLEMENTAL DATA
----------------------------------------
Net assets, end of period
   (000 omitted)                         $164,492  $191,616  $197,213  $245,542  $212,786
----------------------------------------


 *  Prior to November 9, 1992, the Fund provided three classes of shares.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






PORTFOLIO OF INVESTMENTS

                                               NEW YORK MUNICIPAL CASH TRUST
                                                     OCTOBER 31, 1997


    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS  --  99.2%
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- 97.5%
-----------------------------------------------------------------------------------------------------------------
     $9,195,000   (b)Albany County Airport Authority, NY, Trust Receipts (Series 1997 FR/RI-7) Weekly VRDNs
                  (FSA INS)/(Bank of New York, New York LIQ)                                                         $9,195,000
                  -----------------------------------------------------------------------------------------------
        945,000   Albany, NY IDA, 3.95% TOBs (146 State Street)/(Fleet Bank of New York LOC), Optional Tender
                  12/1/97                                                                                               945,000
                  -----------------------------------------------------------------------------------------------
      2,000,000   Brockport Village, NY, 4.125% BANs, 2/27/1998                                                       2,002,147
                  -----------------------------------------------------------------------------------------------
      4,000,000   Canisteo Central School District, NY, 4.00% BANs, 1/2/1998                                          4,001,697
                  -----------------------------------------------------------------------------------------------
      1,500,000   Cattaraugus County, NY IDA, (Series 1996A) Weekly VRDNs (Gier's Farm Service, Inc. Project)/
                  (Key Bank of New York LOC)                                                                          1,500,000
                  -----------------------------------------------------------------------------------------------
      1,800,000   Chautauqua County, NY IDA Weekly VRDNs (Cliffstar Corp.)/(KeyBank, N.A. LOC)                        1,800,000
                  -----------------------------------------------------------------------------------------------
      3,900,000   Chautauqua County, NY IDA Weekly VRDNs (Mogen David Wine Corp.)/(Wells Fargo Bank,
                  N.A. LOC)                                                                                           3,900,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   Chautauqua County, NY, 4.00% TANs, 12/18/1997                                                       5,001,869
                  -----------------------------------------------------------------------------------------------
        980,000   Colonie, NY IDA Weekly VRDNs (Herbert S. Ellis)/(Marine Midland Bank N.A., Buffalo, NY LOC)           980,000
                  -----------------------------------------------------------------------------------------------
        710,000   Colonie, NY IDA, (Series 1988) Weekly VRDNs (Specialty Retailers, Inc.)/(Marine Midland
                  Bank N.A., Buffalo, NY LOC)                                                                           710,000
                  -----------------------------------------------------------------------------------------------
      3,380,000   Colonie, NY IDA, 3.90% TOBs (800 North Pearl Associates)/(Fleet Bank of New York LOC),
                  Optional Tender 12/1/1997                                                                           3,380,000
                  -----------------------------------------------------------------------------------------------
      4,720,000   Corinth, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 3.80% TOBs (International
                  Paper Co.)/(International Paper Co. GTD), Optional Tender 3/1/1998                                  4,720,000
                  -----------------------------------------------------------------------------------------------
      1,300,000   Dutchess County, NY IDA, Series 1995 Weekly VRDNs (Laerdal Medical Corp.)/(Bank of New
                  York, New York LOC)                                                                                 1,300,000
                  -----------------------------------------------------------------------------------------------
      2,250,000   Erie County, NY IDA, (Series A) Weekly VRDNs (Gemcor)/(Marine Midland Bank N.A., Buffalo,
                  NY LOC)                                                                                             2,250,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   Erie County, NY IDA, IDRB (Series 1994) Weekly VRDNs (Servotronics, Inc. Project)/
                  (Fleet Bank of New York LOC)                                                                        5,000,000
                  -----------------------------------------------------------------------------------------------
      6,000,000   Farmingdale, NY Union Free School District, 4.25% TANs, 6/29/1998                                   6,013,342
                  -----------------------------------------------------------------------------------------------
      1,800,000   Franklin County, NY IDA, (Series 1991A) Weekly VRDNs (KES Chateaugay)/(Bank of
                  Tokyo-Mitsubishi Ltd. LOC)                                                                          1,800,000
                  -----------------------------------------------------------------------------------------------
      2,900,000   Freeport, NY, 4.125% BANs, 11/25/1997                                                               2,900,536
                  -----------------------------------------------------------------------------------------------
        945,000   Fulton County, NY IDA, 3.95% TOBs (Gates Mills Inc.)/(Fleet Bank of New York LOC),
                  Optional Tender 12/1/1997                                                                             945,000
                  -----------------------------------------------------------------------------------------------
      1,400,000   Guilderland, NY IDA, (Series 1993A) Weekly VRDNs (Northeastern Industrial Park, Inc.)/
                  (Fleet Bank of New York LOC)                                                                        1,400,000
                  -----------------------------------------------------------------------------------------------
      4,080,000   Herkimer County, NY IDA, 1994 IDRB Weekly VRDNs (Granny's Kitchen)/(Bank of New York,
                  New York LOC)                                                                                       4,080,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $2,500,000   Herkimer County, NY, 3.875% BANs, 12/12/1997                                                       $2,500,609
                  -----------------------------------------------------------------------------------------------
      7,435,000   Hilton Central School District, NY, 3.90% BANs, 11/25/1997                                          7,436,082
                  -----------------------------------------------------------------------------------------------
      1,880,000   Madison County, NY IDA, (Series 1989A) Weekly VRDNs (Madison, NY Upstate Metals)/
                  (Fleet Bank of New York LOC)                                                                        1,880,000
                  -----------------------------------------------------------------------------------------------
      4,700,000   Madison County, NY IDA, (Series A) Weekly VRDNs (Owl Wire and Cable )/
                  (KeyBank, N.A. LOC)                                                                                 4,700,000
                  -----------------------------------------------------------------------------------------------
      4,525,000   Malone, NY Central School District, 4.00% RANs, 6/26/1998                                           4,528,409
                  -----------------------------------------------------------------------------------------------
     15,000,000   Marine Midland, NY, Premium Tax-Exempt Bond & Loan Trust Weekly VRDNs
                  (Marine Midland New York Trust)/(Marine Midland Bank N.A., Buffalo, NY LOC)                        15,000,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   (b)Metropolitan Transportation Authority, New York, MERLOTS (Series 1997 C-2)
                  Weekly VRDNs (Corestates Bank N.A., Philadelphia, PA LIQ)/(FGIC LOC)                                5,000,000
                  -----------------------------------------------------------------------------------------------
      3,300,000   (b)Monroe County, NY Airport Authority, (PT-98) Weekly VRDNs (Greater Rochester
                  International Airport)/(MBIA INS)/(Bayerische Hypotheken-Und Wechsel-Bank Ag LIQ)                   3,300,000
                  -----------------------------------------------------------------------------------------------
      4,900,000   (b)New York City Housing Development Corp., Municipal Securities Trust Receipts
                  (Series 1996-CMC1A) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                        4,900,000
                  -----------------------------------------------------------------------------------------------
      4,900,000   (b)New York City Housing Development Corp., Municipal Securities Trust Receipts
                  (Series 1996-CMC1B) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                        4,900,000
                  -----------------------------------------------------------------------------------------------
        150,001   New York City, NY IDA Weekly VRDNs (David Rosen Bakers Supply)/(Ford Motor Credit Corp.
                  LIQ)/(Chase Manhattan Bank N.A., New York LOC)                                                        150,001
                  -----------------------------------------------------------------------------------------------
     39,562,850   New York City, NY IDA, (Series 1995A) Weekly VRDNs (Brooklyn Navy Yard Cogeneration
                  Partners, L.P. Project)/(Bank of America NT and SA, San Francisco LOC)                             39,562,850
                  -----------------------------------------------------------------------------------------------
      7,175,000   (b)New York City, NY IDA, CDC 1997H - Class A Certificates Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   7,175,000
                  -----------------------------------------------------------------------------------------------
      3,600,000   New York City, NY IDA, CDC Municipal Products, Inc. (Series 1996H) Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   3,600,000
                  -----------------------------------------------------------------------------------------------
      9,335,000   (b)New York City, NY IDA, Class A Certificates (Series CDC-1997E) Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   9,335,000
                  -----------------------------------------------------------------------------------------------
      8,000,000   (b)New York City, NY, (PA-156) Weekly VRDNs (Merrill Lynch Capital Services, Inc. LIQ)/
                  (Merrill Lynch Capital Services, Inc. LOC)                                                          8,000,000
                  -----------------------------------------------------------------------------------------------
      5,475,000   (b)New York State Dormitory Authority, PA-60 (Series 1993) Weekly VRDNs
                  (Rochester General Hospital)/(FHA INS)/(Merrill Lynch Capital Services, Inc. LIQ)                   5,475,000
                  -----------------------------------------------------------------------------------------------
      6,245,000   (b)New York State Dormitory Authority, PT-128 (Series 1997), 3.90% TOBs
                  (Rosalind & Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.)/
                  (AMBAC INS)/(Credit Suisse First Boston, Inc. LIQ) 9/30/1998                                        6,245,000
                  -----------------------------------------------------------------------------------------------
      6,000,000   New York State Dormitory Authority, PT-130 (Series 1997), 3.90% TOBs
                  (United Health Services Hospitals, Inc.)/(AMBAC INS)/(Credit Suisse First Boston, Inc. LIQ),
                  Mandatory Tender 10/1/1998                                                                          6,000,000
                  -----------------------------------------------------------------------------------------------
      5,445,000   (b)New York State Energy Research & Development Authority, (PA-144) Weekly VRDNs
                  (Long Island Lighting Co.)/(Merrill Lynch Capital Services, Inc. LIQ)/(Merrill Lynch Capital
                  Services, Inc. LOC)                                                                                 5,445,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $8,000,000   New York State Energy Research & Development Authority, (Series 1985A), 3.60% TOBs
                  (Long Island Lighting Co.)/(Deutsche Bank, AG LOC), Optional Tender 3/1/1998                       $8,000,000
                  -----------------------------------------------------------------------------------------------
      3,000,000   New York State Energy Research & Development Authority, (Series 1993A) Weekly VRDNs
                  (Long Island Lighting Co.)/(Toronto-Dominion Bank LOC)                                              3,000,000
                  -----------------------------------------------------------------------------------------------
      5,200,000   (b)New York State Environmental Facilities Corp., Trust Receipts (Series 1997 FR/RI-4)
                  Weekly VRDNs (New York City Municipal Water Finance Authority)/(Bank of New York,
                  New York LIQ)                                                                                       5,200,000
                  -----------------------------------------------------------------------------------------------
         65,000   New York State HFA Weekly VRDNs (Special Surgery Hospital)/(Chase Manhattan Bank N.A.,
                  New York LOC)                                                                                          65,000
                  -----------------------------------------------------------------------------------------------
      2,500,000   (b)New York State HFA, Health Facilities Revenue Bonds (PA-143) Weekly VRDNs (New York City,
                  NY)/(Merrill Lynch Capital Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)           2,500,000
                  -----------------------------------------------------------------------------------------------
      1,390,000   New York State Job Development Authority Weekly VRDNs (New York State GTD)/
                  (Sumitomo Bank Ltd., Osaka LOC)                                                                     1,390,000
                  -----------------------------------------------------------------------------------------------
        955,000   New York State Job Development Authority Weekly VRDNs (New York State GTD)/
                  (Sumitomo Bank Ltd., Osaka LOC)                                                                       955,000
                  -----------------------------------------------------------------------------------------------
      1,805,000   New York State Job Development Authority, (Series C-1) 4.25%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                1,805,000
                  -----------------------------------------------------------------------------------------------
        880,000   New York State Job Development Authority, (Series D-1) 4.15%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                  880,000
                  -----------------------------------------------------------------------------------------------
      2,025,000   New York State Job Development Authority, (Series E-1) 4.15%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                2,025,000
                  -----------------------------------------------------------------------------------------------
      4,500,000   (b)New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home
                  Mortgage Revenue Bonds (1994 Series C) (PA-89) Weekly VRDNs (FHA INS)/(Merrill Lynch
                  Capital Services, Inc. LIQ)                                                                         4,500,000
                  -----------------------------------------------------------------------------------------------
      3,700,000   (b)New York State Mortgage Agency, (Series PA-29) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)                                                                                 3,700,000
                  -----------------------------------------------------------------------------------------------
      4,215,000   (b)New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (PA-87) Weekly
                  VRDNs (Merrill Lynch Capital Services, Inc. LIQ)                                                    4,215,000
                  -----------------------------------------------------------------------------------------------
      3,245,000   (b)New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (Series PT-15B)
                  Weekly VRDNs (Commerzbank AG, Frankfurt LIQ)                                                        3,245,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   (b)New York State Thruway Authority, (PA-172) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)                                      6,500,000
                  -----------------------------------------------------------------------------------------------
      7,445,000   New York State Thruway Authority, 4.25% Bonds, 4/1/1998                                             7,452,736
                  -----------------------------------------------------------------------------------------------
      8,400,000   (b)New York State Urban Development Corp., Municipal SecuritiesTrust Receipts
                  (Series 1996-CMC6) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                         8,400,000
                  -----------------------------------------------------------------------------------------------
      4,700,000   Newark Central School District, NY, 3.875% BANs, 12/5/1997                                          4,700,950
                  -----------------------------------------------------------------------------------------------
     13,200,000   Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Bonds (Series 1994C) Weekly
                  VRDNs (American Ref-Fuel Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)                       13,200,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
    $17,500,000   Niagara County, NY IDA, Solid Waste Disposal Facility Revenue bonds (Series 1996D) Weekly
                  VRDNs (American Ref-Fuel Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)                      $17,500,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   North Warren, NY Central School District, 4.40% BANs, 6/17/1998                                     6,517,540
                  -----------------------------------------------------------------------------------------------
        400,000   Onondaga County, NY IDA Weekly VRDNs (Beverage Corp.)/(Marine Midland Bank N.A.,
                  Buffalo, NY LOC)                                                                                      400,000
                  -----------------------------------------------------------------------------------------------
      1,280,000   Onondaga County, NY IDA, (Series 1997) Weekly VRDNs (General Super Plating Co., Inc.)/
                  (KeyBank, N.A. LOC)                                                                                 1,280,000
                  -----------------------------------------------------------------------------------------------
      1,725,000   Onondaga County, NY Weekly VRDNs (Grainger (W.W.), Inc.)                                            1,725,000
                  -----------------------------------------------------------------------------------------------
      1,912,000   Onondaga, NY, 4.00% BANs, 3/27/1998                                                                 1,912,734
                  -----------------------------------------------------------------------------------------------
      1,400,000   Ontario, NY IDA Weekly VRDNs (Hillcrest Enterprises/Buckeye Corrugated)/(National City
                  Bank, Cleveland, OH LOC)                                                                            1,400,000
                  -----------------------------------------------------------------------------------------------
      5,700,000   Oswego County, NY IDA Weekly VRDNs (Copperweld Corp.)/(Credit Lyonnais, Paris LOC)                  5,700,000
                  -----------------------------------------------------------------------------------------------
     15,000,000   Port Authority of New York and New Jersey Weekly VRDNs                                             15,000,000
                  -----------------------------------------------------------------------------------------------
     15,000,000   Port Authority of New York and New Jersey Weekly VRDNs                                             15,000,000
                  -----------------------------------------------------------------------------------------------
      1,000,000   Rotterdam, NY IDA, (Series 1993A) Weekly VRDNs (Rotterdam Industrial Park)/(Fleet Bank of
                  New York LOC)                                                                                       1,000,000
                  -----------------------------------------------------------------------------------------------
     11,000,000   Sachem, NY Central School District at Holbrook, 4.25% TANs, 6/25/1998                              11,023,957
                  -----------------------------------------------------------------------------------------------
        325,584   Schenectady, NY IDA Weekly VRDNs (McClellan Street Associates)/(Ford Motor Credit Corp.
                  LIQ)/(Chase Manhattan Bank N.A., New York LOC)                                                        325,584
                  -----------------------------------------------------------------------------------------------
      1,545,000   Schenectady, NY IDA, IDRB (Series 1995A) Weekly VRDNs (Fortitech Holding Corporation
                  Project)/(Fleet Bank of New York LOC)                                                               1,545,000
                  -----------------------------------------------------------------------------------------------
      1,500,000   Shelter Island, NY Union Free School District, 4.25% TANs, 6/29/1998                                1,502,395
                  -----------------------------------------------------------------------------------------------
      3,500,000   Sodus Central School District, NY, 4.00% BANs, 2/4/1998                                             3,501,749
                  -----------------------------------------------------------------------------------------------
      5,000,000   South Country Central School District, NY, 4.15% TANs, 6/25/1998                                    5,007,759
                  -----------------------------------------------------------------------------------------------
      3,040,000   Southeast, NY IDA, IDRB (Series 1995) Weekly VRDNs (Dairy Conveyor Corp. Project)/
                  (Chase Manhattan Bank N.A., New York LOC)                                                           3,040,000
                  -----------------------------------------------------------------------------------------------
      3,700,000   Southeast, NY IDA, Variable Rate IDRB 1996 Weekly VRDNs (The Rawplug Company, Inc.)/
                  (Bank of New York, New York LOC)                                                                    3,700,000
                  -----------------------------------------------------------------------------------------------
      1,200,000   Stamford Village, NY, 4.30% BANs, 4/3/1998                                                          1,200,721
                  -----------------------------------------------------------------------------------------------
      1,800,000   Suffolk County, NY IDA Weekly VRDNs (C & J Realty Corp.)/(Ford Motor Credit Corp. LIQ)/
                  (Chase Manhattan Bank N.A., New York LOC)                                                           1,800,000
                  -----------------------------------------------------------------------------------------------
        750,000   Suffolk County, NY IDA Weekly VRDNs (Poly Research Corp.)/(Marine Midland Bank N.A.,
                  Buffalo, NY LOC)                                                                                      750,000
                  -----------------------------------------------------------------------------------------------
        800,000   Suffolk County, NY IDA Weekly VRDNs (YM-YWHA of Suffolk)/(European American Bank,
                  New York LOC)                                                                                         800,000
                  -----------------------------------------------------------------------------------------------
      1,800,000   Suffolk County, NY IDA, 5.525% TOBs (Grainger (W.W.), Inc.), Optional Tender 12/1/1997              1,800,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $6,500,000   Three Village, NY Central School District, 4.25% TANs, 6/30/1998                                   $6,514,457
                  -----------------------------------------------------------------------------------------------
      2,650,000   (b)United Nations, NY Development Corp., (PA-1,55) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)                                      2,650,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   (b)VRDC/IVRC Trust, (Series 1992A) Weekly VRDNs (New York City Municipal Water Finance
                  Authority)/(MBIA INS)/(Hongkong & Shanghai Banking Corp. LIQ)                                       6,500,000
                  -----------------------------------------------------------------------------------------------
      7,000,000   (b)VRDC/IVRC Trust, (Series 1993B) Weekly VRDNs (Metropolitan Transportation Authority,
                  New York)/(AMBAC INS)/(HongKong & Shanghai Banking Corp. LIQ)                                       7,000,000
                  -----------------------------------------------------------------------------------------------
      7,500,000   Walden Village, NY IDA, IDRB (Series 1994) Weekly VRDNs (Spence Engineering Co.)/
                  (First Union National Bank, Charlotte, NC LOC)                                                      7,500,000
                  -----------------------------------------------------------------------------------------------
      4,875,000   Warren & Washington Counties, NY IDA Weekly VRDNs (Sandy Hill Corp.)/(First Union
                  National Bank, Charlotte, NC LOC)                                                                   4,875,000
                  -----------------------------------------------------------------------------------------------
      4,000,000   West Babylon, NY Union Free School District, 4.25% TANs, 6/25/1998                                  4,007,451
                  -----------------------------------------------------------------------------------------------
      1,160,000   Yates County, NY IDA, (Series 1992A) Weekly VRDNs (Clearplass Container)/(Fleet Bank of
                  New York LOC)                                                                                       1,160,000
                  -----------------------------------------------------------------------------------------------  ------------
                  Total                                                                                             434,330,575
                  -----------------------------------------------------------------------------------------------  ------------
PUERTO RICO -- 1.7%
-----------------------------------------------------------------------------------------------------------------
       7,501,097  ABN AMRO Chicago Corp 1997A LeaseTOPS Trust Weekly VRDNs (Commonwealth of
                  Puerto Rico Municipal Revenues Collection Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/
                  (State Street Bank and Trust Co. LOC)                                                               7,501,097
                  -----------------------------------------------------------------------------------------------  ------------
                  TOTAL INVESTMENTS (AMORTIZED COST)(C)                                                            $441,831,672
                  -----------------------------------------------------------------------------------------------  ------------


    At October 31, 1997, 44.0% of the total investments at market value were subject to alternative minimum tax.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality.
    An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard and Poor's Corporation, MIG1, or MIG-2 by Moody's Investor Service, Inc., F-1+, F-1 and F-2 by Fitch Investor Service, Inc. are considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (unaudited)

    First Tier     Second Tier
    ----------    ------------
      93.74%          6.26%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $123,380,000 which represents 28% of net assets.

(c) Also represents cost for federal tax purposes.

*   Please refer to the Appendix of the Statement of Additional
    Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($445,575,600) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
BANs  -- Bond Anticipation Notes
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FSA   -- Financial Security Assurance
GTD   -- Guaranty
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority
IDRB  -- Industrial Development Revenue Bond
INS   -- Insured
LIQ   -- Liquidity Agreement
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance
RANs  -- Revenue Anticipated Notes
SA    -- Supported Agreement
TANs  -- Tax Anticipated Notes
TOBs  -- Tender Option Bonds
VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)







                                        STATEMENT OF ASSETS AND LIABILITIES

                                           NEW YORK MUNICIPAL CASH TRUST
                                                 OCTOBER 31, 1997


ASSETS:
------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                  $441,831,672
------------------------------------------------------------------------------------------
Cash                                                                                               464,919
------------------------------------------------------------------------------------------
Income receivable                                                                                4,354,267
------------------------------------------------------------------------------------------
Receivable for shares sold                                                                             722
------------------------------------------------------------------------------------------     -----------
Total assets                                                                                   446,651,580
------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for shares redeemed                                                      $133,633
-------------------------------------------------------------------------
Income distribution payable                                                       846,863
-------------------------------------------------------------------------
Accrued expenses                                                                   95,484
-------------------------------------------------------------------------     -----------
Total liabilities                                                                                1,075,980
------------------------------------------------------------------------------------------    ------------
NET ASSETS for 445,575,600 shares outstanding                                                 $445,575,600
------------------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
------------------------------------------------------------------------------------------
$424,173,745 (divided by) 424,173,745 shares outstanding                                             $1.00
------------------------------------------------------------------------------------------    ------------
CASH II SHARES:
------------------------------------------------------------------------------------------
$21,401,855 (divided by) 21,401,855 shares outstanding                                               $1.00
------------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)







                                       STATEMENT OF OPERATIONS

                                    NEW YORK MUNICIPAL CASH TRUST
                                     YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------------
Interest                                                                                                       $16,708,743
-----------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------
Investment advisory fee                                                                         $1,787,405
------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                          337,389
------------------------------------------------------------------------------------------
Custodian fees                                                                                      33,849
------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                            90,698
------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                            4,485
------------------------------------------------------------------------------------------
Auditing fees                                                                                       13,044
------------------------------------------------------------------------------------------
Legal fees                                                                                          18,087
------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                          104,141
------------------------------------------------------------------------------------------
Distribution services fee -- Institutional Service Shares                                        1,059,609
------------------------------------------------------------------------------------------
Distribution services fee -- Cash II Shares                                                         57,455
------------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                         1,059,609
------------------------------------------------------------------------------------------
Shareholder services fee -- Cash II Shares                                                          57,455
------------------------------------------------------------------------------------------
Share registration costs                                                                            60,211
------------------------------------------------------------------------------------------
Printing and postage                                                                                17,973
------------------------------------------------------------------------------------------
Insurance premiums                                                                                   5,467
------------------------------------------------------------------------------------------
Miscellaneous                                                                                        3,812
------------------------------------------------------------------------------------------    ------------
Total expenses                                                                                   4,710,689
------------------------------------------------------------------------------------------
Waivers --
-------------------------------------------------------------------------
Waiver of investment advisory fee                                               ($421,045)
-------------------------------------------------------------------------
Waiver of distribution services fee -- Institutional Service Shares            (1,059,609)
-------------------------------------------------------------------------
Waiver of distribution services fee -- Cash II Shares                             (57,455)
-------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares               (762,918)
-------------------------------------------------------------------------      ----------
Total waivers                                                                                   (2,301,027)
------------------------------------------------------------------------------------------    ------------
Net expenses                                                                                                     2,409,662
-----------------------------------------------------------------------------------------------------------   ------------
Net investment income                                                                                          $14,299,081
-----------------------------------------------------------------------------------------------------------   ------------


(See Notes which are an integral part of the Financial Statements)






                              STATEMENT OF CHANGES IN NET ASSETS

                                NEW YORK MUNICIPAL CASH TRUST


                                                                                  YEAR ENDED OCTOBER 31,
                                                                            -------------------------------
                                                                                 1997             1996
                                                                            -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------
OPERATIONS --
-------------------------------------------------------------------------
Net investment income                                                         $14,299,081      $10,289,169
-------------------------------------------------------------------------
Net realized gain on investments                                                       --            5,609
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from operations                                 14,299,081       10,294,778
-------------------------------------------------------------------------  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS --
-------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------
Institutional Service Shares                                                  (13,606,648)      (9,551,350)
-------------------------------------------------------------------------
Cash II Shares                                                                   (692,433)        (737,819)
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from distributions to shareholders             (14,299,081)     (10,289,169)
-------------------------------------------------------------------------  --------------   --------------
SHARE TRANSACTIONS --
-------------------------------------------------------------------------
Proceeds from sale of shares                                                1,611,371,202    1,133,036,436
-------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          5,353,288        2,199,491
-------------------------------------------------------------------------
Cost of shares redeemed                                                    (1,502,253,158)  (1,094,725,252)
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from share transactions                        114,471,332       40,510,675
-------------------------------------------------------------------------  --------------   --------------
Change in net assets                                                          114,471,332       40,516,284
-------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------
Beginning of period                                                           331,104,268      290,587,984
-------------------------------------------------------------------------  --------------   --------------
End of period                                                                $445,575,600     $331,104,268
-------------------------------------------------------------------------  --------------   --------------


(See Notes which are an integral part of the Financial Statements)





                    NOTES TO FINANCIAL STATEMENTS

                    NEW YORK MUNICIPAL CASH TRUST

                          October 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of New York Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax, the personal income taxes imposed by the New York State and New York municipalities consistent with stability of principal. The Fund offers two classes of shares: Institutional Service Shares and Cash II Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund's use of the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees ("Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.


                    NEW YORK MUNICIPAL CASH FUND


Additional information on each restricted security held at October 31, 1997 is as follows:

                                                                          ACQUISITION DATE           ACQUISITION COST
--------------------------------------------------------------           ------------------         ------------------

ABN AMRO Chicago Corp 1997A                                                    7/30/97                   $7,501,097
Albany County Airport Authority (Series 1997 FR/RI-7)                          2/28/97                    9,195,000
Metropolitan Transportation Authority, (Series 1997 C-2)                       8/28/97                    5,000,000
Monroe County, NY Airport Authority, (PT-98)                                    2/4/97                    3,300,000
New York City Housing Development Corp., (Series 1996-CMC1A)                   9/11/96                    4,900,000
New York City Housing Development Corp., (Series 1996-CMC1B)                   9/11/96                    4,900,000
New York City, CDC 1997H                                                       4/11/97                    7,175,000
New York City (Series CDC-1997E)                                               3/11/97                    9,335,000
New York City, (PA-156)                                                        9/11/97                    8,000,000
New York State Dormitory Authority, PA-60 (Series 1993)                        3/19/95                    5,475,000
New York State Dormitory Authority, PT-128 (Series 1997)                       9/18/97                    6,245,000
New York State Energy Research & Development Energy, (PA-144)                   7/2/97                    5,445,000
New York State Environmental Facilities Corp., (Series 1997 FR/RI-4)           2/25/97                    5,200,000
New York State HFA, (PA-143)                                                   8/29/97                    2,500,000
New York State Medical Care Facilities Finance Agency, (1994 Series C)         8/22/96                    4,500,000
New York State Mortgage Agency, (Series PA-29)                                  4/3/95                    3,700,000
New York State Mortgage Agency, (PA-87)                                         7/5/95                    4,215,000
New York State Mortgage Agency, (Series PT-15B)                           12/29/1995-5/30/1996            3,245,000
New York State Thruway Authority, (PA-172)                                     9/16/97                    6,500,000
New York State Urban Development Corp., (Series 1996-CMC6)                    11/21/96                    8,400,000
United Nations, NY Development Corp, (PA-155)                                   8/6/97                    2,650,000
VRDC/IVRC Trust, (Series 1992A)                                                9/19/97                    6,500,000
VRDC/IVRC Trust, (Series 1993B)                                               12/20/96                    7,000,000


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $445,575,600.


                                   NEW YORK MUNICIPAL CASH FUND


Transactions in shares were as follows:

                                                                                            YEAR ENDED OCTOBER 31,
                                                                                          -------------------------
                                                                                            1997             1996
                                                                                          --------         --------
INSTITUTIONAL SERVICE SHARES                                                               SHARES           SHARES
----------------------------------------------------------------------------------        --------         --------
Shares sold                                                                           1,502,699,453     990,741,683
----------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared
                                                                                          4,828,140       1,624,496
----------------------------------------------------------------------------------
Shares redeemed                                                                      (1,388,887,276)   (962,988,268)
----------------------------------------------------------------------------------   --------------    ------------
Net change resulting from Institutional Service Shares transactions                     118,640,317      29,377,911
----------------------------------------------------------------------------------   ==============    ============






                                                                                            YEAR ENDED OCTOBER 31,
                                                                                          -------------------------
                                                                                            1997             1996
                                                                                          --------         --------
CASH II SHARES                                                                             SHARES           SHARES
----------------------------------------------------------------------------------        --------         --------
Shares sold                                                                             108,671,749     142,294,754
----------------------------------------------------------------------------------
Shares issued to shareholders in  payment of distributions declared                         525,148         574,995
----------------------------------------------------------------------------------
Shares redeemed                                                                        (113,365,882)   (131,736,985)
----------------------------------------------------------------------------------   --------------    ------------
Net change resulting from Cash II Shares transactions                                    (4,168,985)    (11,132,764)
----------------------------------------------------------------------------------   ==============    ============
Net change resulting from share transactions                                            114,471,332      40,510,675
----------------------------------------------------------------------------------   ==============    ============



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp., ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares and Cash II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares and Cash II Shares, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $592,547,500 and $612,695,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 64.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.0% of total investments.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of

FEDERATED MUNICIPAL TRUST

(NEW YORK MUNICIPAL CASH TRUST):



We have audited the accompanying statement of assets and liabilities of New York Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.




We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                                  ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997







NEW YORK MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

CASH II SHARES



PROSPECTUS



DECEMBER 31, 1997



A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company



NEW YORK MUNICIPAL
CASH TRUST
CASH II SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222



Federated Securities Corp., Distibutor

1-800-341-7400

www.federatedinvestors.com

Cusip 314229733

G00208-02 (12/97)


[RECYCLE LOGO]
RECYCLED PAPER

NEW YORK MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SERVICE SHARES

PROSPECTUS

The Institutional Service Shares of New York Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term New York municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of New York, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and personal income taxes imposed by New York State and New York municipalities consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.



The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated December 31, 1997



TABLE OF CONTENTS

Summary of Fund Expenses                                          1

Financial Highlights -
Institutional Service Shares                                      2

General Information                                               3

Investment Information                                            3
Investment Objective                                              3
Investment Policies                                               3

New York Municipal Securities                                     5

Investment Risks                                                  5

Investment Limitations                                            5

Fund Information                                                  6
Management of the Fund                                            6

Distribution of Institutional Service Shares                      6

Administration of the Fund                                        7

Net Asset Value                                                   7


How to Purchase Shares                                            7


Purchasing Shares Through a Financial Institution                 7
Purchasing Shares by Wire                                         8
Purchasing Shares by Check                                        8
Special Purchase Features                                         8



How to Redeem Shares                                              8
Redeeming Shares Through a Financial Institution                  8
Redeeming Shares by Telephone                                     8
Redeeming Shares by Mail                                          9
Special Redemption Features                                       9

Account and Share Information                                     9
Dividends                                                         9
Capital Gains                                                     9
Confirmations and Account Statements                              9
Accounts with Low Balances                                        9
Voting Rights                                                    10

Tax Information                                                  10
Federal Income Tax                                               10
State and Local Tax                                              10

Other Classes of Shares                                          10

Performance Information                                          11

Financial Highlights - Cash II Shares                            12

Financial Statements                                             13

Report of Independent Public Accountants                         26





                                        SUMMARY OF FUND EXPENSES

                                       INSTITUTIONAL SERVICE SHARES
                                     SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                      None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                           None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                 None
Exchange Fee                                                                                                       None

                                        ANNUAL OPERATING EXPENSES
                                   (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                   0.31%
12b-1 Fee (after waiver)(2)                                                                                        0.00%
Total Other Expenses                                                                                               0.22%
Shareholder Services Fee (after waiver)(3)                                                                         0.07%
Total Operating Expenses(4)                                                                                        0.53%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 1.05% absent the voluntary waivers of portions of the management fee and shareholder services fee and the voluntary waiver of the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
-------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.
1 Year                                                                                                          $5
3 Years                                                                                                        $17
5 Years                                                                                                        $30
10 Years                                                                                                       $66

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.





                         FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.


                                                     YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------
                                           1997      1996      1995      1994     1993*
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
Net investment income                        0.03      0.03      0.04      0.02      0.02
----------------------------------------
LESS DISTRIBUTIONS
----------------------------------------
Distributions from net
  investment income                         (0.03)    (0.03)    (0.04)    (0.02)    (0.02)
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE,
   END OF PERIOD                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
TOTAL RETURN(A)                              3.26%     3.24%     3.56%     2.35%     2.16%
----------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------
Expenses                                     0.53%     0.53%     0.54%     0.52%     0.54%
----------------------------------------
Net investment income                        3.21%     3.18%     3.49%     2.31%     2.14%
----------------------------------------
Expense waiver/
   reimbursement(b)                          0.52%     0.54%     0.53%     0.13%     0.17%
----------------------------------------
SUPPLEMENTAL DATA
----------------------------------------
Net assets, end of period
   (000 omitted)                         $424,174  $305,533  $276,149  $236,580  $274,357
----------------------------------------

                                                     YEAR ENDED OCTOBER 31,
                                         -------------------------------------------------
                                           1992      1991       1990      1989      1988
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
Net investment income                        0.03      0.04      0.05      0.06      0.05
----------------------------------------
LESS DISTRIBUTIONS
----------------------------------------
Distributions from net
  investment income                         (0.03)    (0.04)    (0.05)    (0.06)    (0.05)
---------------------------------------- --------- --------- --------- --------- ---------
NET ASSET VALUE,
   END OF PERIOD                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
---------------------------------------- --------- --------- --------- --------- ---------
TOTAL RETURN(A)                              3.01%     4.59%     5.51%     5.70%     4.66%
----------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------
Expenses                                     0.57%     0.52%     0.54%     0.55%     0.51%
----------------------------------------
Net investment income                        2.99%     4.48%     5.36%     5.56%     4.57%
----------------------------------------
Expense waiver/
   reimbursement(b)                            --        --        --        --        --
----------------------------------------
SUPPLEMENTAL DATA
----------------------------------------
Net assets, end of period
   (000 omitted)                         $164,492  $191,616  $197,213  $245,542  $212,786
----------------------------------------


 *  Prior to November 9, 1992, the Fund provided three classes of shares.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION



The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Cash II Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for banks and other institutions that hold assets for individuals, trusts, estates, or partnerships, as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term New York municipal securities. The Fund may not be a suitable investment for retirement plans or for non-New York taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.



The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and personal income taxes imposed by New York State and New York municipalities consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES



The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



ACCEPTABLE INVESTMENTS



The Fund invests primarily in debt obligations issued by or on behalf of New York and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by New York State and New York municipalities ("New York Municipal Securities"). Examples of New York Municipal Securities include, but are not limited to:



* tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

* bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

* municipal commercial paper and other short-term notes;

* variable rate demand notes;

* municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

* participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in New York Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying New York Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

TEMPORARY INVESTMENTS



From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).



Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain New York Municipal Securities is subject to the federal alternative minimum tax.

NEW YORK MUNICIPAL SECURITIES

New York Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

New York Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of New York Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on New York Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of New York Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of New York Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in New York Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these New York Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of New York Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in New York Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS



The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days. These investment limitations cannot be changed without shareholder approval.



FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.



DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES



Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.30% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.



The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.



In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:



  MAXIMUM                    AVERAGE AGGREGATE
    FEE                       DAILY NET ASSETS

----------           ------------------------------------
0.15%                on the first $250 million
0.13%                on the next $250 million
0.10%                on the next $250 million
0.08%                on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.



The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: New York Municipal Cash Trust - Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to New York Municipal Cash Trust - Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

 HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION



Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.



REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION



DIVIDENDS




Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.



CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions
(except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.



ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than New York. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

NEW YORK TAXES



Under existing New York laws, distributions made by the Fund will not be subject to New York State or New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent interest income attributable to obligations issued by the State of New York and its political subdivisions as well as certain other obligations, the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of the Commonwealth of Puerto Rico. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to New York State and New York City personal income taxes.



The Fund cannot predict in advance the exact portion of its dividends that will be exempt from New York State and New York City personal income taxes. However, the Fund will report to shareholders at least annually what percentage of the dividends it actually paid is exempt from such taxes.

Dividends paid by the Fund are exempt from the New York City unincorporated business taxes to the same extent that they are exempt from the New York City personal income taxes.

Dividends paid by the Fund are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

OTHER CLASSES OF SHARES



The Fund also offers another class of shares called Cash II Shares which are designed to provide a cash management vehicle for certain customers of financial institutions which would include corporations and municipalities, as well as larger individual accounts, seeking a high level of cash management services from the participating institution. Cash II Shares are sold at net asset value and are subject to a minimum initial investment of $25,000 over a 90-day period.

Cash II Shares and Institutional Service Shares are subject to certain of the same expenses.


Expense differences, however, between Cash II Shares and Institutional Service Shares may affect the performance of each class.



To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.




                              FINANCIAL HIGHLIGHTS - CASH II SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                                  YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------------------------
                                            1997      1996      1995      1994    1993**      1992    1991(A)
                                           ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
-----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
Net investment income                        0.03      0.03      0.03      0.02      0.02      0.03      0.02
-----------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------
Distributions from net investment income    (0.03)    (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.02)
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD             $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
----------------------------------------   ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN(B)                              3.07%     3.05%     3.37%     2.15%     1.98%     2.86%     2.20%
-----------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------
Expenses                                     0.71%     0.71%     0.71%     0.71%     0.71%     0.73%     0.46%*
-----------------------------------------
Net investment income                        3.01%     3.02%     3.20%     2.19%     1.96%     2.46%     4.08%*
-----------------------------------------
Expense waiver/reimbursement(c)              0.34%     0.36%     0.36%     0.21%     0.17%       --        --
-----------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------
Net assets, end of period (000 omitted)   $21,402   $25,571   $14,439   $134,051  $58,884    $4,641       $56
-----------------------------------------


*  Computed on an annualized basis.

** Prior to November 9, 1992, the Fund provided three classes of shares.

(a)Reflects operations for the period from April 25, 1991 (date of initial public investment) to October 31, 1991.
(b)Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)






PORTFOLIO OF INVESTMENTS

                                               NEW YORK MUNICIPAL CASH TRUST
                                                     OCTOBER 31, 1997


    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS  --  99.2%
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- 97.5%
-----------------------------------------------------------------------------------------------------------------
     $9,195,000   (b)Albany County Airport Authority, NY, Trust Receipts (Series 1997 FR/RI-7) Weekly VRDNs
                  (FSA INS)/(Bank of New York, New York LIQ)                                                         $9,195,000
                  -----------------------------------------------------------------------------------------------
        945,000   Albany, NY IDA, 3.95% TOBs (146 State Street)/(Fleet Bank of New York LOC), Optional Tender
                  12/1/97                                                                                               945,000
                  -----------------------------------------------------------------------------------------------
      2,000,000   Brockport Village, NY, 4.125% BANs, 2/27/1998                                                       2,002,147
                  -----------------------------------------------------------------------------------------------
      4,000,000   Canisteo Central School District, NY, 4.00% BANs, 1/2/1998                                          4,001,697
                  -----------------------------------------------------------------------------------------------
      1,500,000   Cattaraugus County, NY IDA, (Series 1996A) Weekly VRDNs (Gier's Farm Service, Inc. Project)/
                  (Key Bank of New York LOC)                                                                          1,500,000
                  -----------------------------------------------------------------------------------------------
      1,800,000   Chautauqua County, NY IDA Weekly VRDNs (Cliffstar Corp.)/(KeyBank, N.A. LOC)                        1,800,000
                  -----------------------------------------------------------------------------------------------
      3,900,000   Chautauqua County, NY IDA Weekly VRDNs (Mogen David Wine Corp.)/(Wells Fargo Bank,
                  N.A. LOC)                                                                                           3,900,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   Chautauqua County, NY, 4.00% TANs, 12/18/1997                                                       5,001,869
                  -----------------------------------------------------------------------------------------------
        980,000   Colonie, NY IDA Weekly VRDNs (Herbert S. Ellis)/(Marine Midland Bank N.A., Buffalo, NY LOC)           980,000
                  -----------------------------------------------------------------------------------------------
        710,000   Colonie, NY IDA, (Series 1988) Weekly VRDNs (Specialty Retailers, Inc.)/(Marine Midland
                  Bank N.A., Buffalo, NY LOC)                                                                           710,000
                  -----------------------------------------------------------------------------------------------
      3,380,000   Colonie, NY IDA, 3.90% TOBs (800 North Pearl Associates)/(Fleet Bank of New York LOC),
                  Optional Tender 12/1/1997                                                                           3,380,000
                  -----------------------------------------------------------------------------------------------
      4,720,000   Corinth, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 3.80% TOBs (International
                  Paper Co.)/(International Paper Co. GTD), Optional Tender 3/1/1998                                  4,720,000
                  -----------------------------------------------------------------------------------------------
      1,300,000   Dutchess County, NY IDA, Series 1995 Weekly VRDNs (Laerdal Medical Corp.)/(Bank of New
                  York, New York LOC)                                                                                 1,300,000
                  -----------------------------------------------------------------------------------------------
      2,250,000   Erie County, NY IDA, (Series A) Weekly VRDNs (Gemcor)/(Marine Midland Bank N.A., Buffalo,
                  NY LOC)                                                                                             2,250,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   Erie County, NY IDA, IDRB (Series 1994) Weekly VRDNs (Servotronics, Inc. Project)/
                  (Fleet Bank of New York LOC)                                                                        5,000,000
                  -----------------------------------------------------------------------------------------------
      6,000,000   Farmingdale, NY Union Free School District, 4.25% TANs, 6/29/1998                                   6,013,342
                  -----------------------------------------------------------------------------------------------
      1,800,000   Franklin County, NY IDA, (Series 1991A) Weekly VRDNs (KES Chateaugay)/(Bank of
                  Tokyo-Mitsubishi Ltd. LOC)                                                                          1,800,000
                  -----------------------------------------------------------------------------------------------
      2,900,000   Freeport, NY, 4.125% BANs, 11/25/1997                                                               2,900,536
                  -----------------------------------------------------------------------------------------------
        945,000   Fulton County, NY IDA, 3.95% TOBs (Gates Mills Inc.)/(Fleet Bank of New York LOC),
                  Optional Tender 12/1/1997                                                                             945,000
                  -----------------------------------------------------------------------------------------------
      1,400,000   Guilderland, NY IDA, (Series 1993A) Weekly VRDNs (Northeastern Industrial Park, Inc.)/
                  (Fleet Bank of New York LOC)                                                                        1,400,000
                  -----------------------------------------------------------------------------------------------
      4,080,000   Herkimer County, NY IDA, 1994 IDRB Weekly VRDNs (Granny's Kitchen)/(Bank of New York,
                  New York LOC)                                                                                       4,080,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $2,500,000   Herkimer County, NY, 3.875% BANs, 12/12/1997                                                       $2,500,609
                  -----------------------------------------------------------------------------------------------
      7,435,000   Hilton Central School District, NY, 3.90% BANs, 11/25/1997                                          7,436,082
                  -----------------------------------------------------------------------------------------------
      1,880,000   Madison County, NY IDA, (Series 1989A) Weekly VRDNs (Madison, NY Upstate Metals)/
                  (Fleet Bank of New York LOC)                                                                        1,880,000
                  -----------------------------------------------------------------------------------------------
      4,700,000   Madison County, NY IDA, (Series A) Weekly VRDNs (Owl Wire and Cable )/
                  (KeyBank, N.A. LOC)                                                                                 4,700,000
                  -----------------------------------------------------------------------------------------------
      4,525,000   Malone, NY Central School District, 4.00% RANs, 6/26/1998                                           4,528,409
                  -----------------------------------------------------------------------------------------------
     15,000,000   Marine Midland, NY, Premium Tax-Exempt Bond & Loan Trust Weekly VRDNs
                  (Marine Midland New York Trust)/(Marine Midland Bank N.A., Buffalo, NY LOC)                        15,000,000
                  -----------------------------------------------------------------------------------------------
      5,000,000   (b)Metropolitan Transportation Authority, New York, MERLOTS (Series 1997 C-2)
                  Weekly VRDNs (Corestates Bank N.A., Philadelphia, PA LIQ)/(FGIC LOC)                                5,000,000
                  -----------------------------------------------------------------------------------------------
      3,300,000   (b)Monroe County, NY Airport Authority, (PT-98) Weekly VRDNs (Greater Rochester
                  International Airport)/(MBIA INS)/(Bayerische Hypotheken-Und Wechsel-Bank Ag LIQ)                   3,300,000
                  -----------------------------------------------------------------------------------------------
      4,900,000   (b)New York City Housing Development Corp., Municipal Securities Trust Receipts
                  (Series 1996-CMC1A) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                        4,900,000
                  -----------------------------------------------------------------------------------------------
      4,900,000   (b)New York City Housing Development Corp., Municipal Securities Trust Receipts
                  (Series 1996-CMC1B) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                        4,900,000
                  -----------------------------------------------------------------------------------------------
        150,001   New York City, NY IDA Weekly VRDNs (David Rosen Bakers Supply)/(Ford Motor Credit Corp.
                  LIQ)/(Chase Manhattan Bank N.A., New York LOC)                                                        150,001
                  -----------------------------------------------------------------------------------------------
     39,562,850   New York City, NY IDA, (Series 1995A) Weekly VRDNs (Brooklyn Navy Yard Cogeneration
                  Partners, L.P. Project)/(Bank of America NT and SA, San Francisco LOC)                             39,562,850
                  -----------------------------------------------------------------------------------------------
      7,175,000   (b)New York City, NY IDA, CDC 1997H - Class A Certificates Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   7,175,000
                  -----------------------------------------------------------------------------------------------
      3,600,000   New York City, NY IDA, CDC Municipal Products, Inc. (Series 1996H) Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   3,600,000
                  -----------------------------------------------------------------------------------------------
      9,335,000   (b)New York City, NY IDA, Class A Certificates (Series CDC-1997E) Weekly VRDNs
                  (Japan Airlines Co.)/(FSA INS)/(CDC Municipal Products, Inc. LIQ)                                   9,335,000
                  -----------------------------------------------------------------------------------------------
      8,000,000   (b)New York City, NY, (PA-156) Weekly VRDNs (Merrill Lynch Capital Services, Inc. LIQ)/
                  (Merrill Lynch Capital Services, Inc. LOC)                                                          8,000,000
                  -----------------------------------------------------------------------------------------------
      5,475,000   (b)New York State Dormitory Authority, PA-60 (Series 1993) Weekly VRDNs
                  (Rochester General Hospital)/(FHA INS)/(Merrill Lynch Capital Services, Inc. LIQ)                   5,475,000
                  -----------------------------------------------------------------------------------------------
      6,245,000   (b)New York State Dormitory Authority, PT-128 (Series 1997), 3.90% TOBs
                  (Rosalind & Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.)/
                  (AMBAC INS)/(Credit Suisse First Boston, Inc. LIQ) 9/30/1998                                        6,245,000
                  -----------------------------------------------------------------------------------------------
      6,000,000   New York State Dormitory Authority, PT-130 (Series 1997), 3.90% TOBs
                  (United Health Services Hospitals, Inc.)/(AMBAC INS)/(Credit Suisse First Boston, Inc. LIQ),
                  Mandatory Tender 10/1/1998                                                                          6,000,000
                  -----------------------------------------------------------------------------------------------
      5,445,000   (b)New York State Energy Research & Development Authority, (PA-144) Weekly VRDNs
                  (Long Island Lighting Co.)/(Merrill Lynch Capital Services, Inc. LIQ)/(Merrill Lynch Capital
                  Services, Inc. LOC)                                                                                 5,445,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $8,000,000   New York State Energy Research & Development Authority, (Series 1985A), 3.60% TOBs
                  (Long Island Lighting Co.)/(Deutsche Bank, AG LOC), Optional Tender 3/1/1998                       $8,000,000
                  -----------------------------------------------------------------------------------------------
      3,000,000   New York State Energy Research & Development Authority, (Series 1993A) Weekly VRDNs
                  (Long Island Lighting Co.)/(Toronto-Dominion Bank LOC)                                              3,000,000
                  -----------------------------------------------------------------------------------------------
      5,200,000   (b)New York State Environmental Facilities Corp., Trust Receipts (Series 1997 FR/RI-4)
                  Weekly VRDNs (New York City Municipal Water Finance Authority)/(Bank of New York,
                  New York LIQ)                                                                                       5,200,000
                  -----------------------------------------------------------------------------------------------
         65,000   New York State HFA Weekly VRDNs (Special Surgery Hospital)/(Chase Manhattan Bank N.A.,
                  New York LOC)                                                                                          65,000
                  -----------------------------------------------------------------------------------------------
      2,500,000   (b)New York State HFA, Health Facilities Revenue Bonds (PA-143) Weekly VRDNs (New York City,
                  NY)/(Merrill Lynch Capital Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)           2,500,000
                  -----------------------------------------------------------------------------------------------
      1,390,000   New York State Job Development Authority Weekly VRDNs (New York State GTD)/
                  (Sumitomo Bank Ltd., Osaka LOC)                                                                     1,390,000
                  -----------------------------------------------------------------------------------------------
        955,000   New York State Job Development Authority Weekly VRDNs (New York State GTD)/
                  (Sumitomo Bank Ltd., Osaka LOC)                                                                       955,000
                  -----------------------------------------------------------------------------------------------
      1,805,000   New York State Job Development Authority, (Series C-1) 4.25%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                1,805,000
                  -----------------------------------------------------------------------------------------------
        880,000   New York State Job Development Authority, (Series D-1) 4.15%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                  880,000
                  -----------------------------------------------------------------------------------------------
      2,025,000   New York State Job Development Authority, (Series E-1) 4.15%, 1/2/1998
                  (New York State GTD)/(Sumitomo Bank Ltd., Osaka LOC)                                                2,025,000
                  -----------------------------------------------------------------------------------------------
      4,500,000   (b)New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home
                  Mortgage Revenue Bonds (1994 Series C) (PA-89) Weekly VRDNs (FHA INS)/(Merrill Lynch
                  Capital Services, Inc. LIQ)                                                                         4,500,000
                  -----------------------------------------------------------------------------------------------
      3,700,000   (b)New York State Mortgage Agency, (Series PA-29) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)                                                                                 3,700,000
                  -----------------------------------------------------------------------------------------------
      4,215,000   (b)New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (PA-87) Weekly
                  VRDNs (Merrill Lynch Capital Services, Inc. LIQ)                                                    4,215,000
                  -----------------------------------------------------------------------------------------------
      3,245,000   (b)New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds (Series PT-15B)
                  Weekly VRDNs (Commerzbank AG, Frankfurt LIQ)                                                        3,245,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   (b)New York State Thruway Authority, (PA-172) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)                                      6,500,000
                  -----------------------------------------------------------------------------------------------
      7,445,000   New York State Thruway Authority, 4.25% Bonds, 4/1/1998                                             7,452,736
                  -----------------------------------------------------------------------------------------------
      8,400,000   (b)New York State Urban Development Corp., Municipal SecuritiesTrust Receipts
                  (Series 1996-CMC6) Weekly VRDNs (Chase Manhattan Corp. LIQ)                                         8,400,000
                  -----------------------------------------------------------------------------------------------
      4,700,000   Newark Central School District, NY, 3.875% BANs, 12/5/1997                                          4,700,950
                  -----------------------------------------------------------------------------------------------
     13,200,000   Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Bonds (Series 1994C) Weekly
                  VRDNs (American Ref-Fuel Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)                       13,200,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
    $17,500,000   Niagara County, NY IDA, Solid Waste Disposal Facility Revenue bonds (Series 1996D) Weekly
                  VRDNs (American Ref-Fuel Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)                      $17,500,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   North Warren, NY Central School District, 4.40% BANs, 6/17/1998                                     6,517,540
                  -----------------------------------------------------------------------------------------------
        400,000   Onondaga County, NY IDA Weekly VRDNs (Beverage Corp.)/(Marine Midland Bank N.A.,
                  Buffalo, NY LOC)                                                                                      400,000
                  -----------------------------------------------------------------------------------------------
      1,280,000   Onondaga County, NY IDA, (Series 1997) Weekly VRDNs (General Super Plating Co., Inc.)/
                  (KeyBank, N.A. LOC)                                                                                 1,280,000
                  -----------------------------------------------------------------------------------------------
      1,725,000   Onondaga County, NY Weekly VRDNs (Grainger (W.W.), Inc.)                                            1,725,000
                  -----------------------------------------------------------------------------------------------
      1,912,000   Onondaga, NY, 4.00% BANs, 3/27/1998                                                                 1,912,734
                  -----------------------------------------------------------------------------------------------
      1,400,000   Ontario, NY IDA Weekly VRDNs (Hillcrest Enterprises/Buckeye Corrugated)/(National City
                  Bank, Cleveland, OH LOC)                                                                            1,400,000
                  -----------------------------------------------------------------------------------------------
      5,700,000   Oswego County, NY IDA Weekly VRDNs (Copperweld Corp.)/(Credit Lyonnais, Paris LOC)                  5,700,000
                  -----------------------------------------------------------------------------------------------
     15,000,000   Port Authority of New York and New Jersey Weekly VRDNs                                             15,000,000
                  -----------------------------------------------------------------------------------------------
     15,000,000   Port Authority of New York and New Jersey Weekly VRDNs                                             15,000,000
                  -----------------------------------------------------------------------------------------------
      1,000,000   Rotterdam, NY IDA, (Series 1993A) Weekly VRDNs (Rotterdam Industrial Park)/(Fleet Bank of
                  New York LOC)                                                                                       1,000,000
                  -----------------------------------------------------------------------------------------------
     11,000,000   Sachem, NY Central School District at Holbrook, 4.25% TANs, 6/25/1998                              11,023,957
                  -----------------------------------------------------------------------------------------------
        325,584   Schenectady, NY IDA Weekly VRDNs (McClellan Street Associates)/(Ford Motor Credit Corp.
                  LIQ)/(Chase Manhattan Bank N.A., New York LOC)                                                        325,584
                  -----------------------------------------------------------------------------------------------
      1,545,000   Schenectady, NY IDA, IDRB (Series 1995A) Weekly VRDNs (Fortitech Holding Corporation
                  Project)/(Fleet Bank of New York LOC)                                                               1,545,000
                  -----------------------------------------------------------------------------------------------
      1,500,000   Shelter Island, NY Union Free School District, 4.25% TANs, 6/29/1998                                1,502,395
                  -----------------------------------------------------------------------------------------------
      3,500,000   Sodus Central School District, NY, 4.00% BANs, 2/4/1998                                             3,501,749
                  -----------------------------------------------------------------------------------------------
      5,000,000   South Country Central School District, NY, 4.15% TANs, 6/25/1998                                    5,007,759
                  -----------------------------------------------------------------------------------------------
      3,040,000   Southeast, NY IDA, IDRB (Series 1995) Weekly VRDNs (Dairy Conveyor Corp. Project)/
                  (Chase Manhattan Bank N.A., New York LOC)                                                           3,040,000
                  -----------------------------------------------------------------------------------------------
      3,700,000   Southeast, NY IDA, Variable Rate IDRB 1996 Weekly VRDNs (The Rawplug Company, Inc.)/
                  (Bank of New York, New York LOC)                                                                    3,700,000
                  -----------------------------------------------------------------------------------------------
      1,200,000   Stamford Village, NY, 4.30% BANs, 4/3/1998                                                          1,200,721
                  -----------------------------------------------------------------------------------------------
      1,800,000   Suffolk County, NY IDA Weekly VRDNs (C & J Realty Corp.)/(Ford Motor Credit Corp. LIQ)/
                  (Chase Manhattan Bank N.A., New York LOC)                                                           1,800,000
                  -----------------------------------------------------------------------------------------------
        750,000   Suffolk County, NY IDA Weekly VRDNs (Poly Research Corp.)/(Marine Midland Bank N.A.,
                  Buffalo, NY LOC)                                                                                      750,000
                  -----------------------------------------------------------------------------------------------
        800,000   Suffolk County, NY IDA Weekly VRDNs (YM-YWHA of Suffolk)/(European American Bank,
                  New York LOC)                                                                                         800,000
                  -----------------------------------------------------------------------------------------------
      1,800,000   Suffolk County, NY IDA, 5.525% TOBs (Grainger (W.W.), Inc.), Optional Tender 12/1/1997              1,800,000
                  -----------------------------------------------------------------------------------------------








                                                   NEW YORK MUNICIPAL CASH TRUST

    PRINCIPAL
     AMOUNT                                                                                                            VALUE
----------------  -----------------------------------------------------------------------------------------------  -------------
(A)SHORT-TERM MUNICIPALS -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
NEW YORK -- CONTINUED
-----------------------------------------------------------------------------------------------------------------
     $6,500,000   Three Village, NY Central School District, 4.25% TANs, 6/30/1998                                   $6,514,457
                  -----------------------------------------------------------------------------------------------
      2,650,000   (b)United Nations, NY Development Corp., (PA-1,55) Weekly VRDNs (Merrill Lynch Capital
                  Services, Inc. LIQ)/(Merrill Lynch Capital Services, Inc. LOC)                                      2,650,000
                  -----------------------------------------------------------------------------------------------
      6,500,000   (b)VRDC/IVRC Trust, (Series 1992A) Weekly VRDNs (New York City Municipal Water Finance
                  Authority)/(MBIA INS)/(Hongkong & Shanghai Banking Corp. LIQ)                                       6,500,000
                  -----------------------------------------------------------------------------------------------
      7,000,000   (b)VRDC/IVRC Trust, (Series 1993B) Weekly VRDNs (Metropolitan Transportation Authority,
                  New York)/(AMBAC INS)/(HongKong & Shanghai Banking Corp. LIQ)                                       7,000,000
                  -----------------------------------------------------------------------------------------------
      7,500,000   Walden Village, NY IDA, IDRB (Series 1994) Weekly VRDNs (Spence Engineering Co.)/
                  (First Union National Bank, Charlotte, NC LOC)                                                      7,500,000
                  -----------------------------------------------------------------------------------------------
      4,875,000   Warren & Washington Counties, NY IDA Weekly VRDNs (Sandy Hill Corp.)/(First Union
                  National Bank, Charlotte, NC LOC)                                                                   4,875,000
                  -----------------------------------------------------------------------------------------------
      4,000,000   West Babylon, NY Union Free School District, 4.25% TANs, 6/25/1998                                  4,007,451
                  -----------------------------------------------------------------------------------------------
      1,160,000   Yates County, NY IDA, (Series 1992A) Weekly VRDNs (Clearplass Container)/(Fleet Bank of
                  New York LOC)                                                                                       1,160,000
                  -----------------------------------------------------------------------------------------------  ------------
                  Total                                                                                             434,330,575
                  -----------------------------------------------------------------------------------------------  ------------
PUERTO RICO -- 1.7%
-----------------------------------------------------------------------------------------------------------------
       7,501,097  ABN AMRO Chicago Corp 1997A LeaseTOPS Trust Weekly VRDNs (Commonwealth of
                  Puerto Rico Municipal Revenues Collection Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/
                  (State Street Bank and Trust Co. LOC)                                                               7,501,097
                  -----------------------------------------------------------------------------------------------  ------------
                  TOTAL INVESTMENTS (AMORTIZED COST)(C)                                                            $441,831,672
                  -----------------------------------------------------------------------------------------------  ------------


    At October 31, 1997, 44.0% of the total investments at market value were subject to alternative minimum tax.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality.
    An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard and Poor's Corporation, MIG1, or MIG-2 by Moody's Investor Service, Inc., F-1+, F-1 and F-2 by Fitch Investor Service, Inc. are considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percentage Based on Total Market Value (unaudited)

    First Tier     Second Tier
    ----------    ------------
      93.74%          6.26%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $123,380,000 which represents 28% of net assets.

(c) Also represents cost for federal tax purposes.

*   Please refer to the Appendix of the Statement of Additional
    Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($445,575,600) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation
BANs  -- Bond Anticipation Notes
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FSA   -- Financial Security Assurance
GTD   -- Guaranty
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority
IDRB  -- Industrial Development Revenue Bond
INS   -- Insured
LIQ   -- Liquidity Agreement
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance
RANs  -- Revenue Anticipated Notes
SA    -- Supported Agreement
TANs  -- Tax Anticipated Notes
TOBs  -- Tender Option Bonds
VRDNs -- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)







                                        STATEMENT OF ASSETS AND LIABILITIES

                                           NEW YORK MUNICIPAL CASH TRUST
                                                 OCTOBER 31, 1997


ASSETS:
------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                  $441,831,672
------------------------------------------------------------------------------------------
Cash                                                                                               464,919
------------------------------------------------------------------------------------------
Income receivable                                                                                4,354,267
------------------------------------------------------------------------------------------
Receivable for shares sold                                                                             722
------------------------------------------------------------------------------------------     -----------
Total assets                                                                                   446,651,580
------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for shares redeemed                                                      $133,633
-------------------------------------------------------------------------
Income distribution payable                                                       846,863
-------------------------------------------------------------------------
Accrued expenses                                                                   95,484
-------------------------------------------------------------------------     -----------
Total liabilities                                                                                1,075,980
------------------------------------------------------------------------------------------    ------------
NET ASSETS for 445,575,600 shares outstanding                                                 $445,575,600
------------------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE SHARES:
------------------------------------------------------------------------------------------
$424,173,745 (divided by) 424,173,745 shares outstanding                                             $1.00
------------------------------------------------------------------------------------------    ------------
CASH II SHARES:
------------------------------------------------------------------------------------------
$21,401,855 (divided by) 21,401,855 shares outstanding                                               $1.00
------------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)







                                       STATEMENT OF OPERATIONS

                                    NEW YORK MUNICIPAL CASH TRUST
                                     YEAR ENDED OCTOBER 31, 1997


INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------------
Interest                                                                                                       $16,708,743
-----------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------
Investment advisory fee                                                                         $1,787,405
------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                          337,389
------------------------------------------------------------------------------------------
Custodian fees                                                                                      33,849
------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                            90,698
------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                            4,485
------------------------------------------------------------------------------------------
Auditing fees                                                                                       13,044
------------------------------------------------------------------------------------------
Legal fees                                                                                          18,087
------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                          104,141
------------------------------------------------------------------------------------------
Distribution services fee -- Institutional Service Shares                                        1,059,609
------------------------------------------------------------------------------------------
Distribution services fee -- Cash II Shares                                                         57,455
------------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Service Shares                                         1,059,609
------------------------------------------------------------------------------------------
Shareholder services fee -- Cash II Shares                                                          57,455
------------------------------------------------------------------------------------------
Share registration costs                                                                            60,211
------------------------------------------------------------------------------------------
Printing and postage                                                                                17,973
------------------------------------------------------------------------------------------
Insurance premiums                                                                                   5,467
------------------------------------------------------------------------------------------
Miscellaneous                                                                                        3,812
------------------------------------------------------------------------------------------    ------------
Total expenses                                                                                   4,710,689
------------------------------------------------------------------------------------------
Waivers --
-------------------------------------------------------------------------
Waiver of investment advisory fee                                               ($421,045)
-------------------------------------------------------------------------
Waiver of distribution services fee -- Institutional Service Shares            (1,059,609)
-------------------------------------------------------------------------
Waiver of distribution services fee -- Cash II Shares                             (57,455)
-------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Service Shares               (762,918)
-------------------------------------------------------------------------      ----------
Total waivers                                                                                   (2,301,027)
------------------------------------------------------------------------------------------    ------------
Net expenses                                                                                                     2,409,662
-----------------------------------------------------------------------------------------------------------   ------------
Net investment income                                                                                          $14,299,081
-----------------------------------------------------------------------------------------------------------   ------------


(See Notes which are an integral part of the Financial Statements)






                              STATEMENT OF CHANGES IN NET ASSETS

                                NEW YORK MUNICIPAL CASH TRUST


                                                                                  YEAR ENDED OCTOBER 31,
                                                                            -------------------------------
                                                                                 1997             1996
                                                                            -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------
OPERATIONS --
-------------------------------------------------------------------------
Net investment income                                                         $14,299,081      $10,289,169
-------------------------------------------------------------------------
Net realized gain on investments                                                       --            5,609
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from operations                                 14,299,081       10,294,778
-------------------------------------------------------------------------  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS --
-------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------
Institutional Service Shares                                                  (13,606,648)      (9,551,350)
-------------------------------------------------------------------------
Cash II Shares                                                                   (692,433)        (737,819)
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from distributions to shareholders             (14,299,081)     (10,289,169)
-------------------------------------------------------------------------  --------------   --------------
SHARE TRANSACTIONS --
-------------------------------------------------------------------------
Proceeds from sale of shares                                                1,611,371,202    1,133,036,436
-------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          5,353,288        2,199,491
-------------------------------------------------------------------------
Cost of shares redeemed                                                    (1,502,253,158)  (1,094,725,252)
-------------------------------------------------------------------------  --------------   --------------
Change in net assets resulting from share transactions                        114,471,332       40,510,675
-------------------------------------------------------------------------  --------------   --------------
Change in net assets                                                          114,471,332       40,516,284
-------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------
Beginning of period                                                           331,104,268      290,587,984
-------------------------------------------------------------------------  --------------   --------------
End of period                                                                $445,575,600     $331,104,268
-------------------------------------------------------------------------  --------------   --------------


(See Notes which are an integral part of the Financial Statements)






                    NOTES TO FINANCIAL STATEMENTS

                   NEW YORK MUNICIPAL CASH TRUST
                          October 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of New York Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax, the personal income taxes imposed by the New York State and New York municipalities consistent with stability of principal. The Fund offers two classes of shares: Institutional Service Shares and Cash II Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund's use of the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees ("Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.






Additional information on each restricted security held at October 31, 1997 is as follows:

                                                              ACQUISITION DATE       ACQUISITION COST
-----------------------------------------------------------------------------------------------------
ABN AMRO Chicago Corp 1997A                                       7/30/97                 $7,501,097

Albany County Airport Authority (Series 1997
FR/RI-7)                                                          2/28/97                  9,195,000

Metropolitan Transportation Authority, (Series 1997 C-2)
                                                                  8/28/97                  5,000,000

Monroe County, NY Airport Authority                                2/4/97                  3,300,000

New York City Housing Development Corp., (Series
1996-CMC1A)                                                       9/11/96                  4,900,000

New York City Housing Development Corp., (Series
1996-CMC1B)                                                       9/11/96                  4,900,000

New York City, CDC 1997H                                          4/11/97                  7,175,000

New York City (Series CDC-1997E)                                  3/11/97                  9,335,000

New York City, (PA-156)                                           9/11/97                  8,000,000

New York State Dormitory Authority, PA-60 (Series
1993)                                                             3/19/95                  5,475,000

New York State Dormitory Authority, PT-128 (Series 1997)
                                                                  9/18/97                  6,245,000

New York State Energy Research & Development Energy, (PA-144)
                                                                   7/2/97                  5,445,000

New York State Environmental Facilities Corp., (Series 1997
FR/RI-4)                                                          2/25/97                  5,200,000

New York State HFA, (PA-143)                                      8/29/97                  2,500,000

New York State Medical Care Facilities Finance Agency,
(1994 Series C)                                                   8/22/96                  4,500,000

New York State Mortgage Agency, (Series PA-29)                     4/3/95                  3,700,000

New York State Mortgage Agency, (PA-87)                            7/5/95                  4,215,000

New York State Mortgage Agency, (Series
PT-15B)                                                        12/29/1995-
                                                                5/30/1996                  3,245,000

New York State Thruway Authority, (PA-172)                        9/16/97                  6,500,000

New York State Urban Development Corp., (Series
1996-CMC6)                                                       11/21/96                  8,400,000

United Nations, NY Development Corp                                8/6/97                  2,650,000

VRDC/IVRC Trust, (Series 1992A)                                   9/19/97                  6,500,000

VRDC/IVRC Trust, (Series 1993B)                                  12/20/96                  7,000,000




USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $445,575,600.



                                        NEW YORK MUNICIPAL CASH FUND


TRANSACTIONS IN SHARES WERE AS FOLLOWS:
                                                                            YEAR ENDED OCTOBER 31,
                                                                        --------------------------
                                                                            1997           1996
                                                                        -----------    -----------
INSTITUTIONAL SERVICE SHARES                                               SHARES         SHARES
-----------------------------------------------------------------       -----------    -----------
Shares sold                                                           1,502,699,453    990,741,683
-----------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared       4,828,140       1,624,496
-----------------------------------------------------------------
Shares redeemed                                                     (1,388,887,276)   (962,988,268)
-----------------------------------------------------------------    -------------     -----------
Net change resulting from Institutional Service Shares transactions    118,640,317      29,377,911
-----------------------------------------------------------------    -------------     -----------

                                                                            YEAR ENDED OCTOBER 31,
                                                                        --------------------------
                                                                            1997            1996
                                                                        -----------    -----------
CASH II SHARES                                                             SHARES          SHARES
-----------------------------------------------------------------       -----------    -----------
Shares sold     108,671,749     142,294,754
-----------------------------------------------------------------
Shares issued to shareholders in  payment of distributions declared         525,148        574,995
-----------------------------------------------------------------
Shares redeemed                                                        (113,365,882)  (131,736,985)
-----------------------------------------------------------------     -------------    -----------
Net change resulting from Cash II Shares transactions                    (4,168,985)    11,132,764
-----------------------------------------------------------------     -------------    -----------
Net change resulting from share transactions                            114,471,332     40,510,675
-----------------------------------------------------------------     -------------    -----------



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp., ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares and Cash II Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares and Cash II Shares, annually, to reimburse FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $592,547,500 and $612,695,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 64% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.0% of total investments.



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST
(NEW YORK MUNICIPAL CASH TRUST):



We have audited the accompanying statement of assets and liabilities of New York Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania



December 2, 1997




[NOTES]

[NOTES]



[LOGO] FEDERATED INVESTORS

NEW YORK MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SERVICE SHARES



PROSPECTUS



DECEMBER 31, 1997



A Portfolio of Federated Municipal Trust, an Open-End Management
Investment Company



NEW YORK
MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600



TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222



Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 314229741
G00208-01 (12/97)

[RECYCLE LOGO]
RECYCLED
PAPER



                   NEW YORK MUNICIPAL CASH TRUST
              (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)
                         CASH II SHARES
                   INSTITUTIONAL SERVICE SHARES

                STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information should be read with the prospectus(es) of New York Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

NEW YORK MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

             Statement dated December 31, 1997

[Graphic]Federated Investors

Federated Securities Corp., Distributor
Cusip 314229733
Cusip 314229741
8120103B (12/97)

TABLE OF CONTENTS

INVESTMENT POLICIES                                              1
  Acceptable Investments                                         1
  Participation Interests                                        1
  Municipal Leases                                               1
  Ratings                                                        1
  When-Issued and Delayed Delivery Transactions                  1
  Repurchase Agreements                                          2
  Credit Enhancement                                             2
NEW YORK INVESTMENT RISKS                                        2
INVESTMENT LIMITATIONS                                           3
  Selling Short and Buying on Margin                             3
  Borrowing Money                                                3
  Pledging Assets                                                3
  Investing in Real Estate                                       3
  Investing in Commodities and Minerals                          3
  Underwriting                                                   3
  Making Loans                                                   3
  Acquiring Securities                                           3
  Investing in Securities of Other Investment
    Companies                                                    3
  Investments in Any One Issuer                                  3
  Investing in New Issuers                                       4
  Investing in Issuers whose Securities Are Owned
    by Officers and Trustees of the Trust                        4
  Investing in Options                                           4
  Investing in Illiquid Securities                               4
  Isuing Senior Securities                                       4
  Regulatory Compliance                                          4
FEDERATED MUNICIPAL TRUST MANAGEMENT                             5
  Share Ownership                                                8
  Trustee Compensation                                           9
  Trustee Liability                                              9
INVESTMENT ADVISORY SERVICES                                     9
  Investment Adviser                                             9
  Advisory Fees                                                 10
BROKERAGE TRANSACTIONS                                          10
OTHER SERVICES                                                  10
  Fund Administration                                           10
  Custodian and Portfolio Accountant                            10
  Transfer Agent                                                10
  Independent Public Accountants                                10
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES                      11
DETERMINING NET ASSET VALUE                                     11
REDEMPTION IN KIND                                              11
MASSACHUSETTS PARTNERSHIP LAW                                   12
THE FUND'S TAX STATUS                                           12
PERFORMANCE INFORMATION                                         12
  Yield                                                         12
  Effective Yield                                               12
TAX EQUIVALENT YIELD                                            12
  Tax-Equivalency Table                                         12
  Total Return                                                  13
  Performance Comparisons                                       13
  Economic and Market Information                               14
ABOUT FEDERATED INVESTORS                                       14
  Mutual Fund Market                                            14
  Institutional Clients                                         14
  Bank Marketing                                                15
  Broker/Dealers and Bank Broker/Dealer
   Subsidiaries                                                 15
APPENDIX                                                        16

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval.
Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

NEW YORK INVESTMENT RISKS

The Fund invests in obligations of New York (the "State") issuers which result in the Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

The State has achieved fiscal balance for the last few years after large deficits in the middle and late 1980's. Growing social service needs, education and Medicare expenditures have been the areas of largest growth while prudent program cuts and increases in revenues through service fees have enabled the state's budget to remain within balance for the last few years. While the state still has a large accumulated deficit as a percentage of its overall budget, the fiscal performance in recent years has demonstrated a changed political environment that has resulted in realistic revenue and expenditure projections to achieve financially favorable results. The state also benefits from a high level of per capita income that is well above the national average and from significant amounts of international trade.

New York's economy is large and diverse. While several upstate counties benefit from agriculture, manufacturing and high technology industries, New York City nonetheless still dominates the State's economy through its international importance in economic sectors such as advertising, finance, and banking. New York's recession ended during the first quarter of 1993, but recovery has been at a slower pace than national or regional levels. Since October 1992, total employment has increased by more than 4% while the unemployment rate declined from 8.7% to 6.4%. The state estimates that employment will increase by another 1% through the end of 1998.

New York's budget process has been historically characterized by contentious and protracted budget debates. Fiscal years 1997 and 1998 were no exception; in both cases the budgets were passed months after the end of the prior fiscal year. Financial operations in fiscal years 1996 and 1997 have improved due to a growing economy and expenditure controls. Between 3/31/95 and 3/31/97, the fund balance deficit in the General Fund dropped from $3.3 billion to $994 million.

After two years of minimal budget growth, New York eased its spending restraint in the FY1998 Budget by increasing expenditures by over 5%. The FY1998 Budget also includes tax cuts, the impact from which will be most pronounced in the years 2000 and beyond. The State expects that the growth from economically sensitive taxes will be sufficient to offset the revenue lost from the tax cuts.

The improvement in the state's credit quality was sufficient for Standard & Poor's to upgrade New York's General Obligation rating from A- to A in August of 1997. Moody's continues to assign an A rating to New York.

The Fund's concentration in municipal securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions.

BORROWING MONEY

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, although it may invest in New York municipal securities secured by real estate or interests in real estate.

INVESTING IN COMMODITIES AND MINERALS

The Fund will not purchase or sell commodities, commodity contracts, or oil, gas, or other mineral exploration or development programs.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

MAKING LOANS

The Fund will not make loans except that it may acquire publicly or non-publicly issued New York municipal securities, in accordance with its investment objective, policies, and limitations, and the Trust's Declaration of Trust.

ACQUIRING SECURITIES

The Fund will not acquire the voting securities of any issuer, except as part of a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund will not invest in securities issued by any other investment company or investment trust.

INVESTMENTS IN ANY ONE ISSUER

With respect to securities comprising 75% of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalitites, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the government body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a nongovernmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

INVESTING IN NEW ISSUERS

The Fund will not invest more than 5% of the value of its total assets in securities of issuers (or in the alternative, guarantors, where applicable) which have records of less than three years of continuous operations, including the operation of any predecessor.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
TRUSTEES OF THE TRUST

The Fund will not purchase or retain the securities of any issuer if the Officers and Trustees of the Trust or its investment adviser, owning individually more than .50% of the issuer's securities, together own more than 5% of the issuer's securities.

INVESTING IN OPTIONS

The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

ISSUING SENIOR SECURITIES

The Fund will not issue senior securities, except as permitted by the investment objective and policies and limitations of the Fund.

The above limitations cannot be changed without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments , as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village
Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly,
Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of
Massachusetts; formerly, President, State Street Bank and Trust
Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh

Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the
  Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund:
2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Cash II Shares of New York Municipal Cash
Trust: North Fork Bank, Mattituck, New York, owned approximately 4,661,718 shares (17.74%); SEI Trust Company, Oaks, Pennsylvania, owned approximately 3,128,648 shares (11.91%); Barrons Educational Series, Inc., Hauppa, New York, owned approximately 2,606,824 shares (9.92%); Compass Investment Services Corp., Melville, New York, owned approximately 2,406,956 shares (9.16%); Misty Associates, Inc., Hauppauge, New York, owned approximately 1,481,399 shares (5.63%); and Kent Michael Wolgemuth, New York, New York, owed approximately 1,364,961 shares (5.19%).

As of November 24, 1997, the following shareholders of record owed 5% or more of the outstanding Institutional Service Shares of New York Municipal Cash Trust: Fiduciary Trust Co. International, New York, New York, owned approximately 72,728,500 shares (15.97%) and Fleet Securities Corp., Rochester, New York, owned approximately 59,447,541 shares (13.05%).

TRUSTEE COMPENSATION

                             AGGREGATE
NAME,                       COMPENSATION
POSITION WITH                   FROM                       TOTAL COMPENSATION PAID
TRUST                          TRUST*#                        FROM FUND COMPLEX+

John F. Donahue                   $0   $0 for the Trust and
Chairman and Trustee                   56 other investment companies in the Fund
Complex
Thomas G. Bigley              $4,443   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
John T. Conroy, Jr.           $4,443   $119,615 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
William J. Copeland           $4,443   $119,615 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Glen R. Johnson                   $0   $0 for the Trust and
President and Trustee                  8 other investment companies in the Fund Complex
James E. Dowd                 $4,443   $119,615 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.       $4,038   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.       $4,443   $119,615 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Peter E. Madden               $4,038   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
John E. Murray, Jr.,          $4,038   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Wesley W. Posvar              $4,038   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex
Marjorie P. Smuts             $4,038   $108,725 for the Trust and
Trustee                                56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended
  October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the New York Municipal Cash Trust, the Fund,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the New York Municipal Cash Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned
$1,787,405, $1,298,934, and $1,335,835, respectively, of which
$421,045, $343,123, and $351,948, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $337,389, $245,547, and $252,807, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, payments in the amounts of $57,455 and $1,059,609 were made pursuant to the Plan, for Cash II Shares and Institutional Service Shares, respectively, none of which was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amounts of $57,455 and $1,059,609 for Cash II Shares and Institutional Service Shares, respectively, of which $57,455 and $296,691, respectively, were paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than
0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

For the seven-day period ended October 31, 1997, the yields for Cash II Shares and Institutional Service Shares were 3.04% and 3.22%, respectively.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended October 31, 1997, the effective yields for Cash II Shares and Institutional Service Shares were 3.08% and 3.27%, respectively.



TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 39.60% tax rate (the maximum effective federal rate for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yields for Cash II Shares and Institutional Service Shares were 5.03% and 5.33%, respectively.

TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

              TAXABLE YIELD EQUIVALENT FOR 1997

                     STATE OF NEW YORK

TAX BRACKET:

FEDERAL
             15.00%      28.00%      31.00%     36.00%    39.60%

COMBINED FEDERAL AND STATE

             21.85%      34.85%      37.85%     42.85%    46.45%

JOINT         $1-      $41,201-    $99,601-  $151,751-      OVER
RETURN      41,200      99,600     151,750    271,050     $271,050

SINGLE        $1-      $24,651-    $59,751-  $124,651-      OVER
RETURN      24,650      59,750     124,650    271,050     $271,050

TAX-EXEMPT
YIELD                  TAXABLE YIELD EQUIVALENT

1.50%      1.92%     2.30%      2.41%      2.62%      2.80%
2.00%      2.56%     3.07%      3.22%      3.50%      3.73%
2.50%      3.20%     3.84%      4.02%      4.37%      4.67%
3.00%      3.84%     4.60%      4.83%      5.25%      5.60%
3.50%      4.48%     5.37%      5.63%      6.12%      6.54%
4.00%      5.12%     6.14%      6.44%      7.00%      7.47%
4.50%      5.76%     6.91%      7.24%      7.87%      8.40%
5.00%      6.40%     7.67%      8.05%      8.75%      9.34%
5.50%      7.04%     8.44%      8.85%      9.62%     10.27%
6.00%      7.68%     9.21%      9.65%     10.50%     11.20%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Fund's Cash II Shares average annual total returns for the one-year and five-year periods ended October 31, 1997 and for the period from April 25, 1991 (date of initial public investment) through October 31, 1997 were 3.07%, 2.73% and 2.87%, respectively.

The Fund's Institutional Service Shares average annual total returns for the one-year, five-year and ten-year periods ended October 31, 1997 were 3.26%, 2.91% and 3.80%, respectively.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide -- we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATIONS
RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA -- Debt rated "AAA" has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION
RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS)
RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3) -- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICES, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


Florida Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Florida Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Florida municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Florida, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and which will enable the Fund to maintain an investment portfolio that will cause its shares to be exempt from the Florida intangibles tax consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                                          1
 Financial Highlights--Institutional Shares                        2
 General Information                                               3
 Investment Information                                            3
 Investment Objective                                              3
 Investment Policies                                               3
 Florida Municipal Securities                                      5
 Investment Risks                                                  5
 Investment Limitations                                            5
 Fund Information                                                  6
 Management of the Fund                                            6
 Distribution of Institutional Shares                              6
 Administration of the Fund                                        7
 Net Asset Value                                                   7
 How to Purchase Shares                                            7
 Purchasing Shares Through a Financial Institution                 7
 Purchasing Shares by Wire                                         8
 Purchasing Shares by Check                                        8
 Special Purchase Features                                         8
 How to Redeem Shares                                              8
 Redeeming Shares Through a Financial Institution                  8
 Redeeming Shares by Telephone                                     8
 Redeeming Shares by Mail                                          9
 Special Redemption Features                                       9
 Account and Share Information                                     9
 Dividends                                                         9
 Capital Gains                                                     9
 Confirmations and Account Statements                              9
 Accounts with Low Balances                                        9
 Voting Rights                                                     9
 Tax Information                                                  10
 Federal Income Tax                                               10
 State and Local Taxes                                            10
 Florida Intangibles Tax                                          10
 Florida State Municipal Taxation                                 10
 Other Classes of Shares                                          11
 Performance Information                                          11
 Financial Highlights--Cash II Shares                             12
 Financial Statements                                             13
 Report of Independent Public Accountants          Inside Back Cover

SUMMARY OF FUND EXPENSES

                                     INSTITUTIONAL SHARES
                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)        None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)                                                  None
Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
Exchange Fee                                                                                    None

                                ANNUAL FUND OPERATING EXPENSES
                      (As a percentage of projected average net assets)
Management Fee (after waiver)(1)                                                                0.27%
12b-1 Fee(2)                                                                                    0.00%
Total Other Expenses                                                                            0.32%
   Shareholder Services Fee (after waiver)(3)                                             0.19%
Total Operating Expenses(4)                                                                     0.59%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The Fund has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending October 31, 1998. If the Fund were paying or accruing the 12b-1 fee, the Fund would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. See "Fund Information."

(3) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total Institutional Shares operating expenses in the table above are based on expenses expected during fiscal year ending October 31, 1998. The total Institutional Shares operating expenses were 0.54% for the fiscal year ended October 31, 1997 and would have been 0.79% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                       $74

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                  YEAR ENDED OCTOBER 31,
                                                           1997       1996       1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00      $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.03       0.03       0.04     0.004
 LESS DISTRIBUTIONS
   Distributions from net investment income                 (0.03)     (0.03)     (0.04)   (0.004)
 NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00      $1.00     $1.00
 TOTAL RETURN(B)                                             3.20%      3.20%      3.60%     0.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                  0.54%      0.49%      0.45%    0.28%*
   Net investment income                                     3.15%      3.17%      3.58%    3.28%*
   Expense waiver/reimbursement(c)                           0.25%      0.34%      0.42%    1.03%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                $479,860   $500,993   $153,347   $53,966

* Computed on an annualized basis.

(a) Reflects operations for the period from September 21, 1994 (date of initial public investment) to October 31, 1994. For the period from September 12, 1994 (start of business) to September 21, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Cash II Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Florida municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Florida taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investment portfolio that will cause its shares to be exempt from the Florida intangibles tax. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Florida and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the Florida intangibles tax ("Florida Municipal Securities"). Examples of Florida Municipal Securities, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Florida Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Florida Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Florida Municipal Securities is subject to the federal alternative minimum tax.

FLORIDA MUNICIPAL SECURITIES

Florida Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Florida Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Florida Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Florida Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Florida Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Florida Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Florida Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Florida Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Florida Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Due to these risk considerations the Fund's concentration in Florida Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Florida Municipal Cash Trust -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Florida Municipal Cash Trust -- Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholders checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, Charles Schwab and Company, Inc., San Francisco, California, (as record owner holding Institutional Shares for its clients), owned 64.69% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Florida. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

FLORIDA INTANGIBLES TAX

Shareholders of the Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. Accordingly, the value of the Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

However, if the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the Florida intangibles tax, even if they partly relate to Florida tax-exempt securities.

FLORIDA STATE MUNICIPAL TAXATION

In a majority of states that have an income tax, dividends paid by a mutual fund attributable to investments in a particular states municipal obligations are exempt from both federal and such states income tax. If Florida were to adopt an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Florida state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Florida state income tax. A constitutional amendment approved by referendum would be required before an individual tax could be imposed.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Cash II Shares. Cash II Shares are sold at net asset value primarily to retail customers of financial institutions and are subject to a minimum initial investment of $10,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Cash II Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--CASH II SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                        YEAR ENDED
                                                                        OCTOBER 31,
                                                                     1997      1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.03        0.03
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.03)      (0.03)
 NET ASSET VALUE, END OF PERIOD                                     $1.00       $1.00
 TOTAL RETURN(B)                                                    2.94%       2.80%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%      0.65%*
   Net investment income                                            2.88%      3.07%*
   Expense waiver/reimbursement(c)                                  0.24%      0.43%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                        $62,756     $31,824

* Computed on an annualized basis.

(a) Reflects operations for the period from November 27, 1995 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.5%
 ALABAMA--5.6%
 $          5,000,000 Alabama HFA, Multifamily Revenue Bonds (Series 1997) Weekly    $    5,000,000
                      VRDNs (YW Housing Partners, Ltd. Project)/(Amsouth Bank N.A.,
                      Birmingham LOC)
            3,000,000 Alabama State IDA Weekly VRDNs (Columbus Mills Inc.                 3,000,000
                      Project)/(SunTrust Bank, Atlanta LOC)
            3,350,000 Alabama State IDA, Industrial Revenue Bonds Weekly VRDNs            3,350,000
                      (Kappler USA, Inc. Project)/ (National Bank of Canada,
                      Montreal LOC)
            4,500,000 Alabama State IDA, Revenue Bonds Weekly VRDNs (Southern Bag         4,500,000
                      Corporation, Ltd.)/(South Trust Bank of Alabama, Birmingham
                      LOC)
            1,500,000 Birmingham, AL IDA, (Series 1997) Weekly VRDNs (Millcraft, AL       1,500,000
                      Inc.)/(Regions Bank, Alabama LOC)
              270,000 Geneva County, AL IDB, Adjustable Fixed Rate IDRB's (Series           270,000
                      1996) Weekly VRDNs (Brooks AG Co., Inc.)/(Regions Bank,
                      Alabama LOC)
              500,000 Montgomery, AL IDB, (Series 1997) Weekly VRDNs (KINPAK INC.           500,000
                      Project)/(First Union National Bank of Florida LOC)
            4,000,000 St. Clair County, AL IDB, (Series 1993) Weekly VRDNs (Ebsco         4,000,000
                      Industries, Inc.)/(National Australia Bank, Ltd., Melbourne
                      LOC)
            5,300,000 Sumter County, AL IDA, Industrial Revenue Bonds (Series             5,300,000
                      1995A) Weekly VRDNs (Fulghum Fibres Project (AL))/(Regions
                      Bank, Alabama LOC)
            3,000,000 Troy, AL IDB, IRB's (Series 1996A) Weekly VRDNs (Hudson             3,000,000
                      Sauces & Dressings, Inc.)/ (Amsouth Bank N.A., Birmingham
                      LOC)
                          TOTAL                                                          30,420,000
 FLORIDA--71.5%
           20,000,000 Brevard County, FL School District, (Series 1997), 3.95%           20,025,576
                      TANs, 6/30/1998
            2,950,000 Brevard County, FL Weekly VRDNs (Greywater                          2,950,000
                      Investments)/(Huntington National Bank, Columbus, OH LOC)
            3,435,000 Broward County, FL HFA, (CR-5), 3.90% TOBs (GNMA                    3,435,000
                      COL)/(Citibank NA, New York LIQ), Optional Tender 11/1/1997
            3,000,000 Broward County, FL HFA, Multifamily Housing Revenue Refunding       3,000,000
                      Bonds (1995 Series B) Weekly VRDNs (Harbour Town of Jacaranda
                      Project)/(SouthTrust Bank of Alabama, Birmingham LOC)
            2,530,000 Broward County, FL HFA, Single Family Mortgage Revenue Bonds        2,530,000
                      (Series 1997), 4.05% TOBs (Trinity Funding Company INV),
                      Mandatory Tender 4/1/1998
            3,240,000 Broward County, FL Health Facility Authority, Revenue Bonds         3,240,000
                      Weekly VRDNs (John Knox Village of Florida)/(First Union
                      National Bank, Charlotte, N.C. LOC)
           15,000,000 Broward County, FL, (Series B), 3.85% CP (Bank of                  15,000,000
                      Tokyo-Mitsubishi Ltd. LIQ), Mandatory Tender 2/25/1998

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          1,130,000 Broward County, FL, IDRB (Series 1993) Weekly VRDNs (American  $    1,130,000
                      Whirlpool Products Corp. Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
            1,000,000 Broward County, FL, IDRB's (Series 1997) Weekly VRDNs (Fast         1,000,000
                      Real Estate Partners, Ltd.)/ (SunTrust Bank, Central Florida
                      LOC)
           12,000,000 Capital Projects Finance Authority, FL, Revenue Bonds (Series      12,000,000
                      1997) Weekly VRDNs (FSA INS)/(Credit Suisse First Boston,
                      Inc. LIQ)
            6,000,000 Charlotte County, FL School District, (Series 1997), 4.00%          6,008,249
                      TANs, 6/30/1998
            3,000,000 Citrus Park, FL Community Development District, Capital             3,000,000
                      Improvement Bonds (Series 1996) Weekly VRDNs (Hillsborough
                      County, FL IDA)/(Dresdner Bank AG, Frankfurt LOC)
           13,420,000 (b)Clipper Florida Tax-Exempt Trust, Class A Certificates of       13,420,000
                      Participation, Series 1996-3B Weekly VRDNs (Escambia County,
                      FL HFA)/(State Street Bank and Trust Co. LOC)
            4,020,000 Dade County, FL IDA Weekly VRDNs (Futernick Associates,             4,020,000
                      Inc.)/(First Union National Bank, Charlotte, NC LOC)
            1,000,000 Dade County, FL IDA, (Series 1985C) Weekly VRDNs (Dolphins          1,000,000
                      Stadium)/(Societe Generale, Paris LOC)
            1,300,000 Dade County, FL IDA, IDRB (Series 1995) Weekly VRDNs (June          1,300,000
                      Leasing Co. Project (FL))/(First Union National Bank of
                      Florida LOC)
            2,000,000 Dade County, FL IDA, IDRB's (Series 1996A) Weekly VRDNs (U.S.       2,000,000
                      Holdings, Inc.)/(First Union National Bank of Florida LOC)
            1,100,000 Dade County, FL IDA, Industrial Development Revenue Refunding       1,100,000
                      Bonds Weekly VRDNs (Continental Farms, Inc.)/(Nationsbank,
                      N.A., Charlotte LOC)
            3,000,000 Dade County, FL School District, 4.50% Bonds (MBIA INS),            3,007,316
                      2/15/1998
            1,000,000 Duval County, FL HFA, Multifamily Housing Revenue Bonds             1,000,000
                      (Series 1985 F) Weekly VRDNs (Lakes of Mayport Apartments
                      Project)/(SunTrust Bank, Atlanta LOC)
            2,000,000 (b)Escambia County, FL HFA, P-Floats PA-129 Weekly VRDNs            2,000,000
                      (Merrill Lynch Capital Services, Inc. LIQ)
            4,620,000 (b)Escambia County, FL HFA, PT-121, 3.60% TOBs (GNMA                4,620,000
                      COL)/(Banco Santander LIQ), Mandatory Tender 4/2/1998
           14,180,000 (b)Escambia County, FL HFA, Variable Rate Certificates,            14,180,000
                      (Series 1997E) Weekly VRDNs (Bank of America NT and SA, San
                      Francisco LIQ)
              730,000 Eustis Health Facilities Authority, FL, Health Facilities             730,000
                      Revenue Bonds, (Series 1992) Weekly VRDNs (Florida
                      Hospital/Waterman, Inc. Project)/(SunTrust Bank, Central
                      Florida LOC)
            1,400,000 Florida HFA, (Series 1989E) Weekly VRDNs (Fairmont Oaks             1,400,000
                      Project)/(Comerica Bank, Detroit, MI LOC)
            3,300,000 Florida HFA, (Series 1996U) Weekly VRDNs (Heron Park                3,300,000
                      Project)/(Nationsbank, N.A., Charlotte LOC)
            6,920,000 (b)Florida HFA, Homeowner Mortgage Revenue Bonds PT-88              6,920,000
                      (Series 1996-3) Weekly VRDNs (GNMA COL)/(Banco Santander LIQ)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          4,700,000 Florida HFA, Housing Revenue Bonds (Series J) Weekly VRDNs     $    4,700,000
                      (Ashley Lake Project)/ (Barclays Bank PLC, London LOC)
            2,500,000 Florida HFA, Multifamily Housing Revenue Bonds (1995 Series         2,500,000
                      M) Weekly VRDNs (Bainbridge Club Apartments Project)/(PNC
                      Bank, Kentucky LOC)
              770,000 Florida State Department of Transportation, (Alligator Alley          777,914
                      Revenue Bonds, Series 1997), 5.50% Bonds (FGIC INS), 7/1/1998
            2,500,000 (b)Florida State Department of Transportation, (Series 1993A)       2,500,000
                      Weekly VRDNs (Norwest Bank Minnesota, Minneapolis LOC)
            2,385,000 Florida State, 5.00% Bonds, 7/1/1998                                2,404,239
            2,860,000 (b)Fort Myers, FL, PA-180 (Series 1997A) Weekly VRDNs (AMBAC        2,860,000
                      INS)/(Merrill Lynch Capital Services, Inc. LIQ)
            7,500,000 Greater Orlando (FL) Aviation Authority, Airport Facilities         7,500,000
                      Subordinated CP Notes (Series B), 3.75% CP, Mandatory Tender
                      12/11/1997
            6,300,000 Greater Orlando (FL) Aviation Authority, Airport Facilities         6,300,000
                      Subordinated CP Notes (Series B), 3.75% CP, Mandatory Tender
                      12/9/1997
            3,300,000 Halifax Hospital Medical Center, FL, Daytona Beach, FL              3,301,780
                      (Series 1997), 4.125% TANs (Barnett Bank, N.A. LOC),
                      4/15/1998
            3,900,000 Hillsborough County, FL Aviation Authority, Bond Anticipation       3,900,000
                      Commercial Paper Notes, 3.80% CP (Tampa International
                      Airport)/(National Westminster Bank, PLC, London LOC),
                      Mandatory Tender 12/16/1997
            2,000,000 Hillsborough County, FL IDA Weekly VRDNs (Ringhager Equipment       2,000,000
                      Co.)/(Mellon Bank N.A., Pittsburgh LOC)
            1,000,000 Hillsborough County, FL IDA, (Series 1988) Weekly VRDNs             1,000,000
                      (Florida Steel Corp.)/(Bankers Trust Co., New York LOC)
            2,000,000 Hillsborough County, FL IDA, (Series 1992) Weekly VRDNs             2,000,000
                      (SIFCO Turbine Component Service)/(National City Bank,
                      Cleveland, OH LOC)
            1,400,000 Hillsborough County, FL IDA, IDRB's (Series 1996) Weekly            1,400,000
                      VRDNs (VIGO Importing Company Project)/(Barnett Bank, N.A.
                      LOC)
            1,335,000 Hillsborough County, FL IDA, Variable Rate Demand IRDB's            1,335,000
                      (Series 1996) Weekly VRDNs (Trident Yacht Building
                      Partnership Project)/(First Union National Bank of Florida
                      LOC)
            4,080,000 Indian River County, FL, IDRB's (Series 1997) Weekly VRDNs          4,080,000
                      (Ocean Spray Cranberries, Inc.)/ (Wachovia Bank of NC, N.A.,
                      Winston-Salem LOC)
            3,295,000 (b)Jacksonville Transportation Authority, PA-163 Weekly VRDNs       3,295,000
                      (Florida State)/(Merrill Lynch Capital Services, Inc. LIQ)
            2,805,000 Jacksonville, FL HFDC, Health Facilities Revenue Bonds              2,805,000
                      (Series 1994) Weekly VRDNs (River Garden/The Coves
                      Project)/(First Union National Bank, Charlotte, NC LOC)
            1,900,000 Jacksonville, FL HFDC, Health Facilities Revenue Bonds              1,900,000
                      (Series 1996) Weekly VRDNs (Jacksonville Faculty Practice
                      Association Project)/(Nationsbank, N.A., Charlotte LOC)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          2,130,000 Jacksonville, FL IDA, (Series 1996) Weekly VRDNs (St. John's   $    2,130,000
                      Medical Investors, Ltd.)/ (Barnett Bank, N.A. LOC)
            6,500,000 Jacksonville, FL IDA, IDRBs (series 1996) Weekly VRDNs              6,500,000
                      (Portion Pac, Inc.)/ (Heinz (H.J.) Co. GTD)
              800,000 Jacksonville, FL Weekly VRDNs (Metal Sales)/(National City            800,000
                      Bank, Kentucky LOC)
            3,800,000 Lake Shore, FL Hospital Authority, Health Facilities Revenue        3,800,000
                      Bonds (Series 1991) Weekly VRDNs (Lake Shore
                      Hospital)/(Kredietbank N.V., Brussels LOC)
            2,680,000 Lee County, FL IDA, (Series 1985) Weekly VRDNs (Christian &         2,680,000
                      Missionary Alliance Foundation)/(Banque Paribas, Paris LOC)
            3,200,000 Lee County, FL IDA, IDRB (Series 1994) Weekly VRDNs (Baader         3,200,000
                      North America Corp.)/ (Deutsche Bank, AG LOC)
              710,000 Manatee County, FL HFA Weekly VRDNs (Carriage Club)/(Mellon           710,000
                      Bank N.A., Pittsburgh LOC)
            2,285,000 Manatee County, FL HFA, Multifamily Mortgage Revenue                2,285,000
                      Refunding Bonds (Series 1989- A) Weekly VRDNs
                      (Hampton/McGuire L.P.)/(Nationsbank, N.A., Charlotte LOC)
            3,000,000 Manatee County, FL Port Authority, (Series 1997), 4.25% BANs,       3,006,691
                      7/1/1998
            3,500,000 Manatee County, FL, IDR Refunding Bonds (Series 1997) Weekly        3,500,000
                      VRDNs (CFI Manufacturing, Inc. Project)/(Barnett Bank, N.A.
                      LOC)
            1,000,000 Marion County, FL Health Facility Authority, Multifamily            1,000,000
                      Revenue Bonds (1985 Series F) Weekly VRDNs (Paddock Place
                      Project)/(SunTrust Bank, Atlanta LOC)
            2,400,000 Martin County, FL IDA, Tender Industrial Revenue Bonds              2,400,000
                      (Series 1986) Weekly VRDNs (Tampa Farm Service, Inc.
                      Project)/(SunTrust Banks, Inc. LOC)
            9,100,000 Ocean Highway and Port Authority, Revenue Bonds (Series 1990)       9,100,000
                      Weekly VRDNs (ABN AMRO Bank N.V., Amsterdam LOC)
            2,400,000 Okeechobee County, FL, (Series 1992) Weekly VRDNs (Morgan           2,400,000
                      Guaranty Trust Co., New York LOC)
            5,893,000 Orange County, FL HFA, (Series 1997A) Weekly VRDNs (Regal           5,893,000
                      Pointe Apartments Project)/ (Nationsbank, N.A., Charlotte
                      LOC)
              730,000 Orange County, FL HFA, Multifamily Housing Revenue Bonds              730,000
                      Weekly VRDNs (Sutton Place Ltd. Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
           11,000,000 Orange County, FL School District, (Series 1997), 4.25% TANs,      11,050,949
                      9/15/1998
            6,200,000 Orlando, FL (City of), Capital Improvement Commerial Paper          6,200,000
                      Notes, (1994 Series-A), 3.75% CP, Mandatory Tender 11/14/1997
            7,000,000 Palm Beach County, FL HFA, SFM Revenue Bonds, (Series 1997B),       7,000,000
                      3.95% TOBs (Bayerische Landesbank Girozentrale INV),
                      Mandatory Tender 7/1/1998
           20,000,000 Palm Beach County, FL School District, (Series 1997), 4.50%        20,140,681
                      TANs, 10/13/1998

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE
 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          2,300,000 Palm Beach County, FL, Revenue Bonds, (Series 1995) Weekly     $    2,300,000
                      VRDNs (Norton Gallery and School of Art, Inc.
                      Project)/(Northern Trust Co., Chicago, IL LOC)
            3,500,000 (b)Pinellas County Industry Council, FL, IDRB (Series 1994)         3,500,000
                      Weekly VRDNs (Genca Corporation Project)/(PNC Bank, Ohio,
                      N.A. LOC)
            2,633,000 Pinellas County Industry Council, FL, IDRB (Series 1995)            2,633,000
                      Weekly VRDNs (ATR International Inc., Project)/(First Union
                      National Bank of Florida LOC)
            2,740,000 Pinellas County, FL HFA, Single Family Mortgage Revenue Bonds       2,740,000
                      (Series 1997 B), 3.80% TOBs (Westdeutsche Landesbank
                      Girozentrale INV), Mandatory Tender 2/1/1998
            2,260,000 (b)Pinellas County, FL Health Facility Authority, SFM Revenue       2,260,000
                      Bonds (Series PA-92) Weekly VRDNs (GNMA COL)/(Merrill Lynch
                      Capital Services, Inc. LIQ)
            1,000,000 Polk County, FL IDA, Variable Rate Demand IDRB's (Series            1,000,000
                      1996) Weekly VRDNs (Ytong Florida, Ltd. Project)/(First Union
                      National Bank of Florida LOC)
           12,700,000 Putnam County, FL Development Authority, (Series 1984D),           12,700,000
                      3.60% TOBs (Seminole Electric Cooperative, Inc
                      (FL))/(National Rural Utilities Cooperative Finance Corp.
                      GTD), Optional Tender 12/15/1997
            8,085,000 Putnam County, FL Development Authority, Floating/Fixed Rate        8,085,000
                      Poll Control Revenue Bonds (Pooled Series 1984 H-4), 3.70%
                      TOBs (Seminole Electric Cooperative, Inc (FL))/(National
                      Rural Utilities Cooperative Finance Corp. LOC), Optional
                      Tender 3/15/1998
            2,500,000 St. Petersburg, FL HFA, Refunding Revenue and Revenue Bonds         2,500,000
                      (Series 1997) Weekly VRDNs (Manorah Manor)/(SunTrust Bank,
                      Central Florida LOC)
            2,280,000 (b)Sarasota County, FL IDRB (Series 1994) 4.00% (Resource           2,280,000
                      Recovery Systems of Sarasota Project)/(Fleet National Bank,
                      Providence, RI LOC) 11/26/1997
            4,100,000 Sarasota County, FL Public Hospital District, Series 1993A,         4,100,000
                      3.90% CP (Sarasota Memorial Hospital), Mandatory Tender
                      12/9/1997
            2,115,000 Sarasota, FL, Educational Facilities Revenue Bonds (Series          2,115,000
                      1996) Weekly VRDNs (Ringling School of Art and Design,
                      Inc.)/(SunTrust Bank, Central Florida LOC)
            4,400,000 Seminole County, FL Health Facility Authority IDA, (Series          4,400,000
                      1991) Weekly VRDNs (Florida Living Nursing Center)/(Barnett
                      Bank, N.A. LOC)
            7,595,000 St. Lucie County, FL, IDR Bonds (Series 1985) Weekly VRDNs          7,595,000
                      (Savannahs Hospital)/ (Nationsbank, N.A., Charlotte LOC)
           14,885,000 Stephens Municipal Investment Products Company, Inc., (Class       14,885,000
                      B Certificates) Weekly VRDNs (Jacksonville Electric
                      Authority)/(Bank of New York, New York LIQ)
            1,300,000 Sumter County, FL IDA Weekly VRDNs (Great Southern Wood of          1,300,000
                      Florida)/(SouthTrust Bank of Alabama, Birmingham LOC)
           13,500,000 (b)TEB Municipal Trust I, Class A Floating Rate Receipts           13,500,000
                      Weekly VRDNs (Uniforet Inc.)/(Bank One, Ohio, N.A. LOC)
            3,300,000 Tamarac, FL, IDRB (Series 1995) Weekly VRDNs (Arch Aluminum &       3,300,000
                      Glass Co., Inc. Project)/ (Mellon Bank N.A., Pittsburgh LOC)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          6,000,000 Titusville, FL, Multi-Purpose Revenue Bonds, Installment       $    6,000,000
                      1995A Weekly VRDNs (Banque Paribas, Paris LOC)
            2,060,000 Volusia County, FL Health Facilities Authority, (Series             2,060,000
                      1994A) 3.95% (Southwest Volusia Healthcare Corp.)/(First
                      Union National Bank, Charlotte, NC LOC) 11/27/1997
            1,575,000 Volusia County, FL IDA Weekly VRDNs (Crane Cams)/(Wells Fargo       1,575,000
                      Bank, Arizona LOC)
            2,700,000 Wakulla County, FL IDA Weekly VRDNs (Winco Utilities, Inc.          2,700,000
                      Project)/(Barnett Bank, N.A. LOC)
                          TOTAL                                                         387,929,395
 GEORGIA--0.9%
            4,995,000 Bartow County School District, GA, (Series 1997), 4.00% TANs,       4,997,378
                      12/31/1997
 ILLINOIS--0.5%
            2,700,000 Illinois Development Finance Authority, (Series 1997) Weekly        2,700,000
                      VRDNs (Ada S. McKinley Community Services, Inc.)/(Harris
                      Trust & Savings Bank, Chicago LOC)
 INDIANA--0.4%
            2,330,000 Penn Harris Madison, IN ISD, Temporary Loan Time Warrants,          2,331,487
                      4.10% TANs, 12/31/1997
 KENTUCKY--1.7%
            9,500,000 Kentucky Housing Corp., Housing Revenue Bonds (Series 1997          9,500,000
                      D), 4.00% TOBs, Mandatory Tender 12/31/1997
 MARYLAND--0.5%
              600,000 Anne Arundel County, MD, Economic Development Revenue Bonds           600,000
                      (Series 1996) Weekly VRDNs (Atlas Container Corp.
                      Project)/(Mellon Bank N.A., Pittsburgh LOC)
              850,000 Baltimore County, MD, Revenue Bonds (1994 Issue) Weekly VRDNs         850,000
                      (Direct Marketing Associates, Inc. Facility)/(First National
                      Bank of Maryland, Baltimore LOC)
            1,000,000 Maryland State Community Development Administration, (Series        1,000,000
                      1990A) Weekly VRDNs (College Estates)/(First National Bank of
                      Maryland, Baltimore LOC)
              500,000 Wicomico County, MD, EDRB (Series 1994) Weekly VRDNs (Field           500,000
                      Container Co. L.P.)/(Northern Trust Co., Chicago, IL LOC)
                          TOTAL                                                           2,950,000
 MINNESOTA--1.5%
            5,000,000 Faribault, MN IDA, (Series 1988) Weekly VRDNs (Jerome               5,000,000
                      Foods)/(Norwest Bank Minnesota, Minneapolis LOC)
            3,100,000 Lino Lakes, MN, Variable Rate Demand IDRBs (Series 1997)            3,100,000
                      Weekly VRDNs (Taylor Corp.)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
                          TOTAL                                                           8,100,000

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEBRASKA--1.5%
 $          8,400,000 Stanton County, NE, IDRB (Series 1996) Weekly VRDNs (Nucor     $    8,400,000
                      Corporation)/(Nucor Corporation GTD)
 NEW YORK--2.7%
           14,505,000 Niagara County, NY IDA, Solid Waste Disposal Facility Revenue      14,505,000
                      Bonds (Series 1994C) Weekly VRDNs (American Ref-Fuel
                      Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
 NORTH DAKOTA--0.2%
            1,000,000 Fargo, ND, Variable Rate Demand IDRB's (Series 1997) Weekly         1,000,000
                      VRDNs (Owen Industries, Inc.)/ (Mellon Bank N.A., Pittsburgh
                      LOC)
 OHIO--3.0%
            6,500,000 Dayton, OH, Airport Improvement BAN's (Series 1996), 3.80%          6,501,242
                      BANs, 12/16/1997
            6,500,000 (b)Ohio HFA, Trust Receipts, (Series 1996 FR/RI-5) Weekly           6,500,000
                      VRDNs (GNMA COL)/(Bank of New York, New York LIQ)
            3,000,000 Ohio State Public Facilities Commission, Higher Ed Capital          3,001,058
                      Facilities Revenue Bonds, 4.25% Bonds (AMBAC INS), 12/1/1997
                          TOTAL                                                          16,002,300
 PENNSYLVANIA--3.8%
            7,000,000 (b)Pennsylvania Housing Finance Authority, Merlots (Series K)       7,000,000
                      Weekly VRDNs (Corestates Bank N.A., Philadelphia, PA LIQ)
           13,500,000 Pennsylvania State Higher Education Assistance Agency,             13,500,000
                      Student Loan Adjustable Rate Revenue Bonds (Series 1997A)
                      Weekly VRDNs (Student Loan Marketing Association LOC)
                          TOTAL                                                          20,500,000
 RHODE ISLAND--0.9%
            4,900,000 Rhode Island Housing & Mortgage Finance Corp., Homeownership        4,900,000
                      Opportunity Bonds (Series 22-B), 3.70% TOBs, Mandatory Tender
                      12/1/1997
 SOUTH DAKOTA--2.1%
           11,400,000 South Dakota Housing Development Authority, Homeownership          11,400,000
                      Mortgage Bonds (1997 Series E) Weekly VRDNs
 TENNESSEE--0.6%
              300,000 Hawkins County, TN IDB, (Series 1995) Weekly VRDNs (Sekisui           300,000
                      Ta Industries, Inc. Project)/ (Bank of Tokyo-Mitsubishi Ltd.
                      LOC)
            3,000,000 (b)Tennessee Housing Development Agency, (Series C) Weekly          3,000,000
                      VRDNs (Bank of America NT and SA, San Francisco LIQ)
                          TOTAL                                                           3,300,000

 FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 TEXAS--2.1%
 $          2,100,000 Angelina and Neches River Authority, Texas, Solid Waste        $    2,100,000
                      Disposal Revenue Bonds (Series 1993), 4.00% CP (Temple-Eastex
                      Inc. Project)/(Temple-Inland, Inc. GTD), Mandatory Tender
                      12/5/1997
            9,000,000 Tarrant County, TX IDC, (Series 1997) Weekly VRDNs (Lear            9,000,000
                      Operations Corp.)/(Chase Manhattan Bank N.A., New York LOC)
                          TOTAL                                                          11,100,000
                          TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                    $ 540,035,560

Securities that are subject to Alternative Minimum Tax represent 56.5% of the portfolio as calculated based upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) as identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIERSECOND TIER
99.61% 0.39% (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $87,835,000 which represents 16.19% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($542,616,413) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
BANs --Bond Anticipation Notes
COL --Collateralized
CP --Commercial Paper
EDRB --Economic Development Revenue Bonds
FGIC --Financial Guaranty Insurance Company
FSA --Financial Security Assurance
GNMA --Government National Mortgage Association
GTD --Guaranty
HFA --Housing Finance Authority
HFDC --Health Facility Development Corporation
IDA --Industrial Development Authority
IDB --Industrial Development Bond
IDC --Industrial Development Corporation
IDR --Industrial Development Revenue
IDRB --Industrial Development Revenue Bond
INS --Insured
INV --Investment Agreement
IRB --Industrial Revenue Bond
ISD --Independent School District
LIQ --Liquidity Agreement
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
PLC --Public Limited Company
SFM --Single Family Mortgage
TANs --Tax Anticipation Notes
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  540,035,560
 Cash                                                                                       450,816
 Income receivable                                                                        3,214,267
 Receivable for shares sold                                                                   1,685
 Deferred organizational costs                                                                8,883
 Deferred expenses                                                                           15,764
   Total assets                                                                         543,726,975
 LIABILITIES:
 Payable for shares redeemed                                             $  30,064
 Income distribution payable                                               942,290
 Accrued expenses                                                          138,208
   Total liabilities                                                                      1,110,562
 Net Assets for 542,616,413 shares outstanding                                       $  542,616,413
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $479,860,500 / 479,860,500 shares outstanding                                                $1.00
 CASH II SHARES:
 $62,755,913 / 62,755,913 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FLORIDA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                              $ 21,347,290
 EXPENSES:
 Investment advisory fee                                                $   2,318,654
 Administrative personnel and services fee                                    437,669
 Custodian fees                                                                46,624
 Transfer and dividend disbursing agent fees and                               63,469
 expenses
 Directors'/Trustees' fees                                                      7,427
 Auditing fees                                                                 13,125
 Legal fees                                                                     9,088
 Portfolio accounting fees                                                    116,872
 Distribution services fee--Cash II Shares                                    217,783
 Shareholder services fee--Institutional Shares                             1,231,376
 Shareholder services fee--Cash II Shares                                     217,783
 Share registration costs                                                      44,752
 Printing and postage                                                          20,661
 Insurance premiums                                                             5,790
 Taxes                                                                            848
 Miscellaneous                                                                  8,397
   Total expenses                                                           4,760,318
 Waivers --
   Waiver of investment advisory fee                    $ (1,092,531)
   Waiver of distribution services fee--Cash II Shares       (43,985)
   Waiver of shareholder services fee--Institutional        (295,530)
 Shares
     Total waivers                                                        (1,432,046)
       Net expenses                                                                       3,328,272
         Net investment income                                                         $ 18,019,018

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FLORIDA MUNICIPAL CASH TRUST

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $      18,019,018  $      12,310,459
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                             (15,508,497)       (10,917,907)
   Cash II Shares                                                    (2,510,521)        (1,392,552)
     Change in net assets resulting from distributions to           (18,019,018)       (12,310,459)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,742,878,407      2,270,320,962
 Net asset value of shares issued to shareholders in payment          11,374,153          6,801,443
 of distributions declared
 Cost of shares redeemed                                         (1,744,452,792)    (1,897,652,278)
   Change in net assets resulting from share transactions              9,799,768        379,470,127
     Change in net assets                                              9,799,768        379,470,127
 NET ASSETS:
 Beginning of period                                                 532,816,645        153,346,518
 End of period                                                 $     542,616,413  $     532,816,645

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Florida Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Cash II
Shares.

The investment objective of the Fund is current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investement portfolio that will cause its shares to be exempt from the Florida intangibles tax.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:


 SECURITY                          ACQUISITION DATE          ACQUISITION COST
 Clipper FL Tax Exempt Trust         6/14/1997 &               $ 13,420,000
 Class A                               6/19/1997
 Escambia Cty, FL HFA                  12/3/1996                  2,000,000
 P-Floats PA-129
 Escambia Cty, FL HFA 3.90%            8/19/1997                  4,620,000
 TOBs
 Escambia Cty, FL HFA                   6/5/1997                 14,180,000
 Variable Rate Cert
 FL HFA HMRB PT-88                     9/27/1996                  6,920,000
 FL State Dept of                      7/23/1996                  2,500,000
 Transportation
 Fort Myers, FL PA-180                10/10/1997                  2,860,000
 Jacksonville Transportation           8/13/1997                  3,295,000
 Authority PA-163
 Pinellas County Industry           11/29/1994 &                  3,500,000
 Council, FL IDRB                      1/18/1995
 Pinellas County FL HFA SFM             3/5/1995                  2,260,000
 Rev Bonds
 Sarasota County FL IDRB              11/15/1994                  2,280,000
 TEB Municipal Trust I Class A         8/27/1996                 13,500,000
 Ohio HFA Trust Receipts               9/15/1997                  6,500,000
 Pennsylvania HFA                      7/21/1997                  7,000,000
 Tennessee HDA                        10/30/1997                  3,000,000

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                         PERIOD ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                     1997            1996
 Shares sold                                                          1,408,372,551   1,967,231,853
 Shares issued to shareholders in payment of distributions               11,369,710       6,801,419
 declared
 Shares redeemed                                                    (1,440,874,666) (1,626,386,885)
   Net change resulting from Institutional Share                       (21,132,405)     347,646,387
 transactions
                                                                         PERIOD ENDED OCTOBER 31,
 CASH II SHARES                                                          1997             1996
 Shares sold                                                            334,505,856     303,089,109
 Shares issued to shareholders in payment of distributions                    4,443              24
 declared
 Shares redeemed                                                      (303,578,126)   (271,265,393)
   Net change resulting from Cash II Share transactions                  30,932,173      31,823,740
     Net change resulting from share transactions                         9,799,768     379,470,127

At October 31, 1997, capital paid-in aggregated $542,616,413.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Shares and Cash II Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                           PERCENTAGE OF
                         AVERAGE DAILY NET
 SHARE CLASS             ASSETS OF CLASS
 Institutional Shares          0.25%
 Cash II Shares                0.25%

The distributor may voluntarity choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 1997, the Institutional Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services ("FSS") up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $15,374 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $3,160 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $1,728,450,000 and $1,454,300,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 50.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 4.4% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (FLORIDA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Florida Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Florida Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania

December 2, 1997

[Graphic]

Florida Municipal Cash Trust

(A Portfolio of Federated Municipal Trust) Institutional Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

FLORIDA MUNICIPAL CASH TRUST INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management

Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 PPG Place
Pittsburgh, PA 15222

[Graphic]
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 314229758

005392 (12/97)

[Graphic]


Florida Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Cash II Shares

PROSPECTUS

The Cash II Shares of Florida Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Florida municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Florida, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and which will enable the Fund to maintain an investment portfolio that will cause its shares to be exempt from the Florida intangibles tax consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                                          1
 Financial Highlights--Cash II Shares                              2
 General Information                                               3
 Investment Information                                            3
 Investment Objective                                              3
 Investment Policies                                               3
 Florida Municipal Securities                                      5
 Investment Risks                                                  5
 Investment Limitations                                            5
 Fund Information                                                  6
 Management of the Fund                                            6
 Distribution of Cash II Shares                                    6
 Administration of the Fund                                        7
 Net Asset Value                                                   7
 How to Purchase Shares                                            7
 Purchasing Shares Through a Financial Institution                 7
 Purchasing Shares by Wire                                         8
 Purchasing Shares by Check                                        8
 Special Purchase Features                                         8
 How to Redeem Shares                                              8
 Redeeming Shares Through a Financial Institution                  8
 Redeeming Shares by Telephone                                     8
 Redeeming Shares by Mail                                          9
 Special Redemption Features                                       9
 Account and Share Information                                     9
 Dividends                                                         9
 Capital Gains                                                     9
 Confirmations and Account Statements                              9
 Accounts with Low Balances                                        9
 Voting Rights                                                     9
 Tax Information                                                  10
 Federal Income Tax                                               10
 State and Local Taxes                                            10
 Florida Intangibles Tax                                          10
 Florida State Municipal Taxation                                 10
 Other Classes of Shares                                          11
 Performance Information                                          11
 Financial Highlights--Institutional Shares                       12
 Financial Statements                                             13
 Report of Independent Public Accountants          Inside Back Cover

SUMMARY OF FUND EXPENSES

                                              CASH II SHARES
                                   SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)            None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                  None
Exchange Fee                                                                                        None
                                    ANNUAL FUND OPERATING EXPENSES
                         (As a percentage of projected average net assets)
Management Fee (after waiver)(1)                                                                    0.27%
12b-1 Fee (after waiver)(2)                                                                         0.20%
Total Other Expenses                                                                                0.38%
  Shareholder Services Fee                                                                  0.25%
Total Operating Expenses(3)                                                                         0.85%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The 12b-1 Fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The total operating expenses in the table are based on expenses expected during the fiscal year ending October 31, 1998. The total operating expenses were 0.80% for the fiscal year ended October 31, 1997, and would have been 1.04% absent the voluntary waivers of portions of the management fee and 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Cash II Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                      $9
 3 Years                                                                                     $27
 5 Years                                                                                     $47
 10 Years                                                                                    $105

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--CASH II SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                       YEAR ENDED
                                                                       OCTOBER 31,
                                                                    1997       1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                               $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                             0.03        0.03
 LESS DISTRIBUTIONS
   Distributions from net investment income                        (0.03)      (0.03)
 NET ASSET VALUE, END OF PERIOD                                     $1.00       $1.00
 TOTAL RETURN(B)                                                    2.94%       2.80%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                         0.80%      0.65%*
   Net investment income                                            2.88%      3.07%*
   Expense waiver/reimbursement(c)                                  0.24%      0.43%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                        $62,756     $31,824

* Computed on an annualized basis.

(a) Reflects operations for the period from November 27, 1995 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Cash II Shares and Institutional Shares. This prospectus relates only to Cash II Shares of the Fund, which are designed primarily for retail customers of financial institutions as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Florida municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Florida taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investment portfolio that will cause its shares to be exempt from the Florida intangibles tax. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Florida and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the Florida intangibles tax ("Florida Municipal Securities"). Examples of Florida Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Florida Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Florida Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Florida Municipal Securities is subject to the federal alternative minimum tax.

FLORIDA MUNICIPAL SECURITIES

Florida Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Florida Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Florida Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Florida Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Florida Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Florida Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Florida Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Florida Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Florida Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Due to these risk considerations the Fund's concentration in Florida Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF CASH II SHARES

Federated Securities Corp. is the principal distributor for Cash II Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying, or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Cash II Shares from the value of Fund assets attributable to Cash II Shares, and dividing the remainder by the number of Cash II Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below either through a financial institution (such as a bank or broker/dealer), or by wire, or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Florida Municipal Cash Trust--Cash II Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Florida Municipal Cash Trust--Cash II Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, Trustman, Atlanta, Georgia (as record owner holding Cash II Shares for its clients) owned 99.84% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Florida. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

FLORIDA INTANGIBLES TAX

Shareholders of the Fund that are subject to the Florida intangibles tax will not be required to include the value of their Fund shares in their taxable intangible property if all of the Fund's investments on the annual assessment date are obligations that would be exempt from such tax if held directly by such shareholders, such as Florida and U.S. government obligations. As described earlier, the Fund will normally attempt to invest substantially all of its assets in securities which are exempt from the Florida intangibles tax. Accordingly, the value of the Fund shares held by a shareholder should under normal circumstances be exempt from the Florida intangibles tax.

However, if the portfolio consists of any assets which are not so exempt on the annual assessment date, only the portion of the shares of the Fund which relate to securities issued by the United States and its possessions and territories will be exempt from the Florida intangibles tax, even if they partly relate to Florida tax-exempt securities.

FLORIDA STATE MUNICIPAL TAXATION

In a majority of states that have an income tax, dividends paid by a mutual fund attributable to investments in a particular state's municipal obligations are exempt from both federal and such state's income tax. If Florida were to adopt an income tax in the future, and assuming that its income tax policy with respect to mutual funds investing in Florida state and local municipal obligations would be similar to the general tax policy of other states, dividends paid by the Fund would be exempt from Florida state income tax. A constitutional amendment approved by referendum would be required before an individual tax could be imposed.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial investment of $10,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                  YEAR ENDED OCTOBER 31,
                                                           1997       1996       1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00      $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.03       0.03       0.04     0.004
 LESS DISTRIBUTIONS
   Distributions from net investment income                 (0.03)     (0.03)     (0.04)   (0.004)
 NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00      $1.00     $1.00
 TOTAL RETURN(B)                                             3.20%      3.20%      3.60%     0.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                  0.54%      0.49%      0.45%    0.28%*
   Net investment income                                     3.15%      3.17%      3.58%    3.28%*
   Expense waiver/reimbursement(c)                           0.25%      0.34%      0.42%    1.03%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                $479,860   $500,993   $153,347   $53,966

* Computed on an annualized basis.

(a) Reflects operations for the period from September 21, 1994 (date of initial public investment) to October 31, 1994. For the period from September 12, 1994 (start of business) to September 21, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.5%
 ALABAMA--5.6%
 $          5,000,000 Alabama HFA, Multifamily Revenue Bonds (Series 1997) Weekly    $    5,000,000
                      VRDNs (YW Housing Partners, Ltd. Project)/(Amsouth Bank N.A.,
                      Birmingham LOC)
            3,000,000 Alabama State IDA Weekly VRDNs (Columbus Mills Inc.                 3,000,000
                      Project)/(SunTrust Bank, Atlanta LOC)
            3,350,000 Alabama State IDA, Industrial Revenue Bonds Weekly VRDNs            3,350,000
                      (Kappler USA, Inc. Project)/ (National Bank of Canada,
                      Montreal LOC)
            4,500,000 Alabama State IDA, Revenue Bonds Weekly VRDNs (Southern Bag         4,500,000
                      Corporation, Ltd.)/(South Trust Bank of Alabama, Birmingham
                      LOC)
            1,500,000 Birmingham, AL IDA, (Series 1997) Weekly VRDNs (Millcraft, AL       1,500,000
                      Inc.)/(Regions Bank, Alabama LOC)
              270,000 Geneva County, AL IDB, Adjustable Fixed Rate IDRB's (Series           270,000
                      1996) Weekly VRDNs (Brooks AG Co., Inc.)/(Regions Bank,
                      Alabama LOC)
              500,000 Montgomery, AL IDB, (Series 1997) Weekly VRDNs (KINPAK INC.           500,000
                      Project)/(First Union National Bank of Florida LOC)
            4,000,000 St. Clair County, AL IDB, (Series 1993) Weekly VRDNs (Ebsco         4,000,000
                      Industries, Inc.)/(National Australia Bank, Ltd., Melbourne
                      LOC)
            5,300,000 Sumter County, AL IDA, Industrial Revenue Bonds (Series             5,300,000
                      1995A) Weekly VRDNs (Fulghum Fibres Project (AL))/(Regions
                      Bank, Alabama LOC)
            3,000,000 Troy, AL IDB, IRB's (Series 1996A) Weekly VRDNs (Hudson             3,000,000
                      Sauces & Dressings, Inc.)/ (Amsouth Bank N.A., Birmingham
                      LOC)
                          TOTAL                                                          30,420,000
 FLORIDA--71.5%
           20,000,000 Brevard County, FL School District, (Series 1997), 3.95%           20,025,576
                      TANs, 6/30/1998
            2,950,000 Brevard County, FL Weekly VRDNs (Greywater                          2,950,000
                      Investments)/(Huntington National Bank, Columbus, OH LOC)
            3,435,000 Broward County, FL HFA, (CR-5), 3.90% TOBs (GNMA                    3,435,000
                      COL)/(Citibank NA, New York LIQ), Optional Tender 11/1/1997
            3,000,000 Broward County, FL HFA, Multifamily Housing Revenue Refunding       3,000,000
                      Bonds (1995 Series B) Weekly VRDNs (Harbour Town of Jacaranda
                      Project)/(SouthTrust Bank of Alabama, Birmingham LOC)
            2,530,000 Broward County, FL HFA, Single Family Mortgage Revenue Bonds        2,530,000
                      (Series 1997), 4.05% TOBs (Trinity Funding Company INV),
                      Mandatory Tender 4/1/1998
            3,240,000 Broward County, FL Health Facility Authority, Revenue Bonds         3,240,000
                      Weekly VRDNs (John Knox Village of Florida)/(First Union
                      National Bank, Charlotte, N.C. LOC)
           15,000,000 Broward County, FL, (Series B), 3.85% CP (Bank of                  15,000,000
                      Tokyo-Mitsubishi Ltd. LIQ), Mandatory Tender 2/25/1998

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          1,130,000 Broward County, FL, IDRB (Series 1993) Weekly VRDNs (American  $    1,130,000
                      Whirlpool Products Corp. Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
            1,000,000 Broward County, FL, IDRB's (Series 1997) Weekly VRDNs (Fast         1,000,000
                      Real Estate Partners, Ltd.)/ (SunTrust Bank, Central Florida
                      LOC)
           12,000,000 Capital Projects Finance Authority, FL, Revenue Bonds (Series      12,000,000
                      1997) Weekly VRDNs (FSA INS)/(Credit Suisse First Boston,
                      Inc. LIQ)
            6,000,000 Charlotte County, FL School District, (Series 1997), 4.00%          6,008,249
                      TANs, 6/30/1998
            3,000,000 Citrus Park, FL Community Development District, Capital             3,000,000
                      Improvement Bonds (Series 1996) Weekly VRDNs (Hillsborough
                      County, FL IDA)/(Dresdner Bank AG, Frankfurt LOC)
           13,420,000 (b)Clipper Florida Tax-Exempt Trust, Class A Certificates of       13,420,000
                      Participation, Series 1996-3B Weekly VRDNs (Escambia County,
                      FL HFA)/(State Street Bank and Trust Co. LOC)
            4,020,000 Dade County, FL IDA Weekly VRDNs (Futernick Associates,             4,020,000
                      Inc.)/(First Union National Bank, Charlotte, NC LOC)
            1,000,000 Dade County, FL IDA, (Series 1985C) Weekly VRDNs (Dolphins          1,000,000
                      Stadium)/(Societe Generale, Paris LOC)
            1,300,000 Dade County, FL IDA, IDRB (Series 1995) Weekly VRDNs (June          1,300,000
                      Leasing Co. Project (FL))/(First Union National Bank of
                      Florida LOC)
            2,000,000 Dade County, FL IDA, IDRB's (Series 1996A) Weekly VRDNs (U.S.       2,000,000
                      Holdings, Inc.)/(First Union National Bank of Florida LOC)
            1,100,000 Dade County, FL IDA, Industrial Development Revenue Refunding       1,100,000
                      Bonds Weekly VRDNs (Continental Farms, Inc.)/(Nationsbank,
                      N.A., Charlotte LOC)
            3,000,000 Dade County, FL School District, 4.50% Bonds (MBIA INS),            3,007,316
                      2/15/1998
            1,000,000 Duval County, FL HFA, Multifamily Housing Revenue Bonds             1,000,000
                      (Series 1985 F) Weekly VRDNs (Lakes of Mayport Apartments
                      Project)/(SunTrust Bank, Atlanta LOC)
            2,000,000 (b)Escambia County, FL HFA, P-Floats PA-129 Weekly VRDNs            2,000,000
                      (Merrill Lynch Capital Services, Inc. LIQ)
            4,620,000 (b)Escambia County, FL HFA, PT-121, 3.60% TOBs (GNMA                4,620,000
                      COL)/(Banco Santander LIQ), Mandatory Tender 4/2/1998
           14,180,000 (b)Escambia County, FL HFA, Variable Rate Certificates,            14,180,000
                      (Series 1997E) Weekly VRDNs (Bank of America NT and SA, San
                      Francisco LIQ)
              730,000 Eustis Health Facilities Authority, FL, Health Facilities             730,000
                      Revenue Bonds, (Series 1992) Weekly VRDNs (Florida
                      Hospital/Waterman, Inc. Project)/(SunTrust Bank, Central
                      Florida LOC)
            1,400,000 Florida HFA, (Series 1989E) Weekly VRDNs (Fairmont Oaks             1,400,000
                      Project)/(Comerica Bank, Detroit, MI LOC)
            3,300,000 Florida HFA, (Series 1996U) Weekly VRDNs (Heron Park                3,300,000
                      Project)/(Nationsbank, N.A., Charlotte LOC)
            6,920,000 (b)Florida HFA, Homeowner Mortgage Revenue Bonds PT-88              6,920,000
                      (Series 1996-3) Weekly VRDNs (GNMA COL)/(Banco Santander LIQ)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          4,700,000 Florida HFA, Housing Revenue Bonds (Series J) Weekly VRDNs     $    4,700,000
                      (Ashley Lake Project)/ (Barclays Bank PLC, London LOC)
            2,500,000 Florida HFA, Multifamily Housing Revenue Bonds (1995 Series         2,500,000
                      M) Weekly VRDNs (Bainbridge Club Apartments Project)/(PNC
                      Bank, Kentucky LOC)
              770,000 Florida State Department of Transportation, (Alligator Alley          777,914
                      Revenue Bonds, Series 1997), 5.50% Bonds (FGIC INS), 7/1/1998
            2,500,000 (b)Florida State Department of Transportation, (Series 1993A)       2,500,000
                      Weekly VRDNs (Norwest Bank Minnesota, Minneapolis LOC)
            2,385,000 Florida State, 5.00% Bonds, 7/1/1998                                2,404,239
            2,860,000 (b)Fort Myers, FL, PA-180 (Series 1997A) Weekly VRDNs (AMBAC        2,860,000
                      INS)/(Merrill Lynch Capital Services, Inc. LIQ)
            7,500,000 Greater Orlando (FL) Aviation Authority, Airport Facilities         7,500,000
                      Subordinated CP Notes (Series B), 3.75% CP, Mandatory Tender
                      12/11/1997
            6,300,000 Greater Orlando (FL) Aviation Authority, Airport Facilities         6,300,000
                      Subordinated CP Notes (Series B), 3.75% CP, Mandatory Tender
                      12/9/1997
            3,300,000 Halifax Hospital Medical Center, FL, Daytona Beach, FL              3,301,780
                      (Series 1997), 4.125% TANs (Barnett Bank, N.A. LOC),
                      4/15/1998
            3,900,000 Hillsborough County, FL Aviation Authority, Bond Anticipation       3,900,000
                      Commercial Paper Notes, 3.80% CP (Tampa International
                      Airport)/(National Westminster Bank, PLC, London LOC),
                      Mandatory Tender 12/16/1997
            2,000,000 Hillsborough County, FL IDA Weekly VRDNs (Ringhager Equipment       2,000,000
                      Co.)/(Mellon Bank N.A., Pittsburgh LOC)
            1,000,000 Hillsborough County, FL IDA, (Series 1988) Weekly VRDNs             1,000,000
                      (Florida Steel Corp.)/(Bankers Trust Co., New York LOC)
            2,000,000 Hillsborough County, FL IDA, (Series 1992) Weekly VRDNs             2,000,000
                      (SIFCO Turbine Component Service)/(National City Bank,
                      Cleveland, OH LOC)
            1,400,000 Hillsborough County, FL IDA, IDRB's (Series 1996) Weekly            1,400,000
                      VRDNs (VIGO Importing Company Project)/(Barnett Bank, N.A.
                      LOC)
            1,335,000 Hillsborough County, FL IDA, Variable Rate Demand IRDB's            1,335,000
                      (Series 1996) Weekly VRDNs (Trident Yacht Building
                      Partnership Project)/(First Union National Bank of Florida
                      LOC)
            4,080,000 Indian River County, FL, IDRB's (Series 1997) Weekly VRDNs          4,080,000
                      (Ocean Spray Cranberries, Inc.)/ (Wachovia Bank of NC, N.A.,
                      Winston-Salem LOC)
            3,295,000 (b)Jacksonville Transportation Authority, PA-163 Weekly VRDNs       3,295,000
                      (Florida State)/(Merrill Lynch Capital Services, Inc. LIQ)
            2,805,000 Jacksonville, FL HFDC, Health Facilities Revenue Bonds              2,805,000
                      (Series 1994) Weekly VRDNs (River Garden/The Coves
                      Project)/(First Union National Bank, Charlotte, NC LOC)
            1,900,000 Jacksonville, FL HFDC, Health Facilities Revenue Bonds              1,900,000
                      (Series 1996) Weekly VRDNs (Jacksonville Faculty Practice
                      Association Project)/(Nationsbank, N.A., Charlotte LOC)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          2,130,000 Jacksonville, FL IDA, (Series 1996) Weekly VRDNs (St. John's   $    2,130,000
                      Medical Investors, Ltd.)/ (Barnett Bank, N.A. LOC)
            6,500,000 Jacksonville, FL IDA, IDRBs (series 1996) Weekly VRDNs              6,500,000
                      (Portion Pac, Inc.)/ (Heinz (H.J.) Co. GTD)
              800,000 Jacksonville, FL Weekly VRDNs (Metal Sales)/(National City            800,000
                      Bank, Kentucky LOC)
            3,800,000 Lake Shore, FL Hospital Authority, Health Facilities Revenue        3,800,000
                      Bonds (Series 1991) Weekly VRDNs (Lake Shore
                      Hospital)/(Kredietbank N.V., Brussels LOC)
            2,680,000 Lee County, FL IDA, (Series 1985) Weekly VRDNs (Christian &         2,680,000
                      Missionary Alliance Foundation)/(Banque Paribas, Paris LOC)
            3,200,000 Lee County, FL IDA, IDRB (Series 1994) Weekly VRDNs (Baader         3,200,000
                      North America Corp.)/ (Deutsche Bank, AG LOC)
              710,000 Manatee County, FL HFA Weekly VRDNs (Carriage Club)/(Mellon           710,000
                      Bank N.A., Pittsburgh LOC)
            2,285,000 Manatee County, FL HFA, Multifamily Mortgage Revenue                2,285,000
                      Refunding Bonds (Series 1989- A) Weekly VRDNs
                      (Hampton/McGuire L.P.)/(Nationsbank, N.A., Charlotte LOC)
            3,000,000 Manatee County, FL Port Authority, (Series 1997), 4.25% BANs,       3,006,691
                      7/1/1998
            3,500,000 Manatee County, FL, IDR Refunding Bonds (Series 1997) Weekly        3,500,000
                      VRDNs (CFI Manufacturing, Inc. Project)/(Barnett Bank, N.A.
                      LOC)
            1,000,000 Marion County, FL Health Facility Authority, Multifamily            1,000,000
                      Revenue Bonds (1985 Series F) Weekly VRDNs (Paddock Place
                      Project)/(SunTrust Bank, Atlanta LOC)
            2,400,000 Martin County, FL IDA, Tender Industrial Revenue Bonds              2,400,000
                      (Series 1986) Weekly VRDNs (Tampa Farm Service, Inc.
                      Project)/(SunTrust Banks, Inc. LOC)
            9,100,000 Ocean Highway and Port Authority, Revenue Bonds (Series 1990)       9,100,000
                      Weekly VRDNs (ABN AMRO Bank N.V., Amsterdam LOC)
            2,400,000 Okeechobee County, FL, (Series 1992) Weekly VRDNs (Morgan           2,400,000
                      Guaranty Trust Co., New York LOC)
            5,893,000 Orange County, FL HFA, (Series 1997A) Weekly VRDNs (Regal           5,893,000
                      Pointe Apartments Project)/ (Nationsbank, N.A., Charlotte
                      LOC)
              730,000 Orange County, FL HFA, Multifamily Housing Revenue Bonds              730,000
                      Weekly VRDNs (Sutton Place Ltd. Project)/(Nationsbank, N.A.,
                      Charlotte LOC)
           11,000,000 Orange County, FL School District, (Series 1997), 4.25% TANs,      11,050,949
                      9/15/1998
            6,200,000 Orlando, FL (City of), Capital Improvement Commerial Paper          6,200,000
                      Notes, (1994 Series-A), 3.75% CP, Mandatory Tender 11/14/1997
            7,000,000 Palm Beach County, FL HFA, SFM Revenue Bonds, (Series 1997B),       7,000,000
                      3.95% TOBs (Bayerische Landesbank Girozentrale INV),
                      Mandatory Tender 7/1/1998
           20,000,000 Palm Beach County, FL School District, (Series 1997), 4.50%        20,140,681
                      TANs, 10/13/1998

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          2,300,000 Palm Beach County, FL, Revenue Bonds, (Series 1995) Weekly     $    2,300,000
                      VRDNs (Norton Gallery and School of Art, Inc.
                      Project)/(Northern Trust Co., Chicago, IL LOC)
            3,500,000 (b)Pinellas County Industry Council, FL, IDRB (Series 1994)         3,500,000
                      Weekly VRDNs (Genca Corporation Project)/(PNC Bank, Ohio,
                      N.A. LOC)
            2,633,000 Pinellas County Industry Council, FL, IDRB (Series 1995)            2,633,000
                      Weekly VRDNs (ATR International Inc., Project)/(First Union
                      National Bank of Florida LOC)
            2,740,000 Pinellas County, FL HFA, Single Family Mortgage Revenue Bonds       2,740,000
                      (Series 1997 B), 3.80% TOBs (Westdeutsche Landesbank
                      Girozentrale INV), Mandatory Tender 2/1/1998
            2,260,000 (b)Pinellas County, FL Health Facility Authority, SFM Revenue       2,260,000
                      Bonds (Series PA-92) Weekly VRDNs (GNMA COL)/(Merrill Lynch
                      Capital Services, Inc. LIQ)
            1,000,000 Polk County, FL IDA, Variable Rate Demand IDRB's (Series            1,000,000
                      1996) Weekly VRDNs (Ytong Florida, Ltd. Project)/(First Union
                      National Bank of Florida LOC)
           12,700,000 Putnam County, FL Development Authority, (Series 1984D),           12,700,000
                      3.60% TOBs (Seminole Electric Cooperative, Inc
                      (FL))/(National Rural Utilities Cooperative Finance Corp.
                      GTD), Optional Tender 12/15/1997
            8,085,000 Putnam County, FL Development Authority, Floating/Fixed Rate        8,085,000
                      Poll Control Revenue Bonds (Pooled Series 1984 H-4), 3.70%
                      TOBs (Seminole Electric Cooperative, Inc (FL))/(National
                      Rural Utilities Cooperative Finance Corp. LOC), Optional
                      Tender 3/15/1998
            2,500,000 St. Petersburg, FL HFA, Refunding Revenue and Revenue Bonds         2,500,000
                      (Series 1997) Weekly VRDNs (Manorah Manor)/(SunTrust Bank,
                      Central Florida LOC)
            2,280,000 (b)Sarasota County, FL IDRB (Series 1994) 4.00% (Resource           2,280,000
                      Recovery Systems of Sarasota Project)/(Fleet National Bank,
                      Providence, RI LOC) 11/26/1997
            4,100,000 Sarasota County, FL Public Hospital District, Series 1993A,         4,100,000
                      3.90% CP (Sarasota Memorial Hospital), Mandatory Tender
                      12/9/1997
            2,115,000 Sarasota, FL, Educational Facilities Revenue Bonds (Series          2,115,000
                      1996) Weekly VRDNs (Ringling School of Art and Design,
                      Inc.)/(SunTrust Bank, Central Florida LOC)
            4,400,000 Seminole County, FL Health Facility Authority IDA, (Series          4,400,000
                      1991) Weekly VRDNs (Florida Living Nursing Center)/(Barnett
                      Bank, N.A. LOC)
            7,595,000 St. Lucie County, FL, IDR Bonds (Series 1985) Weekly VRDNs          7,595,000
                      (Savannahs Hospital)/ (Nationsbank, N.A., Charlotte LOC)
           14,885,000 Stephens Municipal Investment Products Company, Inc., (Class       14,885,000
                      B Certificates) Weekly VRDNs (Jacksonville Electric
                      Authority)/(Bank of New York, New York LIQ)
            1,300,000 Sumter County, FL IDA Weekly VRDNs (Great Southern Wood of          1,300,000
                      Florida)/(SouthTrust Bank of Alabama, Birmingham LOC)
           13,500,000 (b)TEB Municipal Trust I, Class A Floating Rate Receipts           13,500,000
                      Weekly VRDNs (Uniforet Inc.)/(Bank One, Ohio, N.A. LOC)
            3,300,000 Tamarac, FL, IDRB (Series 1995) Weekly VRDNs (Arch Aluminum &       3,300,000
                      Glass Co., Inc. Project)/ (Mellon Bank N.A., Pittsburgh LOC)

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $          6,000,000 Titusville, FL, Multi-Purpose Revenue Bonds, Installment       $    6,000,000
                      1995A Weekly VRDNs (Banque Paribas, Paris LOC)
            2,060,000 Volusia County, FL Health Facilities Authority, (Series             2,060,000
                      1994A) 3.95% (Southwest Volusia Healthcare Corp.)/(First
                      Union National Bank, Charlotte, NC LOC) 11/27/1997
            1,575,000 Volusia County, FL IDA Weekly VRDNs (Crane Cams)/(Wells Fargo       1,575,000
                      Bank, Arizona LOC)
            2,700,000 Wakulla County, FL IDA Weekly VRDNs (Winco Utilities, Inc.          2,700,000
                      Project)/(Barnett Bank, N.A. LOC)
                          TOTAL                                                         387,929,395
 GEORGIA--0.9%
            4,995,000 Bartow County School District, GA, (Series 1997), 4.00% TANs,       4,997,378
                      12/31/1997
 ILLINOIS--0.5%
            2,700,000 Illinois Development Finance Authority, (Series 1997) Weekly        2,700,000
                      VRDNs (Ada S. McKinley Community Services, Inc.)/(Harris
                      Trust & Savings Bank, Chicago LOC)
 INDIANA--0.4%
            2,330,000 Penn Harris Madison, IN ISD, Temporary Loan Time Warrants,          2,331,487
                      4.10% TANs, 12/31/1997
 KENTUCKY--1.7%
            9,500,000 Kentucky Housing Corp., Housing Revenue Bonds (Series 1997          9,500,000
                      D), 4.00% TOBs, Mandatory Tender 12/31/1997
 MARYLAND--0.5%
              600,000 Anne Arundel County, MD, Economic Development Revenue Bonds           600,000
                      (Series 1996) Weekly VRDNs (Atlas Container Corp.
                      Project)/(Mellon Bank N.A., Pittsburgh LOC)
              850,000 Baltimore County, MD, Revenue Bonds (1994 Issue) Weekly VRDNs         850,000
                      (Direct Marketing Associates, Inc. Facility)/(First National
                      Bank of Maryland, Baltimore LOC)
            1,000,000 Maryland State Community Development Administration, (Series        1,000,000
                      1990A) Weekly VRDNs (College Estates)/(First National Bank of
                      Maryland, Baltimore LOC)
              500,000 Wicomico County, MD, EDRB (Series 1994) Weekly VRDNs (Field           500,000
                      Container Co. L.P.)/(Northern Trust Co., Chicago, IL LOC)
                      &NBSP;&NBSP;&NBSP;&NBSP;TOTAL                                       2,950,000
 MINNESOTA--1.5%
            5,000,000 Faribault, MN IDA, (Series 1988) Weekly VRDNs (Jerome               5,000,000
                      Foods)/(Norwest Bank Minnesota, Minneapolis LOC)
            3,100,000 Lino Lakes, MN, Variable Rate Demand IDRBs (Series 1997)            3,100,000
                      Weekly VRDNs (Taylor Corp.)/ (Norwest Bank Minnesota,
                      Minneapolis LOC)
                           TOTAL                                                          8,100,000

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 NEBRASKA--1.5%
 $          8,400,000 Stanton County, NE, IDRB (Series 1996) Weekly VRDNs (Nucor     $    8,400,000
                      Corporation)/(Nucor Corporation GTD)
 NEW YORK--2.7%
           14,505,000 Niagara County, NY IDA, Solid Waste Disposal Facility Revenue      14,505,000
                      Bonds (Series 1994C) Weekly VRDNs (American Ref-Fuel
                      Co.)/(Wachovia Bank of NC, N.A., Winston-Salem LOC)
 NORTH DAKOTA--0.2%
            1,000,000 Fargo, ND, Variable Rate Demand IDRB's (Series 1997) Weekly         1,000,000
                      VRDNs (Owen Industries, Inc.)/ (Mellon Bank N.A., Pittsburgh
                      LOC)
 OHIO--3.0%
            6,500,000 Dayton, OH, Airport Improvement BAN's (Series 1996), 3.80%          6,501,242
                      BANs, 12/16/1997
            6,500,000 (b)Ohio HFA, Trust Receipts, (Series 1996 FR/RI-5) Weekly           6,500,000
                      VRDNs (GNMA COL)/(Bank of New York, New York LIQ)
            3,000,000 Ohio State Public Facilities Commission, Higher Ed Capital          3,001,058
                      Facilities Revenue Bonds, 4.25% Bonds (AMBAC INS), 12/1/1997
                          TOTAL                                                          16,002,300
 PENNSYLVANIA--3.8%
            7,000,000 (b)Pennsylvania Housing Finance Authority, Merlots (Series K)       7,000,000
                      Weekly VRDNs (Corestates Bank N.A., Philadelphia, PA LIQ)
           13,500,000 Pennsylvania State Higher Education Assistance Agency,             13,500,000
                      Student Loan Adjustable Rate Revenue Bonds (Series 1997A)
                      Weekly VRDNs (Student Loan Marketing Association LOC)
                          TOTAL                                                          20,500,000
 RHODE ISLAND--0.9%
            4,900,000 Rhode Island Housing & Mortgage Finance Corp., Homeownership        4,900,000
                      Opportunity Bonds (Series 22-B), 3.70% TOBs, Mandatory Tender
                      12/1/1997
 SOUTH DAKOTA--2.1%
           11,400,000 South Dakota Housing Development Authority, Homeownership          11,400,000
                      Mortgage Bonds (1997 Series E) Weekly VRDNs
 TENNESSEE--0.6%
              300,000 Hawkins County, TN IDB, (Series 1995) Weekly VRDNs (Sekisui           300,000
                      Ta Industries, Inc. Project)/ (Bank of Tokyo-Mitsubishi Ltd.
                      LOC)
            3,000,000 (b)Tennessee Housing Development Agency, (Series C) Weekly          3,000,000
                      VRDNs (Bank of America NT and SA, San Francisco LIQ)
                          TOTAL                                                           3,300,000

FLORIDA MUNICIPAL CASH TRUST

      PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 TEXAS--2.1%
 $          2,100,000 Angelina and Neches River Authority, Texas, Solid Waste        $    2,100,000
                      Disposal Revenue Bonds (Series 1993), 4.00% CP (Temple-Eastex
                      Inc. Project)/(Temple-Inland, Inc. GTD), Mandatory Tender
                      12/5/1997
            9,000,000 Tarrant County, TX IDC, (Series 1997) Weekly VRDNs (Lear            9,000,000
                      Operations Corp.)/(Chase Manhattan Bank N.A., New York LOC)
                          TOTAL                                                          11,100,000
                          TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                    $ 540,035,560


Securities that are subject to Alternative Minimum Tax represent 56.5% of the portfolio as calculated based upon total market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) as identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER   SECOND TIER
    99.61%       0.39%

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $87,835,000 which represents 16.19% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($542,616,413) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
BANs --Bond Anticipation Notes
COL --Collateralized
CP --Commercial Paper
EDRB --Economic Development Revenue Bonds
FGIC --Financial Guaranty Insurance Company
FSA --Financial Security Assurance
GNMA --Government National Mortgage Association
GTD --Guaranty
HFA --Housing Finance Authority
HFDC --Health Facility Development Corporation
IDA --Industrial Development Authority
IDB --Industrial Development Bond
IDC --Industrial Development Corporation
IDR --Industrial Development Revenue
IDRB --Industrial Development Revenue Bond
INS --Insured
INV --Investment Agreement
IRB --Industrial Revenue Bond
ISD --Independent School District
LIQ --Liquidity Agreement
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
PLC --Public Limited Company
SFM --Single Family Mortgage
TANs --Tax Anticipation Notes
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  540,035,560
 Cash                                                                                       450,816
 Income receivable                                                                        3,214,267
 Receivable for shares sold                                                                   1,685
 Deferred organizational costs                                                                8,883
 Deferred expenses                                                                           15,764
   Total assets                                                                         543,726,975
 LIABILITIES:
 Payable for shares redeemed                                             $  30,064
 Income distribution payable                                               942,290
 Accrued expenses                                                          138,208
   Total liabilities                                                                      1,110,562
 Net Assets for 542,616,413 shares outstanding                                       $  542,616,413
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $479,860,500 / 479,860,500 shares outstanding                                                $1.00
 CASH II SHARES:
 $62,755,913 / 62,755,913 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FLORIDA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                              $ 21,347,290
 EXPENSES:
 Investment advisory fee                                                $   2,318,654
 Administrative personnel and services fee                                    437,669
 Custodian fees                                                                46,624
 Transfer and dividend disbursing agent fees and                               63,469
 expenses
 Directors'/Trustees' fees                                                      7,427
 Auditing fees                                                                 13,125
 Legal fees                                                                     9,088
 Portfolio accounting fees                                                    116,872
 Distribution services fee--Cash II Shares                                    217,783
 Shareholder services fee--Institutional Shares                             1,231,376
 Shareholder services fee--Cash II Shares                                     217,783
 Share registration costs                                                      44,752
 Printing and postage                                                          20,661
 Insurance premiums                                                             5,790
 Taxes                                                                            848
 Miscellaneous                                                                  8,397
   Total expenses                                                           4,760,318
 Waivers --
   Waiver of investment advisory fee                    $ (1,092,531)
   Waiver of distribution services fee--Cash II Shares       (43,985)
   Waiver of shareholder services fee--Institutional        (295,530)
 Shares
     Total waivers                                                        (1,432,046)
       Net expenses                                                                       3,328,272
         Net investment income                                                         $ 18,019,018

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FLORIDA MUNICIPAL CASH TRUST

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1997                1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                         $      18,019,018  $      12,310,459
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                             (15,508,497)       (10,917,907)
   Cash II Shares                                                    (2,510,521)        (1,392,552)
     Change in net assets resulting from distributions to           (18,019,018)       (12,310,459)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                      1,742,878,407      2,270,320,962
 Net asset value of shares issued to shareholders in payment          11,374,153          6,801,443
 of distributions declared
 Cost of shares redeemed                                         (1,744,452,792)    (1,897,652,278)
   Change in net assets resulting from share transactions              9,799,768        379,470,127
     Change in net assets                                              9,799,768        379,470,127
 NET ASSETS:
 Beginning of period                                                 532,816,645        153,346,518
 End of period                                                 $     542,616,413  $     532,816,645

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FLORIDA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Florida Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Cash II
Shares.

The investment objective of the Fund is current income exempt from federal regular income tax consistent with stability of principal and liquidity and to maintain an investement portfolio that will cause its shares to be exempt from the Florida intangibles tax.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997 is as follows:

 SECURITY                          ACQUISITION DATE          ACQUISITION COST
 Clipper FL Tax Exempt Trust         6/14/1997 &               $ 13,420,000
 Class A                               6/19/1997
 Escambia Cty, FL HFA                  12/3/1996                  2,000,000
 P-Floats PA-129
 Escambia Cty, FL HFA 3.90%            8/19/1997                  4,620,000
 TOBs
 Escambia Cty, FL HFA                   6/5/1997                 14,180,000
 Variable Rate Cert
 FL HFA HMRB PT-88                     9/27/1996                  6,920,000
 FL State Dept of                      7/23/1996                  2,500,000
 Transportation
 Fort Myers, FL PA-180                10/10/1997                  2,860,000
 Jacksonville Transportation           8/13/1997                  3,295,000
 Authority PA-163
 Pinellas County Industry           11/29/1994 &                  3,500,000
 Council, FL IDRB                      1/18/1995
 Pinellas County FL HFA SFM             3/5/1995                  2,260,000
 Rev Bonds
 Sarasota County FL IDRB              11/15/1994                  2,280,000
 TEB Municipal Trust I Class           8/27/1996                 13,500,000
 A
 Ohio HFA Trust Receipts               9/15/1997                  6,500,000
 Pennsylvania HFA                      7/21/1997                  7,000,000
 Tennessee HDA                        10/30/1997                  3,000,000

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                        Period Ended October 31,
 Institutional Shares                                                     1997            1996
 Shares sold                                                          1,408,372,551   1,967,231,853
 Shares issued to shareholders in payment of distributions               11,369,710       6,801,419
 declared
 Shares redeemed                                                    (1,440,874,666) (1,626,386,885)
   Net change resulting from Institutional Share                       (21,132,405)     347,646,387
   transactions

                                                                        Period Ended October 31,
 Cash II Shares                                                           1997            1996
 Shares sold                                                            334,505,856     303,089,109
 Shares issued to shareholders in payment of distributions                    4,443              24
 declared
 Shares redeemed                                                      (303,578,126)   (271,265,393)
   Net change resulting from Cash II Share transactions                  30,932,173      31,823,740
     Net change resulting from share transactions                         9,799,768     379,470,127

At October 31, 1997, capital paid-in aggregated $542,616,413.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Shares and Cash II Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF
                         AVERAGE DAILY NET
 SHARE CLASS              ASSETS OF CLASS
 Institutional Shares          0.25%
 Cash II Shares                0.25%

The distributor may voluntarity choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 1997, the Institutional Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services ("FSS") up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $15,374 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $3,160 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $1,728,450,000 and $1,454,300,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 50.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 4.4% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (FLORIDA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Florida Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997 and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Florida Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania

December 2, 1997

[Graphic]

Florida Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)
Cash II Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

FLORIDA MUNICIPAL CASH TRUST
CASH II SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 PPG Place
Pittsburgh, PA 15222

[Graphic]
Federated Securities Corp., Distributor
1-800-341-7400
www.federatedinvestors.com

Cusip 314229683

G00537-02-CII (12/97)

[Graphic]


                        FLORIDA MUNICIPAL CASH TRUST

                            INSTITUTIONAL SHARES
                               CASH II SHARES

                 (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus(es) of Florida Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FLORIDA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

                 Statement dated December 31, 1997
[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314229758
Cusip 314229683

G00537-01 (12/97)

[Graphic]

TABLE OF CONTENTS

 INVESTMENT POLICIES                                                 1
  Acceptable Investments                                             1
  Participation Interests                                            1
  Municipal Leases                                                   1
  Ratings                                                            1
  When-Issued and Delayed Delivery Transactions                      1
  Repurchase Agreements                                              2
  Credit Enhancement                                                 2
 Investing in Securities of Other Investment Companies               2
 FLORIDA INVESTMENT RISKS                                            2
 INVESTMENT LIMITATIONS                                              2
  Selling Short and Buying on Margin                                 2
  Issuing Senior Securities and Borrowing Money                      2
  Pledging Assets                                                    3
  Lending Cash or Securities                                         3
  Investing in Commodities                                           3
  Investing in Real Estate                                           3
  Underwriting                                                       3
  Concentration of Investments                                       3
  Investing in Illiquid Securities                                   3
  Investing for Control                                              3
  Investing in Options                                               3
  Regulatory Compliance                                              4
 FEDERATED MUNICIPAL TRUST MANAGEMENT                                4
  Share Ownership                                                    7
  Trustee Compensation                                               8
  Trustee Liability                                                  8
 INVESTMENT ADVISORY SERVICES                                        8
  Investment Adviser                                                 8
  Advisory Fees                                                      9
 BROKERAGE TRANSACTIONS                                              9
 OTHER SERVICES                                                      9
  Fund Administration                                                9
  Custodian and Portfolio Accountant                                 9
  Transfer Agent                                                     9
  Independent Public Accountants                                    10
  Distribution Plan and Shareholder Services                        10
 DETERMINING NET ASSET VALUE                                        10
 REDEMPTION IN KIND                                                 10
 MASSACHUSETTS PARTNERSHIP LAW                                      11
 THE FUND'S TAX STATUS                                              11
 PERFORMANCE INFORMATION                                            11
  Yield                                                             11
  Effective Yield                                                   11
  Tax-Equivalent Yield                                              11
  Tax-Equivalency Table                                             12
  Total Return                                                      13
  Performance Comparisons                                           14
  Economic and Market Information                                   14
 ABOUT FEDERATED INVESTORS                                          14
  Mutual Fund Market                                                15
  Institutional Clients                                             15
  Bank Marketing                                                    15
  Broker/Dealers and
   Bank Broker/Dealer Subsidiaries                                  15
 APPENDIX                                                           16

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

FLORIDA INVESTMENT RISKS

Although Florida's growth continues to be among the fastest in the nation, its pace is moderating. Job growth of 3% for 1996 was still 1% above the national average, but was the lowest since 1992. Gains were seen in business services and tourism, but manufacturing has recently experienced declines. Unemployment is consistent with national averages.

Population growth is also decelerating. From 1991 to 1996, Florida's population growth rate was thirteenth in the nation. Demographic trends are shifting also; the over-65 group is no longer the fastest growing segment.

Florida's debt structure is complex, and differs from most other states in that most issues are secured by specific taxes with the state's full faith and credit as a back-up. Florida's debt levels have risen with its population, and large expenditures for infrastructure are need in the future.

In Florida, a state income tax is unconstitutional. The resulting dependence upon volatile sales tax revenues leaves the state vulnerable to recession.

In 1994, voters approved a revenue limit which limits annual revenue growth to the average of personal income growth over the preceding five years. At a local level, governments and school districts face strict limitations on raising revenues without voter approval. These limits at state and local level may conflict with Florida's pressing needs.

During 1997, the city of Miami faced serious fiscal difficulties. Miami is addressing these problems under state oversight.

The Fund's concentration in securities issued by the state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of a state or its municipalities to meet their obligation will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying condition of the state and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice.

INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of Florida Municipal Cash
Trust: Charles Schwab & Company Inc., (as record owner holding Institutional Shares for its clients), San Francisco, California, owned approximately 327,543,793 shares (64.69%).

As of November 24, 1997, the following shareholder of record owned 5% or more of the outstanding Cash II Shares of Florida Municipal Cash Trust:
Trustman, (as record owner holding Cash II Shares for its clients), Atlanta, Georgia, owned approximately 131,574,932 shares (99.84%).

TRUSTEE COMPENSATION


                              AGGREGATE
 NAME,                      COMPENSATION
 POSITION WITH                   FROM                    TOTAL COMPENSATION PAID
 TRUST                         TRUST*#                      FROM FUND COMPLEX+
 John F. Donahue             $0            $0 for the Trust and
 Chairman and Trustee                      56 other investment companies in the Fund Complex
 Thomas G. Bigley            $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John T. Conroy, Jr.         $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 William J. Copeland         $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Glen R. Johnson             $0            $0 for the Trust and
 President and Trustee                     8 other investment companies in the Fund Complex
 James E. Dowd               $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Lawrence D. Ellis, M.D.     $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Edward L. Flaherty, Jr.     $4,443        $119,615 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Peter E. Madden             $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 John E. Murray, Jr.         $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Wesley W. Posvar            $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex
 Marjorie P. Smuts           $4,038        $108,725 for the Trust and
 Trustee                                   56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $2,318,654, $1,558,498, and $522,992, respectively, of which $1,092,531, $1,071,607, and
$480,076, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $437,669, $294,886, and $125,000, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, payments in the amount of $217,783 were made pursuant to the Plan for Cash II Shares, $173,798 of which was paid to financial institutions. In addition, for the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amounts of $1,231,376 and $217,783, on behalf of Institutional Shares and Cash II Shares, respectively, of which $935,846 and $217,783, respectively, was paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

For the seven-day period ended October 31, 1997, the yields for Institutional Shares and Cash II Shares were 3.28% and 3.02%, respectively.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended October 31, 1997, the effective yields for Institutional Shares and Cash II Shares were 3.33% and 3.07%, respectively.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yields for Institutional Shares and Cash II Shares were 4.63% and 4.26%, respectively.

TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                          TAXABLE YIELD EQUIVALENT FOR 1997
                              MULTISTATE MUNICIPAL FUNDS
 FEDERAL INCOME TAX BRACKET:

                15.00%    28.00%     31.00%       36.00%       39.60%
 JOINT            $1-    $41,201-   $99,601-     $151,751-      OVER
 RETURN         41,200    99,600     151,750      271,050     $271,050
 SINGLE           $1-    $24,651-   $59,751-     $124,651-      OVER
 RETURN         24,650    59,750     124,650      271,050     $271,050




 TAX-EXEMPT
 YIELD                         TAXABLE YIELD EQUIVALENT

 1.00%          1.18%     1.39%      1.45%         1.56%        1.66%
 1.50%          1.76%     2.08%      2.17%         2.34%        2.48%
 2.00%          2.35%     2.78%      2.90%         3.13%        3.31%
 2.50%          2.94%     3.47%      3.62%         3.91%        4.14%
 3.00%          3.53%     4.17%      4.35%         4.69%        4.97%
 3.50%          4.12%     4.86%      5.07%         5.47%        5.79%
 4.00%          4.71%     5.56%      5.80%         6.25%        6.62%
 4.50%          5.29%     6.25%      6.52%         7.03%        7.45%
 5.00%          5.88%     6.94%      7.25%         7.81%        8.28%
 5.50%          6.47%     7.64%      7.97%         8.59%        9.11%
 6.00%          7.06%     8.33%      8.70%         9.38%        9.93%
 6.50%          7.65%     9.03%      9.42%         10.16%       10.76%
 7.00%          8.24%     9.72%      10.14%        10.94%       11.59%
 7.50%          8.82%     10.42%     10.87%        11.72%       12.42%
 8.00%          9.41%     11.11%     11.59%        12.50%       13.25%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.


                                 TAXABLE YIELD EQUIVALENT FOR 1997
                                         STATE OF FLORIDA
 FEDERAL INCOME TAX BRACKET:

                   15.00%     28.00%       31.00%       36.00%      39.60%
 JOINT               $1       $41,201     $99,601      $151,751      OVER
 RETURN            41,200      99,600     151,750       271,050     271,050
 SINGLE              $1       $24,651     $59,751      $124,651      OVER
 RETURN            24,650      59,750     124,650       271,050     271,050



 TAX-EXEMPT
 YIELD                               TAXABLE YIELD EQUIVALENT

 1.00%            1.38%       1.59%       1.65%         1.76%        1.86%
 1.50%            1.96%       2.28%       2.37%         2.54%        2.68%
 2.00%            2.55%       2.98%       3.10%         3.33%        3.51%
 2.50%            3.14%       3.67%       3.82%         4.11%        4.34%
 3.00%            3.73%       4.37%       4.55%         4.89%        5.17%
 3.50%            4.32%       5.06%       5.27%         5.67%        5.99%
 4.00%            4.91%       5.76%       6.00%         6.45%        6.82%
 4.50%            5.49%       6.45%       6.72%         7.23%        7.65%
 5.00%            6.08%       7.14%       7.45%         8.01%        8.48%
 5.50%            6.67%       7.84%       8.17%         8.79%        9.31%
 6.00%            7.26%       8.53%       8.90%         9.58%        10.13%
 6.50%            7.85%       9.23%       9.62%         10.36%       10.96%
 7.00%            8.44%       9.92%       10.34%        11.14%       11.79%
 7.50%            9.02%       10.62%      11.07%        11.92%       12.62%
 8.00%            9.61%       11.31%      11.79%        12.70%       13.45%

Note: The State of Florida levies a tax on intangible personal property, such as stocks, bonds and other evidences of indebtedness, at the rate of $2.00 per $1,000 of the properties' market value as of January 1st. Because this is a tax on the value of an investment as opposed to the income generated therefrom, it becomes more difficult to include its effect in an income-derived equivalent yield table. In an effort to simplify your analysis, this table has been prepared assuming an across-the-board 20 basis point incremental benefit resulting from the avoidance of this tax.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

For the one-year period ended October 31, 1997, and for the period from September 21, 1994, (date of initial public investment), through October 31, 1997, the average annual total returns were 3.20% and 3.33%, respectively, for Institutional Shares. For the one-year period ended October 31, 1997, and for the period from November 27, 1995 (date of initial public investment) through October 31, 1997, the average annual total returns were 2.94% and 2.98%, respectively, for Cash II Shares.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP
SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1-- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2-- Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1-- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA --Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-- Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC.,
SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1-- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1-- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2-- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR-- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)-- The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC.
SHORT-TERM DEBT RATING DEFINITIONS

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2-- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

MASSACHUSETTS MUNICIPAL CASH TRUST
(A Portfolio of Federated Municipal Trust)
Institutional Service Shares
PROSPECTUS

The Institutional Service Shares of Massachusetts Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Massachusetts municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Massachusetts, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1997


TABLE OF CONTENTS


Summary of Fund Expenses...........................  1
Financial HighlightsNInstitutional Service Shares..  2
General Information................................  3
Investment Information.............................  3
Investment Objective...............................  3
Investment Policies................................  3
Massachusetts Municipal Securities.................  5
Investment Risks...................................  5
Investment Limitations.............................  5
Fund Information...................................  6
Management of the Fund.............................  6
Distribution of Institutional Service Shares.......  6
Administration of the Fund.........................  7
Net Asset Value....................................  7
How to Purchase Shares............................   7
Special Purchase Features.........................   8
How to Redeem Shares..............................   8
Special Redemption Features.......................   9
Account and Share Information.....................   9
Tax Information...................................  10
Federal Income Tax................................  10
State and Local Taxes.............................  10
Other Classes of Shares...........................  10
Performance Information...........................  10
Financial HighlightsNBoston 1784 Funds Shares.....  12
Financial Statements..............................  13
Report of Independent Public Accountants..........  23



                           SUMMARY OF FUND EXPENSES

                         Institutional Service Shares
                       Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price).............................  None
Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price).............................  None
Contingent Deferred Sales Charge (as a percentage of
    original purchase price or redemption proceeds, as applicable)..  None
Redemption Fee (as a percentage of amount redeemed, if applicable)..  None
Exchange Fee........................................................  None
                           Annual Operating Expenses
                    (As a percentage of average net assets)
Management Fee (after waiver)(1)....................................  0.35%
12b-1 Fee...........................................................  None
Total Other Expenses................................................  0.20%
Shareholder Services Fee (after waiver)(2)...................  0.00%
Total Operating Expenses(3).........................................  0.55%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.95% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period

1 year.....................................................    $ 6
3 year.....................................................    $18
5 year.....................................................    $31
10 years...................................................    $69

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

               FINANCIAL HIGHLIGHTSNINSTITUTIONAL SERVICE SHARES

(For a share outstanding throughout each period)

Reference is made to the Report of Independent Public Accountants on page 23.

                                                                           Year Ended October 31,
                                               1997       1996       1995      1994      1993      1992      1991     1990(a)
                                             --------   --------   -------   -------   -------   -------   -------   --------
Net asset value, beginning of period         $   1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Income from investment operations
Net investment income                            0.03       0.03      0.03      0.02      0.02      0.03      0.05      0.03
Less distributions
Distributions from net  investment income       (0.03)     (0.03)    (0.03)    (0.02)    (0.02)    (0.03)    (0.05)    (0.03)
                                             --------   --------   -------   -------   -------   -------   -------   --------
Net asset value, end of period               $   1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                             ========   ========   =======   =======   =======   =======   =======   =======
Total return (b)                                 3.09%      3.07%     3.34%     2.14%     1.99%     2.87%     4.63%     2.59%
Ratios to average net assets
Expenses                                         0.55%      0.55%     0.55%     0.55%     0.53%     0.34%     0.30%   0.17%*
Net investment income                            3.05%      3.02%     3.30%     2.12%     1.97%     2.82%     4.48%   5.66%*
Expense waiver/reimbursement (c)                 0.40%      0.42%     0.45%     0.35%     0.43%     0.55%     0.69%   0.57%*
Supplemental data
Net assets, end of period (000 omitted)      $141,869   $119,739   $99,628   $90,013   $84,524   $85,570   $81,681   $63,483

  *  Computed on an annualized basis.

(a) Reflects operations for the period from May 18, 1990 (date of initial public investment) to October 31, 1990.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Boston 1784 Funds Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in an agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Massachusetts municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Massachusetts taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.


The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE


The investment objective of the Fund is current income exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.


INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Massachusetts state income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Massachusetts state income tax ("Massachusetts Municipal Securities"). Examples of Massachusetts Municipal Securities include, but are not limited to:

 . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

 . bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

 .  municipal commercial paper and other short-term notes;

 .  variable rate demand notes;

 . municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

 . participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Massachusetts Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Massachusetts Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;
instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Massachusetts Municipal Securities is subject to the federal alternative minimum tax.

MASSACHUSETTS MUNICIPAL SECURITIES

Massachusetts Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Massachusetts Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Massachusetts Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Massachusetts Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Massachusetts Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Massachusetts Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Massachusetts Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Massachusetts Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Massachusetts Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Fund's concentration in Massachusetts Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval.


The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.


The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

THE FUND IS MANAGED BY A BOARD OF TRUSTEES. The Trustees

are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS


In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

Maximum      Average Aggregate
  Fee        Daily Net Assets
 0.150%  on the first $250 million
 0.125%  on the next $250 million
 0.100%  on the next $250 million
 0.075%  on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.


The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $25,000 over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.


PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Massachusetts Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK


Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Massachusetts Municipal Cash Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.


REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.


Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.


Redeeming Shares By Mail


Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $25,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS


Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.


CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES


Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, the following shareholders of record owned 25% or more of the outstanding shares of the Fund: BankBoston, N.A., Boston, Massachusetts, owned 100% of the Boston 1784 Funds Shares of the Fund and State Street Bank & Trust Company, North Quincy, Massachusetts, owned 31.84% of the Institutional Service Shares of the Fund, and, therefore, may, for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Massachusetts. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MASSACHUSETTS TAXES

Under existing Massachusetts laws, distributions made by the Fund will not be subject to Massachusetts personal income taxes to the extent that such dividends qualify as exempt interest dividends under the Internal Revenue Code, and represent (i) interest or gain on obligations issued by the Commonwealth of Massachusetts, its political subdivisions or agencies; or (ii) interest on obligations of the United States, its territories or possessions to the extent exempt from taxation by the states pursuant to federal law. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Massachusetts personal income taxes.

Shareholders subject to the Massachusetts corporate excise tax must include all dividends paid by the Fund in their net income, and the value of their shares of stock in the Fund in their net worth, when computing the Massachusetts excise tax.

OTHER CLASSES OF SHARES


The Fund also offers another class of shares called Boston 1784 Funds Shares that are sold primarily to retail customers of the banking subsidiaries of BankBoston, N.A. Boston 1784 Funds Shares are sold at net asset value and are subject to a Shareholder Services Agreement. Investments in Boston 1784 Funds Shares are subject to a minimum initial investment of $1,000.

Institutional Service Shares and Boston 1784 Funds Shares are subject to certain of the same expenses.

Expense differences, however, between Institutional Service Shares and Boston 1784 Funds Shares may affect the performance of each class.
To obtain more information and a prospectus for Boston 1784 Funds Shares, investors may call 1-800-BKB-1784.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


                FINANCIAL HIGHLIGHTS--BOSTON 1784 FUNDS SHARES

(FORMERLY, 1784 FUNDS SHARES)
(For a share outstanding throughout each period)

Reference is made to the Report of Independent Public Accountants on page 23.

                                                                  Year Ended October 31,
                                                      1997      1996      1995      1994     1993(a)
                                                    -------   -------   -------   -------   --------
Net asset value, beginning of period                $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Income from investment operations
Net investment income                                  0.03      0.03      0.03      0.02      0.01
Less distributions
Distributions from net investment income              (0.03)    (0.03)    (0.03)    (0.02)    (0.01)
                                                    -------   -------   -------   -------   --------
Net asset value, end of period                      $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                    =======   =======   =======   =======   =======
Total return (b)                                       3.07%     3.05%     3.30%     2.05%     1.25%
Ratios to average net assets
Expenses                                               0.57%     0.58%     0.60%     0.64%     0.65%*
Net investment income                                  3.03%     3.01%     3.25%     2.09%     1.85%*
Expense waiver/reimbursement (c)                       0.39%     0.42%     0.45%     0.35%     0.43%*
Supplemental data
Net assets, end of period (000 omitted)             $73,837   $54,667   $46,580   $41,912   $18,143

 *  Computed on an annualized basis.

(a) Reflects operations for the period from March 8, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                                                     PORTFOLIO OF INVESTMENTS
                                                Massachusetts Municipal Cash Trust
                                                         October 31, 1997
 Principal
  Amount                                                                                                      Value
(a)Short-Term Municipals--100.5%
Massachusetts--95.8%
$ 3,000,000        Amherst-Pelham Regional School District, MA, 4.09% BANs, 2/13/1998                       $ 3,002,715
  5,000,000        Amherst-Pelham Regional School District, MA, 4.25% BANs, 7/20/1998                         5,008,429
  2,000,000        Canton, MA, 4.25% BANs, 9/17/1998                                                          2,005,050
  3,000,000        Central Berkshire, MA Regional School District, 4.25% BANs, 7/15/1998                      3,004,867
  1,300,000        Central Berkshire, MA Regional School District, 5.00% BANs, 3/17/1998                      1,303,458
  1,000,000        Chelmsford, MA, 4.25% BANs, 4/24/1998                                                      1,001,067
  3,000,000        Clinton, MA, 4.00% BANs, 11/21/1997                                                        3,000,555
 13,944,150        Clipper, MA Tax Exempt Trust Weekly VRDNs (State Street Bank and Trust Co. LIQ)           13,944,150
  3,465,000        Clipper, MA Tax Exempt Trust, (Series 1993-1) Weekly VRDNs
                   (State Street Bank and Trust Co. LIQ)                                                      3,465,000
  3,000,000        Commonwealth of Massachusetts Weekly VRDNs (AMBAC INS)/(Citibank NA, New York LIQ)         3,000,000
  3,000,000        Commonwealth of Massachusetts, (1997 Series B) Weekly VRDNs
                   (Landesbank Hessen-Thueringen, Frankfurt LIQ)                                              3,000,000
  1,500,000        Danvers, Massachusetts, 4.75% BANs, 4/29/1998                                              1,504,174
  3,780,000        Fall River, MA, 4.25% BANs (Fleet National Bank, Providence, R.I. LOC), 8/14/1998          3,789,950
  3,200,000        Framingham, MA IDA Weekly VRDNs (Perini Corp)/(Barclays Bank PLC, London LOC)              3,200,000
  2,500,000        Holden, MA, 4.25% BANs, 10/1/1998                                                          2,507,683
  6,500,000        Massachusetts Bay Transit Authority, (Series C), 3.70% CP (Westdeutsche Landesbank
                   Girozentrale LOC),  Mandatory Tender 11/17/1997                                            6,500,000
  5,500,000        Massachusetts Bay Transit Authority, (Series C), 3.75% CP (Westdeutsche Landesbank
                   Girozentrale LOC),  Mandatory Tender 1/20/1998                                             5,500,000
  8,100,000        Massachusetts HEFA, (Series A) Weekly VRDNs (Brigham & Women's Hospital)/(Sanwa Bank
                   Ltd, Osaka LOC)                                                                            8,100,000
  2,000,000        Massachusetts HEFA, (Series A) Weekly VRDNs (Endicott College)/(BankBoston, N.A. LOC)      2,000,000
  3,225,000        Massachusetts HEFA, (Series A) Weekly VRDNs (New England Home For Little
                   Wanderers)/(BankBoston, N.A. LOC)                                                          3,225,000
  2,300,000        Massachusetts HEFA, (Series B) Weekly VRDNs
                   (Clark University)/(Sanwa Bank Ltd, Osaka LOC)                                             2,300,000
  2,247,000        Massachusetts HEFA, (Series E) Weekly VRDNs (Williams College, MA)                         2,247,000
  8,615,000        Massachusetts HEFA, (Series F) Weekly VRDNs (Children's Hospital of Boston)                8,615,000
  6,000,000        Massachusetts HEFA, 3.70% CP (Harvard University), Mandatory Tender 11/17/1997             6,000,000
  6,000,000        Massachusetts HEFA, 3.70% CP (Harvard University), Mandatory Tender 11/20/1997             6,000,000
  500,000          Massachusetts IFA Weekly VRDNs (Berkshire, MA School)/
                   (National Westminster Bank, PLC, London LOC)                                                 500,000
  1,300,000        Massachusetts IFA Weekly VRDNs (Groton School)/
                   (National Westminster Bank, PLC, London LOC)                                               1,300,000
  5,340,000        Massachusetts IFA Weekly VRDNs (Kendall Square Entity)/
                   (State Street Bank and Trust Co. LOC)                                                      5,340,000
  1,910,000        Massachusetts IFA, (1995 Series A) Weekly VRDNs (Bradford College Issue)/
                   (BankBoston, N.A. LOC)                                                                     1,910,000
    300,000        Massachusetts IFA, (Series 1992) Weekly VRDNs (Holyoke Water Power Co.)/
                   (Canadian Imperial Bank of Commerce, Toronto LOC)                                            300,000
  3,300,000        Massachusetts IFA, (Series 1992A) Weekly VRDNs (Ogden Haverhill)/
                   (Union Bank of Switzerland,  Zurich LOC)                                                   3,300,000
  4,000,000        Massachusetts IFA, (Series 1992B), 3.70% CP (New England Power Co.),
                   Mandatory Tender 11/18/1997                                                                4,000,000
  4,000,000        Massachusetts IFA, (Series 1992B), 3.80% CP (New England Power Co.),
                   Mandatory Tender 1/20/1998                                                                 4,000,000
  6,000,000        Massachusetts IFA, (Series 1995) Weekly VRDNs (Goddard House)/
                   (Fleet Bank of New York LOC)                                                               6,000,000
  5,800,000        Massachusetts IFA, (Series 1995) Weekly VRDNs
                   (Whitehead Institute for Biomedical Research)                                              5,800,000
  7,100,000        Massachusetts IFA, (Series 1996) Weekly VRDNs (Newbury College)/(BankBoston, N.A. LOC)     7,100,000
  2,500,000        Massachusetts IFA, (Series 1997) Weekly VRDNs (Massachusetts Society for the
                   Prevention of Cruelty to Animals)/(Fleet National Bank, Providence, R.I. LOC)              2,500,000
  1,425,000        Massachusetts IFA, (Series A) Weekly VRDNs
                   (Hockomock YMCA)/(Bank of Nova Scotia, Toronto LOC)                                        1,425,000
  5,500,000        Massachusetts IFA, (Series B) Weekly VRDNs (Williston North Hampton School)/
                   (National Westminster Bank,  PLC, London LOC)                                              5,500,000
  5,955,000        Massachusetts IFA, Revenue Bonds (Series 1995) Weekly VRDNs
                   (Emerson College Issue)/(BankBoston, N.A.  LOC)                                            5,955,000
  1,080,000        Massachusetts IFA, Revenue Bonds (Series 1995C) Weekly VRDNs
                   (Edgewood Retirement Community Project)/(Dresdner Bank
                   Ag, Frankfurt LOC)                                                                         1,080,000
  5,800,000        Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue
                   Bonds (1994 Series C) Weekly VRDNs (Canadian Imperial Bank of
                   Commerce, Toronto LOC)                                                                     5,800,000
  5,000,000        Massachusetts Turnpike Authority, PT-135 Weekly VRDNs (MBIA INS)/(Banco Santander LIQ)     5,000,000
  2,000,000        Massachusetts Water Resources Authority, (Series 1994), 3.70% CP
                   (Morgan Guaranty Trust Co.,  New York LOC), Mandatory Tender 11/21/1997                    2,000,000
  1,665,400        Millbury, MA, 4.00% BANs, 11/14/1997                                                       1,665,543
  3,494,797        Milton, MA, 3.73% BANs, 12/16/1997                                                         3,494,918
  1,076,000        Nahant, MA, 4.20% BANs, 8/26/1998                                                          1,077,694
  5,000,000        North Andover, MA, 4.00% BANs, 1/22/1998                                                   5,003,244
  2,600,000        Paxton, MA, 4.25% BANs, 6/19/1998                                                          2,605,567
  2,000,000        Rutland, MA, 4.05% BANs, 6/26/1998                                                         2,001,862
  1,100,000        Rutland, MA, 4.10% BANs, 2/13/1998                                                         1,100,905
  2,250,000        Seekonk, MA, 4.25% BANs, 8/7/1998                                                          2,254,300
  2,500,000        Southborough, MA, 4.00% BANs, 2/6/1998                                                     2,501,919
  7,300,000        Springfield, MA, 4.30% BANs (Fleet National Bank,
                   Providence, R.I. LOC), 11/7/1997                                                           7,300,585
  2,000,000        Springfield, MA, 4.40% BANs (Fleet National Bank,
                   Providence, R.I. LOC), 6/26/1998                                                           2,005,612
  1,000,000        Watertown, MA, 4.25% BANs, 5/13/1998                                                       1,001,225
  2,500,000     (b)Weymouth, MA, 4.25% BANs, 11/5/1998                                                        2,505,525
                                                                                                           ------------
                     Total                                                                                  206,552,997
                                                                                                           ------------
Puerto Rico--4.7%
  8,000,000        Puerto Rico Government Development Bank, 3.70% CP,
                   Mandatory Tender 12/11/1997                                                                8,000,000
  2,200,000        Puerto Rico Industrial, Tourist, Education, Medical &
                   Environmental Control Finance
                   Authority, (Series 1994A), 3.85% CP (Inter American
                   University of Puerto Rico)/
                   (Banque Paribas, Paris LOC), Mandatory Tender 12/12/1997                                   2,200,000
                                                                                                           ------------
                      Total                                                                                  10,200,000
                                                                                                           ------------
                      Total Investments (at amortized cost)(c)                                             $216,752,997
                                                                                                           ============

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSR's") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

     Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSR's in different rating categories should be identified as a First or Second Tier security.

     At October 31, 1997, the portfolio securities were rated as follows:
     TIER RATING PERCENTAGE BASED ON TOTAL MARKET VALUE (UNAUDITED)
     First Tier  Second Tier
     98.08%     1.92%

(b)  Represents a delayed delivery security.

(c)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($215,706,639) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
BANs  --Bond Anticipation Notes
CP    --Commercial Paper
HEFA  --Health and Education Facilities Authority
IDA   --Industrial Development Authority
IFA   --Industrial Finance Authority
INS   --Insured
LIQ   --Liquidity Agreement
LOC   --Letter of Credit
MBIA  --Municipal Bond Investors Assurance
PLC   --Public Limited Company
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

                      STATEMENT OF ASSETS AND LIABILITIES
                      Massachusetts Municipal Cash Trust
                               October 31, 1997


Assets:
Total investments in securities, at amortized cost and value                          $216,752,997
Cash                                                                                       130,100
Income receivable                                                                        1,648,313
Receivable for shares sold                                                                  11,016
                                                                                      ------------
Total assets                                                                           218,542,426
Liabilities:
Payable for investments purchased                                     $  2,505,525
Payable for shares redeemed                                                 21,042
Income distribution payable                                                268,383
Accrued expenses                                                            40,837
                                                                      ------------
Total liabilities                                                                        2,835,787
                                                                                      ------------
Net Assets for 215,706,639 shares outstanding                                         $215,706,639
                                                                                      ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Service Shares:
$141,869,354 / 141,869,354 shares outstanding                                                $1.00
                                                                                       ===========
Boston 1784 Funds Shares:
$73,837,285 / 73,837,285 shares outstanding                                                  $1.00
                                                                                       ===========

(See Notes which are an integral part of the Financial Statements)

                            STATEMENT OF OPERATIONS
                      Massachusetts Municipal Cash Trusts
                          Year Ended October 31, 1997


Investment Income:
Interest                                                                                        $7,245,117
Expenses:
Investment advisory fee                                                          $1,006,548
Administrative personnel and services fee                                           158,069
Custodian fees                                                                       18,809
Transfer and dividend disbursing agent fees and expenses                             71,716
Directors'/Trustees' fees                                                             2,753
Auditing fees                                                                        17,514
Legal fees                                                                            7,293
Portfolio accounting fees                                                            61,712
Shareholder services feeNInstitutional Service Shares                               366,596
Shareholder services feeNBoston 1784 Funds Shares                                   137,333
Share registration costs                                                             23,384
Printing and postage                                                                 36,595
Insurance premiums                                                                    4,026
Miscellaneous                                                                         5,471
                                                                                 ----------
Total expenses                                                                    1,917,819
Waivers--
Waiver of investment advisory fee                                   $ (294,305)
Waiver of shareholder services fee--Institutional Service Shares      (366,596)
Waiver of shareholder services fee--Boston 1784 Funds Shares          (137,333)
                                                                    -----------
Total waivers                                                                      (798,234)
                                                                                 -----------
Net expenses                                                                                     1,119,585
                                                                                                ----------
Net investment income                                                                           $6,125,532
                                                                                                ==========

(See Notes which are an integral part of the Financial Statements)

                      STATEMENT OF CHANGES IN NET ASSETS
                      Massachusetts Municipal Cash Trust

                                                                                             Year Ended October 31,
                                                                                         -----------------------------
                                                                                              1997            1996
                                                                                         -------------   -------------
Increase (Decrease) in Net Assets:
OperationsN
Net investment income                                                                    $   6,125,532   $   5,167,035
                                                                                         -------------   -------------
Distributions to Shareholders--
Distributions from net investment income
Institutional Service Shares                                                                (4,462,883)     (3,622,277)
Boston 1784 Funds Shares                                                                    (1,662,649)     (1,544,758)
                                                                                         -------------   -------------
Change in net assets resulting from distributions to shareholders                           (6,125,532)     (5,167,035)
                                                                                         -------------   -------------
Share Transactions--
Proceeds from sale of shares                                                               682,162,039     533,103,977
Net asset value of shares issued to shareholders in payment of distributions declared        3,135,034       2,757,964
Cost of shares redeemed                                                                   (643,996,755)   (507,663,326)
                                                                                         -------------   -------------
Change in net assets resulting from share transactions                                      41,300,318      28,198,615
                                                                                         -------------   -------------
Change in net assets                                                                        41,300,318      28,198,615
Net Assets:
Beginning of period                                                                        174,406,321     146,207,706
                                                                                         -------------   -------------
End of period                                                                            $ 215,706,639   $ 174,406,321
                                                                                         -------------   -------------

(See Notes which are an integral part of the Financial Statements)

                         NOTES TO FINANCIAL STATEMENTS
                      Massachusetts Municipal Cash Trust
                               October 31, 1997
Organization

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Massachusetts Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Service Shares and Boston 1784 Funds Shares (formerly, 1784 Funds Shares and prior to that, Bay Funds Shares). The investment objective of the Fund is to provide current income exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations
The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.
Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $215,706,639. Transactions in shares were as follows:

                                                                        Year Ended October 31,
                                                                      ---------------------------
                                                                          1997           1996
                                                                      ------------   ------------
Institutional Service Shares                                             Shares         Shares
                                                                      ------------   ------------
Shares sold                                                            619,964,162    489,456,450
Shares issued to shareholders in payment of distributions declared       1,473,299      1,214,590
Shares redeemed                                                       (599,306,953)  (470,559,983)
                                                                      ------------   ------------
   Net change resulting from Institutional Service Share transactions   22,130,508     20,111,057
                                                                      ============   ============


                                                                         Year Ended October 31,
                                                                      ---------------------------
                                                                           1997           1996
                                                                      ------------   ------------
Boston 1784 Funds Shares                                                  Shares         Shares
                                                                      ------------   ------------
Shares sold                                                             62,197,877     43,647,527
Shares issued to shareholders in payment of distributions declared       1,661,735      1,543,374
Shares redeemed                                                        (44,689,802)   (37,103,343)
                                                                      ------------   ------------
   Net change resulting from Boston 1784 Funds Shares transactions      19,169,810      8,087,558
                                                                      ------------   ------------
      Net change resulting from share transactions                      41,300,318     28,198,615
                                                                      ============   ============

Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Institutional Service Shares for the period. Under the terms of a Shareholder Services Agreement with BayBank Systems, Inc., the Fund will pay BayBank Systems, Inc., up to 0.25% of average daily net assets of Boston 1784 Funds Shares for the period. These fees are used to finance certain services for shareholders and to maintain shareholder accounts. FSS and BayBank Systems. Inc. may voluntarily choose to waive any portion of their fees. FSS and BayBank Systems, Inc. can modify or terminate these voluntary waivers at any time at their sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $303,211,550 and $300,210,000, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Concentration of Credit Risk

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 48.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.3% of total investments.


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees of, FEDERATED MUNICIPAL TRUST
(MASSACHUSETTS MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Massachusetts Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of October 31, 1997 and the related statement of operations for the year than ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Municipal Cash Trust (an investment portfolio of Federated Municipal Trust), as of October 31, 1997, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Pittsburgh, Pennsylvania,
December 2, 1997

                                     NOTES

                                     NOTES


Massachusetts Municipal Cash Trust
Institutional Service Shares

Prospectus

December 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company


Massachusetts Municipal
Cash Trust
Institutional
Service Shares
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp. Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Management
Federated Investors Tower 1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent
and Dividend
Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Public Accountants
Arthur Andersen LLP
2100 One PPG Place Pittsburgh, PA 15222

Cusip 314229303
0032603A-ISS (12/97)

                      MASSACHUSETTS MUNICIPAL CASH TRUST

                  (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

                         INSTITUTIONAL SERVICE SHARES

                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus of Institutional Service Shares of Massachusetts Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.


Massachusetts Municipal Cash Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

                       Statement dated December 31, 1997



  [Graphic]
  Federated Investors
  Federated Securities Corp., Distributor
  1001 Liberty Avenue
  Pittsburgh, PA 15222-3779
  1-800-341-7400
  www.federatedinvestors.com



            Cusip 314229303
            0032603B-ISS (12/97)


Table of Contents
--------------------------------------------------------------------------------

Investment Policies                                                            1
--------------------------------------------------------------------------------
Acceptable Investments                                                         1
Participation Interests                                                        1
Municipal Leases                                                               1
Ratings                                                                        1
When-Issued and Delayed Delivery Transactions                                  1
Repurchase Agreements                                                          2
Credit Enhancement                                                             2

Investing in Securities of Other Investment
 Companies                                                                     2


Massachusetts Investment Risks                                                 2
--------------------------------------------------------------------------------

Investment Limitations                                                         3
--------------------------------------------------------------------------------

Federated Municipal Trust Management                                           5
--------------------------------------------------------------------------------
Share Ownership                                                                8
Trustees Compensation                                                          9
Trustee Liability                                                              9

Investment Advisory Services                                                  10
--------------------------------------------------------------------------------
Investment Adviser                                                            10
Advisory Fees                                                                 10

Brokerage Transactions                                                        10
--------------------------------------------------------------------------------

Other Services                                                                10
--------------------------------------------------------------------------------
Fund Administration                                                           10
Custodian and Portfolio Accountant                                            11
Transfer Agent                                                                11
Independent Public Accountants                                                11

Shareholder Services                                                          11
--------------------------------------------------------------------------------

Determining Net Asset Value                                                   11
--------------------------------------------------------------------------------

Redemption in Kind                                                            12
--------------------------------------------------------------------------------

Massachusetts Partnership Law                                                 12
--------------------------------------------------------------------------------

The Fund's Tax Status                                                         12
--------------------------------------------------------------------------------


Performance Information                                                       12
--------------------------------------------------------------------------------
Yield                                                                         12

Effective Yield                                                               12
Tax-Equivalent Yield                                                          13
Tax-Equivalency Table                                                         13
Total Return                                                                  14
Performance Comparisons                                                       14
Economic and Market Information                                               14

About Federated Investors                                                     14
--------------------------------------------------------------------------------
Mutual Fund Market                                                            15
Institutional Clients                                                         15
Trust Organizations                                                           15
Broker/Dealers and Bank Broker/Dealer Subsidiaries                            15

Appendix                                                                      16
--------------------------------------------------------------------------------

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


MASSACHUSETTS INVESTMENT RISKS
--------------------------------------------------------------------------------

The Fund invests in obligations of Massachusetts issuers which results in the Fund's performance being subject to risks associated with the overall economic conditions present within Massachusetts (the "Commonwealth"). The following information is a brief summary of the recent prevailing economic conditions and a general summary of the Commonwealth's financial status. This information is based on official statements relating to securities that have been offered by Massachusetts issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

The Commonwealth has a diverse economy with manufacturing, education, health care, computers and financial services all being significant contributors. Massachusetts is generally considered the leader in research and development within the biotechnology, software and robotics industries as well as having many highly prestigious universities. In addition to a highly skilled and educated workforce, the Commonwealth has one of the higher average per capita incomes in this country.

Beginning in the late 1980's, economic growth in the New England region and Massachusetts, in particular, slowed and showed pronounced deterioration in the construction, real estate, financial and manufacturing sectors. Between 1988 and 1992, there were extensive job losses that resulted in a 10% reduction in the work force. Also, over the same period, property values in the region experienced a similar decline. More recently, the Massachusetts economy has experienced a slight recovery, however, at a slower pace than the nation and there are signs that this recovery may be slowing. In addition, after years of above average property value growth, property values have decreased an estimated 6% over the same period.

The two major revenue sources available to cities and towns in Massachusetts are local property taxes and local aid from the Commonwealth. Property taxes are subject to limitations imposed by a state-wide initiative approved by the voters in November, 1980 (commonly known as Proposition 2-1/2), which limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full valuation of the real estate and personal property therein or (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from new construction. In recent years the decrease in property values due to the recession and the limitations of tax levy growth imposed by Proposition 2-1/2 have resulted in budget constraints for many cities and towns.


The overall financial condition of the Commonwealth can also be illustrated by the changes of its debt ratings. During the period in which the Commonwealth has experienced its financial difficulties beginning in 1988, its general obligation long-term debt ratings as determined by Moody's and S & P's decreased from Aa and AA+ to Baa and BBB respectively. Since then the Commonwealth has had its debt ratings raised by the two rating agencies to A1 and AA-by Moody's and S&P, respectively, reflecting improved fiscal performance.


The Fund's concentration in securities issued by the Commonwealth and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the Commonwealth or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the Commonwealth; and the underlying fiscal condition of the Commonwealth and its municipalities.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued Massachusetts Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations or Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

DIVERSIFICATION OF INVESTMENTS

With regard to at least 50% of its total assets, no more than 5% of its total assets are to be invested in the securities of a single issuer, and no more than 25% of its total assets are to be invested in the securities of a single issuer at the close of each quarter of each fiscal year.

Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalitites, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

Industrial development bonds backed only by the assets and revenues of a non-governmental issuer are considered to be issued solely by that issuer. If, in the case of an industrial development bond or government issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT
--------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

--------------------------------------------------------------------------------
John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924

Chairman and Trustee


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


--------------------------------------------------------------------------------

Thomas G. Bigley
15 Old Timber Road
Pittsburgh, PA
Birthdate: February 3, 1934


Trustee


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

--------------------------------------------------------------------------------
Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932

Trustee


President, Law Professor, Duquesne University; Consulting Partner, Mollica & Hogue; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925

Trustee


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935

Trustee


Public relations/Marketing/Conference Planning, Director or Trustee of the Funds.


--------------------------------------------------------------------------------
J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

--------------------------------------------------------------------------------
Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

--------------------------------------------------------------------------------
* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.


As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership

Officers and Trustees as a group own less than 1% of the Fund's outstanding shares.


As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Boston 1784 Funds Shares of Massachusetts Municipal Cash
Trust: BankBoston, Boston, Massachusetts, owned approximately 85,745,033 shares (100%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of Massachusetts Municipal Cash
Trust: Bob & Co., Boston, Massachusetts, owned approximately 18,674,807 shares (11.74%) and State Street Bank and Trust Company, North Quincy, Massachusetts, owned approximately 50,666,742 shares (31.84%).



    TRUSTEES COMPENSATION
                            AGGREGATE
          NAME,            COMPENSATION
      POSITION WITH            FROM                   TOTAL COMPENSATION PAID
          TRUST              TRUST*#                   FROM FUND COMPLEX+
John F. Donahue                  $  -0-  $0 for the Trust and
Chairman and Trustee                     56 other investment companies in the Fund Complex
Thomas G. Bigley                 $4,443  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
John T. Conroy, Jr.              $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
William J. Copeland              $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Glen R. Johnson                  $  -0-  $0 for the Trust and
President and Trustee                    8 other investment companies in the Fund Complex
James E. Dowd                    $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.          $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.          $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Peter E. Madden                  $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
John E. Murray, Jr.,             $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Wesley W. Posvar                 $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Marjorie P. Smuts                $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex



* Information is furnished for the fiscal year ended October 31, 1997.


# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.


TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES


For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and 1995, the adviser earned $1,006,548, $856,487, and $686,918, respectively, of which $294,305, $297,835, and $276,299, respectively, were waived.


BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.


OTHER SERVICES
--------------------------------------------------------------------------------

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $158,069, $155,108, and $155,000, respectively.


CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of $366,596 on behalf of Institutional Service Shares, none of which was paid to financial institutions.


DETERMINING NET ASSET VALUE
--------------------------------------------------------------------------------

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.50% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND
--------------------------------------------------------------------------------

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW
--------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS
--------------------------------------------------------------------------------


To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.


For the seven-day period ended October 31, 1997, the yield for Institutional Service Shares was 3.07%.


EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


For the seven-day period ended October 31, 1997, the effective yield for Institutional Service Shares was 3.11%.


TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 51.60% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax exempt. For the seven-day period ended October 31, 1997, the tax-equivalent yield for Institutional Service Shares was 6.3%.

TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                       TAXABLE YIELD EQUIVALENT FOR 1997
                            STATE OF MASSACHUSETTS

TAX BRACKET:
FEDERAL                              15.00%     28.00%     31.00%      36.00%     39.60%
COMBINED FEDERAL AND STATE           27.00%     40.00%     43.00%      48.00%     51.60%
------------------------------------------------------------------------------------------
JOINT                                   $1-   $41,201-   $99,601-   $151,751-       OVER
RETURN                               41,200     99,600    151,750     271,050   $271,050
SINGLE                                  $1-   $24,651-   $59,751-   $124,651-       OVER
RETURN                               24,650     59,750    124,650     271,050   $271,050
------------------------------------------------------------------------------------------
TAX-EXEMPT
YIELD                      TAXABLE YIELD EQUIVALENT
------------------------------------------------------------------------------------------
1.50%         2.05%         2.50%         2.63%         2.88%         3.10%
2.00%         2.74%         3.33%         3.51%         3.85%         4.13%
2.50%         3.42%         4.17%         4.39%         4.81%         5.17%
3.00%         4.11%         5.00%         5.26%         5.77%         6.20%
3.50%         4.79%         5.83%         6.14%         6.73%         7.23%
4.00%         5.48%         6.67%         7.02%         7.69%         8.26%
4.50%         6.16%         7.50%         7.89%         8.65%         9.30%
5.00%         6.85%         8.33%         8.77%         9.62%         10.33%
5.50%         7.53%         9.17%         9.65%         10.58%        11.36%
6.00%         8.22%         10.00%        10.53%        11.54%        12.40%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN
--------------------------------------------------------------------------------

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.


The Fund's average annual total returns for the one-year and five-year periods ended October 31, 1997 and for the period from May 18, 1990 (date of initial public investment) through ended October 31, 1997 were 3.09%, 2.73% and 3.18%, respectively.


PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

 . Lipper Analytical Services, Inc., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

 . IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

 . Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund portfolio mangers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS
--------------------------------------------------------------------------------

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund.


As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.


MUTUAL FUND MARKET


Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*


Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.


BANK MARKETING

Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


*Source: Investment Company Institute

APPENDIX
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs)
RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODYS INVESTORS SERVICE, INC.,

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2) The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3) The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICES, INC.,

SHORT-TERM DEBT RATING DEFINITIONS

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


Massachusetts
Municipal
Cash
Trust

Boston 1784 Funds
Shares
Prospectus

December 31, 1997

Money Market Funds
 .  Boston 1784 Tax-Free Money Market Fund
 .  Boston 1784 U.S. Treasury Money
   Market Fund
 .  Boston 1784 Institutional U.S. Treasury
   Money Market Fund
 .  Boston 1784 Prime Money Market Fund

 .  Boston 1784 Institutional Prime Money
   Market Fund
 .  Massachusetts Municipal Cash Trust-Boston 1784
   Funds Shares

Bond Funds
 .  Boston 1784 Short-Term Income Fund
 .  Boston 1784 Income Fund
 .  Boston 1784 U.S. Government Medium-
   Term Income Fund

Tax-Exempt Income Funds
 .  Boston 1784 Tax-Exempt Medium-Term
   Income Fund
 .  Boston 1784 Connecticut Tax-Exempt
   Income Fund
 .  Boston 1784 Florida Tax-Exempt
   Income Fund
 .  Boston 1784 Massachusetts Tax-Exempt
   Income Fund
 .  Boston 1784 Rhode Island Tax-Exempt
   Income Fund

Stock Funds
 .  Boston 1784 Asset Allocation Fund
 .  Boston 1784 Growth and Income Fund
 .  Boston 1784 Growth Fund
 .  Boston 1784 Small Cap Equity Fund

 .  Boston 1784 Large Cap Equity Fund
 .  Boston 1784 International Equity Fund

Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524
1-800-BKB-1784
   www.boston1784funds.com

Federated Securities Corp. is the
distributor for this Fund.
Cusip 314229832
   (Federated use only) G00507-01 (12/97)
MF-0136 (12/97)



Massachusetts Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Boston 1784 Funds Shares

(Formerly, 1784 Funds Shares)



Boston 1784 Funds Shares of Massachusetts Municipal Cash Trust (the "Fund") of-fered by this prospectus represent interests in an investment portfolio of Fed-erated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Massachusetts munici-pal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Massachusetts or its political subdivisions and financing authorities, but which are exempt from the federal regular income tax and Massachusetts state income tax. Shareholders can invest, reinvest or redeem Boston 1784 Funds Shares at any time with no sales loads or contingent deferred sales charges imposed by the Fund. Shareholders have access to other portfolios in Boston 1784 Funds.

BOSTON 1784 FUNDS SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGA-TIONS OF BANKBOSTON, N.A. OR ITS AFFIILIATES OR SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY BANKBOSTON, N.A. OR ITS AFFILIATES OR SUBSIDIARIES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THESE BOSTON 1784 FUNDS SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. SINCE THE FUND MAY IN-VEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVER-SIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in Boston 1784 Funds Shares. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Boston 1784 Funds Shares dated December 31, 1997, with the Securities and Exchange Commis-sion ("SEC"). The information contained in the Statement of Additional Informa-tion is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-BKB-1784. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed at the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document and other information regarding the Fund is maintained elec-tronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997



Table of Contents

--------------------------------------------------------------------------------

Fund Expense Summary                                                  1
Financial Highlights -- Boston 1784 Funds Shares                      2
General Information                                                   3
Investment Information                                                5
     Investment Objective and Policies                                5
     Acceptable Investment                                            5
     Massachusetts Municipal Securities                               8
     Massachusetts Investment Risks                                   8
     Investment Limitations                                           9

Shareholder Services                                                 10
     Pricing of Shares                                               10
     How to Purchase Shares                                          10
     Automatic Investment Program                                    12
     How to Exchange Shares                                          12
     How to Redeem Shares                                            13

Additional Information You Should Know
     Tax Information                                                 16
     Performance Information                                         17
     Tax-Equivalency Table                                           18
     Management, Distribution and Administration                     19
     Investment Adviser                                              20
     Distribution                                                    20
     Administration                                                  21
     Other Classes of Shares                                         21

Financial Highlights -- Institutional Service Shares                 23

Financial Statements                                                 24

Report of Independent Public Accountants                             36

Addresses                                             INSIDE BACK COVER




Fund Expense Summary, Massachusetts Municipal Cash Trust
Boston 1784 Funds Shares (Formerly, 1784 Funds Shares)

--------------------------------------------------------------------------------

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of
   offering price)                                                          None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
   percentage of offering price)                                            None
Contingent Deferred Sales Charge (as a percentage of original
   purchase price or redemption proceeds, as applicable)                    None
Redemption Fee (as a percentage of amount redeemed, if applicable)          None
Exchange Fee                                                                None
Annual Operating Expenses
(As a percentage of average net assets)
Management Fee (after waiver) (1)                                          0.35%
12b-1 Fee                                                                   None
Total Other Expenses                                                       0.22%
Shareholder Services Fee (after waiver) (2)                        0.00%
Total Operating Expenses (3)                                               0.57%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.96% absent the voluntary waivers of a portion of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Boston 1784 Funds Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management, Distribution and Administration." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of each
time period                                     $6     $18     $32     $71

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



Massachusetts Municipal Cash Trust

Financial Highlights--Boston 1784 Funds Shares

(Formerly, 1784 Funds Shares)

--------------------------------------------------------------------------------

REFERENCE IS MADE TO THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON PAGE 36.




(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  NET
                           NET               DISTRIBUTIONS    NET                                               ASSETS,
                          ASSET                  FROM        ASSET                                   EXPENSE      END
                         VALUE,      NET          NET       VALUE,                          NET      WAIVER/   OF PERIOD
                        BEGINNING INVESTMENT  INVESTMENT      END      TOTAL             INVESTMENT REIMBURSE-   (000
                        OF PERIOD   INCOME      INCOME     OF PERIOD RETURN (B) EXPENSES   INCOME    MENT (C)  OMITTED)
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,
 1997                     $1.00      0.03       (0.03)       $1.00     3.07%     0.57%     3.03%      0.39%     $73,837
Year Ended October 31,
 1996                     $1.00      0.03       (0.03)       $1.00     3.05%     0.58%     3.01%      0.42%     $54,667
Year Ended October 31,
 1995                     $1.00      0.03       (0.03)       $1.00     3.30%     0.60%     3.25%      0.45%     $46,580
Year Ended October 31,
 1994                     $1.00      0.02       (0.02)       $1.00     2.05%     0.64%     2.09%      0.35%     $41,912
Year Ended October 31,
 1993(a)                  $1.00      0.01       (0.01)       $1.00     1.25%     0.65%*    1.85%*     0.43%*    $18,143
------------------------------------------------------------------------------------------------------------------------

*Computed on an annualized basis.

(a)Reflects operations for the period from March 8, 1993 (date of initial public investment) to October 31, 1993.

(b)Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



General Information

--------------------------------------------------------------------------------

As a shareholder of Boston 1784 Funds Shares class (the "Shares") of the Fund, you have access to all of the portfolios of Boston 1784 Funds, an open-end man-agement investment company. Boston 1784 Funds consists of nineteen separate professionally managed investment portfolios with distinct investment objec-tives and policies.

As of the date of this prospectus, Boston 1784 Funds offers shares in nineteen portfolios:


MONEY MARKET FUNDS

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND, BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND and BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND seek to preserve principal value and maintain a high degree of liquidity while providing current income.

BOSTON 1784 TAX-FREE MONEY MARKET FUND seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income tax.

These MONEY MARKET FUNDS are designed for conservative investors who want li-quidity, current income at money market rates and stability of principal.

BOND FUNDS
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND seeks to provide current income consistent with preservation of capital.

BOSTON 1784 SHORT-TERM INCOME FUND and BOSTON 1784 INCOME FUND seek to maximize current income. Preservation of capital is a secondary objective.

These BOND FUNDS are designed for investors seeking current income.

TAX-EXEMPT FUNDS
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND seeks to provide current income, exempt from federal income tax, consistent with preservation of capital.

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND seeks to provide current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND seeks to provide current income ex-empt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objec-tive.

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND seeks to provide current incomeexempt from both federal and Massachusettspersonal income tax consistent with preservation of capital.

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND seeks to provide current income exempt from federal income tax, Rhode Island personal income tax and Rhode Island business corporation tax. Preservation of capital is a secondary objective.

These TAX-EXEMPT FUNDS are designed for investors seeking income that is exempt from federal income tax, and who are seeking exemption from certain state taxes in Connecticut, Florida, Massachusetts and Rhode Island.

STOCK FUNDS
BOSTON 1784 ASSET ALLOCATION FUND seeks to achieve a favorable rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

BOSTON 1784 GROWTH AND INCOME FUND seeks to provide long-term growth of capital with a secondary objective of income.

BOSTON 1784 GROWTH FUND seeks to provide capital appreciation. Dividend income, if any, is incidental to this objective.

BOSTON 1784 SMALL CAP EQUITY FUND seeks to provide capital appreciation. Dividend income, if any, is incidental to this objective.

BOSTON 1784 LARGE CAP EQUITY FUND seeks to provide income and capital appreciation.

BOSTON 1784 INTERNATIONAL EQUITY FUND seeks to provide long-term growth of capital. Dividend income, if any, is incidental to this objective.

These STOCK FUNDS are designed for long-terminvestors seeking high long-term returns who can tolerate changes in the value of their investments.

Please call 1-800-BKB-1784 for a free Boston 1784 Funds prospectus. Please read the prospectus carefully before you invest or send money.



Investment Information

-------------------------------------------------------------------------------

Investment Objective and Policies
The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

Interest income of the Fund that is exempt from the income taxes described above retains its tax-free status when distributed to the Fund's shareholders. However, income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than Massachusetts.

The Fund pursues its investment objective by investing primarily in a portfo-lio of Massachusetts municipal securities with remaining maturities of 13 months or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Massachusetts state income tax. (Federal regular income tax does not include the federal individ-ual alternative minimum tax or the federal alternative minimum tax for corpo-rations.) The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these policies become effective.

Acceptable Investments
The Fund invests primarily in debt obligations issued by or on behalf of Mas-sachusetts and its political subdivisions and financing authorities, and obli-gations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of quali-fied legal counsel, exempt from federal regular income tax and Massachusetts state income tax ("Massachusetts Municipal Securities").

Examples of Massachusetts municipal securities include, but are not limited to:

 . tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

 . bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

 . municipal commercial paper and other short-term notes;

 . variable rate demand notes;

 . municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

 . participation, trust and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES
Variable rate demand notes are long-term debtinstruments that have variable or floating interest rates and provide the Fund with the right to tender the secu-rity for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the se-curities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a pub-lished interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See " Demand Features". The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS
The Fund may purchase interests in Massachusetts municipal securities from financial institutions such as commercial and investment banks, savings associa-tions, and insurance companies. These interests may take the form of participa-tions, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the invest-ment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Massachusetts municipal securities.

MUNICIPAL LEASES
Municipal leases are obligations issued by state and local governments or au-thorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales con-tract or a participation interest on any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain spe-cific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT
Certain of the Fund's acceptable investments may be credit-enhanced by a guar-anty, letter of credit or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES
The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when- issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment com-panies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS
From time to time, when the investment adviser determines that market condi-tions call for a temporary defensive posture, the Fund may invest in tax-ex-empt or taxable securities, all of comparable quality to other securities in which the Fund invests such as: obligations issued by or on behalf of munici-pal or corporate issuers; obligations issued or guaranteed by the U.S. govern-ment, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Massachu-setts municipal securities is subject to the federal alternative minimum tax.

Massachusetts Municipal Securities
Massachusetts municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transpor-tation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Massachusetts municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Massachusetts municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not repre-sent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Massachusetts Investment Risks
Yields on Massachusetts municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the matu-rity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Massachusetts municipal securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Massachusetts municipal securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Massachusetts municipal securities which are repayable out of revenue streams generated from economically related projects or facili-ties and/or whose issuers are located in the same state. Sizable investments in these Massachusetts municipal securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Massachusetts municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or refer-enda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentra-tion in Massachusetts municipal securities may entail a greater level of risk than other types of money market funds.

Investment Limitations

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of total assets to secure such borrowings. The Fund will not invest more than 10% of its net assets in securi-ties subject to restrictions on resale under the Securities Act of 1933. These investment limitations cannot be changed without shareholder approval.

The following limitation, however, may be changed without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not invest more than 10% of the value of its net assets in illiq-uid securities, including repurchase agreements providing for settlement in more than seven days after notice.




Shareholder Services

--------------------------------------------------------------------------------

Pricing of Shares
The Fund attempts to stabilize the net asset value of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to shares from the value of Fund assets attributable to shares, and dividing the remain-der by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per Share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund offers Shares only on days on which the New York Stock Exchange and the Federal Reserve Bank of Boston are open for business ("Business Days"). If BankBoston, N.A. (the "Shareholder Servicing Agent") receives your purchase or-der on a non-Business Day, the order will not be executed until the next Busi-ness Day in accordance with the Distributor's procedures. The Fund and the Distributor reserve the right to reject any purchase request.

How to Purchase Shares

MINIMUM INVESTMENT. You can become a shareholder with an initial investment of $1,000. You must submit a completed application at the time of your initial purchase. Subsequent investments must be in amounts of at least $250, or if you participate in the automatic investment program, the minimum for additional Share purchases is $50. The Fund may waive any investment minimums from time to time. In addition, the Fund may reduce or waive investment minimums for investors purchasing through qualified BankBoston accounts.

If your purchase order is received in good order and accepted by the Fund from Federated Shareholder Services Company (the "Transfer Agent") by 1:00 p.m. (Eastern time) on a Business Day, it will be executed at the net asset value next determined and your Shares will begin earning dividends that day. The Transfer Agent will not communicate your purchase order to the Fund until the Shareholder Servicing Agent has received the purchase price in federal funds or other immediately available funds. If your purchase order is received in good order and accepted by the Fund from the Transfer Agent after 1:00 p.m. (Eastern time), and prior to 4:00 p.m. (Eastern time), it will be executed at the net asset value next determined and Shares will begin earning dividends the next Business Day. When you purchase Shares by check, the order is considered received when the check is converted into federal funds, normally within two Business Days.

The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders received in good order to the Transfer Agent.

BY PHONE. Once you are a shareholder, you may purchase additional Shares by calling 1-800-BKB-1784.

You must have previously authorized the Fund in writing to accept telephone requests. If you have not done so, call 1-800-BKB-1784 to request the necessary form and information on this Fund feature. The Fund uses reasonable procedures (including a shareholder identity test and sending a written confirmation of each telephone transaction) to confirm that instructions given by telephone are genuine. However, the Fund is not responsible for the authen-ticity of telephone instructions or for any losses caused by fraudulent or unauthorized telephone instructions if the Fund reasonably believed that the instructions were genuine.

For the protection of investors, all phone communications may be recorded where not otherwise prohibited by law.

BY MAIL . If you make your initial Share purchase by mail, you must send a completed application and a check payable to Boston 1784 Funds to:

Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524

You may obtain an application by calling 1-800-BKB-1784.

You may make subsequent investments in the Fund at any time by sending a check for a minimum of $250 payable to Boston 1784 Funds at the following address:


Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524

along with either (a) the detachable form that regularly accompanies confirma-tion of a prior transaction, (b) a subsequent investment form that may be enclosed in the Fund mailing or can be obtained by calling 1-800-BKB-1784, or
(c) a letter stating the amount of the investment, the name of the Fund, the exact name and address of the account, and your account number.

If the check does not clear, your purchase order will be cancelled.

BY WIRE. Purchases may also be made by wiring money from your bank account to your Fund account. Call 1-800-BKB-1784 to receive wiring instructions.

Shares cannot be purchased by wire on days on which the New York Stock Exchange and the Federal Reserve Wire System are not open for business and on the following holidays: Martin Luther King Day, Columbus Day and Veterans' Day.



Automatic Investment Program
When you participate in the automatic investment program, you can purchase ad-ditional Shares in minimum amounts of $50. You must previously have authorized in writing the total dollar amount to be deducted automatically from eligible BankBoston deposit accounts or your deposit account maintained at a domestic financial institution which is an automated clearing house member, and the fre-quency of the deductions. The funds will be invested in Shares at the net asset value next determined. The Fund may reduce or waive the investment minimums for investors purchasing through qualified BankBoston accounts.

How to Exchange Shares

Boston 1784 Funds consist of: Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund, Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium Term Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund, Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund and Boston 1784 International Equity Fund.

You may redeem Shares and purchase shares of any other Boston 1784 Funds ("Par-ticipating Funds") in which you have an account. The minimum initial investment to establish an account in any other Participating Fund is $1,000 ($100,000 for Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund). Boston 1784 Funds do not charge any fees for these transactions.

Shares will be redeemed at the net asset value next determined after the Trans-fer Agent receives the redemption request and Shares of the Participating Fund to be acquired will be purchased at the net asset value per share next deter-mined after receipt of the redemption proceeds by the Transfer Agent for the acquired fund on a Business Day.

If you do not have an account in the Participating Fund whose shares you want to acquire, you must establish an account. Prior to any such transaction, you must receive a copy of the current prospectus of the Participating Fund into which a purchase is to be effected. This account will be registered in the same name and you will receive your dividends and distributions as an automatic re-investment in additional shares. If the new account registration (name, address and taxpayer identification number) is not identical to your existing account, please call 1-800-BKB-1784 for the necessary new account or transfer procedures.

You may find this privilege useful if your investment objectives or market out-look should change after you invest in the Fund or in any of the Participating Funds. You may obtain further information on this privilege and obtain a pro-spectus by calling 1-800-BKB-1784.

The exchange privilege is available to shareholders resident in any state in which Participating Funds' shares being acquired may be sold.

Boston 1784 Funds reserves the right to terminate this privilege at any time. Shareholders will be notified if this privilege is terminated.

Depending on the circumstances, an exchange with a fluctuating net asset value Participating Fund may generate a short-term or long-term capital gain or loss for federal income tax purposes.

BY PHONE. You may provide instructions to redeem Shares and purchase shares of any Participating Funds by calling 1-800-BKB-1784.

You must have previously authorized the Fund in writing to accept telephone requests. If you have not done so, call 1-800-BKB-1784 to request the necessary form and information on this Fund feature. The Fund uses reasonable procedures (including a shareholder identity test and sending a written confirmation of each telephone transaction) to confirm that instructions given by telephone are genuine. However, the Fund is not responsible for the authenticity of telephone instructions or for any losses caused by fraudulent or unauthorized telephone instructions if the Fund reasonably believed that the instructions were genuine.

BY MAIL. You may send a written request to redeem Shares and purchase shares of any Participating Funds to:

Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524

Your written request must include your name and tax identification number; the name of the Fund, the dollar amount or number of Shares to be redeemed; the name of the Participating Fund in which shares are to be purchased; and your account number. Your request must be signed by the registered owner(s) exactly as required by the account application.

How to Redeem Shares
The Fund redeems Shares at the net asset value next determined after the Fund has received your redemption request from the Transfer Agent in proper form. Redemption requests can be executed only on Business Days. If your redemption request is received by the Shareholder Servicing Agent on a non-Business Day, the Transfer Agent will not communicate your redemption request to the Fund until the next Business Day.

Redemption proceeds may be credited to an eligible BankBoston deposit account, paid by check, or paid by wire or electronic transfer (ACH) as you previously designated in writing. The Fund ordinarily will make payment for Shares redeemed after proper receipt from the Transfer Agent of the redemption request and of all documents in proper form within one Business Day to an eligible BankBoston deposit account, within ten Business Days if you requested redemption proceeds by check, or the same day by wire or electronic transfer if the Fund receives your redemption request from the Transfer Agent by 12:00 noon (Eastern time) on the day of redemption. There is a fee for each wire and your bank may charge an additional fee to receive the wire. Shares redeemed and wired or transferred electronically the same day will not receive the dividend declared on the day of redemption.

SIGNATURE GUARANTEES. If you request a redemption for an amount in excess of $100,000, a redemption of any amount to be sent to an address other than your address of record with the Fund or that has changed within the preceding 30 days, the transfer of the registration of Shares, or a redemption of any amount payable to someone other than yourself as the shareholder of record, your signature must be guaranteed on a written redemption request by a trust company or insured commercial bank; an insured savings association or savings bank; a member firm of a national or regional stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. At the Fund's discretion, signature guarantees may also be required for other redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund does not accept signatures guaranteed by a notary public. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice. If you have a question about the proper form for redemption requests, call 1-800-BKB-1784.

BY PHONE. You may redeem Shares by calling 1-800-BKB-1784.

You must have previously authorized the Fund in writing to accept telephone requests. If you have not done so, call 1-800-BKB-1784 to request the neces-sary form.

In the event of drastic economic or market changes, you may experience diffi-culty in redeeming by telephone. If this occurs, you should consider another method of redemption, such as by mail or by wire (see below). The Fund uses reasonable procedures (including a shareholder identity test and sending a written confirmation of each telephone transaction) to confirm that instruc-tions given by telephone are genuine. However, the Fund is not responsible for the authenticity of telephone instructions or for any losses caused by fraudu-lent or unauthorized telephone instructions if the Fund reasonably believed that the instructions were genuine.


BY MAIL. You may redeem Shares by submitting a written request for redemption to:

Boston 1784 Funds
P.O. Box 8524
Boston, MA 02266-8524

Your written request must include your name and tax identification number, the Fund's name, the dollar amount or number of Shares to be redeemed, and your account number. Your request must be signed by the registered owner(s) exactly as required by the account application.

BY WIRE. You may redeem Shares by wire by calling 1-800-BKB-1784. Redemption proceeds will be wired directly to the domestic commercial bank and account you previously designated in writing. You are charged a fee for each wire redemption and the fee is deducted from your redemption proceeds.

The Fund reserves the right to wire redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Fund. The Fund also reserves the right to terminate or modify the telephone and wire redemption procedures at any time. In that event, shareholders would be promptly notified. Neither the Fund, the Transfer Agent, the Sub-Transfer Agent, nor the Shareholder Servicing Agent will be responsible for the authenticity of redemption instructions received by phone.



Additional Information You Should Know

--------------------------------------------------------------------------------

MINIMUM BALANCE. Due to the high cost of maintaining accounts with low balances, the Fund may redeem your Shares and send you the proceeds if, due to shareholder redemptions, your account balance falls below a minimum value of $1,000. However, before Shares are redeemed to close an account, the shareholder will be notified in writing and given 60 days to purchase additional Shares to meet the minimum balance requirement. The Fund reserves the right to amend this standard upon 60 days' prior written notice to shareholders. The Fund also reserves the right to redeem Shares involuntarily or make payment for redemptions in the form of securities if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act of 1940.

CONFIRMATIONS AND ACCOUNT STATEMENTS. Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS. Dividends from the Fund's net investment income are declared daily to shareholders of record immediately following the 1:00 p.m. (Eastern time) pricing of Shares. Dividends are paid monthly within five Business Days after the end of such calendar month. The Fund does not expect to realize any net long-term capital gains. However, if any such gains are realized, they will be distributed to shareholders at least annually.

You will receive your dividends and distributions as an automatic reinvestment in additional Shares at the net asset value next determined on the payment dates.

Tax Information

FEDERAL INCOME TAX. The Fund will not pay federal income tax since it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any div-idends received from the Fund that represent net interest on tax-exempt munici-pal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

MASSACHUSETTS TAXES. Under existing Massachusetts laws, distributions made by the Fund will not be subject to Massachusetts personal income taxes to the extent that such dividends qualify as exempt interest dividends under the Internal Revenue Code, and represent (i) interest or gain on obligations issued by the Commonwealth of Massachusetts, its political subdivisions or agencies; or (ii) interest on obligations of the United States, its territories or possessions exempt from taxation by the states pursuant to federal law. Conversely, to the extent that the distributions made by the Fund are derived from other types of obligations, such dividends will be subject to Massachusetts personal income taxes.

Shareholders subject to the Massachusetts corporate excise tax must include all dividends paid by the Fund in their net income, and the value of their shares of stock in the Fund in their net worth, when computing the Massachusetts excise tax.

OTHER STATE AND LOCAL TAXES. Income from the Fund is not necessarily free from taxes in states other than Massachusetts. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

Performance Information

From time to time, in advertisements or in reports to shareholders, the perfor-mance, total return and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to relevant money market indices, or to rankings prepared by independent services or other finan-cial or industry publications, that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

National financial publications in which performance and yield data are reported may include The Wall Street Journal, The New York Times, Forbes, or Money magazine. Publications of a local or regional nature, such as The Boston Globe or The Boston Herald, may also be used in comparing the performance, total return and yield of the Fund.

YIELD. Yield represents the annualized rate of income earned on an investment over a seven day period. It is the annualized dividends earned during the period on the investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield but, when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX-EQUIVALENT YIELD. The tax-equivalent yield for the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.6% federal tax rate and the 12% regular personal income tax rate imposed by Massachusetts and assuming that income earned by the Fund is 100% tax-exempt on a regular federal, state, and local basis.

For the seven day periods ended October 31, 1997 and November 30, 1997, the tax-equivalent yields for Boston 1784 Funds Shares were 5.05% and 5.5%, respectively.

TOTAL RETURN. Total return represents the change, over a specified period of time, in the value of an investment in the Shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

Yield, effective yield, tax-equivalent yield and total return will be calcu-lated separately for Boston 1784 Funds Shares and Institutional Service Shares.

Tax-Equivalency Table
A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax*, and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

        TAXABLE YIELD EQUIVALENT FOR 1997
              STATE OF MASSACHUSETTS
Tax
Bracket:
Federal   15.00%   28.00%   31.00%    36.00%    39.60%
------------------------------------------------------
Combined
Federal
and
State     27.00%   40.00%   43.00%    48.00%    51.60%
------------------------------------------------------
Joint         $1- $40,201- $99,601- $151,751-     Over
Return:   40,200   99,600  151,750   271,050  $271,050
Single        $1- $24,651- $59,751- $124,651-     Over
Return:   24,650   59,750  124,650   271,050  $271,050
------------------------------------------------------

 TAX                                                TAXABLE
EXEMPT                                               YIELD
YIELD                                              EQUIVALENT
 1.50%        2.05%              2.50%                2.63%                2.88%              3.10%
 2.00         2.74               3.33                 3.51                 3.85               4.13
 2.50         3.42               4.17                 4.39                 4.81               5.17
 3.00         4.11               5.00                 5.26                 5.77               6.20
 3.50         4.79               5.83                 6.14                 6.73               7.23
 4.00         5.48               6.67                 7.02                 7.69               8.26
 4.50         6.16               7.50                 7.89                 8.65               9.30
 5.00         6.85               8.33                 8.77                 9.62              10.33
 5.50         7.53               9.17                 9.65                10.58              11.36
 6.00         8.22              10.00                10.53                11.54              12.40

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable equivalent yield. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

Management, Distribution and Administration
The Trust was established as a Massachusetts business trust under a Declara-tion of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospec-tus, the Board of Trustees ("Trustees") has established two classes of shares, Boston 1784 Fund Shares and Institutional Service Shares. This prospectus relates only to Boston 1784 Funds Shares of the Fund which are designed primar-ily for individuals, partnerships and corporations who seek a convenient means of accumulating an interest in a professionally managed portfolio limited to short-term Massachusetts municipal securities. The Fund is not likely to be a suitable investment for non-Massachusetts taxpayers or retirement plans since it intends to invest primarily in Massachusetts municipal securities.

VOTING RIGHTS. Each Share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except in matters affecting only a particular portfolio or class when only shareholders of that portfolio or class are entitled to vote.

The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trust-ees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. An Executive Committee handles the Trustees' responsibilities between meetings of the Trustees.

As of November 24, 1997, the following shareholders of record owned 25% or more of the outstanding shares of the Fund: BankBoston, N.A., Boston, Massa-chusetts, owned 100% of the Boston 1784 Funds Shares of the Fund and State Street Bank & Trust Company, North Quincy, Massachusetts, owned 31.84% of the Institutional Service Shares of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser
Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

Distribution
Federated Securities Corp. is the principal distributor (the "Distributor") for the Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICING ARRANGEMENTS. The Distributor may pay financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide certain services to shareholders. These services may include, but are not limited to, distributing prospectuses and other information, providing accounting assistance, and communicating or facilitating purchases and redemptions of shares. Any fees paid for these services by the Distributor will be reimbursed by the Adviser and not the Fund.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distribu-tor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administra-tive services.

Administration

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

     MAXIMUM                 AVERAGE AGGREGATE
ADMINISTRATIVE FEE           DAILY NET ASSETS
      0.15%         on the first $250 million
      0.125%        on the next $250 million
      0.10%         on the next $250 million
      0.075%        on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICING AGENT. BankBoston, N.A., Boston, Massachusetts, is the shareholder servicing agent for Boston 1784 Funds Shares. The Fund may pay the Shareholder Servicing Agent a fee based on the average daily net asset value of Shares for which it provides shareholder services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Shares. This fee will be equal to 0.25% of the Fund's average daily net assets for which the Shareholder Servicing Agent provides services; however, the Shareholder Servicing Agent may choose voluntarily to waive all or a portion of its fee at any time.

Other Classes of Shares
The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold to accounts for which financial institutions act in an agency capacity. Investments in Institutional Service Shares are subject to a minimum initial investment of $25,000 over a 90-day period. Institutional Service Shares are sold at net asset value.

Instututional Service Shares and Boston 1784 Funds Shares are subject to cer-tain of the same expenses. Institutional Service Shares are distributed with no 12b-1 fees, but are subject to shareholder services fees.

Expense differences, however, between Institutional Service Shares and Boston 1784 Funds Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.

Massachusetts Municipal Cash Trust

Financial Highlights -- Institutional Service Shares
--------------------------------------------------------------------------------

REFERENCE IS MADE TO THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON PAGE 36.

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  NET
                           NET                                NET                                               ASSETS,
                          ASSET              DISTRIBUTIONS   ASSET                                   EXPENSE      END
                         VALUE,      NET       FROM NET     VALUE,                          NET      WAIVER/   OF PERIOD
                        BEGINNING INVESTMENT  INVESTMENT      END      TOTAL             INVESTMENT REIMBURSE-   (000
                        OF PERIOD   INCOME      INCOME     OF PERIOD RETURN (B) EXPENSES   INCOME    MENT (C)  OMITTED)
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,
 1997                     $1.00      0.03       (0.03)       $1.00     3.09%     0.55%     3.05%      0.40%    $141,869
Year Ended October 31,
 1996                     $1.00      0.03       (0.03)       $1.00     3.07%     0.55%     3.02%      0.42%    $119,739
Year Ended October 31,
 1995                     $1.00      0.03       (0.03)       $1.00     3.34%     0.55%     3.30%      0.45%     $99,628
Year Ended October 31,
 1994                     $1.00      0.02       (0.02)       $1.00     2.14%     0.55%     2.12%      0.35%     $90,013
Year Ended October 31,
 1993                     $1.00      0.02       (0.02)       $1.00     1.99%     0.53%     1.97%      0.43%     $84,524
Year Ended October 31,
 1992                     $1.00      0.03       (0.03)       $1.00     2.87%     0.34%     2.82%      0.55%     $85,570
Year Ended October 31,
 1991                     $1.00      0.05       (0.05)       $1.00     4.63%     0.30%     4.48%      0.69%     $81,681
Year Ended October 31,
 1990(a)                  $1.00      0.03       (0.03)       $1.00     2.59%     0.17%*    5.66%*     0.57%*    $63,483
------------------------------------------------------------------------------------------------------------------------


*Computed on an annualized basis.

(a)Reflects operations for the period from May 18, 1990 (date of initial public investment) to October 31, 1990.

(b)Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c)This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


Massachausetts Municipal Cash Trust

Portfolio of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1997


 Principal
 Amount                                                               Value
 (A) SHORT-TERM MUNICIPALS--100.5%
 MASSACHUSETTS--95.8%
 $3,000,000 Amherst-Pelham Regional School District, MA, 4.09%
            BANs, 2/13/1998                                        $  3,002,715
            ----------------------------------------------------
  5,000,000 Amherst-Pelham Regional School District, MA, 4.25%
            BANs, 7/20/1998                                           5,008,429
            ----------------------------------------------------
  2,000,000 Canton, MA, 4.25% BANs, 9/17/1998                         2,005,050
            ----------------------------------------------------
  3,000,000 Central Berkshire, MA Regional School District,
            4.25% BANs, 7/15/1998                                     3,004,867
            ----------------------------------------------------
  1,300,000 Central Berkshire, MA Regional School District,
            5.00% BANs, 3/17/1998                                     1,303,458
            ----------------------------------------------------
  1,000,000 Chelmsford, MA, 4.25% BANs, 4/24/1998                     1,001,067
            ----------------------------------------------------
  3,000,000 Clinton, MA, 4.00% BANs, 11/21/1997                       3,000,555
            ----------------------------------------------------
 13,944,150 Clipper, MA Tax Exempt Trust Weekly VRDNs (State
            Street Bank and Trust Co. LIQ)                           13,944,150
            ----------------------------------------------------
  3,465,000 Clipper, MA Tax Exempt Trust, (Series 1993-1) Weekly
            VRDNs (State Street Bank and Trust Co. LIQ)               3,465,000
            ----------------------------------------------------
  3,000,000 Commonwealth of Massachusetts Weekly VRDNs (AMBAC
            INS)/(Citibank NA, New York LIQ)                          3,000,000
            ----------------------------------------------------
  3,000,000 Commonwealth of Massachusetts, (1997 Series B)
            Weekly VRDNs (Landesbank Hessen-Thueringen,
            Frankfurt LIQ)                                            3,000,000
            ----------------------------------------------------
  1,500,000 Danvers, Massachusetts, 4.75% BANs, 4/29/1998             1,504,174
            ----------------------------------------------------
  3,780,000 Fall River, MA, 4.25% BANs (Fleet National Bank,
            Providence, R.I. LOC), 8/14/1998                          3,789,950
            ----------------------------------------------------
  3,200,000 Framingham, MA IDA Weekly VRDNs (Perini
            Corp)/(Barclays Bank PLC, London LOC)                     3,200,000
            ----------------------------------------------------
  2,500,000 Holden, MA, 4.25% BANs, 10/1/1998                         2,507,683
            ----------------------------------------------------
  6,500,000 Massachusetts Bay Transit Authority, (Series C),
            3.70% CP (Westdeutsche Landesbank Girozentrale LOC),
            Mandatory Tender 11/17/1997                               6,500,000
            ----------------------------------------------------


Massachusetts Municipal Cash Trust


--------------------------------------------------------------------------------

 Principal
 Amount                                                               Value
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 MASSACHUSETTS--CONTINUED
 $5,500,000 Massachusetts Bay Transit Authority, (Series C),
            3.75% CP (Westdeutsche Landesbank Girozentrale LOC),
            Mandatory Tender 1/20/1998                             $  5,500,000
            ----------------------------------------------------
  8,100,000 Massachusetts HEFA, (Series A) Weekly VRDNs (Brigham
            & Women's Hospital)/(Sanwa Bank Ltd, Osaka LOC)           8,100,000
            ----------------------------------------------------
  2,000,000 Massachusetts HEFA, (Series A) Weekly VRDNs
            (Endicott College)/(BankBoston, N.A. LOC)                 2,000,000
            ----------------------------------------------------
  3,225,000 Massachusetts HEFA, (Series A) Weekly VRDNs (New
            England Home For Little Wanderers)/(BankBoston, N.A.
            LOC)                                                      3,225,000
            ----------------------------------------------------
  2,300,000 Massachusetts HEFA, (Series B) Weekly VRDNs (Clark
            University)/(Sanwa Bank Ltd, Osaka LOC)                   2,300,000
            ----------------------------------------------------
  2,247,000 Massachusetts HEFA, (Series E) Weekly VRDNs
            (Williams College, MA)                                    2,247,000
            ----------------------------------------------------
  8,615,000 Massachusetts HEFA, (Series F) Weekly VRDNs
            (Children's Hospital of Boston)                           8,615,000
            ----------------------------------------------------
  6,000,000 Massachusetts HEFA, 3.70% CP (Harvard University),
            Mandatory Tender 11/17/1997                               6,000,000
            ----------------------------------------------------
  6,000,000 Massachusetts HEFA, 3.70% CP (Harvard University),
            Mandatory Tender 11/20/1997                               6,000,000
            ----------------------------------------------------
    500,000 Massachusetts IFA Weekly VRDNs (Berkshire, MA
            School)/(National Westminster Bank, PLC, London LOC)        500,000
            ----------------------------------------------------
  1,300,000 Massachusetts IFA Weekly VRDNs (Groton
            School)/(National Westminster Bank, PLC, London LOC)      1,300,000
            ----------------------------------------------------
  5,340,000 Massachusetts IFA Weekly VRDNs (Kendall Square
            Entity)/(State Street Bank and Trust Co. LOC)             5,340,000
            ----------------------------------------------------
  1,910,000 Massachusetts IFA, (1995 Series A) Weekly VRDNs
            (Bradford College Issue)/(BankBoston, N.A. LOC)           1,910,000
            ----------------------------------------------------


Massachusetts Municipal Cash Trust


--------------------------------------------------------------------------------

 Principal
 Amount                                                                Value
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 MASSACHUSETTS--CONTINUED
 $  300,000 Massachusetts IFA, (Series 1992) Weekly VRDNs
            (Holyoke Water Power Co.)/(Canadian Imperial Bank of
            Commerce, Toronto LOC)                                  $   300,000
            -----------------------------------------------------
  3,300,000 Massachusetts IFA, (Series 1992A) Weekly VRDNs (Ogden
            Haverhill)/ (Union Bank of Switzerland, Zurich LOC)       3,300,000
            -----------------------------------------------------
  4,000,000 Massachusetts IFA, (Series 1992B), 3.70% CP (New
            England Power Co.), Mandatory Tender 11/18/1997           4,000,000
            -----------------------------------------------------
  4,000,000 Massachusetts IFA, (Series 1992B), 3.80% CP (New
            England Power Co.), Mandatory Tender 1/20/1998            4,000,000
            -----------------------------------------------------
  6,000,000 Massachusetts IFA, (Series 1995) Weekly VRDNs
            (Goddard House)/(Fleet Bank of New York LOC)              6,000,000
            -----------------------------------------------------
  5,800,000 Massachusetts IFA, (Series 1995) Weekly VRDNs
            (Whitehead Institute for Biomedical Research)             5,800,000
            -----------------------------------------------------
  7,100,000 Massachusetts IFA, (Series 1996) Weekly VRDNs
            (Newbury College)/(BankBoston, N.A. LOC)                  7,100,000
            -----------------------------------------------------
  2,500,000 Massachusetts IFA, (Series 1997) Weekly VRDNs
            (Massachusetts Society for the Prevention of Cruelty
            to Animals)/(Fleet National Bank, Providence, R.I.
            LOC)                                                      2,500,000
            -----------------------------------------------------
  1,425,000 Massachusetts IFA, (Series A) Weekly VRDNs (Hockomock
            YMCA)/(Bank of Nova Scotia, Toronto LOC)                  1,425,000
            -----------------------------------------------------
  5,500,000 Massachusetts IFA, (Series B) Weekly VRDNs (Williston
            North Hampton School)/(National Westminster Bank,
            PLC, London LOC)                                          5,500,000
            -----------------------------------------------------
  5,955,000 Massachusetts IFA, Revenue Bonds (Series 1995) Weekly
            VRDNs (Emerson College Issue)/(BankBoston, N.A. LOC)      5,955,000
            -----------------------------------------------------
  1,080,000 Massachusetts IFA, Revenue Bonds (Series 1995C)
            Weekly VRDNs (Edgewood Retirement Community
            Project)/(Dresdner Bank Ag,
            Frankfurt LOC)                                            1,080,000
            -----------------------------------------------------


Massachusetts Municipal Cash Trust


--------------------------------------------------------------------------------

 Principal
 Amount                                                                             Value
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 MASSACHUSETTS--CONTINUED
 $5,800,000     Massachusetts Municipal Wholesale Electric Company, Power
                Supply System Revenue Bonds (1994 Series C) Weekly VRDNs
                (Canadian Imperial Bank of Commerce, Toronto LOC)                $  5,800,000
                --------------------------------------------------------------
  5,000,000     Massachusetts Turnpike Authority, PT-135 Weekly VRDNs (MBIA
                INS)/ (Banco Santander LIQ)                                         5,000,000
                --------------------------------------------------------------
  2,000,000     Massachusetts Water Resources Authority, (Series 1994), 3.70%
                CP (Morgan Guaranty Trust Co., New York LOC), Mandatory Tender
                11/21/1997                                                          2,000,000
                --------------------------------------------------------------
  1,665,400     Millbury, MA, 4.00% BANs, 11/14/1997                                1,665,543
                --------------------------------------------------------------
  3,494,797     Milton, MA, 3.73% BANs, 12/16/1997                                  3,494,918
                --------------------------------------------------------------
  1,076,000     Nahant, MA, 4.20% BANs, 8/26/1998                                   1,077,694
                --------------------------------------------------------------
  5,000,000     North Andover, MA, 4.00% BANs, 1/22/1998                            5,003,244
                --------------------------------------------------------------
  2,600,000     Paxton, MA, 4.25% BANs, 6/19/1998                                   2,605,567
                --------------------------------------------------------------
  2,000,000     Rutland, MA, 4.05% BANs, 6/26/1998                                  2,001,862
                --------------------------------------------------------------
  1,100,000     Rutland, MA, 4.10% BANs, 2/13/1998                                  1,100,905
                --------------------------------------------------------------
  2,250,000     Seekonk, MA, 4.25% BANs, 8/7/1998                                   2,254,300
                --------------------------------------------------------------
  2,500,000     Southborough, MA, 4.00% BANs, 2/6/1998                              2,501,919
                --------------------------------------------------------------
  7,300,000     Springfield, MA , 4.30% BANs (Fleet National Bank, Providence,
                R.I. LOC), 11/7/1997                                                7,300,585
                --------------------------------------------------------------
  2,000,000     Springfield, MA , 4.40% BANs (Fleet National Bank, Providence,
                R.I. LOC), 6/26/1998                                                2,005,612
                --------------------------------------------------------------
  1,000,000     Watertown, MA, 4.25% BANs, 5/13/1998                                1,001,225
                --------------------------------------------------------------
  2,500,000 (b) Weymouth, MA, 4.25% BANs, 11/5/1998                                 2,505,525
                --------------------------------------------------------------   ------------
                Total                                                             206,552,997
                --------------------------------------------------------------   ------------


Massachusetts Municipal Cash Trust


-------------------------------------------------------------------------------

 Principal
 Amount                                                              Value
 (A) SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--4.7%
 $8,000,000 Puerto Rico Government Development Bank, 3.70% CP,
            Mandatory Tender 12/11/1997                           $  8,000,000
            ---------------------------------------------------
  2,200,000 Puerto Rico Industrial, Tourist, Education, Medical
            & Environmental Control Finance Authority, (Series
            1994A), 3.85% CP (Inter American University of
            Puerto Rico)/(Banque Paribas, Paris LOC), Mandatory
            Tender 12/12/1997                                        2,200,000
            ---------------------------------------------------   ------------
             Total                                                  10,200,000
            ---------------------------------------------------   ------------
             TOTAL INVESTMENTS (AT AMORTIZED COST)(C)             $216,752,997
            ---------------------------------------------------   ------------

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    TIER RATING PERCENTAGE BASED ON TOTAL MARKET VALUE (UNAUDITED)

FIRST TIER  SECOND TIER
  98.08%       1.92%

(b) Represents a delayed delivery security.

(c) Also represents cost for federal tax purposes.


Massachusetts Municipal Cash Trust
--------------------------------------------------------------------------------

Note: The categories of investments are shown as a percentage of net assets
    ($215,706,639) at October 31, 1997.

The following acronym(s) are used throughout this portfolio:


AMBAC--American Municipal Bond Assurance
       Corporation
BANs--Bond Anticipation Notes
CP--Commercial Paper
HEFA--Health and Education Facilities
      Authority
IDA--Industrial Development Authority
IFA--Industrial Finance Authority
INS--Insured
LIQ--Liquidity Agreement
LOC--Letter of Credit
MBIA--Municipal Bond Investors
      Assurance
PLC--Public Limited Company
VRDNs--Variable Rate Demand Notes


(See Notes which are an integral part of the Financial Statements)



Massachusetts Municipal Cash Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 1997

ASSETS:
Total investments in securities, at
 amortized cost and value                     $216,752,997
---------------------------------------------
Cash                                               130,100
---------------------------------------------
Income receivable                                1,648,313
---------------------------------------------
Receivable for shares sold                          11,016
--------------------------------------------- ------------
Total assets                                   218,542,426
---------------------------------------------
LIABILITIES:
Payable for investments purchased  $2,505,525
---------------------------------
Payable for shares redeemed            21,042
---------------------------------
Income distribution payable           268,383
---------------------------------
Accrued expenses                       40,837
---------------------------------  ----------
Total liabilities                                2,835,787
--------------------------------------------- ------------
Net Assets for 215,706,639 shares
 outstanding                                  $215,706,639
--------------------------------------------- ------------
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SERVICE SHARES:
$141,869,354 / 141,869,354 shares
 outstanding                                         $1.00
--------------------------------------------- ------------
BOSTON 1784 FUNDS SHARES:
$73,837,285 / 73,837,285 shares outstanding          $1.00
--------------------------------------------- ------------

(See Notes which are an integral part of the Financial Statements)


Massachusetts Municipal Cash Trust
Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
Interest                                                              $7,245,117
--------------------------------------------------------------------
EXPENSES:
Investment advisory fee                                   $1,006,548
--------------------------------------------------------
Administrative personnel and services fee                    158,069
--------------------------------------------------------
Custodian fees                                                18,809
--------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses      71,716
--------------------------------------------------------
Directors'/Trustees' fees                                      2,753
--------------------------------------------------------
Auditing fees                                                 17,514
--------------------------------------------------------
Legal fees                                                     7,293
--------------------------------------------------------
Portfolio accounting fees                                     61,712
--------------------------------------------------------
Shareholder services fee--Institutional Service Shares       366,596
--------------------------------------------------------
Shareholder services fee--Boston 1784 Funds Shares           137,333
--------------------------------------------------------
Share registration costs                                      23,384
--------------------------------------------------------
Printing and postage                                          36,595
--------------------------------------------------------
Insurance premiums                                             4,026
--------------------------------------------------------
Miscellaneous                                                  5,471
--------------------------------------------------------  ----------
  Total expenses                                           1,917,819
---------------------------------------------
Waivers--
---------------------------------------------
  Waiver of investment advisory fee            $(294,305)
---------------------------------------------
  Waiver of shareholder services fee--
  Institutional Service Shares                  (366,596)
---------------------------------------------
  Waiver of shareholder services fee--Boston
  1784 Funds Shares                             (137,333)
--------------------------------------------- ----------
   Total waivers                                            (798,234)
--------------------------------------------------------  ----------
    Net expenses                                                       1,119,585
--------------------------------------------------------------------  ----------
     Net investment income                                            $6,125,532
--------------------------------------------------------------------  ----------

(See Notes which are an integral part of the Financial Statements)



Massachusetts Municipal Cash Trust
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              YEAR ENDED OCTOBER 31,
                                                1997           1996
INCREASE (DECREASE) IN NET ASSETS:
Operations--
-------------------------------------------
Net investment income                       $   6,125,532  $   5,167,035
------------------------------------------- -------------  -------------
Distributions to Shareholders
-------------------------------------------
Distributions from net investment income
-------------------------------------------
 Institutional Service Shares                  (4,462,883)    (3,622,277)
-------------------------------------------
 Boston 1784 Funds Shares                      (1,662,649)    (1,544,758)
------------------------------------------- -------------  -------------
  Change in net assets resulting from
     distributions to shareholders             (6,125,532)    (5,167,035)
------------------------------------------- -------------  -------------
SHARE TRANSACTIONS--
-------------------------------------------
Proceeds from sale of shares                  682,162,039    533,103,977
-------------------------------------------
Net asset value of shares issued to
shareholders in payment of distributions
declared                                        3,135,034      2,757,964
-------------------------------------------
Cost of shares redeemed                      (643,996,755)  (507,663,326)
------------------------------------------- -------------  -------------
  Change in net assets resulting from share
   transactions                                41,300,318     28,198,615
------------------------------------------- -------------  -------------
    Change in net assets                       41,300,318     28,198,615
-------------------------------------------
NET ASSETS:
Beginning of period                           174,406,321    146,207,706
------------------------------------------- -------------  -------------
End of period                               $ 215,706,639  $ 174,406,321
------------------------------------------- -------------  -------------

(See Notes which are an integral part of the Financial Statements)



Massachusetts Municipal Cash Trust
Notes to Financial Statements
-------------------------------------------------------------------------------
OCTOBER 31, 1997


(1) Organization

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management invest-ment company. The Trust consists of sixteen portfolios. The financial state-ments included herein are only those of Massachusetts Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Service Shares and Boston 1784 Funds Shares (formerly, 1784 Funds Shares and prior to that, BayFunds Shares). The investment objective of the Fund is to provide current income exempt from federal regular income tax and Massachusetts state income tax consistent with stability of principal.

(2) Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premiums and discounts, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the exdividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi-tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


Massachusetts Municipal Cash Trust
--------------------------------------------------------------------------------
OTHER
Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $215,706,639. Transactions in shares were as follows:

                                                    YEAR ENDED OCTOBER 31,
                                                       1997          1996
INSTITUTIONAL SERVICE SHARES
Shares sold                                         619,964,162   489,456,450
Shares issued to shareholders in payment of
 distributions declared                               1,473,299     1,214,590
Shares redeemed                                    (599,306,953) (470,559,983)
                                                   ------------  ------------
Net change resulting from Institutional Service
 Share transactions                                  22,130,508    20,111,057
                                                   ------------  ------------
BOSTON 1784 FUNDS SHARES
Shares sold                                          62,197,877    43,647,527
Shares issued to shareholders in payment of
 distributions declared                               1,661,735     1,543,374
Shares redeemed                                     (44,689,802)  (37,103,343)
                                                   ------------  ------------
Net change resulting from Boston 1784 Funds Share
 transactions                                        19,169,810     8,087,558
                                                   ------------  ------------
Net change resulting from share transactions         41,300,318    28,198,615
                                                   ------------  ------------

(4) Investment Advisory Fee and Other Transactions with Affiliates

INVESTMENT ADVISORY FEE
Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agree-ment, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Institutional Service Shares for the period. Under the terms of a Share-holder Services Agreement with BankBoston, N.A., the Fund will pay



Massachusetts Municipal Cash Trust
--------------------------------------------------------------------------------

BankBoston, N.A., up to 0.25% of average daily net assets of Boston 1784 Funds Shares for the period. These fees are used to finance certain services for shareholders and to maintain shareholder accounts. FSS and BankBoston, N.A. may voluntarily choose to waive any portion of their fees. FSS and BankBoston, N.A. can modify or terminate these voluntary waivers at any time at their sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES
FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS
During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $303,211,550 and $300,210,000, respectively.

GENERAL
Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) Concentration of Credit Risk
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 48.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various finan-cial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.3% of total investments.



Report of Independent Public Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of,

FEDERATED MUNICIPAL TRUST

(Massachusetts Municipal Cash Trust):

We have audited the accompanying statement of assets and liabilities of Massa-chusetts Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio in-vestments, as of October 31, 1997 and the related statement of operations for the year then ended and the statement of changes in net assets and the finan-cial highlights (see pages 2 and 23 of the prospectus) for the periods present-ed. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspon-dence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mas-sachusetts Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Pittsburgh, Pennsylvania

December 2, 1997



Addresses

--------------------------------------------------------------------------------
                       Massachusetts Municipal Cash Trust

                         Boston 1784 Funds Shares
                         Federated Investors Funds
                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania 15237-7000

Distributor                            Shareholder Servicing Agent
Federated Securities Corp.             BankBoston, N.A.
Federated Investors Tower              100 Federal Street
1001 Liberty Avenue                    Boston, Massachusetts 02110
Pittsburgh, Pennsylvania 15222-3779

                                       Custodian
Investment Adviser                     State Street Bank and Trust Company
Federated Management                   P.O. Box 1119
Federated Investors Tower              Boston, Massachusetts 02266
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

                                        Independent Public Accountants
Transfer Agent and Dividend             Arthur Andersen LLP
Disbursing Agent                        2100 One PPG Place
Federated Shareholder Services Company Pittsburgh, Pennsylvania 15222 P.O. Box 8600
Boston, Massachusetts 02266-8600

Sub-Transfer Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171


                      MASSACHUSETTS MUNICIPAL CASH TRUST

                  (A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)


                           BOSTON 1784 FUNDS SHARES
                         (FORMERLY, 1784 FUNDS SHARES)


                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information should be read with the prospectus for Boston 1784 Funds Shares of Massachusetts Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-BKB-1784.

Massachusetts Municipal Cash Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000

                       Statement dated December 31, 1997


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

    Cusip 314229832
    0032603B (5/97)

Table of Contents
--------------------------------------------------------------------------------

Investment Policies                                1
----------------------------------------------------
 Acceptable Investments                            1
 Participation Interests                           1
 Municipal Leases                                  1
 Ratings                                           1
 When-Issued and Delayed Delivery Transactions     1
 Repurchase Agreements                             2
 Credit Enhancement                                2

 Investing in Securities of Other Investment
  Companies                                        2


Investment Limitations                             2
----------------------------------------------------
 Regulatory Compliance                             4

Massachusetts Investment Risks                     4
----------------------------------------------------

Federated Municipal Trust Management               5
----------------------------------------------------
 Share Ownership                                   8
 Trustees Compensation                             9
 Trustee Liability                                 9

Investment Advisory Services                       9
----------------------------------------------------
 Adviser to the Fund                               9
 Advisory Fees                                    10

Brokerage Transactions                            10
----------------------------------------------------

Other Services                                    10
----------------------------------------------------
 Fund Administration                              10
 Custodian                                        10
 Transfer Agent and Dividend Disbursing Agent     10
 Sub-Transfer Agent                               10
 Independent Public Accountants                   10

Shareholder Servicing Agent                       11
----------------------------------------------------

 Exchanging Securities for Shares                 11

Determining Net Asset Value                       11
----------------------------------------------------

 Redemption in Kind                               11

Massachusetts Partnership Law                     12
----------------------------------------------------
 The Fund's Tax Status                            12
 Massachusetts State Income Tax                   12

Performance Information                           12
----------------------------------------------------
 Yield                                            12
 Effective Yield                                  13
 Total Return                                     13
 Performance Comparisons                          13

 Economic and Market Information                  13

About Federated Investors                         13
----------------------------------------------------
 Mutual Fund Market                               14
 Institutional Clients                            14
 Bank Marketing                                   14
 Broker/Dealers and Bank Broker/Dealer
  Subsidiaries                                    14


Appendix                                          15
----------------------------------------------------


INVESTMENT POLICIES
--------------------------------------------------------------------------------

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Effective May 27, 1997, the name of the class of shares of the Fund has changed from "1784 Funds Shares" to "Boston 1784 Funds Shares."

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security, the issuer of any demand feature applicable to the security, or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group ("S&P"), or MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1 and F-2 by Fitch Investor Services, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSR's in one of their two highest categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date; marked to market daily and maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy, pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.


INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

  SELLING SHORT AND BUYING ON MARGIN

     The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions.

  ISSUING SENIOR SECURITIES AND BORROWING MONEY

     The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

     The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

  PLEDGING ASSETS

     The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

  LENDING CASH OR SECURITIES

     The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued Massachusetts Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations or Declaration of Trust.

  INVESTING IN COMMODITIES

     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

  INVESTING IN REAL ESTATE

     The Fund will not purchase or sell real estate or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

  UNDERWRITING

     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

  INVESTING IN RESTRICTED SECURITIES

     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

  CONCENTRATION OF INVESTMENTS

     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

  DIVERSIFICATION OF INVESTMENTS

     With regard to at least 50% of its total assets, no more than 5% of its total assets are to be invested in the securities of a single issuer, and no more than 25% of its total assets are to be invested in the securities of a single issuer at the close of each quarter of each fiscal year.

     Under this limitation, each governmental subdivision, including states, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalitites, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

     Industrial development bonds backed only by the assets and revenues of a non-governmental issuer are considered to be issued solely by that issuer. If, in the case of an industrial development bond or government issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

     The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.



  INVESTING FOR CONTROL

     The Fund will not invest in securities of a company for the purpose of exercising control or management.

  INVESTING IN OPTIONS

     The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them.

  INVESTING IN ILLIQUID SECURITIES

     The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

     The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

     For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSR's, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

MASSACHUSETTS INVESTMENT RISKS
--------------------------------------------------------------------------------

The Fund invests in obligations of Massachusetts issuers which results in the Fund's performance being subject to risks associated with the overall economic conditions present within Massachusetts (the "Commonwealth"). The following information is a brief summary of the recent prevailing economic conditions and a general summary of the Commonwealth's financial status. This information is based on official statements relating to securities that have been offered by Massachusetts issuers and from other sources believed to be reliable but should not be relied upon as a complete description of all relevant information.

The Commonwealth has a diverse economy with manufacturing, education, health care, computers and financial services all being significant contributors. Massachusetts is generally considered the leader in research and development within the biotechnology, software and robotics industries as well as having many highly prestigious universities. In addition to a highly skilled and educated workforce, the Commonwealth has one of the higher average per capita incomes in this country.

Beginning in the late 1980's, economic growth in the New England region and Massachusetts, in particular, slowed and showed pronounced deterioration in the construction, real estate, financial and manufacturing sectors. Between 1988 and 1992, there were extensive job losses that resulted in a 10% reduction in the work force. Also, over the same period, property values in the region experienced a similar decline. More recently, the Massachusetts economy has experienced a slight recovery, however, at a slower pace than the nation and there are signs that this recovery may be slowing. In addition, after years of above average property value growth, property values have decreased an estimated 6% over the same period.

The two major revenue sources available to cities and towns in Massachusetts are local property taxes and local aid from the Commonwealth. Property taxes are subject to limitations imposed by a state-wide initiative approved by the voters in November, 1980 (commonly known as Proposition 2-1/2), which limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full valuation of the real estate and personal property therein or (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from new construction. In recent years the decrease in property values due to the recession and the limitations of tax levy growth imposed by Proposition 2-1/2 have resulted in budget constraints for many cities and towns.

The overall financial condition of the Commonwealth can also be illustrated by the changes of its debt ratings. During the period in which the Commonwealth has experienced its financial difficulties beginning in 1988, its general obligation long-term debt ratings as determined by Moody's and S & P's decreased from Aa and AA+ to Baa and BBB respectively. Since then the Commonwealth has had its debt ratings raised by the two rating agencies to A1 and AA- by Moody's and S&P, respectively, reflecting improved fiscal performance.

The Fund's concentration in securities issued by the Commonwealth and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the Commonwealth or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the Commonwealth; and the underlying fiscal condition of the Commonwealth and its municipalities.

FEDERATED MUNICIPAL TRUST MANAGEMENT
--------------------------------------------------------------------------------

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

--------------------------------------------------------------------------------
John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate: July 28, 1924

Chairman and Trustee


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J.Christopher Donahue, Executive Vice President of the Company.

--------------------------------------------------------------------------------
Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate: February 3, 1934


Trustee


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center N Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

--------------------------------------------------------------------------------
Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

--------------------------------------------------------------------------------
Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.



--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate: December 20, 1932

Trustee


President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate: September 14, 1925

Trustee


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate: June 21, 1935

Trustee


Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


--------------------------------------------------------------------------------
J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr.Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

--------------------------------------------------------------------------------
Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

--------------------------------------------------------------------------------
John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee,Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

--------------------------------------------------------------------------------
Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

--------------------------------------------------------------------------------
 * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

 @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.


As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership

Officers and Trustees as a group own less than 1% of the Fund's outstanding shares.


As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Boston 1784 Funds Shares of Massachusetts Municipal Cash
Trust: BankBoston, N.A., Boston, Massachusetts, owned approximately 85,745,033 shares (100%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of Massachusetts Municipal Cash
Trust: Bob & Co., Boston, Massachusetts, owned approximately 18,674,807 shares (11.74%) and State Street Bank and Trust Company, North Quincy, Massachusetts, owned approximately 50,666,742 shares (31.84%).



    TRUSTEES COMPENSATION
                            AGGREGATE
          NAME,            COMPENSATION
      POSITION WITH            FROM                   TOTAL COMPENSATION PAID
          TRUST              TRUST*#                   FROM FUND COMPLEX+
John F. Donahue                  $  -0-  $0 for the Trust and
Chairman and Trustee                     56 other investment companies in the Fund Complex
Thomas G. Bigley                 $4,443  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
John T. Conroy, Jr.              $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
William J. Copeland              $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Glen R. Johnson                  $  -0-  $0 for the Trust and
President and Trustee                    8 other investment companies in the Fund Complex
James E. Dowd                    $4,443  $119,615 for the Trust and
Trustee                              56  other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.          $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.          $4,443  $119,615 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Peter E. Madden                  $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
John E. Murray, Jr.,             $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Wesley W. Posvar                 $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex
Marjorie P. Smuts                $4,038  $108,725 for the Trust and
Trustee                                  56 other investment companies in the Fund Complex


* Information is furnished for the fiscal year ended October 31, 1997.


# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.


TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

ADVISER TO THE FUND

The Fund's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The Adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES


For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended October 31, 1997, 1996, and 1995, the Adviser earned $1,006,548, $856,487, and $686,918, respectively, of which $294,305, $297,835, and $276,299, respectively, were voluntarily waived because of undertakings to limit the Fund's expenses.


BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Board of Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year ended October 31, 1997, 1996, and 1995, the Trust paid no brokerage commissions.


Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES
--------------------------------------------------------------------------------

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and 1995, the Administrators earned $158,069, $155,108, and $155,000, respectively.


CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.


SUB-TRANSFER AGENT

Boston Financial Data Services, Inc., Quincy, Massachusetts, is the sub-transfer agent for the Boston 1784 Funds Shares of the Fund. The Institutional Service Shares class has no sub-transfer agent.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------


Under a Shareholder Servicing Plan, the Fund may pay a fee to BankBoston, N.A., as shareholder servicing agent, for services provided which are necessary for the maintenance of shareholder accounts. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balance; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of $137,333 on behalf of the Boston 1784 Funds Shares, none of which was paid to financial institutions.


EXCHANGING SECURITIES FOR SHARES

The Fund may accept securities in exchange for Shares. The Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value. The Fund acquires the exchanged securities for investment and not for resale. The market value of any securities exchanged in an initial investment plus any cash, must be at least $25,000.

Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

DETERMINING NET ASSET VALUE
--------------------------------------------------------------------------------

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than.50% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND
--------------------------------------------------------------------------------

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW
--------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS
--------------------------------------------------------------------------------


To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.


MASSACHUSETTS STATE INCOME TAX

Individual shareholders of the Fund who are subject to Massachusetts income taxation will not be required to pay Massachusetts income tax on that portion of their dividends which are attributable to: interest earned on Massachusetts tax-free municipal obligations; gain from the sale of certain of such obligations; and interest earned on obligations of United States territories or possessions, to the extent interest on such obligations is exempt from taxation by the state pursuant to federal law. All remaining dividends will be subject to Massachusetts income tax.

If a shareholder of the Fund is a Massachusetts business corporation or any foreign business corporation which exercises its charter, qualifies to do business, actually does business or owns or uses any part of its capital, plant or other property in Massachusetts, then it will be subject to Massachusetts excise taxation either as a tangible property corporation or as an intangible property corporation. If the corporate shareholder is a tangible property corporation, it will be taxed upon its net income allocated to Massachusetts and the value of certain tangible property. If it is an intangible property corporation, it will be taxed upon its net income and net worth allocated to Massachusetts. Net income is gross income less allowable deductions for federal income tax purposes, subject to specified modifications.

Dividends received from the Fund are includable in gross income and generally may not be deducted by a corporate shareholder in computing its net income. The corporation's shares in the Fund are not includable in the computation of the tangible property base of a tangible property corporation, but are includable in the computation of the net worth base of an intangible property corporation.

Shares of Massachusetts Municipal Cash Trust will be exempt from local property taxes in Massachusetts.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The Fund calculates its yield based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.


The yield for the seven-day period ended October 31, 1997 for the Boston 1784 Funds Shares of the Fund was 3.05%.


EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


The effective yield for the seven-day period ended October 31, 1997 for the Boston 1784 Funds Shares of the Fund was 3.09%.


TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.


For the one-year period ended October 31, 1997, and for the period from March 8, 1993 (date of initial public investment) to October 31, 1997, the average annual total returns were 3.07% and 2.71%, respectively, for the Boston 1784 Funds Shares of the Fund.


PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

 . Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

 . IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same moneyfunds.

 . Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

From time to time as it deems appropriate, the Fund may advertise the performance of its shares using charts, graphs and description, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average. Unlike federally insured bank products, the shares of the Fund are not insured.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund portfolio mangers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS
--------------------------------------------------------------------------------

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across approximately 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.


MUTUAL FUND MARKET


Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*


Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.


BANK MARKETING

Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


*Source: Investment Company Institute


APPENDIX
--------------------------------------------------------------------------------

Standard and Poor's Ratings Group Short-term Municipal Obligation Ratings

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNs) and Tender Option Bonds (TOBs) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Long-term Debt Ratings

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Moody's Investors Service., Inc.,

Short-term Municipal Obligation Ratings

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) and Tender Option Bonds (TOBs) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP) Ratings

P-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Long-term Debt Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2) The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3) The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

Fitch Investors Services. Inc.,

Short-term Debt Rating Definitions

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


MICHIGAN MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Michigan Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Michigan municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Michigan, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with stability of principal and liquidity. In addition, the Fund intends to qualify as an investment substantially exempt from the Michigan intangibles tax.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997


TABLE OF CONTENTS

 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Shares          2
 General Information                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3
 Michigan Municipal Securities                       5
 Investment Risks                                    5
 Investment Limitations                              5
 Fund Information                                    6
 Management of the Fund                              6
 Distribution of Institutional Shares                6
 Administration of the Fund                          7
 Net Asset Value                                     7
 How to Purchase Shares                              7
 Purchasing Shares by Wire                           7
 Purchasing Shares by Check                          7
 How to Redeem Shares                                8
 Redeeming Shares by Telephone                       8
 Redeeming Shares by Mail                            8
 Account and Share Information                       8
 Dividends                                           8
 Capital Gains                                       8
 Confirmations and Account Statements                8
 Accounts with Low Balances                          9
 Voting Rights                                       9
 Tax Information                                     9
 Federal Income Tax                                  9
 State and Local Taxes                               9
 Other Classes of Shares                            10
 Performance Information                            10
 Financial Highlights--Institutional Service Shares 11
 Financial Statements                               12
 Report of Independent Public Accountants           22


                                 SUMMARY OF FUND EXPENSES

                                    Institutional Shares
                              Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                     None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)          None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None
Exchange Fee                                                                                      None

                                   Annual Operating Expenses
                           (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                                  0.09%
12b-1 Fee                                                                                         None
Total Other Expenses.                                                                             0.31%
   Shareholder Services Fee (after waiver)(2)                                            0.00%
Total Operating Expenses(3)                                                                       0.40%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.06% absent the voluntary waivers of a portion of the management fee and the voluntary waiver of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 4
 3 Years                                                                                        $13
 5 Years                                                                                        $22
 10 Years                                                                                       $51

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
22.

                                                         YEAR ENDED      PERIOD ENDED
                                                         OCTOBER 31,      OCTOBER 31,
                                                            1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $ 1.00          $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.03            0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                  (0.03)          (0.02)
 NET ASSET VALUE, END OF PERIOD                             $ 1.00          $ 1.00
 TOTAL RETURN(B)                                             3.43%           2.19%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                  0.40%          0.37%*
   Net investment income                                     3.39%          3.40%*
   Expense waiver/reimbursement(c)                           0.66%          0.89%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                 $13,370         $11,614

* Computed on an annualized basis.

(a) Reflects operations for the period from March 2, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Michigan municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Michigan taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus. In addition, the Fund intends to qualify as an investment substantially exempt from the Michigan Intangibles Personal Property Tax ("intangibles tax").

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of Michigan municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Michigan state income and intangibles tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Michigan and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Michigan personal income tax ("Michigan Municipal Securities"). Examples of Michigan Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Michigan Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Michigan Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Michigan Municipal Securities is subject to the federal alternative minimum tax.

MICHIGAN MUNICIPAL SECURITIES

Michigan Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Michigan Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Michigan Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Michigan Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Michigan Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Michigan Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Michigan Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Michigan Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Michigan Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Michigan Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM             AVERAGE AGGREGATE
   FEE               DAILY NET ASSETS
 0.150%          on the first $250 million
 0.125%          on the next $250 million
 0.100%          on the next $250 million
 0.075%    on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Michigan Municipal Cash Trust--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Michigan Municipal Cash Trust--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, First Mar & Company, Marquette, Michigan, owned 75.18% of the Institutional Shares of the Fund, and, therefore, may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Michigan. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MICHIGAN TAXES

Under existing Michigan laws, distributions made by the Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Michigan or any of its political subdivisions, or (ii) income from obligations of the United States government which are exempted from state income taxation by a law of the United States.

The portion of a shareholder's shares in the Fund representing (i) bonds or other similar obligations of Michigan or its political subdivisions, or (ii) obligations of the United States which are exempt from taxation by a law of the United States, and dividends paid by the Fund representing interest payments on securities, will be exempt from Michigan intangibles tax. 1995 Public Act 5 repeals the intangibles tax effective January 1, 1998.

Distributions by the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived from interest on obligations of Michigan or its political subdivisions, or obligations of the United States government that are exempt from state taxation by a law of the United States.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Fund are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in an agency or fiduciary capacity and are subject to a minimum initial investment of $10,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
22.

                                                                       YEAR ENDED OCTOBER 31,
                                                                    1997        1996      1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $ 1.00     $ 1.00      $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                               0.03       0.03        0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                           (0.03)     (0.03)      (0.01)
 NET ASSET VALUE, END OF PERIOD                                      $ 1.00     $ 1.00      $ 1.00
 TOTAL RETURN(B)                                                      3.27%      3.26%       1.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                           0.55%      0.50%      0.32%*
   Net investment income                                              3.22%      3.21%      3.67%*
   Expense waiver/reimbursement(c)                                    0.51%      0.76%      1.63%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                         $147,105    $92,275     $30,133

* Computed on an annualized basis.

(a) Reflects operations for the period from June 20, 1995 (date of initial public investment) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.3%
 MICHIGAN--93.9%
 $         4,200,000 Auburn Hills, MI EDC, Limited Obligation Multi-Option Revenue   $    4,200,000
                     Bonds (Series 1995) Weekly VRDNs (Suburban Tool,
                     Inc.)/(Huntington National Bank, Columbus, OH LOC)
             209,000 Battle Creek, MI Economic Development Corporation, Limited             209,000
                     Obligation Economic Development Revenue Refunding Bonds
                     (Series 1992) Weekly VRDNs (Michigan Carton & Paperboard
                     Company)/(American National Bank, Chicago LOC)
           1,455,000 Bedford Township, MI Economic Development Corp., EDRB (Series        1,455,000
                     1985) Weekly VRDNs (Form-Tech Steel Inc.)/(KeyBank, N.A. LOC)
           1,500,000 Benzie County, MI Central Schools, 4.00% TANs, 4/1/1998              1,501,210
           1,335,000 Berrien County, MI Economic Development Corp., Economic              1,335,000
                     Development Refunding Revenue Bonds (Series 1992), 3.75% TOBs
                     (Arlington Metals Corp.)/(American National Bank, Chicago
                     LOC), Mandatory Tender 11/1/1997
           3,000,000 Bruce Township, MI Hospital Finance Authority, Adjustable Rate       3,000,000
                     Tender Securities (Series 1988B), 3.80% TOBs (Sisters of
                     Charity Health Care System)/(MBIA INS)/(Morgan Guaranty Trust
                     Co., New York LIQ), Optional Tender 11/1/1997
           1,000,000 Clarkston Community Schools, MI, (1997 School Building and           1,007,691
                     Site Bonds), 5.50% Bonds (MBIA INS), 5/1/1998
           4,495,000 Clarkston Community Schools, MI, PA-175 Weekly VRDNs (MBIA           4,495,000
                     INS)/(Merrill Lynch Capital Services, Inc. LIQ)
           4,990,000 Davison, MI Community School District, State Aid Notes, 4.00%        4,993,963
                     RANs, 5/20/1998
             750,000 Dearborn, MI Economic Development Corp., (Series 1990) Weekly          750,000
                     VRDNs (Exhibit Productions, Inc. Project)/(First of America
                     Bank - Illinois LOC)
           4,500,000 Garden City, MI School District, State Aid Notes, 4.70% RANs         4,512,526
                     (NBD Bank, Michigan LOC), 4/1/1998
           1,000,000 Jackson County, MI Hospital Finance Authority, Series A, 3.85%       1,000,000
                     Bonds (W.A. Foote Memorial Hospital, MI)/(AMBAC INS), 6/1/1998
           2,100,000 Kent Hospital Finance Authority, MI, (Series 1991A) Weekly           2,100,000
                     VRDNs (Butterworth Hospital)/ (Rabobank Nederland, Utrecht
                     LOC)
           1,425,000 Macomb County, MI Community College District, Community              1,431,855
                     College Bonds, (Series 1997), 4.90% Bonds, 5/1/1998
           3,400,000 Michigan Higher Education Student Loan Authority, (Series            3,400,000
                     XII-D) Weekly VRDNs (AMBAC INS)/(Kredietbank N.V., Brussels
                     LIQ)
           1,400,000 Michigan Higher Education Student Loan Authority, Refunding          1,400,000
                     Revenue Bonds (Series X11-B) Weekly VRDNs (AMBAC
                     INS)/(Kredietbank N.V., Brussels LIQ)
           3,100,000 Michigan Job Development Authority, Limited Obligation Revenue       3,100,000
                     Bonds Weekly VRDNs (Andersons Project)/(Credit Lyonnais, Paris
                     LOC)
           3,000,000 Michigan Municipal Bond Authority, (Series 1997C), 4.50% RANs,       3,015,223
                     9/18/1998

MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MICHIGAN--CONTINUED
 $         5,000,000 Michigan State Building Authority, (Series 1), 3.75% CP         $    5,000,000
                     (Canadian Imperial Bank of Commerce, Toronto LOC), Mandatory
                     Tender 3/2/1998
           2,800,000 Michigan State Hospital Finance Authority, (Series A) Weekly         2,800,000
                     VRDNs (First of America Bank - Michigan LOC)
           3,240,000 Michigan State Housing Development Authority, (Series 1990A)         3,240,000
                     Weekly VRDNs (FSA INS)/ (CDC Municipal Products, Inc. LIQ)
           3,900,000 Michigan State Housing Development Authority, (Series 1991)          3,900,000
                     Weekly VRDNs (Forest Hills Apartments)/(National Australia
                     Bank, Ltd., Melbourne LOC)
           3,695,000 Michigan State Housing Development Authority, MERLOTs (Series        3,810,838
                     G) Weekly VRDNs (MBIA INS)/(Corestates Bank N.A.,
                     Philadelphia, PA LIQ)
           2,000,000 Michigan Strategic Fund Weekly VRDNs (Tesco Engineering)/(Bank       2,000,000
                     of Tokyo-Mitsubishi Ltd. LOC)
           4,000,000 Michigan Strategic Fund, (Series 1989) Weekly VRDNs (Hi-Lex          4,000,000
                     Controls Inc.)/(Bank of Tokyo-Mitsubishi Ltd. LOC)
           5,620,000 Michigan Strategic Fund, (Series 1991) Weekly VRDNs (AGA Gas,        5,620,000
                     Inc.)/(Svenska Handelsbanken, Stockholm LOC)
             900,000 Michigan Strategic Fund, (Series 1995) Weekly VRDNs (Rood              900,000
                     Industries, Inc. Project)/(NBD Bank, Michigan LOC)
           2,500,000 Michigan Strategic Fund, Adjustable Rate Limited Obligation          2,500,000
                     Revenue and Revenue Refunding Bonds (Series 1996) Weekly VRDNs
                     (C-Tec, Inc.)/(SunTrust Bank, Atlanta LOC)
           4,200,000 Michigan Strategic Fund, Limited Obligation PCR Bonds (Series        4,200,000
                     1993) Weekly VRDNs (Allied-Signal, Inc.)
             925,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              925,000
                     (Series 1995) Weekly VRDNs (Rowe Thomas Company
                     Project)/(Comerica Bank, Detroit, MI LOC)
           4,420,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,420,000
                     (Series 1995) Weekly VRDNs (Bear Lake Associates Project)/(Old
                     Kent Bank & Trust Co., Grand Rapids LOC)
             885,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              885,000
                     (Series 1995) Weekly VRDNs (Hercules Drawn Steel Corporation
                     Project)/(KeyBank, N.A. LOC)
           3,875,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            3,875,000
                     (Series 1995) Weekly VRDNs (J.R. Automation Technologies
                     Project)/(Old Kent Bank & Trust Co., Grand Rapids LOC)
             965,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              965,000
                     (Series 1995) Weekly VRDNs (RSR Project)/(Old Kent Bank &
                     Trust Co., Grand Rapids LOC)
           8,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            8,500,000
                     (Series 1995) Weekly VRDNs (United Waste Systems, Inc.)/(Bank
                     of America Illinois LOC)
           4,710,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,710,000
                     (Series 1995) Weekly VRDNs (Wayne Disposal-Oakland, Inc.
                     Project)/(Comerica Bank, Detroit, MI LOC)
             900,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              900,000
                     (Series 1996) Weekly VRDNs (ACI Properties, LLC
                     Project)/(Comerica Bank, Detroit, MI LOC)

MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MICHIGAN--CONTINUED
 $           945,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds       $      945,000
                     (Series 1996) Weekly VRDNs (Akemi, Inc.)/(Comerica Bank,
                     Detroit, MI LOC)
           1,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,000,000
                     (Series 1996) Weekly VRDNs (Echo Properties, LLC
                     Project)/(Comerica Bank, Detroit, MI LOC)
           2,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            2,500,000
                     (Series 1996) Weekly VRDNs (G & T Real Estate Investments Co.,
                     LLC)/(NBD Bank, Michigan LOC)
           1,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,000,000
                     (Series 1996) Weekly VRDNs (Inalfa-Hollandia, Inc.)/(Comerica
                     Bank, Detroit, MI LOC)
           4,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,000,000
                     (Series 1997) Weekly VRDNs (Enprotech Mechanical Services,
                     Inc.)/(Michigan National Bank, Farmington Hills LOC)
           1,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,500,000
                     (Series 1997A) Weekly VRDNs (EPI Printers, Inc.)/(Comerica
                     Bank, Detroit, MI LOC)
           5,880,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            5,880,000
                     Weekly VRDNs (Hess Industries, Inc.)/(Norwest Bank Minnesota,
                     Minneapolis LOC)
           1,750,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds,           1,750,000
                     Series 1995 Weekly VRDNs (Welch Properties Project)/(Old Kent
                     Bank & Trust Co., Grand Rapids LOC)
           2,125,000 Michigan Strategic Fund, Variable Rate Demand Limited                2,125,000
                     Obligation Revenue Bonds (Series 1996) Weekly VRDNs (R.H.
                     Wyner Associates, Inc.)/(State Street Bank and Trust Co. LOC)
           2,000,000 Michigan Strategic Fund, Variable Rate Demand Limited                2,000,000
                     Obligation Revenue Bonds (Series 1997B) Weekly VRDNs (NSF
                     International)/(First of America Bank - Michigan LOC)
           3,500,000 Monroe County, MI Pollution Control Authority, (Series               3,500,000
                     CDC-1997M) Weekly VRDNs (Detroit Edison Co.)/(AMBAC INS)/(CDC
                     Municipal Products, Inc. LIQ)
           3,000,000 Oakland County, MI EDC, Limited Obligation Revenue Bonds             3,000,000
                     (Series 1997) Weekly VRDNs (Stone Soap Company,
                     Inc.)/(Michigan National Bank, Farmington Hills LOC)
           1,000,000 Rochester, MI Community School District, 3.85% Bonds (MBIA           1,000,000
                     INS), 5/1/1998
           4,975,000 Southgate Community School District, MI, State Aid Notes,            4,985,389
                     4.125% RANs, 6/25/1998
           1,000,000 Utica, MI Community Schools, 4.10% Bonds (FGIC INS), 5/1/1998        1,001,320
           4,365,000 Wayne County, MI Downriver Sewage Disposal System, (1994             4,365,000
                     Series B), 3.70% CP (Wayne County, MI)/(Comerica Bank,
                     Detroit, MI LOC), Mandatory Tender 12/17/1997
           4,100,000 Wayne County, MI, Airport Revenue Refunding Bonds (Series            4,100,000
                     1996A) Weekly VRDNs (Detroit Metropolitan Wayne County
                     Airport)/(Bayerische Landesbank Girozentrale LOC)
                         TOTAL                                                          150,709,015
 PUERTO RICO--5.4%
           3,500,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory         3,500,000
                     Tender 12/11/1997
           1,075,000 Puerto Rico Industrial, Medical & Environmental PCA, Pollution       1,075,128
                     Control Facilities Financing Authority (Series 1983A), 3.75%
                     TOBs (Schering Plough Corp.)/(Morgan Guaranty Trust Co., New
                     York LOC), Optional Tender 12/1/1997

MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--CONTINUED
 $         2,000,000 Puerto Rico Industrial, Tourist, Education, Medical &           $    2,000,000
                     Environmental Control Finance Authority, (Series 1994A), 3.85%
                     CP (Inter American University of Puerto Rico)/(Banque Paribas,
                     Paris LOC), Mandatory Tender 12/12/1997
           2,065,000 Puerto Rico Municipal Finance Agency, Revenue Bonds, Series B,       2,073,401
                     4.50% Bonds, 7/1/1998
                        TOTAL                                                             8,648,529
                        TOTAL INVESTMENTS (AT AMORTIZED                               $ 159,357,544
                        COST)(B)

Securities that are subject to Alternative Minimum Tax represent 52.1% of the portfolio as calculated upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   100.00%        0.00%

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($160,475,625) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
CP --Commercial Paper
EDC --Economic Development Commission
EDRB --Economic Development Revenue Bonds
FGIC --Financial Guaranty Insurance Company
FSA --Financial Security Assurance
INS --Insured
LIQ --Liquidity Agreement
LLC --Limited Liability Company
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
PCA --Pollution Control Authority
PCR --Pollution Control Revenue
RANs --Revenue Anticipation Notes
TANs --Tax Anticipation Notes
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  159,357,544
 Cash                                                                                       214,026
 Income receivable                                                                        1,042,704
 Deferred organizational costs                                                               14,980
 Deferred expenses                                                                            4,107
   Total assets                                                                         160,633,361
 LIABILITIES:
 Payable for shares redeemed                                              $  3,897
 Income distribution payable                                                91,963
 Accrued expenses                                                           61,876
   Total liabilities                                                                        157,736
 Net Assets for 160,475,625 shares outstanding                                       $  160,475,625
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SERVICE SHARES:
 $147,105,347 / 147,105,347 shares outstanding                                                $1.00
 INSTITUTIONAL SHARES:
 $13,370,278 / 13,370,278 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

MICHIGAN MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 4,945,470
 EXPENSES:
 Investment advisory fee                                                   $   655,534
 Administrative personnel and services fee                                     155,000
 Custodian fees                                                                  8,737
 Transfer and dividend disbursing agent fees and expenses                       84,677
 Directors'/Trustees' fees                                                       1,391
 Auditing fees                                                                  11,144
 Legal fees                                                                      7,648
 Portfolio accounting fees                                                      56,176
 Shareholder services fee--Institutional Service Shares                        294,391
 Shareholder services fee--Institutional Shares                                 33,389
 Share registration costs                                                       47,073
 Printing and postage                                                           23,628
 Insurance premiums                                                              3,609
 Miscellaneous                                                                   8,236
   Total expenses                                                            1,390,633
 Waivers--
   Waiver of investment advisory fee                         $ (542,531)
   Waiver of shareholder services fee--Institutional           (115,014)
 Service Shares
   Waiver of shareholder services fee--Institutional Shares     (33,389)
     Total waivers                                                            (690,934)
       Net expenses                                                                         699,699
         Net investment income                                                          $ 4,245,771

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

MICHIGAN MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     4,245,771  $     2,173,858
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Service Shares                                         (3,793,687)      (1,958,685)
   Institutional Shares                                                   (452,084)        (215,173)
     Change in net assets resulting from distributions to               (4,245,771)      (2,173,858)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          843,340,942      318,706,288
 Net asset value of shares issued to shareholders in payment of          2,986,927        1,590,062
 distributions declared
 Cost of shares redeemed                                              (789,741,373)    (246,540,494)
   Change in net assets resulting from share transactions               56,586,496       73,755,856
     Change in net assets                                               56,586,496       73,755,856
 NET ASSETS:
 Beginning of period                                                   103,889,129       30,133,273
 End of period                                                     $   160,475,625  $   103,889,129

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Michigan Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Service Shares and Institutional Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with the stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $160,475,625.

Transactions in shares were as follows:

                                                                                   YEAR ENDED OCTOBER 31,
INSTITUTIONAL SERVICE SHARES                                                       1997                1996
Shares sold                                                                    780,908,072          286,548,847
Shares issued to shareholders in payment of distributions declared               2,956,463            1,585,481
Shares redeemed                                                               (729,034,645)        (225,992,144)
     Net change resulting from Institutional Service Shares transactions        54,829,890           62,142,184
                                                                                    YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                                               1997               1996(A)
Shares sold                                                                     62,432,870          32,157,441
Shares issued to shareholders in payment of distributions declared                  30,464               4,581
Shares redeemed                                                                (60,706,728)        (20,548,350)
   Net change resulting from Institutional Shares transactions                   1,756,606          11,613,672
     Net change resulting from share transactions                               56,586,496          73,755,856

(a) For the period from March 2, 1996 (date of initial public investment) to October 31, 1996.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $18,618 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $3,194 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $394,104,000 and $399,209,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 81.7% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.6% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (MICHIGAN MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Michigan Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 11 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Michigan Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


NOTES

NOTES

[Graphic]

Michigan Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares


PROSPECTUS
DECEMBER 31, 1997


A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

MICHIGAN MUNICIPAL
CASH TRUST
INSTITUTIONAL SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222



[Graphic]
Federated Investors
1-800-245-7400
www.federatedinvestors.com


Cusip 314229667
G01212-04-IS (12/97)

[Graphic]

MICHIGAN MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Michigan Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Michigan municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Michigan, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with stability of principal and liquidity. In addition, the Fund intends to qualify as an investment substantially exempt from the Michigan intangibles tax.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997


TABLE OF CONTENTS

 Summary of Fund Expenses                            1
 Financial Highlights--Institutional Service Shares  2
 General Information                                 3
 Investment Information                              3
 Investment Objective                                3
 Investment Policies                                 3
 Michigan Municipal Securities                       5
 Investment Risks                                    5
 Investment Limitations                              5
 Fund Information                                    6
 Management of the Fund                              6
 Distribution of Institutional Service Shares        6
 Administration of the Fund                          7
 Net Asset Value                                     7
 How to Purchase Shares                              7
 Purchasing Shares Through a Financial Institution   7
 Purchasing Shares by Wire                           7
 Purchasing Shares by Check                          8
 Special Purchase Features                           8
 How to Redeem Shares                                8
 Redeeming Shares Through a Financial Institution    8
 Redeeming Shares by Telephone                       8
 Redeeming Shares by Mail                            8
 Special Redemption Features                         9
 Account and Share Information                       9
 Dividends                                           9
 Capital Gains                                       9
 Confirmations and Account Statements                9
 Accounts with Low Balances                          9
 Voting Rights                                       9
 Tax Information                                    10
 Federal Income Tax                                 10
 State and Local Taxes                              10
 Other Classes of Shares                            10
 Performance Information                            11
 Financial Highlights--Institutional Shares         12
 Financial Statements                               13
 Report of Independent Public Accountants           23


                                 SUMMARY OF FUND EXPENSES

                        INSTITUTIONAL SERVICE SHARES
                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                      None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)           None
Contingent Deferred Sales Charge (as a percentage of original purchase price
or redemption proceeds, as applicable)                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None
Exchange Fee                                                                                       None
                            ANNUAL OPERATING EXPENSES
                      (As a percentage of average net assets)
Management Fee (after waiver)(1)                                                                   0.09%
12b-1 Fee                                                                                          None
Total Other Expenses                                                                               0.46%
    Shareholder Services Fee (after waiver)(2)                                            0.15%
Total Fund Operating Expenses(3)                                                                   0.55%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.06% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $18
 5 Years                                                                                        $31
 10 Years                                                                                       $69


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
23.

                                                                      YEAR ENDED OCTOBER 31,
                                                                   1997        1996      1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $ 1.00     $ 1.00      $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                               0.03       0.03        0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                           (0.03)     (0.03)      (0.01)
 NET ASSET VALUE, END OF PERIOD                                      $ 1.00     $ 1.00      $ 1.00
 TOTAL RETURN(B)                                                      3.27%      3.26%       1.35%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                           0.55%      0.50%      0.32%*
   Net investment income                                              3.22%      3.21%      3.67%*
   Expense waiver/reimbursement(c)                                    0.51%      0.76%      1.63%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                         $147,105    $92,275     $30,133

* Computed on an annualized basis.

(a) Reflects operations for the period from June 20, 1995 (date of initial public investment) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Michigan municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Michigan taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the various requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus. In addition, the Fund intends to qualify as an investment substantially exempt from the Michigan Intangibles Personal Property Tax ("intangibles tax").

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of Michigan municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and Michigan state income and intangibles tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Michigan and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and Michigan personal income tax ("Michigan Municipal Securities"). Examples of Michigan Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Michigan Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Michigan Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Michigan Municipal Securities is subject to the federal alternative minimum tax.

MICHIGAN MUNICIPAL SECURITIES

Michigan Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Michigan Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Michigan Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Michigan Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Michigan Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Michigan Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Michigan Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Michigan Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Michigan Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Michigan Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period and additional investments of as little as $500. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Michigan Municipal Cash Trust--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to Michigan Municipal Cash Trust--Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, First Mar & Company, Marquette, Michigan, owned 75.18% of the Institutional Shares of the Fund, and, therefore, may for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Michigan. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

MICHIGAN TAXES

Under existing Michigan laws, distributions made by the Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Michigan or any of its political subdivisions, or (ii) income from obligations of the United States government which are exempted from state income taxation by a law of the United States.

The portion of a shareholder's shares in the Fund representing (i) bonds or other similar obligations of Michigan or its political subdivisions, or (ii) obligations of the United States which are exempt from taxation by a law of the United States, and dividends paid by the Fund representing interest payments on securities, will be exempt from Michigan intangibles tax. 1995 Public Act 5 repeals the intangibles tax effective January 1, 1998.

Distributions of the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived from interest on obligations of Michigan or its political subdivisions, or obligations of the United States government that are exempt from state taxation by a law of the United States.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Fund are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in an agency or fiduciary capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
23.

                                                        YEAR ENDED       PERIOD ENDED
                                                        OCTOBER 31,      OCTOBER 31,
                                                           1997             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $ 1.00          $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                      0.03            0.02
 LESS DISTRIBUTIONS
   Distributions from net investment income                 (0.03)          (0.02)
 NET ASSET VALUE, END OF PERIOD                             $ 1.00          $ 1.00
 TOTAL RETURN(B)                                             3.43%           2.19%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                  0.40%          0.37%*
   Net investment income                                     3.39%          3.40%*
   Expense waiver/reimbursement(c)                           0.66%          0.89%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                 $13,370         $11,614

* Computed on an annualized basis.

(a) Reflects operations for the period from March 2, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--99.3%
 MICHIGAN--93.9%
 $         4,200,000 Auburn Hills, MI EDC, Limited Obligation Multi-Option Revenue   $    4,200,000
                     Bonds (Series 1995) Weekly VRDNs (Suburban Tool,
                     Inc.)/(Huntington National Bank, Columbus, OH LOC)
             209,000 Battle Creek, MI Economic Development Corporation, Limited             209,000
                     Obligation Economic Development Revenue Refunding Bonds
                     (Series 1992) Weekly VRDNs (Michigan Carton & Paperboard
                     Company)/(American National Bank, Chicago LOC)
           1,455,000 Bedford Township, MI Economic Development Corp., EDRB (Series        1,455,000
                     1985) Weekly VRDNs (Form-Tech Steel Inc.)/(KeyBank, N.A. LOC)
           1,500,000 Benzie County, MI Central Schools, 4.00% TANs, 4/1/1998              1,501,210
           1,335,000 Berrien County, MI Economic Development Corp., Economic              1,335,000
                     Development Refunding Revenue Bonds (Series 1992), 3.75% TOBs
                     (Arlington Metals Corp.)/(American National Bank, Chicago
                     LOC), Mandatory Tender 11/1/1997
           3,000,000 Bruce Township, MI Hospital Finance Authority, Adjustable Rate       3,000,000
                     Tender Securities (Series 1988B), 3.80% TOBs (Sisters of
                     Charity Health Care System)/(MBIA INS)/(Morgan Guaranty Trust
                     Co., New York LIQ), Optional Tender 11/1/1997
           1,000,000 Clarkston Community Schools, MI, (1997 School Building and           1,007,691
                     Site Bonds), 5.50% Bonds (MBIA INS), 5/1/1998
           4,495,000 Clarkston Community Schools, MI, PA-175 Weekly VRDNs (MBIA           4,495,000
                     INS)/(Merrill Lynch Capital Services, Inc. LIQ)
           4,990,000 Davison, MI Community School District, State Aid Notes, 4.00%        4,993,963
                     RANs, 5/20/1998
             750,000 Dearborn, MI Economic Development Corp., (Series 1990) Weekly          750,000
                     VRDNs (Exhibit Productions, Inc. Project)/(First of America
                     Bank - Illinois LOC)
           4,500,000 Garden City, MI School District, State Aid Notes, 4.70% RANs         4,512,526
                     (NBD Bank, Michigan LOC), 4/1/1998
           1,000,000 Jackson County, MI Hospital Finance Authority, Series A, 3.85%       1,000,000
                     Bonds (W.A. Foote Memorial Hospital, MI)/(AMBAC INS), 6/1/1998
           2,100,000 Kent Hospital Finance Authority, MI, (Series 1991A) Weekly           2,100,000
                     VRDNs (Butterworth Hospital)/ (Rabobank Nederland, Utrecht
                     LOC)
           1,425,000 Macomb County, MI Community College District, Community              1,431,855
                     College Bonds, (Series 1997), 4.90% Bonds, 5/1/1998
           3,400,000 Michigan Higher Education Student Loan Authority, (Series            3,400,000
                     XII-D) Weekly VRDNs (AMBAC INS)/(Kredietbank N.V., Brussels
                     LIQ)
           1,400,000 Michigan Higher Education Student Loan Authority, Refunding          1,400,000
                     Revenue Bonds (Series X11-B) Weekly VRDNs (AMBAC
                     INS)/(Kredietbank N.V., Brussels LIQ)
           3,100,000 Michigan Job Development Authority, Limited Obligation Revenue       3,100,000
                     Bonds Weekly VRDNs (Andersons Project)/(Credit Lyonnais, Paris
                     LOC)
           3,000,000 Michigan Municipal Bond Authority, (Series 1997C), 4.50% RANs,       3,015,223
                     9/18/1998

 MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MICHIGAN--CONTINUED
 $         5,000,000 Michigan State Building Authority, (Series 1), 3.75% CP         $    5,000,000
                     (Canadian Imperial Bank of Commerce, Toronto LOC), Mandatory
                     Tender 3/2/1998
           2,800,000 Michigan State Hospital Finance Authority, (Series A) Weekly         2,800,000
                     VRDNs (First of America Bank - Michigan LOC)
           3,240,000 Michigan State Housing Development Authority, (Series 1990A)         3,240,000
                     Weekly VRDNs (FSA INS)/ (CDC Municipal Products, Inc. LIQ)
           3,900,000 Michigan State Housing Development Authority, (Series 1991)          3,900,000
                     Weekly VRDNs (Forest Hills Apartments)/(National Australia
                     Bank, Ltd., Melbourne LOC)
           3,695,000 Michigan State Housing Development Authority, MERLOTs (Series        3,810,838
                     G) Weekly VRDNs (MBIA INS)/(Corestates Bank N.A.,
                     Philadelphia, PA LIQ)
           2,000,000 Michigan Strategic Fund Weekly VRDNs (Tesco Engineering)/(Bank       2,000,000
                     of Tokyo-Mitsubishi Ltd. LOC)
           4,000,000 Michigan Strategic Fund, (Series 1989) Weekly VRDNs (Hi-Lex          4,000,000
                     Controls Inc.)/(Bank of Tokyo-Mitsubishi Ltd. LOC)
           5,620,000 Michigan Strategic Fund, (Series 1991) Weekly VRDNs (AGA Gas,        5,620,000
                     Inc.)/(Svenska Handelsbanken, Stockholm LOC)
             900,000 Michigan Strategic Fund, (Series 1995) Weekly VRDNs (Rood              900,000
                     Industries, Inc. Project)/(NBD Bank, Michigan LOC)
           2,500,000 Michigan Strategic Fund, Adjustable Rate Limited Obligation          2,500,000
                     Revenue and Revenue Refunding Bonds (Series 1996) Weekly VRDNs
                     (C-Tec, Inc.)/(SunTrust Bank, Atlanta LOC)
           4,200,000 Michigan Strategic Fund, Limited Obligation PCR Bonds (Series        4,200,000
                     1993) Weekly VRDNs (Allied-Signal, Inc.)
             925,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              925,000
                     (Series 1995) Weekly VRDNs (Rowe Thomas Company
                     Project)/(Comerica Bank, Detroit, MI LOC)
           4,420,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,420,000
                     (Series 1995) Weekly VRDNs (Bear Lake Associates Project)/(Old
                     Kent Bank & Trust Co., Grand Rapids LOC)
             885,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              885,000
                     (Series 1995) Weekly VRDNs (Hercules Drawn Steel Corporation
                     Project)/(KeyBank, N.A. LOC)
           3,875,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            3,875,000
                     (Series 1995) Weekly VRDNs (J.R. Automation Technologies
                     Project)/(Old Kent Bank & Trust Co., Grand Rapids LOC)
             965,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              965,000
                     (Series 1995) Weekly VRDNs (RSR Project)/(Old Kent Bank &
                     Trust Co., Grand Rapids LOC)
           8,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            8,500,000
                     (Series 1995) Weekly VRDNs (United Waste Systems, Inc.)/(Bank
                     of America Illinois LOC)
           4,710,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,710,000
                     (Series 1995) Weekly VRDNs (Wayne Disposal-Oakland, Inc.
                     Project)/(Comerica Bank, Detroit, MI LOC)
             900,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds              900,000
                     (Series 1996) Weekly VRDNs (ACI Properties, LLC
                     Project)/(Comerica Bank, Detroit, MI LOC)

 MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 MICHIGAN--CONTINUED
 $           945,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds       $      945,000
                     (Series 1996) Weekly VRDNs (Akemi, Inc.)/(Comerica Bank,
                     Detroit, MI LOC)
           1,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,000,000
                     (Series 1996) Weekly VRDNs (Echo Properties, LLC
                     Project)/(Comerica Bank, Detroit, MI LOC)
           2,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            2,500,000
                     (Series 1996) Weekly VRDNs (G & T Real Estate Investments Co.,
                     LLC)/(NBD Bank, Michigan LOC)
           1,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,000,000
                     (Series 1996) Weekly VRDNs (Inalfa-Hollandia, Inc.)/(Comerica
                     Bank, Detroit, MI LOC)
           4,000,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            4,000,000
                     (Series 1997) Weekly VRDNs (Enprotech Mechanical Services,
                     Inc.)/(Michigan National Bank, Farmington Hills LOC)
           1,500,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            1,500,000
                     (Series 1997A) Weekly VRDNs (EPI Printers, Inc.)/(Comerica
                     Bank, Detroit, MI LOC)
           5,880,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds            5,880,000
                     Weekly VRDNs (Hess Industries, Inc.)/(Norwest Bank Minnesota,
                     Minneapolis LOC)
           1,750,000 Michigan Strategic Fund, Limited Obligation Revenue Bonds,           1,750,000
                     Series 1995 Weekly VRDNs (Welch Properties Project)/(Old Kent
                     Bank & Trust Co., Grand Rapids LOC)
           2,125,000 Michigan Strategic Fund, Variable Rate Demand Limited                2,125,000
                     Obligation Revenue Bonds (Series 1996) Weekly VRDNs (R.H.
                     Wyner Associates, Inc.)/(State Street Bank and Trust Co. LOC)
           2,000,000 Michigan Strategic Fund, Variable Rate Demand Limited                2,000,000
                     Obligation Revenue Bonds (Series 1997B) Weekly VRDNs (NSF
                     International)/(First of America Bank - Michigan LOC)
           3,500,000 Monroe County, MI Pollution Control Authority, (Series               3,500,000
                     CDC-1997M) Weekly VRDNs (Detroit Edison Co.)/(AMBAC INS)/(CDC
                     Municipal Products, Inc. LIQ)
           3,000,000 Oakland County, MI EDC, Limited Obligation Revenue Bonds             3,000,000
                     (Series 1997) Weekly VRDNs (Stone Soap Company,
                     Inc.)/(Michigan National Bank, Farmington Hills LOC)
           1,000,000 Rochester, MI Community School District, 3.85% Bonds (MBIA           1,000,000
                     INS), 5/1/1998
           4,975,000 Southgate Community School District, MI, State Aid Notes,            4,985,389
                     4.125% RANs, 6/25/1998
           1,000,000 Utica, MI Community Schools, 4.10% Bonds (FGIC INS), 5/1/1998        1,001,320
           4,365,000 Wayne County, MI Downriver Sewage Disposal System, (1994             4,365,000
                     Series B), 3.70% CP (Wayne County, MI)/(Comerica Bank,
                     Detroit, MI LOC), Mandatory Tender 12/17/1997
           4,100,000 Wayne County, MI, Airport Revenue Refunding Bonds (Series            4,100,000
                     1996A) Weekly VRDNs (Detroit Metropolitan Wayne County
                     Airport)/(Bayerische Landesbank Girozentrale LOC)
                          TOTAL                                                         150,709,015
 PUERTO RICO--5.4%
           3,500,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory         3,500,000
                     Tender 12/11/1997
           1,075,000 Puerto Rico Industrial, Medical & Environmental PCA, Pollution       1,075,128
                     Control Facilities Financing Authority (Series 1983A), 3.75%
                     TOBs (Schering Plough Corp.)/(Morgan Guaranty Trust Co., New
                     York LOC), Optional Tender 12/1/1997

 MICHIGAN MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 PUERTO RICO--CONTINUED
 $         2,000,000 Puerto Rico Industrial, Tourist, Education, Medical &           $    2,000,000
                     Environmental Control Finance Authority, (Series 1994A), 3.85%
                     CP (Inter American University of Puerto Rico)/(Banque Paribas,
                     Paris LOC), Mandatory Tender 12/12/1997
           2,065,000 Puerto Rico Municipal Finance Agency, Revenue Bonds, Series B,       2,073,401
                     4.50% Bonds, 7/1/1998
                          TOTAL                                                           8,648,529
                          TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                    $ 159,357,544

Securities that are subject to Alternative Minimum Tax represent 52.1% of the portfolio as calculated upon total portfolio market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows application regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   100.00%       0.00%
(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($160,475,625) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
CP --Commercial Paper
EDC --Economic Development Commission
EDRB --Economic Development Revenue Bonds
FGIC --Financial Guaranty Insurance Company
FSA --Financial Security Assurance
INS --Insured
LIQ --Liquidity Agreement
LLC --Limited Liability Company
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
PCA --Pollution Control Authority
PCR --Pollution Control Revenue
RANs --Revenue Anticipation Notes
TANs --Tax Anticipation Notes
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  159,357,544
 Cash                                                                                       214,026
 Income receivable                                                                        1,042,704
 Deferred organizational costs                                                               14,980
 Deferred expenses                                                                            4,107
   Total assets                                                                         160,633,361
 LIABILITIES:
 Payable for shares redeemed                                              $  3,897
 Income distribution payable                                                91,963
 Accrued expenses                                                           61,876
   Total liabilities                                                                        157,736
 Net Assets for 160,475,625 shares outstanding                                       $  160,475,625
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SERVICE SHARES:
 $147,105,347 / 147,105,347 shares outstanding                                                $1.00
 INSTITUTIONAL SHARES:
 $13,370,278 / 13,370,278 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

MICHIGAN MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 4,945,470
 EXPENSES:
 Investment advisory fee                                                   $   655,534
 Administrative personnel and services fee                                     155,000
 Custodian fees                                                                  8,737
 Transfer and dividend disbursing agent fees and expenses                       84,677
 Directors'/Trustees' fees                                                       1,391
 Auditing fees                                                                  11,144
 Legal fees                                                                      7,648
 Portfolio accounting fees                                                      56,176
 Shareholder services fee--Institutional Service Shares                        294,391
 Shareholder services fee--Institutional Shares                                 33,389
 Share registration costs                                                       47,073
 Printing and postage                                                           23,628
 Insurance premiums                                                              3,609
 Miscellaneous                                                                   8,236
   Total expenses                                                            1,390,633
 Waivers--
   Waiver of investment advisory fee                         $ (542,531)
   Waiver of shareholder services fee--Institutional           (115,014)
 Service Shares
   Waiver of shareholder services fee--Institutional Shares     (33,389)
     Total waivers                                                           (690,934)
       Net expenses                                                                         699,699
         Net investment income                                                          $ 4,245,771

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

MICHIGAN MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     4,245,771  $     2,173,858
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Service Shares                                         (3,793,687)      (1,958,685)
   Institutional Shares                                                   (452,084)        (215,173)
     Change in net assets resulting from distributions to               (4,245,771)      (2,173,858)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          843,340,942      318,706,288
 Net asset value of shares issued to shareholders in payment of          2,986,927        1,590,062
 distributions declared
 Cost of shares redeemed                                              (789,741,373)    (246,540,494)
   Change in net assets resulting from share transactions               56,586,496       73,755,856
     Change in net assets                                               56,586,496       73,755,856
 NET ASSETS:
 Beginning of period                                                   103,889,129       30,133,273
 End of period                                                     $   160,475,625  $   103,889,129

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Michigan Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Service Shares and Institutional Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Michigan consistent with the stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $160,475,625.

Transactions in shares were as follows:

                                                                                   YEAR ENDED OCTOBER 31,
INSTITUTIONAL SERVICE SHARES                                                       1997                1996
Shares sold                                                                    780,908,072          286,548,847
Shares issued to shareholders in payment of distributions declared               2,956,463            1,585,481
Shares redeemed                                                               (729,034,645)        (225,992,144)
     Net change resulting from Institutional Service Shares transactions        54,829,890           62,142,184
                                                                                    YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                                               1997               1996(A)
Shares sold                                                                     62,432,870          32,157,441
Shares issued to shareholders in payment of distributions declared                  30,464               4,581
Shares redeemed                                                                (60,706,728)        (20,548,350)
   Net change resulting from Institutional Shares transactions                   1,756,606          11,613,672
     Net change resulting from share transactions                               56,586,496          73,755,856

(a) For the period from March 2, 1996 (date of initial public investment) to October 31, 1996.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $18,618 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $3,194 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $394,104,000 and $399,209,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 81.7% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9.6% of total investments.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of
Trustees of FEDERATED MUNICIPAL TRUST
(MICHIGAN MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Michigan Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see pages 2 and 12 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Michigan Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


NOTES

[Graphic]

Michigan Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

MICHIGAN MUNICIPAL CASH TRUST
INSTITUTIONAL SERVICE SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


[Graphic]
Federated Investors
1-800-245-7400
www.federatedinvestors.com

Cusip 314229725
G01212-01 (12/97)

[Graphic]


MICHIGAN MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of Michigan Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

MICHIGAN MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-245-7400
www.federatedinvestors.com

Cusip 314229667
Cusip 314229725
G01212-02 (12/97)

[Graphic]

TABLE OF CONTENTS

 INVESTMENT POLICIES                                   1
 Acceptable Investments                                1
 Participation Interests                               1
 Municipal Leases                                      1
 Ratings                                               1
 When-Issued and Delayed Delivery Transactions         1
 Repurchase Agreements                                 2
 Credit Enhancement                                    2
 Investing in Securities of Other Investment Companies 2
 MICHIGAN INVESTMENT RISKS                             2
 INVESTMENT LIMITATIONS                                3
 Selling Short and Buying on Margin                    3
 Issuing Senior Securities and Borrowing Money         3
 Pledging Assets                                       3
 Lending Cash or Securities                            3
 Investing in Commodities                              3
 Investing in Real Estate                              3
 Underwriting                                          3
 Concentration of Investments                          3
 Investing in Illiquid Securities                      3
 Investing for Control                                 3
 Investing in Options                                  4
 Regulatory Compliance                                 4
 FEDERATED MUNICIPAL TRUST MANAGEMENT                  4
 Share Ownership                                       8
 Trustee Compensation                                  9
 Trustee Liability                                     9
 INVESTMENT ADVISORY SERVICES                          9
 Investment Adviser                                    9
 Advisory Fees                                        10
 BROKERAGE TRANSACTIONS                               10
 OTHER SERVICES                                       10
 Fund Administration                                  10
 Custodian and Portfolio Accountant                   10
 Transfer Agent                                       11
 Independent Public Accountants                       11
 SHAREHOLDER SERVICES                                 11
 DETERMINING NET ASSET VALUE                          11
 REDEMPTION IN KIND                                   11
 MASSACHUSETTS PARTNERSHIP LAW                        12
 THE FUND'S TAX STATUS                                12
 PERFORMANCE INFORMATION                              12
 Yield                                                12
 Effective Yield                                      12
 Tax-Equivalent Yield                                 12
 Tax-Equivalency Table                                13
 Total Return                                         13
 Performance Comparisons                              14
 Economic and Market Information                      14
 ABOUT FEDERATED INVESTORS                            14
 Mutual Fund Market                                   14
 Institutional Clients                                15
 Bank Marketing                                       15
 Broker/Dealers and Bank Broker/Dealer Subsidiaries   15
 APPENDIX                                             16


INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

MICHIGAN INVESTMENT RISKS

Michigan's economy continues to be among the most cyclical of states, remaining heavily dependent on domestic auto production and durable goods consumption. While manufacturing comprises 23% of the total jobs in the state, relative to 17% nationally, it comprises a lesser share than in the 1970s when it was 35%. The automobile industry has reduced its share of employment to 6.9% of total employment, compared with 10.8% in 1979. In fact, Michigan's economy continues to shift away from durable goods manufacturing to a more diversified base reliant on services and trade. This shift to jobs in service and trade industries has, however, resulted in declines in per capita income relative to the nation.

On August 19, 1993, the Governor of Michigan signed into law Act 145, Public Acts of Michigan, 1993 (Act 145), a measure which significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school reform legislation. Michigan's school finance reform shifts the responsibility of funding schools away from the local district and their real property tax bases to the state and an earmarked portion of sales taxes. Moreover, the state government is also subject to a revenue-raising cap which is tied to the annual state personal income growth. The margin between existing revenue and the constitutional cap is greatly narrowed now that the state absorbs the costs of funding the local schools. Over the long term the cap may reduce the state's flexibility to deal with adverse financial developments.

Concerning Michigan's fiscal policy, the state has proven that it can maintain a balanced budget, low debt levels and high reserves. While the state's Rainy Day Fund was drawn down substantially during fiscal years 1990-92 in order to meet budget needs of the state during fiscal stress, spending restraint and an improved economy enabled the state to begin to restore balances in fiscal 1993. By the end of fiscal 1996, the Budget Stabilization Fund reached an historically high level of $1.1 billion, with a continuation of this position currently projected for the year ending September 30, 1997.

While Michigan's economy is in good standing now because of conservative budgeting practices and the improved economy, the enduring effectiveness of the state's financial management will continue to be tested by economic cycles.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations or Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.

The above limitations cannot be changed without shareholder approval. The following investment limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.



INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Michigan Municipal Cash
Trust: Sunatco Partnership, Hancock, Michigan, owned approximately 1,150,102 shares (8.29%); First Mar & Co., Marquette, Michigan, owned approximately 10,430,452 shares (75.18%); and Fotru Co., Grand Rapids, Michigan, owned approximately 890,996 shares (6.42%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of Michigan Municipal Cash Trust: Var & Co., St. Paul, Minnesota, owned approximately 9,714,056 shares (6.07%); McDonald & Co. Securities Inc., Cincinnati, Ohio, owned approximately 36,107,820 shares (22.56%); and Miller, Canfield, Paddock, and Stone, PLC, Detroit, Michigan, owned approximately 8,429,719 shares (5.27%).

TRUSTEE COMPENSATION

                        AGGREGATE
 NAME,                  COMPENSATION
 POSITION WITH          FROM         TOTAL COMPENSATION PAID
 TRUST                  TRUST*#      FROM FUND COMPLEX+
 John F. Donahue        $0           $0 for the Trust and

 Chairman and Trustee                56 other investment companies in the
                                     Fund Complex
 Thomas G. Bigley       $4,443       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 John T. Conroy, Jr.    $4,443       $119,615 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 William J. Copeland    $4,443       $119,615 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Glen R. Johnson        $0           $0 for the Trust and President and

 Trustee                             8 other investment companies in the
                                     Fund Complex
 James E. Dowd          $4,443       $119,615 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Lawrence D. Ellis,
 M.D.                   $4,038       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Edward L. Flaherty,
 Jr.                    $4,443       $119,615 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Peter E. Madden        $4,038       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 John E. Murray, Jr.    $4,038       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Wesley W. Posvar       $4,038       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
 Marjorie P. Smuts      $4,038       $108,725 for the Trust and

 Trustee                             56 other investment companies in the
                                     Fund Complex
* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund,or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997 and 1996, and for the period from June 20, 1995 (date of initial public investment) to October 31, 1995, the adviser earned $655,534, $337,325, and $32,107, respectively, of which $542,531, $337,325, and $32,107, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997 and 1996, and for the period from June 20, 1995 (date of initial public investment) to October 31, 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997 and 1996, and for the period from June 20, 1995 (date of initial public investment) to October 31, 1995, the Administrators earned $155,000, $145,082, and $45,548, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amounts of $33,389 and $294,391 on behalf of Institutional Shares and Institutional Service Shares, respectively, of which $0 and $179,377, respectively, were paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

For the seven-day period ended October 31, 1997, the yields for Institutional Shares and Institutional Service Shares were 3.45% and 3.29%, respectively.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended October 31, 1997, the effective yields for Institutional Shares and Institutional Service Shares were 3.51% and 3.34%, respectively.


TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 44.00% tax rate (the maximum combined effective federal and state rate for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yields for Institutional Shares and Institutional Service Shares were 6.16% and 5.88%, respectively.

TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                 TAXABLE YIELD EQUIVALENT FOR 1997
                      STATE OF MICHIGAN

 COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
               19.40%      32.40%    35.40%      40.40%      44.00%
 JOINT           $1-      $41,201-  $99,601-    $151,751-     OVER
 RETURN        41,200     99,600    151,750     271,050     $271,050
 SINGLE          $1-     $24,651-   $59,751-    $124,651-     OVER
 RETURN        24,650     59,750    124,650      271,050    $271,050

 TAX-EXEMPT YIELD          TAXABLE YIELD EQUIVALENT
 1.50%         1.86%   2.22%    2.32%     2.52%    2.68%
 2.00%         2.48%   2.96%    3.10%     3.36%    3.57%
 2.50%         3.10%   3.70%    3.87%     4.19%    4.46%
 3.00%         3.72%   4.44%    4.64%     5.03%    5.36%
 3.50%         4.34%   5.18%    5.42%     5.87%    6.25%
 4.00%         4.96%   5.92%    6.19%     6.71%    7.14%
 4.50%         5.58%   6.66%    6.97%     7.55%    8.04%
 5.00%         6.20%   7.40%    7.74%     8.39%    8.93%
 5.50%         6.82%   8.14%    8.51%     9.23%    9.82%
 6.00%         7.44%   8.88%    9.29%    10.07%   10.71%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

For the one-year period ended October 31, 1997, and for the period from March 2, 1996 (date of initial public investment) through October 31, 1997, the average annual total returns for Institutional Shares were 3.43% and 3.40%, respectively.

For the one-year period ended October 31, 1997, and for the period from June 20, 1995 (date of initial public investment) through October 31, 1997, the average annual total returns were 3.27% and 3.34%, respectively, for Institutional Service Shares.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.

* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.

* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs, and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial, and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed-income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

MOODY'S INVESTORS SERVICE INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

GEORGIA MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

PROSPECTUS

The Shares of Georgia Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Georgia municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Georgia, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the income tax imposed by the State of Georgia consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                       1
 Financial Highlights                     2
 General Information                                                          3
 Investment Information                               3
 Investment Objective                           3
 Investment Policies                                                    3
 Georgia Municipal Securities                                     5
 Investment Risks                                                             5
 Investment Limitations                                                       5
 Fund Information                                                             5
 Management of the Fund                                                 5
 Distribution of Shares                                                       6
 Administration of the Fund                                             7
 Net Asset Value                                                              7
 How to Purchase Shares                                                 7
 Purchasing Shares Through a Financial Institution                7
 Purchasing Shares by Wire                                              7
 Purchasing Shares by Check                                             7
 Special Purchase Features                                              8
 How to Redeem Shares                                                   8
 Redeeming Shares Through a Financial Institution           8
 Redeeming Shares by Telephone                                          8
 Redeeming Shares by Mail                                               8
 Special Redemption Features                                            9
 Account and Share Information                                          9
 Dividends                                                                    9
 Capital Gains                                                                9
 Confirmations and Account Statements                                   9
 Accounts with Low Balances                                             9
 Voting Rights                                                                9
 Tax Information                                                              9
 Federal Income Tax                                                           9
 State and Local Taxes                                                        10
 Performance Information                                                10
 Financial Statements                                                         11
 Report of Independent Public Accountants                   Inside Back Cover

SUMMARY OF FUND EXPENSES

                               SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                  None
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)     None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
 proceeds, as applicable)                                                                                         None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None
 Exchange Fee                                                                                                     None
                                ANNUAL FUND OPERATING EXPENSES
                     (As a percentage of projected average net assets)
 Management Fee (after waiver)(1)                                                                           0.13%
 12b-1 Fee                                                                                                        None
 Total Other Expenses                                                                                             0.46%
     Shareholder Services Fee                                                                               0.25%
 Total Operating Expenses(2)                                                                                0.59%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1998. The total operating expenses were 0.49% for fiscal year ended October 31, 1997 and would have been 0.92% absent the voluntary waivers of portions of the management fee and shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $ 6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                      $74

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                                    YEAR ENDED OCTOBER 31,
                                                                                    1997         1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 1.00      $ 1.00       $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                               0.03         0.03          0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                                     (0.03)      (0.03)        (0.01)
 NET ASSET VALUE, END OF PERIOD                                         $ 1.00      $ 1.00       $ 1.00
 TOTAL RETURN(B)                                                                 3.38%      3.37%       0.73%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                            0.49%      0.46%       0.25%*
   Net investment income                                                         3.33%      3.31%       3.81%*
   Expense waiver/reimbursement(c)                                               0.43%      0.52%       0.75%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                              $121,858    $122,940     $111,278

* Computed on an annualized basis.

(a) Reflects operations for the period from August 22, 1995 (date of initial public investment) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The Fund is designed for financial institutions acting in an agency or fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Georgia municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Georgia taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of Georgia consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the income taxes imposed by the State of Georgia. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Georgia and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the State of Georgia ("Georgia Municipal Securities"). Examples of Georgia Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

  VARIABLE RATE DEMAND NOTES

  Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

  PARTICIPATION INTERESTS

  The Fund may purchase interests in Georgia Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Georgia Municipal Securities.

  MUNICIPAL LEASES

  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Georgia Municipal Securities is subject to the federal alternative minimum tax.

GEORGIA MUNICIPAL SECURITIES

Georgia Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Georgia Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Georgia Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Georgia Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Georgia Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Georgia Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Georgia Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Georgia Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Georgia Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Georgia Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

  ADVISORY FEES

  The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

  ADVISER'S BACKGROUND

  Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

  Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Georgia Municipal Cash Trust; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Georgia Municipal Cash Trust. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio, only shareholders of that portfolio are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Georgia. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

GEORGIA TAXES

Under existing Georgia law, shareholders of the Fund will not be subject to individual or corporate Georgia income taxes on distributions from the Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to (1) interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or (2) interest on obligations of the United States or of any other issuer whose obligations are exempt from state income taxes under federal law. Distributions, if any, derived from capital gains or other sources generally will be taxable for Georgia income tax purposes to shareholders of the Fund who are subject to the Georgia income tax.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS

GEORGIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                                         VALUE

 (A)SHORT-TERM MUNICIPALS--99.0%
 GEORGIA--98.2%
 $         1,600,000 Atlanta, GA, Urban Residential Finance Authority, Multifamily   $    1,600,000
                     Housing Revenue Bonds (Series 1995) Weekly VRDNs (West End
                     Housing Development Project)/(First Union National Bank,
                     Charlotte, NC LOC)
           2,250,000 Brunswick and Glynn County, GA Development Authority,                2,250,000
                     Multi-Mode Variable Rate IDRB's (Series 1996) Weekly VRDNs
                     (Daewoo Equipment Corp.)/(KeyBank, N.A. LOC)
           3,865,000 Brunswick, GA, Housing Authority, (Series S93) Weekly VRDNs          3,865,000
                     (Island Square Apartments)/ (Columbus Bank and Trust Co., GA
                     LOC)
           5,000,000 Burke County, GA Development Authority, (Series 1997B), 3.80%        5,000,000
                     Bonds (Oglethorpe Power Corp. Vogtle Project)/(AMBAC INS),
                     5/28/1998
           1,750,000 Carrolton, GA Payroll Development Authority, (Series 1993)           1,750,000
                     Weekly VRDNs (Sunox, Inc. Project)/(First Union National Bank,
                     Charlotte, NC LOC)
           2,000,000 Chatam County, GA Hospital Authority, (Series A), 4.15% Bonds        2,001,778
                     (Memorial Medical Center; Savannah, GA)/(AMBAC INS), 1/1/1998
           1,615,000 Cherokee County, GA Development Authority, IDRB Weekly VRDNs         1,615,000
                     (Morrison Products, GA)/ (KeyBank, N.A. LOC)
           2,000,000 Cherokee County, GA School System, 4.10% TANs, 12/31/1997            2,000,643
             500,000 Clarke County, GA Hospital Authority, 3.90% Bonds (Athens              500,000
                     Medic Center)/(MBIA INS), 1/1/1998
             550,000 Clayton County, GA Housing Authority, Revenue Refunding Bonds          550,000
                     (Series 1992) Weekly VRDNs (Oxford Townhomes Project)/(Amsouth
                     Bank N.A., Birmingham LOC)
           2,625,000 Cobb County, GA IDA Weekly VRDNs (Atlanta RDC Co.)/(First            2,625,000
                     Union National Bank, Charlotte, NC LOC)
           1,700,000 Cobb County, GA IDA, IDRB (Series 1995) Weekly VRDNs                 1,700,000
                     (Consolidated Engineering Company, Inc. Project)/(Nationsbank,
                     NA, Charlotte LOC)
           2,500,000 Cobb County, GA School District, 5.00% Bonds, 2/1/1998               2,508,545
             970,000 Columbia County, GA Development Authority, (Series 1991)               970,000
                     Weekly VRDNs (Augusta Sportswear, Inc.)/(Wachovia Bank of
                     Georgia N.A., Atlanta LOC)
             385,000 Columbus, GA IDA Industrial & Port Development Commission,             385,000
                     (Series 1992) Weekly VRDNs (Maine Street Village
                     Partnership)/(Columbus Bank and Trust Co., GA LOC)
           1,035,000 Columbus, GA IDA, (Series 90B) Weekly VRDNs (R. P. Real              1,035,000
                     Estate, Inc.)/(Columbus Bank and Trust Co., GA LOC)
           2,000,000 Conyers-Rockdale-Big Haynes, GA Impoundment Authority, (Series       2,000,158
                     1997), 3.75% BANs, 12/31/1997
           3,000,000 Coweta County, GA IDA, (Series 1995) Weekly VRDNs (Lanelco           3,000,000
                     L.L.C. Project)/(NBD Bank, Michigan LOC)
           6,000,000 Crisp County, GA Development Authority, (Series B), 4.10% TOBs       6,000,000
                     (Masonite Corporation)/ (International Paper Co. GTD),
                     Optional Tender 9/1/1998

 GEORGIA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 GEORGIA--CONTINUED
 $         1,375,000 De Kalb County, GA Development Authority, (Series 1992) Weekly  $    1,375,000
                     VRDNs (House of Cheatham, Inc. Project)/(Nationsbank, N.A.,
                     Charlotte LOC)
             600,000 De Kalb County, GA Development Authority, (Series 1993) Weekly         600,000
                     VRDNs (Pet, Inc.)/(PNC Bank, N.A. LOC)
           1,250,000 De Kalb County, GA Development Authority, (Series 1996) Weekly       1,250,000
                     VRDNs (DeKalb Steel, Inc.)/ (SouthTrust Bank of Georgia,
                     Atlanta LOC)
           4,000,000 De Kalb County, GA Multifamily Housing Authority, Multifamily        4,000,000
                     Housing Revenue Bonds (Series 1996) Weekly VRDNs (Bryton Hill
                     Apartments)/(PNC Bank, Kentucky LOC)
           3,100,000 Douglas County, GA Development Authority, (Series 1997) Weekly       3,100,000
                     VRDNs (Austral Insulated Products, Inc.)/(Regions Bank,
                     Alabama LOC)
           1,095,000 Forsythe County, GA School District, (Series 1997), 4.00%            1,095,000
                     Bonds, 2/1/1998
           1,000,000 Forsythe County, GA Development Authority, IDRB (Series 1995)        1,000,000
                     Weekly VRDNs (American BOA, Inc. Project)/(Dresdner Bank AG,
                     Frankfurt LOC)
           3,300,000 Fulton County, GA IDA Weekly VRDNs (C.K.S. Packaging,                3,300,000
                     Inc.)/(SouthTrust Bank of Georgia, Atlanta LOC)
             300,000 Gainesville, GA Redevelopment Authority, IDRB (Series 1986)            300,000
                     Weekly VRDNs (Hotel of Gainesville Associates
                     Project)/(Regions Bank, Alabama LOC)
           2,000,000 Georgia Municipal Electric Authority, (Series P), 8.125% Bonds       2,054,101
                     (United States Treasury PRF), 1/1/1998 (@102)
           1,900,000 Georgia Ports Authority, (Series 1996A) Weekly VRDNs                 1,900,000
                     (Colonel's Island Terminal)/(SunTrust Bank, Atlanta LOC)
           5,765,000 Georgia State HFA, (Series 1990C), 3.80% TOBs (First National        5,765,000
                     Bank of Chicago LIQ), Optional Tender 12/1/1997
           5,690,000 Georgia State Municipal Gas Authority, Gas Revenue Bonds             5,690,000
                     (Series D), 3.80% CP (Wachovia Bank of NC, N.A., Winston-Salem
                     LOC), Mandatory Tender 2/17/1998
           3,300,000 Gwinnett County, GA IDA, (Series 1996) Weekly VRDNs (Sidel,          3,300,000
                     Inc. Project)/(Nationsbank, N.A,, Charlotte LOC)
           2,750,000 Jackson County, GA IDA, (Series 1996) Weekly VRDNs (Buhler           2,750,000
                     Quality Yarns Corp. Project)/ (Union Bank of Switzerland,
                     Zurich LOC)
           3,180,000 La Grange, GA, Multifamily Housing Authority, Revenue Bonds,         3,180,000
                     4.40% TOBs (Lee's Crossing Project Phase II)/(Columbus Bank
                     and Trust Co., GA LOC), Optional Tender 11/1/1997
           3,000,000 La Grange, GA, Multifamily Housing Authority, Revenue Bonds,         3,000,000
                     4.40% TOBs (Lee's Crossing Project Phase I)/(Columbus Bank and
                     Trust Co., GA LOC), Optional Tender 11/1/1997
           4,000,000 Lowndes County Schools, GA, 3.88% TANs, 12/31/1997                   4,000,510
             820,000 Macon-Bibb County, GA Industrial Authority, IDRB (Series 1990)         820,000
                     Weekly VRDNs (Diamond Plastics Corp. Project)/(Nationsbank,
                     N.A., Charlotte LOC)
           1,280,000 Macon-Bibb County, GA Urban Development Authority, Refunding         1,280,000
                     Revenue Bonds (Series 1995) Weekly VRDNs (Macon Hotel
                     Investors Project)/(NBD Bank, Michigan LOC)
           4,470,000 (b)Marietta, GA Housing Authority, Multifamily Housing Revenue       4,470,000
                     Bonds (Series 1995) Weekly VRDNs (Chalet Apartments
                     Project)/(General Electric Capital Corp. LOC)

 GEORGIA MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                            VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 GEORGIA--CONTINUED
 $         3,200,000 Rockdale County, GA Development Authority, (Series 1995)        $    3,200,000
                     Weekly VRDNs (Great Southern Wood Preserving Co.)/(SunTrust
                     Bank, Central Florida LOC)
             600,000 Rockdale County, GA Hospital Authority, Revenue Anticipation           600,000
                     Certificates (Series 1994) Weekly VRDNs (Rockdale
                     Hospital)/(SunTrust Bank, Atlanta LOC)
           3,490,000 Rome, GA, 4.25% TANs, 12/31/1997                                     3,491,780
           1,000,000 Screven County, GA IDA, (Series 1995) Weekly VRDNs (Sylvania         1,000,000
                     Yarn Systems, Inc. Project)/ (SunTrust Bank, Atlanta LOC)
             710,000 Sumter County, GA School District, 3.90% Bonds, 2/1/1998               710,000
           6,000,000 Upper Oconee Basin, GA Water Authority, 4.15% BANs, 3/1/1998         6,000,000
             500,000 Walker County, GA School District, (Series 1997), 4.00% Bonds,         500,000
                     2/1/1998
           1,000,000 Wayne County, GA, IDA, Revenue Bonds, (Series 1995) Weekly           1,000,000
                     VRDNs (Harsco Corp.)/ (Nationsbank, N.A., Charlotte LOC)
           4,000,000 Whitfield County, GA Development Authority Weekly VRDNs              4,000,000
                     (Franklin Industries Inc., Project)/(Nationsbank, N.A.,
                     Charlotte LOC)
           2,115,000 Whitfield County, GA Development Authority, (Series 1996)            2,115,000
                     Weekly VRDNs (AMC International, Inc. Project)/(SouthTrust
                     Bank of Alabama, Birmingham LOC)
           1,405,000 Winder-Barrow Industrial Building Authority, (Series 1996)           1,405,000
                     Weekly VRDNs (Windor Builders Supply, Inc. Project)/(National
                     Bank of Canada, Montreal LOC)
                         TOTAL                                                          119,607,515
 PUERTO RICO--0.8%
           1,000,000 (b)ABN AMRO Chicago Corp 1997A LeaseTOPS Trust Weekly VRDNs          1,000,000
                     (Commonwealth of Puerto Rico Municipal Revenues Collection
                     Center)/(ABN AMRO Bank N.V., Amsterdam LIQ)/(State Street Bank
                     and Trust Co. LOC)
                         TOTAL INVESTMENTS (AT AMORTIZED                              $ 120,607,515
                         COST)(C)

    Securities that are subject to Alternative Minimum Tax represent 58.4% of the portfolio as calculated based upon total portfolio market value.

(a) The fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1, or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1, and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

    Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

    At October 31, 1997, the portfolio securities were rated as follows:

    Tier Rating Percent Based on Total Market Value (unaudited)

     FIRST TIER   SECOND TIER
       91.71%        8.29%
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $5,470,000 which represents 4.5% of net assets.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($121,858,203) at October 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation
BANs  --Bond Anticipation Notes
CP    --Commercial Paper
GTD   --Guaranty
HFA   --Housing Finance Authority
IDA   --Industrial Development Authority
IDRB  --Industrial Development Revenue Bond
INS   --Insured
LIQ   --Liquidity Agreement
LOC   --Letter of Credit
MBIA  --Municipal Bond Investors Assurance
PRF   --Prerefunded
TANs  --Tax Anticipation Notes
TOBs  --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

GEORGIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                        $  120,607,515
 Cash                                                                                       333,565
 Income receivable                                                                        1,070,490
 Deferred organizational costs                                                               12,957
 Deferred expenses                                                                           17,100
   Total assets                                                                         122,041,627
 LIABILITIES:
 Income distribution payable                                             $ 145,849
 Accrued expenses                                                           37,575
   Total liabilities                                                                        183,424
 Net Assets for 121,858,203 shares outstanding                                       $  121,858,203
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $121,858,203 / 121,858,203 shares outstanding                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

GEORGIA MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 5,855,507
 EXPENSES:
 Investment advisory fee                                                  $   767,263
 Administrative personnel and services fee                                    125,351
 Custodian fees                                                                 7,225
 Transfer and dividend disbursing agent fees and expenses                      24,849
 Directors'/Trustees' fees                                                      1,457
 Auditing fees                                                                 10,719
 Legal fees                                                                     7,380
 Portfolio accounting fees                                                     43,764
 Shareholder services fee                                                     383,632
 Share registration costs                                                      19,820
 Printing and postage                                                          10,157
 Insurance premiums                                                             3,144
 Taxes                                                                            953
 Miscellaneous                                                                  7,478
   Total expenses                                                           1,413,192
 Waivers--
   Waiver of investment advisory fee                        $ (569,196)
   Waiver of shareholder services fee                          (92,072)
     Total waivers                                                          (661,268)
       Net expenses                                                                         751,924
         Net investment income                                                          $ 5,103,583

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

GEORGIA MUNICIPAL CASH TRUST

                                                                       YEAR ENDED OCTOBER 31,
                                                                       1997              1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $     5,103,583  $     3,883,056
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                              (5,103,583)      (3,883,056)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          584,493,087      594,865,591
 Net asset value of shares issued to shareholders in payment of          2,937,442        2,027,740
 distributions declared
 Cost of shares redeemed                                             (588,512,359)    (585,230,921)
   Change in net assets resulting from share transactions              (1,081,830)       11,662,410
     Change in net assets                                              (1,081,830)       11,662,410
 NET ASSETS:
 Beginning of period                                                   122,940,033      111,277,623
 End of period                                                     $   121,858,203  $   122,940,033

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Georgia Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is current income exempt from federal regular income tax and the income tax imposed by the State of Georgia consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

RESTRICTED SECURITIES

Restricted securities are securities that may be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees (the "Trustees"). The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Additional information on each restricted security held at October 31, 1997, is as follows:

            SECURITY              ACQUISITION DATE      ACQUISITION COST
 Marietta, GA Housing Authority   12/9/1996 - 1/23/1997     4,470,000
 ABN AMRO Chicago Corp.                 8/27/1997             937,637

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At October 31, 1997, capital paid-in-aggregated $121,858,203.

Transactions in shares were as follows:

                                                                          Year Ended October 31,
                                                                           1997               1996
 Shares sold                                                              584,493,087      594,865,591
 Shares issued to shareholders in payment of distributions                  2,937,442        2,027,740
 declared
 Shares redeemed                                                         (588,512,359)     (585,230,921)
   Net change resulting from share transactions                            (1,081,830)       11,662,410

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $13,648 were borne initially by Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Funds effective date. For the year ended October 31, 1997, the Fund expensed $2,470 of organizational expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $338,080,000 and $352,755,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 75.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 10.3% of total investments.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (GEORGIA MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Georgia Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Georgia Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

[Graphic]
Federated Investors

Georgia Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

PROSPECTUS
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

GEORGIA MUNICIPAL CASH TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor
1-800-341-7000
www.federatedinvestors.com

Cusip 314229691

G01204-01 (12/97)

[Graphic]

GEORGIA MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Georgia Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

GEORGIA MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

STATEMENT DATED DECEMBER 31, 1997

[Graphic]Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314229691

G01204-02 (12/97)

[Graphic]


TABLE OF CONTENTS

 Investment Policies                                    1
  Acceptable Investments                                1
  Participation Interests                               1
  Municipal Leases                                      1
  Ratings                                               1
  When-Issued and Delayed Delivery Transactions         1
  Repurchase Agreements                                 2
  Credit Enhancement                                    2
  Investing in Securities of Other Investment Companies 2
 Georgia Investment Risks                               2
 Investment Limitations                                 2
  Selling Short and Buying on Margin                    2
  Issuing Senior Securities and Borrowing Money         3
  Pledging Assets                                       3
  Lending Cash or Securities                            3
  Investing in Commodities                              3
  Investing in Real Estate                              3
  Underwriting                                          3
  Concentration of Investments                          3
  Investing in Illiquid Securities                      3
  Investing for Control                                 3
  Investing in Options                                  3
  Regulatory Compliance                                 4
 Federated Municipal Trust Management                   4
  Share Ownership                                       7
  Trustee Compensation                                  8
  Trustee Liability                                     8
 Investment Advisory Services                           8
  Investment Adviser                                    8
  Advisory Fees                                         9
 Brokerage Transactions                                 9
 Other Services                                         9
  Fund Administration                                   9
  Custodian and Portfolio Accountant                    9
  Transfer Agent                                       10
  Independent Public Accountants                       10
  Shareholder Services                                 10
 Determining Net Asset Value                           10
 Redemption in Kind                                    10
 Massachusetts PartnershipLaw                          11
 The Fund's Tax Status                                 11
 Performance Information                               11
  Yield                                                11
  Effective Yield                                      11
  Tax-Equivalent Yield                                 11
  Tax-Equivalency Table                                12
  Total Return                                         12
  Performance Comparisons                              13
  Economic and Market Information                      13
 About Federated Investors                             13
  Mutual Fund Market                                   14
  Institutional Clients                                14
  BankMarketing                                        14
  Broker/Dealers and Bank Broker/Dealer Subsidiaries   14
 Appendix                                              15

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

GEORGIA INVESTMENT RISKS

S&P's upgrade of Georgia's rating to AAA in July 1997 is a further demonstration of Georgia's favorable position. S&P joins Moody's and Fitch in granting Georgia their highest long-term ratings. These ratings reflect the state's positive economic trends, conservative management, strong financial position, and low debt burden. Although Georgia was affected by the recession in the early 1990s, its recovery has been stronger than that of the nation as a whole, with steady gains in employment and income.

Georgia ranks sixth in the nation in both employment and population growth from 1991 to 1996. Job growth has been centered in business and health services, reflecting diversification away from traditional agricultural base. Despite a lull in construction activity following the Olympics in 1996, the state is still felling the benefits of the games. Job growth in 1996 was 3.7%, well above the national average of 2%. Unemployment, as of October 1997, was 3.8%, well below the national average of 4.7%.

The state closed fiscal 1997 with a surplus of nearly half a billion dollars, part of which will be set aside in anticipation of a reduction in sales tax on food items. State reserves are fully funded.

Georgia's rapid growth has required large expenditures on infrastructure. Consequently, debt levels have risen somewhat in recent years. Expenditures on educational enhancements are being funded largely through lottery proceeds. In addition, during 1997, many school districts approved a local option sales tax to fund educational improvements.

The Fund's concentration in securities issued by Georgia and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of Georgia or its municipalities to meet their obligation will depend on the availability of tax and other revenues; economic, political and demographic conditions within Georgia; and the underlying condition of the state and its municipalities.

INVESTMENT LIMITATIONS

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of value of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may purchase or hold portfolio securities permitted by its investment objective, policies, and limitations, or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry, or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects, except that the Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days notice.


INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley

15 Old Timber Trail

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E.Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P.Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Georgia Municipal Cash Trust: %); Wachovia Bank of North Carolina, Winston-Salem, North Carolina, owned approximately 25,258,806 shares (18.52%); Cobatco, Synovus Trust Company, Columbus, Georgia, owned approximately 16,855,694 shares (12.36%); BHC Securities, Inc., Philadelphia, Pennsylvania, owned approximately 15,353,748 shares (11.26%); First Union National Bank, Charlotte, North Carolina, owned approximately 13,305,813 shares (9.76%); and Gainor Medical MGT, McDonough, Georgia, owned approximately 7,107,472 shares (5.21%).


TRUSTEE COMPENSATION

                            AGGREGATE
 NAME,                    COMPENSATION
 POSITION WITH                FROM                    TOTAL COMPENSATION PAID
 FUND                        TRUST*#                      FROM FUND COMPLEX+
John F. Donahue                  $0          $0 for the Trust and
Chairman and Trustee                         56 other investment companies in the Fund Complex

Thomas G. Bigley             $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

John T. Conroy, Jr.          $4,443          $119,615 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

William J. Copeland          $4,443          $119,615 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Glen R. Johnson                  $0          $0 for the Trust and
President and Trustee                        8 other investment companies in the Fund Complex

James E. Dowd                $4,443          $119,615 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.      $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.      $4,443          $119,615 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Peter E. Madden              $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

John E. Murray, Jr.          $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Wesley W. Posvar             $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

Marjorie P. Smuts            $4,038          $108,725 for the Trust and
Trustee                                      56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, 1996, and for the period from August 22, 1995, (date of initial public investment) through October 31, 1995, the adviser earned $767,263, $586,560, and $87,222, respectively, of which $569,196, $559,762, and $87,222, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1997, 1996, and for the period from August 22, 1995 (date of initial public investment) through October 31, 1995, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, 1996, and for the period from August 22, 1995, (date of initial public investment) through October 31, 1995, the Administrators earned $125,351, $125,000, and $23,973, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, the Fund earned shareholder service fees in the amount of $383,632 of which $291,560 was paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

The Fund's yield for the seven-day period ended October 31, 1997, was 3.37%.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result. The Fund's effective yield for the seven-day period ended October 31, 1997, was 3.43%.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 45.60% tax rate (the maximum combined effective federal and state rates for individuals) and assuming that the income is 100% tax exempt.

The Fund's tax-equivalent yield for the seven-day period ended October 31, 1997, was 6.31%.

TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                TAXABLE YIELD EQUIVALENT FOR 1997
                       STATE OF GEORGIA
TAX BRACKET:
FEDERAL        15.00%     28.00%      31.00%        36.00%        39.60%
COMBINED
FEDERAL
AND STATE:    21.000%    34.000%      37.000%      42.000%       45.600%
JOINT           $1-     $41,201-     $99,601-    $151,751-       OVER
RETURN        41,200     99,600      151,750      271,050      $271,050
SINGLE          $1-     $24,651-     $59,751-    $124,651-       OVER
RETURN        24,650     59,750      124,650      271,050      $271,050

Tax-Exempt
Yield                        Taxable Yield Equivalent
1.50%         1.90%      2.27%       2.38%       2.59%       2.76%
2.00%         2.53%      3.03%       3.17%       3.45%       3.68%
2.50%         3.16%      3.79%       3.97%       4.31%       4.60%
3.00%         3.80%      4.55%       4.76%       5.17%       5.51%
3.50%         4.43%      5.30%       5.56%       6.03%       6.43%
4.00%         5.06%      6.06%       6.35%       6.90%       7.35%
4.50%         5.70%      6.82%       7.14%       7.76%       8.27%
5.00%         6.33%      7.58%       7.94%       8.62%       9.19%
5.50%         6.96%      8.33%       8.73%       9.48%      10.11%
6.00%         7.59%      9.09%       9.52%      10.34%      11.03%
6.50%         8.23%      9.85%      10.32%      11.21%      11.95%
7.00%         8.86%     10.61%      11.11%      12.07%      12.87%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

The Fund's average annual total returns for the one-year period ended October 31, 1997, and for the period from August 22, 1995 (date of initial public investment) through October 31, 1997, were 3.38% and 3.42%, respectively.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
* IBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
* MONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion, and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*


Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC.

SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC.

SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


TENNESSEE MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Tennessee Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Tennessee municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Tennessee, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income tax imposed by the State of Tennessee consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                                   1
 Financial Highlights-- Institutional Shares          2
 General Information                                              3
 Investment Information                                           3
 Investment Objective                                             3
 Investment Policies                                                    3
 Tennessee Municipal Securities                             5
 Investment Risks                                                       5
 Investment Limitations                                           5
 Hub and Spoke Registered Trademark Option            6
 Fund Information                                                       6
 Management of the Fund                                           6
 Distribution of Institutional Shares                             7
 Administration of the Fund                                       7
 Net Asset Value                                                        7
 How to Purchase Shares                                           7
 Purchasing Shares by Wire                                        8
 Purchasing Shares by Check                                       8
 How to Redeem Shares                                             8
 Redeeming Shares by Telephone                              8
 Redeeming Shares by Mail                                         8
 Account and Share Information                              9
 Dividends                                                              9
 Capital Gains                                                          9
 Confirmations and Account Statements                       9
 Accounts with Low Balances                                       9
 Voting Rights                                                          9
 Tax Information                                                        9
 Federal Income Tax                                               9
 State and Local Taxes                                              10
 Other Classes of Shares                                            10
 Performance Information                                          10
 Financial Highlights--Institutional Service Shares   11
 Financial Statements                                                   12
 Report of Independent Public Accountants              Inside Back Cover


SUMMARY OF FUND EXPENSES

                                     INSTITUTIONAL SHARES
                                SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                  None
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)       None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
 proceeds, as applicable)                                                                                         None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None
 Exchange Fee                                                                                                     None
                                  ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                               0.00%
 12b-1 Fee                                                                                            None
 Total Other Expenses (after expense reimbursement)                                       0.35%
    Shareholder Services Fee (after waiver)(2)                                            0.00%
 Total Operating Expenses(3)                                                                    0.35%

(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.46% absent the voluntary waivers of the management fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                   $ 4
 3 Years                                                                                  $11
 5 Years                                                                                  $20
 10 Years                                                                                 $44

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                                                      YEAR ENDED
                                                                                                      OCTOBER 31,
                                                                                                      1997          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 1.00      $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                  0.03        0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                                               (0.03)      (0.01)
 NET ASSET VALUE, END OF PERIOD                                                     $ 1.00      $ 1.00
 TOTAL RETURN(B)                                                                          3.47%       1.59%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                                     0.35%      0.10%*
   Net investment income                                                                  3.40%      3.57%*
   Expense waiver/reimbursement(c)                                                        1.11%      1.62%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                                $23,048     $17,824

* Computed on an annualized basis.

(a) Reflects operations for the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for financial institutions acting in a fiduciary capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Tennessee municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Tennessee taxpayers because it invests in municipal securities of that state. A minimum initial investment of $25,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Tennessee and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee ("Tennessee Municipal Securities"). Examples of Tennessee Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Tennessee Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Tennessee Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Tennessee Municipal Securities is subject to the federal alternative minimum tax.

TENNESSEE MUNICIPAL SECURITIES

Tennessee Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Tennessee Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Tennessee Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Tennessee Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Tennessee Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Tennessee Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Tennessee Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Tennessee Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Tennessee Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Tennessee Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE Registered Trademark OPTION

If the Trustees determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days notice prior to any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%        on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $25,000. However, an account may be opened with a smaller amount as long as the minimum is reached within 90 days. Minimum investments will be calculated by combining all accounts maintained with the Fund. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Tennessee Municipal Cash Trust--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Tennessee Municipal Cash Trust--Institutional Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, Reep & Co., Pioneer Bank, Chattanooga, Tennessee, owned 37.16% of the voting securities of the Institutional Shares of the Fund, and Trust Co. of Knoxville, Knoxville, Tennessee, owned 28.33% of the voting securities of the Institutional Shares of the Fund. Therefore, they may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Tennessee. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

TENNESSEE TAXES

Under existing Tennessee law, distributions made by the Fund will not be subject to Tennessee personal income taxes to the extent that such distributions qualify as "exempt-interest dividends" under the Internal Revenue Code, and represent (i) interest on obligations of the state of Tennessee or its political subdivisions; or (ii) interest on certain obligations of the United States, or any agency or instrumentality thereof. To the extent that distributions by the Fund are derived from distributions on other types of obligations, such distributions will be subject to Tennessee personal income taxes.

Distributions made by the Fund will be subject to the excise taxes imposed on corporations.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Service Shares. Institutional Service Shares are sold at net asset value primarily to financial institutions acting in an agency capacity and are subject to a minimum initial investment of $10,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Service Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on the inside back cover.

                                                                                  YEAR ENDED
                                                                                   OCTOBER 31,
                                                                               1997          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 1.00      $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                          0.03        0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                                      (0.03)      (0.01)
 NET ASSET VALUE, END OF PERIOD                                                 $ 1.00      $ 1.00
 TOTAL RETURN(B)                                                                 3.21%       1.48%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                      0.60%      0.39%*
   Net investment income                                                         3.13%      3.26%*
   Expense waiver/reimbursement(c)                                               0.86%      1.33%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                     $24,624     $29,824

* Computed on an annualized basis.

(a) Reflects operations for the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

TENNESSEE MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                             VALUE

 (A)SHORT-TERM MUNICIPALS--99.4%
 TENNESSEE--94.1%
 $           980,000 Benton County TN IDB, (Series 1996) Weekly VRDNs (Jones Plastic  $     980,000
                     and Engineering Corp.)/ (National City Bank, Kentucky LOC)
           1,700,000 Chattanooga, TN HEFA Weekly VRDNs (Sisken Hospital)/(Sumitomo        1,700,000
                     Bank Ltd., Osaka LOC)
           2,550,000 Chattanooga, TN IDB, Revenue Bonds (Series 1997) Weekly VRDNs        2,550,000
                     (TB Wood's Inc. Project)/ (PNC Bank, N.A. LOC)
           1,500,000 Collierville, TN IDB, Industrial Development Revenue Bonds           1,500,000
                     (Series 1994) Weekly VRDNs (Ardco, Inc.)/(Harris Trust &
                     Savings Bank, Chicago LOC)
           2,000,000 Dickson County, TN IDB, (Series 1996) Weekly VRDNs (Tennessee        2,000,000
                     Bun Company, LLC Project)/ (PNC Bank, Ohio, N.A. LOC)
           1,750,000 Greenfield, TN IDB, (Series 1995) Weekly VRDNs (Plastic              1,750,000
                     Products Co. Project)/(Norwest Bank Minnesota, Minneapolis LOC)
           1,500,000 Hamilton County, TN IDB, (Series 1987) Weekly VRDNs (Seaboard        1,500,000
                     Farms Project)/(SunTrust Bank, Atlanta LOC)
           3,900,000 Hawkins County, TN IDB, (Series 1995) Weekly VRDNs (Sekisui Ta       3,900,000
                     Industries, Inc. Project)/ (Bank of Tokyo-Mitsubishi Ltd. LOC)
           2,900,000 Hendersonville, TN IDB, (Series 1996) Weekly VRDNs (Betty            2,900,000
                     Machine Co. Project)/(First Union National Bank, Charlotte, NC
                     LOC)
           1,800,000 Jackson, TN IDB, Solid Waste Facility Bonds (Series 1995)            1,800,000
                     Weekly VRDNs (Florida Steel Corp.)/(Nationsbank, N.A.,
                     Charlotte LOC)
             880,000 Jackson, TN, Electric System Revenue Refunding and Improvement         880,000
                     Bonds (Series 1997), 3.70% Bonds (MBIA INS), 2/1/1998
             900,000 Knox County, TN IDB, (Series 1996) Weekly VRDNs (Health                900,000
                     Ventures, Inc. Project)/(SunTrust Bank, Nashville LOC)
           3,000,000 Maury County, TN HEFA, (Series 1996E) Weekly VRDNs (Southern         3,000,000
                     Healthcare Systems, Inc.)/ (Bank One, Texas N.A. LOC)
           1,000,000 McMinn County, TN IDB, Industrial Development Bonds (Series          1,000,000
                     1995) Weekly VRDNs (Creative Fabrication Corp.)/(NBD Bank,
                     Michigan LOC)
           1,525,000 Memphis, TN, Capital Outlay Notes, 5.00% BANs, 7/1/1998              1,536,791
           1,265,000 Metropolitan Government Nashville & Davidson County, TN HEFA,        1,265,000
                     (Series 1992) Weekly VRDNs (Belmont University
                     Project)/(Nationsbank of Tennessee LOC)
           1,000,000 Metropolitan Government Nashville & Davidson County, TN HEFA,        1,000,000
                     Revenue Bonds (Series 1985A), 3.65% TOBs (Vanderbilt
                     University), Optional Tender 1/15/1998
           1,500,000 Metropolitan Government Nashville & Davidson County, TN IDB,         1,500,000
                     (Series 1994) Weekly VRDNs (Shoney's Inn)/(First Union National
                     Bank, Charlotte, NC LOC)
           1,000,000 Metropolitan Government Nashville & Davidson County, TN,             1,000,000
                     (Series 1997), 3.80% Bonds, 5/15/1998

TENNESSEE MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                             VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 TENNESSEE--CONTINUED
 $           600,000 Metropolitan Nashville Tennessee AA, Airport Improvement         $     600,000
                     Revenue Bonds Refunding (Series 1995) Weekly VRDNs (FGIC
                     INS)/(Credit Local de France LIQ)
           2,000,000 Oak Ridge, TN IDB, Solid Waste Facility Bonds (Series 1996)          2,000,000
                     Weekly VRDNs (M4 Environmental L.P. Project)/(SunTrust Bank,
                     Atlanta LOC)
           2,000,000 Roane, TN IDB, (Series 1982) 3.75% (Fortafil Fibers, Inc.            2,000,000
                     Project)/(ABN AMRO Bank N.V., Amsterdam LOC), 11/15/1997
           1,000,000 Shelby County, TN Health Education & Housing Facilities Board,       1,000,000
                     Multifamily Housing Revenue Bonds (Series 1988) Weekly VRDNs
                     (Arbor Lake Project)/(PNC Bank, N.A. LOC)
           1,300,000 Sumter County, AL IDA, Capital Outlay Notes (Series 1997-O),         1,302,077
                     4.25% BANs, 6/30/1998
           1,500,000 Tennessee Housing Development Agency, Home Ownership Program         1,500,000
                     (Issue 1996 5-B), 3.85% TOBs, Mandatory Tender 8/20/1998
           1,000,000 Tennessee State, (Series A), 5.50% Bonds, 3/1/1998                   1,005,753
           1,000,000 Union City, TN IDB, (Series 1995) Weekly VRDNs (Kohler               1,000,000
                     Co.)/(Wachovia Bank of Georgia N.A., Atlanta LOC)
           1,800,000 Union County, TN IDB, (Series 1995) Weekly VRDNs (Cooper             1,800,000
                     Container Corporation Project)/ (SunTrust Bank, Nashville LOC)
                         TOTAL                                                           44,869,621
 PUERTO RICO--5.3%
           1,500,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory         1,500,000
                     Tender 12/11/1997
           1,000,000 Puerto Rico Industrial, Tourist, Education, Medical &                1,000,000
                     Environmental Control Finance Authority, (Series 1994A), 3.85%
                     CP (Inter American University of Puerto Rico)/(Banque Paribas,
                     Paris LOC), Mandatory Tender 12/12/1997
                         TOTAL                                                            2,500,000
                         TOTAL INVESTMENTS (AT AMORTIZED                               $ 47,369,621
                         COST)(B)

Securities that are subject to Alternative Minimum Tax represent 62.4% of the portfolio as calculated based upon total market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1 or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   100.00%       0.00%
(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($47,671,924) at October 31, 1997.

The following acronyms are used throughout this portfolio:

BANs --Bond Anticipation Notes
CP --Commercial Paper
FGIC --Financial Guaranty Insurance Company
HEFA --Health and Education Facilities Authority
IDA --Industrial Development Authority
IDB --Industrial Development Bond
INS --Insured
LIQ --Liquidity Agreement
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TENNESSEE MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                          $ 47,369,621
 Cash                                                                                       266,899
 Income receivable                                                                          234,137
 Receivable for shares sold                                                                  10,176
 Deferred organizational costs                                                               21,633
   Total assets                                                                          47,902,466
 LIABILITIES:
 Payable for shares redeemed                                             $ 128,301
 Income distribution payable                                                80,064
 Accrued expenses                                                           22,177
   Total liabilities                                                                        230,542
 Net Assets for 47,671,924 shares outstanding                                          $ 47,671,924
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $23,047,849 / 23,047,849 shares outstanding                                                  $1.00
 INSTITUTIONAL SERVICE SHARES:
 $24,624,075 / 24,624,075 shares outstanding                                                  $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TENNESSEE MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 1,660,434
 EXPENSES:
 Investment advisory fee                                                   $   221,951
 Administrative personnel and services fee                                     154,970
 Custodian fees                                                                  4,160
 Transfer and dividend disbursing agent fees and expenses                       37,757
 Directors'/Trustees' fees                                                       1,068
 Auditing fees                                                                   8,844
 Legal fees                                                                      5,494
 Portfolio accounting fees                                                      53,615
 Shareholder services fee--Institutional Shares                                 45,168
 Shareholder services fee--Institutional Service Shares                         65,858
 Share registration costs                                                       21,959
 Printing and postage                                                           21,939
 Insurance premiums                                                              2,991
 Miscellaneous                                                                   5,152
   Total expenses                                                              650,926
 Waivers and reimbursements--
   Waiver of investment advisory fee                         $ (221,951)
   Waiver of shareholder services fee--Institutional Shares     (45,168)
   Reimbursement of other operating expenses                   (160,854)
     Total waivers and reimbursements                                         (427,973)
       Net expenses                                                                         222,953
         Net investment income                                                          $ 1,437,481

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

TENNESSEE MUNICIPAL CASH TRUST

                                                                      YEAR ENDED      PERIOD ENDED
                                                                    OCTOBER 31,      OCTOBER 31,
                                                                       1997             1996*
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $    1,437,481   $       487,901
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                  (613,693)         (226,076)
   Institutional Service Shares                                          (823,788)         (261,825)
     Change in net assets resulting from distributions to              (1,437,481)         (487,901)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                         172,127,656       165,734,867
 Net asset value of shares issued to shareholders in payment of           603,094           209,339
 distributions declared
 Cost of shares redeemed                                              (172,706,532)    (118,296,500)
   Change in net assets resulting from share transactions                  24,218        47,647,706
     Change in net assets                                                  24,218        47,647,706
 NET ASSETS:
 Beginning of period                                                   47,647,706               ---
 End of period                                                     $   47,671,924   $    47,647,706

* For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPAL CASH TRUST

OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Tennessee Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Tennessee consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $47,671,924.

Transactions in shares were as follows:

                                                                           YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                         1997        1996(A)
 Shares sold                                                               87,914,045      34,644,791
 Shares issued to shareholders in payment of distributions declared             6,745           3,455
 Shares redeemed                                                          (82,696,744)    (16,824,443)
   Net change resulting from Institutional Share transactions               5,224,046      17,823,803

(a) For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

                                                                          YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SERVICE SHARES                                                1997         1996(A)
Shares sold                                                              84,213,611      131,090,076
Shares issued to shareholders in payment of distributions declared          596,349          205,884
Shares redeemed                                                         (90,009,788)    (101,472,057)
Net change resulting from Institutional Service Share transactions       (5,199,828)      29,823,903
Net change resulting from share transactions                                 24,218       47,647,706

(a) For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $104,135,000 and $105,235,000, respectively.

ORGANIZATIONAL EXPENSES

Organizational expenses of $24,645 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $2,328 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 81% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 13% of total investments.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (TENNESSEE MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Tennessee Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997 and the related statements of operations for the year then ended and changes in net assets and the financial highlights (see pages 2 and 11 of this prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tennessee Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, and the results of its operations for the year then ended, and changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997

[Graphic]

Tennessee Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Shares

PROSPECTUS
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

TENNESSEE MUNICIPAL CASH TRUST INSTITUTIONAL SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com

Cusip 314229642
G01682-01 (12/97)

[Graphic]


TENNESSEE MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS

The Institutional Service Shares of Tennessee Municipal Cash Trust (the "Fund") offered by this prospectus represent interests in a portfolio of Federated Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests primarily in short-term Tennessee municipal securities, including securities of states, territories, and possessions of the United States which are not issued by or on behalf of Tennessee, or its political subdivisions and financing authorities, but which provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO. BECAUSE THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE ADDITIONAL RISKS COMPARED TO A FULLY DIVERSIFIED MONEY MARKET FUND.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated December 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1997

TABLE OF CONTENTS

 Summary of Fund Expenses                                   1
 Financial Highlights-- Institutional Service Shares        2
 General Information                                              3
 Investment Information                                     3
 Investment Objective                                             3
 Investment Policies                                              3
 Tennessee Municipal Securities                             5
 Investment Risks                                                 5
 Investment Limitations                                           5
 Hub and Spoke Registered Trademark Option            6
 Fund Information                                                 6
 Management of the Fund                                     6
 Distribution of Institutional Service Shares               7
 Administration of the Fund                                 7
 Net Asset Value                                                  7
 How to Purchase Shares                                     7
 Purchasing Shares Through a Financial Institution    8
 Purchasing Shares by Wire                                  8
 Purchasing Shares by Check                                 8
 Special Purchase Features                                  8
 How to Redeem Shares                                       8
 Redeeming Shares Through a Financial Institution     8
 Redeeming Shares by Telephone                              8
 Redeeming Shares by Mail                                   9
 Special Redemption Features                                9
 Account and Share Information                              9
 Dividends                                                        9
 Capital Gains                                                    9
 Confirmations and Account Statements                       9
 Accounts with Low Balances                           10
 Voting Rights                                              10
 Tax Information                                            10
 Federal Income Tax                                         10
 State and Local Taxes                                      10
 Other Classes of Shares                                    11
 Performance Information                              11
 Financial Highlights--Institutional Shares           12
 Financial Statements                                       13
 Report of Independent Public Accountants             22


SUMMARY OF FUND EXPENSES

                                 INSTITUTIONAL SERVICE SHARES
                               SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                  None
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)       None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
 proceeds, as applicable)                                                                                         None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None
 Exchange Fee                                                                                                     None
                                  ANNUAL OPERATING EXPENSES
                          (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                                           0.00%
 12b-1 Fee                                                                                                        None
 Total Other Expenses (after expense reimbursement)                                                   0.60%
    Shareholder Services Fee                                                                                0.25%
 Total Operating Expenses(2)                                                                                0.60%

(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.50%.

(2) The total operating expenses would have been 1.46% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

 EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

 1 Year                                                                                         $6
 3 Years                                                                                        $19
 5 Years                                                                                        $33
 10 Years                                                                                      $75

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.

                                                                                                YEAR ENDED
                                                                                                OCTOBER 31,
                                                                                                      1997              1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 1.00               $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                     0.03            0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                                                 (0.03)                (0.01)
 NET ASSET VALUE, END OF PERIOD                                                      $ 1.00               $ 1.00
 TOTAL RETURN(B)                                                                              3.21%          1.48%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                                         0.60%          0.39%*
   Net investment income                                                                      3.13%         3.26%*
   Expense waiver/reimbursement(c)                                                            0.86%         1.33%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                                      $24,624           $29,824

* Computed on an annualized basis.

(a) Reflects operations for the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 1, 1989. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established two classes of shares known as Institutional Service Shares and Institu-tional Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions acting in an agency capacity as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term Tennessee municipal securities. The Fund may not be a suitable investment for retirement plans or for non-Tennessee taxpayers because it invests in municipal securities of that state. A minimum initial investment of $10,000 over a 90-day period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in debt obligations issued by or on behalf of Tennessee and its political subdivisions and financing authorities, and obligations of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the personal income taxes imposed by the State of Tennessee ("Tennessee Municipal Securities"). Examples of Tennessee Municipal Securities include, but are not limited to:

   * tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
   * bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;
   * municipal commercial paper and other short-term notes;
   * variable rate demand notes;
   * municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and
   * participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES

Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS

The Fund may purchase interests in Tennessee Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests, or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Tennessee Municipal Securities.

MUNICIPAL LEASES

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT

Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price. The Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks.

DEMAND FEATURES

The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not invest more than 10% of its net assets in restricted securities except for certain restricted securities that meet the criteria for liquidity established by the Trustees. As a matter of non-fundamental investment policy, the Fund will limit investments in illiquid securities, including illiquid restricted securities, to 10% of its net assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

TEMPORARY INVESTMENTS

From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other depository institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements (arrangements in which the organization selling the Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed-upon time and price).

Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Tennessee Municipal Securities is subject to the federal alternative minimum tax.

TENNESSEE MUNICIPAL SECURITIES

Tennessee Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Tennessee Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Tennessee Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on Tennessee Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Tennessee Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Tennessee Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Tennessee Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Tennessee Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Tennessee Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. Due to these risk considerations, the Fund's concentration in Tennessee Municipal Securities may entail a greater level of risk than other types of money market funds.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of its total assets to secure such borrowings. These investment limitations cannot be changed without shareholder approval.

HUB AND SPOKE Registered Trademark OPTION

If the Trustees determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days notice prior to any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational, and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

 MAXIMUM           AVERAGE AGGREGATE
   FEE              DAILY NET ASSETS
 0.150%         on the first $250 million
 0.125%         on the next $250 million
 0.100%         on the next $250 million
 0.075%   on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 1:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below, either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Fund, with a minimum initial investment of $10,000 or more over a 90-day period. Financial institutions may impose different minimum investment requirements on their customers.

In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before shares can be purchased.

PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when the Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Tennessee Municipal Cash Trust -- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK

Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Tennessee Municipal Cash Trust -- Institutional Service Shares. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM

A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Fund to participate in this program.

HOW TO REDEEM SHARES

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION

Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE

Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend, for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares by Mail" should be considered. If at any time the Fund determines it necessary to terminate or modify the telephone redemption privilege, shareholders will be promptly notified.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

CHECK WRITING

Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, N.A., the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, N.A. or the Fund to redeem shares, and a check may not be written to close an account.

DEBIT CARD

Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.

SYSTEMATIC WITHDRAWAL PROGRAM

If a shareholder's account has a value of at least $10,000, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank, savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the Fund.

ACCOUNT AND SHARE INFORMATION

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS

Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights; except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of November 24, 1997, Reep & Co., Pioneer Bank, Chattanooga, Tennessee, owned 37.16% of the voting securities of the Institutional Shares of the Fund, and Trust Co. of Knoxville, Knoxville, Tennessee, owned 28.33% of the voting securities of the Institutional Shares of the Fund. Therefore, they may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than Tennessee. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

TENNESSEE TAXES

Under existing Tennessee law, distributions made by the Fund will not be subject to Tennessee personal income taxes to the extent that such distributions qualify as "exempt-interest dividends" under the Internal Revenue Code, and represent (i) interest on obligations of the state of Tennessee or its political subdivisions; or (ii) interest on certain obligations of the United States, or any agency or instrumentality thereof. To the extent that distributions by the Fund are derived from distributions on other types of obligations, such distributions will be subject to Tennessee personal income taxes.

Distributions made by the Fund will be subject to the excise taxes imposed on corporations.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares. Institutional Shares are sold at net asset value primarily to financial institutions acting in a fiduciary capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Both classes are subject to certain of the same expenses.

Institutional Shares are distributed with no 12b-1 Plan, but are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its yield, effective yield, tax-equivalent yield, and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Fund's tax-exempt yield, assuming a specific tax rate.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page
22.

                                                                                                YEAR ENDED
                                                                                                OCTOBER 31,
                                                                                                      1997          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 1.00      $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                                  0.03        0.01
 LESS DISTRIBUTIONS
   Distributions from net investment income                                               (0.03)      (0.01)
 NET ASSET VALUE, END OF PERIOD                                                     $ 1.00      $ 1.00
 TOTAL RETURN(B)                                                                          3.47%       1.59%
 RATIOS TO AVERAGE NET ASSETS
   Expenses                                                                                     0.35%      0.10%*
   Net investment income                                                                  3.40%      3.57%*
   Expense waiver/reimbursement(c)                                                        1.11%      1.62%*
 SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)                                                $23,048     $17,824

* Computed on an annualized basis.

(a) Reflects operations for the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

PORTFOLIO OF INVESTMENTS

TENNESSEE MUNICIPAL CASH TRUST

OCTOBER 31, 1997

     PRINCIPAL
       AMOUNT                                                                                               VALUE

 (A)SHORT-TERM MUNICIPALS--99.4%
 TENNESSEE--94.1%
 $           980,000 Benton County TN IDB, (Series 1996) Weekly VRDNs (Jones Plastic      $     980,000
                     and Engineering Corp.)/ (National City Bank, Kentucky LOC)
           1,700,000 Chattanooga, TN HEFA Weekly VRDNs (Sisken Hospital)/(Sumitomo     1,700,000
                     Bank Ltd., Osaka LOC)
           2,550,000 Chattanooga, TN IDB, Revenue Bonds (Series 1997) Weekly VRDNs       2,550,000
                     (TB Wood's Inc. Project)/ (PNC Bank, N.A. LOC)
           1,500,000 Collierville, TN IDB, Industrial Development Revenue Bonds                     1,500,000
                     (Series 1994) Weekly VRDNs (Ardco, Inc.)/(Harris Trust &
                     Savings Bank, Chicago LOC)
           2,000,000 Dickson County, TN IDB, (Series 1996) Weekly VRDNs (Tennessee        2,000,000
                     Bun Company, LLC Project)/ (PNC Bank, Ohio, N.A. LOC)
           1,750,000 Greenfield, TN IDB, (Series 1995) Weekly VRDNs (Plastic                        1,750,000
                     Products Co. Project)/(Norwest Bank Minnesota, Minneapolis LOC)
           1,500,000 Hamilton County, TN IDB, (Series 1987) Weekly VRDNs (Seaboard        1,500,000
                     Farms Project)/(SunTrust Bank, Atlanta LOC)
           3,900,000 Hawkins County, TN IDB, (Series 1995) Weekly VRDNs (Sekisui Ta       3,900,000
                     Industries, Inc. Project)/ (Bank of Tokyo-Mitsubishi Ltd. LOC)
           2,900,000 Hendersonville, TN IDB, (Series 1996) Weekly VRDNs (Betty                      2,900,000
                     Machine Co. Project)/(First Union National Bank, Charlotte, NC
                     LOC)
           1,800,000 Jackson, TN IDB, Solid Waste Facility Bonds (Series 1995)                      1,800,000
                     Weekly VRDNs (Florida Steel Corp.)/(Nationsbank, N.A.,
                     Charlotte LOC)
             880,000 Jackson, TN, Electric System Revenue Refunding and Improvement            880,000
                     Bonds (Series 1997), 3.70% Bonds (MBIA INS), 2/1/1998
             900,000 Knox County, TN IDB, (Series 1996) Weekly VRDNs (Health                    900,000
                     Ventures, Inc. Project)/(SunTrust Bank, Nashville LOC)
           3,000,000 Maury County, TN HEFA, (Series 1996E) Weekly VRDNs (Southern     3,000,000
                     Healthcare Systems, Inc.)/ (Bank One, Texas N.A. LOC)
           1,000,000 McMinn County, TN IDB, Industrial Development Bonds (Series           1,000,000
                     1995) Weekly VRDNs (Creative Fabrication Corp.)/(NBD Bank,
                     Michigan LOC)
           1,525,000 Memphis, TN, Capital Outlay Notes, 5.00% BANs, 7/1/1998                       1,536,791
           1,265,000 Metropolitan Government Nashville & Davidson County, TN HEFA,      1,265,000
                     (Series 1992) Weekly VRDNs (Belmont University
                     Project)/(Nationsbank of Tennessee LOC)
           1,000,000 Metropolitan Government Nashville & Davidson County, TN HEFA,      1,000,000
                     Revenue Bonds (Series 1985A), 3.65% TOBs (Vanderbilt
                     University), Optional Tender 1/15/1998
           1,500,000 Metropolitan Government Nashville & Davidson County, TN IDB,         1,500,000
                     (Series 1994) Weekly VRDNs (Shoney's Inn)/(First Union National
                     Bank, Charlotte, NC LOC)
           1,000,000 Metropolitan Government Nashville & Davidson County, TN,                 1,000,000
                     (Series 1997), 3.80% Bonds, 5/15/1998

TENNESSEE MUNICIPAL CASH TRUST

     PRINCIPAL
       AMOUNT                                                                                               VALUE

 (A)SHORT-TERM MUNICIPALS--CONTINUED
 TENNESSEE--CONTINUED
 $           600,000 Metropolitan Nashville Tennessee AA, Airport Improvement         $       600,000
                     Revenue Bonds Refunding (Series 1995) Weekly VRDNs (FGIC
                     INS)/(Credit Local de France LIQ)
           2,000,000 Oak Ridge, TN IDB, Solid Waste Facility Bonds (Series 1996)                2,000,000
                     Weekly VRDNs (M4 Environmental L.P. Project)/(SunTrust Bank,
                     Atlanta LOC)
           2,000,000 Roane, TN IDB, (Series 1982) 3.75% (Fortafil Fibers, Inc.                  2,000,000
                     Project)/(ABN AMRO Bank N.V., Amsterdam LOC), 11/15/97
           1,000,000 Shelby County, TN Health Education & Housing Facilities Board,       1,000,000
                     Multifamily Housing Revenue Bonds (Series 1988) Weekly VRDNs
                     (Arbor Lake Project)/(PNC Bank, N.A. LOC)
           1,300,000 Sumter County, AL IDA, Capital Outlay Notes (Series 1997-O),         1,302,077
                     4.25% BANs, 6/30/1998
           1,500,000 Tennessee Housing Development Agency, Home Ownership Program 1,500,000
                     (Issue 1996 5-B), 3.85% TOBs, Mandatory Tender 8/20/1998
           1,000,000 Tennessee State, (Series A), 5.50% Bonds, 3/1/1998                         1,005,753
           1,000,000 Union City, TN IDB, (Series 1995) Weekly VRDNs (Kohler                     1,000,000
                     Co.)/(Wachovia Bank of Georgia N.A., Atlanta LOC)
           1,800,000 Union County, TN IDB, (Series 1995) Weekly VRDNs (Cooper            1,800,000
                     Container Corporation Project)/ (SunTrust Bank, Nashville LOC)
                          TOTAL                                                                              44,869,621
 PUERTO RICO--5.3%
           1,500,000 Puerto Rico Government Development Bank, 3.70% CP, Mandatory      1,500,000
                     Tender 12/11/1997
           1,000,000 Puerto Rico Industrial, Tourist, Education, Medical &                        1,000,000
                     Environmental Control Finance Authority, (Series 1994A), 3.85%
                     CP (Inter American University of Puerto Rico)/(Banque Paribas,
                     Paris LOC), Mandatory Tender 12/12/1997
                          TOTAL                                                                               2,500,000
                          TOTAL INVESTMENTS (AT AMORTIZED                                     $ 47,369,621
                          COST)(B)

Securities that are subject to Alternative Minimum Tax represent 62.4% of the portfolio as calculated based upon total market value.

(a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Ratings Group, MIG-1 or MIG-2 by Moody's Investors Service, Inc., or F-1+, F-1 and F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

At October 31, 1997, the portfolio securities were rated as follows:

Tier Rating Percentage Based on Total Market Value (Unaudited)

 FIRST TIER    SECOND TIER
   100.00%       0.00%

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($47,671,924) at October 31, 1997.

The following acronyms are used throughout this portfolio:

BANs --Bond Anticipation Notes
CP --Commercial Paper
FGIC --Financial Guaranty Insurance Company
HEFA --Health and Education Facilities Authority
IDA --Industrial Development Authority
IDB --Industrial Development Bond
INS --Insured
LIQ --Liquidity Agreement
LOC --Letter of Credit
MBIA --Municipal Bond Investors Assurance
TOBs --Tender Option Bonds
VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

TENNESSEE MUNICIPAL CASH TRUST

OCTOBER 31, 1997

 ASSETS:
 Total investments in securities, at amortized cost and value                                   $   47,369,621
 Cash                                                                                                                 266,899
 Income receivable                                                                                                   234,137
 Receivable for shares sold                                                                                            10,176
 Deferred organizational costs                                                                                   21,633
   Total assets                                                                                                        47,902,466
 LIABILITIES:
 Payable for shares redeemed                                                        $  128,301
 Income distribution payable                                                              80,064
 Accrued expenses                                                                         22,177
   Total liabilities                                                                                                  230,542
 Net Assets for 47,671,924 shares outstanding                                                           $ 47,671,924
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 INSTITUTIONAL SHARES:
 $23,047,849 / 23,047,849 shares outstanding                                                                $1.00
 INSTITUTIONAL SERVICE SHARES:
 $24,624,075 / 24,624,075 shares outstanding                                                                $1.00

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

TENNESSEE MUNICIPAL CASH TRUST

YEAR ENDED OCTOBER 31, 1997

 INVESTMENT INCOME:
 Interest                                                                                                   $ 1,660,434
 EXPENSES:
 Investment advisory fee                                                      $   221,951
 Administrative personnel and services fee                                   154,970
 Custodian fees                                                                              4,160
 Transfer and dividend disbursing agent fees and expenses             37,757
 Directors'/Trustees' fees                                                                   1,068
 Auditing fees                                                                               8,844
 Legal fees                                                                                  5,494
 Portfolio accounting fees                                                                 53,615
 Shareholder services fee--Institutional Shares                                45,168
 Shareholder services fee--Institutional Service Shares                    65,858
 Share registration costs                                                                  21,959
 Printing and postage                                                                      21,939
 Insurance premiums                                                                          2,991
 Miscellaneous                                                                               5,152
   Total expenses                                                                        650,926
 Waivers and reimbursements--
   Waiver of investment advisory fee                              $ (221,951)
   Waiver of shareholder services fee--Institutional Shares                 (45,168)
   Reimbursement of other operating expenses                            (160,854)
     Total waivers and reimbursements                                        (427,973)
       Net expenses                                                                         222,953
         Net investment income                                                  $ 1,437,481

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

TENNESSEE MUNICIPAL CASH TRUST

                                                                              YEAR ENDED      PERIOD ENDED
                                                                              OCTOBER 31,      OCTOBER 31,
                                                                                          1997             1996*
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                              $    1,437,481   $       487,901
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
   Institutional Shares                                                             (613,693)         (226,076)
   Institutional Service Shares                                                     (823,788)         (261,825)
     Change in net assets resulting from distributions to               (1,437,481)         (487,901)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                 172,127,656       165,734,867
 Net asset value of shares issued to shareholders in payment of               603,094           209,339
 distributions declared
 Cost of shares redeemed                                                      (172,706,532)    (118,296,500)
   Change in net assets resulting from share transactions                     24,218        47,647,706
     Change in net assets                                                           24,218        47,647,706
 NET ASSETS:
 Beginning of period                                                          47,647,706               ---
 End of period                                                                      $   47,671,924   $    47,647,706

* For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPAL CASH TRUST


OCTOBER 31, 1997

ORGANIZATION

Federated Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of sixteen portfolios. The financial statements included herein are only those of Tennessee Municipal Cash Trust (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is current income exempt from federal regular income tax and the personal income tax imposed by the State of Tennessee consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1997, capital paid-in aggregated $47,671,924.

Transactions in shares were as follows:

                                                                                          YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SHARES                                                                     1997        1996(A)
 Shares sold                                                                            87,914,045      34,644,791
 Shares issued to shareholders in payment of distributions declared                     6,745              3,455
 Shares redeemed                                                                        (82,696,744)   (16,824,443)
   Net change resulting from Institutional Share transactions                        5,224,046      17,823,803

(a) For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

                                                                                          YEAR ENDED OCTOBER 31,
 INSTITUTIONAL SERVICE SHARES                                                 1997         1996(A)
Shares sold                                                                                   84,213,611      131,090,076
Shares issued to shareholders in payment of distributions declared                596,349              205,884
Shares redeemed                                                                        (90,009,788)    (101,472,057)
Net change resulting from Institutional Service Share transactions             (5,199,828)       29,823,903
Net change resulting from share transactions                                                    24,218        47,647,706


(a) For the period from May 22, 1996 (date of initial public investment) to October 31, 1996.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended October 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $104,135,000 and $105,235,000, respectively.

ORGANIZATIONAL EXPENSES

Organizational expenses of $24,645 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1997, the Fund expensed $2,328 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1997, 81% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 13% of total investments.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED MUNICIPAL TRUST (TENNESSEE MUNICIPAL CASH TRUST):

We have audited the accompanying statement of assets and liabilities of Tennessee Municipal Cash Trust (an investment portfolio of Federated Municipal Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1997 and the related statements of operations for the year then ended and changes in net assets and the financial highlights (see pages 2 and 12 of this prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tennessee Municipal Cash Trust (an investment portfolio of Federated Municipal Trust) as of October 31, 1997, and the results of its operations for the year then ended, and changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
December 2, 1997


[Graphic]

Tennessee Municipal Cash Trust

(A Portfolio of Federated Municipal Trust)

Institutional Service Shares

PROSPECTUS
DECEMBER 31, 1997

A Portfolio of Federated Municipal Trust, an Open-End Management Investment Company

TENNESSEE MUNICIPAL CASH TRUST
Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


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Federated Investors
Federated Securities Corp., Distributor
1-800-245-7400
www.federatedinvestors.com

Cusip 314229634
G01682-02 (12/97)

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TENNESSEE MUNICIPAL CASH TRUST

(A PORTFOLIO OF FEDERATED MUNICIPAL TRUST)

INSTITUTIONAL SERVICE SHARES

INSTITUTIONAL SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectuses of Tennessee Municipal Cash Trust (the "Fund"), a portfolio of Federated Municipal Trust (the "Trust") dated December 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

TENNESSEE MUNICIPAL CASH TRUST
FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000

Statement dated December 31, 1997


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Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 314229634
Cusip 314229642
G01682-03(12/97)

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TABLE OF CONTENTS

 INVESTMENT POLICIES                                   1
 Acceptable Investments                                1
 Participation Interests                               1
 Municipal Leases                                      1
 Ratings                                               1
 When-Issued and Delayed Delivery Transactions         1
 Repurchase Agreements                                 2
 Reverse Repurchase Agreements                         2
 Credit Enhancement                                    2
 Investing in Securities of Other Investment Companies 2
 TENNESSEE INVESTMENT RISKS                            2
 INVESTMENT LIMITATIONS                                3
 Selling Short and Buying on Margin                    3
 Issuing Senior Securities and Borrowing Money         3
 Pledging Assets                                       3
 Lending Cash or Securities                            3
 Investing in Commodities                              3
 Investing in Restricted Securities                    3
 Investing in Real Estate                              3
 Underwriting                                          3
 Concentration of Investments                          4
 Investing in Illiquid Securities                      4
 Investing for Control                                 4
 Investing in Options                                  4
 Regulatory Compliance                                 4
 FEDERATED MUNICIPAL TRUST MANAGEMENT                  5
 Share Ownership                                       8
 Trustee Compensation                                  9
 Trustee Liability                                     9
 INVESTMENT ADVISORY SERVICES                         10
 Investment Adviser                                   10
 Advisory Fees                                        10
 BROKERAGE TRANSACTIONS                               10
 OTHER SERVICES                                       10
 Fund Administration                                  10
 Custodian and Portfolio Accountant                   11
 Transfer Agent                                       11
 Independent Public Accountants                       11
 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES           11
 DETERMINING NET ASSET VALUE                          11
 REDEMPTION IN KIND                                   12
 MASSACHUSETTS PARTNERSHIP LAW                        12
 THE FUND'S TAX STATUS                                12
 PERFORMANCE INFORMATION                              12
 Yield                                                12
 Effective Yield                                      13
 Tax-Equivalent Yield                                 13
 Tax-Equivalent Table                                 13
 Total Return                                         13
 Performance Comparisons                              14
 Economic and Market Information                      14
 ABOUT FEDERATED INVESTORS                            14
 Mutual Fund Market                                   15
 Institutional Clients                                15
 Bank Marketing                                       15
 Broker/Dealers and Bank Broker/Dealer Subsidiaries   15

INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.

PARTICIPATION INTERESTS

The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.

MUNICIPAL LEASES

The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

RATINGS

The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group ("S&P"), MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1+, F-1, or F-2 by Fitch Investors Service, Inc. ("Fitch") are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest-rating categories. See "Regulatory Compliance."

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed-upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

CREDIT ENHANCEMENT

The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed, or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.

The Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

TENNESSEE INVESTMENT RISKS

The overall credit quality of Tennessee reflects its diversified and growing economy, historically balanced financial operations, and conservative debt management. Manufacturing has been and continues to be a key sector. However, the composition of the sector is changing as employment in the traditional mainstays--textiles and apparel--has declined while employment in transportation equipment and wood products has increased.

Tennessee's economy outpaced the nation's between 1992 and 1996. During this period, total employment in Tennessee increased at an average annual rate of 3.1%, compared to the national average annual rate of 2.4%. Unemployment in Tennessee dropped from 6.4% to 4.8%. Per capita income in Tennessee has increased faster than the U.S. average since 1991. Since 1996, growth has lagged behind the national averages.

Economic growth between 1992 and 1996 allowed total revenues to grow faster than total expenditures. However, as the economic growth has moderated, the State has curtailed spending in order to balance financial operations and maintain acceptable financial reserves.

Tennessee's debt, relative to its population and income, compares very favorably to national averages. The State is an infrequent borrower. Almost 70% of tax-supported debt is scheduled to be retired within ten years. The amount of tax-supported debt the state can incur is subject to limits based on receipts from designated taxes.

Tennessee's general obligation debt is rated AAA by Fitch and Moody's and AA+ by Standard & Poor's.

The Fund's concentration in securities issued by the State and its political subdivisions provide a greater level of risk than a fund which is diversified across a number of states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state, its counties, and its municipalities.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental, except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives):

SELLING SHORT AND BUYING ON MARGIN

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued Tennessee municipal securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies, and limitations or the Trust's Declaration of Trust.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

INVESTING IN RESTRICTED SECURITIES

The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

INVESTING IN REAL ESTATE

The Fund will not purchase or sell real estate, or real estate limited partnerships, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

CONCENTRATION OF INVESTMENTS

The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "investment securities" under the Investment Company Act of 1940, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days notice.


INVESTING FOR CONTROL

The Fund will not invest in securities of a company for the purpose of exercising control or management.

INVESTING IN OPTIONS

The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

The Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

FEDERATED MUNICIPAL TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Municipal Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.

SHARE OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund.

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of the Tennessee Municipal Cash
Trust: Reep & Co., Pioneer Bank, Chattanooga, Tennessee, owned approximately 8,348,220 shares (37.16%); Trust Co. of Knoxville, Knoxville, Tennessee, owned approximately 6,364,614 shares (28.33%); Sharp Market & Company, Home Federal Bank FSB, Knoxville, Tennessee, owned approximately 4,518,400 shares (20.11%); Chase Manhattan Bank, Brooklyn, New York, owned approximately 1,221,508 shares (5.44%); and David & Co., Calvary Banking, Murfreeboro, Tennessee, owned approximately 1,148,950 shares (5.11%).

As of November 24, 1997, the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Tennessee Municipal Cash Trust: Okeena & Co., First Citizens National Bank, Dyersburg, Tennessee, owned approximately 4,123,438 shares (17.15%); BHC Securities, Inc., Philadelphia, Pennsylvania, owned approximately 2,849,232 shares (11.85%); Derril and Margaret Reeves, Brentwood, Tennessee, owned approximately 2,568,022 shares (10.68%); Joseph C. and Sandra H. Hutts, Brentwood, Tennessee, owned approximately 1,846,760 shares (7.67%); Richard
D. Wright, Brentwood, Tennessee, owned approximately 1,448,543 shares (6.02%); and Commercial Bank & Trust, Paris, Tennessee, owned approximately 1,218,470 shares (5.07%).

TRUSTEE COMPENSATION


                          AGGREGATE
 NAME,                    COMPENSATION
 POSITION WITH            FROM         TOTAL COMPENSATION PAID
 TRUST                    TRUST*#      FROM FUND COMPLEX+
 John F. Donahue          $0           $0 for the Trust and
 Chairman and Trustee                  56 other investment companies in the
                                       Fund Complex
 Thomas G. Bigley         $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 John T. Conroy, Jr.      $4,443       $119,615 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 William J. Copeland      $4,443       $119,615 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Glen R. Johnson          $0           $0 for the Trust and President and
 Trustee                               8 other investment companies in the
                                       Fund Complex
 James E. Dowd            $4,443       $119,615 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Lawrence D. Ellis, M.D.  $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Edward L. Flaherty, Jr.  $4,443       $119,615 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Peter E. Madden          $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 John E. Murray, Jr.      $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Wesley W. Posvar         $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex
 Marjorie P. Smuts        $4,038       $108,725 for the Trust and
 Trustee                               56 other investment companies in the
                                       Fund Complex


* Information is furnished for the fiscal year ended October 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of 16 portfolios.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended October 31, 1997, and for period from May 22, 1996, (date of initial public investment) through October 31, 1996, the adviser earned $221,951 and $71,830, respectively, of which $221,951 and $71,830, respectively, were waived.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year ended October 31, 1997, and for the period from May 22, 1996 (date of initial public investment) through October 31, 1996, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

OTHER SERVICES

FUND ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended October 31, 1997, and for the period from May 22, 1996, (date of initial public investment) through October 31, 1996, the Administrators earned $154,970 and $71,571, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, PA.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

With respect to Institutional Service Shares, the Fund has adopted a Distribution Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. Additionally, the Fund has adopted a Shareholder Services Agreement with respect to Institutional Shares and Institutional Service Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended October 31, 1997, no payments were made pursuant to the Plan for Institutional Service Shares. In addition, for the fiscal year ended October 31, 1997, the Fund paid shareholder service fees in the amounts of $45,168 for Institutional Shares, none of which was paid to financial institutions, and $65,858 for Institutional Service Shares, all of which was paid to financial institutions.

DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.

PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.

YIELD

The yield is calculated based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

For the seven-day period ended October 31, 1997, the yield for Institutional Shares and Institutional Service Shares were 3.46% and 3.21%, respectively.

EFFECTIVE YIELD

The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.

For the seven-day period ended October 31, 1997, the effective yield for Institutional Shares and Institutional Service Shares were 3.52% and 3.26%, respectively.

TAX-EQUIVALENT YIELD

The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 45.60% tax rate (the maximum combined effective federal and state rates for individuals) and assuming that the income is 100% tax exempt.

For the seven-day period ended October 31, 1997, the tax-equivalent yield for Institutional Shares and Institutional Service Shares were 6.36% and 5.90%, respectively.


TAX-EQUIVALENCY TABLE

A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.


                    TAXABLE YIELD EQUIVALENT FOR 1997
                          STATE OF TENNESSEE
 FEDERAL INCOME TAX
 BRACKET:            15.00%      28.00%     31.00%    36.00%      39.60%
 COMBINED FEDERAL
 AND STATE:          21.00%      34.00%     37.00%    42.00%      45.60%
 JOINT               $1-         $41,201-   $99,601-  $151,751-   OVER
 RETURN              41,200      99,600     151,750   271,050     $271,050
 SINGLE              $1-         $24,651-   $59,751-  $124,651-   OVER
 RETURN              24,650      59,750     124,650   271,050     $271,050


 TAX-EXEMPT YIELD                 TAXABLE YIELD EQUIVALENT
 1.50%               1.90%       2.27%      2.38%     2.59%       2.76%
 2.00%               2.53%       3.03%      3.17%     3.45%       3.68%
 2.50%               3.16%       3.79%      3.97%     4.31%       4.60%
 3.00%               3.80%       4.55%      4.76%     5.17%       5.51%
 3.50%               4.43%       5.30%      5.56%     6.03%       6.43%
 4.00%               5.06%       6.06%      6.35%     6.90%       7.35%
 4.50%               5.70%       6.82%      7.14%     7.76%       8.27%
 5.00%               6.33%       7.58%      7.94%     8.62%       9.19%
 5.50%               6.96%       8.33%      8.73%     9.48%      10.11%
 6.00%               7.59%       9.09%      9.52%    10.34%      11.03%


Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.

TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

For the one-year period ended October 31, 1997, and for the period from May 22, 1996 (date of initial public investment) through October 31, 1996, the average annual total returns were 3.47% and 3.51%, respectively, for Institutional Shares, and were 3.21% and 3.26%, respectively, for Institutional Service Shares.

PERFORMANCE COMPARISONS

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   * Lipper Analytical Services, Inc., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
   * IBC/Donoghue's Money Fund Report publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
   * Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by portfolio managers and their views and analysis on how such developments could affect the funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated Investors managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime, and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high-yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

APPENDIX

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATINGS

A Standard & Poor's Ratings Group (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-l+, AA/A-I+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

COMMERCIAL PAPER (CP) RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

LONG-TERM DEBT RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rate "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM MUNICIPAL OBLIGATION RATINGS

Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG) (see below). The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VARIABLE RATE DEMAND NOTES (VRDNS) AND TENDER OPTION BONDS (TOBS) RATINGS

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

COMMERCIAL PAPER (CP) RATINGS

P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

LONG-TERM DEBT RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AAA" by S&P or "Aaa" by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated "AA" by S&P or "Aa" by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated "A" by S&P or Moody's.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.



PART C.    OTHER INFORMATION.
Item 24.    Financial Statements and Exhibits:
            (a)   Financial Statements: (1-16) Filed in Part A.
            (b)   Exhibits:
(1) Conformed Copy of Declaration of Trust of the Registrant (Amendment No. 1 does not exist)(31);
     (i)    Conformed copy of Amendment No. 2 dated March 16, 1990 (31);
     (ii)   Conformed copy of Amendment No. 3 dated August 1, 1990 (31);
     (iii) Conformed copy of Amendment No. 4, dated September 1, 1989, to the Declaration of Trust (7);
     (iv)   Conformed copy of Amendment No. 5 dated December 12, 1990 (31);
     (v)    Conformed copy of Amendment No. 6 dated March 21, 1991 (31);
     (vi)   Conformed copy of Amendment No. 7. dated August 26, 1991 (31);
     (vii)  Conformed copy of Amendment No. 8 dated February 13, 1992 (31);
     (viii) Conformed copy of Amendment No. 9 dated November 9, 1992 (31);
     (ix) Conformed copy of Amendment No. 10, dated November 18, 1992, to the Declaration of Trust (12);
     (x)    Conformed copy of Amendment No. 11 dated May 24, 1993 (31);
     (xi) Conformed copy of Amendment No. 12, dated Nov. 22, 1993, to the Declaration of Trust (17);
     (xii) Conformed copy of Amendment No. 13, dated February 24, 1994, to the Declaration of Trust (17);
     (xiii) Conformed copy of Amendment No. 14, dated August 25, 1994 (20);
     (xiv)  Conformed copy of Amendment No. 15 dated August 25, 1994 (31);
     (xv)   Conformed copy of Amendment No. 16 dated May 18, 1995 (31);
___
+ All exhibits have been filed electronically.

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No.6 on Form N-1A filed on November 6, 1990 (File Nos. 33-31259 and 811-5911).

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 14 on Form N-1A filed on December 23, 1992 (File Nos. 33-31259 and 811-5911).

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994 (File Nos. 33-31259 and 811-5911).

20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994 (File Nos. 33-31259 and 811-5911)

31. Response is incorporated by reference to Registrants Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)

      (xvi)  Conformed copy of Amendment No. 17 dated November 14, 1995 (28);
       (xvi)  Conformed copy of Amendment No. 17 dated November 14, 1995 (28);
       (xvii)Conformed copy of Amendment No. 18 dated February 29, 1996 (31);
 (2)   Copy of By-Laws of the Registrant (7);
 (3)   Not applicable;
 (4)   (i)   Copy of Specimen Certificates for Shares of Beneficial Interest of
       Alabama Municipal Cash Trust, Minnesota Municipal
       Cash Trust (Cash Series Shares and Institutional Shares), Pennsylvania Municipal Cash Trust (Cash Series Shares and
       Institutional Service Shares), Virginia Municipal Cash Trust (Institutional Service Shares and Institutional Shares), North
       Carolina Municipal Cash Trust, Ohio Municipal Cash Trust (Cash II Shares and Institutional Shares), Massachusetts Municipal
       Cash Trust (Institutional Service Shares and BayFunds Shares), and New Jersey Municipal Cash Trust (Institutional Shares and
       Institutional Service Shares) (16);
 (ii)   Copy of Specimen Certificate for Maryland Municipal Cash Trust (17);
 (iii)  Copy of Specimen Certificate for Florida Municipal Cash Trust (20)
 (iv)   Copy of Specimen Certificate for Michigan Municipal Cash Trust (24);
 (v) Copy of Specimen Certificate for Pennsylvania Municipal Cash Trust-Institutional Shares (25);
 (vi)   Copy of Specimen Certificate for Georgia Municipal Cash Trust (26);
________________
+ All exhibits have been filed electronically.

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No.6 on Form N-1A filed on November 6, 1990 (File Nos. 33-31259 and 811-5911).

16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993 (File Nos. 33-31259 and 811-5911).

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994 (File Nos. 33-31251 and 811-5911).

20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994 (File Nos. 33-31251 and 811-5911)

24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 34 on Form N-1A filed on April 13, 1995 (File Nos. 33-31251 and 811-5911).

25. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed on May 19, 1995 (File Nos. 33-31251 and 811-5911)

26. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 36 on Form N-1A filed on May 31, 1995 (File Nos. 33-31251 and 811-5911)

28. Response is incorporated by reference to Registrants Post- Effective Amendment No. 39 on Form N-1A filed on December 22, 1995 (File Nos. 33-31259 and 811-5911)

31. Response is incorporated by reference to Registrants Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)

     (vii) Copy of Specimen Certificates for Tennessee Municipal Cash Trust (Institutional Shares and Institutional Service
            Shares)(30);
     (viii) Copy of Specimen Certificates for Pennsylvania Municipal Cash Trust and Connecticut Municipal Cash Trust (2);
     (ix) Copy of Specimen Certificate for Ohio Municipal Cash Trust (Institutional Service Shares) (9);
     (x) Copy of Speciman Certificates for California Municipal Cash Trust (Institutional Shares and Institutional Service
            Shares), Michigan Municipal Cash Trust (Institutional Shares and Institutional Service Shares), and Ohio Municipal
            Cash Trust (Institutional Shares and Institutional Service
            Shares); +
(5)  Conformed Copy of Investment Advisory Contract of the Registrant through
     and including    Exhibit F (7);

(i) Conformed copy of Exhibit G to Investment Advisory Contract for Virginia Municipal Cash Trust (18);
(ii) Conformed copy of Exhibit H to Investment Advisory Contract for Alabama Municipal Cash Trust (19);
(iii)Conformed copy of Exhibit I to Investment Advisory Contract for North Carolina Municipal Cash Trust (19);
(iv) Conformed copy of Exhibit J to Investment Advisory Contract for Maryland Municipal Cash Trust (19); ___ + All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrants   Pre-Effective
     Amendment No. 1 on Form N-1A filed on October 31, 1989 (File Nos. 33-31259 and 811-5911).

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No.6 on Form N-1A filed on November 6, 1990 (File Nos. 33-31259 and 811-5911).

9. Response is incorporated by reference to Registrants Post-Effective Amendment No. 10 on Form N-1A filed on January 24, 1991 (File Nos. 33-31259 and 811-5911).

18. Response is incorporated by reference to Registrants Post-Effective Amendment No. 26 on Form N-1A filed on June 1, 1994 (File Nos. 33-31259 and 811-5911).

19. Response is incorporated by reference to Registrants Post-Effective Amendment No. 28 on Form N-1A filed on June 28, 1994 (File Nos. 33-31259 and 811-5911).

30. Response is incorporated by reference to Registrants Post-Effective Amendment No. 42 on Form N-1A filed on February 29, 1996 (File Nos. 33-31251 and 811-5911)

31. Response is incorporated by reference to Registrants Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)

             New York Municipal Cash Trust; (22)
      (vi) Conformed copy of Exhibit L to Investment Advisory Contract for California Municipal Cash Trust; (22)
      (vii)  Conformed copy of Exhibit M to Investment Advisory Contract (31);
      (viii) Conformed copy of Exhibit N to the Investment Advisory Contract for Georgia Municipal Cash Trust (27);
      (ix) Conformed copy of Exhibit O to the Investment Advisory Contract for Michigan Municipal Cash Trust (27);
      (x) Conformed Copy of Exhibit P to the Investment Advisory Contract for Tennessee Municipal Cash Trust (31);
(6)   Conformed Copy of Distributor's Contract of the
      Registrant(7);
      (i) Conformed Copy of Exhibit A to the Distributors Contract for Massachusetts Municipal Cash Trust (Institutional
             Service Shares) (9);
      (ii) Conformed copy of Exhibit B to the Distributors Contract for Pennsylvania Municipal Cash Trust (Institutional Service
             Shares) (9);
      (iii)Conformed copy of Exhibit C to the Distributors Contract for Connecticut Municipal Cash Trust (Institutional Service
             Shares) (9);
      (iv) Conformed copy of Exhibit D to the Distributors Contract for Minnesota Municipal Cash Trust (Institutional Shares)
             (9);
      (v)    Conformed Copy of Exhibit E to the Distributors Contract for
             New Jersey Municipal Cash Trust (Institutional Shares)
             (31);
_________________________________
+ All exhibits have been filed electronically.

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No.6 on Form N-1A filed on November 6, 1990 (File Nos. 33-31259 and 811-5911).

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on January 24, 1991 (File Nos. 33-31259 and 811-5911).

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed on July 18, 1995 (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 43 on Form N-1A filed November 29, 1996 (File Nos. 33-31259 and 811-5911).
          (vi)  Conformed copy of Exhibit F to the
            Distributor's Contract fo New Jersey
            Municipal Cash Trust (Institutional
            Service Shares (31);
     (vii) Conformed Copy of Exhibit G to the Distributor's Contract for Pennsylvania Municipal Cash Trust (Cash Series Shares)
            (31);
     (viii) Exhibit H to the Distributor's Contract does not exist;
     (ix) Conformed Copy of Exhibit I to the Distributor's Contract for Minnesota Municipal Cash Trust (Cash Series Shares) (31);
     (x)    Exhibit J to the Distributor's Contract does not exist;
     (xi) Conformed Copy of Exhibit K to the Distributor's Contract for Ohio Municipal Cash Trust (Institutional Service
            Shares) (31);
     (xii) Conformed Copy of Exhibit L to the Distributor's Contract for Ohio Municipal Cash Trust (Cash II Shares) (31);
     (xiii) Conformed copy of Exhibit M to Distributor's Contract; (22)
     (xiv) Conformed copy of Exhibit N to the Distributor's Contract for Virginia Municipal Cash Trust (19);
     (xv) Conformed copy of Exhibit O to the Distributor's Contract for Alabama Municipal Cash Trust (19);
______
+All Exhibits have been filed electronically.

19. Response is incorporated by reference to Registrant's Post- Effective Amendment No. 28 on Form N-1A filed on June 28, 1994(File Nos. 33-31259 and 811-5911).

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)



(xvi)Conformed copy of Exhibit P to the Distributor's Contract for North Carolina Municipal Cash Trust (19);

(xvii) Conformed copy of Exhibit Q to the Distributor's Contract for Maryland Municipal Cash Trust (19);

(xviii)Conformed  copy of Exhibit R to the  Distributor's  Contract for New York
     Municipal Cash Trust, Cash II Shares (21);

(xix)Conformed copy of Exhibit S to the Distributor's Contract for New York Municipal Cash Trust, Institutional Service Shares (21);

(xx) Conformed copy of Exhibit T to the Distributor's Contract for California Municipal Cash Trust (21);

(xxi)Conformed copy of Exhibit U to the Distributor's Contract for Florida Municipal Cash Trust; (22)

______________________
+ All exhibits have been filed electronically.
19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed on June 28, 1994 (File Nos. 33-31259 and 811-5911).
21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on October 24, 1994 (File Nos. 33-31259 and 811-5911).
22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

        Municipal Cash Trust (27);
 (xxiii)Conformed copy of Exhibit W to the Distributor's Contract for Michigan
        Municipal Cash Trust (27);
 (xxiv) Conformed copy of Exhibit X to the Distributor's Contract for Pennsylvania Municipal Cash Trust- Institutional Shares
        (27);
 (xxv) Conformed copy of Exhibit Y to the Distributor's Contract for Florida Municipal Cash Trust-Cash II Shares (29)
 (xxvi) Conformed copy of Exhibit Z to the Distributor's Contract for California Municipal Cash Trust (Institutional Shares) (31);
 (xxvii)Conformed copy of Exhibit AA to the Distributor's Contract for Michigan
        Municipal Cash Trust (Institutional Shares)  (31);
 (xxviii)Conformed copy of Exhibit BB to the Distributor's Contract for Ohio
         Municipal Cash Trust (Institutional Shares) (31);
 (xxix) Conformed Copy of Exhibit CC (Institutional Shares) and Exhibit DD (Institutional Service Shares) to the Distributor's Contract for Tennessee Municipal Cash Trust (31);
 (xxx) The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual
        Funds Service Agreement and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)6 of the Cash Trust Series II
        Registration Statement on Form N-1A, filed with the Commission on
        July 24, 1995. (File Nos. 33-38550 and 811-6269)
(7)   Not applicable;
(8)   (i)   Conformed copy of Custodian Agreement of  the Registrant (22);
      (ii)  Copy of Exhibit 1 to the Custodian Agreement (27);
      (iii) Conformed copy of Custodian Fee
            Schedule; +
____
+ All exhibits have been filed electronically.

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 37 on Form N-1A filed on July 18, 1995 (File Nos. 33-31259 and 811-5911).

29 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed on January 30, 1996. (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)
(9)   (i)   Conformed copy of Agreement for Fund Accounting, Shareholder
            Recordkeeeping, and Custody Services Procurement (31);
      (ii)   Conformed copy of Sub-Transfer Agency Agreement of the Registrant
            (Massachusetts Municipal Cash Trust--1784 Fund
             Shares only);(32)
      (iii) Conformed copy of Shareholder Services Agreement of the Registrant (Massachusetts Municipal Cash Trust--1784 Fund
             Shares only); (15)
      (iv)   Conformed copy of Shareholder Services Agreement of the
             Registrant; (22)
      (v)    Conformed copy of Amended and Restated Shareholder Services
             Agreement; +
      (vi)  The response and exhibits described in Item 24(b)(6) are hereby incorporated by reference;
      (vii) Conformed copy of Administrative Services Agreement of the Registrant; (22)
      (viii) Form of Schwab Master Services Agreement (Ohio Municipal Cash Trust-Cash II Shares only) (31);
      (viv) Conformed Copy of License Agreement (Massachusetts Municipal Cash Trust-1784 Funds Shares only);(32)
(10) Conformed Copy of Opinion and Consent of Counsel as to the legality of shares (5);
(11)  Conformed copy of Consent of Independent Public Accountants; +
(12)  Not applicable;
(13)  Conformed Copy of Initial Capital Understanding (2);
(14)  Not applicable;

+ All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 1 on Form N-1A filed on October 31, 1989 (File Nos. 33-31259 and 811-5911).

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A filed August 3, 1990 (File Nos. 33-31259 and 811-5911).

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed on October 1, 1993 (File Nos. 33-31259 and 811-5911).

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)

32. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 44 on Form N-1A filed on December 23, 1996 (File Nos. 33-31259 and 811-5911)
 (15)  (i)    Copy of Rule 12b-1 Plan of the Registrant through and including
              Exhibit F (7); Additional Exhibits to the Rule 12b-1
              Plan have been executed to reflect the coverage of subsequently created portfolios and/or classes under these documents.  Because these exhibits are substantially identical but differ only as to the Fund name, dates, and any other Fund - specific information, pursuant to Rule 8b-31 of the Investment Company Act they need not be filed.
       (ii)   Conformed copy of Exhibit G to 12b-1 Plan for Ohio Municipal Cash
              Trust Cash II Shares (31);
       (iii)  Conformed copy of Exhibit H to 12b-1 Plan for New York Municipal
              Cash Trust, Cash II Shares (21);
       (iv)   Conformed copy of Exhibit I to 12b-1 Plan for New York Municipal
              Cash Trust, Institutional Service Shares (21);
       (v)    Conformed copy of Exhibit J to 12b-1 Plan for Florida Municipal
              Cash Trust; (22)
       (vi)   Conformed copy of Exhibit K to 12b-1 Plan for Florida Municipal
              Cash Trust-Cash II Shares (29);
       (vii)  The response and exhibits described in Item 24 (b) (6) are hereby incorporated by reference.
 (16)  Copy of Schedules for Computation of Performance Data;
       (i)    New Jersey Municipal Cash Trust (Institutional Shares and
              Institutional Service Shares) (23);
       (ii)   Ohio Municipal Cash Trust (23);
______________________
+ All exhibits have been filed electronically.

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No.6 on Form N-1A filed on November 6, 1990 (File Nos. 33-31259 and 811-5911).

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on October 24, 1994 (File Nos. 33-31259 and 811-5911).

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on December 28, 1994 (File Nos. 33-31259 and 811-5911).

23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed on February 13, 1995 (File Nos. 33-31259 and 811-5911).

29 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed on January 30, 1996. (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)

        Service Shares) (16);
 (iv)   Alabama Municipal Cash Trust (18);
 (v)    North Carolina Municipal Cash Trust (18);
 (vi)   Maryland Municipal Cash Trust (21);
 (vii)  Florida Municipal Cash Trust (23);
 (viii) Michigan Municipal Cash Trust (29);
 (ix)   Georgia Municipal Cash Trust (29);
 (x) Pennsylvania Municipal Cash Trust, Connecticut Municipal Cash Trust, Minnesota Municipal Cash Trust, and Massachusetts
        Municipal Cash Trust (2);
 (xi)   Tennessee Municipal Cash Trust (31);
   (17)  Copy of Financial Data Schedules; +
   (18) The Registrant hereby incorporates the conformed copy of the specimen Multiple Class Plan from Item 24(b)(18) of the World
         Investment Series, Inc. Registration Statement on Form N-1A, filed with the Commission on January 26, 1996. (File Nos.
         33-52149 and 811-07141);
(19)  Conformed copy of Power of Attorney of the Registrant; (32)
______________________
+ All exhibits have been filed electronically.

2.   Response  is  incorporated  by  reference  to  Registrant's   Pre-Effective
     Amendment No. 1 on Form N-1A filed on October 31, 1989 (File Nos. 33-31259 and 811-5911).

16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993 (File Nos. 33-31259 and 811-5911).

18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed on June 1, 1994 (File Nos. 33-31259 and 811-5911).

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on October 24, 1994 (File Nos. 33-31259 and 811-5911).

23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed on February 13, 1995 (File Nos. 33-31259 and 811-5911).

29 Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed on January 30, 1996. (File Nos. 33-31259 and 811-5911).

31. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 43 on Form N-1A filed on November 29, 1996 (File Nos. 33-31259 and 811-5911)


            None

Item 26.    Number of Holders of Securities:

                                                Number of Record  Holders as of
            Title of Class                      November 24, 1997
            Shares of beneficial
            interest (no par value)


            Connecticut Municipal Cash Trust
                 Institutional Service Shares         1,672
            Pennsylvania Municipal Cash Trust
                 Cash Series Shares                     775
                 Institutional Service Shares           377
                 Institutional Shares                    65
            Minnesota Municipal Cash Trust
                 Cash Series Shares                   3,895
                 Institutional Shares                    75
            New Jersey Municipal Cash Trust
                 Institutional Service Shares           431
                 Institutional Shares                    35
            Ohio Municipal Cash Trust
                 Cash II Shares                         216
                 Institutional Shares                    33
                 Institutional Service Shares            72
            Virginia Municipal Cash Trust
                 Institutional Service Shares         1,129
                 Institutional Shares                    28
            Alabama Municipal Cash Trust                714
            North Carolina Municipal Cash Trust         708
            Maryland Municipal Cash Trust               286
            California Municipal Cash Trust
                 Institutional Shares                    19
                 Institutional Service Shares            958
            New York Municipal Cash Trust
                 Cash II Shares                         507
                 Institutional Service Shares           1,425
            Florida Municipal Cash Trust
                 Institutional Shares                   276
                 Cash II Shares                          26
            Massachusetts Municipal Cash Trust
                 Institutional Service Shares           567
                 1784 Funds Shares                        5
            Michigan Municipal Cash Trust
                 Institutional Shares                    14
                 Institutional Service Shares           2,203
            Georgia Municipal Cash Trust                225
            Tennessee Municipal Cash Trust
                 Institutional Shares                    22
                 Institutional Service Shares            147

Item 27.    Indemnification: (3.)


 3. Response is incorporated by reference to Registrant's Post-Effective Amendment No.1 on Form N-1A filed on March 22, 1990 (File Nos. 33-31259 and 811-5911).



Item 28.    Business and Other Connections of Investment Adviser:

(a) For a description of the other business of the investment adviser, see the section entitled "Fund Information"in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Federated Municipal Trust Management." The remaining Trustee of the investment adviser, his position with the investment adviser, and, in parentheses, his principal occupation is: Mark D. Olson (Partner, Wilson, Halbrook & Bayard), 107 W. Market Street, Georgetown, Delaware 19947.

            The remaining Officers of the investment adviser are:

         Executive Vice Presidents:          William D. Dawson, III
                                             Henry A. Frantzen
                                             J. Thomas Madden

         Senior Vice Presidents:             Drew J. Collins
                                             Jonathan C. Conley
                                             Deborah A. Cunningham
                                             Mark E. Durbiano
                                             J. Alan Minteer
                                             Susan M. Nason
                                             Mary Jo Ochson
                                             Robert J. Ostrowski

         Vice Presidents:                    J. Scott Albrecht
                                             Joseph M. Balestrino
                                             Randall S. Bauer
                                             David A. Briggs
                                             Kenneth J. Cody
                                             Alexandre de Bethmann
                                             Michael P. Donnelly
                                             Linda A. Duessel
                                             Donald T. Ellenberger
                                             Kathleen M. Foody-Malus
                                             Thomas M. Franks
                                             Edward C. Gonzales
                                             James E. Grefenstette
                                             Susan R. Hill
                                             Stephen A. Keen
                                             Robert K. Kinsey
                                             Robert M. Kowit
                                             Jeff A. Kozemchak
                                             Steven Lehman
                                             Marian R. Marinack
                                             Sandra L. McInerney
                                             Charles A. Ritter
                                             Scott B. Schermerhorn
                                             Frank Semack
                                             Aash M. Shah
                                             Christopher Smith
                                             William F. Stotz
                                             Tracy P. Stouffer
                                             Edward J. Tiedge
                                             Paige M. Wilhelm
                                             Jolanta M. Wysocka

         Assistant Vice Presidents:          Todd A. Abraham
                                             Stefanie L. Bachhuber
                                             Arthur J. Barry
                                             Micheal W. Casey
                                             Robert E. Cauley
                                             Salvatore A. Esposito
                                             Donna M. Fabiano
                                             John T. Gentry
                                             William R. Jamison
                                             Constantine Kartsonsas
                                             Joseph M. Natoli
                                             Keith J. Sabol
                                             Michael W. Sirianni
                                             Gregg S. Tenser

         Secretary:                          Stephen A. Keen

         Treasurer:                          Thomas R. Donahue

         Assistant Secretaries:              Thomas R. Donahue
                                             Richard B. Fisher
                                             Christine I. McGonigle

         Assistant Treasurer:                Richard B. Fisher

     The business address of each of the Officers of the investment adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the Funds listed in Part B of this Registration Statement.

Item 29.    Principal Underwriters:

     (a)...Federated   Securities  Corp.  the  Distributor  for  shares  of  the
Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund:
1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust;
Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; The Wachovia Funds; The Wachovia Municipal Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; and World Investment Series, Inc.

Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.

            (b)

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices      Positions and Offices
 Business Address                   With Underwriter       With Registrant

Richard B. Fisher               Director, Chairman, Chief    Vice President
Federated Investors Tower       Executive Officer, Chief
Pittsburgh, PA 15222-3779       Operating Officer, Asst.
                                Secretary, and Asst.
                                Treasurer, Federated
                                Securities Corp.

Edward C. Gonzales              Director, Executive Vice     Executive Vice
Federated Investors Tower       President, Federated,        President
Pittsburgh, PA 15222-3779       Securities Corp.

Thomas R. Donahue               Director, Assistant Secretary     --
Federated Investors Tower       and Assistant Treasurer,
Pittsburgh, PA 15222-3779       Federated Securities Corp.

James F. Getz                   President-Broker/Dealer,          --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Fisher                  President-Institutional Sales,    --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

David M. Taylor                 Executive Vice President,         --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark W. Bloss                   Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd                 Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Laura M. Deger                  Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.            Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices      Positions and Offices
 Business Address                 With Underwriter        With Registrant

Bryant R. Fisher                Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Christopher T. Fives            Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton               Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

James M. Heaton                 Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Keith Nixon                     Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Solon A. Person, IV             Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion              Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ                Senior Vice President,            --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Teresa M. Antoszyk              Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Bohnet                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman                 Vice President, Secretary,        --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis        Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mary J. Combs                   Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.          Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.          Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices      Positions and Offices
 Business Address                 With Underwriter        With Registrant

Kevin J. Crenny                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Daniel T. Culbertson            Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen               Vice President,                   --
Federated Investors Tower       Federated Securites Corp.
Pittsburgh, PA 15222-3779

William C. Doyle                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jill Ehrenfeld                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John K. Goettlicher             Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Gonzales             Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bruce E. Hastings               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth A. Hetzel                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian G. Kelly                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices      Positions and Offices
 Business Address                 With Underwriter         With Registrant

Mark J. Miehl                   Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Mihm                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas A. Peters III            Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips              Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard A. Recker               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Eugene B. Reed                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

George D. Riedel                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John Rogers                     Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian S. Ronayne                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas S. Schinabeck            Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh,PA 15222-3779

Edward L. Smith                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears                 Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John A. Staley                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

         (1)                           (2)                        (3)
Name and Principal              Positions and Offices      Positions and Offices
 Business Address                 With Underwriter         With Registrant

Jeffrey A. Stewart              Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder                   Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Tustin               Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul A. Uhlman                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Miles J. Wallace                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

John F. Wallin                  Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski           Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. Wolff                Vice President,                   --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek                 Assistant Vice President,         --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Terri E. Bush                   Assistant Vice President,         --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth C. Dell                    Assistant Vice President,         --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings            Assistant Vice President,         --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley                   Treasurer,                        --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt                 Assistant Secretary,              --
Federated Investors Tower       Federated Securities Corp.
Pittsburgh, PA 15222-3779


Item 30.    Location of Accounts and Records:

Registrant                                Federated Investors Tower
                                          Pittsburgh, PA  15222-3779

Federated Shareholder Services Company    P.O. Box 8600
("Transfer Agent, Dividend                Boston, MA 02266-8600
Disbursing Agent and Portfolio
Recordkeeper")

Federated Administrative Services         Federated Investors Tower
("Administrator")                         Pittsburgh, PA  15222-3779

Federated Management                      Federated Investors Tower
("Adviser")                               Pittsburgh, PA  15222-3779

State Street Bank and Trust Company       P.O. Box 8600
("Custodian")                             Boston, MA 02266-8600


Item 31.    Management Services:  Not applicable.

Item 32.    Undertakings:

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

     Registrant hereby undertakes to furnish each person to whom a prospectus for any portfolio in the Trust is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED MUNICIPAL TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 18th day of December, 1997.

                            FEDERATED MUNICIPAL TRUST

                  BY: /s/ Anthony R. Bosch
                  Anthony R. Bosch, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  December 18, 1997

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                      TITLE                         DATE
By: /s/ Anthony R. Bosch
    Anthony R. Bosch          Attorney In Fact         December 18, 1997
    ASSISTANT SECRETARY       For the Persons
                              Listed Below

    NAME                      TITLE
John F. Donahue*              Chairman and Trustee
                              (Chief Executive Officer)

Glen R. Johnson*              President and Trustee

John W. McGonigle*            Secretary and Treasurer (Principal
                              Financial and Accounting
                              Officer)

Thomas G. Bigley*             Trustee

John T. Conroy, Jr.*          Trustee

William J. Copeland*          Trustee

James E. Dowd*                Trustee

Lawrence D. Ellis, M.D.*      Trustee

Edward L. Flaherty, Jr.*      Trustee

Peter E. Madden*              Trustee

John E. Murray, Jr.*          Trustee

Wesley W. Posvar*             Trustee

Marjorie P. Smuts*            Trustee

* By Power of Attorney